UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Reports to Stockholders

Fidelity's

Broadly Diversified International Equity

Funds

Fidelity® Diversified International Fund

Fidelity International Capital Appreciation Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Fidelity® Diversified International Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Fidelity International Capital Appreciation Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Fidelity Overseas Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Fidelity Worldwide Fund	(Click Here)	Shareholder Expense Example
	(Click Here)	Performance
	(Click Here)	Management's Discussion
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
	(Click Here)	Report of Independent Registered Public Accounting Firm
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(The Acting Chairman's photo appears here.)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The Acting Chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Fidelity Diversified International Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Diversified International	.87%
Actual		$ 1,000.00	$ 836.80	$ 4.03
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43
Class K	.70%
Actual		$ 1,000.00	$ 837.70	$ 3.24
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57
Class F	.64%
Actual		$ 1,000.00	$ 838.00	$ 2.96
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Diversified International Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Diversified International Fund	-5.07%	-2.33%	6.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International Fund, a class of the fund, on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Fidelity Diversified International Fund

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund: For the year, the fund's Retail Class shares returned -5.07%, underperforming the -3.97% return of the MSCI® EAFE® (Europe, Australasia, Far East) Index. Fund performance versus the index was held back by security selection in energy, positioning in consumer staples, stock selection in financials and an underweighting in pharmaceuticals. Geographically, performance was curtailed by stock selection in the Asia-Pacific ex Japan region, China and Canada. Individual detractors included U.K.-based Lloyds Banking Group; out-of-benchmark positions in Canadian energy companies Niko Resources and Petrobank Energy & Resources; and underweighting in Swiss drug company Roche Holding, since sold; Danish beer company Carlsberg; and Italy's Fiat Industrial. On the plus side, the fund benefited from an underweighting in the utilities sector, positioning in consumer discretionary and security selection in technology hardware/equipment. Regionally, positioning in continental Europe helped, as did stock picks in Japan. Top contributors included Japan Tobacco, U.K.-listed Royal Dutch Shell, Japanese online retailer Rakuten, a lack of exposure to index component Tokyo Electric Power and an out-of-benchmark stake in technology giant Apple.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Diversified International Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom	18.1%
Japan	13.4%
Germany	8.6%
United States of America	8.4%
France	7.1%
Canada	5.6%
Switzerland	4.4%
Australia	3.6%
Netherlands	2.7%
Other	28.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom	17.6%
Japan	13.0%
Germany	8.4%
France	6.4%
United States of America	6.2%
Switzerland	5.4%
Canada	5.0%
Australia	3.8%
Spain	3.4%
Other	30.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	98.1
Short-Term Investments and Net Other Assets	3.4	1.9
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	3.0	2.4
BHP Billiton Ltd. sponsored ADR (Australia, Metals & Mining)	2.1	2.0
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.8	1.7
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.7	1.6
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.6	1.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.6	1.2
Nestle SA (Switzerland, Food Products)	1.4	1.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.4	1.1
ORIX Corp. (Japan, Diversified Financial Services)	1.3	1.1
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	1.3	1.3
	17.2
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	15.5	20.5
Consumer Discretionary	16.0	14.8
Energy	11.4	11.3
Materials	10.2	11.2
Consumer Staples	10.1	6.7
Information Technology	9.8	10.3
Industrials	9.1	10.8
Health Care	8.2	6.2
Telecommunication Services	6.2	6.0
Utilities	0.1	0.3

Annual Report

Fidelity Diversified International Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
Australia - 3.6%
BHP Billiton Ltd. sponsored ADR (d)	6,896,500	$ 538,478,720
Fortescue Metals Group Ltd.	5,712,451	28,695,469
Iluka Resources Ltd.	2,245,282	37,330,693
Newcrest Mining Ltd.	7,469,169	263,999,256
Paladin Energy Ltd. (Australia) (a)	401,613	613,372
QBE Insurance Group Ltd.	2,851,820	43,902,034
WorleyParsons Ltd.	503,041	14,602,027
TOTAL AUSTRALIA		927,621,571
Austria - 0.0%
Osterreichische Elektrizitatswirtschafts AG	6,000	174,662
Bailiwick of Guernsey - 1.2%
Amdocs Ltd. (a)	1,849,800	55,530,996
Ashmore Global Opportunities Ltd. (United Kingdom)	767,088	8,512,053
Resolution Ltd.	52,410,500	231,788,056
TOTAL BAILIWICK OF GUERNSEY		295,831,105
Bailiwick of Jersey - 1.9%
Experian PLC	14,652,572	190,988,377
Randgold Resources Ltd. sponsored ADR	855,700	93,759,049
Shire PLC	2,847,600	89,390,276
WPP PLC	11,475,509	118,805,910
TOTAL BAILIWICK OF JERSEY		492,943,612
Belgium - 1.0%
Anheuser-Busch InBev SA NV	4,421,964	245,260,547
Anheuser-Busch InBev SA NV (strip VVPR) (a)	5,339,200	7,389
TOTAL BELGIUM		245,267,936
Bermuda - 1.1%
ARA Asset Management Ltd.	693,000	717,641
Assured Guaranty Ltd.	3,044,700	38,789,478
Cafe de Coral Holdings Ltd.	314,000	708,589
CNPC (Hong Kong) Ltd.	17,870,000	25,031,989
Huabao International Holdings Ltd.	40,906,000	25,985,857
Kosmos Energy Ltd.	1,876,800	29,090,400
Li & Fung Ltd.	47,910,000	92,331,883
Noble Group Ltd.	62,626,000	76,438,883
Pacific Basin Shipping Ltd.	1,535,000	699,915
Vtech Holdings Ltd.	62,200	580,780
TOTAL BERMUDA		290,375,415
Brazil - 2.0%
All America Latina Logistica SA	87,300	434,670
Anhanguera Educacional Participacoes SA	2,049,500	30,136,196
Banco Bradesco SA	111,400	1,621,826
Banco Bradesco SA (PN) sponsored ADR	3,400,000	61,880,000
BM&F Bovespa SA	181,100	1,080,989

	Shares	Value
Droga Raia SA	386,000	$ 5,473,503
Drogasil SA	4,673,900	29,395,598
Estacio Participacoes SA	1,989,165	23,213,875
Fleury SA	46,700	588,781
Hypermarcas SA	96,700	520,328
Itau Unibanco Banco Multiplo SA sponsored ADR	6,775,800	129,553,296
Klabin SA (PN) (non-vtg.)	193,000	710,319
Kroton Educacional SA unit (a)	1,279,200	14,302,725
Multiplus SA	63,000	1,063,941
Qualicorp SA	3,366,000	30,774,633
Souza Cruz Industria Comerico	5,151,200	63,175,094
T4F Entretenimento SA	2,091,900	14,618,449
Telefonica Brasil SA sponsored ADR (a)	2,600,955	75,479,714
Tractebel Energia SA	1,917,200	30,702,888
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	80,000	549,732
Valid Solucoes SA	69,260	830,862
Weg SA	71,000	787,649
Wilson Sons Ltd. unit	57,500	813,679
TOTAL BRAZIL		517,708,747
British Virgin Islands - 0.3%
Arcos Dorados Holdings, Inc.	1,737,100	40,648,140
Camelot Information Systems, Inc. ADR (a)(d)	1,840,603	6,000,366
Mail.ru Group Ltd. GDR (Reg. S)	1,065,100	36,692,695
TOTAL BRITISH VIRGIN ISLANDS		83,341,201
Canada - 5.6%
Agnico-Eagle Mines Ltd. (Canada)	1,250,000	54,220,796
Barrick Gold Corp.	800,000	39,492,401
Canadian Natural Resources Ltd.	5,118,800	180,545,727
Fairfax Financial Holdings Ltd. (sub. vtg.)	170,000	71,057,732
Goldcorp, Inc.	1,859,800	90,485,329
InterOil Corp. (a)(d)	274,600	13,046,246
Ivanhoe Mines Ltd. (a)	3,235,460	66,211,952
Niko Resources Ltd.	2,237,500	123,069,795
Open Text Corp. (a)	1,440,400	88,156,497
Osisko Mining Corp. (a)	2,890,000	34,847,570
Painted Pony Petroleum Ltd. (a)(f)(e)	2,485,600	30,395,209
Painted Pony Petroleum Ltd. Class A (a)(e)	3,643,370	44,553,022
Penn West Petroleum Ltd.	754,400	13,478,321
Petrobank Energy & Resources Ltd.	5,356,000	48,195,135
Petrominerales Ltd.	3,121,175	82,346,293
Potash Corp. of Saskatchewan, Inc. (d)	2,589,500	122,558,670
Silver Wheaton Corp.	669,800	23,127,367
Suncor Energy, Inc.	2,661,700	84,776,019
Talisman Energy, Inc.	6,846,400	97,114,005
Tourmaline Oil Corp. (a)	1,440,000	47,872,398
Tourmaline Oil Corp. (a)(f)	310,100	10,309,188
Common Stocks - continued
	Shares	Value
Canada - continued
Uranium One, Inc.	11,314,400	$ 34,050,459
Valeant Pharmaceuticals International, Inc. (Canada)	700,000	27,639,063
TOTAL CANADA		1,427,549,194
Cayman Islands - 0.7%
Boer Power Holdings Ltd.	2,826,000	1,037,408
China Automation Group Ltd.	5,475,000	1,900,663
China Lodging Group Ltd. ADR (a)	50,100	778,053
China ZhengTong Auto Services Holdings Ltd.	24,761,500	26,812,069
Geely Automobile Holdings Ltd.	34,550,000	8,833,647
Hengan International Group Co. Ltd.	9,258,000	80,251,579
HiSoft Technology International Ltd. ADR (a)(d)	1,726,400	21,372,832
Hutchison China Meditech Ltd. (a)	124,800	597,092
Mindray Medical International Ltd. sponsored ADR (d)	48,000	1,310,400
Minth Group Ltd.	8,036,000	8,337,881
NVC Lighting Holdings Ltd.	41,380,000	17,966,892
Samson Holding Ltd.	6,041,000	617,660
Sands China Ltd. (a)	4,816,800	14,475,389
SITC International Holdings Co. Ltd.	2,881,000	744,165
Xingda International Holdings Ltd.	1,472,000	843,327
Xueda Education Group sponsored ADR	177,700	589,964
TOTAL CAYMAN ISLANDS		186,469,021
Chile - 0.0%
Compania Cervecerias Unidas SA sponsored ADR	23,000	1,317,440
Embotelladora Andina SA sponsored ADR	40,000	1,140,000
Empresa Nacional de Telecomunicaciones SA (ENTEL)	48,876	967,644
Inversiones Aguas Metropolitanas SA	871,222	1,369,203
Isapre CruzBlanca SA (a)	868,719	824,481
Quinenco SA	363,717	1,028,162
Sonda SA	228,248	557,168
TOTAL CHILE		7,204,098
China - 1.0%
Baidu.com, Inc. sponsored ADR (a)(d)	1,375,500	192,817,590
Changsha Zoomlion Heavy Industry Science & Technology Development Co. Ltd. (H Shares)	25,167,480	36,411,889
China Bluechemical Ltd. (H shares)	938,000	735,046
China Communications Services Corp. Ltd. (H Shares)	2,208,000	1,018,299
China Construction Bank Corp. (H Shares)	1,408,000	1,034,507
Comba Telecom Systems Holdings Ltd.	865,500	730,793

	Shares	Value
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	20,692,000	$ 21,505,759
SINA Corp. (a)(d)	150,000	12,193,500
TOTAL CHINA		266,447,383
Colombia - 0.0%
Ecopetrol SA ADR	18,000	765,720
Curacao - 0.6%
Schlumberger Ltd.	2,104,800	154,639,656
Denmark - 2.6%
Carlsberg A/S Series B	1,542,600	105,006,110
Novo Nordisk A/S Series B	4,408,339	468,091,658
William Demant Holding A/S (a)	1,096,698	87,503,314
TOTAL DENMARK		660,601,082
Egypt - 0.0%
Commercial International Bank Ltd.	134,400	598,985
JUHAYNA Food Industries (a)	682,600	558,111
TOTAL EGYPT		1,157,096
Finland - 0.1%
Nokian Tyres PLC	439,253	16,139,273
France - 7.1%
Alstom SA	3,024,896	113,444,762
Arkema SA	345,300	23,623,042
Atos Origin SA	365,000	17,689,425
AXA SA	5,053,600	82,315,579
BNP Paribas SA	4,498,836	204,522,102
Bureau Veritas SA	493,400	38,387,930
Danone	2,707,950	188,500,861
Dassault Aviation SA (d)	36,265	34,930,245
Essilor International SA	1,754,728	127,246,488
JC Decaux SA (a)	990,200	26,536,591
LVMH Moet Hennessy - Louis Vuitton	1,827,964	304,198,757
PPR SA	2,051,100	320,468,603
Publicis Groupe SA	1,225,000	59,394,047
Sanofi-aventis	3,684,720	263,639,409
TOTAL FRANCE		1,804,897,841
Germany - 7.1%
adidas AG	1,561,780	110,574,530
Allianz AG	827,462	92,995,574
BASF AG	2,293,559	168,828,055
Bayer AG	1,939,962	124,288,808
Bayerische Motoren Werke AG (BMW)	570,895	46,661,038
Deutsche Boerse AG	961,100	53,202,652
ElringKlinger AG	777,428	21,549,929
Fresenius Medical Care AG & Co. KGaA	2,737,800	199,465,891
Fresenius SE	2,037,100	201,033,066
GFK AG	1,496,500	69,171,612
Infineon Technologies AG	2,825,300	25,527,951
Kabel Deutschland Holding AG (a)	917,600	52,394,698
Linde AG	1,228,429	195,417,632
Common Stocks - continued
	Shares	Value
Germany - continued
SAP AG	2,904,790	$ 175,672,049
Siemens AG sponsored ADR (d)	2,686,500	282,001,905
TOTAL GERMANY		1,818,785,390
Hong Kong - 1.1%
AIA Group Ltd.	27,220,800	83,234,101
China Everbright Ltd.	470,000	696,819
China Insurance International Holdings Co. Ltd. (a)	314,800	682,663
China Mobile (Hong Kong) Ltd. sponsored ADR	1,335,275	63,505,679
China Resources Enterprise Ltd.	3,626,000	13,242,327
Henderson Land Development Co. Ltd.	9,664,155	52,824,551
Hopewell Holdings Ltd.	367,500	954,394
Swire Pacific Ltd. (A Shares)	4,577,000	52,889,821
Television Broadcasts Ltd.	184,000	1,060,283
TOTAL HONG KONG		269,090,638
India - 2.2%
Axis Bank Ltd.	1,472,751	34,807,954
Bajaj Auto Ltd.	793,148	28,053,344
Bharti Airtel Ltd.	9,007,984	72,142,424
Cipla Ltd.	152,766	923,047
CMC Ltd.	50,598	839,811
Cummins India Ltd.	598,043	4,879,115
Deccan Chronicle Holdings Ltd. (a)	502,904	531,886
Dr. Reddy's Laboratories Ltd.	164,145	5,561,788
HDFC Bank Ltd.	12,995,695	129,605,356
Housing Development Finance Corp. Ltd.	6,539,994	92,036,217
India Cements Ltd.	419,168	687,050
Indian Bank	129,270	572,409
Infrastructure Development Finance Co. Ltd.	11,744,307	31,706,496
ITC Ltd.	5,213,498	22,739,475
Jyothy Laboratories Ltd.	196,188	574,273
Lupin Ltd.	513,210	4,938,001
Mahindra & Mahindra Financial Services Ltd.	2,226,876	30,619,486
Max India Ltd. (a)	159,846	618,828
Piramal Healthcare Ltd.	82,278	606,698
Punjab National Bank	47,106	959,620
Redington India Ltd.	285,486	555,235
Shriram Transport Finance Co. Ltd.	2,327,613	29,139,567
State Bank of India	1,273,075	49,517,031
Tulip Telecom Ltd.	216,760	667,397
Wipro Ltd.	1,388,041	10,415,154
TOTAL INDIA		553,697,662
Ireland - 0.5%
Accenture PLC Class A	842,000	50,738,920

	Shares	Value
CRH PLC	2,294,300	$ 41,420,472
Elan Corp. PLC sponsored ADR (a)	2,547,800	30,548,122
TOTAL IRELAND		122,707,514
Italy - 1.8%
ENI SpA	914,500	20,216,952
Fiat Industrial SpA (a)	22,427,792	195,693,464
Prada SpA	7,151,000	35,350,634
Saipem SpA	4,438,007	198,992,956
TOTAL ITALY		450,254,006
Japan - 13.4%
ABC-Mart, Inc.	1,300,200	50,924,779
Aozora Bank Ltd.	15,351,000	38,812,684
Calbee, Inc. (d)	1,161,000	52,932,917
Denso Corp.	1,928,200	59,306,047
Dentsu, Inc.	2,233,900	67,271,842
Don Quijote Co. Ltd.	1,603,200	58,734,504
Fanuc Corp.	849,100	137,308,760
Hitachi Ltd.	46,637,000	249,926,411
Honda Motor Co. Ltd.	7,721,500	230,931,326
Hoya Corp.	2,535,400	55,397,394
Itochu Corp.	13,063,600	129,221,379
Japan Retail Fund Investment Corp.	3,741	5,791,709
Japan Tobacco, Inc.	64,874	324,292,254
JSR Corp.	3,621,700	69,147,467
KDDI Corp.	27,429	200,952,920
Keyence Corp.	661,100	168,080,270
Mitsubishi Corp.	3,128,000	64,341,694
Mitsubishi UFJ Financial Group, Inc.	18,434,600	80,125,863
Mitsui & Co. Ltd.	3,506,800	51,186,625
Nitori Holdings Co. Ltd.	468,050	44,768,217
NTT DoCoMo, Inc.	63,713	113,171,495
ORIX Corp.	3,924,320	342,539,945
OSAKA Titanium technologies Co. Ltd.	120,200	6,621,404
Rakuten, Inc.	232,855	255,296,560
Seven & i Holdings Co., Ltd.	4,070,900	108,648,886
Shimadzu Corp.	1,668,000	14,201,899
SHIMANO, Inc.	1,088,100	53,791,901
SMC Corp.	814,700	126,736,052
SOFTBANK CORP.	4,765,000	154,670,897
Sumitomo Mitsui Financial Group, Inc.	970,800	27,138,812
Yahoo! Japan Corp.	268,168	86,135,853
TOTAL JAPAN		3,428,408,766
Korea (South) - 2.1%
Amorepacific Corp.	90,308	101,831,595
BS Financial Group, Inc. (a)	84,020	921,277
Korea Plant Service & Engineering Co. Ltd.	23,570	643,352
LG Corp.	22,235	1,296,413
LG Household & Health Care Ltd.	59,158	26,618,232
MegaStudy Co. Ltd.	5,266	580,249
Common Stocks - continued
	Shares	Value
Korea (South) - continued
NHN Corp. (a)	518,772	$ 107,822,858
Orion Corp.	134,404	71,836,677
S1 Corp.	20,993	1,088,469
Samchully Co. Ltd.	8,166	701,699
Samsung Electronics Co. Ltd.	199,807	171,364,442
Shinhan Financial Group Co. Ltd.	1,389,720	55,155,939
Shinsegae Co. Ltd.	2,714	680,024
Sindoh Co. Ltd.	11,340	505,997
TOTAL KOREA (SOUTH)		541,047,223
Luxembourg - 0.3%
Brait SA	322,500	772,085
Millicom International Cellular SA (depositary receipt)	6,700	738,387
Samsonite International SA	26,313,700	42,814,701
Ternium SA sponsored ADR	1,411,261	34,632,345
TOTAL LUXEMBOURG		78,957,518
Malaysia - 0.0%
Parkson Holdings Bhd	563,574	1,023,070
Mexico - 0.8%
America Movil SAB de CV Series L sponsored ADR	3,033,400	77,109,028
Grupo Televisa SA de CV (CPO) sponsored ADR	2,180,600	46,512,198
Urbi, Desarrollos Urbanos, SA de CV (a)	422,300	536,746
Wal-Mart de Mexico SA de CV Series V	34,518,200	89,171,013
TOTAL MEXICO		213,328,985
Netherlands - 2.7%
AEGON NV (a)	27,466,400	131,004,746
ASML Holding NV (Netherlands)	1,332,700	55,913,481
Gemalto NV	1,476,891	67,386,376
ING Groep NV sponsored ADR (a)(d)	19,501,500	168,492,960
Koninklijke KPN NV	10,983,331	144,337,603
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	4,051,300	84,469,605
Unilever NV (Certificaten Van Aandelen) (Bearer) unit	767,500	26,500,744
Yandex NV	450,000	12,384,000
TOTAL NETHERLANDS		690,489,515
Norway - 1.5%
DnB NOR ASA	9,071,909	105,830,248
Storebrand ASA (A Shares)	4,980,000	30,706,840
Telenor ASA	14,310,000	255,480,638
TOTAL NORWAY		392,017,726
Papua New Guinea - 0.0%
Oil Search Ltd.	140,611	959,368
Philippines - 0.0%
Banco de Oro Universal Bank	677,000	893,986

	Shares	Value
Manila Water Co., Inc.	2,331,300	$ 1,060,800
Universal Robina Corp.	899,000	991,040
TOTAL PHILIPPINES		2,945,826
Poland - 0.0%
Eurocash SA	98,400	788,957
Kruk SA (a)	53,000	706,578
Warsaw Stock Exchange	44,200	624,003
TOTAL POLAND		2,119,538
Qatar - 0.2%
Commercial Bank of Qatar GDR (Reg. S)	9,940,628	45,591,071
Russia - 0.4%
Sberbank of Russia	20,189,400	54,784,535
Uralkali JSC GDR (Reg. S)	939,700	40,782,980
TOTAL RUSSIA		95,567,515
Singapore - 0.0%
Global Logistic Properties Ltd.	523,000	727,928
South Africa - 0.7%
African Bank Investments Ltd.	146,200	634,443
AngloGold Ashanti Ltd.	35,900	1,622,469
AngloGold Ashanti Ltd. sponsored ADR	1,750,000	79,117,500
Aveng Ltd.	120,300	562,369
Foschini Ltd.	1,702,800	21,485,880
JSE Ltd.	74,600	660,621
Nampak Ltd.	191,000	524,653
Naspers Ltd. Class N	860,200	41,186,371
Sasol Ltd.	23,900	1,074,739
Shoprite Holdings Ltd.	1,956,200	28,668,979
Tiger Brands Ltd.	408,600	11,775,123
TOTAL SOUTH AFRICA		187,313,147
Spain - 2.6%
Banco Bilbao Vizcaya Argentaria SA	7,048,840	63,448,157
Banco Santander SA (Spain) sponsored ADR (d)	13,562,300	116,093,288
Grifols SA ADR (a)	9,784,300	62,717,363
Inditex SA (d)	3,264,772	297,111,439
Prosegur Compania de Seguridad SA (Reg.)	1,822,600	90,928,776
Repsol YPF SA	1,000,369	30,318,594
TOTAL SPAIN		660,617,617
Sweden - 0.4%
H&M Hennes & Mauritz AB (B Shares)	1,292,285	42,795,029
Swedbank AB (A Shares)	4,284,600	60,363,140
TOTAL SWEDEN		103,158,169
Switzerland - 4.4%
Clariant AG (Reg.) (a)	4,713,347	51,535,029
Kuehne & Nagel International AG	1,486,880	185,192,848
Nestle SA	6,034,542	350,017,877
Noble Corp.	742,700	26,692,638
Partners Group Holding	49,390	9,258,339
Common Stocks - continued
	Shares	Value
Switzerland - continued
Schindler Holding AG (Reg.)	1,278,570	$ 150,505,705
Transocean Ltd. (United States)	1,650,300	94,314,645
UBS AG (a)	12,243,801	154,783,795
Zurich Financial Services AG	410,659	95,370,411
TOTAL SWITZERLAND		1,117,671,287
Taiwan - 1.0%
Chroma ATE, Inc.	295,200	588,987
CTCI Corp.	544,000	692,166
Giant Manufacturing Co. Ltd.	195,000	754,567
HTC Corp.	4,228,000	95,018,182
Motech Industries, Inc.	381,000	715,692
Pacific Hospital Supply Co. Ltd.	219,064	716,843
Powertech Technology, Inc.	288,600	702,614
SIMPLO Technology Co. Ltd.	89,200	524,868
St. Shine Optical Co. Ltd.	53,000	665,803
Ta Chong Bank (a)	3,076,000	885,512
Taiwan Fertilizer Co. Ltd.	3,810,000	9,820,065
Taiwan Semiconductor Manufacturing Co. Ltd.	612,000	1,491,368
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	10,407,200	131,338,864
Unified-President Enterprises Corp.	7,865,200	10,815,919
TOTAL TAIWAN		254,731,450
Thailand - 0.0%
Banpu PCL (For. Reg.)	25,400	515,630
Charoen Pokphand Foods PCL (For. Reg.)	653,400	636,326
PTT PCL (For. Reg.)	93,000	916,177
TOTAL THAILAND		2,068,133
United Arab Emirates - 0.0%
Dubai Financial Market PJSC (a)	2,045,195	573,523
United Kingdom - 18.1%
3Legs Resources PLC	6,373,700	13,837,749
Anglo American PLC (United Kingdom)	3,427,600	126,423,827
BG Group PLC	11,701,879	255,279,216
British American Tobacco PLC:
(United Kingdom)	85,000	3,898,004
sponsored ADR	1,797,900	165,856,275
Burberry Group PLC	6,074,500	131,002,436
Capita Group PLC	7,638,800	89,248,477
Carphone Warehouse Group PLC	16,014,300	90,397,232
Compass Group PLC	150,000	1,365,362
Filtrona PLC	1,190,508	7,602,777
GlaxoSmithKline PLC	18,595,500	417,404,751
HSBC Holdings PLC sponsored ADR	9,939,900	433,976,034
Imperial Tobacco Group PLC	2,149,970	78,625,409
Inchcape PLC	17,114,619	89,809,932

	Shares	Value
ITV PLC	62,863,890	$ 64,753,082
Lloyds Banking Group PLC (a)	229,626,800	118,767,489
Misys PLC	13,125,310	61,593,504
National Grid PLC	308,000	3,062,719
Next PLC	3,224,800	132,557,312
Ocado Group PLC (a)(d)	9,816,418	14,784,304
Pan African Resources PLC	3,344,300	699,179
Pearson PLC	10,425,200	191,555,485
Pz Cussons PLC Class L	1,957,500	11,584,829
QinetiQ Group PLC	12,165,700	22,851,778
Reckitt Benckiser Group PLC	6,620,100	340,473,304
Rockhopper Exploration PLC (a)	201,600	693,816
Rolls-Royce Group PLC	18,758,100	211,921,603
Rolls-Royce Group PLC Class C	1,294,308,900	2,081,508
Royal Dutch Shell PLC:
Class A (United Kingdom)	198,500	7,033,114
Class A sponsored ADR	4,900,000	347,459,000
Class B sponsored ADR	10,527,400	755,867,323
Standard Chartered PLC (United Kingdom)	105,587	2,477,455
SuperGroup PLC (a)(d)	1,516,200	15,215,322
Vodafone Group PLC sponsored ADR	14,974,100	416,878,944
TOTAL UNITED KINGDOM		4,627,038,551
United States of America - 5.0%
Anadarko Petroleum Corp.	10,800	847,800
Apple, Inc. (a)	654,300	264,847,554
CF Industries Holdings, Inc.	470,800	76,396,716
Citigroup, Inc.	5,105,150	161,271,689
Cognizant Technology Solutions Corp. Class A (a)	658,900	47,934,975
Facebook, Inc. Class B (g)	1,288,142	32,203,550
Green Mountain Coffee Roasters, Inc. (a)	280,100	18,212,102
Intuit, Inc.	321,900	17,276,373
Nabors Industries Ltd. (a)	1,587,600	29,100,708
Newmont Mining Corp.	1,000,000	66,830,000
Noble Energy, Inc.	782,728	69,928,920
Polycom, Inc. (a)	2,900,000	47,937,000
PriceSmart, Inc.	43,700	3,322,948
SanDisk Corp. (a)	2,032,400	102,981,708
Schweitzer-Mauduit International, Inc. (e)	1,608,255	113,092,492
The Mosaic Co.	1,132,300	66,307,488
Unisys Corp. (a)	1,537,730	39,965,603
Virgin Media, Inc.	917,500	22,368,650
Wells Fargo & Co.	4,129,500	106,995,345
TOTAL UNITED STATES OF AMERICA		1,287,821,621
TOTAL COMMON STOCKS (Cost $21,875,227,771)		24,327,847,370
Nonconvertible Preferred Stocks - 1.5%
	Shares	Value
Germany - 1.5%
ProSiebenSat.1 Media AG	3,507,000	$ 75,226,728
Volkswagen AG	1,736,326	304,687,918
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $221,929,530)		379,914,646
Master Notes - 0.0%
Principal Amount
Canada - 0.0%
OZ Optics Ltd. 5% 11/5/14 (g) (Cost $276,258)	$ 270,994	270,994
Money Market Funds - 6.3%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	725,272,617	725,272,617
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	886,536,637	886,536,637
TOTAL MONEY MARKET FUNDS (Cost $1,611,809,254)		1,611,809,254
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $23,709,242,813)	26,319,842,264
NET OTHER ASSETS (LIABILITIES) - (2.9)%	(747,943,275)
NET ASSETS - 100%	$ 25,571,898,989
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $40,704,397 or 0.2% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $32,474,544 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11	$ 32,203,550
OZ Optics Ltd. 5% 11/5/14	11/5/10	$ 276,258
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,220,251
Fidelity Securities Lending Cash Central Fund	20,356,167
Total	$ 21,576,418
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ashmore Global Opportunities Ltd. (United States)	$ -	$ 9,748,350	$ -	$ 240,285	$ -
Painted Pony Petroleum Ltd.	9,544,006	11,945,802	-	-	30,395,209
Painted Pony Petroleum Ltd. Class A	21,509,462	5,212,327	-	-	44,553,022
Petrobank Energy & Resources Ltd.	223,863,859	-	1,729,615	108,873,999	-
Schweitzer-Mauduit International, Inc.	83,300,121	17,267,467	-	907,782	113,092,492
Total	$ 338,217,448	$ 44,173,946	$ 1,729,615	$ 110,022,066	$ 188,040,723
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 4,627,038,551	$ 3,885,316,989	$ 741,721,562	$ -
Japan	3,428,408,766	-	3,428,408,766	-
Germany	2,198,700,036	1,823,562,096	375,137,940	-
France	1,804,897,841	1,541,258,432	263,639,409	-
Canada	1,427,549,194	1,427,549,194	-	-
United States of America	1,287,821,621	1,255,618,071	-	32,203,550
Switzerland	1,117,671,287	962,887,492	154,783,795	-
Australia	927,621,571	538,478,720	389,142,851	-
Netherlands	690,489,515	477,070,544	213,418,971	-
Other	7,197,563,634	4,195,813,680	3,001,749,954	-
Master Notes	270,994	-	-	270,994
Money Market Funds	1,611,809,254	1,611,809,254	-	-
Total Investments in Securities:	$ 26,319,842,264	$ 17,719,364,472	$ 8,568,003,248	$ 32,474,544
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 451,860
Total Realized Gain (Loss)	(1,057,894)
Total Unrealized Gain (Loss)	1,048,395
Cost of Purchases	32,666,617
Proceeds of Sales	(632,318)
Amortization/Accretion	(2,116)
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 32,474,544
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (5,264)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $3,286,171,990 of which $2,666,600,138 and $619,571,852 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011
Assets
Investment in securities, at value (including securities loaned of $813,313,897) - See accompanying schedule: Unaffiliated issuers (cost $21,967,898,714)	$ 24,519,992,287
Fidelity Central Funds (cost $1,611,809,254)	1,611,809,254
Other affiliated issuers (cost $129,534,845)	188,040,723
Total Investments (cost $23,709,242,813)		$ 26,319,842,264
Foreign currency held at value (cost $251,333)		251,333
Receivable for investments sold		234,571,947
Receivable for fund shares sold		74,623,129
Dividends receivable		62,708,309
Interest receivable		17,819
Distributions receivable from Fidelity Central Funds		360,288
Prepaid expenses		98,276
Other receivables		2,945,967
Total assets		26,695,419,332
Liabilities
Payable for investments purchased	$ 100,359,104
Payable for fund shares redeemed	117,607,449
Accrued management fee	13,820,459
Other affiliated payables	3,926,570
Other payables and accrued expenses	1,270,124
Collateral on securities loaned, at value	886,536,637
Total liabilities		1,123,520,343
Net Assets		$ 25,571,898,989
Net Assets consist of:
Paid in capital		$ 25,969,888,803
Undistributed net investment income		418,909,977
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,430,253,408)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,613,353,617
Net Assets		$ 25,571,898,989
Diversified International: Net Asset Value, offering price and redemption price per share ($17,285,369,497 ÷ 628,706,658 shares)		$ 27.49

Class K: Net Asset Value, offering price and redemption price per share ($8,115,192,236 ÷ 295,039,055 shares)		$ 27.51

Class F: Net Asset Value, offering price and redemption price per share ($171,337,256 ÷ 6,228,258 shares)		$ 27.51

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends (including $1,148,067 earned from other affiliated issuers)		$ 775,256,545
Special dividends (earned from other affiliated issuers)		108,873,999
Interest		21,709
Income from Fidelity Central Funds		21,576,418
Income before foreign taxes withheld		905,728,671
Less foreign taxes withheld		(61,260,298)
Total income		844,468,373

Expenses
Management fee Basic fee	$ 225,204,522
Performance adjustment	(17,677,656)
Transfer agent fees	55,414,460
Accounting and security lending fees	2,636,921
Custodian fees and expenses	4,452,390
Independent trustees' compensation	179,973
Depreciation in deferred trustee compensation account	(24)
Registration fees	241,072
Audit	217,935
Legal	139,565
Miscellaneous	378,639
Total expenses before reductions	271,187,797
Expense reductions	(8,678,523)	262,509,274
Net investment income (loss)		581,959,099
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,889,598,151
Other affiliated issuers	(2,483,501)
Foreign currency transactions	(5,612,204)
Total net realized gain (loss)		1,881,502,446
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $3,985,288)	(3,644,214,790)
Assets and liabilities in foreign currencies	(2,069,131)
Total change in net unrealized appreciation (depreciation)		(3,646,283,921)
Net gain (loss)		(1,764,781,475)
Net increase (decrease) in net assets resulting from operations		$ (1,182,822,376)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 581,959,099	$ 486,439,991
Net realized gain (loss)	1,881,502,446	(561,752,757)
Change in net unrealized appreciation (depreciation)	(3,646,283,921)	3,614,151,999
Net increase (decrease) in net assets resulting from operations	(1,182,822,376)	3,538,839,233
Distributions to shareholders from net investment income	(554,171,382)	(474,506,693)
Distributions to shareholders from net realized gain	(93,780,346)	-
Total distributions	(647,951,728)	(474,506,693)
Share transactions - net increase (decrease)	(7,417,526,738)	(3,995,252,806)
Redemption fees	964,713	822,251
Total increase (decrease) in net assets	(9,247,336,129)	(930,098,015)

Net Assets
Beginning of period	34,819,235,118	35,749,333,133
End of period (including undistributed net investment income of $418,909,977 and undistributed net investment income of $424,022,673, respectively)	$ 25,571,898,989	$ 34,819,235,118

Financial Highlights - Diversified International

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 29.49	$ 26.86	$ 21.96	$ 45.41	$ 37.58
Income from Investment Operations
Net investment income (loss) B	.53 E	.37	.35	.55	.47
Net realized and unrealized gain (loss)	(1.99)	2.61	4.86	(20.96)	10.23
Total from investment operations	(1.46)	2.98	5.21	(20.41)	10.70
Distributions from net investment income	(.46)	(.35)	(.31)	(.47)	(.36)
Distributions from net realized gain	(.08)	-	-	(2.57)	(2.51)
Total distributions	(.54)	(.35)	(.31)	(3.04)	(2.87)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 27.49	$ 29.49	$ 26.86	$ 21.96	$ 45.41
Total Return A	(5.07)%	11.15%	24.32%	(48.04)%	30.37%
Ratios to Average Net Assets C,F
Expenses before reductions	.90%	.98%	1.01%	1.04%	.93%
Expenses net of fee waivers, if any	.89%	.98%	1.01%	1.04%	.93%
Expenses net of all reductions	.87%	.96%	.99%	1.02%	.91%
Net investment income (loss)	1.78% E	1.34%	1.58%	1.53%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,285,369	$ 26,527,229	$ 30,998,270	$ 28,274,961	$ 59,929,942
Portfolio turnover rate D	45%	57%	54%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.44%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 29.51	$ 26.89	$ 21.98	$ 38.39
Income from Investment Operations
Net investment income (loss) D	.58 G	.42	.42	.16
Net realized and unrealized gain (loss)	(1.97)	2.61	4.85	(16.57)
Total from investment operations	(1.39)	3.03	5.27	(16.41)
Distributions from net investment income	(.53)	(.41)	(.36)	-
Distributions from net realized gain	(.08)	-	-	-
Total distributions	(.61)	(.41)	(.36)	-
Redemption fees added to paid in capital D,J	-	-	-	-
Net asset value, end of period	$ 27.51	$ 29.51	$ 26.89	$ 21.98
Total Return B,C	(4.87)%	11.33%	24.64%	(42.75)%
Ratios to Average Net Assets E,I
Expenses before reductions	.73%	.79%	.77%	.88% A
Expenses net of fee waivers, if any	.72%	.79%	.77%	.88% A
Expenses net of all reductions	.70%	.77%	.76%	.87% A
Net investment income (loss)	1.95% G	1.54%	1.81%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,115,192	$ 7,697,405	$ 4,713,909	$ 932,275
Portfolio turnover rate F	45%	57%	54%	49%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.61%.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class F

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 29.52	$ 26.89	$ 23.29
Income from Investment Operations
Net investment income (loss) D	.61 G	.43	(.02)
Net realized and unrealized gain (loss)	(2.00)	2.62	3.62
Total from investment operations	(1.39)	3.05	3.60
Distributions from net investment income	(.54)	(.42)	-
Distributions from net realized gain	(.08)	-	-
Total distributions	(.62)	(.42)	-
Redemption fees added to paid in capital D,J	-	-	-
Net asset value, end of period	$ 27.51	$ 29.52	$ 26.89
Total Return B,C	(4.86)%	11.41%	15.46%
Ratios to Average Net Assets E,I
Expenses before reductions	.68%	.73%	.71% A
Expenses net of fee waivers, if any	.67%	.73%	.71% A
Expenses net of all reductions	.65%	.72%	.70% A
Net investment income (loss)	2.00% G	1.59%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 171,337	$ 594,602	$ 37,155
Portfolio turnover rate F	45%	57%	54%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.66%.

H For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International, Class K and Class F shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For master notes, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,524,622,015
Gross unrealized depreciation	(2,058,103,983)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,466,518,032

Tax Cost	$ 23,853,324,232

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 419,615,619
Capital Loss Carryfoward	$ (3,286,171,990)
Net unrealized appreciation (depreciation)	$ 2,469,263,889

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 647,951,728	$ 474,506,693

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,875,962,686 and $20,794,928,294, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Diversified International	$ 51,100,072.22
Class K	4,314,388.05
	$ 55,414,460

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $89,950 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $100,888 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,510,818. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $20,356,167, including $10,704 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $2,833,493.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,844,480 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $550.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Diversified International	$ 404,459,076	$ 398,456,259
Class K	139,574,930	74,880,028
Class F	10,137,376	1,170,406
Total	$ 554,171,382	$ 474,506,693
From net realized gain
Diversified International	$ 71,011,904	$ -
Class K	21,272,351	-
Class F	1,496,091	-
Total	$ 93,780,346	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Diversified International
Shares sold	95,789,996	179,662,935	$ 2,861,192,033	$ 4,893,668,837
Reinvestment of distributions	15,446,133	13,627,007	459,413,511	384,281,814
Shares redeemed	(382,099,741)	(447,584,331)	(11,334,070,882)	(12,092,134,122)
Net increase (decrease)	(270,863,612)	(254,294,389)	$ (8,013,465,338)	$ (6,814,183,471)
Class K
Shares sold	125,231,374	151,794,829	$ 3,707,928,503	$ 4,125,917,772
Reinvestment of distributions	5,413,899	2,657,205	160,847,281	74,880,028
Shares redeemed	(96,416,162)	(68,937,812)	(2,871,502,023)	(1,889,669,527)
Net increase (decrease)	34,229,111	85,514,222	$ 997,273,761	$ 2,311,128,273
Class F
Shares sold	13,012,404	24,587,499	$ 389,423,461	$ 664,182,809
Reinvestment of distributions	391,673	41,548	11,633,466	1,170,406
Shares redeemed	(27,320,491)	(5,866,038)	(802,392,088)	(157,550,823)
Net increase (decrease)	(13,916,414)	18,763,009	$ (401,335,161)	$ 507,802,392

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Fidelity International Capital Appreciation Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Actual	1.16%	$ 1,000.00	$ 847.50	$ 5.40
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.36	$ 5.90

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity International Capital Appreciation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity International Capital Appreciation Fund	-4.03%	-1.42%	5.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity International Capital Appreciation Fund on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Fidelity International Capital Appreciation Fund

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Sammy Simnegar, Portfolio Manager of Fidelity® International Capital Appreciation Fund: For the year, the fund returned -4.03%, ahead of the MSCI index. Stock picking in consumer discretionary and materials aided relative performance, as did underweighting utilities. Geographically, out-of-benchmark exposure to the United States and positioning in Indonesia, Brazil and Russia helped. The fund's top contributor, Canadian junior silver miner Aurcana, was lifted by surging silver prices and sold. Other notable contributors included two Indonesian holdings, retailer Mitra Adiperkasa and tobacco firm Gudang Garam. Conversely, positioning in health care detracted, as did stock selection in financials and underweighted telecommunication services exposure. Geographically, positioning in India, China and the United Kingdom hurt the fund. Swiss food and beverage maker Nestle - the fund's largest holding at period end - was its largest relative detractor, mainly due to untimely ownership. Other key detractors were India-based Jain Irrigation Systems and Vedanta Resources, a U.K. metals and mining firm. Aurcana, Mitra Adiperkasa and Jain Irrigation Systems were non-index holdings. I sold Jain and Vedanta by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity International Capital Appreciation Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United States of America	18.1%
United Kingdom	14.6%
France	7.8%
Japan	7.7%
Switzerland	5.7%
Indonesia	4.8%
Brazil	4.7%
Germany	4.3%
India	4.2%
Other	28.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom	14.6%
Japan	14.2%
United States of America	11.5%
France	7.3%
Brazil	5.2%
India	4.5%
Switzerland	4.2%
Germany	4.1%
Canada	4.1%
Other	30.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.7	97.9
Short-Term Investments and Net Other Assets	2.3	2.1
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.3	0.0
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	2.0	1.9
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.8	1.0
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	1.7	2.0
Unilever PLC (United Kingdom, Food Products)	1.2	0.0
Siemens AG sponsored ADR (Germany, Industrial Conglomerates)	1.1	1.2
Philip Morris International, Inc. (United States of America, Tobacco)	1.0	0.0
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.0	1.0
BASF AG (Germany, Chemicals)	0.9	0.0
Standard Chartered PLC (United Kingdom) (United Kingdom, Commercial Banks)	0.9	0.8
	13.9
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.1	23.1
Consumer Staples	21.2	10.2
Financials	16.1	20.3
Materials	10.9	12.5
Industrials	10.0	11.4
Information Technology	9.2	9.6
Energy	6.4	10.1
Health Care	1.8	0.0
Telecommunication Services	0.0	0.7

Annual Report

Fidelity International Capital Appreciation Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Australia - 1.0%
Atlas Iron Ltd.	803,649	$ 2,606,788
Fortescue Metals Group Ltd.	589,230	2,959,891
TOTAL AUSTRALIA		5,566,679
Belgium - 0.8%
Anheuser-Busch InBev SA NV	80,019	4,438,187
Bermuda - 1.1%
Credicorp Ltd. (NY Shares)	29,400	3,198,132
Petra Diamonds Ltd. (a)	1,413,818	2,614,757
TOTAL BERMUDA		5,812,889
Brazil - 4.7%
BR Malls Participacoes SA	276,000	2,981,481
Brasil Foods SA sponsored ADR (d)	161,500	3,399,575
Cia.Hering SA	131,800	2,943,472
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	105,800	3,567,576
Iguatemi Empresa de Shopping Centers SA	141,900	2,749,251
Itau Unibanco Banco Multiplo SA sponsored ADR	238,200	4,554,384
Multiplan Empreendimentos Imobiliarios SA	145,600	2,943,881
Souza Cruz Industria Comerico	250,200	3,068,491
TOTAL BRAZIL		26,208,111
Canada - 1.4%
First Quantum Minerals Ltd.	158,700	3,328,903
Potash Corp. of Saskatchewan, Inc.	88,500	4,188,624
TOTAL CANADA		7,517,527
Cayman Islands - 3.2%
Belle International Holdings Ltd.	1,706,000	3,345,853
China ZhengTong Auto Services Holdings Ltd.	2,428,000	2,629,069
Ctrip.com International Ltd. sponsored ADR (a)(d)	74,000	2,579,640
Hengdeli Holdings Ltd.	7,252,000	3,251,197
Intime Department Store Group Co. Ltd.	2,073,500	2,975,618
Maoye International Holdings Ltd. (a)	11,341,000	3,115,554
TOTAL CAYMAN ISLANDS		17,896,931
Chile - 0.5%
Banco Santander Chile sponsored ADR	35,500	2,899,640
China - 1.6%
Baidu.com, Inc. sponsored ADR (a)	20,300	2,845,654
Golden Eagle Retail Group Ltd. (H Shares)	1,262,000	3,171,639
SINA Corp. (a)	31,700	2,576,893
TOTAL CHINA		8,594,186

	Shares	Value
Colombia - 0.5%
Grupo de Inversiones Surameric	169,158	$ 2,971,598
Grupo de Inversiones Surameric rights 11/22/11 (a)	43,277	6,494
TOTAL COLOMBIA		2,978,092
Curacao - 0.5%
Schlumberger Ltd.	36,900	2,711,043
Denmark - 1.3%
Christian Hansen Holding AS	128,746	2,813,531
Novo Nordisk A/S Series B sponsored ADR	42,600	4,528,380
TOTAL DENMARK		7,341,911
Finland - 1.1%
Kone Oyj (B Shares)	57,800	3,194,777
Nokian Tyres PLC	83,000	3,049,631
TOTAL FINLAND		6,244,408
France - 7.8%
Air Liquide SA	32,400	4,203,596
Atos Origin SA	56,917	2,758,436
BNP Paribas SA	88,391	4,018,353
Casino Guichard Perrachon et Compagnie	32,751	3,078,413
Christian Dior SA	24,612	3,484,394
Danone	65,200	4,538,583
LVMH Moet Hennessy - Louis Vuitton	27,998	4,659,258
Pernod Ricard SA	36,900	3,446,949
PPR SA	21,500	3,359,210
Remy Cointreau SA	37,000	3,041,535
Schneider Electric SA	62,894	3,712,214
Technip SA	34,400	3,271,495
TOTAL FRANCE		43,572,436
Germany - 3.6%
BASF AG	72,072	5,305,194
Bayerische Motoren Werke AG (BMW)	50,246	4,106,763
SAP AG	82,069	4,963,260
Siemens AG sponsored ADR	55,900	5,867,823
TOTAL GERMANY		20,243,040
India - 4.2%
Bajaj Auto Ltd.	85,494	3,023,890
Gitanjali Gems Ltd.	374,700	2,663,961
HDFC Bank Ltd.	328,642	3,277,529
Housing Development Finance Corp. Ltd.	263,505	3,708,261
ITC Ltd.	683,992	2,983,337
Jubilant Foodworks Ltd. (a)	155,631	2,564,717
Smithkline Beecham Consumer Healthcare Ltd.	53,717	2,571,836
Titan Industries Ltd.	571,901	2,539,755
TOTAL INDIA		23,333,286
Common Stocks - continued
	Shares	Value
Indonesia - 4.8%
PT Ace Hardware Indonesia Tbk	7,735,500	$ 2,936,378
PT Astra International Tbk	453,000	3,492,971
PT Bank Mandiri (Persero) Tbk	4,179,500	3,333,918
PT Bank Rakyat Indonesia Tbk	4,317,000	3,245,723
PT Global Mediacom Tbk	29,110,000	2,613,380
PT Gudang Garam Tbk	450,000	2,953,744
PT Indofood Sukses Makmur Tbk	4,827,500	2,865,601
PT Mitra Adiperkasa Tbk	4,826,000	2,657,974
PT Modern Internasional Tbk	8,164,500	2,736,294
TOTAL INDONESIA		26,835,983
Israel - 1.0%
Check Point Software Technologies Ltd. (a)	43,900	2,529,957
Israel Chemicals Ltd.	248,200	2,986,616
TOTAL ISRAEL		5,516,573
Italy - 2.3%
Prada SpA	651,600	3,221,154
Saipem SpA	73,512	3,296,158
Salvatore Ferragamo Italia SpA (a)	193,400	3,134,138
Tod's SpA	30,558	3,057,510
TOTAL ITALY		12,708,960
Japan - 7.7%
Canon, Inc. sponsored ADR (d)	98,209	4,473,420
Fanuc Corp.	26,100	4,220,656
Japan Tobacco, Inc.	695	3,474,167
Kakaku.com, Inc.	68,900	2,728,445
Keyence Corp.	11,500	2,923,798
Komatsu Ltd.	160,200	3,961,422
Makita Corp.	77,800	2,904,922
Mitsubishi Corp.	192,100	3,951,419
Nabtesco Corp.	144,900	3,173,950
Rakuten, Inc.	2,573	2,820,975
Sysmex Corp.	77,900	2,560,906
THK Co. Ltd.	162,900	3,175,164
Unicharm Corp.	59,200	2,651,547
TOTAL JAPAN		43,020,791
Netherlands - 0.7%
ING Groep NV sponsored ADR (a)(d)	439,496	3,797,245
Nigeria - 1.0%
Guaranty Trust Bank PLC GDR (Reg. S)	666,711	3,066,871
Guinness Nigeria PLC	2,106,095	2,672,261
TOTAL NIGERIA		5,739,132
Norway - 0.6%
DnB NOR ASA	277,400	3,236,068
Portugal - 0.5%
Jeronimo Martins SGPS SA	171,305	2,963,362
Russia - 3.1%
Magnit OJSC: rights 11/29/11 (a)	3,342	0
GDR (Reg. S)	137,505	3,513,253

	Shares	Value
NOVATEK OAO GDR	24,600	$ 3,453,840
Sberbank of Russia	1,369,800	3,716,993
TNK-BP Holding	1,158,400	3,169,410
Uralkali JSC GDR (Reg. S)	75,400	3,272,360
TOTAL RUSSIA		17,125,856
South Africa - 1.1%
Mr Price Group Ltd.	311,300	2,996,777
Shoprite Holdings Ltd.	198,200	2,904,709
TOTAL SOUTH AFRICA		5,901,486
Spain - 0.7%
Inditex SA	39,590	3,602,898
Sweden - 1.4%
Atlas Copco AB (A Shares)	155,800	3,410,153
H&M Hennes & Mauritz AB (B Shares)	124,921	4,136,857
TOTAL SWEDEN		7,547,010
Switzerland - 5.7%
Compagnie Financiere Richemont SA Series A	74,478	4,264,736
Credit Suisse Group sponsored ADR (d)	130,700	3,786,379
Dufry AG (a)	25,880	2,783,969
Nestle SA	222,340	12,896,254
The Swatch Group AG (Bearer)	8,690	3,679,795
UBS AG (NY Shares) (a)	333,100	4,203,722
TOTAL SWITZERLAND		31,614,855
Thailand - 1.6%
C.P. Seven Eleven PCL (For. Reg.)	1,786,900	2,703,791
Kasikornbank PCL (For. Reg.)	776,000	3,136,968
Siam Makro PCL (For. Reg.)	417,100	2,793,049
TOTAL THAILAND		8,633,808
Turkey - 0.5%
Turkiye Garanti Bankasi AS	858,909	3,031,015
United Kingdom - 14.6%
Anglo American PLC (United Kingdom)	121,800	4,492,479
Antofagasta PLC	161,500	3,030,983
Barclays PLC sponsored ADR	298,700	3,736,737
BG Group PLC	242,853	5,297,895
BHP Billiton PLC ADR	153,557	9,669,484
British American Tobacco PLC (United Kingdom)	215,200	9,868,830
Burberry Group PLC	158,300	3,413,892
Imperial Tobacco Group PLC	112,150	4,101,378
Reckitt Benckiser Group PLC	75,400	3,877,840
Royal Dutch Shell PLC Class B	305,278	10,954,853
SABMiller PLC	111,000	4,054,859
Standard Chartered PLC (United Kingdom)	214,591	5,035,086
The Weir Group PLC	99,800	3,079,964
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Unilever PLC	193,100	$ 6,473,950
Xstrata PLC	241,226	4,055,909
TOTAL UNITED KINGDOM		81,144,139
United States of America - 15.3%
Allergan, Inc.	32,300	2,717,076
Apple, Inc. (a)	6,645	2,689,763
Caterpillar, Inc.	29,100	2,748,786
Citigroup, Inc.	80,700	2,549,313
Citrix Systems, Inc. (a)	36,500	2,658,295
Coach, Inc.	43,800	2,850,066
Cummins, Inc.	28,800	2,863,584
EMC Corp. (a)	112,307	2,752,645
Freeport-McMoRan Copper & Gold, Inc.	66,154	2,663,360
Goldman Sachs Group, Inc.	23,800	2,607,290
Google, Inc. Class A (a)	4,700	2,785,408
Halliburton Co.	70,000	2,615,200
Joy Global, Inc.	30,000	2,616,000
JPMorgan Chase & Co.	77,394	2,690,215
Las Vegas Sands Corp. (a)	62,885	2,952,451
Lorillard, Inc.	24,600	2,722,236
MasterCard, Inc. Class A	8,160	2,833,478
Mead Johnson Nutrition Co. Class A	36,100	2,593,785
Oracle Corp.	81,500	2,670,755
Philip Morris International, Inc.	80,500	5,624,535
Rackspace Hosting, Inc. (a)	69,283	2,867,623
salesforce.com, Inc. (a)	21,100	2,809,887
The Coca-Cola Co.	40,100	2,739,632
The Mosaic Co.	44,316	2,595,145
Tiffany & Co., Inc.	36,581	2,916,603
TJX Companies, Inc.	46,100	2,716,673
United Technologies Corp.	36,878	2,875,746
Visa, Inc. Class A	28,800	2,685,888
Wells Fargo & Co.	100,652	2,607,893
Yum! Brands, Inc.	53,900	2,887,423
TOTAL UNITED STATES OF AMERICA		84,906,754
TOTAL COMMON STOCKS (Cost $511,894,330)		532,684,301
Preferred Stocks - 1.8%
	Shares	Value
Convertible Preferred Stocks - 0.5%
United States of America - 0.5%
Citigroup, Inc. 7.50%	27,500	$ 2,613,600
Nonconvertible Preferred Stocks - 1.3%
Germany - 0.7%
Volkswagen AG	23,300	4,088,650
Italy - 0.6%
Fiat Industrial SpA (a)	538,233	3,302,712
TOTAL NONCONVERTIBLE PREFERRED STOCKS		7,391,362
TOTAL PREFERRED STOCKS (Cost $10,028,088)		10,004,962
Money Market Funds - 2.6%

Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c) (Cost $14,474,200)	14,474,200	14,474,200
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $536,396,618)	557,163,463
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(1,595,071)
NET ASSETS - 100%	$ 555,568,392
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,306
Fidelity Securities Lending Cash Central Fund	272,960
Total	$ 279,266
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United States of America	$ 87,520,354	$ 87,520,354	$ -	$ -
United Kingdom	81,144,139	53,846,506	27,297,633	-
France	43,572,436	43,572,436	-	-
Japan	43,020,791	4,473,420	38,547,371	-
Switzerland	31,614,855	31,614,855	-	-
Indonesia	26,835,983	-	26,835,983	-
Brazil	26,208,111	26,208,111	-	-
Germany	24,331,690	19,368,430	4,963,260	-
India	23,333,286	-	23,333,286	-
Other	155,107,618	114,752,366	40,355,252	-
Money Market Funds	14,474,200	14,474,200	-	-
Total Investments in Securities:	$ 557,163,463	$ 395,830,678	$ 161,332,785	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $136,212,537 of which $107,738,427 and $28,474,110 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $13,433,219) - See accompanying schedule: Unaffiliated issuers (cost $521,922,418)	$ 542,689,263
Fidelity Central Funds (cost $14,474,200)	14,474,200
Total Investments (cost $536,396,618)		$ 557,163,463
Foreign currency held at value (cost $2,579,665)		2,591,688
Receivable for investments sold		17,494,236
Receivable for fund shares sold		1,092,419
Dividends receivable		1,737,393
Distributions receivable from Fidelity Central Funds		3,404
Prepaid expenses		2,273
Other receivables		622,520
Total assets		580,707,396

Liabilities
Payable to custodian bank	$ 1,588,608
Payable for investments purchased	7,927,500
Payable for fund shares redeemed	482,030
Accrued management fee	390,537
Other affiliated payables	137,426
Other payables and accrued expenses	138,703
Collateral on securities loaned, at value	14,474,200
Total liabilities		25,139,004

Net Assets		$ 555,568,392
Net Assets consist of:
Paid in capital		$ 673,505,786
Undistributed net investment income		5,512,022
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(144,046,033)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		20,596,617
Net Assets, for 46,721,596 shares outstanding		$ 555,568,392
Net Asset Value, offering price and redemption price per share ($555,568,392 ÷ 46,721,596 shares)		$ 11.89

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 12,160,623
Special dividends		1,490,351
Interest		711
Income from Fidelity Central Funds		279,266
Income before foreign taxes withheld		13,930,951
Less foreign taxes withheld		(901,136)
Total income		13,029,815

Expenses
Management fee Basic fee	$ 4,371,310
Performance adjustment	432,652
Transfer agent fees	1,596,536
Accounting and security lending fees	311,964
Custodian fees and expenses	291,299
Independent trustees' compensation	3,486
Registration fees	38,456
Audit	83,417
Legal	2,590
Interest	3,399
Miscellaneous	6,496
Total expenses before reductions	7,141,605
Expense reductions	(436,279)	6,705,326
Net investment income (loss)		6,324,489
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,199,769
Foreign currency transactions	(630,556)
Total net realized gain (loss)		25,569,213
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $882,795)	(54,301,580)
Assets and liabilities in foreign currencies	(89,797)
Total change in net unrealized appreciation (depreciation)		(54,391,377)
Net gain (loss)		(28,822,164)
Net increase (decrease) in net assets resulting from operations		$ (22,497,675)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity International Capital Appreciation Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,324,489	$ 5,868,930
Net realized gain (loss)	25,569,213	32,223,756
Change in net unrealized appreciation (depreciation)	(54,391,377)	58,849,867
Net increase (decrease) in net assets resulting from operations	(22,497,675)	96,942,553
Distributions to shareholders from net investment income	(7,380,589)	(3,188,361)
Distributions to shareholders from net realized gain	(4,973,519)	(5,465,762)
Total distributions	(12,354,108)	(8,654,123)
Share transactions Proceeds from sales of shares	171,547,780	275,756,138
Reinvestment of distributions	9,861,670	8,469,995
Cost of shares redeemed	(218,161,559)	(201,747,591)
Net increase (decrease) in net assets resulting from share transactions	(36,752,109)	82,478,542
Redemption fees	43,769	31,259
Total increase (decrease) in net assets	(71,560,123)	170,798,231

Net Assets
Beginning of period	627,128,515	456,330,284
End of period (including undistributed net investment income of $5,512,022 and undistributed net investment income of $5,819,595, respectively)	$ 555,568,392	$ 627,128,515
Other Information Shares
Sold	13,689,530	24,602,735
Issued in reinvestment of distributions	769,704	746,913
Redeemed	(17,394,486)	(18,030,644)
Net increase (decrease)	(2,935,252)	7,319,004

Financial Highlights

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 10.78	$ 7.42	$ 19.30	$ 18.14
Income from Investment Operations
Net investment income (loss) B	.13 E	.12	.13	.19	.20
Net realized and unrealized gain (loss)	(.62)	1.92	3.26	(9.54)	3.80
Total from investment operations	(.49)	2.04	3.39	(9.35)	4.00
Distributions from net investment income	(.15)	(.07)	(.03)	(.14)	(.20)
Distributions from net realized gain	(.10)	(.12)	-	(2.39)	(2.64)
Total distributions	(.25)	(.19)	(.03)	(2.53)	(2.84)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 11.89	$ 12.63	$ 10.78	$ 7.42	$ 19.30
Total Return A	(4.03)%	19.12%	45.95%	(55.30)%	24.81%
Ratios to Average Net Assets C,F
Expenses before reductions	1.16%	1.04%	.84%	.89%	.85%
Expenses net of fee waivers, if any	1.16%	1.04%	.84%	.89%	.85%
Expenses net of all reductions	1.09%	.87%	.72%	.72%	.79%
Net investment income (loss)	1.02% E	1.07%	1.49%	1.39%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 555,568	$ 627,129	$ 456,330	$ 204,743	$ 747,095
Portfolio turnover rate D	254%	480%	387%	387%	138%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .78%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity International Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on realized short term capital gains on securities of certain issuers domiciled in India. An estimated deferred tax liability for net unrealized gains on these securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity-debt classifications, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized depreciation	$ 47,618,781
Gross unrealized depreciation	(35,059,742)
Net unrealized appreciation (depreciation) on securities and other investments	$ 12,559,039

Tax Cost	$ 544,604,424

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,912,335
Capital Loss carryfoward	$ (136,212,537)
Net unrealized appreciation (depreciation)	$ 12,443,133

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 12,354,108	$ 8,654,123

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,550,445,143 and $1,599,960,144, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15,552 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,425,922.37%		$ 3,399

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,927 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $272,960, including $484 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $9,057.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $427,222 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund and Strategic Advisers International II Fund were the owners of record of approximately 10% and 12%, respectively, of the total outstanding shares of the Fund. Mutual Funds managed by FMR or its affiliates, were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Capital Appreciation Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Fidelity Overseas Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Overseas	.69%
Actual		$ 1,000.00	$ 823.40	$ 3.17
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Class K	.52%
Actual		$ 1,000.00	$ 823.90	$ 2.39
HypotheticalA		$ 1,000.00	$ 1,022.58	$ 2.65
Class F	.46%
Actual		$ 1,000.00	$ 824.10	$ 2.11
HypotheticalA		$ 1,000.00	$ 1,022.89	$ 2.35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Overseas Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas Fund	-5.83%	-3.84%	4.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund, a class of the fund, on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Fidelity Overseas Fund

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Ian Hart, Portfolio Manager of Fidelity® Overseas Fund: For the year, the fund's Retail Class shares returned -5.83%, underperforming the -3.97% return of the MSCI® EAFE® (Europe, Australasia, Far East) Index. Stock picks in energy, information technology, telecommunication services and financials hurt, although my decision to underweight banks partially offset losses in the latter category. Geographically, security selection in the U.K. detracted, due in part to underweighting several mega-cap stocks such as oil producer and index component BP, which posted a double-digit gain. I sold BP by period end. Out-of-benchmark picks in emerging markets also held back performance. On an individual stock level, the fund was hurt by an overweighting in offshore drilling company Transocean, which owned the Deepwater Horizon rig that exploded in the Gulf of Mexico last year; NII Holdings, a U.S.-based operator of mobile networks in Latin America; and a small position in Norwegian oil-services company Sevan Marine, which I sold in June. Conversely, positioning in consumer discretionary aided performance, as did good stock picks and a sizable overweighting in food/beverage/tobacco. The fund's top relative contributor was Japan Tobacco, a strong defensive stock. In the luxury goods area, contributions included an out-of-index stake in luxury goods maker Bulgari, which was acquired in the period, and sold from the fund after the deal's March announcement, and stakes in spirits maker Pernod Ricard and luxury apparel maker Christian Dior, the fund's two largest holdings at period end. Strong security selection in Europe ex U.K. easily overshadowed the negative impact of various market weightings in some countries there.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Overseas Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
France	21.4%
Germany	16.3%
Japan	11.7%
United Kingdom	11.6%
United States of America	8.6%
Australia	4.4%
Switzerland	4.1%
Italy	3.8%
Spain	2.6%
Other	15.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
France	21.7%
Germany	14.6%
United Kingdom	14.5%
Japan	14.2%
Switzerland	5.5%
Italy	3.9%
United States of America	3.4%
Cayman Islands	3.0%
Norway	2.4%
Other	16.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	91.8	97.6
Short-Term Investments and Net Other Assets	8.2	2.4
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Pernod Ricard SA (France, Beverages)	7.0	5.7
Christian Dior SA (France, Textiles, Apparel & Luxury Goods)	6.2	4.0
Porsche Automobil Holding SE (Germany) (Germany, Automobiles)	5.6	1.3
SAP AG (Germany, Software)	2.7	2.9
Mazda Motor Corp. (Japan, Automobiles)	2.3	2.6
Saipem SpA (Italy, Energy Equipment & Services)	1.5	2.3
The Swatch Group AG (Bearer) (Switzerland, Textiles, Apparel & Luxury Goods)	1.5	1.5
Imperial Tobacco Group PLC (United Kingdom, Tobacco)	1.5	1.9
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.4	1.0
WPP PLC (Bailiwick of Jersey, Media)	1.4	1.2
	31.1
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.3	20.6
Financials	15.4	13.7
Consumer Staples	11.4	12.1
Materials	10.1	12.6
Industrials	7.5	10.8
Energy	6.6	14.6
Information Technology	6.6	7.6
Telecommunication Services	5.9	2.2
Health Care	3.1	2.1
Utilities	1.9	1.3

Annual Report

Fidelity Overseas Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 85.5%
	Shares	Value
Australia - 4.4%
Australia & New Zealand Banking Group Ltd.	1,214,597	$ 27,448,154
BHP Billiton Ltd.	659,177	25,805,692
Commonwealth Bank of Australia	543,974	27,946,636
Macquarie Group Ltd.	439,886	11,326,499
Newcrest Mining Ltd.	667,135	23,580,019
TOTAL AUSTRALIA		116,107,000
Bailiwick of Jersey - 1.6%
Wolseley PLC	189,900	5,491,041
WPP PLC	3,658,375	37,875,145
TOTAL BAILIWICK OF JERSEY		43,366,186
Belgium - 2.5%
Anheuser-Busch InBev SA NV	557,112	30,899,753
Groupe Bruxelles Lambert SA	468,500	36,204,263
TOTAL BELGIUM		67,104,016
Bermuda - 0.3%
Li & Fung Ltd.	4,008,000	7,724,195
Brazil - 0.2%
BM&F Bovespa SA	1,062,400	6,341,486
Canada - 0.6%
Potash Corp. of Saskatchewan, Inc.	320,200	15,154,774
Cayman Islands - 2.3%
3SBio, Inc. sponsored ADR (a)	440,300	5,067,853
China Medical System Holding Ltd.	7,584,250	5,568,755
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)(d)	2,693,500	30,894,445
Minth Group Ltd.	11,902,000	12,349,112
Yingde Gases Group Co. Ltd.	7,799,100	8,317,251
TOTAL CAYMAN ISLANDS		62,197,416
Denmark - 0.9%
Danske Bank A/S (a)	493,663	6,840,172
Novo Nordisk A/S Series B	170,100	18,061,767
TOTAL DENMARK		24,901,939
Finland - 0.5%
Outotec Oyj	258,300	12,075,045
France - 21.4%
Accor SA	188,600	6,200,139
Alcatel-Lucent SA sponsored ADR (a)	4,144,600	11,356,204
Alstom SA	833,508	31,259,626
Atos Origin SA	205,351	9,952,167
AXA SA	882,837	14,380,093
BNP Paribas SA	387,126	17,599,180
Cap Gemini SA	253,800	9,736,202
Christian Dior SA	1,177,000	166,631,386
Compagnie Generale de Geophysique SA (a)	285,800	6,245,460
EDF SA	349,100	10,488,524
GDF Suez	272,000	7,722,273

	Shares	Value
JC Decaux SA (a)	289,800	$ 7,766,415
Laurent-Perrier Group	100,819	10,394,494
Pernod Ricard SA	1,987,126	185,623,904
Safran SA	649,100	21,262,512
Sanofi-aventis	504,882	36,123,991
Vivendi	333,479	7,499,401
Wendel SA	152,300	11,373,040
TOTAL FRANCE		571,615,011
Germany - 10.0%
Allianz AG	330,245	37,115,086
BASF AG	177,414	13,059,381
Bayer AG	305,997	19,604,509
Deutsche Boerse AG	201,492	11,153,791
E.ON AG	670,598	16,249,990
HeidelbergCement AG	325,329	14,848,348
Linde AG	181,207	28,826,284
Metro AG	118,700	5,534,220
Munich Re Group	120,668	16,275,084
Puma AG	34,100	10,995,501
RWE AG	171,000	7,323,038
SAP AG	1,175,607	71,096,806
Siemens AG	147,088	15,420,124
TOTAL GERMANY		267,502,162
Hong Kong - 0.4%
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	555,000	11,161,050
India - 0.6%
Bharti Airtel Ltd.	1,886,222	15,106,224
Ireland - 0.3%
CRH PLC	515,000	9,319,038
Italy - 3.8%
Ansaldo STS SpA	334,000	3,542,936
Assicurazioni Generali SpA	327,500	5,905,551
ENI SpA	772,300	17,073,321
Fiat Industrial SpA (a)	1,326,000	11,569,999
Intesa Sanpaolo SpA	4,961,601	8,864,470
Saipem SpA	911,169	40,855,324
Telecom Italia SpA	10,512,400	13,082,222
TOTAL ITALY		100,893,823
Japan - 11.7%
Hitachi Ltd.	4,459,000	23,895,659
Honda Motor Co. Ltd. sponsored ADR	918,500	27,463,150
Japan Tobacco, Inc.	5,295	26,468,654
Keyence Corp.	79,200	20,136,072
Komatsu Ltd.	448,400	11,088,024
Kubota Corp.	832,000	6,853,386
Mazda Motor Corp. (a)(d)	28,643,000	60,213,771
Mitsubishi Corp.	985,600	20,273,393
Mitsubishi UFJ Financial Group, Inc.	1,824,400	7,929,742
Mitsui & Co. Ltd.	629,200	9,184,049
NTT DoCoMo, Inc.	11,689	20,762,821
Common Stocks - continued
	Shares	Value
Japan - continued
Rakuten, Inc.	21,988	$ 24,107,109
SOFTBANK CORP.	734,600	23,844,961
Tokyo Electron Ltd.	227,100	12,079,516
Toshiba Corp.	2,648,000	11,550,453
Toto Ltd.	727,000	6,045,774
TOTAL JAPAN		311,896,534
Luxembourg - 0.5%
ArcelorMittal SA Class A unit (d)	585,300	12,133,269
Mexico - 0.4%
Cemex SA de CV sponsored ADR (d)	2,631,800	11,500,966
Netherlands - 0.8%
AEGON NV (a)	1,703,200	8,123,645
ING Groep NV (Certificaten Van Aandelen) (a)	1,512,300	13,039,389
TOTAL NETHERLANDS		21,163,034
Norway - 1.3%
Aker Solutions ASA	1,572,717	18,290,363
DnB NOR ASA	752,800	8,781,946
Kvaerner ASA (a)	3,388,500	6,530,391
TOTAL NORWAY		33,602,700
Spain - 2.6%
Banco Bilbao Vizcaya Argentaria SA	1,194,607	10,752,920
Banco Santander SA:
rights 10/31/11	1,238,625	214,267
(Spain)	1,238,625	10,485,066
Distribuidora Internacional de Alimentacion SA (a)	377,987	1,728,833
Iberdrola SA	1,198,900	8,723,851
Inditex SA	142,852	13,000,284
Telefonica SA sponsored ADR (d)	1,113,900	23,804,043
TOTAL SPAIN		68,709,264
Sweden - 0.8%
Svenska Handelsbanken AB (A Shares)	454,400	13,096,266
Swedbank AB (A Shares)	534,900	7,535,883
TOTAL SWEDEN		20,632,149
Switzerland - 4.1%
Credit Suisse Group	318,706	9,194,430
Julius Baer Group Ltd.	125,480	4,767,253
Pargesa Holding SA	98,450	7,724,098
The Swatch Group AG (Bearer)	96,350	40,799,567
Transocean Ltd. (United States)	429,100	24,523,065
UBS AG (a)	894,783	11,311,676
Zurich Financial Services AG	47,010	10,917,484
TOTAL SWITZERLAND		109,237,573
Taiwan - 0.2%
HTC Corp.	252,000	5,663,335

	Shares	Value
Turkey - 1.3%
Turkcell Iletisim Hizmet AS sponsored ADR (a)	2,312,300	$ 28,487,536
Turkiye Garanti Bankasi AS	1,580,000	5,575,682
TOTAL TURKEY		34,063,218
United Kingdom - 11.6%
AMEC PLC	541,579	8,060,803
Anglo American PLC (United Kingdom)	421,000	15,528,192
Barclays PLC	6,045,110	18,742,991
BG Group PLC	1,749,782	38,171,902
BHP Billiton PLC	985,136	31,027,214
British Sky Broadcasting Group PLC	880,300	9,966,517
Cairn Energy PLC (a)	3,409,715	16,154,402
Imperial Tobacco Group PLC	1,081,219	39,540,685
Lloyds Banking Group PLC (a)	18,687,110	9,665,340
Prudential PLC	899,265	9,290,341
Rio Tinto PLC	623,310	33,726,681
Rolls-Royce Group PLC	2,829,400	31,965,443
Rolls-Royce Group PLC Class C	195,228,600	313,967
Standard Chartered PLC (United Kingdom)	952,374	22,346,159
Xstrata PLC	1,514,900	25,471,121
TOTAL UNITED KINGDOM		309,971,758
United States of America - 0.4%
NII Holdings, Inc. (a)	420,700	9,899,071
TOTAL COMMON STOCKS (Cost $2,415,469,001)		2,279,042,236
Nonconvertible Preferred Stocks - 6.3%

Germany - 6.3%
Porsche Automobil Holding SE (Germany)	2,531,750	148,503,851
Volkswagen AG	115,668	20,297,250
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $177,964,851)		168,801,101
Money Market Funds - 6.2%

Fidelity Cash Central Fund, 0.12% (b)	110,810,907	110,810,907
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	53,871,515	53,871,515
TOTAL MONEY MARKET FUNDS (Cost $164,682,422)		164,682,422
TOTAL INVESTMENT PORTFOLIO - 98.0% (Cost $2,758,116,274)	2,612,525,759
NET OTHER ASSETS (LIABILITIES) - 2.0%	53,129,568
NET ASSETS - 100%	$ 2,665,655,327
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 160,159
Fidelity Securities Lending Cash Central Fund	5,191,463
Total	$ 5,351,622
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bulgari SpA	$ 203,182,267	$ -	$ 281,121,110	$ -	$ -
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
France	$ 571,615,011	$ 529,245,560	$ 42,369,451	$ -
Germany	436,303,263	349,786,333	86,516,930	-
Japan	311,896,534	27,463,150	284,433,384	-
United Kingdom	309,971,758	207,519,191	102,452,567	-
Australia	116,107,000	-	116,107,000	-
Switzerland	109,237,573	88,731,467	20,506,106	-
Italy	100,893,823	70,738,280	30,155,543	-
Spain	68,709,264	47,471,278	21,237,986	-
Belgium	67,104,016	36,204,263	30,899,753	-
Other	356,005,095	214,857,239	141,147,856	-
Money Market Funds	164,682,422	164,682,422	-	-
Total Investments in Securities:	$ 2,612,525,759	$ 1,736,699,183	$ 875,826,576	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $1,404,099,728 of which $464,379,963 and $939,719,765 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $50,400,053) - See accompanying schedule: Unaffiliated issuers (cost $2,593,433,852)	$ 2,447,843,337
Fidelity Central Funds (cost $164,682,422)	164,682,422
Total Investments (cost $2,758,116,274)		$ 2,612,525,759
Receivable for investments sold		110,952,123
Receivable for fund shares sold		1,634,900
Dividends receivable		5,965,239
Distributions receivable from Fidelity Central Funds		23,470
Prepaid expenses		9,074
Other receivables		678,463
Total assets		2,731,789,028

Liabilities
Payable for investments purchased	$ 6,836,279
Payable for fund shares redeemed	3,967,436
Accrued management fee	600,742
Other affiliated payables	587,074
Other payables and accrued expenses	270,655
Collateral on securities loaned, at value	53,871,515
Total liabilities		66,133,701

Net Assets		$ 2,665,655,327
Net Assets consist of:
Paid in capital		$ 4,192,677,485
Undistributed net investment income		64,516,366
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,445,970,878)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(145,567,646)
Net Assets		$ 2,665,655,327

Overseas: Net Asset Value, offering price and redemption price per share ($2,215,717,141 ÷ 75,674,848 shares)		$ 29.28

Class K: Net Asset Value, offering price and redemption price per share ($291,322,522 ÷ 9,945,947 shares)		$ 29.29

Class F: Net Asset Value, offering price and redemption price per share ($158,615,664 ÷ 5,416,305 shares)		$ 29.28

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 106,408,357
Interest		341
Income from Fidelity Central Funds (including $5,191,463 from security lending)		5,351,622
Income before foreign taxes withheld		111,760,320
Less foreign taxes withheld		(10,352,518)
Total income		101,407,802

Expenses
Management fee Basic fee	$ 33,992,894
Performance adjustment	(12,048,698)
Transfer agent fees	9,056,901
Accounting and security lending fees	1,552,334
Custodian fees and expenses	591,988
Independent trustees' compensation	28,317
Depreciation in deferred trustee compensation account	(202)
Registration fees	55,135
Audit	96,290
Legal	31,934
Interest	11,891
Miscellaneous	69,904
Total expenses before reductions	33,438,688
Expense reductions	(2,850,941)	30,587,747
Net investment income (loss)		70,820,055
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	153,344,292
Other affiliated issuers	128,743,195
Foreign currency transactions	507,807
Total net realized gain (loss)		282,595,294
Change in net unrealized appreciation (depreciation) on: Investment securities	(435,576,882)
Assets and liabilities in foreign currencies	(825,030)
Total change in net unrealized appreciation (depreciation)		(436,401,912)
Net gain (loss)		(153,806,618)
Net increase (decrease) in net assets resulting from operations		$ (82,986,563)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 70,820,055	$ 98,164,015
Net realized gain (loss)	282,595,294	180,555,258
Change in net unrealized appreciation (depreciation)	(436,401,912)	94,849,228
Net increase (decrease) in net assets resulting from operations	(82,986,563)	373,568,501
Distributions to shareholders from net investment income	(92,196,839)	(108,455,793)
Distributions to shareholders from net realized gain	-	(2,308,848)
Total distributions	(92,196,839)	(110,764,641)
Share transactions - net increase (decrease)	(3,671,962,139)	(771,649,789)
Redemption fees	112,180	54,523
Total increase (decrease) in net assets	(3,847,033,361)	(508,791,406)

Net Assets
Beginning of period	6,512,688,688	7,021,480,094
End of period (including undistributed net investment income of $64,516,366 and undistributed net investment income of $85,893,161, respectively)	$ 2,665,655,327	$ 6,512,688,688

Financial Highlights - Overseas

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.56	$ 30.13	$ 25.43	$ 58.39	$ 47.08
Income from Investment Operations
Net investment income (loss) B	.47	.42	.52	.55	.70
Net realized and unrealized gain (loss)	(2.27)	1.49	4.55	(27.19)	15.80
Total from investment operations	(1.80)	1.91	5.07	(26.64)	16.50
Distributions from net investment income	(.48)	(.47)	(.37)	(.57)	(.55)
Distributions from net realized gain	-	(.01)	-	(5.75)	(4.64)
Total distributions	(.48)	(.48)	(.37)	(6.32)	(5.19)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 29.28	$ 31.56	$ 30.13	$ 25.43	$ 58.39
Total Return A	(5.83)%	6.33%	20.44%	(50.88)%	38.79%
Ratios to Average Net Assets C,E
Expenses before reductions	.73%	.89%	1.02%	1.13%	.95%
Expenses net of fee waivers, if any	.73%	.89%	1.02%	1.13%	.95%
Expenses net of all reductions	.67%	.85%	.98%	1.10%	.91%
Net investment income (loss)	1.44%	1.41%	2.01%	1.33%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,215,717	$ 5,548,689	$ 6,602,017	$ 5,464,901	$ 9,543,353
Portfolio turnover rate D	77%	111%	115%	113%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 31.59	$ 30.16	$ 25.45	$ 45.00
Income from Investment Operations
Net investment income (loss) D	.52	.47	.59	.13
Net realized and unrealized gain (loss)	(2.27)	1.50	4.54	(19.68)
Total from investment operations	(1.75)	1.97	5.13	(19.55)
Distributions from net investment income	(.55)	(.53)	(.42)	-
Distributions from net realized gain	-	(.01)	-	-
Total distributions	(.55)	(.54)	(.42)	-
Redemption fees added to paid in capital D,I	-	-	-	-
Net asset value, end of period	$ 29.29	$ 31.59	$ 30.16	$ 25.45
Total Return B,C	(5.67)%	6.55%	20.73%	(43.44)%
Ratios to Average Net Assets E,H
Expenses before reductions	.56%	.69%	.78%	.96% A
Expenses net of fee waivers, if any	.55%	.69%	.78%	.96% A
Expenses net of all reductions	.50%	.66%	.74%	.93% A
Net investment income (loss)	1.61%	1.60%	2.25%	1.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 291,323	$ 368,004	$ 383,048	$ 44,277
Portfolio turnover rate F	77%	111%	115%	113%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class F

Years ended October 31,	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 31.58	$ 30.15	$ 26.62
Income from Investment Operations
Net investment income (loss) D	.54	.48	.07
Net realized and unrealized gain (loss)	(2.27)	1.51	3.46
Total from investment operations	(1.73)	1.99	3.53
Distributions from net investment income	(.57)	(.55)	-
Distributions from net realized gain	-	(.01)	-
Total distributions	(.57)	(.56)	-
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 29.28	$ 31.58	$ 30.15
Total Return B,C	(5.62)%	6.60%	13.26%
Ratios to Average Net Assets E,H
Expenses before reductions	.51%	.64%	.68% A
Expenses net of fee waivers, if any	.50%	.64%	.68% A
Expenses net of all reductions	.45%	.60%	.64% A
Net investment income (loss)	1.67%	1.66%	.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 158,616	$ 595,995	$ 36,415
Portfolio turnover rate F	77%	111%	115%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 141,984,065
Gross unrealized depreciation	(330,927,046)
Net unrealized appreciation (depreciation) on securities and other investments	$ (188,942,981)

Tax Cost	$ 2,801,468,740

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 66,157,333
Capital Loss Carryfoward	$ (1,404,099,728)
Net unrealized appreciation (depreciation)	$ (188,920,112)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 92,196,839	$ 110,764,641

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,586,445,773 and $7,406,044,368, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Overseas	$ 8,886,248.23
Class K	170,653.05
	$ 9,056,901

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,611 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 29,270,410.38%		$ 11,891

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,069 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $7,328 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $375,674.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,474,743 for the period. In addition through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $524.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Overseas	$ 75,897,727	$ 100,374,591
Class K	6,408,873	6,711,130
Class F	9,890,239	1,370,072
Total	$ 92,196,839	$ 108,455,793
From net realized gain
Overseas	$ -	$ 2,158,312
Class K	-	126,111
Class F	-	24,425
Total	$ -	$ 2,308,848

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Overseas
Shares sold	10,588,919	36,113,789	$ 338,680,110	$ 1,067,886,397
Reinvestment of distributions	2,356,512	3,238,247	75,196,294	101,747,555
Shares redeemed	(113,084,725)	(82,678,886)	(3,611,089,764)	(2,430,908,864)
Net increase (decrease)	(100,139,294)	(43,326,850)	$ (3,197,213,360)	$ (1,261,274,912)
Class K
Shares sold	4,129,689	5,090,117	$ 128,992,232	$ 151,156,491
Reinvestment of distributions	201,094	217,803	6,408,873	6,837,242
Shares redeemed	(6,034,878)	(6,358,836)	(198,074,826)	(189,093,826)
Net increase (decrease)	(1,704,095)	(1,050,916)	$ (62,673,721)	$ (31,100,093)
Class F
Shares sold	12,066,248	22,173,982	$ 388,123,231	$ 652,570,206
Reinvestment of distributions	310,526	44,465	9,890,239	1,394,498
Shares redeemed	(25,830,866)	(4,555,729)	(810,088,528)	(133,239,488)
Net increase (decrease)	(13,454,092)	17,662,718	$ (412,075,058)	$ 520,725,216

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Fidelity Worldwide Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.39%
Actual		$ 1,000.00	$ 874.80	$ 6.57
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 7.07
Class T	1.69%
Actual		$ 1,000.00	$ 873.20	$ 7.98
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.59
Class B	2.12%
Actual		$ 1,000.00	$ 871.50	$ 10.00
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
Class C	2.14%
Actual		$ 1,000.00	$ 871.70	$ 10.10
HypotheticalA		$ 1,000.00	$ 1,014.42	$ 10.87
Worldwide	1.05%
Actual		$ 1,000.00	$ 876.50	$ 4.97
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Institutional Class	1.11%
Actual		$ 1,000.00	$ 876.20	$ 5.25
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Worldwide Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide Fund	3.32%	1.61%	6.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund, a class of the fund, on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Annual Report

Fidelity Worldwide Fund

Management's Discussion of Fund Performance

Market Recap: Global equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about sovereign debt in Europe, a devastating earthquake/tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China, gridlock over raising the debt ceiling in the U.S.- along with Standard & Poor's downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth caused markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as better-than-expected U.S. economic data and prospects for a resolution to the European debt debacle prompted buyers to storm back onto the scene in search of bargains. Those gains - along with favorable currency fluctuations overall - helped lift the MSCI® ACWI® (All Country World Index) Index 0.75% for the year. Within the index, Europe and emerging markets declined the most, with many countries in these areas sustaining steep losses. By contrast, the U.S. (+8%), which dominates the index, delivered a positive result, as did Australia (+4%) and Switzerland (+3%). Japan showed resilience in the wake of its natural disasters, falling only 2%.

Comments from William Kennedy, Lead Portfolio Manager of Fidelity® Worldwide Fund and manager of its non-U.S. equity subportfolio, and Co-Portfolio Manager Stephen DuFour, who manages the fund's U.S. equity subportfolio: For the 12 months ending October 31, 2011, the fund's Retail Class shares returned 3.32%, versus 2.12% for the MSCI® World Index. Stock selection aided relative results, particularly in the U.S., but also in Japan and Canada. Standouts included Green Mountain Coffee Roasters, maker of the Keurig® coffee system, whose stock rallied during our ownership, following the launch of a new machine and new brands. Shares of beauty products company Estee Lauder benefited from growing overseas demand, product introductions and improved operations. Card processor MasterCard saw a sizable share price gain, fueled by strong volume growth as more payments worldwide were made with plastic. Conversely, security selection and currency exposure in emerging markets detracted, as did positioning in Europe and Asia Pacific ex Japan. The fund's small cash position also hurt. Individual disappointments included France-based network equipment company Alcatel-Lucent, whose stock declined when the company failed to execute on its turnaround plan. Untimely ownership of commercial roofing supplier Carlisle Companies detracted, as did our lack of exposure to tech giant and index component International Business Machines, which rallied nicely. Some of the stocks mentioned were not in the index, and some were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Worldwide Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United States of America	52.8%
United Kingdom	9.8%
Japan	7.0%
France	4.3%
Switzerland	3.2%
Germany	2.7%
Canada	2.1%
Netherlands	1.6%
Australia	1.5%
Other	15.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United States of America	48.4%
United Kingdom	9.9%
Japan	7.4%
France	5.9%
Germany	4.1%
Canada	3.2%
Switzerland	2.4%
Netherlands	2.1%
Australia	1.9%
Other	14.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	94.8
Bonds	0.0	0.1
Short-Term Investments and Net Other Assets	3.4	5.1
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Intuit, Inc. (United States of America, Software)	2.7	1.1
Citigroup, Inc. (United States of America, Diversified Financial Services)	2.6	0.0
Edwards Lifesciences Corp. (United States of America, Health Care Equipment & Supplies)	2.2	1.1
Exxon Mobil Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.1	1.8
MasterCard, Inc. Class A (United States of America, IT Services)	2.1	0.5
Prologis, Inc. (United States of America, Real Estate Investment Trusts)	1.8	0.0
Union Pacific Corp. (United States of America, Road & Rail)	1.8	0.0
Apple, Inc. (United States of America, Computers & Peripherals)	1.8	1.3
Perrigo Co. (United States of America, Pharmaceuticals)	1.6	1.2
British American Tobacco PLC	1.6	0.3
	20.3
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.2	14.2
Consumer Discretionary	14.7	14.7
Information Technology	14.3	15.6
Energy	11.4	12.6
Health Care	10.7	12.1
Consumer Staples	9.4	7.2
Industrials	9.2	9.5
Materials	4.3	5.0
Telecommunication Services	3.0	3.0
Utilities	1.4	1.0

Annual Report

Fidelity Worldwide Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
Australia - 1.5%
Australia & New Zealand Banking Group Ltd.	244,941	$ 5,535,316
carsales.com Ltd. (d)	238,660	1,233,872
Commonwealth Bank of Australia	73,520	3,777,086
Fortescue Metals Group Ltd.	218,016	1,095,164
Macquarie Group Ltd.	17,973	462,782
Newcrest Mining Ltd.	92,133	3,256,459
WorleyParsons Ltd.	61,305	1,779,531
TOTAL AUSTRALIA		17,140,210
Austria - 0.0%
Osterreichische Elektrizitatswirtschafts AG	6,500	189,217
Bailiwick of Guernsey - 0.1%
Ashmore Global Opportunities Ltd. (United Kingdom)	49,599	550,379
Bailiwick of Jersey - 0.9%
Experian PLC	176,600	2,301,886
Shire PLC	132,800	4,168,784
Velti PLC (a)	32,500	273,650
Wolseley PLC	106,760	3,087,012
TOTAL BAILIWICK OF JERSEY		9,831,332
Belgium - 0.1%
Anheuser-Busch InBev SA NV	26,911	1,492,596
Bermuda - 0.4%
African Minerals Ltd. (a)	177,200	1,258,868
Cheung Kong Infrastructure Holdings Ltd.	401,000	2,148,044
Li & Fung Ltd.	516,000	994,432
Noble Group Ltd.	529,363	646,120
TOTAL BERMUDA		5,047,464
Brazil - 1.0%
Anhanguera Educacional Participacoes SA	113,300	1,665,982
Arezzo Industria e Comercio SA	51,200	676,823
Itau Unibanco Banco Multiplo SA sponsored ADR	78,300	1,497,096
Qualicorp SA	341,000	3,117,692
Souza Cruz Industria Comerico	199,500	2,446,698
TIM Participacoes SA sponsored ADR	82,378	2,145,123
TOTAL BRAZIL		11,549,414
British Virgin Islands - 0.2%
Arcos Dorados Holdings, Inc.	45,500	1,064,700
Mail.ru Group Ltd. GDR (Reg. S)	43,800	1,508,910
TOTAL BRITISH VIRGIN ISLANDS		2,573,610
Canada - 2.1%
Canadian Natural Resources Ltd.	34,200	1,206,272
InterOil Corp. (a)	10,500	498,855
Keyera Corp.	401,000	18,291,087

	Shares	Value
Open Text Corp. (a)	41,800	$ 2,558,277
Trinidad Drilling Ltd.	206,900	1,618,920
TOTAL CANADA		24,173,411
Cayman Islands - 1.3%
Airtac International Group	156,000	873,143
Belle International Holdings Ltd.	668,000	1,310,100
Biostime International Holdings Ltd.	496,500	885,400
Bosideng International Holdings Ltd.	2,392,000	659,415
China Kanghui Holdings sponsored ADR (a)(d)	105,800	1,657,886
China Mengniu Dairy Co. Ltd.	386,000	1,229,987
China ZhengTong Auto Services Holdings Ltd.	934,000	1,011,347
Ctrip.com International Ltd. sponsored ADR (a)(d)	52,800	1,840,608
Hengdeli Holdings Ltd.	1,388,000	622,264
Microport Scientific Corp.	738,000	417,124
Sands China Ltd. (a)	1,038,800	3,121,789
Shenguan Holdings Group Ltd.	1,912,000	1,027,233
TOTAL CAYMAN ISLANDS		14,656,296
China - 0.7%
Baidu.com, Inc. sponsored ADR (a)	25,000	3,504,500
China Telecom Corp. Ltd. (H Shares)	2,586,000	1,596,615
SINA Corp. (a)(d)	18,600	1,511,994
Zhaojin Mining Industry Co. Ltd. (H Shares)	511,000	912,331
TOTAL CHINA		7,525,440
Curacao - 0.5%
Schlumberger Ltd.	72,000	5,289,840
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)	12,322	13,673
Denmark - 0.9%
Novo Nordisk A/S Series B	54,816	5,820,540
William Demant Holding A/S (a)	51,300	4,093,123
TOTAL DENMARK		9,913,663
Finland - 0.4%
Amer Group PLC (A Shares)	79,900	1,104,630
Nokian Tyres PLC	78,500	2,884,290
TOTAL FINLAND		3,988,920
France - 4.3%
Air Liquide SA	18,600	2,413,176
Arkema SA	26,330	1,801,317
Atos Origin SA	55,730	2,700,909
AXA SA	231,637	3,773,020
BNP Paribas SA	77,588	3,527,237
Club Mediterranee SA (a)	26,800	508,484
Danone	76,600	5,332,139
Iliad SA	38,014	4,449,549
Ipsos SA	3,300	108,372
JC Decaux SA (a)	37,500	1,004,971
Common Stocks - continued
	Shares	Value
France - continued
LVMH Moet Hennessy - Louis Vuitton	33,579	$ 5,588,015
Pernod-Ricard SA	17,814	1,664,064
PPR SA	21,450	3,351,398
Safran SA	51,200	1,677,154
Sanofi-aventis	59,011	4,222,200
Sanofi-aventis sponsored ADR	70,000	2,502,500
Schneider Electric SA	24,592	1,451,502
Societe Generale Series A	55,400	1,617,696
Unibail-Rodamco	6,389	1,277,631
TOTAL FRANCE		48,971,334
Germany - 2.2%
Aareal Bank AG (a)	69,248	1,407,777
Allianz AG	22,281	2,504,084
Bayer AG	46,647	2,988,564
Bayerische Motoren Werke AG (BMW)	42,702	3,490,168
Commerzbank AG (a)	260,100	641,795
Deutsche Bank AG	64,100	2,650,826
Fresenius Medical Care AG & Co. KGaA	52,700	3,839,525
GEA Group AG	52,982	1,463,870
Gerry Weber International AG (Bearer)	19,400	604,072
Kabel Deutschland Holding AG (a)	54,900	3,134,774
Siemens AG	20,658	2,165,703
TOTAL GERMANY		24,891,158
Hong Kong - 0.7%
AIA Group Ltd.	1,010,800	3,090,763
China Unicom (Hong Kong) Ltd.	776,000	1,560,238
I.T Ltd.	798,000	496,991
Techtronic Industries Co. Ltd.	3,575,500	3,093,641
TOTAL HONG KONG		8,241,633
India - 0.8%
Apollo Hospitals Enterprise Ltd.	164,788	1,756,036
Bharti Airtel Ltd.	350,401	2,806,264
Housing Development Finance Corp. Ltd.	166,070	2,337,075
Larsen & Toubro Ltd.	16,958	489,178
Shriram Transport Finance Co. Ltd.	41,265	516,600
The Jammu & Kashmir Bank Ltd.	30,114	519,252
Titan Industries Ltd.	175,420	779,023
TOTAL INDIA		9,203,428
Indonesia - 0.3%
PT Astra International Tbk	82,000	632,282
PT Sarana Menara Nusantara Tbk (a)	913,000	923,098
PT Tower Bersama Infrastructure Tbk	3,992,500	929,188
PT XL Axiata Tbk	1,171,500	655,208
TOTAL INDONESIA		3,139,776
Ireland - 0.6%
Accenture PLC Class A	43,600	2,627,336

	Shares	Value
James Hardie Industries NV CDI (a)	297,856	$ 1,929,373
Kenmare Resources PLC (a)	321,500	209,762
Paddy Power PLC (Ireland)	45,700	2,529,769
TOTAL IRELAND		7,296,240
Israel - 0.3%
Check Point Software Technologies Ltd. (a)	32,400	1,867,212
Israel Chemicals Ltd.	81,400	979,495
TOTAL ISRAEL		2,846,707
Italy - 0.6%
Intesa Sanpaolo SpA	509,546	910,362
Prada SpA	144,900	716,306
Prysmian SpA	104,600	1,585,078
Saipem SpA	84,317	3,780,636
TOTAL ITALY		6,992,382
Japan - 7.0%
ABC-Mart, Inc.	84,500	3,309,601
Aozora Bank Ltd.	566,000	1,431,046
Asics Corp.	200,000	2,651,771
Calbee, Inc. (d)	42,800	1,951,360
Canon, Inc.	94,450	4,288,371
Cosmos Pharmaceutical Corp.	47,300	2,194,224
Credit Saison Co. Ltd.	76,100	1,485,195
DeNA Co. Ltd.	46,400	2,002,954
Denso Corp.	69,500	2,137,626
Digital Garage, Inc. (a)	170	556,650
Don Quijote Co. Ltd.	84,700	3,103,052
Fanuc Corp.	21,200	3,428,272
Honda Motor Co. Ltd.	108,200	3,235,999
Japan Retail Fund Investment Corp.	157	243,063
Japan Tobacco, Inc.	1,306	6,528,435
JS Group Corp.	91,700	1,923,116
JSR Corp.	126,300	2,411,388
Kakaku.com, Inc.	43,300	1,714,683
KDDI Corp.	618	4,527,650
Keyence Corp.	10,400	2,644,131
Misumi Group, Inc.	70,500	1,467,103
Mitsubishi Corp.	136,300	2,803,636
Mitsubishi Estate Co. Ltd.	87,000	1,473,711
Mitsubishi UFJ Financial Group, Inc.	837,800	3,641,492
ORIX Corp.	73,700	6,433,011
Rakuten, Inc.	3,737	4,097,156
So-net M3, Inc.	320	1,447,362
SOFTBANK CORP.	59,800	1,941,095
Start Today Co. Ltd.	165,300	3,497,242
Tokyo Electron Ltd.	19,400	1,031,892
TOTAL JAPAN		79,602,287
Korea (South) - 1.1%
Hyundai Motor Co.	11,637	2,334,815
Kia Motors Corp.	27,270	1,741,809
Common Stocks - continued
	Shares	Value
Korea (South) - continued
LG Household & Health Care Ltd.	3,087	$ 1,389,000
NHN Corp. (a)	3,893	809,131
Orion Corp.	6,624	3,540,417
Samsung Electronics Co. Ltd.	1,927	1,652,691
Shinhan Financial Group Co. Ltd.	22,350	887,039
TOTAL KOREA (SOUTH)		12,354,902
Luxembourg - 0.6%
Brait SA	516,600	1,236,773
Millicom International Cellular SA	11,500	1,263,850
Millicom International Cellular SA (depositary receipt)	27,200	2,997,630
Samsonite International SA	934,200	1,520,025
TOTAL LUXEMBOURG		7,018,278
Mexico - 0.2%
Wal-Mart de Mexico SA de CV Series V	1,042,400	2,692,836
Netherlands - 1.6%
AEGON NV (a)	292,700	1,396,073
ASML Holding NV	60,800	2,549,344
Gemalto NV	106,288	4,849,622
ING Groep NV (Certificaten Van Aandelen) (a)	654,400	5,642,383
Koninklijke Philips Electronics NV	77,500	1,613,528
Randstad Holdings NV	45,325	1,616,744
TOTAL NETHERLANDS		17,667,694
Norway - 0.5%
Aker Solutions ASA	105,900	1,231,594
DnB NOR ASA	367,800	4,290,648
TOTAL NORWAY		5,522,242
Philippines - 0.1%
Alliance Global Group, Inc.	6,500,000	1,616,043
Poland - 0.2%
Eurocash SA	232,100	1,860,945
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	279,659	1,282,610
Singapore - 0.1%
Avago Technologies Ltd.	41,000	1,384,570
South Africa - 0.4%
AngloGold Ashanti Ltd. sponsored ADR	44,700	2,020,887
Sanlam Ltd.	311,800	1,164,884
Shoprite Holdings Ltd.	125,400	1,837,793
TOTAL SOUTH AFRICA		5,023,564
Spain - 0.7%
Banco Bilbao Vizcaya Argentaria SA	135,154	1,216,551
Banco Santander SA:
rights 10/31/11	356,566	61,681
(Spain)	356,566	3,018,362
Inditex SA	17,582	1,600,055

	Shares	Value
Prosegur Compania de Seguridad SA (Reg.)	19,900	$ 992,803
Viscofan Envolturas Celulosicas SA	31,300	1,204,620
TOTAL SPAIN		8,094,072
Sweden - 0.6%
Elekta AB (B Shares)	13,000	520,235
Intrum Justitia AB	14,200	233,597
Meda AB (A Shares)	107,400	1,097,137
Swedbank AB (A Shares)	195,000	2,747,237
Swedish Match Co.	65,600	2,269,997
TOTAL SWEDEN		6,868,203
Switzerland - 3.2%
ACE Ltd.	41,000	2,958,150
Adecco SA (Reg.)	34,229	1,654,210
Compagnie Financiere Richemont SA Series A	16,640	952,835
Kuehne & Nagel International AG	10,620	1,322,735
Nestle SA	164,083	9,517,207
Partners Group Holding	12,748	2,389,660
Schindler Holding AG (participation certificate)	31,036	3,649,838
The Swatch Group AG (Bearer)	5,440	2,303,577
Transocean Ltd. (United States)	47,100	2,691,765
UBS AG (a)	323,960	4,095,441
Zurich Financial Services AG	19,138	4,444,561
TOTAL SWITZERLAND		35,979,979
Taiwan - 0.3%
Catcher Technology Co. Ltd.	317,000	1,766,168
WPG Holding Co. Ltd.	955,930	1,154,290
TOTAL TAIWAN		2,920,458
Turkey - 0.1%
Boyner Buyuk Magazacilik A/S (a)	514,000	863,328
United Arab Emirates - 0.1%
First Gulf Bank PJSC	130,740	553,500
United Kingdom - 9.8%
Aberdeen Asset Management PLC	474,742	1,469,699
Aggreko PLC	30,300	834,231
Anglo American PLC (United Kingdom)	68,818	2,538,288
Ashmore Group PLC	187,900	1,042,524
Aviva PLC	363,200	1,981,831
Barclays PLC	1,257,259	3,898,158
BG Group PLC	291,563	6,360,515
BHP Billiton PLC	261,599	8,239,155
BP PLC	567,469	4,176,690
British American Tobacco PLC:
(United Kingdom)	222,000	10,180,670
sponsored ADR	92,400	8,523,900
British Land Co. PLC	332,855	2,732,693
Burberry Group PLC	106,200	2,290,305
Carphone Warehouse Group PLC	852,279	4,810,929
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Diageo PLC	100,557	$ 2,081,493
GlaxoSmithKline PLC	153,700	3,450,034
HSBC Holdings PLC (United Kingdom)	580,528	5,066,231
Imperial Tobacco Group PLC	85,378	3,122,313
International Personal Finance PLC	517,515	2,282,078
Jazztel PLC (a)	228,700	1,322,961
Legal & General Group PLC	1,800,381	3,199,387
Lloyds Banking Group PLC (a)	2,775,954	1,435,778
Micro Focus International PLC	116,800	637,897
National Grid PLC	273,500	2,719,655
Ocado Group PLC (a)(d)	898,900	1,353,815
Reckitt Benckiser Group PLC	19,141	984,426
Royal Dutch Shell PLC Class B	371,168	13,319,306
Royalblue Group PLC	15,700	410,797
SuperGroup PLC (a)(d)	65,400	656,300
The Weir Group PLC	37,100	1,144,956
Ultra Electronics Holdings PLC	32,400	829,522
Vodafone Group PLC	2,115,200	5,874,342
Vodafone Group PLC sponsored ADR	47,212	1,314,382
Xstrata PLC	81,600	1,372,000
TOTAL UNITED KINGDOM		111,657,261
United States of America - 49.4%
Alexion Pharmaceuticals, Inc. (a)	173,000	11,679,230
Amazon.com, Inc. (a)	17,800	3,800,478
American Express Co.	182,100	9,217,902
Ameriprise Financial, Inc.	83,000	3,874,440
Apple, Inc. (a)	49,600	20,077,088
BB&T Corp.	38,000	886,920
Beam, Inc.	25,000	1,235,750
Biogen Idec, Inc. (a)	76,300	8,878,268
Cabot Oil & Gas Corp.	66,000	5,129,520
Chevron Corp.	143,000	15,022,150
Citigroup, Inc.	917,100	28,971,189
Citrix Systems, Inc. (a)	167,209	12,177,831
Cognizant Technology Solutions Corp. Class A (a)	61,600	4,481,400
Collective Brands, Inc. (a)	181,000	2,644,410
CSX Corp.	344,000	7,640,240
Cummins, Inc.	169,400	16,843,442
Discover Financial Services	384,100	9,049,396
Duke Energy Corp.	88,000	1,796,960
Edwards Lifesciences Corp. (a)	329,000	24,813,180
El Paso Electric Co.	60,750	1,945,823
Elizabeth Arden, Inc. (a)	76,000	2,605,280
EQT Corp.	257,000	16,319,500
Estee Lauder Companies, Inc. Class A	115,000	11,321,750
Exxon Mobil Corp.	309,000	24,129,810
Fifth Third Bancorp	381,000	4,575,810
Fiserv, Inc. (a)	7,000	412,090
Fossil, Inc. (a)	2,900	300,614

	Shares	Value
Freeport-McMoRan Copper & Gold, Inc.	112,000	$ 4,509,120
G-III Apparel Group Ltd. (a)	189,600	5,344,824
Gilead Sciences, Inc. (a)	122,000	5,082,520
Google, Inc. Class A (a)	6,500	3,852,160
Green Mountain Coffee Roasters, Inc. (a)	8,900	578,678
Informatica Corp. (a)	144,100	6,556,550
IntercontinentalExchange, Inc. (a)	13,000	1,688,440
InterMune, Inc. (a)	37,000	943,500
Intuit, Inc.	576,000	30,913,915
iRobot Corp. (a)	177,000	5,993,220
JCPenney Co., Inc.	31,000	994,480
JPMorgan Chase & Co.	105,000	3,649,800
Lincoln National Corp.	367,000	6,991,350
Lorillard, Inc.	8,000	885,280
MasterCard, Inc. Class A	69,100	23,994,284
McDonald's Corp.	118,500	11,002,725
Motorola Solutions, Inc.	20,000	938,200
National Oilwell Varco, Inc.	82,000	5,849,060
Nu Skin Enterprises, Inc. Class A	132,000	6,669,960
ONEOK, Inc.	37,000	2,813,850
Perrigo Co.	207,000	18,687,960
Polypore International, Inc. (a)	139,100	7,295,795
PPL Corp.	145,000	4,258,650
Prestige Brands Holdings, Inc. (a)	296,120	3,132,950
Priceline.com, Inc. (a)	4,000	2,030,880
Prologis, Inc.	681,600	20,284,416
PulteGroup, Inc. (a)	807,000	4,180,260
Ralph Lauren Corp.	14,000	2,223,060
RF Micro Devices, Inc. (a)	991,700	7,279,078
Riverbed Technology, Inc. (a)	28,000	772,240
salesforce.com, Inc. (a)	56,000	7,457,520
Sirius XM Radio, Inc. (a)(d)	3,900,000	6,981,000
Smithfield Foods, Inc. (a)	186,000	4,251,960
Starbucks Corp.	281,000	11,897,540
Target Corp.	81,000	4,434,750
TJX Companies, Inc.	176,000	10,371,680
Torchmark Corp.	57,000	2,333,010
Union Pacific Corp.	202,000	20,113,140
United Technologies Corp.	65,000	5,068,700
UnitedHealth Group, Inc.	273,900	13,144,461
Virgin Media, Inc.	98,000	2,389,240
W.R. Grace & Co. (a)	323,000	13,498,170
Wells Fargo & Co.	246,000	6,373,860
Williams Companies, Inc.	85,000	2,559,350
TOTAL UNITED STATES OF AMERICA		560,102,057
TOTAL COMMON STOCKS (Cost $1,032,697,154)		1,088,582,952
Nonconvertible Preferred Stocks - 0.6%
	Shares	Value
Germany - 0.5%
ProSiebenSat.1 Media AG	2,200	$ 47,191
Volkswagen AG	34,600	6,071,557
TOTAL GERMANY		6,118,748
Italy - 0.1%
Fiat Industrial SpA (a)	118,500	727,141
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,541,680)		6,845,889
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 0.12% (b)	41,886,340	41,886,340
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	12,725,485	12,725,485
TOTAL MONEY MARKET FUNDS (Cost $54,611,825)		54,611,825
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $1,092,850,659)	1,150,040,666
NET OTHER ASSETS (LIABILITIES) - (1.4)%	(15,367,874)
NET ASSETS - 100%	$ 1,134,672,792
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 77,687
Fidelity Securities Lending Cash Central Fund	199,692
Total	$ 277,379
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United States of America	$ 560,102,057	$ 560,102,057	$ -	$ -
United Kingdom	111,657,261	49,233,918	62,423,343	-
Japan	79,602,287	-	79,602,287	-
France	48,971,334	44,749,134	4,222,200	-
Switzerland	35,979,979	31,884,538	4,095,441	-
Germany	31,009,906	22,353,852	8,656,054	-
Canada	24,173,411	24,173,411	-	-
Netherlands	17,667,694	9,015,710	8,651,984	-
Australia	17,140,210	-	17,140,210	-
Other	169,124,702	95,926,624	73,198,078	-
Money Market Funds	54,611,825	54,611,825	-	-
Total Investments in Securities:	$ 1,150,040,666	$ 892,051,069	$ 257,989,597	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 34,550
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(34,550)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $43,909,944 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $11,527,651) - See accompanying schedule: Unaffiliated issuers (cost $1,038,238,834)	$ 1,095,428,841
Fidelity Central Funds (cost $54,611,825)	54,611,825
Total Investments (cost $1,092,850,659)		$ 1,150,040,666
Foreign currency held at value (cost $12)		12
Receivable for investments sold		36,476,232
Receivable for fund shares sold		974,697
Dividends receivable		1,205,767
Distributions receivable from Fidelity Central Funds		21,667
Prepaid expenses		4,726
Other receivables		381,445
Total assets		1,189,105,212

Liabilities
Payable for investments purchased	$ 39,330,913
Payable for fund shares redeemed	1,365,409
Accrued management fee	671,958
Distribution and service plan fees payable	4,710
Other affiliated payables	262,119
Other payables and accrued expenses	71,826
Collateral on securities loaned, at value	12,725,485
Total liabilities		54,432,420

Net Assets		$ 1,134,672,792
Net Assets consist of:
Paid in capital		$ 1,132,528,887
Undistributed net investment income		2,700,979
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(57,762,431)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		57,205,357
Net Assets		$ 1,134,672,792

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,153,433 ÷ 735,359 shares)	$ 17.89

Maximum offering price per share (100/94.25 of $17.89)	$ 18.98
Class T: Net Asset Value and redemption price per share ($2,186,869 ÷ 122,631 shares)	$ 17.83

Maximum offering price per share (100/96.50 of $17.83)	$ 18.48
Class B: Net Asset Value and offering price per share ($255,549 ÷ 14,383 shares)A	$ 17.77

Class C: Net Asset Value and offering price per share ($1,296,964 ÷ 73,124 shares)A	$ 17.74

Worldwide: Net Asset Value, offering price and redemption price per share ($1,114,693,586 ÷ 61,871,620 shares)	$ 18.02

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,086,391 ÷ 171,674 shares)	$ 17.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 20,686,068
Interest		17,708
Income from Fidelity Central Funds		277,379
Income before foreign taxes withheld		20,981,155
Less foreign taxes withheld		(1,097,612)
Total income		19,883,543

Expenses
Management fee Basic fee	$ 8,486,454
Performance adjustment	729,662
Transfer agent fees	2,773,239
Distribution and service plan fees	54,064
Accounting and security lending fees	553,421
Custodian fees and expenses	257,965
Independent trustees' compensation	6,658
Registration fees	98,806
Audit	81,560
Legal	5,113
Miscellaneous	11,919
Total expenses before reductions	13,058,861
Expense reductions	(357,517)	12,701,344
Net investment income (loss)		7,182,199
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	120,978,817
Foreign currency transactions	(435,639)
Total net realized gain (loss)		120,543,178
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $556,502)	(94,435,905)
Assets and liabilities in foreign currencies	(21,713)
Total change in net unrealized appreciation (depreciation)		(94,457,618)
Net gain (loss)		26,085,560
Net increase (decrease) in net assets resulting from operations		$ 33,267,759

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,182,199	$ 5,168,785
Net realized gain (loss)	120,543,178	100,330,002
Change in net unrealized appreciation (depreciation)	(94,457,618)	66,991,246
Net increase (decrease) in net assets resulting from operations	33,267,759	172,490,033
Distributions to shareholders from net investment income	(6,244,141)	(6,419,967)
Distributions to shareholders from net realized gain	(2,870,519)	(993,213)
Total distributions	(9,114,660)	(7,413,180)
Share transactions - net increase (decrease)	12,558,124	(61,476,980)
Redemption fees	33,448	31,293
Total increase (decrease) in net assets	36,744,671	103,631,166

Net Assets
Beginning of period	1,097,928,121	994,296,955
End of period (including undistributed net investment income of $2,700,979 and undistributed net investment income of $4,480,160, respectively)	$ 1,134,672,792	$ 1,097,928,121

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.50	$ 14.96	$ 10.88
Income from Investment Operations
Net investment income (loss) E	.05	.03	(.01)
Net realized and unrealized gain (loss)	.47	2.63	4.09
Total from investment operations	.52	2.66	4.08
Distributions from net investment income	(.08)	(.10)	-
Distributions from net realized gain	(.05)	(.02)	-
Total distributions	(.13)	(.12)	-
Redemption fees added to paid in capital E,J	-	-	-
Net asset value, end of period	$ 17.89	$ 17.50	$ 14.96
Total Return B,C,D	2.94%	17.85%	37.50%
Ratios to Average Net Assets F, I
Expenses before reductions	1.41%	1.43%	1.52% A
Expenses net of fee waivers, if any	1.40%	1.43%	1.52% A
Expenses net of all reductions	1.38%	1.41%	1.49% A
Net investment income (loss)	.28%	.21%	(.06)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,153	$ 7,530	$ 993
Portfolio turnover rate G	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46	$ 14.94	$ 10.88
Income from Investment Operations
Net investment income (loss) E	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	.45	2.62	4.07
Total from investment operations	.46	2.61	4.06
Distributions from net investment income	(.04)	(.08)	-
Distributions from net realized gain	(.05)	(.02)	-
Total distributions	(.09)	(.09) K	-
Redemption fees added to paid in capital E,J	-	-	-
Net asset value, end of period	$ 17.83	$ 17.46	$ 14.94
Total Return B,C,D	2.61%	17.53%	37.32%
Ratios to Average Net Assets F, I
Expenses before reductions	1.66%	1.70%	1.73% A
Expenses net of fee waivers, if any	1.65%	1.70%	1.73% A
Expenses net of all reductions	1.63%	1.68%	1.70% A
Net investment income (loss)	.03%	(.05)%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,187	$ 1,120	$ 458
Portfolio turnover rate G	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.09 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.39	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss) E	(.09)	(.09)	(.03)
Net realized and unrealized gain (loss)	.47	2.61	4.04
Total from investment operations	.38	2.52	4.01
Distributions from net investment income	-	(.01)	-
Distributions from net realized gain	-	(.01)	-
Total distributions	-	(.02)	-
Redemption fees added to paid in capital E,J	-	-	-
Net asset value, end of period	$ 17.77	$ 17.39	$ 14.89
Total Return B,C,D	2.19%	16.92%	36.86%
Ratios to Average Net Assets F,I
Expenses before reductions	2.16%	2.19%	2.20% A
Expenses net of fee waivers, if any	2.16%	2.19%	2.20% A
Expenses net of all reductions	2.13%	2.17%	2.17% A
Net investment income (loss)	(.47)%	(.55)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 256	$ 305	$ 224
Portfolio turnover rate G	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.36	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss) E	(.09)	(.09)	(.04)
Net realized and unrealized gain (loss)	.47	2.61	4.05
Total from investment operations	.38	2.52	4.01
Distributions from net investment income	-	(.03)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	-	(.05)	-
Redemption fees added to paid in capital E,J	-	-	-
Net asset value, end of period	$ 17.74	$ 17.36	$ 14.89
Total Return B,C,D	2.19%	16.94%	36.86%
Ratios to Average Net Assets F,I
Expenses before reductions	2.16%	2.19%	2.18% A
Expenses net of fee waivers, if any	2.15%	2.19%	2.18% A
Expenses net of all reductions	2.13%	2.16%	2.15% A
Net investment income (loss)	(.47)%	(.54)%	(.39)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,297	$ 710	$ 335
Portfolio turnover rate G	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Worldwide

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 17.58	$ 14.98	$ 13.40	$ 25.18	$ 21.82
Income from Investment Operations
Net investment income (loss) B	.11	.08	.12	.16	.14
Net realized and unrealized gain (loss)	.48	2.63	1.63	(9.44)	6.05
Total from investment operations	.59	2.71	1.75	(9.28)	6.19
Distributions from net investment income	(.10)	(.10)	(.17)	(.12)	(.17)
Distributions from net realized gain	(.05)	(.02)	-	(2.38)	(2.66)
Total distributions	(.15)	(.11) G	(.17)	(2.50)	(2.83)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 18.02	$ 17.58	$ 14.98	$ 13.40	$ 25.18
Total Return A	3.32%	18.18%	13.39%	(40.66)%	31.87%
Ratios to Average Net Assets C,E
Expenses before reductions	1.08%	1.15%	1.27%	1.21%	1.04%
Expenses net of fee waivers, if any	1.08%	1.15%	1.27%	1.21%	1.04%
Expenses net of all reductions	1.05%	1.12%	1.24%	1.19%	1.02%
Net investment income (loss)	.60%	.50%	.92%	.84%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,114,694	$ 1,087,928	$ 991,996	$ 934,885	$ 1,773,603
Portfolio turnover rate D	203%	166%	224%	264%	128%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.11 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.015 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 17.57	$ 15.00	$ 10.88
Income from Investment Operations
Net investment income (loss) D	.10	.07	.06
Net realized and unrealized gain (loss)	.47	2.63	4.06
Total from investment operations	.57	2.70	4.12
Distributions from net investment income	(.11)	(.11)	-
Distributions from net realized gain	(.05)	(.02)	-
Total distributions	(.16)	(.13)	-
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 17.98	$ 17.57	$ 15.00
Total Return B,C	3.23%	18.08%	37.87%
Ratios to Average Net Assets E,H
Expenses before reductions	1.13%	1.21%	1.17% A
Expenses net of fee waivers, if any	1.13%	1.21%	1.17% A
Expenses net of all reductions	1.10%	1.19%	1.15% A
Net investment income (loss)	.56%	.44%	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,086	$ 335	$ 290
Portfolio turnover rate F	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Institutional class, each of which, along with class B shares has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011 as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 107,207,788
Gross unrealized depreciation	(63,870,262)
Net unrealized appreciation (depreciation) on securities and other investments	$ 43,337,526

Tax Cost	$ 1,106,703,140

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,701,313
Capital loss carryfoward	$ (43,909,944)
Net unrealized appreciation (depreciation)	$ 43,352,876

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 9,114,660	$ 7,413,180

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,331,452,718 and $2,340,625,824, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 27,830	$ 7,097
Class T	.25%	.25%	12,334	6
Class B	.75%	.25%	3,072	2,345
Class C	.75%	.25%	10,828	4,607
			$ 54,064	$ 14,055

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,873
Class T	1,872
Class B*	291
Class C*	512
$ 15,548

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 33,823.30
Class T	7,470.30
Class B	941.31
Class C	3,295.30
Worldwide	2,724,210.23
Institutional Class	3,500.28
	$ 2,773,239

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $92,473 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,661 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $199,692. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $51,129.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $306,388 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 36,687	$ 9,814
Class T	3,024	2,409
Class B	-	75
Class C	-	827
Worldwide	6,199,611	6,404,601
Institutional Class	4,819	2,241
Total	$ 6,244,141	$ 6,419,967
From net realized gain
Class A	$ 20,664	$ 1,404
Class T	3,280	480
Class B	-	191
Class C	-	373
Worldwide	2,844,643	990,471
Institutional Class	1,932	294
Total	$ 2,870,519	$ 993,213
10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	446,295	404,777	$ 8,440,354	$ 6,463,954
Reinvestment of distributions	2,409	589	44,007	9,399
Shares redeemed	(143,732)	(41,328)	(2,654,718)	(668,935)
Net increase (decrease)	304,972	364,038	$ 5,829,643	$ 5,804,418
Class T
Shares sold	307,740	57,729	$ 5,853,479	$ 930,150
Reinvestment of distributions	344	156	6,293	2,498
Shares redeemed	(249,620)	(24,377)	(4,835,753)	(385,540)
Net increase (decrease)	58,464	33,508	$ 1,024,019	$ 547,108
Class B
Shares sold	3,768	11,168	$ 71,519	$ 177,092
Reinvestment of distributions	-	16	-	260
Shares redeemed	(6,939)	(8,709)	(128,598)	(138,098)
Net increase (decrease)	(3,171)	2,475	$ (57,079)	$ 39,254

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	41,472	34,028	$ 784,669	$ 543,674
Reinvestment of distributions	-	68	-	1,087
Shares redeemed	(9,227)	(15,747)	(167,760)	(246,126)
Net increase (decrease)	32,245	18,349	$ 616,909	$ 298,635
Worldwide
Shares sold	12,255,493	8,421,228	$ 231,984,939	$ 135,177,567
Reinvestment of distributions	480,262	449,494	8,805,760	7,194,622
Shares redeemed	(12,736,797)	(13,209,138)	(238,335,100)	(210,537,866)
Net increase (decrease)	(1,042)	(4,338,416)	$ 2,455,599	$ (68,165,677)
Institutional Class
Shares sold	162,911	9,920	$ 2,875,496	$ 162,697
Reinvestment of distributions	360	158	6,581	2,535
Shares redeemed	(10,647)	(10,397)	(193,044)	(165,950)
Net increase (decrease)	152,624	(319)	$ 2,689,033	$ (718)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch, may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Diversified International Fund	12/05/11	12/02/11	$0.488	$0.000
Fidelity International Capital Appreciation Fund	12/05/11	12/02/11	$0.119	$0.009
Fidelity Overseas Fund	12/05/11	12/02/11	$0.827	$0.020
Fidelity Worldwide Fund	12/05/11	12/02/11	$0.065	$0.000

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	December 3, 2010	December 30, 2010
Fidelity Diversified International Fund	99%	100%
Fidelity International Capital Appreciation Fund	54%	100%
Fidelity Overseas Fund	100%	-
Fidelity Worldwide Fund	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends - received deduction for corporate shareholders:

	December 3, 2010	December 30, 2010
Fidelity Worldwide Fund	42%	64%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund	12/06/2011	0.373	0.0414
Fidelity Diversified International Fund	12/31/2011	0.072	0.0000
Fidelity International Capital Appreciation Fund	12/06/2011	0.157	0.0219
Fidelity International Capital Appreciation Fund	12/31/2011	0.018	0.0000
Fidelity Overseas Fund	12/06/2011	0.470	0.0294
Fidelity Worldwide Fund	12/06/2011	0.115	0.0105
Fidelity Worldwide Fund	12/31/2011	0.019	0.0000

The funds will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Broadly Diversified International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance (Diversified International Fund and Overseas Fund). The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class F and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class F and the retail class show the performance of the highest and lowest performing classes, respectively (based on one-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the third quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the fourth quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Investment Performance (International Capital Appreciation Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity International Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also noted that the investment performance of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Investment Performance (Worldwide Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of the retail class and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Worldwide Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment, is also included in the charts and considered by the Board.

Annual Report

Fidelity Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity International Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity Worldwide Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of International Capital Appreciation Fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

In its review of the total expense ratio of each class of each of Diversified International Fund, Overseas Fund, and Worldwide Fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees (in the case of Worldwide Fund), and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of each fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class of Diversified International Fund and Overseas Fund ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

The Board noted that the total expense ratio of International Capital Appreciation Fund ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and the retail class of Worldwide Fund ranked below its competitive median for 2010 and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of International Capital Appreciation Fund and the total expense ratio of each class of Diversified International Fund, Overseas Fund, and Worldwide Fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that each fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund

The Northern Trust Company
Chicago, IL

Fidelity International Capital Appreciation Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

IBD-UANNPRO-1211
1.784774.108

Fidelity®

Series Emerging Markets

Series International Growth

Series International Small Cap

Series International Value

Funds -

Fidelity Series Emerging Markets Fund

Fidelity Series International Growth Fund

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

Class F

Annual Report

October 31, 2011

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Fidelity® Series Emerging Markets Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Growth Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Small Cap Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series International Value Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the Fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Reports of Independent Registered Public Accounting Firms	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund or 1-800-835-5092 for Class F of each fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Fidelity Series Emerging Markets Fund
Series Emerging Markets	1.12%
Actual		$ 1,000.00	$ 810.70	$ 5.11
Hypothetical A		$ 1,000.00	$ 1,019.56	$ 5.70
Class F	.92%
Actual		$ 1,000.00	$ 811.60	$ 4.20
Hypothetical A		$ 1,000.00	$ 1,020.57	$ 4.69
Fidelity Series International Growth Fund
Series International Growth	1.00%
Actual		$ 1,000.00	$ 858.90	$ 4.69
Hypothetical A		$ 1,000.00	$ 1,020.16	$ 5.09
Class F	.79%
Actual		$ 1,000.00	$ 860.00	$ 3.70
Hypothetical A		$ 1,000.00	$ 1,021.22	$ 4.02
Fidelity Series International Small Cap Fund
Series International Small Cap	1.15%
Actual		$ 1,000.00	$ 867.10	$ 5.41
Hypothetical A		$ 1,000.00	$ 1,019.41	$ 5.85
Class F	.94%
Actual		$ 1,000.00	$ 868.20	$ 4.43
Hypothetical A		$ 1,000.00	$ 1,020.47	$ 4.79
Fidelity Series International Value Fund
Series International Value	.93%
Actual		$ 1,000.00	$ 779.50	$ 4.17
	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Hypothetical A		$ 1,000.00	$ 1,020.52	$ 4.74
Class F	.73%
Actual		$ 1,000.00	$ 780.80	$ 3.28
Hypothetical A		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Series Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fund A
Fidelity® Series Emerging Markets Fund	-11.26%	23.85%
Class F B	-11.07%	24.09%

A From December 9, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Series Emerging Markets Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Fund, a class of the fund, on December 9, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets (EM) Index performed over the same period.

Annual Report

Fidelity Series Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks concluded the 12-month period ending October 31, 2011, on a strong note, reversing direction in October amid hope for a resolution to the sovereign debt crisis in Europe. The brief rally partially offset the negative impact of a five-month downturn that began in May and intensified in August and September, as investors began to flee riskier securities due to the debt debacle, concern the U.S. economy may contract and worry about a significant slowdown in China. For the year, the MSCI® Emerging Markets Index declined 7.44%, hampered in part by global currency fluctuation. The index gained roughly 13% in October, after falling 9% in August and about 15% in September. For the full year, returns across the individual country components of the emerging-markets index were decidedly negative. Several of the largest countries in the index struggled, especially India (-20%), China (-17%) and Brazil (-12%), as did Turkey (-34%). Conversely, South Korea had the strongest result, gaining about 7%, while another sizable index component, Russia, returned roughly 1%. Smaller constituents Indonesia (+5%) and Malaysia (+4%) also finished in positive territory. A trio of countries had negative returns but outpaced the index: Mexico (-1%), Taiwan (-2%) and South Africa (-3%).

Comments from Sam Polyak, Co-Portfolio Manager of Fidelity® Series Emerging Markets Fund, along with Per Johansson, Timothy Gannon, Douglas Chow and James Hayes: For the year, the fund's Series Emerging Markets and Class F shares returned -11.26% and -11.07%, respectively, trailing the MSCI index. Performance was primarily hampered by security selection, most notably in consumer discretionary, financials, energy and the software/services segment of information technology. The biggest boost came from our picks in materials, even though the largest individual detractor was an out-of-index stake in Russian steel producer EVRAZ Group, which struggled during the period due to a decline in demand for steel. In financials, shares of Turkish bank Turkiye Vakiflar Bankasi notably detracted. A non-index position in Chinese education company Xueda Education Group hurt, as did a stake in South Korea's Hynix Semiconductor and an underweighting in energy firm PetroChina, based in Beijing. Conversely, the top contributor was Russian potash producer Uralkali, followed by an out-of-index stake in uranium producer Uranium One, which is based in Canada but has major mining operations in Kazakhstan. In consumer staples, the fund was helped by South Korean food manufacturer Orion, which was not in the index. Also in materials, China Shanshui Cement Group contributed, while the fund's cash position in a down market provided another boost.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series Emerging Markets Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Brazil 15.7%
Korea (South) 12.1%
China 8.8%
Russia 7.6%
Taiwan 6.7%
India 4.8%
United States of America 4.5%
Hong Kong 4.5%
South Africa 4.1%
Other 31.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Brazil 13.8%
Korea (South) 13.0%
Taiwan 9.3%
India 9.3%
Russia 8.7%
China 8.1%
South Africa 5.0%
Mexico 4.9%
United States of America 4.2%
Other 23.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.1	96.7
Short-Term Investments and Net Other Assets	2.9	3.3
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.2	2.0
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	2.2	2.0
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	2.1	1.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.0	1.6
China Mobile (Hong Kong) Ltd. sponsored ADR (Hong Kong, Wireless Telecommunication Services)	1.9	0.7
CNOOC Ltd. sponsored ADR (Hong Kong, Oil, Gas & Consumable Fuels)	1.8	0.4
Petroleo Brasileiro SA - Petrobras sponsored ADR (Brazil, Oil, Gas & Consumable Fuels)	1.6	1.6
NOVATEK OAO GDR (Russia, Oil, Gas & Consumable Fuels)	1.4	0.6
Grupo Televisa SA de CV (CPO) sponsored ADR (Mexico, Media)	1.4	1.1
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	1.3	0.9
	18.9
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.5	23.6
Energy	14.6	14.7
Materials	12.8	15.9
Information Technology	11.9	11.6
Consumer Discretionary	8.4	6.7
Industrials	7.7	8.5
Consumer Staples	7.4	5.5
Telecommunication Services	7.2	5.7
Utilities	3.6	3.3
Health Care	1.0	1.2

Annual Report

Fidelity Series Emerging Markets Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Australia - 0.3%
Paladin Energy Ltd.:
(Australia) (a)	1,412,610	$ 2,157,439
(Canada) (a)	8,707,700	13,626,937
TOTAL AUSTRALIA		15,784,376
Bailiwick of Guernsey - 0.2%
Chariot Oil & Gas Ltd. (a)	4,252,400	9,522,903
Bermuda - 1.6%
Aquarius Platinum Ltd. (Australia)	4,722,760	13,855,918
CNPC (Hong Kong) Ltd.	17,404,000	24,379,225
Cosco International Holdings Ltd.	2,450,000	1,046,776
GP Investments Ltd. (depositary receipt) (a)	6,353,208	16,796,858
Noble Group Ltd.	17,684,000	21,584,409
TOTAL BERMUDA		77,663,186
Brazil - 15.7%
Anhanguera Educacional Participacoes SA	2,270,916	33,391,934
Arezzo Industria e Comercio SA	1,342,800	17,750,734
B2W Companhia Global do Varejo	830,975	6,750,583
Banco do Brasil SA	4,120,457	62,147,587
Banco do Estado do Rio Grande do Sul SA	3,489,800	36,783,939
BM&F Bovespa SA	2,475,900	14,778,695
BR Properties SA	1,550,700	15,622,589
Braskem SA (PN-A)	2,340,200	20,850,839
Centrais Eletricas Brasileiras SA (Electrobras)	800,500	8,013,391
Cia.Hering SA	1,111,300	24,818,516
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	494,900	16,688,028
Companhia de Saneamento de Minas Gerais	581,800	10,923,149
Companhia Paranaense de Energia-Copel:
(PN-B)	200,900	4,018,702
(PN-B) sponsored ADR (d)	853,900	17,231,702
Ecorodovias Infraestrutura e Logistica SA	1,483,200	11,228,512
Energias do Brasil SA	648,800	13,979,502
Fibria Celulose SA sponsored ADR (d)	2,230,600	19,785,422
Gafisa SA sponsored ADR	584,700	4,350,168
Gerdau SA sponsored ADR (d)	3,772,700	34,029,754
Gol Linhas Aereas Inteligentes SA sponsored ADR (d)	1,969,700	15,796,994
Itau Unibanco Banco Multiplo SA sponsored ADR	1,902,160	36,369,299
Localiza Rent A Car SA	1,205,500	18,217,287
Lojas Americanas SA (PN)	4,707,541	41,395,218
Mills Estruturas e Servicos de Engenharia SA	1,104,700	11,032,847
Common Stocks - continued
	Shares	Value
Brazil - continued
Multiplus SA	922,800	$ 15,584,207
Natura Cosmeticos SA	608,300	11,831,598
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (d)	560,000	14,162,400
sponsored ADR	2,356,900	63,659,869
Redecard SA	615,200	10,335,733
Santos Brasil Participacoes SA unit	446,100	6,614,085
Telefonica Brasil SA sponsored ADR (a)	1,002,900	29,104,158
Ultrapar Participacoes SA	2,812,800	50,123,270
Vale SA (PN-A) sponsored ADR	2,745,400	64,791,440
TOTAL BRAZIL		762,162,151
British Virgin Islands - 0.1%
Camelot Information Systems, Inc. ADR (a)	516,325	1,683,220
Sable Mining Africa Ltd. (a)	26,132,440	3,858,004
TOTAL BRITISH VIRGIN ISLANDS		5,541,224
Canada - 2.6%
Extorre Gold Mines Ltd. (a)	1,946,089	14,485,610
Extorre Gold Mines Ltd. (a)(f)	61,000	454,050
First Quantum Minerals Ltd.	970,400	20,355,183
Goldcorp, Inc.	274,000	13,330,993
Uranium One, Inc.	13,579,600	40,867,533
Yamana Gold, Inc.	2,373,800	35,433,760
TOTAL CANADA		124,927,129
Cayman Islands - 4.1%
Ajisen (China) Holdings Ltd.	7,176,000	10,186,242
Biostime International Holdings Ltd.	7,393,000	13,183,808
China Shanshui Cement Group Ltd.	10,552,000	8,082,582
Ctrip.com International Ltd. sponsored ADR (a)(d)	503,000	17,534,580
Eurasia Drilling Co. Ltd. GDR (Reg. S)	857,500	20,237,000
Geely Automobile Holdings Ltd.	76,720,000	19,615,553
Greatview Aseptic Pack Co. Ltd.	29,898,000	11,102,324
Haitian International Holdings Ltd.	3,174,000	2,820,084
Hengan International Group Co. Ltd.	4,193,500	36,350,724
Minth Group Ltd.	14,898,000	15,457,660
Renhe Commercial Holdings Co. Ltd.	91,688,000	12,848,176
Shenguan Holdings Group Ltd.	8,800,000	4,727,849
Uni-President China Holdings Ltd.	32,145,000	19,105,627
Xueda Education Group sponsored ADR (d)	2,045,200	6,790,064
TOTAL CAYMAN ISLANDS		198,042,273
Common Stocks - continued
	Shares	Value
Chile - 0.9%
Aguas Andinas SA	15,599,306	$ 9,424,218
Empresa Nacional de Telecomunicaciones SA (ENTEL)	543,635	10,762,854
Enersis SA	54,202,946	22,004,221
TOTAL CHILE		42,191,293
China - 8.8%
Baidu.com, Inc. sponsored ADR (a)	208,400	29,213,512
China Communications Services Corp. Ltd. (H Shares)	25,482,000	11,751,943
China Construction Bank Corp. (H Shares)	138,518,000	101,774,059
China Pacific Insurance Group Co. Ltd. (H Shares)	9,961,000	30,567,216
China Railway Group Ltd. (H Shares)	45,221,000	15,014,090
China Suntien Green Energy Corp. Ltd. (H Shares)	24,945,000	5,673,154
China Telecom Corp. Ltd. (H Shares)	26,156,000	16,148,906
Dongfang Electric Corp. Ltd. (H Shares)	3,844,200	11,814,277
Focus Media Holding Ltd. ADR (a)(d)	444,300	12,076,074
Harbin Power Equipment Co. Ltd. (H Shares)	19,004,000	19,151,052
Industrial & Commercial Bank of China Ltd. (H Shares)	172,834,000	107,928,479
Maanshan Iron & Steel Ltd. (H Shares)	71,270,000	21,219,120
PetroChina Co. Ltd. (H Shares)	15,866,000	20,597,125
SINA Corp. (a)(d)	166,100	13,502,269
Weichai Power Co. Ltd. (H Shares)	1,977,000	9,947,983
TOTAL CHINA		426,379,259
Colombia - 1.1%
Ecopetrol SA ADR (d)	1,218,100	51,817,974
Czech Republic - 0.3%
Ceske Energeticke Zavody AS	387,603	16,391,869
Egypt - 0.1%
Citadel Capital Corp. (a)	6,369,000	3,414,727
Hong Kong - 4.5%
China Mobile (Hong Kong) Ltd.	49,500	470,465
China Mobile (Hong Kong) Ltd. sponsored ADR (d)	1,907,100	90,701,676
CNOOC Ltd. sponsored ADR	457,100	86,213,631
Lenovo Group Ltd.	37,194,000	25,005,692
Sinotruk Hong Kong Ltd.	24,968,500	14,682,863
TOTAL HONG KONG		217,074,327
India - 4.8%
Bank of Baroda	572,910	9,033,414
Bharti Airtel Ltd.	894,966	7,167,532
Cummins India Ltd.	932,730	7,609,648
Grasim Industries Ltd.	450,098	23,902,993
Common Stocks - continued
	Shares	Value
India - continued
Hindustan Petroleum Corp. Ltd.	1,081,691	$ 7,321,309
Housing Development and Infrastructure Ltd. (a)	5,209,762	10,592,069
Indiabulls Real Estate Ltd.	4,217,549	6,453,741
Infosys Ltd. sponsored ADR (d)	153,400	8,987,706
ITC Ltd.	4,630,054	20,194,694
Jain Irrigation Systems Ltd.	3,239,499	8,254,396
JK Cement Ltd.	1,063,196	2,356,572
Larsen & Toubro Ltd.	820,352	23,664,226
Lupin Ltd.	1,192,321	11,472,267
Power Grid Corp. of India Ltd.	2,603,408	5,580,211
SREI Infrastructure Finance Ltd. (e)	31,463,321	22,963,624
State Bank of India	275,197	10,703,956
Tata Consultancy Services Ltd.	1,084,689	24,674,285
Tata Motors Ltd. Class A	1,733,501	3,789,196
Ultratech Cement Ltd.	747,140	17,640,667
TOTAL INDIA		232,362,506
Indonesia - 3.0%
PT Bakrieland Development Tbk (a)	1,379,608,000	17,795,906
PT Bank Tabungan Negara Tbk	153,244,500	24,667,809
PT Indo Tambangraya Megah Tbk	4,243,000	21,166,402
PT Indosat Tbk	18,590,500	11,134,333
PT Perusahaan Gas Negara Tbk Series B	22,494,000	7,419,791
PT Telkomunikasi Indonesia Tbk sponsored ADR (d)	1,482,179	50,097,650
PT Tower Bersama Infrastructure Tbk	59,809,000	13,919,551
TOTAL INDONESIA		146,201,442
Isle of Man - 0.0%
Bahamas Petroleum Co. PLC (a)	3,792,616	440,368
Kazakhstan - 0.3%
JSC Halyk Bank of Kazakhstan unit (a)	2,372,580	14,235,480
Kenya - 0.1%
Equity Bank Ltd.	23,063,300	4,584,803
Safaricom Ltd.	83,095,650	2,509,179
TOTAL KENYA		7,093,982
Korea (South) - 11.2%
Amoreg	108,219	23,584,040
Asia Pacific Systems, Inc. (a)	669,105	6,859,480
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	316,810	7,761,494
E-Mart Co. Ltd. (a)	113,404	29,189,856
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Hana Financial Group, Inc.	928,830	$ 33,057,177
Hynix Semiconductor, Inc.	1,389,240	28,009,565
Hyundai Mipo Dockyard Co. Ltd.	63,549	6,880,364
ICD Co. Ltd. (a)	146,613	6,648,102
KB Financial Group, Inc.	1,162,262	44,860,221
Korea Electric Power Corp. (a)	392,000	8,745,096
KT&G Corp.	340,464	21,218,624
LG Corp.	377,294	21,998,150
Orion Corp.	52,922	28,285,919
S-Oil Corp.	118	12,200
Samsung Electronics Co. Ltd.	178,767	153,319,485
Samsung Engineering Co. Ltd.	96,395	19,615,186
Samsung Fire & Marine Insurance Co. Ltd.	112,321	23,794,298
Samsung Heavy Industries Ltd.	793,710	24,124,461
Shinhan Financial Group Co. Ltd. sponsored ADR (d)	304,931	24,272,508
Shinsegae Co. Ltd.	56,569	14,174,014
Tong Yang Life Insurance Co. Ltd.	1,504,490	17,962,762
TOTAL KOREA (SOUTH)		544,373,002
Luxembourg - 1.5%
EVRAZ Group SA GDR	1,496,100	26,720,346
Millicom International Cellular SA (depositary receipt)	91,900	10,128,023
Samsonite International SA	10,659,300	17,343,617
Subsea 7 SA (a)	938,700	20,417,517
TOTAL LUXEMBOURG		74,609,503
Malaysia - 1.3%
AirAsia Bhd	14,397,400	18,093,436
Axiata Group Bhd	7,393,800	11,686,315
Genting Bhd	9,928,400	34,580,663
TOTAL MALAYSIA		64,360,414
Mexico - 3.9%
America Movil SAB de CV Series L sponsored ADR	2,318,400	58,933,728
Cemex SA de CV sponsored ADR (d)	2,409,198	10,528,195
Genomma Lab Internacional SA de CV (a)	668,800	1,394,322
Grupo Modelo SAB de CV Series C	5,157,400	32,713,500
Grupo Televisa SA de CV (CPO) sponsored ADR	3,124,200	66,639,186
Wal-Mart de Mexico SA de CV Series V	7,599,800	19,632,596
TOTAL MEXICO		189,841,527
Common Stocks - continued
	Shares	Value
Nigeria - 0.8%
Guaranty Trust Bank PLC GDR (Reg. S)	4,690,314	$ 21,575,444
Zenith Bank PLC	205,880,750	16,677,311
TOTAL NIGERIA		38,252,755
Norway - 0.2%
TGS Nopec Geophysical Co. ASA	336,800	7,688,641
Peru - 0.5%
Compania de Minas Buenaventura SA sponsored ADR	634,100	25,953,713
Philippines - 1.0%
Manila Water Co., Inc.	11,591,300	5,274,334
Metro Pacific Investments Corp.	114,356,000	8,770,825
Metropolitan Bank & Trust Co.	7,716,588	12,931,869
Robinsons Land Corp.	83,288,450	24,340,896
TOTAL PHILIPPINES		51,317,924
Poland - 0.7%
Eurocash SA	1,075,709	8,624,884
Polska Grupa Energetyczna SA	355,740	2,192,336
Powszechny Zaklad Ubezpieczen SA	237,500	25,203,198
TOTAL POLAND		36,020,418
Qatar - 0.2%
Commercial Bank of Qatar GDR (Reg. S)	1,672,907	7,672,515
Russia - 7.3%
Bank St. Petersburg OJSC (a)	2,821,494	9,408,091
DIXY Group OJSC (a)	184,270	1,883,541
Interregional Distribution Grid Companies Holding JSC (a)	41,148,900	3,848,097
Interregional Distribution Grid Companies Holding JSC rights (a)	5,214,373	52
M Video OJSC (a)	3,460,220	25,702,693
Magnit OJCS:
rights 11/29/11 (a)	3,503	0
GDS (Reg. S)	1,211,100	30,943,605
Magnitogorsk Iron & Steel Works OJSC unit	1,569,300	9,721,814
Mobile TeleSystems OJSC sponsored ADR	2,161,700	30,890,693
Gazprom OAO sponsored ADR	4,873,800	56,584,818
NOVATEK OAO GDR	483,000	67,813,200
OGK-4 OJSC (a)	52,275,500	4,133,100
Sberbank of Russia	23,386,100	63,458,875
TNK-BP Holding	8,348,100	22,840,600
Uralkali JSC GDR (Reg. S)	583,587	25,327,676
TOTAL RUSSIA		352,556,855
Common Stocks - continued
	Shares	Value
Singapore - 0.7%
First Resources Ltd.	20,051,000	$ 22,441,296
Global Logistic Properties Ltd.	4,737,000	6,593,107
Sound Global Ltd.	10,910,000	4,796,321
TOTAL SINGAPORE		33,830,724
South Africa - 4.1%
Absa Group Ltd.	2,973,761	53,507,689
African Bank Investments Ltd.	4,370,500	18,966,019
AngloGold Ashanti Ltd.	914,200	41,316,455
Aspen Pharmacare Holdings Ltd.	1,251,700	15,022,671
Blue Label Telecoms Ltd.	12,998,107	9,302,729
Impala Platinum Holdings Ltd.	1,519,400	35,123,310
Life Healthcare Group Holdings Ltd.	5,166,800	12,571,464
Sanlam Ltd.	3,805,300	14,216,593
TOTAL SOUTH AFRICA		200,026,930
Sweden - 0.2%
Lundin Petroleum AB (a)	311,200	7,637,337
Taiwan - 6.7%
Advanced Semiconductor Engineering, Inc.	16,089,801	14,218,075
Asia Cement Corp.	12,699,080	15,296,733
Catcher Technology Co. Ltd.	340,000	1,894,312
Cheng Uei Precision Industries Co. Ltd.	6,765,553	15,201,609
Chinatrust Financial Holding Co. Ltd.	21,742,000	14,249,639
Chroma ATE, Inc.	4,358,612	8,696,361
Chunghwa Telecom Co. Ltd.	5,811,000	19,441,459
HIWIN Technologies Corp.	2,083,830	18,838,395
HTC Corp.	1,722,200	38,703,953
Kinsus Interconnect Technology Corp.	2,628,000	9,076,591
President Chain Store Corp.	1,818,000	10,109,420
Synnex Technology International Corp.	6,370,739	15,616,463
Taiwan Fertilizer Co. Ltd.	10,568,000	27,238,437
Taiwan Semiconductor Manufacturing Co. Ltd.	18,059,284	44,008,247
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,162,351	52,528,870
Unified-President Enterprises Corp.	4,249,000	5,843,060
WPG Holding Co. Ltd.	11,699,950	14,127,740
TOTAL TAIWAN		325,089,364
Thailand - 2.6%
Bangkok Bank Public Co. Ltd. (For. Reg.)	5,978,600	30,327,125
Banpu PCL (For. Reg.)	763,600	15,501,373
Electricity Generating PCL (For. Reg.)	3,140,400	8,492,574
Common Stocks - continued
	Shares	Value
Thailand - continued
PTT Global Chemical PCL (For. Reg.) (a)	8,000,486	$ 16,870,686
PTT PCL (For. Reg.)	3,492,500	34,405,900
Siam Cement PCL (For. Reg.)	1,929,200	23,130,304
TOTAL THAILAND		128,727,962
Turkey - 1.5%
Aygaz A/S	2,382,143	13,013,715
TAV Havalimanlari Holding AS (a)	4,279,000	20,714,401
Turkiye Is Bankasi AS Series C	6,959,000	16,253,737
Turkiye Vakiflar Bankasi Tao	12,934,000	22,090,021
TOTAL TURKEY		72,071,874
United Kingdom - 1.4%
Antofagasta PLC	841,900	15,800,522
Hikma Pharmaceuticals PLC	1,072,002	11,628,337
Kazakhmys PLC	2,754,600	41,087,765
TOTAL UNITED KINGDOM		68,516,624
United States of America - 1.6%
Cognizant Technology Solutions Corp. Class A (a)	276,100	20,086,275
Global Payments, Inc.	547,600	25,145,792
ION Geophysical Corp. (a)	4,110,900	31,325,058
TOTAL UNITED STATES OF AMERICA		76,557,125
TOTAL COMMON STOCKS (Cost $4,731,176,937)		4,656,351,676
Nonconvertible Preferred Stocks - 1.2%

Korea (South) - 0.9%
Hyundai Motor Co. Series 2	429,140	28,629,832
Samsung Electronics Co. Ltd.	27,920	15,870,309
TOTAL KOREA (SOUTH)		44,500,141
Russia - 0.3%
Sberbank (Savings Bank of the Russian Federation) (a)	6,722,400	14,196,428
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $55,877,854)		58,696,569
Money Market Funds - 5.3%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	138,964,206	$ 138,964,206
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	119,631,228	119,631,228
TOTAL MONEY MARKET FUNDS (Cost $258,595,434)		258,595,434
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $5,045,650,225)		4,973,643,679
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(117,600,334)
NET ASSETS - 100%		$ 4,856,043,345
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $454,050 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 172,122
Fidelity Securities Lending Cash Central Fund	1,354,601
Total	$ 1,526,723
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
SREI Infrastructure Finance Ltd.	$ -	$ 32,783,890	$ 285,241	$ 498,893	$ 22,963,624
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 762,162,151	$ 762,162,151	$ -	$ -
Korea (South)	588,873,143	24,272,508	564,600,635	-
China	426,379,259	54,791,855	371,587,404	-
Russia	366,753,283	366,753,231	52	-
Taiwan	325,089,364	52,528,870	272,560,494	-
India	232,362,506	8,987,706	223,374,800	-
Hong Kong	217,074,327	176,915,307	40,159,020	-
South Africa	200,026,930	158,710,475	41,316,455	-
Cayman Islands	198,042,273	44,561,644	153,480,629	-
Other	1,398,285,009	994,894,733	403,390,276	-
Money Market Funds	258,595,434	258,595,434	-	-
Total Investments in Securities:	$ 4,973,643,679	$ 2,903,173,914	$ 2,070,469,765	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	46,104
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	(46,104)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $112,058,504) - See accompanying schedule: Unaffiliated issuers (cost $4,754,639,942)	$ 4,692,084,621
Fidelity Central Funds (cost $258,595,434)	258,595,434
Other affiliated issuers (cost $32,414,849)	22,963,624
Total Investments (cost $5,045,650,225)		$ 4,973,643,679
Foreign currency held at value (cost $5,158,411)		5,156,848
Receivable for investments sold		37,619,665
Receivable for fund shares sold		6,698,037
Dividends receivable		6,301,421
Distributions receivable from Fidelity Central Funds		34,145
Prepaid expenses		18,249
Other receivables		2,745,812
Total assets		5,032,217,856

Liabilities
Payable to custodian bank	$ 2,867,812
Payable for investments purchased	49,409,874
Payable for fund shares redeemed	184,939
Accrued management fee	2,950,063
Other affiliated payables	665,766
Other payables and accrued expenses	464,829
Collateral on securities loaned, at value	119,631,228
Total liabilities		176,174,511

Net Assets		$ 4,856,043,345
Net Assets consist of:
Paid in capital		$ 4,785,568,373
Undistributed net investment income		28,150,121
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		114,402,959
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(72,078,108)
Net Assets		$ 4,856,043,345

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Emerging Markets Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Series Emerging Markets: Net Asset Value, offering price and redemption price per share ($3,384,616,101 ÷ 210,739,673 shares)	$ 16.06

Class F: Net Asset Value, offering price and redemption price per share ($1,471,427,244 ÷ 91,319,249 shares)	$ 16.11

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends (including $498,893 earned from other affiliated issuers)		$ 85,346,118
Interest		6,980
Income from Fidelity Central Funds		1,526,723
Income before foreign taxes withheld		86,879,821
Less foreign taxes withheld		(9,873,620)
Total income		77,006,201

Expenses
Management fee	$ 30,050,406
Transfer agent fees	5,935,004
Accounting and security lending fees	1,518,391
Custodian fees and expenses	2,323,877
Independent trustees' compensation	19,837
Registration fees	1,534
Audit	104,249
Legal	13,247
Interest	235
Miscellaneous	28,796
Total expenses before reductions	39,995,576
Expense reductions	(1,982,868)	38,012,708
Net investment income (loss)		38,993,493
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	138,581,118
Other affiliated issuers	(83,800)
Foreign currency transactions	(10,281,353)
Total net realized gain (loss)		128,215,965
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $3,926,418)	(660,141,003)
Assets and liabilities in foreign currencies	(83,872)
Total change in net unrealized appreciation (depreciation)		(660,224,875)
Net gain (loss)		(532,008,910)
Net increase (decrease) in net assets resulting from operations		$ (493,015,417)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Emerging Markets Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,993,493	$ 16,171,630
Net realized gain (loss)	128,215,965	93,467,379
Change in net unrealized appreciation (depreciation)	(660,224,875)	386,210,921
Net increase (decrease) in net assets resulting from operations	(493,015,417)	495,849,930
Distributions to shareholders from net investment income	(16,826,992)	(4,970,807)
Distributions to shareholders from net realized gain	(109,835,879)	(92,304,978)
Total distributions	(126,662,871)	(97,275,785)
Share transactions - net increase (decrease)	2,596,312,470	1,562,703,553
Total increase (decrease) in net assets	1,976,634,182	1,961,277,698

Net Assets
Beginning of period	2,879,409,163	918,131,465
End of period (including undistributed net investment income of $28,150,121 and undistributed net investment income of $16,171,630, respectively)	$ 4,856,043,345	$ 2,879,409,163

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Emerging Markets

Years ended October 31,	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.85	$ 16.38	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.18	.15	.15
Net realized and unrealized gain (loss)	(2.19)	4.03	6.27
Total from investment operations	(2.01)	4.18	6.42
Distributions from net investment income	(.10)	(.09)	(.04)
Distributions from net realized gain	(.68)	(1.62)	-
Total distributions	(.78)	(1.71)	(.04)
Net asset value, end of period	$ 16.06	$ 18.85	$ 16.38
Total Return B,C	(11.26)%	27.32%	64.35%
Ratios to Average Net Assets E,H
Expenses before reductions	1.12%	1.15%	1.21% A
Expenses net of fee waivers, if any	1.12%	1.15%	1.21% A
Expenses net of all reductions	1.07%	1.08%	1.09% A
Net investment income (loss)	1.00%	.89%	1.15% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,384,616	$ 2,425,249	$ 910,106
Portfolio turnover rate F	104%	92%	109% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 9, 2008 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.90	$ 16.40	$ 13.91
Income from Investment Operations
Net investment income (loss) D	.21	.19	.02
Net realized and unrealized gain (loss)	(2.19)	4.03	2.47
Total from investment operations	(1.98)	4.22	2.49
Distributions from net investment income	(.13)	(.10)	-
Distributions from net realized gain	(.68)	(1.62)	-
Total distributions	(.81)	(1.72)	-
Net asset value, end of period	$ 16.11	$ 18.90	$ 16.40
Total Return B,C	(11.07)%	27.59%	17.90%
Ratios to Average Net Assets E,H
Expenses before reductions	.91%	.92%	.93% A
Expenses net of fee waivers, if any	.91%	.92%	.93% A
Expenses net of all reductions	.86%	.85%	.82% A
Net investment income (loss)	1.21%	1.13%	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,471,427	$ 454,160	$ 8,025
Portfolio turnover rate F	104%	92%	109% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of operations) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fund A
Fidelity Series International Growth Fund	-2.77%	3.04%
Class F	-2.50%	3.29%

A From December 3, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Growth Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI ® EAFE ® (Europe, Australasia, Far East) Growth Index performed over the same period.

Annual Report

Fidelity Series International Growth Fund

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Jed Weiss, Portfolio Manager of Fidelity® Series International Growth Fund: For the year, the fund's Series International Growth and Class F shares fell 2.77% and 2.50%, respectively, versus a 2.69% decline in the MSCI® EAFE® (Europe, Australasia, Far East) Growth Index. Stock picking in Europe (ex U.K.) and Japan was helpful, while an out-of-benchmark stake in the U.S. also contributed. However, my choices within non-index emerging markets were poor, notably Brazil and Turkey, while picks in the U.K., Canada and Australia further detracted. From a sector view, positioning in information technology, consumer discretionary and financials added value. In contrast, picks in health care equipment/services, capital goods and the food/beverage/tobacco segment of consumer staples notably detracted. On an individual security basis, lacking a position in weak-performing U.K.-based bank and benchmark component Lloyds Banking Group helped, as did out-of-benchmark stakes in U.S.-based credit card processors MasterCard and Visa. Conversely, not owning index constituent British American Tobacco hurt. I chose to own Philip Morris International instead - another of the fund's contributors. Non-index holdings in Turkish bank Turkiye Garanti Bankasi and Canadian energy company Niko Resources also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Growth Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom 18.6%
United States of America 17.3%
Switzerland 9.5%
Japan 7.3%
Australia 5.2%
Germany 4.7%
France 4.1%
Belgium 3.5%
Denmark 2.9%
Other 26.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom 20.6%
United States of America 11.9%
Switzerland 9.4%
Japan 7.7%
Australia 5.5%
Germany 5.3%
Belgium 3.5%
France 3.3%
Brazil 3.1%
Other 29.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.0	98.7
Short-Term Investments and Net Other Assets	4.0	1.3
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	4.8	4.6
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	3.6	4.5
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.9	2.8
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.7	2.4
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.2	2.1
Linde AG (Germany, Chemicals)	2.1	1.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.3
Siemens AG sponsored ADR (Germany, Industrial Conglomerates)	1.6	2.1
Danone (France, Food Products)	1.6	0.9
Philip Morris International, Inc. (United States of America, Tobacco)	1.5	0.7
	24.8
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	21.5	17.2
Materials	15.8	18.6
Industrials	13.1	14.7
Consumer Discretionary	12.1	13.2
Financials	10.3	13.5
Information Technology	8.8	8.1
Health Care	8.4	7.2
Energy	5.3	5.4
Telecommunication Services	0.7	0.8

Annual Report

Fidelity Series International Growth Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
Australia - 5.2%
Coca-Cola Amatil Ltd.	2,906,584	$ 37,524,235
CSL Ltd.	2,761,208	83,172,705
MAp Group unit	5,804,419	20,713,809
Newcrest Mining Ltd.	1,661,826	58,737,569
Newcrest Mining Ltd. sponsored ADR	925,486	32,530,833
OZ Minerals Ltd.	2,825,388	33,932,706
QBE Insurance Group Ltd.	1,200,668	18,483,553
Woolworths Ltd.	1,132,002	28,300,297
WorleyParsons Ltd.	2,112,480	61,320,034
TOTAL AUSTRALIA		374,715,741
Austria - 1.0%
Andritz AG	583,149	51,673,484
Zumtobel AG	932,900	19,455,978
TOTAL AUSTRIA		71,129,462
Bailiwick of Guernsey - 0.3%
Resolution Ltd.	5,397,473	23,870,594
Bailiwick of Jersey - 1.2%
Informa PLC	2,950,581	17,196,331
Randgold Resources Ltd. sponsored ADR	598,265	65,551,896
TOTAL BAILIWICK OF JERSEY		82,748,227
Belgium - 3.5%
Anheuser-Busch InBev SA NV	3,680,181	204,118,171
Umicore SA	1,050,291	45,225,582
TOTAL BELGIUM		249,343,753
Bermuda - 1.5%
Lazard Ltd. Class A	1,070,408	29,264,955
Li & Fung Ltd.	28,590,000	55,098,488
Trinity Ltd.	22,186,000	20,108,508
TOTAL BERMUDA		104,471,951
Brazil - 2.6%
Arezzo Industria e Comercio SA	1,181,200	15,614,512
BM&F Bovespa SA	5,753,900	34,345,140
BR Malls Participacoes SA	1,609,200	17,383,333
Braskem SA Class A sponsored ADR	2,280,977	41,148,825
Iguatemi Empresa de Shopping Centers SA	913,500	17,698,664
Common Stocks - continued
	Shares	Value
Brazil - continued
Itau Unibanco Banco Multiplo SA sponsored ADR	1,734,700	$ 33,167,464
Multiplan Empreendimentos Imobiliarios SA	1,345,200	27,198,546
TOTAL BRAZIL		186,556,484
Canada - 2.7%
Agnico-Eagle Mines Ltd. (Canada)	860,900	37,342,946
Fairfax Financial Holdings Ltd. (sub. vtg.)	97,200	40,628,303
Goldcorp, Inc.	558,100	27,153,383
Niko Resources Ltd.	598,800	32,935,952
Open Text Corp. (a)	579,000	35,436,415
Pan American Silver Corp.	641,200	17,927,955
TOTAL CANADA		191,424,954
Cayman Islands - 1.3%
NVC Lighting Holdings Ltd.	43,404,000	18,845,698
Sands China Ltd. (a)	10,435,600	31,360,938
Wynn Macau Ltd.	13,943,800	39,068,824
TOTAL CAYMAN ISLANDS		89,275,460
Chile - 0.4%
Banco Santander Chile sponsored ADR (d)	389,600	31,822,528
China - 0.6%
Baidu.com, Inc. sponsored ADR (a)	309,020	43,318,424
Denmark - 2.9%
Novo Nordisk A/S Series B sponsored ADR	1,479,166	157,235,346
William Demant Holding A/S (a)	639,400	51,016,432
TOTAL DENMARK		208,251,778
Finland - 1.7%
Metso Corp.	661,100	25,745,182
Nokian Tyres PLC	1,325,300	48,694,895
Outotec Oyj	1,055,218	49,329,481
TOTAL FINLAND		123,769,558
France - 4.1%
Alstom SA	1,725,091	64,697,278
Danone	1,662,705	115,741,178
Remy Cointreau SA	428,103	35,191,634
Safran SA	2,291,786	75,071,835
TOTAL FRANCE		290,701,925
Common Stocks - continued
	Shares	Value
Germany - 4.7%
alstria office REIT-AG	714,423	$ 9,184,930
Bayerische Motoren Werke AG (BMW)	342,616	28,003,080
Linde AG	944,219	150,205,703
MAN SE	357,130	31,675,342
Siemens AG sponsored ADR (d)	1,108,424	116,351,267
TOTAL GERMANY		335,420,322
Hong Kong - 0.8%
Hong Kong Exchanges and Clearing Ltd.	3,486,700	59,106,178
India - 0.5%
Bharti Airtel Ltd.	4,680,141	37,481,940
Ireland - 1.1%
CRH PLC sponsored ADR (d)	2,085,200	38,388,532
James Hardie Industries NV CDI (a)	6,013,193	38,950,668
TOTAL IRELAND		77,339,200
Israel - 0.2%
Azrieli Group	672,400	17,300,620
Italy - 1.3%
Fiat Industrial SpA (a)	4,419,300	38,560,556
Interpump Group SpA	2,538,049	16,346,738
Saipem SpA	904,918	40,575,039
TOTAL ITALY		95,482,333
Japan - 7.3%
Autobacs Seven Co. Ltd.	728,900	33,381,333
Denso Corp.	2,086,800	64,184,140
Fanuc Corp.	578,300	93,517,437
Fast Retailing Co. Ltd.	176,500	31,709,700
Japan Tobacco, Inc.	4,631	23,149,450
Keyence Corp.	259,200	65,899,873
Kobayashi Pharmaceutical Co. Ltd.	581,700	28,838,124
Nippon Thompson Co. Ltd.	703,000	4,528,543
Osaka Securities Exchange Co. Ltd.	6,007	28,152,785
SHO-BOND Holdings Co. Ltd.	616,900	13,762,975
Unicharm Corp.	1,049,800	47,020,165
USS Co. Ltd.	706,590	58,420,693
Yamato Kogyo Co. Ltd.	1,253,900	31,720,863
TOTAL JAPAN		524,286,081
Mexico - 1.1%
Wal-Mart de Mexico SA de CV Series V	29,755,900	76,868,543
Common Stocks - continued
	Shares	Value
Netherlands - 1.4%
ASML Holding NV	1,875,400	$ 78,635,522
QIAGEN NV (a)(d)	1,413,800	19,482,164
TOTAL NETHERLANDS		98,117,686
Portugal - 0.9%
Jeronimo Martins SGPS SA	3,578,800	61,908,767
Singapore - 0.1%
Wing Tai Holdings Ltd.	5,333,000	5,407,877
South Africa - 1.7%
African Rainbow Minerals Ltd.	1,754,100	40,539,927
Clicks Group Ltd.	3,270,927	17,165,947
JSE Ltd.	2,760,635	24,446,836
Mr Price Group Ltd.	2,895,500	27,873,971
MTN Group Ltd.	829,000	14,469,347
TOTAL SOUTH AFRICA		124,496,028
Spain - 1.2%
Inditex SA (d)	620,972	56,511,721
Prosegur Compania de Seguridad SA (Reg.)	608,500	30,357,819
TOTAL SPAIN		86,869,540
Sweden - 1.7%
Fagerhult AB	319,870	7,531,202
H&M Hennes & Mauritz AB (B Shares)	2,342,730	77,581,337
Swedish Match Co.	1,112,800	38,506,903
TOTAL SWEDEN		123,619,442
Switzerland - 9.5%
Nestle SA	5,901,748	342,315,508
Novartis AG sponsored ADR	529,891	29,922,945
Roche Holding AG (participation certificate)	775,805	127,923,176
Schindler Holding AG:
(participation certificate)	280,400	32,975,078
(Reg.)	73,700	8,675,528
The Swatch Group AG (Bearer)	245,360	103,898,098
UBS AG (NY Shares) (a)	2,989,313	37,725,130
TOTAL SWITZERLAND		683,435,463
Turkey - 1.6%
Anadolu Efes Biracilik ve Malt Sanayii AS	1,375,623	16,726,082
Coca-Cola Icecek AS	2,225,191	30,201,942
Common Stocks - continued
	Shares	Value
Turkey - continued
Tupras-Turkiye Petrol Rafinerileri AS	764,000	$ 17,282,624
Turkiye Garanti Bankasi AS	13,289,000	46,895,722
TOTAL TURKEY		111,106,370
United Kingdom - 18.6%
Anglo American PLC (United Kingdom)	1,530,200	56,439,999
Babcock International Group PLC	3,884,900	44,015,019
BG Group PLC	8,985,172	196,013,620
BHP Billiton PLC ADR (d)	4,110,590	258,843,852
GlaxoSmithKline PLC sponsored ADR	1,201,450	53,812,946
Imperial Tobacco Group PLC	1,016,816	37,185,437
InterContinental Hotel Group PLC ADR (d)	2,634,615	48,687,685
Johnson Matthey PLC	1,639,500	49,542,539
Reckitt Benckiser Group PLC	1,448,500	74,496,697
Rio Tinto PLC sponsored ADR (d)	1,625,100	87,852,906
Rolls-Royce Group PLC	5,786,411	65,372,586
Rolls-Royce Group PLC Class C	399,262,359	642,094
Rotork PLC	1,058,497	28,666,309
SABMiller PLC	2,078,783	75,938,489
Serco Group PLC	4,963,002	41,463,891
Shaftesbury PLC	2,632,800	21,339,707
Standard Chartered PLC (United Kingdom)	4,522,010	106,102,805
Tesco PLC	9,201,929	59,453,143
Unite Group PLC	4,250,300	12,084,868
Victrex PLC	861,707	17,599,624
TOTAL UNITED KINGDOM		1,335,554,216
United States of America - 13.3%
Allergan, Inc.	379,100	31,889,892
Autoliv, Inc. (d)	862,200	49,809,294
Berkshire Hathaway, Inc. Class B (a)	917,282	71,419,577
Cymer, Inc. (a)	375,800	16,328,510
eBay, Inc. (a)	1,053,600	33,536,088
Google, Inc. Class A (a)	68,300	40,477,312
ION Geophysical Corp. (a)	3,518,500	26,810,970
JPMorgan Chase & Co.	713,102	24,787,426
Juniper Networks, Inc. (a)	2,748,800	67,263,136
Lam Research Corp. (a)	596,334	25,636,399
Martin Marietta Materials, Inc. (d)	233,600	16,858,912
MasterCard, Inc. Class A	271,991	94,446,155
Mead Johnson Nutrition Co. Class A	1,097,200	78,833,820
Mohawk Industries, Inc. (a)	722,300	38,029,095
Common Stocks - continued
	Shares	Value
United States of America - continued
Nuance Communications, Inc. (a)	679,105	$ 17,982,700
Philip Morris International, Inc.	1,576,692	110,163,470
ResMed, Inc. (a)	1,188,400	33,631,720
Solera Holdings, Inc.	309,941	16,932,077
Union Pacific Corp.	598,900	59,632,473
Visa, Inc. Class A	1,018,399	94,975,891
TOTAL UNITED STATES OF AMERICA		949,444,917
TOTAL COMMON STOCKS (Cost $6,519,492,960)		6,874,646,362
Money Market Funds - 7.5%

Fidelity Cash Central Fund, 0.12% (b)	328,058,478	328,058,478
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	208,666,395	208,666,395
TOTAL MONEY MARKET FUNDS (Cost $536,724,873)		536,724,873
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $7,056,217,833)		7,411,371,235
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(248,502,377)
NET ASSETS - 100%		$ 7,162,868,858
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 177,254
Fidelity Securities Lending Cash Central Fund	3,601,900
Total	$ 3,779,154
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 1,335,554,216	$ 1,335,554,216	$ -	$ -
United States of America	949,444,917	949,444,917	-	-
Switzerland	683,435,463	683,435,463	-	-
Japan	524,286,081	-	524,286,081	-
Australia	374,715,741	32,530,833	342,184,908	-
Germany	335,420,322	335,420,322	-	-
France	290,701,925	290,701,925	-	-
Belgium	249,343,753	45,225,582	204,118,171	-
Denmark	208,251,778	208,251,778	-	-
Other	1,923,492,166	1,618,063,047	305,429,119	-
Money Market Funds	536,724,873	536,724,873	-	-
Total Investments in Securities:	$ 7,411,371,235	$ 6,035,352,956	$ 1,376,018,279	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $155,978,028 of which $27,059,158 and $128,918,870 will expire in fiscal 2018 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Growth Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $191,985,059) - See accompanying schedule: Unaffiliated issuers (cost $6,519,492,960)	$ 6,874,646,362
Fidelity Central Funds (cost $536,724,873)	536,724,873
Total Investments (cost $7,056,217,833)		$ 7,411,371,235
Foreign currency held at value (cost $1,456)		1,456
Receivable for investments sold		2,577,331
Receivable for fund shares sold		11,353,331
Dividends receivable		7,915,020
Distributions receivable from Fidelity Central Funds		67,762
Prepaid expenses		62,664
Other receivables		293,386
Total assets		7,433,642,185

Liabilities
Payable to custodian bank	$ 4,800
Payable for investments purchased	56,348,173
Payable for fund shares redeemed	317,162
Accrued management fee	4,262,144
Other affiliated payables	949,578
Other payables and accrued expenses	225,075
Collateral on securities loaned, at value	208,666,395
Total liabilities		270,773,327

Net Assets		$ 7,162,868,858
Net Assets consist of:
Paid in capital		$ 6,893,351,108
Undistributed net investment income		81,593,479
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(167,217,207)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		355,141,478
Net Assets		$ 7,162,868,858

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2011

Series International Growth: Net Asset Value, offering price and redemption price per share ($4,996,927,321 ÷ 474,581,871 shares)	$ 10.53

Class F: Net Asset Value, offering price and redemption price per share ($2,165,941,537 ÷ 204,995,348 shares)	$ 10.57

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Growth Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 150,676,718
Interest		2,187
Income from Fidelity Central Funds		3,779,154
Income before foreign taxes withheld		154,458,059
Less foreign taxes withheld		(9,173,648)
Total income		145,284,411

Expenses
Management fee Basic fee	$ 43,047,076
Performance adjustment	2,258,224
Transfer agent fees	9,794,786
Accounting and security lending fees	1,660,096
Custodian fees and expenses	784,341
Independent trustees' compensation	32,292
Registration fees	3,230
Audit	57,610
Legal	16,906
Miscellaneous	44,229
Total expenses before reductions	57,698,790
Expense reductions	(946,455)	56,752,335
Net investment income (loss)		88,532,076
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(129,017,804)
Foreign currency transactions	(1,457,614)
Total net realized gain (loss)		(130,475,418)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $37,564)	(207,523,465)
Assets and liabilities in foreign currencies	(187,531)
Total change in net unrealized appreciation (depreciation)		(207,710,996)
Net gain (loss)		(338,186,414)
Net increase (decrease) in net assets resulting from operations		$ (249,654,338)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2011	For the period December 3, 2009 (commencement of operations) to October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 88,532,076	$ 18,331,035
Net realized gain (loss)	(130,475,418)	(32,051,803)
Change in net unrealized appreciation (depreciation)	(207,710,996)	562,852,474
Net increase (decrease) in net assets resulting from operations	(249,654,338)	549,131,706
Distributions to shareholders from net investment income	(25,269,633)	-
Distributions to shareholders from net realized gain	(4,689,987)	-
Total distributions	(29,959,620)	-
Share transactions - net increase (decrease)	2,754,034,772	4,139,316,338
Total increase (decrease) in net assets	2,474,420,814	4,688,448,044

Net Assets
Beginning of period	4,688,448,044	-
End of period (including undistributed net investment income of $81,593,479 and undistributed net investment income of $18,331,035, respectively)	$ 7,162,868,858	$ 4,688,448,044

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Growth

Years ended October 31,	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.09
Net realized and unrealized gain (loss)	(.46)	.80
Total from investment operations	(.30)	.89
Distributions from net investment income	(.05)	-
Distributions from net realized gain	(.01)	-
Total distributions	(.06)	-
Net asset value, end of period	$ 10.53	$ 10.89
Total Return B,C	(2.77)%	8.90%
Ratios to Average Net Assets E,H
Expenses before reductions	1.00%	1.01% A
Expenses net of fee waivers, if any	1.00%	1.01% A
Expenses net of all reductions	.98%	.99% A
Net investment income (loss)	1.40%	1.06% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,996,927	$ 3,944,123
Portfolio turnover rate F	23%	63% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 3, 2009 (commencement of operations) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.18	.11
Net realized and unrealized gain (loss)	(.45)	.80
Total from investment operations	(.27)	.91
Distributions from net investment income	(.06)	-
Distributions from net realized gain	(.01)	-
Total distributions	(.07)	-
Net asset value, end of period	$ 10.57	$ 10.91
Total Return B,C	(2.50)%	9.10%
Ratios to Average Net Assets E,H
Expenses before reductions	.79%	.78% A
Expenses net of fee waivers, if any	.79%	.78% A
Expenses net of all reductions	.77%	.75% A
Net investment income (loss)	1.62%	1.29% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,165,942	$ 744,325
Portfolio turnover rate F	23%	63% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 3, 2009 (commencement of operations) to October 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fund A
Fidelity Series International Small Cap Fund	-0.23%	6.97%
Class F	-0.03%	7.23%

A From December 3, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Small Cap Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Small Cap Index performed over the same period.

Annual Report

Fidelity Series International Small Cap Fund

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Jed Weiss, Portfolio Manager of Fidelity® Series International Small Cap Fund: For the year, the fund's Series International Small Cap and Class F shares returned -0.23% and -0.03%, respectively, versus -2.39% for the MSCI® EAFE® (Europe, Australasia, Far East) Small Cap Index. Security selection in Europe - especially Finland and Germany - helped, as did stock picking in the United States, which is not in the index. Positioning in Japan and, within non-index emerging markets, Turkey and South Africa were notable detractors. Security selection in Canada, another non-index country, also was negative. In terms of sectors, good security selection in industrials and consumer discretionary, along with a favorable stance in consumer staples and information technology, helped, while relatively weak stock picking in energy and positioning in utilities hurt. The top individual contributor was U.S.-based PriceSmart, a dominant warehouse club retailer in Central America. Aozora Bank (Japan), railroad Kansas City Southern (U.S.) and used-car auctioneer USS (Japan) also helped. On the negative side, the fund was hurt by Canadian energy firms Niko Resources and Petrobank Energy & Resources, the latter of which I sold before period end. Italian asset manager Azimut Holding, the only index component I've mentioned, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Small Cap Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United States of America 19.4%
Japan 19.3%
United Kingdom 15.7%
Brazil 4.6%
Canada 4.6%
Germany 4.2%
France 3.0%
Finland 2.3%
South Africa 2.2%
Other 24.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Japan 19.6%
United Kingdom 16.1%
United States of America 14.3%
Canada 5.1%
Brazil 4.8%
Germany 3.3%
France 3.2%
Finland 3.0%
Italy 2.8%
Other 27.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.1	96.7
Short-Term Investments and Net Other Assets	6.9	3.3
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	2.3	1.7
USS Co. Ltd. (Japan, Specialty Retail)	1.8	1.5
Osaka Securities Exchange Co. Ltd. (Japan, Diversified Financial Services)	1.6	1.3
Kobayashi Pharmaceutical Co. Ltd. (Japan, Personal Products)	1.6	1.3
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.4	1.3
Prosegur Compania de Seguridad SA (Reg.) (Spain, Commercial Services & Supplies)	1.3	1.3
Bank Sarasin & Co. Ltd. Series B (Reg.) (Switzerland, Capital Markets)	1.3	0.9
Meggitt PLC (United Kingdom, Aerospace & Defense)	1.3	1.2
Andritz AG (Austria, Machinery)	1.3	1.2
Outotec Oyj (Finland, Construction & Engineering)	1.3	1.3
	15.2
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	21.4	23.0
Consumer Discretionary	17.2	17.5
Financials	15.3	17.2
Materials	11.1	10.9
Consumer Staples	9.6	8.3
Information Technology	8.4	8.9
Health Care	5.6	4.9
Energy	4.5	5.7
Utilities	0.0	0.3

Annual Report

Fidelity Series International Small Cap Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value
Australia - 1.4%
MAp Group unit	3,440,823	$ 12,279,015
OZ Minerals Ltd.	584,968	7,025,424
Ramsay Health Care Ltd.	186,035	3,657,306
TOTAL AUSTRALIA		22,961,745
Austria - 1.9%
Andritz AG	226,762	20,093,634
Zumtobel AG	479,919	10,008,890
TOTAL AUSTRIA		30,102,524
Bailiwick of Guernsey - 0.7%
Resolution Ltd.	2,552,521	11,288,652
Bailiwick of Jersey - 1.5%
Informa PLC	1,963,442	11,443,169
Randgold Resources Ltd. sponsored ADR	112,600	12,337,582
TOTAL BAILIWICK OF JERSEY		23,780,751
Belgium - 1.2%
Gimv NV	148,704	7,603,995
Umicore SA	267,281	11,509,133
TOTAL BELGIUM		19,113,128
Bermuda - 1.3%
Aquarius Platinum Ltd. (Australia)	1,788,347	5,246,760
Lazard Ltd. Class A	152,001	4,155,707
Trinity Ltd.	12,532,000	11,358,506
TOTAL BERMUDA		20,760,973
Brazil - 4.6%
Arezzo Industria e Comercio SA	562,000	7,429,187
Banco ABC Brasil SA	1,175,000	7,834,702
Banco Pine SA	591,600	3,930,908
BR Malls Participacoes SA	322,500	3,483,796
Braskem SA Class A sponsored ADR (d)	908,700	16,392,948
Cia.Hering SA	205,400	4,587,171
Iguatemi Empresa de Shopping Centers SA	202,900	3,931,099
Multiplan Empreendimentos Imobiliarios SA	367,700	7,434,512
Odontoprev SA	558,200	8,783,231
Restoque Comercio e Confeccoes de Roupas SA	112,600	1,770,440
T4F Entretenimento SA	574,500	4,014,675
Totvs SA	238,800	3,963,312
TOTAL BRAZIL		73,555,981
Common Stocks - continued
	Shares	Value
Canada - 4.6%
Agnico-Eagle Mines Ltd. (Canada)	179,340	$ 7,779,166
Eldorado Gold Corp.	535,400	10,059,730
Fairfax Financial Holdings Ltd. (sub. vtg.)	30,868	12,902,412
Niko Resources Ltd. (d)	266,500	14,658,369
Open Text Corp. (a)	127,800	7,821,716
Pan American Silver Corp.	153,000	4,277,881
Petrominerales Ltd.	176,350	4,652,661
Quadra FNX Mining Ltd. (a)	329,400	3,800,070
TAG Oil Ltd. (a)	612,800	3,799,071
Tuscany International Drilling, Inc. (a)	3,425,400	2,336,632
Tuscany International Drilling, Inc. (a)(e)	538,700	367,474
TOTAL CANADA		72,455,182
Cayman Islands - 1.5%
China Lilang Ltd.	5,810,000	6,115,775
Intime Department Store Group Co. Ltd.	2,822,000	4,049,767
NVC Lighting Holdings Ltd.	17,238,000	7,484,613
Vantage Drilling Co. (a)	1,748,469	2,377,918
Wynn Macau Ltd.	1,456,800	4,081,776
TOTAL CAYMAN ISLANDS		24,109,849
Denmark - 0.8%
William Demant Holding A/S (a)	152,164	12,140,858
Finland - 2.3%
Metso Corp.	124,600	4,852,291
Nokian Tyres PLC	323,600	11,889,888
Outotec Oyj	428,500	20,031,579
TOTAL FINLAND		36,773,758
France - 3.0%
Audika SA	108,941	2,409,200
Laurent-Perrier Group	87,710	9,042,949
Remy Cointreau SA	135,773	11,161,038
Saft Groupe SA	391,949	11,933,201
Vetoquinol SA	118,141	3,894,459
Virbac SA	53,200	9,208,825
TOTAL FRANCE		47,649,672
Germany - 4.2%
alstria office REIT-AG	552,700	7,105,749
Bilfinger Berger AG	146,898	13,169,265
CompuGROUP Holding AG	297,054	3,823,165
Common Stocks - continued
	Shares	Value
Germany - continued
CTS Eventim AG	583,104	$ 19,306,461
Fielmann AG	128,695	13,555,268
Software AG (Bearer)	224,800	9,339,244
TOTAL GERMANY		66,299,152
India - 0.5%
Apollo Tyres Ltd.	2,330,567	2,733,160
Jyothy Laboratories Ltd.	1,744,335	5,105,939
TOTAL INDIA		7,839,099
Ireland - 0.9%
James Hardie Industries NV CDI (a)	2,316,724	15,006,661
Israel - 0.9%
Azrieli Group	283,813	7,302,411
Ituran Location & Control Ltd.	552,995	7,360,363
TOTAL ISRAEL		14,662,774
Italy - 1.6%
Azimut Holding SpA	1,373,464	10,739,163
Interpump Group SpA	2,212,917	14,252,670
TOTAL ITALY		24,991,833
Japan - 19.3%
Air Water, Inc.	288,000	3,656,395
Aozora Bank Ltd. (d)	4,756,000	12,024,827
Asahi Co. Ltd. (d)	245,100	5,430,663
Autobacs Seven Co. Ltd.	321,700	14,732,851
Daikoku Denki Co. Ltd.	502,900	4,503,494
Daikokutenbussan Co. Ltd.	385,900	11,076,607
FCC Co. Ltd.	620,700	13,115,932
GCA Savvian Group Corp. (d)	4,113	4,814,733
Glory Ltd.	249,500	5,340,994
Goldcrest Co. Ltd.	233,000	4,275,284
Kamigumi Co. Ltd.	1,191,000	10,401,037
Kobayashi Pharmaceutical Co. Ltd.	498,800	24,728,307
Kyoto Kimono Yuzen Co. Ltd.	306,400	3,564,724
Meiko Network Japan Co. Ltd.	369,400	3,059,053
Miraial Co. Ltd.	102,000	1,585,166
Nabtesco Corp.	679,400	14,881,861
Nagaileben Co. Ltd.	304,200	4,192,679
Nihon M&A Center, Inc.	1,770	9,991,974
Nihon Parkerizing Co. Ltd.	656,000	8,832,188
Common Stocks - continued
	Shares	Value
Japan - continued
Nippon Seiki Co. Ltd.	468,000	$ 4,702,561
Nippon Thompson Co. Ltd.	2,294,000	14,777,352
Obic Co. Ltd.	65,250	12,337,757
Osaka Securities Exchange Co. Ltd.	5,379	25,209,560
OSG Corp.	415,600	5,326,264
Seven Bank Ltd.	2,072	3,687,728
SHO-BOND Holdings Co. Ltd.	378,900	8,453,219
Shoei Co. Ltd.	277,100	1,864,798
The Nippon Synthetic Chemical Industry Co. Ltd.	1,330,000	7,389,099
Tsumura & Co.	368,000	10,351,371
Tsutsumi Jewelry Co. Ltd.	147,500	3,437,521
USS Co. Ltd.	339,890	28,102,024
Yamatake Corp.	279,900	6,193,196
Yamato Kogyo Co. Ltd.	549,900	13,911,239
TOTAL JAPAN		305,952,458
Korea (South) - 0.2%
NCsoft Corp.	12,655	3,963,553
Luxembourg - 0.5%
GlobeOp Financial Services SA	1,619,200	7,421,393
Netherlands - 1.7%
Aalberts Industries NV	816,500	14,457,766
ASM International NV unit (d)	230,600	6,507,532
QIAGEN NV (a)(d)	460,300	6,342,934
TOTAL NETHERLANDS		27,308,232
Papua New Guinea - 0.3%
Oil Search Ltd.	599,724	4,091,827
Philippines - 0.4%
Jollibee Food Corp.	2,728,880	5,798,910
Portugal - 0.7%
Jeronimo Martins SGPS SA	639,100	11,055,631
Singapore - 0.3%
Wing Tai Holdings Ltd.	4,896,000	4,964,742
South Africa - 2.2%
African Rainbow Minerals Ltd.	435,527	10,065,693
City Lodge Hotels Ltd.	20,311	161,233
Clicks Group Ltd.	1,700,371	8,923,611
Common Stocks - continued
	Shares	Value
South Africa - continued
JSE Ltd.	799,995	$ 7,084,365
Mr Price Group Ltd.	890,600	8,573,496
TOTAL SOUTH AFRICA		34,808,398
Spain - 1.5%
Grifols SA (a)	141,300	2,636,925
Prosegur Compania de Seguridad SA (Reg.)	432,000	21,552,305
TOTAL SPAIN		24,189,230
Sweden - 2.0%
Fagerhult AB	266,395	6,272,156
Intrum Justitia AB	846,200	13,920,432
Swedish Match Co.	318,400	11,017,791
TOTAL SWEDEN		31,210,379
Switzerland - 1.3%
Bank Sarasin & Co. Ltd. Series B (Reg.)	561,768	21,445,192
Turkey - 1.4%
Albaraka Turk Katilim Bankasi AS	6,155,000	6,509,176
Boyner Buyuk Magazacilik A/S (a)	2,233,500	3,751,446
Coca-Cola Icecek AS	840,220	11,404,089
TOTAL TURKEY		21,664,711
United Arab Emirates - 0.2%
Dubai Financial Market PJSC (a)	13,410,140	3,760,535
United Kingdom - 15.7%
AMEC PLC	540,359	8,042,644
Babcock International Group PLC	1,248,800	14,148,615
Bellway PLC	835,600	9,541,065
Britvic PLC	2,333,200	12,378,680
Dechra Pharmaceuticals PLC	951,734	7,499,835
Derwent London PLC	248,500	6,785,848
Great Portland Estates PLC	1,787,500	10,705,224
H&T Group PLC	708,592	3,544,024
InterContinental Hotel Group PLC ADR	476,100	8,798,328
Johnson Matthey PLC	427,400	12,915,207
Meggitt PLC	3,405,482	21,063,373
Micro Focus International PLC	1,182,800	6,459,800
Persimmon PLC	828,700	6,632,924
Rotork PLC	425,100	11,512,596
Serco Group PLC	2,025,178	16,919,550
Shaftesbury PLC	1,352,900	10,965,698
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Spectris PLC	601,707	$ 12,308,701
Spirax-Sarco Engineering PLC	709,900	21,897,061
Ted Baker PLC	535,849	6,646,265
Ultra Electronics Holdings PLC	414,400	10,609,694
Unite Group PLC	4,939,825	14,045,393
Victrex PLC	780,300	15,936,956
TOTAL UNITED KINGDOM		249,357,481
United States of America - 12.5%
ANSYS, Inc. (a)	84,815	4,610,543
Autoliv, Inc. (d)	222,900	12,876,933
Broadridge Financial Solutions, Inc.	188,395	4,191,789
Cymer, Inc. (a)	345,600	15,016,320
Dril-Quip, Inc. (a)	141,848	9,234,305
Evercore Partners, Inc. Class A	185,900	5,101,096
Greenhill & Co., Inc. (d)	94,605	3,574,177
ION Geophysical Corp. (a)	1,654,983	12,610,970
Juniper Networks, Inc. (a)	224,600	5,495,962
Kansas City Southern (a)	230,400	14,554,368
Lam Research Corp. (a)	138,900	5,971,311
Martin Marietta Materials, Inc. (d)	104,700	7,556,199
Mohawk Industries, Inc. (a)	343,962	18,109,599
Oceaneering International, Inc.	227,100	9,499,593
PriceSmart, Inc.	479,199	36,438,294
ResMed, Inc. (a)(d)	512,200	14,495,260
Solera Holdings, Inc.	203,149	11,098,030
Solutia, Inc. (a)	229,800	3,734,250
SS&C Technologies Holdings, Inc. (a)	248,646	3,943,525
TOTAL UNITED STATES OF AMERICA		198,112,524
TOTAL COMMON STOCKS (Cost $1,419,942,710)		1,478,597,788
Money Market Funds - 10.6%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	117,867,411	$ 117,867,411
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	50,392,071	50,392,071
TOTAL MONEY MARKET FUNDS (Cost $168,259,482)		168,259,482
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $1,588,202,192)		1,646,857,270
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(59,116,921)
NET ASSETS - 100%		$ 1,587,740,349
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $367,474 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 67,234
Fidelity Securities Lending Cash Central Fund	591,340
Total	$ 658,574
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 305,952,458	$ -	$ 305,952,458	$ -
United Kingdom	249,357,481	249,357,481	-	-
United States of America	198,112,524	198,112,524	-	-
Brazil	73,555,981	73,555,981	-	-
Canada	72,455,182	72,455,182	-	-
Germany	66,299,152	66,299,152	-	-
France	47,649,672	47,649,672	-	-
Finland	36,773,758	36,773,758	-	-
South Africa	34,808,398	34,808,398	-	-
Other	393,633,182	296,468,358	97,164,824	-
Money Market Funds	168,259,482	168,259,482	-	-
Total Investments in Securities:	$ 1,646,857,270	$ 1,243,739,988	$ 403,117,282	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $9,938,109 all of which will expire in fiscal 2019. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $47,270,000) - See accompanying schedule: Unaffiliated issuers (cost $1,419,942,710)	$ 1,478,597,788
Fidelity Central Funds (cost $168,259,482)	168,259,482
Total Investments (cost $1,588,202,192)		$ 1,646,857,270
Cash		81,151
Receivable for fund shares sold		2,214,194
Dividends receivable		3,328,405
Distributions receivable from Fidelity Central Funds		21,623
Prepaid expenses		6,810
Other receivables		44,503
Total assets		1,652,553,956

Liabilities
Payable to custodian bank	$ 59,124
Payable for investments purchased	12,863,108
Payable for fund shares redeemed	61,553
Accrued management fee	1,122,098
Other affiliated payables	233,842
Other payables and accrued expenses	81,811
Collateral on securities loaned, at value	50,392,071
Total liabilities		64,813,607

Net Assets		$ 1,587,740,349
Net Assets consist of:
Paid in capital		$ 1,531,525,647
Undistributed net investment income		13,229,687
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,642,606)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		58,627,621
Net Assets		$ 1,587,740,349

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Series International Small Cap: Net Asset Value, offering price and redemption price per share ($1,107,241,874 ÷ 98,681,489 shares)	$ 11.22

Class F: Net Asset Value, offering price and redemption price per share ($480,498,475 ÷ 42,691,151 shares)	$ 11.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 27,893,165
Special dividends		5,957,561
Interest		66
Income from Fidelity Central Funds		658,574
Income before foreign taxes withheld		34,509,366
Less foreign taxes withheld		(1,871,425)
Total income		32,637,941

Expenses
Management fee Basic fee	$ 10,761,271
Performance adjustment	(1,088)
Transfer agent fees	2,012,916
Accounting and security lending fees	581,133
Custodian fees and expenses	259,921
Independent trustees' compensation	6,597
Registration fees	573
Audit	68,609
Legal	3,447
Miscellaneous	8,662
Total expenses before reductions	13,702,041
Expense reductions	(178,179)	13,523,862
Net investment income (loss)		19,114,079
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $5,538)	(11,850,916)
Foreign currency transactions	(1,126,623)
Total net realized gain (loss)		(12,977,539)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $84,401)	(37,890,094)
Assets and liabilities in foreign currencies	(85,447)
Total change in net unrealized appreciation (depreciation)		(37,975,541)
Net gain (loss)		(50,953,080)
Net increase (decrease) in net assets resulting from operations		$ (31,839,001)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Small Cap Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	For the period December 3, 2009 (commencement of operations) to October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,114,079	$ 2,308,288
Net realized gain (loss)	(12,977,539)	3,459,115
Change in net unrealized appreciation (depreciation)	(37,975,541)	96,603,162
Net increase (decrease) in net assets resulting from operations	(31,839,001)	102,370,565
Distributions to shareholders from net investment income	(8,192,680)	-
Distributions to shareholders from net realized gain	(6,124,182)	-
Total distributions	(14,316,862)	-
Share transactions - net increase (decrease)	801,569,467	729,956,180
Total increase (decrease) in net assets	755,413,604	832,326,745

Net Assets
Beginning of period	832,326,745	-
End of period (including undistributed net investment income of $13,229,687 and undistributed net investment income of $2,308,288, respectively)	$ 1,587,740,349	$ 832,326,745

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Small Cap

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17 G	.06
Net realized and unrealized gain (loss)	(.19)	1.34
Total from investment operations	(.02)	1.40
Distributions from net investment income	(.09)	-
Distributions from net realized gain	(.07)	-
Total distributions	(.16)	-
Net asset value, end of period	$ 11.22	$ 11.40
Total Return B,C	(.23)%	14.00%
Ratios to Average Net Assets E,I
Expenses before reductions	1.14%	1.21% A
Expenses net of fee waivers, if any	1.14%	1.21% A
Expenses net of all reductions	1.13%	1.18% A
Net investment income (loss)	1.47% G	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,107,242	$ 701,814
Portfolio turnover rate F	22%	21% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 11.43	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.20 G	.09
Net realized and unrealized gain (loss)	(.20)	1.34
Total from investment operations	-	1.43
Distributions from net investment income	(.10)	-
Distributions from net realized gain	(.07)	-
Total distributions	(.17)	-
Net asset value, end of period	$ 11.26	$ 11.43
Total Return B,C	(.03)%	14.30%
Ratios to Average Net Assets E,I
Expenses before reductions	.93%	.98% A
Expenses net of fee waivers, if any	.93%	.98% A
Expenses net of all reductions	.92%	.94% A
Net investment income (loss)	1.68% G	.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 480,498	$ 130,513
Portfolio turnover rate F	22%	21% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.21%.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fund A
Fidelity Series International Value Fund	-11.84%	-6.82%
Class F	-11.61%	-6.60%

A From December 3, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series International Value Fund, a class of the fund, on December 3, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Value Index performed over the same period.

Annual Report

Fidelity Series International Value Fund

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Alex Zavratsky, who became Portfolio Manager of Fidelity® Series International Value Fund on September 6, 2011: For the year, the fund's Series International Value and Class F shares fell 11.84% and 11.61%, respectively, trailing the 5.33% drop of the benchmark MSCI® EAFE® (Europe, Australasia, Far East) Value Index. In geographic terms, weak stock picking in and a lack of exposure to the comparatively healthy Asia Pacific ex Japan region, especially Australia, was detrimental to performance. Stock selection also was punitive in Europe - particularly the U.K. and France - and Japan. Sector-wise, the biggest source of weakness was the financials sector, where holdings in several European banks were among the biggest detractors, including France-based Societe Generale, Italy's Intesa Sanpaolo and an out-of-index stake in Lloyds Banking Group in the U.K. Elsewhere within financials, French insurance firm AXA and ING Groep, a diversified financials company in the Netherlands, hampered results. Picks in energy, consumer discretionary and industrials also hurt. However, positioning in utilities was a bright spot. Here, the fund's lack of exposure to Japanese utility Tokyo Electric Power, a benchmark component, was the biggest individual contributor, while out-of-index stakes in Swiss pharma firm Roche Holding and Canada-based miner Yamana Gold also aided results. Some of the stocks I've mentioned were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series International Value Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom 27.2%
Japan 21.4%
Germany 10.5%
France 8.4%
Switzerland 7.5%
Australia 6.2%
Italy 3.0%
Norway 2.9%
Netherlands 2.8%
Other 10.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom 20.4%
Japan 17.2%
France 10.0%
Germany 7.6%
Spain 6.4%
Switzerland 4.8%
Netherlands 4.0%
Canada 3.3%
Hong Kong 3.3%
Other 23.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	99.4
Short-Term Investments and Net Other Assets	1.4	0.6
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	5.8	4.4
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	3.5	1.8
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	3.4	2.3
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	3.0	2.5
Sanofi-aventis (France, Pharmaceuticals)	2.9	0.0
Commonwealth Bank of Australia (Australia, Commercial Banks)	2.9	0.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.8	2.0
Nestle SA (Switzerland, Food Products)	2.2	0.0
Allianz AG (Germany, Insurance)	2.0	0.4
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.9	0.0
	30.4
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.7	35.6
Energy	13.4	12.8
Telecommunication Services	11.6	6.2
Health Care	11.6	5.4
Consumer Staples	9.0	1.9
Utilities	7.8	5.4
Consumer Discretionary	7.5	10.7
Industrials	6.4	8.8
Materials	5.1	7.7
Information Technology	2.5	4.9

Annual Report

Fidelity Series International Value Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 6.2%
Australia & New Zealand Banking Group Ltd.	5,485,359	$ 123,961,265
Commonwealth Bank of Australia	3,584,943	184,176,264
Macquarie Group Ltd.	1,125,175	28,971,811
Telstra Corp. Ltd.	20,153,739	65,444,143
TOTAL AUSTRALIA		402,553,483
Bailiwick of Guernsey - 0.3%
Resolution Ltd.	4,440,500	19,638,333
Bailiwick of Jersey - 0.5%
Wolseley PLC	1,155,000	33,397,328
France - 8.4%
Atos Origin SA	527,702	25,574,644
BNP Paribas SA	1,827,675	83,088,144
Casino Guichard Perrachon et Compagnie	322,372	30,301,191
Compagnie de St. Gobain	519,711	24,230,793
Euler Hermes SA	174,326	12,631,837
GDF Suez	2,073,900	58,879,491
Pernod-Ricard SA	349,100	32,610,566
PPR SA	344,075	53,759,073
Sanofi-aventis	2,585,387	184,982,821
Unibail-Rodamco	180,054	36,006,038
TOTAL FRANCE		542,064,598
Germany - 10.1%
Allianz AG	970,678	109,091,122
Allianz AG sponsored ADR	1,683,700	18,857,440
BASF AG	1,643,280	120,961,251
Bayer AG	1,232,246	78,947,106
Daimler AG (United States)	1,223,200	62,187,488
Deutsche Telekom AG	4,633,700	58,957,237
E.ON AG	2,876,357	69,700,139
HeidelbergCement AG	582,200	26,572,203
Metro AG	474,200	22,108,907
Siemens AG	593,760	62,247,449
Volkswagen AG	137,087	21,589,533
TOTAL GERMANY		651,219,875
Hong Kong - 0.6%
Henderson Land Development Co. Ltd.	792,000	4,329,095
Power Assets Holdings Ltd.	4,515,500	34,312,426
TOTAL HONG KONG		38,641,521
Common Stocks - continued
	Shares	Value
Ireland - 0.7%
CRH PLC sponsored ADR (d)	2,253,796	$ 41,492,384
Italy - 2.7%
ENI SpA	5,465,800	120,833,040
Intesa Sanpaolo SpA	18,204,954	32,525,242
Telecom Italia SpA	14,457,900	17,992,225
TOTAL ITALY		171,350,507
Japan - 21.4%
ABC-Mart, Inc.	527,600	20,664,447
Aeon Credit Service Co. Ltd.	2,042,100	30,457,475
Air Water, Inc.	2,354,000	29,885,951
Aisin Seiki Co. Ltd.	621,500	19,658,677
Aozora Bank Ltd.	19,005,000	48,051,271
Asahi Glass Co. Ltd.	2,312,000	20,248,616
Canon, Inc.	1,017,400	46,193,634
Chubu Electric Power Co., Inc.	1,684,400	30,821,288
Credit Saison Co. Ltd.	1,786,600	34,867,932
Denso Corp.	1,510,400	46,455,686
Dentsu, Inc.	898,900	27,069,546
Fanuc Corp.	196,200	31,727,687
Honda Motor Co. Ltd.	1,934,200	57,847,228
INPEX Corp.	5,915	39,056,308
Itochu Corp.	6,875,000	68,005,525
Japan Retail Fund Investment Corp.	39,909	61,785,966
Japan Tobacco, Inc.	20,349	101,720,613
JSR Corp.	1,603,900	30,622,531
JX Holdings, Inc.	7,910,900	46,085,980
KDDI Corp.	11,239	82,340,219
Mitsubishi Corp.	1,655,400	34,050,908
Mitsubishi Tanabe Pharma Corp.	2,894,600	50,075,114
Nippon Telegraph & Telephone Corp.	1,691,800	86,793,397
Obic Co. Ltd.	146,690	27,736,791
ORIX Corp.	376,220	32,838,907
Santen Pharmaceutical Co. Ltd.	772,100	28,813,497
Seven & i Holdings Co., Ltd.	1,549,800	41,362,854
Tokio Marine Holdings, Inc.	1,133,100	27,021,642
Tokyo Gas Co. Ltd.	12,171,000	52,418,954
Toray Industries, Inc.	5,015,000	35,698,334
USS Co. Ltd.	354,050	29,272,770
West Japan Railway Co.	1,460,600	61,898,781
TOTAL JAPAN		1,381,548,529
Common Stocks - continued
	Shares	Value
Korea (South) - 0.5%
Samsung Electronics Co. Ltd.	39,799	$ 34,133,606
Mexico - 0.6%
Grupo Modelo SAB de CV Series C	6,452,300	40,927,079
Netherlands - 2.8%
ING Groep NV:
(Certificaten Van Aandelen) (a)	7,009,852	60,440,514
sponsored ADR (a)(d)	2,187,677	18,901,529
Koninklijke KPN NV	2,316,532	30,442,739
Koninklijke Philips Electronics NV	1,471,400	30,634,132
Unilever NV (Certificaten Van Aandelen) (Bearer) unit	1,150,600	39,728,672
TOTAL NETHERLANDS		180,147,586
Norway - 2.9%
Aker Solutions ASA	1,497,323	17,413,547
DnB NOR ASA	4,345,800	50,696,837
Orkla ASA (A Shares) (d)	4,537,600	39,527,552
Telenor ASA	4,401,000	78,572,347
TOTAL NORWAY		186,210,283
Portugal - 0.2%
Energias de Portugal SA	4,767,024	15,074,338
Singapore - 1.9%
Singapore Telecommunications Ltd.	27,344,000	69,109,399
United Overseas Bank Ltd.	4,041,491	54,793,247
TOTAL SINGAPORE		123,902,646
Spain - 2.6%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (d)	9,934,975	89,812,174
Red Electrica Corporacion SA	437,800	21,190,353
Repsol YPF SA	1,744,120	52,859,760
TOTAL SPAIN		163,862,287
Sweden - 0.8%
Tele2 AB (B Shares)	1,101,850	23,255,372
Telefonaktiebolaget LM Ericsson (B Shares)	2,885,973	30,072,331
TOTAL SWEDEN		53,327,703
Switzerland - 7.5%
Nestle SA	2,411,040	139,846,090
Roche Holding AG (participation certificate)	1,096,361	180,779,940
Syngenta AG (Switzerland)	114,360	34,857,822
Transocean Ltd. (United States)	305,818	17,477,499
Common Stocks - continued
	Shares	Value
Switzerland - continued
UBS AG (NY Shares) (a)	3,068,100	$ 38,719,422
Zurich Financial Services AG	323,332	75,089,809
TOTAL SWITZERLAND		486,770,582
United Kingdom - 27.2%
Aegis Group PLC	6,696,572	14,775,654
Aviva PLC	8,389,100	45,775,812
Barclays PLC	23,346,208	72,385,411
BP PLC sponsored ADR	4,343,070	191,876,833
British American Tobacco PLC (United Kingdom)	911,800	41,814,121
British Land Co. PLC	3,034,400	24,912,002
Centrica PLC	6,377,800	30,431,860
Compass Group PLC	3,568,400	32,481,047
GlaxoSmithKline PLC sponsored ADR	5,008,400	224,326,236
HSBC Holdings PLC sponsored ADR	1,173,984	51,256,141
Imperial Tobacco Group PLC	1,837,037	67,181,303
International Power PLC	7,996,335	43,491,525
National Grid PLC	8,183,503	81,375,890
Next PLC	457,600	18,809,919
Prudential PLC	6,790,280	70,150,639
Reed Elsevier PLC	6,479,300	55,694,955
Royal Dutch Shell PLC Class A sponsored ADR (d)	5,316,000	376,957,563
Scottish & Southern Energy PLC	2,668,821	57,684,452
Tesco PLC	5,122,700	33,097,475
Vodafone Group PLC sponsored ADR	8,019,899	223,273,988
TOTAL UNITED KINGDOM		1,757,752,826
TOTAL COMMON STOCKS (Cost $6,127,926,004)		6,324,015,494
Nonconvertible Preferred Stocks - 0.7%

Germany - 0.4%
Volkswagen AG	133,550	23,435,156
Italy - 0.3%
Telecom Italia SpA (Risparmio Shares)	19,319,700	20,278,147
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $44,689,294)		43,713,303
Money Market Funds - 8.3%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	78,017,083	$ 78,017,083
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	458,793,150	458,793,150
TOTAL MONEY MARKET FUNDS (Cost $536,810,233)		536,810,233
TOTAL INVESTMENT PORTFOLIO - 106.9% (Cost $6,709,425,531)		6,904,539,030
NET OTHER ASSETS (LIABILITIES) - (6.9)%		(445,085,308)
NET ASSETS - 100%		$ 6,459,453,722
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 86,610
Fidelity Securities Lending Cash Central Fund	7,084,349
Total	$ 7,170,959
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 1,757,752,826	$ 1,446,250,953	$ 311,501,873	$ -
Japan	1,381,548,529	-	1,381,548,529	-
Germany	674,655,031	612,407,582	62,247,449	-
France	542,064,598	357,081,777	184,982,821	-
Switzerland	486,770,582	451,912,760	34,857,822	-
Australia	402,553,483	-	402,553,483	-
Italy	191,628,654	32,525,242	159,103,412	-
Norway	186,210,283	186,210,283	-	-
Netherlands	180,147,586	49,344,268	130,803,318	-
Other	564,397,225	337,647,121	226,750,104	-
Money Market Funds	536,810,233	536,810,233	-	-
Total Investments in Securities:	$ 6,904,539,030	$ 4,010,190,219	$ 2,894,348,811	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $902,960,621 of which $6,804,041 and $896,156,580 will expire in fiscal 2018 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $441,287,939) - See accompanying schedule: Unaffiliated issuers (cost $6,172,615,298)	$ 6,367,728,797
Fidelity Central Funds (cost $536,810,233)	536,810,233
Total Investments (cost $6,709,425,531)		$ 6,904,539,030
Cash		2,155,482
Foreign currency held at value (cost $348)		348
Receivable for investments sold		78,852,175
Receivable for fund shares sold		11,353,331
Dividends receivable		22,668,726
Distributions receivable from Fidelity Central Funds		77,152
Prepaid expenses		61,584
Other receivables		939,314
Total assets		7,020,647,142

Liabilities
Payable for investments purchased	$ 97,795,381
Payable for fund shares redeemed	317,162
Accrued management fee	3,196,460
Other affiliated payables	896,673
Other payables and accrued expenses	194,594
Collateral on securities loaned, at value	458,793,150
Total liabilities		561,193,420

Net Assets		$ 6,459,453,722
Net Assets consist of:
Paid in capital		$ 7,089,738,039
Undistributed net investment income		149,195,087
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(974,451,115)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		194,971,711
Net Assets		$ 6,459,453,722

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Series International Value: Net Asset Value, offering price and redemption price per share ($4,503,486,735 ÷ 524,009,130 shares)	$ 8.59

Class F: Net Asset Value, offering price and redemption price per share ($1,955,966,987 ÷ 226,859,015 shares)	$ 8.62

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 248,338,815
Interest		3,393
Income from Fidelity Central Funds		7,170,959
Income before foreign taxes withheld		255,513,167
Less foreign taxes withheld		(18,914,053)
Total income		236,599,114

Expenses
Management fee Basic fee	$ 42,074,176
Performance adjustment	(593,294)
Transfer agent fees	9,609,326
Accounting and security lending fees	1,673,919
Custodian fees and expenses	818,732
Independent trustees' compensation	31,737
Registration fees	3,305
Audit	79,911
Legal	16,745
Interest	1,808
Miscellaneous	43,821
Total expenses before reductions	53,760,186
Expense reductions	(1,422,343)	52,337,843
Net investment income (loss)		184,261,271
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(943,510,321)
Foreign currency transactions	(371,977)
Total net realized gain (loss)		(943,882,298)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $972,928)	(137,448,099)
Assets and liabilities in foreign currencies	(519,881)
Total change in net unrealized appreciation (depreciation)		(137,967,980)
Net gain (loss)		(1,081,850,278)
Net increase (decrease) in net assets resulting from operations		$ (897,589,007)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series International Value Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	For the period December 3, 2009 (commencement of operations) to October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 184,261,271	$ 38,040,995
Net realized gain (loss)	(943,882,298)	(15,045,002)
Change in net unrealized appreciation (depreciation)	(137,967,980)	332,939,691
Net increase (decrease) in net assets resulting from operations	(897,589,007)	355,935,684
Distributions to shareholders from net investment income	(69,464,545)	-
Distributions to shareholders from net realized gain	(19,166,449)	-
Total distributions	(88,630,994)	-
Share transactions - net increase (decrease)	2,850,091,917	4,239,646,122
Total increase (decrease) in net assets	1,863,871,916	4,595,581,806

Net Assets
Beginning of period	4,595,581,806	-
End of period (including undistributed net investment income of $149,195,087 and undistributed net investment income of $38,040,995, respectively)	$ 6,459,453,722	$ 4,595,581,806

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series International Value

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.91	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.30	.18
Net realized and unrealized gain (loss)	(1.45)	(.27) G
Total from investment operations	(1.15)	(.09)
Distributions from net investment income	(.13)	-
Distributions from net realized gain	(.04)	-
Total distributions	(.17)	-
Net asset value, end of period	$ 8.59	$ 9.91
Total Return B,C	(11.84)%	(.90)%
Ratios to Average Net Assets E,I
Expenses before reductions	.95%	1.01% A
Expenses net of fee waivers, if any	.95%	1.01% A
Expenses net of all reductions	.93%	.99% A
Net investment income (loss)	3.05%	2.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,503,487	$ 3,865,058
Portfolio turnover rate F	78%	72% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.31	.20
Net realized and unrealized gain (loss)	(1.44)	(.27) G
Total from investment operations	(1.13)	(.07)
Distributions from net investment income	(.14)	-
Distributions from net realized gain	(.04)	-
Total distributions	(.18)	-
Net asset value, end of period	$ 8.62	$ 9.93
Total Return B,C	(11.61)%	(.70)%
Ratios to Average Net Assets E,I
Expenses before reductions	.74%	.78% A
Expenses net of fee waivers, if any	.74%	.78% A
Expenses net of all reductions	.72%	.75% A
Net investment income (loss)	3.26%	2.47% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,955,967	$ 730,524
Portfolio turnover rate F	78%	72% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period December 3, 2009 (commencement of operations) to October 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Fidelity Series Emerging Markets Fund offers Series Emerging Markets shares and Class F shares. Fidelity Series International Growth Fund offers Series International Growth shares and Class F shares. Fidelity Series International Small Cap Fund offers Series International Small Cap shares and Class F shares. Fidelity Series International Value Fund offers Series International Value shares and Class F shares. All classes have equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred and certain class-level expense reductions. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Reports of Independent Registered Public Accounting Firms, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

"Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, each Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Series International Growth Fund, and Fidelity Series International Small Cap Fund are subject to a tax imposed on realized short term capital gains on securities of certain issuers domiciled in India. An estimated deferred tax liability for net unrealized gains on these securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships,1 capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Emerging Markets Fund	$ 5,088,939,573	$ 386,605,171	$ (501,901,065)	$ (115,295,894)
Fidelity Series International Growth Fund	7,070,774,694	689,983,550	(349,387,009)	340,596,541
Fidelity Series International Small Cap Fund	1,594,808,540	165,973,327	(113,924,597)	52,048,730
Fidelity Series International Value Fund	6,780,916,025	461,112,861	(337,489,856)	123,623,005

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity Series Emerging Markets Fund	$ 33,778,339	$ 152,064,089	$ -	$ (115,374,239)
Fidelity Series International Growth Fund	84,911,160	-	(155,978,028)	340,622,181
Fidelity Series International Small Cap Fund	14,131,539	-	(9,938,109)	52,021,273
Fidelity Series International Value Fund	149,195,087	-	(902,960,621)	123,481,217

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Funds' first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

October 31, 2011
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$ 65,102,939	$ 61,559,932	$ 126,662,871
Fidelity Series International Growth Fund	29,959,620	-	29,959,620
Fidelity Series International Small Cap Fund	14,316,862	-	14,316,862
Fidelity Series International Value Fund	88,630,994	-	88,630,994
October 31, 2010
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$ 97,275,785	$ -	$ 97,275,785

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Funds' financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Restricted Securities - continued

prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	6,193,744,773	3,791,737,359
Fidelity Series International Growth Fund	3,920,808,960	1,351,086,230
Fidelity Series International Small Cap Fund	982,831,587	261,241,846
Fidelity Series International Value Fund	7,525,772,641	4,630,736,976

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund is subject to a performance adjustment (up to a maximum ± .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each applicable Fund's relative investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. Each applicable Fund's performance adjustment took effect in December 2010. Subsequent months will be added until the performance period includes 36 months.

For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable, was as follows:

	Individual Rate	Group Rate	Total
Fidelity Series Emerging Markets Fund	.55%	.26%	.81%
Fidelity Series International Growth Fund	.45%	.26%	.74%
Fidelity Series International Small Cap Fund	.60%	.26%	.86%
Fidelity Series International Value Fund	.45%	.26%	.70%

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Fidelity Series Emerging Markets Fund	Amount	% of Average Net Assets
Series Emerging Markets	$ 5,935,004.21
Fidelity Series International Growth Fund
Series International Growth	$ 9,794,786.21
Fidelity Series International Small Cap Fund
Series International Small Cap	$ 2,012,916.21
Fidelity Series International Value Fund
Series International Value	$ 9,609,326.21

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Emerging Markets Fund	$ 4,195
Fidelity Series International Growth Fund	8,675
Fidelity Series International Small Cap Fund	4,277
Fidelity Series International Value Fund	1,854

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Emerging Markets Fund	Borrower	$ 6,917,000.61%		$ 235
Fidelity Series International Value Fund	Borrower	51,653,000.31%		1,808

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Series Emerging Markets Fund	$ 10,891
Fidelity Series International Growth Fund	17,877
Fidelity Series International Small Cap Fund	3,618
Fidelity Series International Value Fund	17,614

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of

Annual Report

8. Security Lending - continued

the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity as of and during the period was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM
Fidelity Series Emerging Markets Fund	$ 1,354,601	$ -
Fidelity Series International Growth Fund	3,601,900	28
Fidelity Series International Small Cap Fund	591,340	75
Fidelity Series International Value Fund	7,084,349	512

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Fidelity Series Emerging Markets Fund	$ 1,982,868	$ -
Fidelity Series International Growth Fund	946,455	-
Fidelity Series International Small Cap Fund	178,132	47
Fidelity Series International Value Fund	1,422,343	-

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010A
Fidelity Series Emerging Markets Fund
From net investment income
Series Emerging Markets	$ 12,963,515	$ 4,872,057
Class F	3,863,477	98,750
Total	$ 16,826,992	$ 4,970,807
From net realized gain
Series Emerging Markets	$ 89,686,359	$ 90,721,075
Class F	20,149,520	1,583,903
Total	$ 109,835,879	$ 92,304,978
Fidelity Series International Growth Fund
From net investment income
Series International Growth	$ 20,001,889	$ -
Class F	5,267,744	-
Total	$ 25,269,633	$ -
From net realized gain
Series International Growth	$ 3,829,643	$ -
Class F	860,344	-
Total	$ 4,689,987	$ -
Fidelity Series International Small Cap Fund
From net investment income
Series International Small Cap	$ 6,519,818	$ -
Class F	1,672,862	-
Total	$ 8,192,680	$ -
From net realized gain
Series International Small Cap	$ 5,000,638	$ -
Class F	1,123,544	-
Total	$ 6,124,182	$ -
Fidelity Series International Value Fund
From net investment income
Series International Value	$ 55,879,024	$ -
Class F	13,585,521	-
Total	$ 69,464,545	$ -
From net realized gain
Series International Value	$ 15,652,284	$ -
Class F	3,514,165	-
Total	$ 19,166,449	$ -

A Distributions for Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund are for the period December 3, 2009 to October 31, 2010.

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010A	2011	2010A
Fidelity Series Emerging Markets Fund
Series Emerging Markets
Shares sold	110,983,487	79,991,131	$ 1,927,221,177	$ 1,291,962,481
Reinvestment of distributions	5,501,065	5,955,958	102,649,874	95,593,132
Shares redeemed	(34,406,501)	(12,830,835)	(605,551,460)	(212,836,681)
Net increase (decrease)	82,078,051	73,116,254	$ 1,424,319,591	$ 1,174,718,932
Class F
Shares sold	70,265,019	23,518,400	$ 1,219,851,930	$ 387,691,188
Reinvestment of distributions	1,285,492	104,773	24,012,997	1,682,653
Shares redeemed	(4,258,591)	(85,069)	(71,872,048)	(1,389,220)
Net increase (decrease)	67,291,920	23,538,104	$ 1,171,992,879	$ 387,984,621
Fidelity Series International Growth Fund
Series International Growth
Shares sold	199,240,913	383,695,719	$ 2,197,620,267	$ 3,683,684,745
Reinvestment of distributions	2,139,059	-	23,831,532	-
Shares redeemed	(89,024,200)	(21,469,620)	(974,623,034)	(207,462,670)
Net increase (decrease)	112,355,772	362,226,099	$ 1,246,828,765	$ 3,476,222,075
Class F
Shares sold	146,529,108	68,259,971	$ 1,611,081,104	$ 663,568,900
Reinvestment of distributions	549,703	-	6,128,088	-
Shares redeemed	(10,293,869)	(49,565)	(110,003,185)	(474,637)
Net increase (decrease)	136,784,942	68,210,406	$ 1,507,206,007	$ 663,094,263

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010A	2011	2010A
Fidelity Series International Small Cap Fund
Series International Small Cap
Shares sold	53,908,450	65,438,695	$ 631,399,700	$ 653,652,045
Reinvestment of distributions	981,018	-	11,520,456	-
Shares redeemed	(17,761,732)	(3,884,942)	(206,339,970)	(39,646,565)
Net increase (decrease)	37,127,736	61,553,753	$ 436,580,186	$ 614,005,480
Class F
Shares sold	33,128,289	11,440,459	$ 386,033,238	$ 116,123,150
Reinvestment of distributions	238,000	-	2,796,406	-
Shares redeemed	(2,098,084)	(17,513)	(23,840,363)	(172,450)
Net increase (decrease)	31,268,205	11,422,946	$ 364,989,281	$ 115,950,700
Fidelity Series International Value Fund
Series International Value
Shares sold	234,577,356	412,641,187	$ 2,316,609,509	$ 3,772,955,102
Reinvestment of distributions	7,268,202	-	71,531,308	-
Shares redeemed	(107,758,811)	(22,718,804)	(1,035,580,685)	(206,545,585)
Net increase (decrease)	134,086,747	389,922,383	$ 1,352,560,132	$ 3,566,409,517
Class F
Shares sold	165,152,487	73,576,238	$ 1,606,189,266	$ 673,595,109
Reinvestment of distributions	1,734,189	-	17,099,686	-
Shares redeemed	(13,565,563)	(38,336)	(125,757,167)	(358,504)
Net increase (decrease)	153,321,113	73,537,902	$ 1,497,531,785	$ 673,236,605

A Share transactions for Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund are for the period December 3, 2009 to October 31, 2010.

Annual Report

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund (the Funds), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2011, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2011

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Series International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Series Class or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Series Emerging Markets	12/12/11	12/09/11	$0.093	$0.519
Class F	12/12/11	12/09/11	$0.124	$0.519
Series International Growth	12/12/11	12/09/11	$0.115	$0.007
Class F	12/12/11	12/09/11	$0.140	$0.007
Series International Small Cap	12/12/11	12/09/11	$0.106	$0.009
Class F	12/12/11	12/09/11	$0.128	$0.009
Series International Value	12/12/11	12/09/11	$0.224	$0.000
Class F	12/12/11	12/09/11	$0.242	$0.000

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders

Fund	December 30, 2010
Series Emerging Markets	0%
Class F	0%
Series International Growth	12%
Class F	12%
Series International Small Cap	0%
Class F	0%
Series International Value	0%
Class F	0%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fund	December 10, 2010	December 30, 2010
Series Emerging Markets	36%	0%
Class F	33%	0%
Series International Growth	100%	100%
Class F	100%	100%
Series International Small Cap	51%	100%
Class F	45%	100%
Series International Value	60%	71%
Class F	55%	71%

Annual Report

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2011, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Fidelity Series Emerging Markets Fund	$152,471,677

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Emerging Markets Fund
Fidelity Series International Growth Fund
Fidelity Series International Small Cap Fund
Fidelity Series International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance (Fidelity Series Emerging Markets Fund). The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2010, the total return of Class F and the retail class of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Series Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F of the fund was in the first quartile for the period shown. The Board also noted that the investment performance of Class F of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Investment Performance (Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund). The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured over, as available, against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because each fund had been in existence less than three calendar years, for each fund the following chart considered by the Board shows, for the one-year period ended December 31, 2010, the total returns of Class F and the retail class of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc (for Fidelity Series International Small Cap Fund, a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. Each of Fidelity Series International Growth Fund's and Fidelity Series International Value Fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series International Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F of the fund was in the second quartile for the period shown. The Board also noted that the investment performance of Class F of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Annual Report

Fidelity Series International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F of the fund was in the third quartile for the period shown. The Board also noted that the investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F of the fund was in the fourth quartile for the period shown. The Board also noted that the investment performance of Class F of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." For Fidelity Series International Small Cap Fund, the Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 19% would mean that 81% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Emerging Markets Fund

Fidelity Series International Growth Fund

Annual Report

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of Fidelity Series International Growth Fund's, Fidelity Series International Small Cap Fund's and Fidelity Series International Value Fund's performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for 2010 represents calculations for performance periods that differ from the period shown in the performance chart above.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of each fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class of each fund ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although each fund is offered only to other funds advised by FMR or an affiliate, it continues to incur investment management expenses. The Board further noted that each fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

FIL Investments (Japan) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

The Northern Trust Company

Chicago, IL

Fidelity Series Emerging Markets Fund

State Street Bank and Trust Company

Quincy, MA

Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund

GSV-S-ANN-1211
1.907943.101

Fidelity®

Diversified International
Fund -

Class K

Annual Report

October 31, 2011

(Fidelity Cover Art)

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class K A	-4.87%	-2.19%	7.06%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Diversified International Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International Fund - Class K on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund: For the year, the fund's Class K shares returned -4.87%, underperforming the -3.97% return of the MSCI® EAFE® (Europe, Australasia, Far East) Index. Fund performance versus the index was held back by security selection in energy, positioning in consumer staples, stock selection in financials and an underweighting in pharmaceuticals. Geographically, performance was curtailed by stock selection in the Asia-Pacific ex Japan region, China and Canada. Individual detractors included U.K.-based Lloyds Banking Group; out-of-benchmark positions in Canadian energy companies Niko Resources and Petrobank Energy & Resources; an underweighting in Swiss drug company Roche Holding, since sold; Danish beer company Carlsberg; and Italy's Fiat Industrial. On the plus side, the fund benefited from an underweighting in the utilities sector, positioning in consumer discretionary and security selection in technology hardware/equipment. Regionally, positioning in continental Europe helped, as did stock picks in Japan. Top contributors included Japan Tobacco, U.K.-listed Royal Dutch Shell, Japanese online retailer Rakuten, a lack of exposure to index component Tokyo Electric Power and an out-of-benchmark stake in technology giant Apple.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Diversified International Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Diversified International	.87%
Actual		$ 1,000.00	$ 836.80	$ 4.03
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43
Class K	.70%
Actual		$ 1,000.00	$ 837.70	$ 3.24
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57
Class F	.64%
Actual		$ 1,000.00	$ 838.00	$ 2.96
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Diversified International Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom	18.1%
Japan	13.4%
Germany	8.6%
United States of America	8.4%
France	7.1%
Canada	5.6%
Switzerland	4.4%
Australia	3.6%
Netherlands	2.7%
Other	28.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom	17.6%
Japan	13.0%
Germany	8.4%
France	6.4%
United States of America	6.2%
Switzerland	5.4%
Canada	5.0%
Australia	3.8%
Spain	3.4%
Other	30.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	98.1
Short-Term Investments and Net Other Assets	3.4	1.9
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	3.0	2.4
BHP Billiton Ltd. sponsored ADR (Australia, Metals & Mining)	2.1	2.0
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.8	1.7
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.7	1.6
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.6	1.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.6	1.2
Nestle SA (Switzerland, Food Products)	1.4	1.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.4	1.1
ORIX Corp. (Japan, Diversified Financial Services)	1.3	1.1
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	1.3	1.3
	17.2
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	15.5	20.5
Consumer Discretionary	16.0	14.8
Energy	11.4	11.3
Materials	10.2	11.2
Consumer Staples	10.1	6.7
Information Technology	9.8	10.3
Industrials	9.1	10.8
Health Care	8.2	6.2
Telecommunication Services	6.2	6.0
Utilities	0.1	0.3

Annual Report

Fidelity Diversified International Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
Australia - 3.6%
BHP Billiton Ltd. sponsored ADR (d)	6,896,500	$ 538,478,720
Fortescue Metals Group Ltd.	5,712,451	28,695,469
Iluka Resources Ltd.	2,245,282	37,330,693
Newcrest Mining Ltd.	7,469,169	263,999,256
Paladin Energy Ltd. (Australia) (a)	401,613	613,372
QBE Insurance Group Ltd.	2,851,820	43,902,034
WorleyParsons Ltd.	503,041	14,602,027
TOTAL AUSTRALIA		927,621,571
Austria - 0.0%
Osterreichische Elektrizitatswirtschafts AG	6,000	174,662
Bailiwick of Guernsey - 1.2%
Amdocs Ltd. (a)	1,849,800	55,530,996
Ashmore Global Opportunities Ltd. (United Kingdom)	767,088	8,512,053
Resolution Ltd.	52,410,500	231,788,056
TOTAL BAILIWICK OF GUERNSEY		295,831,105
Bailiwick of Jersey - 1.9%
Experian PLC	14,652,572	190,988,377
Randgold Resources Ltd. sponsored ADR	855,700	93,759,049
Shire PLC	2,847,600	89,390,276
WPP PLC	11,475,509	118,805,910
TOTAL BAILIWICK OF JERSEY		492,943,612
Belgium - 1.0%
Anheuser-Busch InBev SA NV	4,421,964	245,260,547
Anheuser-Busch InBev SA NV (strip VVPR) (a)	5,339,200	7,389
TOTAL BELGIUM		245,267,936
Bermuda - 1.1%
ARA Asset Management Ltd.	693,000	717,641
Assured Guaranty Ltd.	3,044,700	38,789,478
Cafe de Coral Holdings Ltd.	314,000	708,589
CNPC (Hong Kong) Ltd.	17,870,000	25,031,989
Huabao International Holdings Ltd.	40,906,000	25,985,857
Kosmos Energy Ltd.	1,876,800	29,090,400
Li & Fung Ltd.	47,910,000	92,331,883
Noble Group Ltd.	62,626,000	76,438,883
Pacific Basin Shipping Ltd.	1,535,000	699,915
Vtech Holdings Ltd.	62,200	580,780
TOTAL BERMUDA		290,375,415
Brazil - 2.0%
All America Latina Logistica SA	87,300	434,670
Anhanguera Educacional Participacoes SA	2,049,500	30,136,196
Banco Bradesco SA	111,400	1,621,826
Banco Bradesco SA (PN) sponsored ADR	3,400,000	61,880,000
BM&F Bovespa SA	181,100	1,080,989

	Shares	Value
Droga Raia SA	386,000	$ 5,473,503
Drogasil SA	4,673,900	29,395,598
Estacio Participacoes SA	1,989,165	23,213,875
Fleury SA	46,700	588,781
Hypermarcas SA	96,700	520,328
Itau Unibanco Banco Multiplo SA sponsored ADR	6,775,800	129,553,296
Klabin SA (PN) (non-vtg.)	193,000	710,319
Kroton Educacional SA unit (a)	1,279,200	14,302,725
Multiplus SA	63,000	1,063,941
Qualicorp SA	3,366,000	30,774,633
Souza Cruz Industria Comerico	5,151,200	63,175,094
T4F Entretenimento SA	2,091,900	14,618,449
Telefonica Brasil SA sponsored ADR (a)	2,600,955	75,479,714
Tractebel Energia SA	1,917,200	30,702,888
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	80,000	549,732
Valid Solucoes SA	69,260	830,862
Weg SA	71,000	787,649
Wilson Sons Ltd. unit	57,500	813,679
TOTAL BRAZIL		517,708,747
British Virgin Islands - 0.3%
Arcos Dorados Holdings, Inc.	1,737,100	40,648,140
Camelot Information Systems, Inc. ADR (a)(d)	1,840,603	6,000,366
Mail.ru Group Ltd. GDR (Reg. S)	1,065,100	36,692,695
TOTAL BRITISH VIRGIN ISLANDS		83,341,201
Canada - 5.6%
Agnico-Eagle Mines Ltd. (Canada)	1,250,000	54,220,796
Barrick Gold Corp.	800,000	39,492,401
Canadian Natural Resources Ltd.	5,118,800	180,545,727
Fairfax Financial Holdings Ltd. (sub. vtg.)	170,000	71,057,732
Goldcorp, Inc.	1,859,800	90,485,329
InterOil Corp. (a)(d)	274,600	13,046,246
Ivanhoe Mines Ltd. (a)	3,235,460	66,211,952
Niko Resources Ltd.	2,237,500	123,069,795
Open Text Corp. (a)	1,440,400	88,156,497
Osisko Mining Corp. (a)	2,890,000	34,847,570
Painted Pony Petroleum Ltd. (a)(f)(e)	2,485,600	30,395,209
Painted Pony Petroleum Ltd. Class A (a)(e)	3,643,370	44,553,022
Penn West Petroleum Ltd.	754,400	13,478,321
Petrobank Energy & Resources Ltd.	5,356,000	48,195,135
Petrominerales Ltd.	3,121,175	82,346,293
Potash Corp. of Saskatchewan, Inc. (d)	2,589,500	122,558,670
Silver Wheaton Corp.	669,800	23,127,367
Suncor Energy, Inc.	2,661,700	84,776,019
Talisman Energy, Inc.	6,846,400	97,114,005
Tourmaline Oil Corp. (a)	1,440,000	47,872,398
Tourmaline Oil Corp. (a)(f)	310,100	10,309,188
Common Stocks - continued
	Shares	Value
Canada - continued
Uranium One, Inc.	11,314,400	$ 34,050,459
Valeant Pharmaceuticals International, Inc. (Canada)	700,000	27,639,063
TOTAL CANADA		1,427,549,194
Cayman Islands - 0.7%
Boer Power Holdings Ltd.	2,826,000	1,037,408
China Automation Group Ltd.	5,475,000	1,900,663
China Lodging Group Ltd. ADR (a)	50,100	778,053
China ZhengTong Auto Services Holdings Ltd.	24,761,500	26,812,069
Geely Automobile Holdings Ltd.	34,550,000	8,833,647
Hengan International Group Co. Ltd.	9,258,000	80,251,579
HiSoft Technology International Ltd. ADR (a)(d)	1,726,400	21,372,832
Hutchison China Meditech Ltd. (a)	124,800	597,092
Mindray Medical International Ltd. sponsored ADR (d)	48,000	1,310,400
Minth Group Ltd.	8,036,000	8,337,881
NVC Lighting Holdings Ltd.	41,380,000	17,966,892
Samson Holding Ltd.	6,041,000	617,660
Sands China Ltd. (a)	4,816,800	14,475,389
SITC International Holdings Co. Ltd.	2,881,000	744,165
Xingda International Holdings Ltd.	1,472,000	843,327
Xueda Education Group sponsored ADR	177,700	589,964
TOTAL CAYMAN ISLANDS		186,469,021
Chile - 0.0%
Compania Cervecerias Unidas SA sponsored ADR	23,000	1,317,440
Embotelladora Andina SA sponsored ADR	40,000	1,140,000
Empresa Nacional de Telecomunicaciones SA (ENTEL)	48,876	967,644
Inversiones Aguas Metropolitanas SA	871,222	1,369,203
Isapre CruzBlanca SA (a)	868,719	824,481
Quinenco SA	363,717	1,028,162
Sonda SA	228,248	557,168
TOTAL CHILE		7,204,098
China - 1.0%
Baidu.com, Inc. sponsored ADR (a)(d)	1,375,500	192,817,590
Changsha Zoomlion Heavy Industry Science & Technology Development Co. Ltd. (H Shares)	25,167,480	36,411,889
China Bluechemical Ltd. (H shares)	938,000	735,046
China Communications Services Corp. Ltd. (H Shares)	2,208,000	1,018,299
China Construction Bank Corp. (H Shares)	1,408,000	1,034,507
Comba Telecom Systems Holdings Ltd.	865,500	730,793

	Shares	Value
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	20,692,000	$ 21,505,759
SINA Corp. (a)(d)	150,000	12,193,500
TOTAL CHINA		266,447,383
Colombia - 0.0%
Ecopetrol SA ADR	18,000	765,720
Curacao - 0.6%
Schlumberger Ltd.	2,104,800	154,639,656
Denmark - 2.6%
Carlsberg A/S Series B	1,542,600	105,006,110
Novo Nordisk A/S Series B	4,408,339	468,091,658
William Demant Holding A/S (a)	1,096,698	87,503,314
TOTAL DENMARK		660,601,082
Egypt - 0.0%
Commercial International Bank Ltd.	134,400	598,985
JUHAYNA Food Industries (a)	682,600	558,111
TOTAL EGYPT		1,157,096
Finland - 0.1%
Nokian Tyres PLC	439,253	16,139,273
France - 7.1%
Alstom SA	3,024,896	113,444,762
Arkema SA	345,300	23,623,042
Atos Origin SA	365,000	17,689,425
AXA SA	5,053,600	82,315,579
BNP Paribas SA	4,498,836	204,522,102
Bureau Veritas SA	493,400	38,387,930
Danone	2,707,950	188,500,861
Dassault Aviation SA (d)	36,265	34,930,245
Essilor International SA	1,754,728	127,246,488
JC Decaux SA (a)	990,200	26,536,591
LVMH Moet Hennessy - Louis Vuitton	1,827,964	304,198,757
PPR SA	2,051,100	320,468,603
Publicis Groupe SA	1,225,000	59,394,047
Sanofi-aventis	3,684,720	263,639,409
TOTAL FRANCE		1,804,897,841
Germany - 7.1%
adidas AG	1,561,780	110,574,530
Allianz AG	827,462	92,995,574
BASF AG	2,293,559	168,828,055
Bayer AG	1,939,962	124,288,808
Bayerische Motoren Werke AG (BMW)	570,895	46,661,038
Deutsche Boerse AG	961,100	53,202,652
ElringKlinger AG	777,428	21,549,929
Fresenius Medical Care AG & Co. KGaA	2,737,800	199,465,891
Fresenius SE	2,037,100	201,033,066
GFK AG	1,496,500	69,171,612
Infineon Technologies AG	2,825,300	25,527,951
Kabel Deutschland Holding AG (a)	917,600	52,394,698
Linde AG	1,228,429	195,417,632
Common Stocks - continued
	Shares	Value
Germany - continued
SAP AG	2,904,790	$ 175,672,049
Siemens AG sponsored ADR (d)	2,686,500	282,001,905
TOTAL GERMANY		1,818,785,390
Hong Kong - 1.1%
AIA Group Ltd.	27,220,800	83,234,101
China Everbright Ltd.	470,000	696,819
China Insurance International Holdings Co. Ltd. (a)	314,800	682,663
China Mobile (Hong Kong) Ltd. sponsored ADR	1,335,275	63,505,679
China Resources Enterprise Ltd.	3,626,000	13,242,327
Henderson Land Development Co. Ltd.	9,664,155	52,824,551
Hopewell Holdings Ltd.	367,500	954,394
Swire Pacific Ltd. (A Shares)	4,577,000	52,889,821
Television Broadcasts Ltd.	184,000	1,060,283
TOTAL HONG KONG		269,090,638
India - 2.2%
Axis Bank Ltd.	1,472,751	34,807,954
Bajaj Auto Ltd.	793,148	28,053,344
Bharti Airtel Ltd.	9,007,984	72,142,424
Cipla Ltd.	152,766	923,047
CMC Ltd.	50,598	839,811
Cummins India Ltd.	598,043	4,879,115
Deccan Chronicle Holdings Ltd. (a)	502,904	531,886
Dr. Reddy's Laboratories Ltd.	164,145	5,561,788
HDFC Bank Ltd.	12,995,695	129,605,356
Housing Development Finance Corp. Ltd.	6,539,994	92,036,217
India Cements Ltd.	419,168	687,050
Indian Bank	129,270	572,409
Infrastructure Development Finance Co. Ltd.	11,744,307	31,706,496
ITC Ltd.	5,213,498	22,739,475
Jyothy Laboratories Ltd.	196,188	574,273
Lupin Ltd.	513,210	4,938,001
Mahindra & Mahindra Financial Services Ltd.	2,226,876	30,619,486
Max India Ltd. (a)	159,846	618,828
Piramal Healthcare Ltd.	82,278	606,698
Punjab National Bank	47,106	959,620
Redington India Ltd.	285,486	555,235
Shriram Transport Finance Co. Ltd.	2,327,613	29,139,567
State Bank of India	1,273,075	49,517,031
Tulip Telecom Ltd.	216,760	667,397
Wipro Ltd.	1,388,041	10,415,154
TOTAL INDIA		553,697,662
Ireland - 0.5%
Accenture PLC Class A	842,000	50,738,920

	Shares	Value
CRH PLC	2,294,300	$ 41,420,472
Elan Corp. PLC sponsored ADR (a)	2,547,800	30,548,122
TOTAL IRELAND		122,707,514
Italy - 1.8%
ENI SpA	914,500	20,216,952
Fiat Industrial SpA (a)	22,427,792	195,693,464
Prada SpA	7,151,000	35,350,634
Saipem SpA	4,438,007	198,992,956
TOTAL ITALY		450,254,006
Japan - 13.4%
ABC-Mart, Inc.	1,300,200	50,924,779
Aozora Bank Ltd.	15,351,000	38,812,684
Calbee, Inc. (d)	1,161,000	52,932,917
Denso Corp.	1,928,200	59,306,047
Dentsu, Inc.	2,233,900	67,271,842
Don Quijote Co. Ltd.	1,603,200	58,734,504
Fanuc Corp.	849,100	137,308,760
Hitachi Ltd.	46,637,000	249,926,411
Honda Motor Co. Ltd.	7,721,500	230,931,326
Hoya Corp.	2,535,400	55,397,394
Itochu Corp.	13,063,600	129,221,379
Japan Retail Fund Investment Corp.	3,741	5,791,709
Japan Tobacco, Inc.	64,874	324,292,254
JSR Corp.	3,621,700	69,147,467
KDDI Corp.	27,429	200,952,920
Keyence Corp.	661,100	168,080,270
Mitsubishi Corp.	3,128,000	64,341,694
Mitsubishi UFJ Financial Group, Inc.	18,434,600	80,125,863
Mitsui & Co. Ltd.	3,506,800	51,186,625
Nitori Holdings Co. Ltd.	468,050	44,768,217
NTT DoCoMo, Inc.	63,713	113,171,495
ORIX Corp.	3,924,320	342,539,945
OSAKA Titanium technologies Co. Ltd.	120,200	6,621,404
Rakuten, Inc.	232,855	255,296,560
Seven & i Holdings Co., Ltd.	4,070,900	108,648,886
Shimadzu Corp.	1,668,000	14,201,899
SHIMANO, Inc.	1,088,100	53,791,901
SMC Corp.	814,700	126,736,052
SOFTBANK CORP.	4,765,000	154,670,897
Sumitomo Mitsui Financial Group, Inc.	970,800	27,138,812
Yahoo! Japan Corp.	268,168	86,135,853
TOTAL JAPAN		3,428,408,766
Korea (South) - 2.1%
Amorepacific Corp.	90,308	101,831,595
BS Financial Group, Inc. (a)	84,020	921,277
Korea Plant Service & Engineering Co. Ltd.	23,570	643,352
LG Corp.	22,235	1,296,413
LG Household & Health Care Ltd.	59,158	26,618,232
MegaStudy Co. Ltd.	5,266	580,249
Common Stocks - continued
	Shares	Value
Korea (South) - continued
NHN Corp. (a)	518,772	$ 107,822,858
Orion Corp.	134,404	71,836,677
S1 Corp.	20,993	1,088,469
Samchully Co. Ltd.	8,166	701,699
Samsung Electronics Co. Ltd.	199,807	171,364,442
Shinhan Financial Group Co. Ltd.	1,389,720	55,155,939
Shinsegae Co. Ltd.	2,714	680,024
Sindoh Co. Ltd.	11,340	505,997
TOTAL KOREA (SOUTH)		541,047,223
Luxembourg - 0.3%
Brait SA	322,500	772,085
Millicom International Cellular SA (depositary receipt)	6,700	738,387
Samsonite International SA	26,313,700	42,814,701
Ternium SA sponsored ADR	1,411,261	34,632,345
TOTAL LUXEMBOURG		78,957,518
Malaysia - 0.0%
Parkson Holdings Bhd	563,574	1,023,070
Mexico - 0.8%
America Movil SAB de CV Series L sponsored ADR	3,033,400	77,109,028
Grupo Televisa SA de CV (CPO) sponsored ADR	2,180,600	46,512,198
Urbi, Desarrollos Urbanos, SA de CV (a)	422,300	536,746
Wal-Mart de Mexico SA de CV Series V	34,518,200	89,171,013
TOTAL MEXICO		213,328,985
Netherlands - 2.7%
AEGON NV (a)	27,466,400	131,004,746
ASML Holding NV (Netherlands)	1,332,700	55,913,481
Gemalto NV	1,476,891	67,386,376
ING Groep NV sponsored ADR (a)(d)	19,501,500	168,492,960
Koninklijke KPN NV	10,983,331	144,337,603
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	4,051,300	84,469,605
Unilever NV (Certificaten Van Aandelen) (Bearer) unit	767,500	26,500,744
Yandex NV	450,000	12,384,000
TOTAL NETHERLANDS		690,489,515
Norway - 1.5%
DnB NOR ASA	9,071,909	105,830,248
Storebrand ASA (A Shares)	4,980,000	30,706,840
Telenor ASA	14,310,000	255,480,638
TOTAL NORWAY		392,017,726
Papua New Guinea - 0.0%
Oil Search Ltd.	140,611	959,368
Philippines - 0.0%
Banco de Oro Universal Bank	677,000	893,986

	Shares	Value
Manila Water Co., Inc.	2,331,300	$ 1,060,800
Universal Robina Corp.	899,000	991,040
TOTAL PHILIPPINES		2,945,826
Poland - 0.0%
Eurocash SA	98,400	788,957
Kruk SA (a)	53,000	706,578
Warsaw Stock Exchange	44,200	624,003
TOTAL POLAND		2,119,538
Qatar - 0.2%
Commercial Bank of Qatar GDR (Reg. S)	9,940,628	45,591,071
Russia - 0.4%
Sberbank of Russia	20,189,400	54,784,535
Uralkali JSC GDR (Reg. S)	939,700	40,782,980
TOTAL RUSSIA		95,567,515
Singapore - 0.0%
Global Logistic Properties Ltd.	523,000	727,928
South Africa - 0.7%
African Bank Investments Ltd.	146,200	634,443
AngloGold Ashanti Ltd.	35,900	1,622,469
AngloGold Ashanti Ltd. sponsored ADR	1,750,000	79,117,500
Aveng Ltd.	120,300	562,369
Foschini Ltd.	1,702,800	21,485,880
JSE Ltd.	74,600	660,621
Nampak Ltd.	191,000	524,653
Naspers Ltd. Class N	860,200	41,186,371
Sasol Ltd.	23,900	1,074,739
Shoprite Holdings Ltd.	1,956,200	28,668,979
Tiger Brands Ltd.	408,600	11,775,123
TOTAL SOUTH AFRICA		187,313,147
Spain - 2.6%
Banco Bilbao Vizcaya Argentaria SA	7,048,840	63,448,157
Banco Santander SA (Spain) sponsored ADR (d)	13,562,300	116,093,288
Grifols SA ADR (a)	9,784,300	62,717,363
Inditex SA (d)	3,264,772	297,111,439
Prosegur Compania de Seguridad SA (Reg.)	1,822,600	90,928,776
Repsol YPF SA	1,000,369	30,318,594
TOTAL SPAIN		660,617,617
Sweden - 0.4%
H&M Hennes & Mauritz AB (B Shares)	1,292,285	42,795,029
Swedbank AB (A Shares)	4,284,600	60,363,140
TOTAL SWEDEN		103,158,169
Switzerland - 4.4%
Clariant AG (Reg.) (a)	4,713,347	51,535,029
Kuehne & Nagel International AG	1,486,880	185,192,848
Nestle SA	6,034,542	350,017,877
Noble Corp.	742,700	26,692,638
Partners Group Holding	49,390	9,258,339
Common Stocks - continued
	Shares	Value
Switzerland - continued
Schindler Holding AG (Reg.)	1,278,570	$ 150,505,705
Transocean Ltd. (United States)	1,650,300	94,314,645
UBS AG (a)	12,243,801	154,783,795
Zurich Financial Services AG	410,659	95,370,411
TOTAL SWITZERLAND		1,117,671,287
Taiwan - 1.0%
Chroma ATE, Inc.	295,200	588,987
CTCI Corp.	544,000	692,166
Giant Manufacturing Co. Ltd.	195,000	754,567
HTC Corp.	4,228,000	95,018,182
Motech Industries, Inc.	381,000	715,692
Pacific Hospital Supply Co. Ltd.	219,064	716,843
Powertech Technology, Inc.	288,600	702,614
SIMPLO Technology Co. Ltd.	89,200	524,868
St. Shine Optical Co. Ltd.	53,000	665,803
Ta Chong Bank (a)	3,076,000	885,512
Taiwan Fertilizer Co. Ltd.	3,810,000	9,820,065
Taiwan Semiconductor Manufacturing Co. Ltd.	612,000	1,491,368
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	10,407,200	131,338,864
Unified-President Enterprises Corp.	7,865,200	10,815,919
TOTAL TAIWAN		254,731,450
Thailand - 0.0%
Banpu PCL (For. Reg.)	25,400	515,630
Charoen Pokphand Foods PCL (For. Reg.)	653,400	636,326
PTT PCL (For. Reg.)	93,000	916,177
TOTAL THAILAND		2,068,133
United Arab Emirates - 0.0%
Dubai Financial Market PJSC (a)	2,045,195	573,523
United Kingdom - 18.1%
3Legs Resources PLC	6,373,700	13,837,749
Anglo American PLC (United Kingdom)	3,427,600	126,423,827
BG Group PLC	11,701,879	255,279,216
British American Tobacco PLC:
(United Kingdom)	85,000	3,898,004
sponsored ADR	1,797,900	165,856,275
Burberry Group PLC	6,074,500	131,002,436
Capita Group PLC	7,638,800	89,248,477
Carphone Warehouse Group PLC	16,014,300	90,397,232
Compass Group PLC	150,000	1,365,362
Filtrona PLC	1,190,508	7,602,777
GlaxoSmithKline PLC	18,595,500	417,404,751
HSBC Holdings PLC sponsored ADR	9,939,900	433,976,034
Imperial Tobacco Group PLC	2,149,970	78,625,409
Inchcape PLC	17,114,619	89,809,932

	Shares	Value
ITV PLC	62,863,890	$ 64,753,082
Lloyds Banking Group PLC (a)	229,626,800	118,767,489
Misys PLC	13,125,310	61,593,504
National Grid PLC	308,000	3,062,719
Next PLC	3,224,800	132,557,312
Ocado Group PLC (a)(d)	9,816,418	14,784,304
Pan African Resources PLC	3,344,300	699,179
Pearson PLC	10,425,200	191,555,485
Pz Cussons PLC Class L	1,957,500	11,584,829
QinetiQ Group PLC	12,165,700	22,851,778
Reckitt Benckiser Group PLC	6,620,100	340,473,304
Rockhopper Exploration PLC (a)	201,600	693,816
Rolls-Royce Group PLC	18,758,100	211,921,603
Rolls-Royce Group PLC Class C	1,294,308,900	2,081,508
Royal Dutch Shell PLC:
Class A (United Kingdom)	198,500	7,033,114
Class A sponsored ADR	4,900,000	347,459,000
Class B sponsored ADR	10,527,400	755,867,323
Standard Chartered PLC (United Kingdom)	105,587	2,477,455
SuperGroup PLC (a)(d)	1,516,200	15,215,322
Vodafone Group PLC sponsored ADR	14,974,100	416,878,944
TOTAL UNITED KINGDOM		4,627,038,551
United States of America - 5.0%
Anadarko Petroleum Corp.	10,800	847,800
Apple, Inc. (a)	654,300	264,847,554
CF Industries Holdings, Inc.	470,800	76,396,716
Citigroup, Inc.	5,105,150	161,271,689
Cognizant Technology Solutions Corp. Class A (a)	658,900	47,934,975
Facebook, Inc. Class B (g)	1,288,142	32,203,550
Green Mountain Coffee Roasters, Inc. (a)	280,100	18,212,102
Intuit, Inc.	321,900	17,276,373
Nabors Industries Ltd. (a)	1,587,600	29,100,708
Newmont Mining Corp.	1,000,000	66,830,000
Noble Energy, Inc.	782,728	69,928,920
Polycom, Inc. (a)	2,900,000	47,937,000
PriceSmart, Inc.	43,700	3,322,948
SanDisk Corp. (a)	2,032,400	102,981,708
Schweitzer-Mauduit International, Inc. (e)	1,608,255	113,092,492
The Mosaic Co.	1,132,300	66,307,488
Unisys Corp. (a)	1,537,730	39,965,603
Virgin Media, Inc.	917,500	22,368,650
Wells Fargo & Co.	4,129,500	106,995,345
TOTAL UNITED STATES OF AMERICA		1,287,821,621
TOTAL COMMON STOCKS (Cost $21,875,227,771)		24,327,847,370
Nonconvertible Preferred Stocks - 1.5%
	Shares	Value
Germany - 1.5%
ProSiebenSat.1 Media AG	3,507,000	$ 75,226,728
Volkswagen AG	1,736,326	304,687,918
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $221,929,530)		379,914,646
Master Notes - 0.0%
Principal Amount
Canada - 0.0%
OZ Optics Ltd. 5% 11/5/14 (g) (Cost $276,258)	$ 270,994	270,994
Money Market Funds - 6.3%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	725,272,617	725,272,617
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	886,536,637	886,536,637
TOTAL MONEY MARKET FUNDS (Cost $1,611,809,254)		1,611,809,254
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $23,709,242,813)	26,319,842,264
NET OTHER ASSETS (LIABILITIES) - (2.9)%	(747,943,275)
NET ASSETS - 100%	$ 25,571,898,989
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $40,704,397 or 0.2% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $32,474,544 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11	$ 32,203,550
OZ Optics Ltd. 5% 11/5/14	11/5/10	$ 276,258
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,220,251
Fidelity Securities Lending Cash Central Fund	20,356,167
Total	$ 21,576,418
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ashmore Global Opportunities Ltd. (United States)	$ -	$ 9,748,350	$ -	$ 240,285	$ -
Painted Pony Petroleum Ltd.	9,544,006	11,945,802	-	-	30,395,209
Painted Pony Petroleum Ltd. Class A	21,509,462	5,212,327	-	-	44,553,022
Petrobank Energy & Resources Ltd.	223,863,859	-	1,729,615	108,873,999	-
Schweitzer-Mauduit International, Inc.	83,300,121	17,267,467	-	907,782	113,092,492
Total	$ 338,217,448	$ 44,173,946	$ 1,729,615	$ 110,022,066	$ 188,040,723
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 4,627,038,551	$ 3,885,316,989	$ 741,721,562	$ -
Japan	3,428,408,766	-	3,428,408,766	-
Germany	2,198,700,036	1,823,562,096	375,137,940	-
France	1,804,897,841	1,541,258,432	263,639,409	-
Canada	1,427,549,194	1,427,549,194	-	-
United States of America	1,287,821,621	1,255,618,071	-	32,203,550
Switzerland	1,117,671,287	962,887,492	154,783,795	-
Australia	927,621,571	538,478,720	389,142,851	-
Netherlands	690,489,515	477,070,544	213,418,971	-
Other	7,197,563,634	4,195,813,680	3,001,749,954	-
Master Notes	270,994	-	-	270,994
Money Market Funds	1,611,809,254	1,611,809,254	-	-
Total Investments in Securities:	$ 26,319,842,264	$ 17,719,364,472	$ 8,568,003,248	$ 32,474,544
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 451,860
Total Realized Gain (Loss)	(1,057,894)
Total Unrealized Gain (Loss)	1,048,395
Cost of Purchases	32,666,617
Proceeds of Sales	(632,318)
Amortization/Accretion	(2,116)
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 32,474,544
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (5,264)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $3,286,171,990 of which $2,666,600,138 and $619,571,852 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011
Assets
Investment in securities, at value (including securities loaned of $813,313,897) - See accompanying schedule: Unaffiliated issuers (cost $21,967,898,714)	$ 24,519,992,287
Fidelity Central Funds (cost $1,611,809,254)	1,611,809,254
Other affiliated issuers (cost $129,534,845)	188,040,723
Total Investments (cost $23,709,242,813)		$ 26,319,842,264
Foreign currency held at value (cost $251,333)		251,333
Receivable for investments sold		234,571,947
Receivable for fund shares sold		74,623,129
Dividends receivable		62,708,309
Interest receivable		17,819
Distributions receivable from Fidelity Central Funds		360,288
Prepaid expenses		98,276
Other receivables		2,945,967
Total assets		26,695,419,332
Liabilities
Payable for investments purchased	$ 100,359,104
Payable for fund shares redeemed	117,607,449
Accrued management fee	13,820,459
Other affiliated payables	3,926,570
Other payables and accrued expenses	1,270,124
Collateral on securities loaned, at value	886,536,637
Total liabilities		1,123,520,343
Net Assets		$ 25,571,898,989
Net Assets consist of:
Paid in capital		$ 25,969,888,803
Undistributed net investment income		418,909,977
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,430,253,408)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,613,353,617
Net Assets		$ 25,571,898,989
Diversified International: Net Asset Value, offering price and redemption price per share ($17,285,369,497 ÷ 628,706,658 shares)		$ 27.49

Class K: Net Asset Value, offering price and redemption price per share ($8,115,192,236 ÷ 295,039,055 shares)		$ 27.51

Class F: Net Asset Value, offering price and redemption price per share ($171,337,256 ÷ 6,228,258 shares)		$ 27.51

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends (including $1,148,067 earned from other affiliated issuers)		$ 775,256,545
Special dividends (earned from other affiliated issuers)		108,873,999
Interest		21,709
Income from Fidelity Central Funds		21,576,418
Income before foreign taxes withheld		905,728,671
Less foreign taxes withheld		(61,260,298)
Total income		844,468,373

Expenses
Management fee Basic fee	$ 225,204,522
Performance adjustment	(17,677,656)
Transfer agent fees	55,414,460
Accounting and security lending fees	2,636,921
Custodian fees and expenses	4,452,390
Independent trustees' compensation	179,973
Depreciation in deferred trustee compensation account	(24)
Registration fees	241,072
Audit	217,935
Legal	139,565
Miscellaneous	378,639
Total expenses before reductions	271,187,797
Expense reductions	(8,678,523)	262,509,274
Net investment income (loss)		581,959,099
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,889,598,151
Other affiliated issuers	(2,483,501)
Foreign currency transactions	(5,612,204)
Total net realized gain (loss)		1,881,502,446
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $3,985,288)	(3,644,214,790)
Assets and liabilities in foreign currencies	(2,069,131)
Total change in net unrealized appreciation (depreciation)		(3,646,283,921)
Net gain (loss)		(1,764,781,475)
Net increase (decrease) in net assets resulting from operations		$ (1,182,822,376)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 581,959,099	$ 486,439,991
Net realized gain (loss)	1,881,502,446	(561,752,757)
Change in net unrealized appreciation (depreciation)	(3,646,283,921)	3,614,151,999
Net increase (decrease) in net assets resulting from operations	(1,182,822,376)	3,538,839,233
Distributions to shareholders from net investment income	(554,171,382)	(474,506,693)
Distributions to shareholders from net realized gain	(93,780,346)	-
Total distributions	(647,951,728)	(474,506,693)
Share transactions - net increase (decrease)	(7,417,526,738)	(3,995,252,806)
Redemption fees	964,713	822,251
Total increase (decrease) in net assets	(9,247,336,129)	(930,098,015)

Net Assets
Beginning of period	34,819,235,118	35,749,333,133
End of period (including undistributed net investment income of $418,909,977 and undistributed net investment income of $424,022,673, respectively)	$ 25,571,898,989	$ 34,819,235,118

Financial Highlights - Diversified International

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 29.49	$ 26.86	$ 21.96	$ 45.41	$ 37.58
Income from Investment Operations
Net investment income (loss) B	.53 E	.37	.35	.55	.47
Net realized and unrealized gain (loss)	(1.99)	2.61	4.86	(20.96)	10.23
Total from investment operations	(1.46)	2.98	5.21	(20.41)	10.70
Distributions from net investment income	(.46)	(.35)	(.31)	(.47)	(.36)
Distributions from net realized gain	(.08)	-	-	(2.57)	(2.51)
Total distributions	(.54)	(.35)	(.31)	(3.04)	(2.87)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 27.49	$ 29.49	$ 26.86	$ 21.96	$ 45.41
Total Return A	(5.07)%	11.15%	24.32%	(48.04)%	30.37%
Ratios to Average Net Assets C,F
Expenses before reductions	.90%	.98%	1.01%	1.04%	.93%
Expenses net of fee waivers, if any	.89%	.98%	1.01%	1.04%	.93%
Expenses net of all reductions	.87%	.96%	.99%	1.02%	.91%
Net investment income (loss)	1.78% E	1.34%	1.58%	1.53%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,285,369	$ 26,527,229	$ 30,998,270	$ 28,274,961	$ 59,929,942
Portfolio turnover rate D	45%	57%	54%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.44%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 29.51	$ 26.89	$ 21.98	$ 38.39
Income from Investment Operations
Net investment income (loss) D	.58 G	.42	.42	.16
Net realized and unrealized gain (loss)	(1.97)	2.61	4.85	(16.57)
Total from investment operations	(1.39)	3.03	5.27	(16.41)
Distributions from net investment income	(.53)	(.41)	(.36)	-
Distributions from net realized gain	(.08)	-	-	-
Total distributions	(.61)	(.41)	(.36)	-
Redemption fees added to paid in capital D,J	-	-	-	-
Net asset value, end of period	$ 27.51	$ 29.51	$ 26.89	$ 21.98
Total Return B,C	(4.87)%	11.33%	24.64%	(42.75)%
Ratios to Average Net Assets E,I
Expenses before reductions	.73%	.79%	.77%	.88% A
Expenses net of fee waivers, if any	.72%	.79%	.77%	.88% A
Expenses net of all reductions	.70%	.77%	.76%	.87% A
Net investment income (loss)	1.95% G	1.54%	1.81%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,115,192	$ 7,697,405	$ 4,713,909	$ 932,275
Portfolio turnover rate F	45%	57%	54%	49%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.61%.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class F

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 29.52	$ 26.89	$ 23.29
Income from Investment Operations
Net investment income (loss) D	.61 G	.43	(.02)
Net realized and unrealized gain (loss)	(2.00)	2.62	3.62
Total from investment operations	(1.39)	3.05	3.60
Distributions from net investment income	(.54)	(.42)	-
Distributions from net realized gain	(.08)	-	-
Total distributions	(.62)	(.42)	-
Redemption fees added to paid in capital D,J	-	-	-
Net asset value, end of period	$ 27.51	$ 29.52	$ 26.89
Total Return B,C	(4.86)%	11.41%	15.46%
Ratios to Average Net Assets E,I
Expenses before reductions	.68%	.73%	.71% A
Expenses net of fee waivers, if any	.67%	.73%	.71% A
Expenses net of all reductions	.65%	.72%	.70% A
Net investment income (loss)	2.00% G	1.59%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 171,337	$ 594,602	$ 37,155
Portfolio turnover rate F	45%	57%	54%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.66%.

H For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International, Class K and Class F shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For master notes, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,524,622,015
Gross unrealized depreciation	(2,058,103,983)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,466,518,032

Tax Cost	$ 23,853,324,232

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 419,615,619
Capital Loss Carryfoward	$ (3,286,171,990)
Net unrealized appreciation (depreciation)	$ 2,469,263,889

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 647,951,728	$ 474,506,693

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,875,962,686 and $20,794,928,294, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Diversified International	$ 51,100,072.22
Class K	4,314,388.05
	$ 55,414,460

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $89,950 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $100,888 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,510,818. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $20,356,167, including $10,704 from securities loaned to FCM.

Annual Report

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $2,833,493.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,844,480 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $550.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Diversified International	$ 404,459,076	$ 398,456,259
Class K	139,574,930	74,880,028
Class F	10,137,376	1,170,406
Total	$ 554,171,382	$ 474,506,693
From net realized gain
Diversified International	$ 71,011,904	$ -
Class K	21,272,351	-
Class F	1,496,091	-
Total	$ 93,780,346	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Diversified International
Shares sold	95,789,996	179,662,935	$ 2,861,192,033	$ 4,893,668,837
Reinvestment of distributions	15,446,133	13,627,007	459,413,511	384,281,814
Shares redeemed	(382,099,741)	(447,584,331)	(11,334,070,882)	(12,092,134,122)
Net increase (decrease)	(270,863,612)	(254,294,389)	$ (8,013,465,338)	$ (6,814,183,471)
Class K
Shares sold	125,231,374	151,794,829	$ 3,707,928,503	$ 4,125,917,772
Reinvestment of distributions	5,413,899	2,657,205	160,847,281	74,880,028
Shares redeemed	(96,416,162)	(68,937,812)	(2,871,502,023)	(1,889,669,527)
Net increase (decrease)	34,229,111	85,514,222	$ 997,273,761	$ 2,311,128,273
Class F
Shares sold	13,012,404	24,587,499	$ 389,423,461	$ 664,182,809
Reinvestment of distributions	391,673	41,548	11,633,466	1,170,406
Shares redeemed	(27,320,491)	(5,866,038)	(802,392,088)	(157,550,823)
Net increase (decrease)	(13,916,414)	18,763,009	$ (401,335,161)	$ 507,802,392

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class K designates 88% and 100% of the dividends distributed on December 3, 2010 and December 30, 2010, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class K	12/06/2010	0.421	0.0414
Class K	12/31/2010	0.072	0.000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class F and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class F and the retail class show the performance of the highest and lowest performing classes, respectively (based on one-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the third quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)Fidelity Workplace Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer graphic)Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors
FIL Investment Advisors (UK) Limited
FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Logo)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

DIF-K-UANN-1211
1.863004.103

Fidelity®

Diversified International
Fund -

Class F

Annual Report

October 31, 2011

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class F A	-4.86%	-2.22%	7.04%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009, are those of Fidelity® Diversified International Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International Fund - Class F on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from William Bower, Portfolio Manager of Fidelity® Diversified International Fund: For the year, the fund's Class F shares returned -4.86%, underperforming the -3.97% return of the MSCI® EAFE® (Europe, Australasia, Far East) Index. Fund performance versus the index was held back by security selection in energy, positioning in consumer staples, stock selection in financials and an underweighting in pharmaceuticals. Geographically, fund performance was curtailed by stock selection in the Asia-Pacific ex Japan region, China and Canada. Individual detractors included U.K.-based Lloyds Banking Group; out-of-benchmark positions in Canadian energy companies Niko Resources and Petrobank Energy & Resources; an underweighting in Swiss drug company Roche Holding, since sold; Danish beer company Carlsberg; and Italy's Fiat Industrial. On the plus side, the fund benefited from an underweighting in the utilities sector, positioning in consumer discretionary and security selection in technology hardware/equipment. Regionally, positioning in continental Europe helped, as did stock picks in Japan. Top contributors included Japan Tobacco, U.K.-listed Royal Dutch Shell, Japanese online retailer Rakuten, a lack of exposure to index component Tokyo Electric Power and an out-of-benchmark stake in technology giant Apple.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Diversified International Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Diversified International	.87%
Actual		$ 1,000.00	$ 836.80	$ 4.03
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43
Class K	.70%
Actual		$ 1,000.00	$ 837.70	$ 3.24
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57
Class F	.64%
Actual		$ 1,000.00	$ 838.00	$ 2.96
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Diversified International Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom	18.1%
Japan	13.4%
Germany	8.6%
United States of America	8.4%
France	7.1%
Canada	5.6%
Switzerland	4.4%
Australia	3.6%
Netherlands	2.7%
Other	28.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom	17.6%
Japan	13.0%
Germany	8.4%
France	6.4%
United States of America	6.2%
Switzerland	5.4%
Canada	5.0%
Australia	3.8%
Spain	3.4%
Other	30.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	98.1
Short-Term Investments and Net Other Assets	3.4	1.9
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	3.0	2.4
BHP Billiton Ltd. sponsored ADR (Australia, Metals & Mining)	2.1	2.0
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.8	1.7
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.7	1.6
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.6	1.1
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.6	1.2
Nestle SA (Switzerland, Food Products)	1.4	1.1
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.4	1.1
ORIX Corp. (Japan, Diversified Financial Services)	1.3	1.1
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	1.3	1.3
	17.2
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	15.5	20.5
Consumer Discretionary	16.0	14.8
Energy	11.4	11.3
Materials	10.2	11.2
Consumer Staples	10.1	6.7
Information Technology	9.8	10.3
Industrials	9.1	10.8
Health Care	8.2	6.2
Telecommunication Services	6.2	6.0
Utilities	0.1	0.3

Annual Report

Fidelity Diversified International Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
Australia - 3.6%
BHP Billiton Ltd. sponsored ADR (d)	6,896,500	$ 538,478,720
Fortescue Metals Group Ltd.	5,712,451	28,695,469
Iluka Resources Ltd.	2,245,282	37,330,693
Newcrest Mining Ltd.	7,469,169	263,999,256
Paladin Energy Ltd. (Australia) (a)	401,613	613,372
QBE Insurance Group Ltd.	2,851,820	43,902,034
WorleyParsons Ltd.	503,041	14,602,027
TOTAL AUSTRALIA		927,621,571
Austria - 0.0%
Osterreichische Elektrizitatswirtschafts AG	6,000	174,662
Bailiwick of Guernsey - 1.2%
Amdocs Ltd. (a)	1,849,800	55,530,996
Ashmore Global Opportunities Ltd. (United Kingdom)	767,088	8,512,053
Resolution Ltd.	52,410,500	231,788,056
TOTAL BAILIWICK OF GUERNSEY		295,831,105
Bailiwick of Jersey - 1.9%
Experian PLC	14,652,572	190,988,377
Randgold Resources Ltd. sponsored ADR	855,700	93,759,049
Shire PLC	2,847,600	89,390,276
WPP PLC	11,475,509	118,805,910
TOTAL BAILIWICK OF JERSEY		492,943,612
Belgium - 1.0%
Anheuser-Busch InBev SA NV	4,421,964	245,260,547
Anheuser-Busch InBev SA NV (strip VVPR) (a)	5,339,200	7,389
TOTAL BELGIUM		245,267,936
Bermuda - 1.1%
ARA Asset Management Ltd.	693,000	717,641
Assured Guaranty Ltd.	3,044,700	38,789,478
Cafe de Coral Holdings Ltd.	314,000	708,589
CNPC (Hong Kong) Ltd.	17,870,000	25,031,989
Huabao International Holdings Ltd.	40,906,000	25,985,857
Kosmos Energy Ltd.	1,876,800	29,090,400
Li & Fung Ltd.	47,910,000	92,331,883
Noble Group Ltd.	62,626,000	76,438,883
Pacific Basin Shipping Ltd.	1,535,000	699,915
Vtech Holdings Ltd.	62,200	580,780
TOTAL BERMUDA		290,375,415
Brazil - 2.0%
All America Latina Logistica SA	87,300	434,670
Anhanguera Educacional Participacoes SA	2,049,500	30,136,196
Banco Bradesco SA	111,400	1,621,826
Banco Bradesco SA (PN) sponsored ADR	3,400,000	61,880,000
BM&F Bovespa SA	181,100	1,080,989

	Shares	Value
Droga Raia SA	386,000	$ 5,473,503
Drogasil SA	4,673,900	29,395,598
Estacio Participacoes SA	1,989,165	23,213,875
Fleury SA	46,700	588,781
Hypermarcas SA	96,700	520,328
Itau Unibanco Banco Multiplo SA sponsored ADR	6,775,800	129,553,296
Klabin SA (PN) (non-vtg.)	193,000	710,319
Kroton Educacional SA unit (a)	1,279,200	14,302,725
Multiplus SA	63,000	1,063,941
Qualicorp SA	3,366,000	30,774,633
Souza Cruz Industria Comerico	5,151,200	63,175,094
T4F Entretenimento SA	2,091,900	14,618,449
Telefonica Brasil SA sponsored ADR (a)	2,600,955	75,479,714
Tractebel Energia SA	1,917,200	30,702,888
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	80,000	549,732
Valid Solucoes SA	69,260	830,862
Weg SA	71,000	787,649
Wilson Sons Ltd. unit	57,500	813,679
TOTAL BRAZIL		517,708,747
British Virgin Islands - 0.3%
Arcos Dorados Holdings, Inc.	1,737,100	40,648,140
Camelot Information Systems, Inc. ADR (a)(d)	1,840,603	6,000,366
Mail.ru Group Ltd. GDR (Reg. S)	1,065,100	36,692,695
TOTAL BRITISH VIRGIN ISLANDS		83,341,201
Canada - 5.6%
Agnico-Eagle Mines Ltd. (Canada)	1,250,000	54,220,796
Barrick Gold Corp.	800,000	39,492,401
Canadian Natural Resources Ltd.	5,118,800	180,545,727
Fairfax Financial Holdings Ltd. (sub. vtg.)	170,000	71,057,732
Goldcorp, Inc.	1,859,800	90,485,329
InterOil Corp. (a)(d)	274,600	13,046,246
Ivanhoe Mines Ltd. (a)	3,235,460	66,211,952
Niko Resources Ltd.	2,237,500	123,069,795
Open Text Corp. (a)	1,440,400	88,156,497
Osisko Mining Corp. (a)	2,890,000	34,847,570
Painted Pony Petroleum Ltd. (a)(f)(e)	2,485,600	30,395,209
Painted Pony Petroleum Ltd. Class A (a)(e)	3,643,370	44,553,022
Penn West Petroleum Ltd.	754,400	13,478,321
Petrobank Energy & Resources Ltd.	5,356,000	48,195,135
Petrominerales Ltd.	3,121,175	82,346,293
Potash Corp. of Saskatchewan, Inc. (d)	2,589,500	122,558,670
Silver Wheaton Corp.	669,800	23,127,367
Suncor Energy, Inc.	2,661,700	84,776,019
Talisman Energy, Inc.	6,846,400	97,114,005
Tourmaline Oil Corp. (a)	1,440,000	47,872,398
Tourmaline Oil Corp. (a)(f)	310,100	10,309,188
Common Stocks - continued
	Shares	Value
Canada - continued
Uranium One, Inc.	11,314,400	$ 34,050,459
Valeant Pharmaceuticals International, Inc. (Canada)	700,000	27,639,063
TOTAL CANADA		1,427,549,194
Cayman Islands - 0.7%
Boer Power Holdings Ltd.	2,826,000	1,037,408
China Automation Group Ltd.	5,475,000	1,900,663
China Lodging Group Ltd. ADR (a)	50,100	778,053
China ZhengTong Auto Services Holdings Ltd.	24,761,500	26,812,069
Geely Automobile Holdings Ltd.	34,550,000	8,833,647
Hengan International Group Co. Ltd.	9,258,000	80,251,579
HiSoft Technology International Ltd. ADR (a)(d)	1,726,400	21,372,832
Hutchison China Meditech Ltd. (a)	124,800	597,092
Mindray Medical International Ltd. sponsored ADR (d)	48,000	1,310,400
Minth Group Ltd.	8,036,000	8,337,881
NVC Lighting Holdings Ltd.	41,380,000	17,966,892
Samson Holding Ltd.	6,041,000	617,660
Sands China Ltd. (a)	4,816,800	14,475,389
SITC International Holdings Co. Ltd.	2,881,000	744,165
Xingda International Holdings Ltd.	1,472,000	843,327
Xueda Education Group sponsored ADR	177,700	589,964
TOTAL CAYMAN ISLANDS		186,469,021
Chile - 0.0%
Compania Cervecerias Unidas SA sponsored ADR	23,000	1,317,440
Embotelladora Andina SA sponsored ADR	40,000	1,140,000
Empresa Nacional de Telecomunicaciones SA (ENTEL)	48,876	967,644
Inversiones Aguas Metropolitanas SA	871,222	1,369,203
Isapre CruzBlanca SA (a)	868,719	824,481
Quinenco SA	363,717	1,028,162
Sonda SA	228,248	557,168
TOTAL CHILE		7,204,098
China - 1.0%
Baidu.com, Inc. sponsored ADR (a)(d)	1,375,500	192,817,590
Changsha Zoomlion Heavy Industry Science & Technology Development Co. Ltd. (H Shares)	25,167,480	36,411,889
China Bluechemical Ltd. (H shares)	938,000	735,046
China Communications Services Corp. Ltd. (H Shares)	2,208,000	1,018,299
China Construction Bank Corp. (H Shares)	1,408,000	1,034,507
Comba Telecom Systems Holdings Ltd.	865,500	730,793

	Shares	Value
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	20,692,000	$ 21,505,759
SINA Corp. (a)(d)	150,000	12,193,500
TOTAL CHINA		266,447,383
Colombia - 0.0%
Ecopetrol SA ADR	18,000	765,720
Curacao - 0.6%
Schlumberger Ltd.	2,104,800	154,639,656
Denmark - 2.6%
Carlsberg A/S Series B	1,542,600	105,006,110
Novo Nordisk A/S Series B	4,408,339	468,091,658
William Demant Holding A/S (a)	1,096,698	87,503,314
TOTAL DENMARK		660,601,082
Egypt - 0.0%
Commercial International Bank Ltd.	134,400	598,985
JUHAYNA Food Industries (a)	682,600	558,111
TOTAL EGYPT		1,157,096
Finland - 0.1%
Nokian Tyres PLC	439,253	16,139,273
France - 7.1%
Alstom SA	3,024,896	113,444,762
Arkema SA	345,300	23,623,042
Atos Origin SA	365,000	17,689,425
AXA SA	5,053,600	82,315,579
BNP Paribas SA	4,498,836	204,522,102
Bureau Veritas SA	493,400	38,387,930
Danone	2,707,950	188,500,861
Dassault Aviation SA (d)	36,265	34,930,245
Essilor International SA	1,754,728	127,246,488
JC Decaux SA (a)	990,200	26,536,591
LVMH Moet Hennessy - Louis Vuitton	1,827,964	304,198,757
PPR SA	2,051,100	320,468,603
Publicis Groupe SA	1,225,000	59,394,047
Sanofi-aventis	3,684,720	263,639,409
TOTAL FRANCE		1,804,897,841
Germany - 7.1%
adidas AG	1,561,780	110,574,530
Allianz AG	827,462	92,995,574
BASF AG	2,293,559	168,828,055
Bayer AG	1,939,962	124,288,808
Bayerische Motoren Werke AG (BMW)	570,895	46,661,038
Deutsche Boerse AG	961,100	53,202,652
ElringKlinger AG	777,428	21,549,929
Fresenius Medical Care AG & Co. KGaA	2,737,800	199,465,891
Fresenius SE	2,037,100	201,033,066
GFK AG	1,496,500	69,171,612
Infineon Technologies AG	2,825,300	25,527,951
Kabel Deutschland Holding AG (a)	917,600	52,394,698
Linde AG	1,228,429	195,417,632
Common Stocks - continued
	Shares	Value
Germany - continued
SAP AG	2,904,790	$ 175,672,049
Siemens AG sponsored ADR (d)	2,686,500	282,001,905
TOTAL GERMANY		1,818,785,390
Hong Kong - 1.1%
AIA Group Ltd.	27,220,800	83,234,101
China Everbright Ltd.	470,000	696,819
China Insurance International Holdings Co. Ltd. (a)	314,800	682,663
China Mobile (Hong Kong) Ltd. sponsored ADR	1,335,275	63,505,679
China Resources Enterprise Ltd.	3,626,000	13,242,327
Henderson Land Development Co. Ltd.	9,664,155	52,824,551
Hopewell Holdings Ltd.	367,500	954,394
Swire Pacific Ltd. (A Shares)	4,577,000	52,889,821
Television Broadcasts Ltd.	184,000	1,060,283
TOTAL HONG KONG		269,090,638
India - 2.2%
Axis Bank Ltd.	1,472,751	34,807,954
Bajaj Auto Ltd.	793,148	28,053,344
Bharti Airtel Ltd.	9,007,984	72,142,424
Cipla Ltd.	152,766	923,047
CMC Ltd.	50,598	839,811
Cummins India Ltd.	598,043	4,879,115
Deccan Chronicle Holdings Ltd. (a)	502,904	531,886
Dr. Reddy's Laboratories Ltd.	164,145	5,561,788
HDFC Bank Ltd.	12,995,695	129,605,356
Housing Development Finance Corp. Ltd.	6,539,994	92,036,217
India Cements Ltd.	419,168	687,050
Indian Bank	129,270	572,409
Infrastructure Development Finance Co. Ltd.	11,744,307	31,706,496
ITC Ltd.	5,213,498	22,739,475
Jyothy Laboratories Ltd.	196,188	574,273
Lupin Ltd.	513,210	4,938,001
Mahindra & Mahindra Financial Services Ltd.	2,226,876	30,619,486
Max India Ltd. (a)	159,846	618,828
Piramal Healthcare Ltd.	82,278	606,698
Punjab National Bank	47,106	959,620
Redington India Ltd.	285,486	555,235
Shriram Transport Finance Co. Ltd.	2,327,613	29,139,567
State Bank of India	1,273,075	49,517,031
Tulip Telecom Ltd.	216,760	667,397
Wipro Ltd.	1,388,041	10,415,154
TOTAL INDIA		553,697,662
Ireland - 0.5%
Accenture PLC Class A	842,000	50,738,920

	Shares	Value
CRH PLC	2,294,300	$ 41,420,472
Elan Corp. PLC sponsored ADR (a)	2,547,800	30,548,122
TOTAL IRELAND		122,707,514
Italy - 1.8%
ENI SpA	914,500	20,216,952
Fiat Industrial SpA (a)	22,427,792	195,693,464
Prada SpA	7,151,000	35,350,634
Saipem SpA	4,438,007	198,992,956
TOTAL ITALY		450,254,006
Japan - 13.4%
ABC-Mart, Inc.	1,300,200	50,924,779
Aozora Bank Ltd.	15,351,000	38,812,684
Calbee, Inc. (d)	1,161,000	52,932,917
Denso Corp.	1,928,200	59,306,047
Dentsu, Inc.	2,233,900	67,271,842
Don Quijote Co. Ltd.	1,603,200	58,734,504
Fanuc Corp.	849,100	137,308,760
Hitachi Ltd.	46,637,000	249,926,411
Honda Motor Co. Ltd.	7,721,500	230,931,326
Hoya Corp.	2,535,400	55,397,394
Itochu Corp.	13,063,600	129,221,379
Japan Retail Fund Investment Corp.	3,741	5,791,709
Japan Tobacco, Inc.	64,874	324,292,254
JSR Corp.	3,621,700	69,147,467
KDDI Corp.	27,429	200,952,920
Keyence Corp.	661,100	168,080,270
Mitsubishi Corp.	3,128,000	64,341,694
Mitsubishi UFJ Financial Group, Inc.	18,434,600	80,125,863
Mitsui & Co. Ltd.	3,506,800	51,186,625
Nitori Holdings Co. Ltd.	468,050	44,768,217
NTT DoCoMo, Inc.	63,713	113,171,495
ORIX Corp.	3,924,320	342,539,945
OSAKA Titanium technologies Co. Ltd.	120,200	6,621,404
Rakuten, Inc.	232,855	255,296,560
Seven & i Holdings Co., Ltd.	4,070,900	108,648,886
Shimadzu Corp.	1,668,000	14,201,899
SHIMANO, Inc.	1,088,100	53,791,901
SMC Corp.	814,700	126,736,052
SOFTBANK CORP.	4,765,000	154,670,897
Sumitomo Mitsui Financial Group, Inc.	970,800	27,138,812
Yahoo! Japan Corp.	268,168	86,135,853
TOTAL JAPAN		3,428,408,766
Korea (South) - 2.1%
Amorepacific Corp.	90,308	101,831,595
BS Financial Group, Inc. (a)	84,020	921,277
Korea Plant Service & Engineering Co. Ltd.	23,570	643,352
LG Corp.	22,235	1,296,413
LG Household & Health Care Ltd.	59,158	26,618,232
MegaStudy Co. Ltd.	5,266	580,249
Common Stocks - continued
	Shares	Value
Korea (South) - continued
NHN Corp. (a)	518,772	$ 107,822,858
Orion Corp.	134,404	71,836,677
S1 Corp.	20,993	1,088,469
Samchully Co. Ltd.	8,166	701,699
Samsung Electronics Co. Ltd.	199,807	171,364,442
Shinhan Financial Group Co. Ltd.	1,389,720	55,155,939
Shinsegae Co. Ltd.	2,714	680,024
Sindoh Co. Ltd.	11,340	505,997
TOTAL KOREA (SOUTH)		541,047,223
Luxembourg - 0.3%
Brait SA	322,500	772,085
Millicom International Cellular SA (depositary receipt)	6,700	738,387
Samsonite International SA	26,313,700	42,814,701
Ternium SA sponsored ADR	1,411,261	34,632,345
TOTAL LUXEMBOURG		78,957,518
Malaysia - 0.0%
Parkson Holdings Bhd	563,574	1,023,070
Mexico - 0.8%
America Movil SAB de CV Series L sponsored ADR	3,033,400	77,109,028
Grupo Televisa SA de CV (CPO) sponsored ADR	2,180,600	46,512,198
Urbi, Desarrollos Urbanos, SA de CV (a)	422,300	536,746
Wal-Mart de Mexico SA de CV Series V	34,518,200	89,171,013
TOTAL MEXICO		213,328,985
Netherlands - 2.7%
AEGON NV (a)	27,466,400	131,004,746
ASML Holding NV (Netherlands)	1,332,700	55,913,481
Gemalto NV	1,476,891	67,386,376
ING Groep NV sponsored ADR (a)(d)	19,501,500	168,492,960
Koninklijke KPN NV	10,983,331	144,337,603
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	4,051,300	84,469,605
Unilever NV (Certificaten Van Aandelen) (Bearer) unit	767,500	26,500,744
Yandex NV	450,000	12,384,000
TOTAL NETHERLANDS		690,489,515
Norway - 1.5%
DnB NOR ASA	9,071,909	105,830,248
Storebrand ASA (A Shares)	4,980,000	30,706,840
Telenor ASA	14,310,000	255,480,638
TOTAL NORWAY		392,017,726
Papua New Guinea - 0.0%
Oil Search Ltd.	140,611	959,368
Philippines - 0.0%
Banco de Oro Universal Bank	677,000	893,986

	Shares	Value
Manila Water Co., Inc.	2,331,300	$ 1,060,800
Universal Robina Corp.	899,000	991,040
TOTAL PHILIPPINES		2,945,826
Poland - 0.0%
Eurocash SA	98,400	788,957
Kruk SA (a)	53,000	706,578
Warsaw Stock Exchange	44,200	624,003
TOTAL POLAND		2,119,538
Qatar - 0.2%
Commercial Bank of Qatar GDR (Reg. S)	9,940,628	45,591,071
Russia - 0.4%
Sberbank of Russia	20,189,400	54,784,535
Uralkali JSC GDR (Reg. S)	939,700	40,782,980
TOTAL RUSSIA		95,567,515
Singapore - 0.0%
Global Logistic Properties Ltd.	523,000	727,928
South Africa - 0.7%
African Bank Investments Ltd.	146,200	634,443
AngloGold Ashanti Ltd.	35,900	1,622,469
AngloGold Ashanti Ltd. sponsored ADR	1,750,000	79,117,500
Aveng Ltd.	120,300	562,369
Foschini Ltd.	1,702,800	21,485,880
JSE Ltd.	74,600	660,621
Nampak Ltd.	191,000	524,653
Naspers Ltd. Class N	860,200	41,186,371
Sasol Ltd.	23,900	1,074,739
Shoprite Holdings Ltd.	1,956,200	28,668,979
Tiger Brands Ltd.	408,600	11,775,123
TOTAL SOUTH AFRICA		187,313,147
Spain - 2.6%
Banco Bilbao Vizcaya Argentaria SA	7,048,840	63,448,157
Banco Santander SA (Spain) sponsored ADR (d)	13,562,300	116,093,288
Grifols SA ADR (a)	9,784,300	62,717,363
Inditex SA (d)	3,264,772	297,111,439
Prosegur Compania de Seguridad SA (Reg.)	1,822,600	90,928,776
Repsol YPF SA	1,000,369	30,318,594
TOTAL SPAIN		660,617,617
Sweden - 0.4%
H&M Hennes & Mauritz AB (B Shares)	1,292,285	42,795,029
Swedbank AB (A Shares)	4,284,600	60,363,140
TOTAL SWEDEN		103,158,169
Switzerland - 4.4%
Clariant AG (Reg.) (a)	4,713,347	51,535,029
Kuehne & Nagel International AG	1,486,880	185,192,848
Nestle SA	6,034,542	350,017,877
Noble Corp.	742,700	26,692,638
Partners Group Holding	49,390	9,258,339
Common Stocks - continued
	Shares	Value
Switzerland - continued
Schindler Holding AG (Reg.)	1,278,570	$ 150,505,705
Transocean Ltd. (United States)	1,650,300	94,314,645
UBS AG (a)	12,243,801	154,783,795
Zurich Financial Services AG	410,659	95,370,411
TOTAL SWITZERLAND		1,117,671,287
Taiwan - 1.0%
Chroma ATE, Inc.	295,200	588,987
CTCI Corp.	544,000	692,166
Giant Manufacturing Co. Ltd.	195,000	754,567
HTC Corp.	4,228,000	95,018,182
Motech Industries, Inc.	381,000	715,692
Pacific Hospital Supply Co. Ltd.	219,064	716,843
Powertech Technology, Inc.	288,600	702,614
SIMPLO Technology Co. Ltd.	89,200	524,868
St. Shine Optical Co. Ltd.	53,000	665,803
Ta Chong Bank (a)	3,076,000	885,512
Taiwan Fertilizer Co. Ltd.	3,810,000	9,820,065
Taiwan Semiconductor Manufacturing Co. Ltd.	612,000	1,491,368
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	10,407,200	131,338,864
Unified-President Enterprises Corp.	7,865,200	10,815,919
TOTAL TAIWAN		254,731,450
Thailand - 0.0%
Banpu PCL (For. Reg.)	25,400	515,630
Charoen Pokphand Foods PCL (For. Reg.)	653,400	636,326
PTT PCL (For. Reg.)	93,000	916,177
TOTAL THAILAND		2,068,133
United Arab Emirates - 0.0%
Dubai Financial Market PJSC (a)	2,045,195	573,523
United Kingdom - 18.1%
3Legs Resources PLC	6,373,700	13,837,749
Anglo American PLC (United Kingdom)	3,427,600	126,423,827
BG Group PLC	11,701,879	255,279,216
British American Tobacco PLC:
(United Kingdom)	85,000	3,898,004
sponsored ADR	1,797,900	165,856,275
Burberry Group PLC	6,074,500	131,002,436
Capita Group PLC	7,638,800	89,248,477
Carphone Warehouse Group PLC	16,014,300	90,397,232
Compass Group PLC	150,000	1,365,362
Filtrona PLC	1,190,508	7,602,777
GlaxoSmithKline PLC	18,595,500	417,404,751
HSBC Holdings PLC sponsored ADR	9,939,900	433,976,034
Imperial Tobacco Group PLC	2,149,970	78,625,409
Inchcape PLC	17,114,619	89,809,932

	Shares	Value
ITV PLC	62,863,890	$ 64,753,082
Lloyds Banking Group PLC (a)	229,626,800	118,767,489
Misys PLC	13,125,310	61,593,504
National Grid PLC	308,000	3,062,719
Next PLC	3,224,800	132,557,312
Ocado Group PLC (a)(d)	9,816,418	14,784,304
Pan African Resources PLC	3,344,300	699,179
Pearson PLC	10,425,200	191,555,485
Pz Cussons PLC Class L	1,957,500	11,584,829
QinetiQ Group PLC	12,165,700	22,851,778
Reckitt Benckiser Group PLC	6,620,100	340,473,304
Rockhopper Exploration PLC (a)	201,600	693,816
Rolls-Royce Group PLC	18,758,100	211,921,603
Rolls-Royce Group PLC Class C	1,294,308,900	2,081,508
Royal Dutch Shell PLC:
Class A (United Kingdom)	198,500	7,033,114
Class A sponsored ADR	4,900,000	347,459,000
Class B sponsored ADR	10,527,400	755,867,323
Standard Chartered PLC (United Kingdom)	105,587	2,477,455
SuperGroup PLC (a)(d)	1,516,200	15,215,322
Vodafone Group PLC sponsored ADR	14,974,100	416,878,944
TOTAL UNITED KINGDOM		4,627,038,551
United States of America - 5.0%
Anadarko Petroleum Corp.	10,800	847,800
Apple, Inc. (a)	654,300	264,847,554
CF Industries Holdings, Inc.	470,800	76,396,716
Citigroup, Inc.	5,105,150	161,271,689
Cognizant Technology Solutions Corp. Class A (a)	658,900	47,934,975
Facebook, Inc. Class B (g)	1,288,142	32,203,550
Green Mountain Coffee Roasters, Inc. (a)	280,100	18,212,102
Intuit, Inc.	321,900	17,276,373
Nabors Industries Ltd. (a)	1,587,600	29,100,708
Newmont Mining Corp.	1,000,000	66,830,000
Noble Energy, Inc.	782,728	69,928,920
Polycom, Inc. (a)	2,900,000	47,937,000
PriceSmart, Inc.	43,700	3,322,948
SanDisk Corp. (a)	2,032,400	102,981,708
Schweitzer-Mauduit International, Inc. (e)	1,608,255	113,092,492
The Mosaic Co.	1,132,300	66,307,488
Unisys Corp. (a)	1,537,730	39,965,603
Virgin Media, Inc.	917,500	22,368,650
Wells Fargo & Co.	4,129,500	106,995,345
TOTAL UNITED STATES OF AMERICA		1,287,821,621
TOTAL COMMON STOCKS (Cost $21,875,227,771)		24,327,847,370
Nonconvertible Preferred Stocks - 1.5%
	Shares	Value
Germany - 1.5%
ProSiebenSat.1 Media AG	3,507,000	$ 75,226,728
Volkswagen AG	1,736,326	304,687,918
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $221,929,530)		379,914,646
Master Notes - 0.0%
Principal Amount
Canada - 0.0%
OZ Optics Ltd. 5% 11/5/14 (g) (Cost $276,258)	$ 270,994	270,994
Money Market Funds - 6.3%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	725,272,617	725,272,617
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	886,536,637	886,536,637
TOTAL MONEY MARKET FUNDS (Cost $1,611,809,254)		1,611,809,254
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $23,709,242,813)	26,319,842,264
NET OTHER ASSETS (LIABILITIES) - (2.9)%	(747,943,275)
NET ASSETS - 100%	$ 25,571,898,989
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $40,704,397 or 0.2% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $32,474,544 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11	$ 32,203,550
OZ Optics Ltd. 5% 11/5/14	11/5/10	$ 276,258
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,220,251
Fidelity Securities Lending Cash Central Fund	20,356,167
Total	$ 21,576,418
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ashmore Global Opportunities Ltd. (United States)	$ -	$ 9,748,350	$ -	$ 240,285	$ -
Painted Pony Petroleum Ltd.	9,544,006	11,945,802	-	-	30,395,209
Painted Pony Petroleum Ltd. Class A	21,509,462	5,212,327	-	-	44,553,022
Petrobank Energy & Resources Ltd.	223,863,859	-	1,729,615	108,873,999	-
Schweitzer-Mauduit International, Inc.	83,300,121	17,267,467	-	907,782	113,092,492
Total	$ 338,217,448	$ 44,173,946	$ 1,729,615	$ 110,022,066	$ 188,040,723
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 4,627,038,551	$ 3,885,316,989	$ 741,721,562	$ -
Japan	3,428,408,766	-	3,428,408,766	-
Germany	2,198,700,036	1,823,562,096	375,137,940	-
France	1,804,897,841	1,541,258,432	263,639,409	-
Canada	1,427,549,194	1,427,549,194	-	-
United States of America	1,287,821,621	1,255,618,071	-	32,203,550
Switzerland	1,117,671,287	962,887,492	154,783,795	-
Australia	927,621,571	538,478,720	389,142,851	-
Netherlands	690,489,515	477,070,544	213,418,971	-
Other	7,197,563,634	4,195,813,680	3,001,749,954	-
Master Notes	270,994	-	-	270,994
Money Market Funds	1,611,809,254	1,611,809,254	-	-
Total Investments in Securities:	$ 26,319,842,264	$ 17,719,364,472	$ 8,568,003,248	$ 32,474,544
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 451,860
Total Realized Gain (Loss)	(1,057,894)
Total Unrealized Gain (Loss)	1,048,395
Cost of Purchases	32,666,617
Proceeds of Sales	(632,318)
Amortization/Accretion	(2,116)
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 32,474,544
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (5,264)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $3,286,171,990 of which $2,666,600,138 and $619,571,852 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011
Assets
Investment in securities, at value (including securities loaned of $813,313,897) - See accompanying schedule: Unaffiliated issuers (cost $21,967,898,714)	$ 24,519,992,287
Fidelity Central Funds (cost $1,611,809,254)	1,611,809,254
Other affiliated issuers (cost $129,534,845)	188,040,723
Total Investments (cost $23,709,242,813)		$ 26,319,842,264
Foreign currency held at value (cost $251,333)		251,333
Receivable for investments sold		234,571,947
Receivable for fund shares sold		74,623,129
Dividends receivable		62,708,309
Interest receivable		17,819
Distributions receivable from Fidelity Central Funds		360,288
Prepaid expenses		98,276
Other receivables		2,945,967
Total assets		26,695,419,332
Liabilities
Payable for investments purchased	$ 100,359,104
Payable for fund shares redeemed	117,607,449
Accrued management fee	13,820,459
Other affiliated payables	3,926,570
Other payables and accrued expenses	1,270,124
Collateral on securities loaned, at value	886,536,637
Total liabilities		1,123,520,343
Net Assets		$ 25,571,898,989
Net Assets consist of:
Paid in capital		$ 25,969,888,803
Undistributed net investment income		418,909,977
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,430,253,408)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,613,353,617
Net Assets		$ 25,571,898,989
Diversified International: Net Asset Value, offering price and redemption price per share ($17,285,369,497 ÷ 628,706,658 shares)		$ 27.49

Class K: Net Asset Value, offering price and redemption price per share ($8,115,192,236 ÷ 295,039,055 shares)		$ 27.51

Class F: Net Asset Value, offering price and redemption price per share ($171,337,256 ÷ 6,228,258 shares)		$ 27.51

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends (including $1,148,067 earned from other affiliated issuers)		$ 775,256,545
Special dividends (earned from other affiliated issuers)		108,873,999
Interest		21,709
Income from Fidelity Central Funds		21,576,418
Income before foreign taxes withheld		905,728,671
Less foreign taxes withheld		(61,260,298)
Total income		844,468,373

Expenses
Management fee Basic fee	$ 225,204,522
Performance adjustment	(17,677,656)
Transfer agent fees	55,414,460
Accounting and security lending fees	2,636,921
Custodian fees and expenses	4,452,390
Independent trustees' compensation	179,973
Depreciation in deferred trustee compensation account	(24)
Registration fees	241,072
Audit	217,935
Legal	139,565
Miscellaneous	378,639
Total expenses before reductions	271,187,797
Expense reductions	(8,678,523)	262,509,274
Net investment income (loss)		581,959,099
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,889,598,151
Other affiliated issuers	(2,483,501)
Foreign currency transactions	(5,612,204)
Total net realized gain (loss)		1,881,502,446
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $3,985,288)	(3,644,214,790)
Assets and liabilities in foreign currencies	(2,069,131)
Total change in net unrealized appreciation (depreciation)		(3,646,283,921)
Net gain (loss)		(1,764,781,475)
Net increase (decrease) in net assets resulting from operations		$ (1,182,822,376)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 581,959,099	$ 486,439,991
Net realized gain (loss)	1,881,502,446	(561,752,757)
Change in net unrealized appreciation (depreciation)	(3,646,283,921)	3,614,151,999
Net increase (decrease) in net assets resulting from operations	(1,182,822,376)	3,538,839,233
Distributions to shareholders from net investment income	(554,171,382)	(474,506,693)
Distributions to shareholders from net realized gain	(93,780,346)	-
Total distributions	(647,951,728)	(474,506,693)
Share transactions - net increase (decrease)	(7,417,526,738)	(3,995,252,806)
Redemption fees	964,713	822,251
Total increase (decrease) in net assets	(9,247,336,129)	(930,098,015)

Net Assets
Beginning of period	34,819,235,118	35,749,333,133
End of period (including undistributed net investment income of $418,909,977 and undistributed net investment income of $424,022,673, respectively)	$ 25,571,898,989	$ 34,819,235,118

Financial Highlights - Diversified International

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 29.49	$ 26.86	$ 21.96	$ 45.41	$ 37.58
Income from Investment Operations
Net investment income (loss) B	.53 E	.37	.35	.55	.47
Net realized and unrealized gain (loss)	(1.99)	2.61	4.86	(20.96)	10.23
Total from investment operations	(1.46)	2.98	5.21	(20.41)	10.70
Distributions from net investment income	(.46)	(.35)	(.31)	(.47)	(.36)
Distributions from net realized gain	(.08)	-	-	(2.57)	(2.51)
Total distributions	(.54)	(.35)	(.31)	(3.04)	(2.87)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 27.49	$ 29.49	$ 26.86	$ 21.96	$ 45.41
Total Return A	(5.07)%	11.15%	24.32%	(48.04)%	30.37%
Ratios to Average Net Assets C,F
Expenses before reductions	.90%	.98%	1.01%	1.04%	.93%
Expenses net of fee waivers, if any	.89%	.98%	1.01%	1.04%	.93%
Expenses net of all reductions	.87%	.96%	.99%	1.02%	.91%
Net investment income (loss)	1.78% E	1.34%	1.58%	1.53%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,285,369	$ 26,527,229	$ 30,998,270	$ 28,274,961	$ 59,929,942
Portfolio turnover rate D	45%	57%	54%	49%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.44%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 29.51	$ 26.89	$ 21.98	$ 38.39
Income from Investment Operations
Net investment income (loss) D	.58 G	.42	.42	.16
Net realized and unrealized gain (loss)	(1.97)	2.61	4.85	(16.57)
Total from investment operations	(1.39)	3.03	5.27	(16.41)
Distributions from net investment income	(.53)	(.41)	(.36)	-
Distributions from net realized gain	(.08)	-	-	-
Total distributions	(.61)	(.41)	(.36)	-
Redemption fees added to paid in capital D,J	-	-	-	-
Net asset value, end of period	$ 27.51	$ 29.51	$ 26.89	$ 21.98
Total Return B,C	(4.87)%	11.33%	24.64%	(42.75)%
Ratios to Average Net Assets E,I
Expenses before reductions	.73%	.79%	.77%	.88% A
Expenses net of fee waivers, if any	.72%	.79%	.77%	.88% A
Expenses net of all reductions	.70%	.77%	.76%	.87% A
Net investment income (loss)	1.95% G	1.54%	1.81%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,115,192	$ 7,697,405	$ 4,713,909	$ 932,275
Portfolio turnover rate F	45%	57%	54%	49%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.61%.

H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class F

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 29.52	$ 26.89	$ 23.29
Income from Investment Operations
Net investment income (loss) D	.61 G	.43	(.02)
Net realized and unrealized gain (loss)	(2.00)	2.62	3.62
Total from investment operations	(1.39)	3.05	3.60
Distributions from net investment income	(.54)	(.42)	-
Distributions from net realized gain	(.08)	-	-
Total distributions	(.62)	(.42)	-
Redemption fees added to paid in capital D,J	-	-	-
Net asset value, end of period	$ 27.51	$ 29.52	$ 26.89
Total Return B,C	(4.86)%	11.41%	15.46%
Ratios to Average Net Assets E,I
Expenses before reductions	.68%	.73%	.71% A
Expenses net of fee waivers, if any	.67%	.73%	.71% A
Expenses net of all reductions	.65%	.72%	.70% A
Net investment income (loss)	2.00% G	1.59%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 171,337	$ 594,602	$ 37,155
Portfolio turnover rate F	45%	57%	54%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.66%.

H For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International, Class K and Class F shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For master notes, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,524,622,015
Gross unrealized depreciation	(2,058,103,983)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,466,518,032

Tax Cost	$ 23,853,324,232

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 419,615,619
Capital Loss Carryfoward	$ (3,286,171,990)
Net unrealized appreciation (depreciation)	$ 2,469,263,889

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 647,951,728	$ 474,506,693

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,875,962,686 and $20,794,928,294, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Diversified International	$ 51,100,072.22
Class K	4,314,388.05
	$ 55,414,460

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $89,950 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $100,888 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,510,818. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $20,356,167, including $10,704 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $2,833,493.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,844,480 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $550.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Diversified International	$ 404,459,076	$ 398,456,259
Class K	139,574,930	74,880,028
Class F	10,137,376	1,170,406
Total	$ 554,171,382	$ 474,506,693
From net realized gain
Diversified International	$ 71,011,904	$ -
Class K	21,272,351	-
Class F	1,496,091	-
Total	$ 93,780,346	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Diversified International
Shares sold	95,789,996	179,662,935	$ 2,861,192,033	$ 4,893,668,837
Reinvestment of distributions	15,446,133	13,627,007	459,413,511	384,281,814
Shares redeemed	(382,099,741)	(447,584,331)	(11,334,070,882)	(12,092,134,122)
Net increase (decrease)	(270,863,612)	(254,294,389)	$ (8,013,465,338)	$ (6,814,183,471)
Class K
Shares sold	125,231,374	151,794,829	$ 3,707,928,503	$ 4,125,917,772
Reinvestment of distributions	5,413,899	2,657,205	160,847,281	74,880,028
Shares redeemed	(96,416,162)	(68,937,812)	(2,871,502,023)	(1,889,669,527)
Net increase (decrease)	34,229,111	85,514,222	$ 997,273,761	$ 2,311,128,273
Class F
Shares sold	13,012,404	24,587,499	$ 389,423,461	$ 664,182,809
Reinvestment of distributions	391,673	41,548	11,633,466	1,170,406
Shares redeemed	(27,320,491)	(5,866,038)	(802,392,088)	(157,550,823)
Net increase (decrease)	(13,916,414)	18,763,009	$ (401,335,161)	$ 507,802,392

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class F designates 86% and 100% of the dividends distributed on December 3, 2010 and December 30, 2010, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class F	12/06/2011	0.431	0.0414
Class F	12/31/2010	0.072	0.000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class F and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class F and the retail class show the performance of the highest and lowest performing classes, respectively (based on one-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the third quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)

Fidelity Workplace Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors
FIL Investment Advisors (UK) Limited
FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Logo)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

DIF-F-ANN-1211
1.891706.102

Fidelity®

Emerging Europe,
Middle East, Africa (EMEA)

Fund

Annual Report

October 31, 2011

(Fidelity Cover Art)

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fund A
Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund	-5.91%	-4.16%

A From May 8, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund, a class of the fund, on May 8, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks concluded the 12-month period ending October 31, 2011, on a strong note, reversing direction in October amid hope for a resolution to the sovereign debt crisis in Europe. The brief rally, on top of a robust first half of the period, could only partially offset the negative impact of a five-month downturn that began in May and intensified in August and September, as investors began to flee riskier securities due to the debt debacle, concern the U.S. economy may contract and worry about a significant slowdown in China. For the year, the MSCI® Emerging Markets Index declined 7.44%, hampered in part by global currency fluctuation. The index gained roughly 13% in October, after falling 9% in August and about 15% in September. For the full year, returns across the individual country components of the emerging-markets index were decidedly negative. Several of the largest countries in the index struggled, especially India (-20%), China (-17%) and Brazil (-12%), as did Turkey (-34%). Conversely, South Korea had the strongest result, gaining about 7%, while another sizable index component, Russia, returned roughly 1%. Smaller constituents Indonesia (+5%) and Malaysia (+4%) also finished in positive territory. A trio of countries had negative returns but outpaced the index: Mexico (-1%), Taiwan (-2%) and South Africa (-3%).

Comments from Adam Kutas, Portfolio Manager of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Retail Class shares returned -5.91%, outperforming the -7.42% return of the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index. Stock selection within materials and telecommunication services helped, as did picks in Russia and an overweighting in South Africa. Individual contributors included Russian natural gas producer Novatek, three South African firms - coal company Exxaro Resources, Harmony Gold Mining and supermarket company Shoprite Holdings - and not owning underperforming index constituent OTP Bank, based in Hungary. On the down side, poor stock selection in consumer discretionary hurt, particularly in retailing. On a regional basis, the fund lost ground due to the negative currency effects of our South African investments and unfavorable security selection in Poland. Among the main individual detractors were Turkish banks Turkiye Garanti Bankasi and Turkiye Halk Bankasi - the latter of which was sold from the fund by period end - and underweighting Russian oil company and outperforming major index component Gazprom.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and African markets. As of October 31, 2011, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.56%
Actual		$ 1,000.00	$ 811.30	$ 7.12
HypotheticalA		$ 1,000.00	$ 1,017.34	$ 7.93
Class T	1.84%
Actual		$ 1,000.00	$ 809.90	$ 8.39
HypotheticalA		$ 1,000.00	$ 1,015.93	$ 9.35
Class B	2.32%
Actual		$ 1,000.00	$ 808.00	$ 10.57
HypotheticalA		$ 1,000.00	$ 1,013.51	$ 11.77
Class C	2.33%
Actual		$ 1,000.00	$ 807.80	$ 10.62
HypotheticalA		$ 1,000.00	$ 1,013.46	$ 11.82
Emerging Europe, Middle East, Africa (EMEA)	1.31%
Actual		$ 1,000.00	$ 811.80	$ 5.98
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.67
Institutional Class	1.23%
Actual		$ 1,000.00	$ 811.80	$ 5.62
HypotheticalA		$ 1,000.00	$ 1,019.00	$ 6.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
South Africa 46.7%
Russia 33.6%
Turkey 5.8%
Poland 3.3%
United Arab Emirates 2.3%
Nigeria 1.6%
Morocco 1.2%
Kenya 1.2%
Qatar 1.1%
Other* 3.2%

* Includes short-term investments and net other assets.
As of April 30, 2011
South Africa 45.0%
Russia 32.4%
Turkey 8.3%
United States of America* 3.6%
Poland 3.1%
United Arab Emirates 1.4%
Morocco 1.0%
Nigeria 1.0%
Kenya 0.9%
Other 3.3%

* Includes short-term investments and net other assets.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	96.1
Bonds	0.7	0.3
Short-Term Investments and Net Other Assets	0.4	3.6
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	8.7	9.3
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	7.9	6.2
Lukoil Oil Co. sponsored ADR (United Kingdom) (Russia, Oil, Gas & Consumable Fuels)	6.0	5.7
Sberbank of Russia (Russia, Commercial Banks)	5.6	5.1
Standard Bank Group Ltd. (South Africa, Commercial Banks)	4.3	3.8
OAO NOVATEK (Russia, Oil, Gas & Consumable Fuels)	4.0	3.3
Harmony Gold Mining Co. Ltd. (South Africa, Metals & Mining)	3.7	3.3
FirstRand Ltd. (South Africa, Diversified Financial Services)	3.3	2.9
Vodacom Group (Pty) Ltd. (South Africa, Wireless Telecommunication Services)	3.1	1.8
Shoprite Holdings Ltd. (South Africa, Food & Staples Retailing)	3.0	3.5
	49.6
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	26.7	27.5
Financials	23.4	24.0
Materials	14.9	14.7
Telecommunication Services	14.3	10.5
Consumer Staples	9.2	8.8
Consumer Discretionary	6.3	6.8
Industrials	1.7	1.9
Utilities	1.7	1.0
Health Care	0.7	0.7
Information Technology	0.3	0.2

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Bailiwick of Jersey - 0.8%
Randgold Resources Ltd.	9,700	$ 1,061,062
Canada - 0.3%
Silver Wheaton Corp.	13,000	448,874
Czech Republic - 0.6%
Philip Morris CR A/S	1,370	899,560
Kenya - 1.2%
British American Tobacco Kenya Ltd.	185,900	439,723
East African Breweries Ltd.	379,106	591,459
Safaricom Ltd.	15,803,616	477,210
Uchumi Supermarket Ltd. (a)	2,000,000	180,171
TOTAL KENYA		1,688,563
Morocco - 1.2%
Maroc Telecom SA	99,500	1,746,011
Nigeria - 1.6%
Guaranty Trust Bank PLC	3,807,451	349,066
Nigerian Breweries PLC	1,441,779	828,491
Skye Bank PLC	14,371,010	450,307
Zenith Bank PLC	7,356,200	595,887
TOTAL NIGERIA		2,223,751
Poland - 3.3%
Bank Polska Kasa Opieki SA	48,900	2,275,563
Eurocash SA	136,400	1,093,636
Polska Grupa Energetyczna SA	225,000	1,386,618
TOTAL POLAND		4,755,817
Qatar - 1.1%
Qatar National Bank SAQ	26,129	1,051,977
Vodafone Qatar QSC (a)	244,891	501,720
TOTAL QATAR		1,553,697
Russia - 31.8%
DIXY Group OJSC (a)	123,300	1,260,327
Lukoil Oil Co. sponsored ADR (United Kingdom)	147,895	8,607,489
Magnit OJSC	10,400	1,124,528
Magnit OJSC right 11/29/11 (a)	1,263	0
Novolipetsk Steel OJSC GDR (Reg. S)	30,600	832,932
OAO Gazprom	2,093,600	12,421,011
OAO NOVATEK	39,500	518,896
NOVATEK OAO GDR	37,100	5,208,840
Rosneft Oil Co. OJSC	32,800	236,696
Rosneft Oil Co. OJSC GDR (Reg. S)	247,700	1,762,386
Common Stocks - continued
	Shares	Value
Russia - continued
Sberbank of Russia	2,921,500	$ 7,927,577
Sistema JSFC sponsored GDR	26,300	450,782
TNK-BP Holding	786,500	2,151,883
Uralkali JSC	329,300	2,928,842
TOTAL RUSSIA		45,432,189
South Africa - 46.7%
Africa Cellular Towers Ltd. (a)	5,335,800	60,510
African Rainbow Minerals Ltd.	67,600	1,562,339
AngloGold Ashanti Ltd.	95,400	4,311,518
Aveng Ltd.	143,700	671,758
Cashbuild Ltd.	80,500	1,044,756
Clicks Group Ltd.	779,024	4,088,347
DRDGOLD Ltd.	1,024,814	675,744
Exxaro Resources Ltd.	125,700	2,843,031
FirstRand Ltd.	1,907,200	4,743,788
Foschini Ltd.	61,700	778,529
Harmony Gold Mining Co. Ltd.	404,700	5,290,930
Life Healthcare Group Holdings Ltd.	383,900	934,076
Mr Price Group Ltd.	153,400	1,476,728
MTN Group Ltd.	642,350	11,211,562
Nampak Ltd.	317,600	872,407
Naspers Ltd. Class N	28,200	1,350,216
Northam Platinum Ltd.	111,600	432,406
Paracon Holdings Ltd.	1,828,728	414,766
Pioneer Foods Ltd.	148,700	1,189,967
Raubex Group Ltd.	719,200	1,179,893
RMB Holdings Ltd.	258,400	815,609
Sanlam Ltd.	432,100	1,614,325
Sasol Ltd.	87,900	3,952,702
Shoprite Holdings Ltd.	296,200	4,340,942
Spur Corp. Ltd.	162,800	277,956
Standard Bank Group Ltd.	496,363	6,116,742
Vodacom Group (Pty) Ltd.	385,300	4,364,562
TOTAL SOUTH AFRICA		66,616,109
Turkey - 5.8%
Aygaz A/S	178,000	972,419
Bim Birlesik Magazalar A/S JSC	29,000	885,621
Koc Holding AS	159,000	568,291
Tupras-Turkiye Petrol Rafinerileri AS	32,000	723,880
Common Stocks - continued
	Shares	Value
Turkey - continued
Turk Telekomunikasyon AS	346,000	$ 1,467,553
Turkiye Garanti Bankasi AS	1,027,000	3,624,193
TOTAL TURKEY		8,241,957
United Arab Emirates - 2.3%
Dubai Financial Market PJSC (a)	4,758,417	1,334,378
Emirates NBD Bank PJSC (a)	418,373	389,555
First Gulf Bank PJSC	349,523	1,479,739
TOTAL UNITED ARAB EMIRATES		3,203,672
Zambia - 0.4%
Zambeef Products PLC	984,233	601,979
TOTAL COMMON STOCKS (Cost $130,573,013)		138,473,241
Nonconvertible Preferred Stocks - 1.8%

Russia - 1.8%
Surgutneftegaz JSC (Cost $2,598,642)	5,104,100	2,577,377
Nonconvertible Bonds - 0.3%
		Principal Amount
Multi-National - 0.3%
International Bank for Reconstruction & Development 8.2% 12/12/12 (Cost $511,604)	NGN	80,000,000	477,237
Government Obligations - 0.4%

Ghana - 0.4%
Ghana Republic 14.99% 3/11/13 (Cost $672,328)	GHS	950,000	599,847
Money Market Funds - 0.5%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b) (Cost $745,166)	745,166	$ 745,166
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $135,100,753)		142,872,868
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(170,558)
NET ASSETS - 100%		$ 142,702,310
Currency Abbreviations
GHS	-	Ghana Cedi
NGN	-	Nigerian naira
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,615
Fidelity Securities Lending Cash Central Fund	25
Total	$ 5,640
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
South Africa	$ 66,616,109	$ 52,385,215	$ 14,230,894	$ -
Russia	48,009,566	48,009,566	-	-
Turkey	8,241,957	8,241,957	-	-
Poland	4,755,817	4,755,817	-	-
United Arab Emirates	3,203,672	3,203,672	-	-
Nigeria	2,223,751	2,223,751	-	-
Morocco	1,746,011	1,746,011	-	-
Kenya	1,688,563	1,688,563	-	-
Qatar	1,553,697	1,553,697	-	-
Other	3,011,475	1,950,413	1,061,062	-
Corporate Bonds	477,237	-	477,237	-
Government Obligations	599,847	-	599,847	-
Money Market Funds	745,166	745,166	-	-
Total Investments in Securities:	$ 142,872,868	$ 126,503,828	$ 16,369,040	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $11,266,491 of which $7,410,645, $579,836 and $3,276,010 will expire in fiscal 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $134,355,587)	$ 142,127,702
Fidelity Central Funds (cost $745,166)	745,166
Total Investments (cost $135,100,753)		$ 142,872,868
Cash		160,278
Foreign currency held at value (cost $61)		61
Receivable for fund shares sold		148,502
Dividends receivable		179,461
Interest receivable		43,184
Distributions receivable from Fidelity Central Funds		66
Prepaid expenses		716
Other receivables		20,392
Total assets		143,425,528

Liabilities
Payable for investments purchased	$ 160,278
Payable for fund shares redeemed	349,022
Accrued management fee	91,946
Distribution and service plan fees payable	9,109
Other affiliated payables	41,379
Other payables and accrued expenses	71,484
Total liabilities		723,218

Net Assets		$ 142,702,310
Net Assets consist of:
Paid in capital		$ 144,186,805
Undistributed net investment income		2,747,743
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,001,894)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,769,656
Net Assets		$ 142,702,310

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,260,374 ÷ 1,230,909 shares)	$ 8.34

Maximum offering price per share (100/94.25 of $8.34)	$ 8.85
Class T: Net Asset Value and redemption price per share ($3,502,217 ÷ 421,495 shares)	$ 8.31

Maximum offering price per share (100/96.50 of $8.31)	$ 8.61
Class B: Net Asset Value and offering price per share ($538,949 ÷ 65,051 shares)A	$ 8.29

Class C: Net Asset Value and offering price per share ($6,650,468 ÷ 807,272 shares)A	$ 8.24

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($114,117,343 ÷ 13,632,396 shares)	$ 8.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,632,959 ÷ 911,487 shares)	$ 8.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends		$ 5,132,884
Special dividends		786,604
Interest		112,169
Income from Fidelity Central Funds		5,640
Income before foreign taxes withheld		6,037,297
Less foreign taxes withheld		(341,837)
Total income		5,695,460

Expenses
Management fee	$ 1,436,460
Transfer agent fees	498,396
Distribution and service plan fees	128,171
Accounting and security lending fees	92,187
Custodian fees and expenses	211,210
Independent trustees' compensation	978
Registration fees	81,995
Audit	62,082
Legal	658
Miscellaneous	1,418
Total expenses before reductions	2,513,555
Expense reductions	(160,094)	2,353,461
Net investment income (loss)		3,341,999
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,530,080
Foreign currency transactions	(102,414)
Total net realized gain (loss)		3,427,666
Change in net unrealized appreciation (depreciation) on: Investment securities	(17,515,193)
Assets and liabilities in foreign currencies	(8,519)
Total change in net unrealized appreciation (depreciation)		(17,523,712)
Net gain (loss)		(14,096,046)
Net increase (decrease) in net assets resulting from operations		$ (10,754,047)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,341,999	$ 1,510,417
Net realized gain (loss)	3,427,666	(3,213,726)
Change in net unrealized appreciation (depreciation)	(17,523,712)	29,135,993
Net increase (decrease) in net assets resulting from operations	(10,754,047)	27,432,684
Distributions to shareholders from net investment income	(1,835,361)	(816,015)
Distributions to shareholders from net realized gain	(302,617)	(391,419)
Total distributions	(2,137,978)	(1,207,434)
Share transactions - net increase (decrease)	(11,096,734)	22,045,599
Redemption fees	119,309	89,745
Total increase (decrease) in net assets	(23,869,450)	48,360,594

Net Assets
Beginning of period	166,571,760	118,211,166
End of period (including undistributed net investment income of $2,747,743 and undistributed net investment income of $1,374,218, respectively)	$ 142,702,310	$ 166,571,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.97	$ 7.26	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16 H	.07	.05	.04
Net realized and unrealized gain (loss)	(.70)	1.70	2.48	(5.31)
Total from investment operations	(.54)	1.77	2.53	(5.27)
Distributions from net investment income	(.08)	(.04)	(.03)	-
Distributions from net realized gain	(.02)	(.02)	-	-
Total distributions	(.10)	(.07) K	(.03)	-
Redemption fees added to paid in capital E	.01	.01	.01	.02
Net asset value, end of period	$ 8.34	$ 8.97	$ 7.26	$ 4.75
Total Return B, C, D	(6.05)%	24.66%	53.78%	(52.50)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.60%	1.69%	1.87%	2.50% A
Expenses net of fee waivers, if any	1.56%	1.50%	1.50%	1.50% A
Expenses net of all reductions	1.51%	1.38%	1.39%	1.23% A
Net investment income (loss)	1.70% H	.95%	.84%	1.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,260	$ 10,045	$ 4,817	$ 1,368
Portfolio turnover rate G	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distributions of $.07 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.96	$ 7.25	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13 H	.06	.04	.04
Net realized and unrealized gain (loss)	(.71)	1.69	2.47	(5.31)
Total from investment operations	(.58)	1.75	2.51	(5.27)
Distributions from net investment income	(.07)	(.03)	(.02)	-
Distributions from net realized gain	(.02)	(.02)	-	-
Total distributions	(.08) K	(.05)	(.02)	-
Redemption fees added to paid in capital E	.01	.01	.01	.02
Net asset value, end of period	$ 8.31	$ 8.96	$ 7.25	$ 4.75
Total Return B, C, D	(6.42)%	24.44%	53.20%	(52.50)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.87%	1.95%	2.15%	2.78% A
Expenses net of fee waivers, if any	1.84%	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.78%	1.62%	1.64%	1.49% A
Net investment income (loss)	1.42% H	.70%	.59%	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,502	$ 3,114	$ 1,560	$ 568
Portfolio turnover rate G	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distributions of $.08 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.93	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09 H	.02	.01	.02
Net realized and unrealized gain (loss)	(.71)	1.68	2.48	(5.31)
Total from investment operations	(.62)	1.70	2.49	(5.29)
Distributions from net investment income	(.02)	-	-	-
Distributions from net realized gain	(.01)	(.01)	-	-
Total distributions	(.03)	(.01)	-	-
Redemption fees added to paid in capital E	.01	.01	.01	.02
Net asset value, end of period	$ 8.29	$ 8.93	$ 7.23	$ 4.73
Total Return B, C, D	(6.85)%	23.72%	52.85%	(52.70)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.37%	2.47%	2.68%	3.32% A
Expenses net of fee waivers, if any	2.33%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.27%	2.12%	2.14%	1.99% A
Net investment income (loss)	.93% H	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 539	$ 822	$ 782	$ 487
Portfolio turnover rate G	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.90	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08 H	.02	.01	.02
Net realized and unrealized gain (loss)	(.69)	1.67	2.48	(5.31)
Total from investment operations	(.61)	1.69	2.49	(5.29)
Distributions from net investment income	(.05)	(.01)	-	-
Distributions from net realized gain	(.02)	(.02)	-	-
Total distributions	(.06) K	(.03)	-	-
Redemption fees added to paid in capital E	.01	.01	.01	.02
Net asset value, end of period	$ 8.24	$ 8.90	$ 7.23	$ 4.73
Total Return B, C, D	(6.79)%	23.61%	52.85%	(52.70)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.36%	2.45%	2.61%	3.28% A
Expenses net of fee waivers, if any	2.33%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.27%	2.13%	2.14%	1.99% A
Net investment income (loss)	.93% H	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,650	$ 5,151	$ 2,677	$ 741
Portfolio turnover rate G	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distributions of $.06 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.00	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.18 G	.09	.07	.05
Net realized and unrealized gain (loss)	(.71)	1.70	2.48	(5.31)
Total from investment operations	(.53)	1.79	2.55	(5.26)
Distributions from net investment income	(.09)	(.05)	(.04)	-
Distributions from net realized gain	(.02)	(.02)	-	-
Total distributions	(.11)	(.08) J	(.04)	-
Redemption fees added to paid in capital D	.01	.01	.01	.02
Net asset value, end of period	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Total Return B, C	(5.91)%	24.92%	54.15%	(52.40)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.35%	1.45%	1.61%	2.19% A
Expenses net of fee waivers, if any	1.31%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.25%	1.12%	1.14%	.98% A
Net investment income (loss)	1.95% G	1.21%	1.09%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 114,117	$ 140,270	$ 104,141	$ 32,535
Portfolio turnover rate F	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.00	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19 G	.09	.06	.05
Net realized and unrealized gain (loss)	(.72)	1.70	2.49	(5.31)
Total from investment operations	(.53)	1.79	2.55	(5.26)
Distributions from net investment income	(.09)	(.05)	(.04)	-
Distributions from net realized gain	(.02)	(.02)	-	-
Total distributions	(.11)	(.08) J	(.04)	-
Redemption fees added to paid in capital D	.01	.01	.01	.02
Net asset value, end of period	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Total Return B, C	(5.91)%	24.95%	54.15%	(52.40)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.26%	1.34%	1.60%	2.12% A
Expenses net of fee waivers, if any	1.24%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.19%	1.13%	1.14%	.98% A
Net investment income (loss)	2.02% G	1.20%	1.09%	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,633	$ 7,171	$ 4,235	$ 2,695
Portfolio turnover rate F	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.58%.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.08 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and foreign government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carry forwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 21,839,274
Gross unrealized depreciation	(14,802,561)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,036,713

Tax Cost	$ 135,836,155

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,747,743
Capital loss carryforward	$ (11,266,491)
Net unrealized appreciation (depreciation)	$ 7,034,254

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 2,137,978	$ 1,207,434

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $91,399,924 and $94,303,247, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 30,466	$ 2,908
Class T	.25%	.25%	18,756	28
Class B	.75%	.25%	7,308	5,498
Class C	.75%	.25%	71,641	32,384
			$ 128,171	$ 40,818

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,710
Class T	2,792
Class B*	2,575
Class C*	1,417
$ 18,494

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 34,413.28
Class T	11,646.31
Class B	2,238.31
Class C	20,980.29
Emerging Europe, Middle East, Africa (EMEA)	410,243.28
Institutional Class	18,876.20
	$ 498,396

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $145 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $554 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $25. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%-1.65%*	$ 4,071
Class T	1.75%-1.90%*	1,321
Class B	2.25%-2.40%*	321
Class C	2.25%-2.40%*	2,211
Emerging Europe, Middle East, Africa (EMEA)	1.25%-1.40%*	56,199
Institutional Class	1.25%-1.40%*	1,658
		$ 65,781

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $94,313 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 97,896	$ 26,924
Class T	26,168	5,586
Class B	1,907	-
Class C	32,267	2,308
Emerging Europe, Middle East, Africa (EMEA)	1,585,636	748,050
Institutional Class	91,487	33,147
Total	$ 1,835,361	$ 816,015
From net realized gain
Class A	$ 18,012	$ 15,761
Class T	5,690	5,156
Class B	902	1,284
Class C	9,924	9,232
Emerging Europe, Middle East, Africa (EMEA)	253,422	345,254
Institutional Class	14,667	14,732
Total	$ 302,617	$ 391,419

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	827,297	750,400	$ 7,697,437	$ 5,978,580
Reinvestment of distributions	10,020	5,604	92,483	40,683
Shares redeemed	(725,856)	(299,775)	(6,651,188)	(2,302,163)
Net increase (decrease)	111,461	456,229	$ 1,138,732	$ 3,717,100
Class T
Shares sold	164,342	258,490	$ 1,527,510	$ 2,070,251
Reinvestment of distributions	3,447	1,476	31,848	10,717
Shares redeemed	(94,003)	(127,308)	(862,784)	(967,322)
Net increase (decrease)	73,786	132,658	$ 696,574	$ 1,113,646
Class B
Shares sold	9,372	50,154	$ 87,632	$ 403,463
Reinvestment of distributions	285	173	2,673	1,261
Shares redeemed	(36,653)	(66,507)	(325,442)	(516,486)
Net increase (decrease)	(26,996)	(16,180)	$ (235,137)	$ (111,762)
Class C
Shares sold	438,284	353,916	$ 4,066,195	$ 2,814,751
Reinvestment of distributions	4,100	1,559	37,820	11,306
Shares redeemed	(213,656)	(147,366)	(1,892,778)	(1,102,603)
Net increase (decrease)	228,728	208,109	$ 2,211,237	$ 1,723,454
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	7,381,313	10,587,461	$ 68,910,601	$ 85,331,520
Reinvestment of distributions	187,137	144,800	1,730,170	1,051,250
Shares redeemed	(9,520,946)	(9,457,558)	(86,802,311)	(72,517,018)
Net increase (decrease)	(1,952,496)	1,274,703	$ (16,161,540)	$ 13,865,752
Institutional Class
Shares sold	597,666	319,437	$ 5,560,036	$ 2,551,378
Reinvestment of distributions	1,263	825	11,681	5,986
Shares redeemed	(484,423)	(105,236)	(4,318,317)	(819,955)
Net increase (decrease)	114,506	215,026	$ 1,253,400	$ 1,737,409

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund designates 100% of the dividend distributed during the fiscal year, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Europe,	12/13/2010	$0.050	$0.0115
Middle East, Africa (EMEA) Fund	12/31/2010	$0.011	$0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2010, the total returns of the retail class and Class B of the fund and the total returns of a broad-based securities market index ("benchmark").

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

* 0 To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management &
Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)(automated service graphic) 1-800-544-5555

(automated service graphic) Automated line for quickest service

(Fidelity Logo)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

EME-UANN-1211
1.861971.103

(Fidelity Logo)

Fidelity Advisor®

Emerging Europe,
Middle East, Africa (EMEA)

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2011

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® Emerging Europe,
Middle East, Africa (EMEA) Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	-11.46%	-6.00%
Class T (incl. 3.50% sales charge)	-9.70%	-5.61%
Class B (incl. contingent deferred sales charge) B	-11.49%	-5.93%
Class C (incl. contingent deferred sales charge) C	-7.72%	-5.11%

A From May 8, 2008.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Class A on May 8, 2008, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks concluded the 12-month period ending October 31, 2011, on a strong note, reversing direction in October amid hope for a resolution to the sovereign debt crisis in Europe. The brief rally, on top of a robust first half of the period, could only partially offset the negative impact of a five-month downturn that began in May and intensified in August and September, as investors began to flee riskier securities due to the debt debacle, concern the U.S. economy may contract and worry about a significant slowdown in China. For the year, the MSCI® Emerging Markets Index declined 7.44%, hampered in part by global currency fluctuation. The index gained roughly 13% in October, after falling 9% in August and about 15% in September. For the full year, returns across the individual country components of the emerging-markets index were decidedly negative. Several of the largest countries in the index struggled, especially India (-20%), China (-17%) and Brazil (-12%), as did Turkey (-34%). Conversely, South Korea had the strongest result, gaining about 7%, while another sizable index component, Russia, returned roughly 1%. Smaller constituents Indonesia (+5%) and Malaysia (+4%) also finished in positive territory. A trio of countries had negative returns but outpaced the index: Mexico (-1%), Taiwan (-2%) and South Africa (-3%).

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -6.05%, -6.42%, -6.85% and -6.79%, respectively (excluding sales charges), outperforming the -7.42% return of the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index. Stock selection within materials and telecommunication services helped, as did picks in Russia and an overweighting in South Africa. Individual contributors included Russian natural gas producer Novatek, three South African firms - coal company Exxaro Resources, Harmony Gold Mining and supermarket company Shoprite Holdings - and not owning underperforming index constituent OTP Bank, based in Hungary. On the down side, poor stock selection in consumer discretionary hurt, particularly in retailing. On a regional basis, the fund lost ground due to the negative currency effects of our South African investments and unfavorable security selection in Poland. Among the main individual detractors were Turkish banks Turkiye Garanti Bankasi and Turkiye Halk Bankasi - the latter of which was sold from the fund by period end - and underweighting Russian oil company and outperforming major index component Gazprom.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and African markets. As of October 31, 2011, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.56%
Actual		$ 1,000.00	$ 811.30	$ 7.12
HypotheticalA		$ 1,000.00	$ 1,017.34	$ 7.93
Class T	1.84%
Actual		$ 1,000.00	$ 809.90	$ 8.39
HypotheticalA		$ 1,000.00	$ 1,015.93	$ 9.35
Class B	2.32%
Actual		$ 1,000.00	$ 808.00	$ 10.57
HypotheticalA		$ 1,000.00	$ 1,013.51	$ 11.77
Class C	2.33%
Actual		$ 1,000.00	$ 807.80	$ 10.62
HypotheticalA		$ 1,000.00	$ 1,013.46	$ 11.82
Emerging Europe, Middle East, Africa (EMEA)	1.31%
Actual		$ 1,000.00	$ 811.80	$ 5.98
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.67
Institutional Class	1.23%
Actual		$ 1,000.00	$ 811.80	$ 5.62
HypotheticalA		$ 1,000.00	$ 1,019.00	$ 6.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
South Africa 46.7%
Russia 33.6%
Turkey 5.8%
Poland 3.3%
United Arab Emirates 2.3%
Nigeria 1.6%
Morocco 1.2%
Kenya 1.2%
Qatar 1.1%
Other* 3.2%

* Includes short-term investments and net other assets.
As of April 30, 2011
South Africa 45.0%
Russia 32.4%
Turkey 8.3%
United States of America* 3.6%
Poland 3.1%
United Arab Emirates 1.4%
Morocco 1.0%
Nigeria 1.0%
Kenya 0.9%
Other 3.3%

* Includes short-term investments and net other assets.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	96.1
Bonds	0.7	0.3
Short-Term Investments and Net Other Assets	0.4	3.6
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	8.7	9.3
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	7.9	6.2
Lukoil Oil Co. sponsored ADR (United Kingdom) (Russia, Oil, Gas & Consumable Fuels)	6.0	5.7
Sberbank of Russia (Russia, Commercial Banks)	5.6	5.1
Standard Bank Group Ltd. (South Africa, Commercial Banks)	4.3	3.8
OAO NOVATEK (Russia, Oil, Gas & Consumable Fuels)	4.0	3.3
Harmony Gold Mining Co. Ltd. (South Africa, Metals & Mining)	3.7	3.3
FirstRand Ltd. (South Africa, Diversified Financial Services)	3.3	2.9
Vodacom Group (Pty) Ltd. (South Africa, Wireless Telecommunication Services)	3.1	1.8
Shoprite Holdings Ltd. (South Africa, Food & Staples Retailing)	3.0	3.5
	49.6
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	26.7	27.5
Financials	23.4	24.0
Materials	14.9	14.7
Telecommunication Services	14.3	10.5
Consumer Staples	9.2	8.8
Consumer Discretionary	6.3	6.8
Industrials	1.7	1.9
Utilities	1.7	1.0
Health Care	0.7	0.7
Information Technology	0.3	0.2

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Bailiwick of Jersey - 0.8%
Randgold Resources Ltd.	9,700	$ 1,061,062
Canada - 0.3%
Silver Wheaton Corp.	13,000	448,874
Czech Republic - 0.6%
Philip Morris CR A/S	1,370	899,560
Kenya - 1.2%
British American Tobacco Kenya Ltd.	185,900	439,723
East African Breweries Ltd.	379,106	591,459
Safaricom Ltd.	15,803,616	477,210
Uchumi Supermarket Ltd. (a)	2,000,000	180,171
TOTAL KENYA		1,688,563
Morocco - 1.2%
Maroc Telecom SA	99,500	1,746,011
Nigeria - 1.6%
Guaranty Trust Bank PLC	3,807,451	349,066
Nigerian Breweries PLC	1,441,779	828,491
Skye Bank PLC	14,371,010	450,307
Zenith Bank PLC	7,356,200	595,887
TOTAL NIGERIA		2,223,751
Poland - 3.3%
Bank Polska Kasa Opieki SA	48,900	2,275,563
Eurocash SA	136,400	1,093,636
Polska Grupa Energetyczna SA	225,000	1,386,618
TOTAL POLAND		4,755,817
Qatar - 1.1%
Qatar National Bank SAQ	26,129	1,051,977
Vodafone Qatar QSC (a)	244,891	501,720
TOTAL QATAR		1,553,697
Russia - 31.8%
DIXY Group OJSC (a)	123,300	1,260,327
Lukoil Oil Co. sponsored ADR (United Kingdom)	147,895	8,607,489
Magnit OJSC	10,400	1,124,528
Magnit OJSC right 11/29/11 (a)	1,263	0
Novolipetsk Steel OJSC GDR (Reg. S)	30,600	832,932
OAO Gazprom	2,093,600	12,421,011
OAO NOVATEK	39,500	518,896
NOVATEK OAO GDR	37,100	5,208,840
Rosneft Oil Co. OJSC	32,800	236,696
Rosneft Oil Co. OJSC GDR (Reg. S)	247,700	1,762,386
Common Stocks - continued
	Shares	Value
Russia - continued
Sberbank of Russia	2,921,500	$ 7,927,577
Sistema JSFC sponsored GDR	26,300	450,782
TNK-BP Holding	786,500	2,151,883
Uralkali JSC	329,300	2,928,842
TOTAL RUSSIA		45,432,189
South Africa - 46.7%
Africa Cellular Towers Ltd. (a)	5,335,800	60,510
African Rainbow Minerals Ltd.	67,600	1,562,339
AngloGold Ashanti Ltd.	95,400	4,311,518
Aveng Ltd.	143,700	671,758
Cashbuild Ltd.	80,500	1,044,756
Clicks Group Ltd.	779,024	4,088,347
DRDGOLD Ltd.	1,024,814	675,744
Exxaro Resources Ltd.	125,700	2,843,031
FirstRand Ltd.	1,907,200	4,743,788
Foschini Ltd.	61,700	778,529
Harmony Gold Mining Co. Ltd.	404,700	5,290,930
Life Healthcare Group Holdings Ltd.	383,900	934,076
Mr Price Group Ltd.	153,400	1,476,728
MTN Group Ltd.	642,350	11,211,562
Nampak Ltd.	317,600	872,407
Naspers Ltd. Class N	28,200	1,350,216
Northam Platinum Ltd.	111,600	432,406
Paracon Holdings Ltd.	1,828,728	414,766
Pioneer Foods Ltd.	148,700	1,189,967
Raubex Group Ltd.	719,200	1,179,893
RMB Holdings Ltd.	258,400	815,609
Sanlam Ltd.	432,100	1,614,325
Sasol Ltd.	87,900	3,952,702
Shoprite Holdings Ltd.	296,200	4,340,942
Spur Corp. Ltd.	162,800	277,956
Standard Bank Group Ltd.	496,363	6,116,742
Vodacom Group (Pty) Ltd.	385,300	4,364,562
TOTAL SOUTH AFRICA		66,616,109
Turkey - 5.8%
Aygaz A/S	178,000	972,419
Bim Birlesik Magazalar A/S JSC	29,000	885,621
Koc Holding AS	159,000	568,291
Tupras-Turkiye Petrol Rafinerileri AS	32,000	723,880
Common Stocks - continued
	Shares	Value
Turkey - continued
Turk Telekomunikasyon AS	346,000	$ 1,467,553
Turkiye Garanti Bankasi AS	1,027,000	3,624,193
TOTAL TURKEY		8,241,957
United Arab Emirates - 2.3%
Dubai Financial Market PJSC (a)	4,758,417	1,334,378
Emirates NBD Bank PJSC (a)	418,373	389,555
First Gulf Bank PJSC	349,523	1,479,739
TOTAL UNITED ARAB EMIRATES		3,203,672
Zambia - 0.4%
Zambeef Products PLC	984,233	601,979
TOTAL COMMON STOCKS (Cost $130,573,013)		138,473,241
Nonconvertible Preferred Stocks - 1.8%

Russia - 1.8%
Surgutneftegaz JSC (Cost $2,598,642)	5,104,100	2,577,377
Nonconvertible Bonds - 0.3%
		Principal Amount
Multi-National - 0.3%
International Bank for Reconstruction & Development 8.2% 12/12/12 (Cost $511,604)	NGN	80,000,000	477,237
Government Obligations - 0.4%

Ghana - 0.4%
Ghana Republic 14.99% 3/11/13 (Cost $672,328)	GHS	950,000	599,847
Money Market Funds - 0.5%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b) (Cost $745,166)	745,166	$ 745,166
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $135,100,753)		142,872,868
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(170,558)
NET ASSETS - 100%		$ 142,702,310
Currency Abbreviations
GHS	-	Ghana Cedi
NGN	-	Nigerian naira
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,615
Fidelity Securities Lending Cash Central Fund	25
Total	$ 5,640
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
South Africa	$ 66,616,109	$ 52,385,215	$ 14,230,894	$ -
Russia	48,009,566	48,009,566	-	-
Turkey	8,241,957	8,241,957	-	-
Poland	4,755,817	4,755,817	-	-
United Arab Emirates	3,203,672	3,203,672	-	-
Nigeria	2,223,751	2,223,751	-	-
Morocco	1,746,011	1,746,011	-	-
Kenya	1,688,563	1,688,563	-	-
Qatar	1,553,697	1,553,697	-	-
Other	3,011,475	1,950,413	1,061,062	-
Corporate Bonds	477,237	-	477,237	-
Government Obligations	599,847	-	599,847	-
Money Market Funds	745,166	745,166	-	-
Total Investments in Securities:	$ 142,872,868	$ 126,503,828	$ 16,369,040	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $11,266,491 of which $7,410,645, $579,836 and $3,276,010 will expire in fiscal 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $134,355,587)	$ 142,127,702
Fidelity Central Funds (cost $745,166)	745,166
Total Investments (cost $135,100,753)		$ 142,872,868
Cash		160,278
Foreign currency held at value (cost $61)		61
Receivable for fund shares sold		148,502
Dividends receivable		179,461
Interest receivable		43,184
Distributions receivable from Fidelity Central Funds		66
Prepaid expenses		716
Other receivables		20,392
Total assets		143,425,528

Liabilities
Payable for investments purchased	$ 160,278
Payable for fund shares redeemed	349,022
Accrued management fee	91,946
Distribution and service plan fees payable	9,109
Other affiliated payables	41,379
Other payables and accrued expenses	71,484
Total liabilities		723,218

Net Assets		$ 142,702,310
Net Assets consist of:
Paid in capital		$ 144,186,805
Undistributed net investment income		2,747,743
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,001,894)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,769,656
Net Assets		$ 142,702,310

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,260,374 ÷ 1,230,909 shares)	$ 8.34

Maximum offering price per share (100/94.25 of $8.34)	$ 8.85
Class T: Net Asset Value and redemption price per share ($3,502,217 ÷ 421,495 shares)	$ 8.31

Maximum offering price per share (100/96.50 of $8.31)	$ 8.61
Class B: Net Asset Value and offering price per share ($538,949 ÷ 65,051 shares)A	$ 8.29

Class C: Net Asset Value and offering price per share ($6,650,468 ÷ 807,272 shares)A	$ 8.24

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($114,117,343 ÷ 13,632,396 shares)	$ 8.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,632,959 ÷ 911,487 shares)	$ 8.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends		$ 5,132,884
Special dividends		786,604
Interest		112,169
Income from Fidelity Central Funds		5,640
Income before foreign taxes withheld		6,037,297
Less foreign taxes withheld		(341,837)
Total income		5,695,460

Expenses
Management fee	$ 1,436,460
Transfer agent fees	498,396
Distribution and service plan fees	128,171
Accounting and security lending fees	92,187
Custodian fees and expenses	211,210
Independent trustees' compensation	978
Registration fees	81,995
Audit	62,082
Legal	658
Miscellaneous	1,418
Total expenses before reductions	2,513,555
Expense reductions	(160,094)	2,353,461
Net investment income (loss)		3,341,999
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,530,080
Foreign currency transactions	(102,414)
Total net realized gain (loss)		3,427,666
Change in net unrealized appreciation (depreciation) on: Investment securities	(17,515,193)
Assets and liabilities in foreign currencies	(8,519)
Total change in net unrealized appreciation (depreciation)		(17,523,712)
Net gain (loss)		(14,096,046)
Net increase (decrease) in net assets resulting from operations		$ (10,754,047)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,341,999	$ 1,510,417
Net realized gain (loss)	3,427,666	(3,213,726)
Change in net unrealized appreciation (depreciation)	(17,523,712)	29,135,993
Net increase (decrease) in net assets resulting from operations	(10,754,047)	27,432,684
Distributions to shareholders from net investment income	(1,835,361)	(816,015)
Distributions to shareholders from net realized gain	(302,617)	(391,419)
Total distributions	(2,137,978)	(1,207,434)
Share transactions - net increase (decrease)	(11,096,734)	22,045,599
Redemption fees	119,309	89,745
Total increase (decrease) in net assets	(23,869,450)	48,360,594

Net Assets
Beginning of period	166,571,760	118,211,166
End of period (including undistributed net investment income of $2,747,743 and undistributed net investment income of $1,374,218, respectively)	$ 142,702,310	$ 166,571,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.97	$ 7.26	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16 H	.07	.05	.04
Net realized and unrealized gain (loss)	(.70)	1.70	2.48	(5.31)
Total from investment operations	(.54)	1.77	2.53	(5.27)
Distributions from net investment income	(.08)	(.04)	(.03)	-
Distributions from net realized gain	(.02)	(.02)	-	-
Total distributions	(.10)	(.07) K	(.03)	-
Redemption fees added to paid in capital E	.01	.01	.01	.02
Net asset value, end of period	$ 8.34	$ 8.97	$ 7.26	$ 4.75
Total Return B, C, D	(6.05)%	24.66%	53.78%	(52.50)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.60%	1.69%	1.87%	2.50% A
Expenses net of fee waivers, if any	1.56%	1.50%	1.50%	1.50% A
Expenses net of all reductions	1.51%	1.38%	1.39%	1.23% A
Net investment income (loss)	1.70% H	.95%	.84%	1.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,260	$ 10,045	$ 4,817	$ 1,368
Portfolio turnover rate G	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distributions of $.07 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.96	$ 7.25	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13 H	.06	.04	.04
Net realized and unrealized gain (loss)	(.71)	1.69	2.47	(5.31)
Total from investment operations	(.58)	1.75	2.51	(5.27)
Distributions from net investment income	(.07)	(.03)	(.02)	-
Distributions from net realized gain	(.02)	(.02)	-	-
Total distributions	(.08) K	(.05)	(.02)	-
Redemption fees added to paid in capital E	.01	.01	.01	.02
Net asset value, end of period	$ 8.31	$ 8.96	$ 7.25	$ 4.75
Total Return B, C, D	(6.42)%	24.44%	53.20%	(52.50)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.87%	1.95%	2.15%	2.78% A
Expenses net of fee waivers, if any	1.84%	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.78%	1.62%	1.64%	1.49% A
Net investment income (loss)	1.42% H	.70%	.59%	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,502	$ 3,114	$ 1,560	$ 568
Portfolio turnover rate G	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distributions of $.08 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.93	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09 H	.02	.01	.02
Net realized and unrealized gain (loss)	(.71)	1.68	2.48	(5.31)
Total from investment operations	(.62)	1.70	2.49	(5.29)
Distributions from net investment income	(.02)	-	-	-
Distributions from net realized gain	(.01)	(.01)	-	-
Total distributions	(.03)	(.01)	-	-
Redemption fees added to paid in capital E	.01	.01	.01	.02
Net asset value, end of period	$ 8.29	$ 8.93	$ 7.23	$ 4.73
Total Return B, C, D	(6.85)%	23.72%	52.85%	(52.70)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.37%	2.47%	2.68%	3.32% A
Expenses net of fee waivers, if any	2.33%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.27%	2.12%	2.14%	1.99% A
Net investment income (loss)	.93% H	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 539	$ 822	$ 782	$ 487
Portfolio turnover rate G	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.90	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08 H	.02	.01	.02
Net realized and unrealized gain (loss)	(.69)	1.67	2.48	(5.31)
Total from investment operations	(.61)	1.69	2.49	(5.29)
Distributions from net investment income	(.05)	(.01)	-	-
Distributions from net realized gain	(.02)	(.02)	-	-
Total distributions	(.06) K	(.03)	-	-
Redemption fees added to paid in capital E	.01	.01	.01	.02
Net asset value, end of period	$ 8.24	$ 8.90	$ 7.23	$ 4.73
Total Return B, C, D	(6.79)%	23.61%	52.85%	(52.70)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.36%	2.45%	2.61%	3.28% A
Expenses net of fee waivers, if any	2.33%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.27%	2.13%	2.14%	1.99% A
Net investment income (loss)	.93% H	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,650	$ 5,151	$ 2,677	$ 741
Portfolio turnover rate G	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distributions of $.06 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.00	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.18 G	.09	.07	.05
Net realized and unrealized gain (loss)	(.71)	1.70	2.48	(5.31)
Total from investment operations	(.53)	1.79	2.55	(5.26)
Distributions from net investment income	(.09)	(.05)	(.04)	-
Distributions from net realized gain	(.02)	(.02)	-	-
Total distributions	(.11)	(.08) J	(.04)	-
Redemption fees added to paid in capital D	.01	.01	.01	.02
Net asset value, end of period	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Total Return B, C	(5.91)%	24.92%	54.15%	(52.40)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.35%	1.45%	1.61%	2.19% A
Expenses net of fee waivers, if any	1.31%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.25%	1.12%	1.14%	.98% A
Net investment income (loss)	1.95% G	1.21%	1.09%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 114,117	$ 140,270	$ 104,141	$ 32,535
Portfolio turnover rate F	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.00	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19 G	.09	.06	.05
Net realized and unrealized gain (loss)	(.72)	1.70	2.49	(5.31)
Total from investment operations	(.53)	1.79	2.55	(5.26)
Distributions from net investment income	(.09)	(.05)	(.04)	-
Distributions from net realized gain	(.02)	(.02)	-	-
Total distributions	(.11)	(.08) J	(.04)	-
Redemption fees added to paid in capital D	.01	.01	.01	.02
Net asset value, end of period	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Total Return B, C	(5.91)%	24.95%	54.15%	(52.40)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.26%	1.34%	1.60%	2.12% A
Expenses net of fee waivers, if any	1.24%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.19%	1.13%	1.14%	.98% A
Net investment income (loss)	2.02% G	1.20%	1.09%	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,633	$ 7,171	$ 4,235	$ 2,695
Portfolio turnover rate F	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.58%.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.08 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and foreign government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carry forwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 21,839,274
Gross unrealized depreciation	(14,802,561)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,036,713

Tax Cost	$ 135,836,155

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,747,743
Capital loss carryforward	$ (11,266,491)
Net unrealized appreciation (depreciation)	$ 7,034,254

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 2,137,978	$ 1,207,434

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $91,399,924 and $94,303,247, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 30,466	$ 2,908
Class T	.25%	.25%	18,756	28
Class B	.75%	.25%	7,308	5,498
Class C	.75%	.25%	71,641	32,384
			$ 128,171	$ 40,818

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,710
Class T	2,792
Class B*	2,575
Class C*	1,417
$ 18,494

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 34,413.28
Class T	11,646.31
Class B	2,238.31
Class C	20,980.29
Emerging Europe, Middle East, Africa (EMEA)	410,243.28
Institutional Class	18,876.20
	$ 498,396

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $145 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $554 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $25. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%-1.65%*	$ 4,071
Class T	1.75%-1.90%*	1,321
Class B	2.25%-2.40%*	321
Class C	2.25%-2.40%*	2,211
Emerging Europe, Middle East, Africa (EMEA)	1.25%-1.40%*	56,199
Institutional Class	1.25%-1.40%*	1,658
		$ 65,781

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $94,313 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 97,896	$ 26,924
Class T	26,168	5,586
Class B	1,907	-
Class C	32,267	2,308
Emerging Europe, Middle East, Africa (EMEA)	1,585,636	748,050
Institutional Class	91,487	33,147
Total	$ 1,835,361	$ 816,015
From net realized gain
Class A	$ 18,012	$ 15,761
Class T	5,690	5,156
Class B	902	1,284
Class C	9,924	9,232
Emerging Europe, Middle East, Africa (EMEA)	253,422	345,254
Institutional Class	14,667	14,732
Total	$ 302,617	$ 391,419

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	827,297	750,400	$ 7,697,437	$ 5,978,580
Reinvestment of distributions	10,020	5,604	92,483	40,683
Shares redeemed	(725,856)	(299,775)	(6,651,188)	(2,302,163)
Net increase (decrease)	111,461	456,229	$ 1,138,732	$ 3,717,100
Class T
Shares sold	164,342	258,490	$ 1,527,510	$ 2,070,251
Reinvestment of distributions	3,447	1,476	31,848	10,717
Shares redeemed	(94,003)	(127,308)	(862,784)	(967,322)
Net increase (decrease)	73,786	132,658	$ 696,574	$ 1,113,646
Class B
Shares sold	9,372	50,154	$ 87,632	$ 403,463
Reinvestment of distributions	285	173	2,673	1,261
Shares redeemed	(36,653)	(66,507)	(325,442)	(516,486)
Net increase (decrease)	(26,996)	(16,180)	$ (235,137)	$ (111,762)
Class C
Shares sold	438,284	353,916	$ 4,066,195	$ 2,814,751
Reinvestment of distributions	4,100	1,559	37,820	11,306
Shares redeemed	(213,656)	(147,366)	(1,892,778)	(1,102,603)
Net increase (decrease)	228,728	208,109	$ 2,211,237	$ 1,723,454
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	7,381,313	10,587,461	$ 68,910,601	$ 85,331,520
Reinvestment of distributions	187,137	144,800	1,730,170	1,051,250
Shares redeemed	(9,520,946)	(9,457,558)	(86,802,311)	(72,517,018)
Net increase (decrease)	(1,952,496)	1,274,703	$ (16,161,540)	$ 13,865,752
Institutional Class
Shares sold	597,666	319,437	$ 5,560,036	$ 2,551,378
Reinvestment of distributions	1,263	825	11,681	5,986
Shares redeemed	(484,423)	(105,236)	(4,318,317)	(819,955)
Net increase (decrease)	114,506	215,026	$ 1,253,400	$ 1,737,409

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A, T, B and C designate 100% of the dividend distributed during the fiscal year, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/13/2010	$0.044	$0.0115
	12/31/2010	$0.011	$0.0000
Class T	12/13/2010	$0.037	$0.0115
	12/31/2010	$0.011	$0.0000
Class B	12/13/2010	$0.011	$0.0115
	12/31/2010	$0.011	$0.0000
Class C	12/13/2010	$0.026	$0.0115
	12/31/2010	$0.011	$0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2010, the total returns of the retail class and Class B of the fund and the total returns of a broad-based securities market index ("benchmark").

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

AEME-UANN-1211
1.861988.103

(Fidelity Logo)

Fidelity Advisor®

Emerging Europe,
Middle East, Africa (EMEA)

Fund - Institutional Class

Annual Report

October 31, 2011

(Fidelity Cover Art)

Institutional Class is a
class of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fund A
Institutional Class	-5.91%	-4.15%

A From May 8, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Institutional Class on May 8, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks concluded the 12-month period ending October 31, 2011, on a strong note, reversing direction in October amid hope for a resolution to the sovereign debt crisis in Europe. The brief rally, on top of a robust first half of the period, could only partially offset the negative impact of a five-month downturn that began in May and intensified in August and September, as investors began to flee riskier securities due to the debt debacle, concern the U.S. economy may contract and worry about a significant slowdown in China. For the year, the MSCI® Emerging Markets Index declined 7.44%, hampered in part by global currency fluctuation. The index gained roughly 13% in October, after falling 9% in August and about 15% in September. For the full year, returns across the individual country components of the emerging-markets index were decidedly negative. Several of the largest countries in the index struggled, especially India (-20%), China (-17%) and Brazil (-12%), as did Turkey (-34%). Conversely, South Korea had the strongest result, gaining about 7%, while another sizable index component, Russia, returned roughly 1%. Smaller constituents Indonesia (+5%) and Malaysia (+4%) also finished in positive territory. A trio of countries had negative returns but outpaced the index: Mexico (-1%), Taiwan (-2%) and South Africa (-3%).

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund: For the year, the fund's Institutional Class shares returned -5.91%, outperforming the -7.42% return of the MSCI® EM (Emerging Markets) Europe, Middle East and Africa Index. Stock selection within materials and telecommunication services helped, as did picks in Russia and an overweighting in South Africa. Individual contributors included Russian natural gas producer Novatek, three South African firms - coal company Exxaro Resources, Harmony Gold Mining and supermarket company Shoprite Holdings - and not owning underperforming index constituent OTP Bank, based in Hungary. On the down side, poor stock selection in consumer discretionary hurt, particularly in retailing. On a regional basis, the fund lost ground due to the negative currency effects of our South African investments and unfavorable security selection in Poland. Among the main individual detractors were Turkish banks Turkiye Garanti Bankasi and Turkiye Halk Bankasi - the latter of which was sold from the fund by period end - and underweighting Russian oil company and outperforming major index component Gazprom.

Note to shareholders: The fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and African markets. As of October 31, 2011, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.56%
Actual		$ 1,000.00	$ 811.30	$ 7.12
HypotheticalA		$ 1,000.00	$ 1,017.34	$ 7.93
Class T	1.84%
Actual		$ 1,000.00	$ 809.90	$ 8.39
HypotheticalA		$ 1,000.00	$ 1,015.93	$ 9.35
Class B	2.32%
Actual		$ 1,000.00	$ 808.00	$ 10.57
HypotheticalA		$ 1,000.00	$ 1,013.51	$ 11.77
Class C	2.33%
Actual		$ 1,000.00	$ 807.80	$ 10.62
HypotheticalA		$ 1,000.00	$ 1,013.46	$ 11.82
Emerging Europe, Middle East, Africa (EMEA)	1.31%
Actual		$ 1,000.00	$ 811.80	$ 5.98
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.67
Institutional Class	1.23%
Actual		$ 1,000.00	$ 811.80	$ 5.62
HypotheticalA		$ 1,000.00	$ 1,019.00	$ 6.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
South Africa 46.7%
Russia 33.6%
Turkey 5.8%
Poland 3.3%
United Arab Emirates 2.3%
Nigeria 1.6%
Morocco 1.2%
Kenya 1.2%
Qatar 1.1%
Other* 3.2%

* Includes short-term investments and net other assets.
As of April 30, 2011
South Africa 45.0%
Russia 32.4%
Turkey 8.3%
United States of America* 3.6%
Poland 3.1%
United Arab Emirates 1.4%
Morocco 1.0%
Nigeria 1.0%
Kenya 0.9%
Other 3.3%

* Includes short-term investments and net other assets.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	96.1
Bonds	0.7	0.3
Short-Term Investments and Net Other Assets	0.4	3.6
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
OAO Gazprom (Russia, Oil, Gas & Consumable Fuels)	8.7	9.3
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	7.9	6.2
Lukoil Oil Co. sponsored ADR (United Kingdom) (Russia, Oil, Gas & Consumable Fuels)	6.0	5.7
Sberbank of Russia (Russia, Commercial Banks)	5.6	5.1
Standard Bank Group Ltd. (South Africa, Commercial Banks)	4.3	3.8
OAO NOVATEK (Russia, Oil, Gas & Consumable Fuels)	4.0	3.3
Harmony Gold Mining Co. Ltd. (South Africa, Metals & Mining)	3.7	3.3
FirstRand Ltd. (South Africa, Diversified Financial Services)	3.3	2.9
Vodacom Group (Pty) Ltd. (South Africa, Wireless Telecommunication Services)	3.1	1.8
Shoprite Holdings Ltd. (South Africa, Food & Staples Retailing)	3.0	3.5
	49.6
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	26.7	27.5
Financials	23.4	24.0
Materials	14.9	14.7
Telecommunication Services	14.3	10.5
Consumer Staples	9.2	8.8
Consumer Discretionary	6.3	6.8
Industrials	1.7	1.9
Utilities	1.7	1.0
Health Care	0.7	0.7
Information Technology	0.3	0.2

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Bailiwick of Jersey - 0.8%
Randgold Resources Ltd.	9,700	$ 1,061,062
Canada - 0.3%
Silver Wheaton Corp.	13,000	448,874
Czech Republic - 0.6%
Philip Morris CR A/S	1,370	899,560
Kenya - 1.2%
British American Tobacco Kenya Ltd.	185,900	439,723
East African Breweries Ltd.	379,106	591,459
Safaricom Ltd.	15,803,616	477,210
Uchumi Supermarket Ltd. (a)	2,000,000	180,171
TOTAL KENYA		1,688,563
Morocco - 1.2%
Maroc Telecom SA	99,500	1,746,011
Nigeria - 1.6%
Guaranty Trust Bank PLC	3,807,451	349,066
Nigerian Breweries PLC	1,441,779	828,491
Skye Bank PLC	14,371,010	450,307
Zenith Bank PLC	7,356,200	595,887
TOTAL NIGERIA		2,223,751
Poland - 3.3%
Bank Polska Kasa Opieki SA	48,900	2,275,563
Eurocash SA	136,400	1,093,636
Polska Grupa Energetyczna SA	225,000	1,386,618
TOTAL POLAND		4,755,817
Qatar - 1.1%
Qatar National Bank SAQ	26,129	1,051,977
Vodafone Qatar QSC (a)	244,891	501,720
TOTAL QATAR		1,553,697
Russia - 31.8%
DIXY Group OJSC (a)	123,300	1,260,327
Lukoil Oil Co. sponsored ADR (United Kingdom)	147,895	8,607,489
Magnit OJSC	10,400	1,124,528
Magnit OJSC right 11/29/11 (a)	1,263	0
Novolipetsk Steel OJSC GDR (Reg. S)	30,600	832,932
OAO Gazprom	2,093,600	12,421,011
OAO NOVATEK	39,500	518,896
NOVATEK OAO GDR	37,100	5,208,840
Rosneft Oil Co. OJSC	32,800	236,696
Rosneft Oil Co. OJSC GDR (Reg. S)	247,700	1,762,386
Common Stocks - continued
	Shares	Value
Russia - continued
Sberbank of Russia	2,921,500	$ 7,927,577
Sistema JSFC sponsored GDR	26,300	450,782
TNK-BP Holding	786,500	2,151,883
Uralkali JSC	329,300	2,928,842
TOTAL RUSSIA		45,432,189
South Africa - 46.7%
Africa Cellular Towers Ltd. (a)	5,335,800	60,510
African Rainbow Minerals Ltd.	67,600	1,562,339
AngloGold Ashanti Ltd.	95,400	4,311,518
Aveng Ltd.	143,700	671,758
Cashbuild Ltd.	80,500	1,044,756
Clicks Group Ltd.	779,024	4,088,347
DRDGOLD Ltd.	1,024,814	675,744
Exxaro Resources Ltd.	125,700	2,843,031
FirstRand Ltd.	1,907,200	4,743,788
Foschini Ltd.	61,700	778,529
Harmony Gold Mining Co. Ltd.	404,700	5,290,930
Life Healthcare Group Holdings Ltd.	383,900	934,076
Mr Price Group Ltd.	153,400	1,476,728
MTN Group Ltd.	642,350	11,211,562
Nampak Ltd.	317,600	872,407
Naspers Ltd. Class N	28,200	1,350,216
Northam Platinum Ltd.	111,600	432,406
Paracon Holdings Ltd.	1,828,728	414,766
Pioneer Foods Ltd.	148,700	1,189,967
Raubex Group Ltd.	719,200	1,179,893
RMB Holdings Ltd.	258,400	815,609
Sanlam Ltd.	432,100	1,614,325
Sasol Ltd.	87,900	3,952,702
Shoprite Holdings Ltd.	296,200	4,340,942
Spur Corp. Ltd.	162,800	277,956
Standard Bank Group Ltd.	496,363	6,116,742
Vodacom Group (Pty) Ltd.	385,300	4,364,562
TOTAL SOUTH AFRICA		66,616,109
Turkey - 5.8%
Aygaz A/S	178,000	972,419
Bim Birlesik Magazalar A/S JSC	29,000	885,621
Koc Holding AS	159,000	568,291
Tupras-Turkiye Petrol Rafinerileri AS	32,000	723,880
Common Stocks - continued
	Shares	Value
Turkey - continued
Turk Telekomunikasyon AS	346,000	$ 1,467,553
Turkiye Garanti Bankasi AS	1,027,000	3,624,193
TOTAL TURKEY		8,241,957
United Arab Emirates - 2.3%
Dubai Financial Market PJSC (a)	4,758,417	1,334,378
Emirates NBD Bank PJSC (a)	418,373	389,555
First Gulf Bank PJSC	349,523	1,479,739
TOTAL UNITED ARAB EMIRATES		3,203,672
Zambia - 0.4%
Zambeef Products PLC	984,233	601,979
TOTAL COMMON STOCKS (Cost $130,573,013)		138,473,241
Nonconvertible Preferred Stocks - 1.8%

Russia - 1.8%
Surgutneftegaz JSC (Cost $2,598,642)	5,104,100	2,577,377
Nonconvertible Bonds - 0.3%
		Principal Amount
Multi-National - 0.3%
International Bank for Reconstruction & Development 8.2% 12/12/12 (Cost $511,604)	NGN	80,000,000	477,237
Government Obligations - 0.4%

Ghana - 0.4%
Ghana Republic 14.99% 3/11/13 (Cost $672,328)	GHS	950,000	599,847
Money Market Funds - 0.5%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b) (Cost $745,166)	745,166	$ 745,166
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $135,100,753)		142,872,868
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(170,558)
NET ASSETS - 100%		$ 142,702,310
Currency Abbreviations
GHS	-	Ghana Cedi
NGN	-	Nigerian naira
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,615
Fidelity Securities Lending Cash Central Fund	25
Total	$ 5,640
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
South Africa	$ 66,616,109	$ 52,385,215	$ 14,230,894	$ -
Russia	48,009,566	48,009,566	-	-
Turkey	8,241,957	8,241,957	-	-
Poland	4,755,817	4,755,817	-	-
United Arab Emirates	3,203,672	3,203,672	-	-
Nigeria	2,223,751	2,223,751	-	-
Morocco	1,746,011	1,746,011	-	-
Kenya	1,688,563	1,688,563	-	-
Qatar	1,553,697	1,553,697	-	-
Other	3,011,475	1,950,413	1,061,062	-
Corporate Bonds	477,237	-	477,237	-
Government Obligations	599,847	-	599,847	-
Money Market Funds	745,166	745,166	-	-
Total Investments in Securities:	$ 142,872,868	$ 126,503,828	$ 16,369,040	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $11,266,491 of which $7,410,645, $579,836 and $3,276,010 will expire in fiscal 2016, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $134,355,587)	$ 142,127,702
Fidelity Central Funds (cost $745,166)	745,166
Total Investments (cost $135,100,753)		$ 142,872,868
Cash		160,278
Foreign currency held at value (cost $61)		61
Receivable for fund shares sold		148,502
Dividends receivable		179,461
Interest receivable		43,184
Distributions receivable from Fidelity Central Funds		66
Prepaid expenses		716
Other receivables		20,392
Total assets		143,425,528

Liabilities
Payable for investments purchased	$ 160,278
Payable for fund shares redeemed	349,022
Accrued management fee	91,946
Distribution and service plan fees payable	9,109
Other affiliated payables	41,379
Other payables and accrued expenses	71,484
Total liabilities		723,218

Net Assets		$ 142,702,310
Net Assets consist of:
Paid in capital		$ 144,186,805
Undistributed net investment income		2,747,743
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,001,894)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		7,769,656
Net Assets		$ 142,702,310

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,260,374 ÷ 1,230,909 shares)	$ 8.34

Maximum offering price per share (100/94.25 of $8.34)	$ 8.85
Class T: Net Asset Value and redemption price per share ($3,502,217 ÷ 421,495 shares)	$ 8.31

Maximum offering price per share (100/96.50 of $8.31)	$ 8.61
Class B: Net Asset Value and offering price per share ($538,949 ÷ 65,051 shares)A	$ 8.29

Class C: Net Asset Value and offering price per share ($6,650,468 ÷ 807,272 shares)A	$ 8.24

Emerging Europe, Middle East, Africa (EMEA): Net Asset Value, offering price and redemption price per share ($114,117,343 ÷ 13,632,396 shares)	$ 8.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,632,959 ÷ 911,487 shares)	$ 8.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends		$ 5,132,884
Special dividends		786,604
Interest		112,169
Income from Fidelity Central Funds		5,640
Income before foreign taxes withheld		6,037,297
Less foreign taxes withheld		(341,837)
Total income		5,695,460

Expenses
Management fee	$ 1,436,460
Transfer agent fees	498,396
Distribution and service plan fees	128,171
Accounting and security lending fees	92,187
Custodian fees and expenses	211,210
Independent trustees' compensation	978
Registration fees	81,995
Audit	62,082
Legal	658
Miscellaneous	1,418
Total expenses before reductions	2,513,555
Expense reductions	(160,094)	2,353,461
Net investment income (loss)		3,341,999
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,530,080
Foreign currency transactions	(102,414)
Total net realized gain (loss)		3,427,666
Change in net unrealized appreciation (depreciation) on: Investment securities	(17,515,193)
Assets and liabilities in foreign currencies	(8,519)
Total change in net unrealized appreciation (depreciation)		(17,523,712)
Net gain (loss)		(14,096,046)
Net increase (decrease) in net assets resulting from operations		$ (10,754,047)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,341,999	$ 1,510,417
Net realized gain (loss)	3,427,666	(3,213,726)
Change in net unrealized appreciation (depreciation)	(17,523,712)	29,135,993
Net increase (decrease) in net assets resulting from operations	(10,754,047)	27,432,684
Distributions to shareholders from net investment income	(1,835,361)	(816,015)
Distributions to shareholders from net realized gain	(302,617)	(391,419)
Total distributions	(2,137,978)	(1,207,434)
Share transactions - net increase (decrease)	(11,096,734)	22,045,599
Redemption fees	119,309	89,745
Total increase (decrease) in net assets	(23,869,450)	48,360,594

Net Assets
Beginning of period	166,571,760	118,211,166
End of period (including undistributed net investment income of $2,747,743 and undistributed net investment income of $1,374,218, respectively)	$ 142,702,310	$ 166,571,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.97	$ 7.26	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16 H	.07	.05	.04
Net realized and unrealized gain (loss)	(.70)	1.70	2.48	(5.31)
Total from investment operations	(.54)	1.77	2.53	(5.27)
Distributions from net investment income	(.08)	(.04)	(.03)	-
Distributions from net realized gain	(.02)	(.02)	-	-
Total distributions	(.10)	(.07) K	(.03)	-
Redemption fees added to paid in capital E	.01	.01	.01	.02
Net asset value, end of period	$ 8.34	$ 8.97	$ 7.26	$ 4.75
Total Return B, C, D	(6.05)%	24.66%	53.78%	(52.50)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.60%	1.69%	1.87%	2.50% A
Expenses net of fee waivers, if any	1.56%	1.50%	1.50%	1.50% A
Expenses net of all reductions	1.51%	1.38%	1.39%	1.23% A
Net investment income (loss)	1.70% H	.95%	.84%	1.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,260	$ 10,045	$ 4,817	$ 1,368
Portfolio turnover rate G	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distributions of $.07 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.96	$ 7.25	$ 4.75	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13 H	.06	.04	.04
Net realized and unrealized gain (loss)	(.71)	1.69	2.47	(5.31)
Total from investment operations	(.58)	1.75	2.51	(5.27)
Distributions from net investment income	(.07)	(.03)	(.02)	-
Distributions from net realized gain	(.02)	(.02)	-	-
Total distributions	(.08) K	(.05)	(.02)	-
Redemption fees added to paid in capital E	.01	.01	.01	.02
Net asset value, end of period	$ 8.31	$ 8.96	$ 7.25	$ 4.75
Total Return B, C, D	(6.42)%	24.44%	53.20%	(52.50)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.87%	1.95%	2.15%	2.78% A
Expenses net of fee waivers, if any	1.84%	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.78%	1.62%	1.64%	1.49% A
Net investment income (loss)	1.42% H	.70%	.59%	.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,502	$ 3,114	$ 1,560	$ 568
Portfolio turnover rate G	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distributions of $.08 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.93	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09 H	.02	.01	.02
Net realized and unrealized gain (loss)	(.71)	1.68	2.48	(5.31)
Total from investment operations	(.62)	1.70	2.49	(5.29)
Distributions from net investment income	(.02)	-	-	-
Distributions from net realized gain	(.01)	(.01)	-	-
Total distributions	(.03)	(.01)	-	-
Redemption fees added to paid in capital E	.01	.01	.01	.02
Net asset value, end of period	$ 8.29	$ 8.93	$ 7.23	$ 4.73
Total Return B, C, D	(6.85)%	23.72%	52.85%	(52.70)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.37%	2.47%	2.68%	3.32% A
Expenses net of fee waivers, if any	2.33%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.27%	2.12%	2.14%	1.99% A
Net investment income (loss)	.93% H	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 539	$ 822	$ 782	$ 487
Portfolio turnover rate G	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.90	$ 7.23	$ 4.73	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.08 H	.02	.01	.02
Net realized and unrealized gain (loss)	(.69)	1.67	2.48	(5.31)
Total from investment operations	(.61)	1.69	2.49	(5.29)
Distributions from net investment income	(.05)	(.01)	-	-
Distributions from net realized gain	(.02)	(.02)	-	-
Total distributions	(.06) K	(.03)	-	-
Redemption fees added to paid in capital E	.01	.01	.01	.02
Net asset value, end of period	$ 8.24	$ 8.90	$ 7.23	$ 4.73
Total Return B, C, D	(6.79)%	23.61%	52.85%	(52.70)%
Ratios to Average Net Assets F, J
Expenses before reductions	2.36%	2.45%	2.61%	3.28% A
Expenses net of fee waivers, if any	2.33%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.27%	2.13%	2.14%	1.99% A
Net investment income (loss)	.93% H	.20%	.09%	.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,650	$ 5,151	$ 2,677	$ 741
Portfolio turnover rate G	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

I For the period May 8, 2008 (commencement of operations) to October 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distributions of $.06 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Europe, Middle East, Africa (EMEA)

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.00	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.18 G	.09	.07	.05
Net realized and unrealized gain (loss)	(.71)	1.70	2.48	(5.31)
Total from investment operations	(.53)	1.79	2.55	(5.26)
Distributions from net investment income	(.09)	(.05)	(.04)	-
Distributions from net realized gain	(.02)	(.02)	-	-
Total distributions	(.11)	(.08) J	(.04)	-
Redemption fees added to paid in capital D	.01	.01	.01	.02
Net asset value, end of period	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Total Return B, C	(5.91)%	24.92%	54.15%	(52.40)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.35%	1.45%	1.61%	2.19% A
Expenses net of fee waivers, if any	1.31%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.25%	1.12%	1.14%	.98% A
Net investment income (loss)	1.95% G	1.21%	1.09%	1.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 114,117	$ 140,270	$ 104,141	$ 32,535
Portfolio turnover rate F	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.51%.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.00	$ 7.28	$ 4.76	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.19 G	.09	.06	.05
Net realized and unrealized gain (loss)	(.72)	1.70	2.49	(5.31)
Total from investment operations	(.53)	1.79	2.55	(5.26)
Distributions from net investment income	(.09)	(.05)	(.04)	-
Distributions from net realized gain	(.02)	(.02)	-	-
Total distributions	(.11)	(.08) J	(.04)	-
Redemption fees added to paid in capital D	.01	.01	.01	.02
Net asset value, end of period	$ 8.37	$ 9.00	$ 7.28	$ 4.76
Total Return B, C	(5.91)%	24.95%	54.15%	(52.40)%
Ratios to Average Net Assets E, I
Expenses before reductions	1.26%	1.34%	1.60%	2.12% A
Expenses net of fee waivers, if any	1.24%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.19%	1.13%	1.14%	.98% A
Net investment income (loss)	2.02% G	1.20%	1.09%	1.46% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,633	$ 7,171	$ 4,235	$ 2,695
Portfolio turnover rate F	53%	96%	58%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.58%.

H For the period May 8, 2008 (commencement of operations) to October 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $.08 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and foreign government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carry forwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 21,839,274
Gross unrealized depreciation	(14,802,561)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,036,713

Tax Cost	$ 135,836,155

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,747,743
Capital loss carryforward	$ (11,266,491)
Net unrealized appreciation (depreciation)	$ 7,034,254

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 2,137,978	$ 1,207,434

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $91,399,924 and $94,303,247, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 30,466	$ 2,908
Class T	.25%	.25%	18,756	28
Class B	.75%	.25%	7,308	5,498
Class C	.75%	.25%	71,641	32,384
			$ 128,171	$ 40,818

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,710
Class T	2,792
Class B*	2,575
Class C*	1,417
$ 18,494

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 34,413.28
Class T	11,646.31
Class B	2,238.31
Class C	20,980.29
Emerging Europe, Middle East, Africa (EMEA)	410,243.28
Institutional Class	18,876.20
	$ 498,396

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $145 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $554 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $25. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%-1.65%*	$ 4,071
Class T	1.75%-1.90%*	1,321
Class B	2.25%-2.40%*	321
Class C	2.25%-2.40%*	2,211
Emerging Europe, Middle East, Africa (EMEA)	1.25%-1.40%*	56,199
Institutional Class	1.25%-1.40%*	1,658
		$ 65,781

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $94,313 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 97,896	$ 26,924
Class T	26,168	5,586
Class B	1,907	-
Class C	32,267	2,308
Emerging Europe, Middle East, Africa (EMEA)	1,585,636	748,050
Institutional Class	91,487	33,147
Total	$ 1,835,361	$ 816,015
From net realized gain
Class A	$ 18,012	$ 15,761
Class T	5,690	5,156
Class B	902	1,284
Class C	9,924	9,232
Emerging Europe, Middle East, Africa (EMEA)	253,422	345,254
Institutional Class	14,667	14,732
Total	$ 302,617	$ 391,419

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	827,297	750,400	$ 7,697,437	$ 5,978,580
Reinvestment of distributions	10,020	5,604	92,483	40,683
Shares redeemed	(725,856)	(299,775)	(6,651,188)	(2,302,163)
Net increase (decrease)	111,461	456,229	$ 1,138,732	$ 3,717,100
Class T
Shares sold	164,342	258,490	$ 1,527,510	$ 2,070,251
Reinvestment of distributions	3,447	1,476	31,848	10,717
Shares redeemed	(94,003)	(127,308)	(862,784)	(967,322)
Net increase (decrease)	73,786	132,658	$ 696,574	$ 1,113,646
Class B
Shares sold	9,372	50,154	$ 87,632	$ 403,463
Reinvestment of distributions	285	173	2,673	1,261
Shares redeemed	(36,653)	(66,507)	(325,442)	(516,486)
Net increase (decrease)	(26,996)	(16,180)	$ (235,137)	$ (111,762)
Class C
Shares sold	438,284	353,916	$ 4,066,195	$ 2,814,751
Reinvestment of distributions	4,100	1,559	37,820	11,306
Shares redeemed	(213,656)	(147,366)	(1,892,778)	(1,102,603)
Net increase (decrease)	228,728	208,109	$ 2,211,237	$ 1,723,454
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	7,381,313	10,587,461	$ 68,910,601	$ 85,331,520
Reinvestment of distributions	187,137	144,800	1,730,170	1,051,250
Shares redeemed	(9,520,946)	(9,457,558)	(86,802,311)	(72,517,018)
Net increase (decrease)	(1,952,496)	1,274,703	$ (16,161,540)	$ 13,865,752
Institutional Class
Shares sold	597,666	319,437	$ 5,560,036	$ 2,551,378
Reinvestment of distributions	1,263	825	11,681	5,986
Shares redeemed	(484,423)	(105,236)	(4,318,317)	(819,955)
Net increase (decrease)	114,506	215,026	$ 1,253,400	$ 1,737,409

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period May 8, 2008 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividend distributed during the fiscal year, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/13/2010	$0.050	$0.0115
	12/31/2010	$0.011	$0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2010, the total returns of the retail class and Class B of the fund and the total returns of a broad-based securities market index ("benchmark").

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank & Trust Company
Quincy, MA

AEMEI-UANN-1211
1.861980.103

Fidelity®
Global Commodity Stock
Fund

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fund A
Fidelity® Global Commodity Stock Fund	-1.59%	18.35%

A From March 25, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Commodity Stock Fund, a class of the fund, on March 25, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity® Global Commodity Stock Fund: For the year, the fund's Retail Class shares returned -1.59%, lagging the -1.10% result of the MSCI® ACWI® (All Country World Index) Commodity Producers Sector Capped Index. Stock picking in coal/consumable fuels and oil/gas exploration and production (E&P) detracted, as did positioning in integrated oil/gas. Detractors included coal-producer Alpha Natural Resources and Australian uranium company Paladin Energy. Underweightings in strong-performing integrated oil/gas companies ConocoPhillips and Royal Dutch Shell and overweightings in E&P companies Niko Resources and Petrobank Energy & Resources also hurt. Conversely, the fund benefited from an overweighting in the outperforming gold group, including Barrick Gold and Newmont Mining. Oil/gas equipment and services stocks, such as ION Geophysical, Halliburton and C&J Energy Services also helped, as did oil/gas refining and marketing names CVR Energy, Frontier Oil, Tesoro, Holly and Valero Energy. Frontier Oil and Holly merged during the period. Several of the stocks I've mentioned were not in the index or were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.31%
Actual		$ 1,000.00	$ 821.50	$ 6.01
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.67
Class T	1.60%
Actual		$ 1,000.00	$ 820.00	$ 7.34
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.13
Class B	2.09%
Actual		$ 1,000.00	$ 817.90	$ 9.58
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.09%
Actual		$ 1,000.00	$ 817.80	$ 9.58
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Global Commodity Stock	1.06%
Actual		$ 1,000.00	$ 822.20	$ 4.87
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Institutional Class	1.02%
Actual		$ 1,000.00	$ 822.70	$ 4.69
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.3	4.9
BHP Billiton PLC	5.0	5.1
Potash Corp. of Saskatchewan, Inc.	4.1	3.8
Royal Dutch Shell PLC Class A (United Kingdom)	3.1	2.8
Chevron Corp.	2.9	2.4
Syngenta AG (Switzerland)	2.8	2.3
Rio Tinto PLC	2.7	3.1
Monsanto Co.	2.6	1.7
Goldcorp, Inc.	2.0	1.2
Barrick Gold Corp.	2.0	1.3
	32.5
Top Sectors (% of fund's net assets)
As of October 31, 2011
Energy 37.9%
Metals 31.8%
Agriculture 22.8%
Other 6.2%
Short-Term Investments and Net Other Assets 1.3%

As of April 30, 2011
Energy 36.2%
Metals 34.3%
Agriculture 23.8%
Other 5.2%
Short-Term Investments and Net Other Assets 0.5%

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CHEMICALS - 18.0%
Commodity Chemicals - 0.0%
Braskem SA (PN-A)	26,500	$ 236,111
Grasim Industries Ltd.	734	38,980
		275,091
Fertilizers & Agricultural Chemicals - 17.9%
Agrium, Inc.	121,200	9,991,690
CF Industries Holdings, Inc.	58,772	9,536,932
China Bluechemical Ltd. (H shares)	1,122,000	879,234
Incitec Pivot Ltd.	411,186	1,489,514
Israel Chemicals Ltd.	443,600	5,337,885
Israel Corp. Ltd. (Class A)	1,000	736,552
K&S AG	129,907	8,268,903
Monsanto Co.	278,300	20,246,325
Potash Corp. of Saskatchewan, Inc.	669,700	31,696,289
Sinofert Holdings Ltd.	2,060,000	676,070
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	8,400	491,400
Syngenta AG (Switzerland)	72,182	22,001,638
Taiwan Fertilizer Co. Ltd.	161,000	414,969
The Mosaic Co.	242,300	14,189,088
United Phosphorous Ltd.	66,056	197,668
Uralkali JSC GDR (Reg. S)	137,900	5,984,860
Yara International ASA	153,500	7,311,624
		139,450,641
Specialty Chemicals - 0.1%
LyondellBasell Industries NV Class A	13,700	450,182
OMNOVA Solutions, Inc. (a)	113,301	501,923
		952,105
TOTAL CHEMICALS		140,677,837
CONSTRUCTION & ENGINEERING - 1.4%
Construction & Engineering - 1.4%
Fluor Corp.	59,100	3,359,835
Foster Wheeler AG (a)	302,700	6,453,564
Shaw Group, Inc. (a)	36,300	844,338
		10,657,737
CONTAINERS & PACKAGING - 0.4%
Paper Packaging - 0.4%
Greatview Aseptic Pack Co. Ltd.	2,810,000	1,043,465
Common Stocks - continued
	Shares	Value
CONTAINERS & PACKAGING - CONTINUED
Paper Packaging - continued
Rock-Tenn Co. Class A	18,900	$ 1,118,691
Smurfit Kappa Group PLC (a)	98,000	678,247
		2,840,403
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Other Diversified Financial Services - 0.0%
Polymetal International PLC	1,350	19,974
ELECTRICAL EQUIPMENT - 0.4%
Electrical Components & Equipment - 0.4%
Regal-Beloit Corp.	59,202	3,145,402
ENERGY EQUIPMENT & SERVICES - 5.3%
Oil & Gas Drilling - 2.9%
Cathedral Energy Services Ltd.	96,370	647,719
Ensco International Ltd. ADR	16,700	829,322
Helmerich & Payne, Inc.	2,000	106,360
Nabors Industries Ltd. (a)	43,100	790,023
Noble Corp.	66,700	2,397,198
PHX Energy Services Corp.	3,600	37,017
Transocean Ltd. (United States)	212,800	12,161,520
Trinidad Drilling Ltd.	302,171	2,364,382
Tuscany International Drilling, Inc. (a)	415,000	283,092
Unit Corp. (a)	4,400	215,864
Vantage Drilling Co. (a)	2,135,982	2,904,936
		22,737,433
Oil & Gas Equipment & Services - 2.4%
Aker Solutions ASA	67,800	788,500
Baker Hughes, Inc.	37,080	2,150,269
Cal Dive International, Inc. (a)	87,700	196,448
Cameron International Corp. (a)	700	34,398
Compagnie Generale de Geophysique SA (a)	81,600	1,783,169
Halliburton Co.	83,500	3,119,560
ION Geophysical Corp. (a)	1,237,600	9,430,512
McDermott International, Inc. (a)	17,500	192,150
Saipem SpA	18,781	842,109
Schlumberger Ltd.	700	51,429
		18,588,544
TOTAL ENERGY EQUIPMENT & SERVICES		41,325,977
Common Stocks - continued
	Shares	Value
FOOD PRODUCTS - 3.4%
Agricultural Products - 3.4%
Archer Daniels Midland Co.	502,800	$ 14,551,032
Bunge Ltd.	113,500	7,010,895
Chaoda Modern Agriculture (Holdings) Ltd.	2,320,000	328,493
China Agri-Industries Holding Ltd.	1,295,000	1,032,374
Corn Products International, Inc.	6,400	310,400
Cosan Ltd. Class A	66,400	796,800
Golden Agri-Resources Ltd.	1,700,000	869,958
PT Charoen Pokphand Indonesia Tbk	85,000	25,312
Suedzucker AG (Bearer)	1,100	32,265
Viterra, Inc.	9,900	101,895
Wilmar International Ltd.	273,000	1,178,344
		26,237,768
MACHINERY - 1.6%
Construction & Farm Machinery & Heavy Trucks - 1.6%
Caterpillar, Inc.	2,800	264,488
Cummins, Inc.	11,200	1,113,616
Fiat Industrial SpA (a)	817,500	7,133,088
Jain Irrigation Systems Ltd.	1,197,816	3,052,091
Joy Global, Inc.	8,900	776,080
		12,339,363
Industrial Machinery - 0.0%
Sandvik AB	32,000	442,485
TOTAL MACHINERY		12,781,848
METALS & MINING - 31.8%
Aluminum - 0.3%
Alcoa, Inc.	204,400	2,199,344
Diversified Metals & Mining - 13.7%
Anglo American PLC (United Kingdom)	276,251	10,189,260
Antofagasta PLC	1,100	20,644
BHP Billiton PLC	1,228,316	38,686,256
Copper Mountain Mining Corp. (a)	721,400	3,849,975
Eurasian Natural Resources Corp. PLC	31,500	333,332
First Quantum Minerals Ltd.	158,500	3,324,708
Freeport-McMoRan Copper & Gold, Inc.	209,500	8,434,470
Glencore International PLC (e)	5,300	37,333
Grupo Mexico SA de CV Series B	89,182	247,792
Iluka Resources Ltd.	10,483	174,293
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Diversified Metals & Mining - continued
Ivanhoe Australia Ltd. (a)	478,448	$ 532,063
Ivanhoe Mines Ltd. (a)	84,540	1,730,066
Kazakhmys PLC	116,700	1,740,704
Lynas Corp. Ltd. (a)	385,000	476,413
Major Drilling Group International, Inc.	3,600	48,140
Mitsubishi Materials Corp.	123,000	326,992
OJSC MMC Norilsk Nickel sponsored ADR	1,700	32,725
Rio Tinto PLC	382,987	20,723,044
Sterlite Industries (India) Ltd.	148,488	384,181
Sumitomo Metal Mining Co. Ltd.	101,000	1,390,494
Teck Resources Ltd. Class B (sub. vtg.)	118,800	4,762,249
Vedanta Resources PLC	3,500	71,935
Walter Energy, Inc.	22,800	1,724,820
Xstrata PLC	480,391	8,077,165
		107,319,054
Gold - 11.0%
Agnico-Eagle Mines Ltd. (Canada)	109,400	4,745,404
AngloGold Ashanti Ltd. sponsored ADR	147,800	6,682,038
Barrick Gold Corp.	320,500	15,821,643
Centerra Gold, Inc.	33,200	658,105
Compania de Minas Buenaventura SA sponsored ADR	39,300	1,608,549
Eldorado Gold Corp.	117,400	2,205,850
Franco-Nevada Corp.	7,300	289,188
Gold Fields Ltd. sponsored ADR	167,100	2,912,553
Goldcorp, Inc.	325,700	15,846,366
Harmony Gold Mining Co. Ltd. sponsored ADR	158,500	2,081,105
IAMGOLD Corp.	85,100	1,829,456
Kingsgate Consolidated NL	309,515	2,440,465
Kinross Gold Corp.	482,005	6,870,934
Kinross Gold Corp. warrants 9/17/14 (a)	2,772	6,729
New Gold, Inc. (a)	38,800	480,694
Newcrest Mining Ltd.	212,457	7,509,335
Newmont Mining Corp.	132,000	8,821,560
Osisko Mining Corp. (a)	65,500	789,798
Randgold Resources Ltd. sponsored ADR	20,100	2,202,357
Yamana Gold, Inc.	137,700	2,055,451
		85,857,580
Precious Metals & Minerals - 1.2%
African Minerals Ltd. (a)	521,600	3,705,563
Anglo Platinum Ltd.	11,100	803,447
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Precious Metals & Minerals - continued
Aquarius Platinum Ltd. (United Kingdom)	147,000	$ 439,714
Impala Platinum Holdings Ltd.	14,300	330,567
Lonmin PLC	10,422	182,356
Northam Platinum Ltd.	30,500	118,175
Pan American Silver Corp.	19,600	548,016
Silver Standard Resources, Inc. (a)	37,500	734,625
Silver Wheaton Corp.	73,400	2,534,411
		9,396,874
Steel - 5.6%
Allegheny Technologies, Inc.	26,800	1,243,520
ArcelorMittal SA Class A unit (e)	166,200	3,445,326
BlueScope Steel Ltd.	338,804	296,424
China Steel Corp.	1,160,260	1,154,352
Cliffs Natural Resources, Inc.	31,300	2,135,286
Fortescue Metals Group Ltd.	706,010	3,546,514
Gerdau SA sponsored ADR	194,200	1,751,684
Hyundai Steel Co.	2,003	181,084
JFE Holdings, Inc.	41,600	791,856
Jindal Steel & Power Ltd.	91,751	1,051,587
JSW Steel Ltd.	14,016	187,130
Kobe Steel Ltd.	160,000	267,628
London Mining PLC (a)	75,300	386,604
Maanshan Iron & Steel Ltd. (H Shares)	4,285,000	1,275,767
Magnitogorsk Iron & Steel Works OJSC unit	47,700	295,502
Nippon Steel Corp.	196,000	511,080
Nucor Corp.	900	34,002
OneSteel Ltd.	396,960	504,893
POSCO	11,540	3,983,560
Reliance Steel & Aluminum Co.	19,000	839,610
Tata Steel Ltd.	53,417	526,019
Ternium SA sponsored ADR	10,900	267,486
Thyssenkrupp AG	69,200	1,997,197
United States Steel Corp. (e)	28,800	730,368
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	37,700	259,061
Vale SA (PN-A) sponsored ADR (e)	631,200	14,896,320
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Voestalpine AG	16,400	$ 567,399
Yamato Kogyo Co. Ltd.	9,100	230,210
		43,357,469
TOTAL METALS & MINING		248,130,321
OIL, GAS & CONSUMABLE FUELS - 32.6%
Coal & Consumable Fuels - 1.9%
Alpha Natural Resources, Inc. (a)	280,237	6,736,897
Arch Coal, Inc.	10,800	196,776
Banpu PCL (For. Reg.)	8,950	181,688
Bumi PLC	12,573	149,627
China Coal Energy Co. Ltd. (H Shares)	61,000	75,977
CONSOL Energy, Inc.	2,200	94,072
Paladin Energy Ltd.:
(Australia) (a)	731,842	1,117,722
(Canada) (a)	271,500	424,878
Peabody Energy Corp.	108,800	4,718,656
Uranium One, Inc.	424,900	1,278,728
		14,975,021
Integrated Oil & Gas - 22.3%
BG Group PLC	366,250	7,989,829
BP PLC	1,946,900	14,329,588
Cenovus Energy, Inc.	4,700	160,965
Chevron Corp.	215,100	22,596,255
China Petroleum & Chemical Corp. (H Shares)	359,000	339,517
ConocoPhillips	88,700	6,177,955
ENI SpA	248,427	5,492,003
Exxon Mobil Corp.	530,061	41,392,467
Gazprom OAO sponsored ADR	575,000	6,675,750
Hess Corp.	52,800	3,303,168
Imperial Oil Ltd.	600	24,846
InterOil Corp. (a)(e)	84,400	4,009,844
Lukoil Oil Co. sponsored ADR	39,900	2,302,230
Murphy Oil Corp.	14,500	802,865
Occidental Petroleum Corp.	90,000	8,364,600
Origin Energy Ltd.	121,659	1,833,505
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (e)	431,500	10,912,635
PTT PCL (For. Reg.)	3,100	30,539
Repsol YPF SA	60,117	1,821,991
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Royal Dutch Shell PLC Class A (United Kingdom)	673,450	$ 23,861,212
Suncor Energy, Inc.	208,432	6,638,628
Total SA	89,955	4,694,282
		173,754,674
Oil & Gas Exploration & Production - 7.4%
Anadarko Petroleum Corp.	58,700	4,607,950
Apache Corp.	65,500	6,525,765
Cabot Oil & Gas Corp.	13,600	1,056,992
Cairn Energy PLC (a)	91,316	432,633
Canadian Natural Resources Ltd.	164,500	5,802,097
Chesapeake Energy Corp.	75,100	2,111,812
Cimarex Energy Co.	13,900	889,600
CNOOC Ltd.	120,000	226,843
CNOOC Ltd. sponsored ADR	16,000	3,017,760
Concho Resources, Inc. (a)	3,500	331,520
Denbury Resources, Inc. (a)	41,000	643,700
Devon Energy Corp.	17,100	1,110,645
Double Eagle Petroleum Co. (a)	94,370	838,006
Encana Corp.	1,000	21,688
EOG Resources, Inc.	3,600	321,948
EXCO Resources, Inc.	43,800	552,318
Gran Tierra Energy, Inc. (Canada) (a)	7,600	46,583
INPEX Corp.	23	151,867
Japan Petroleum Exploration Co. Ltd.	30,000	1,185,050
Marathon Oil Corp.	77,300	2,012,119
Newfield Exploration Co. (a)	13,700	551,562
Nexen, Inc.	70,200	1,192,242
Niko Resources Ltd.	39,100	2,150,628
Noble Energy, Inc.	16,000	1,429,440
Northern Oil & Gas, Inc. (a)(e)	227,900	5,508,343
NOVATEK OAO GDR	2,000	280,800
Oasis Petroleum, Inc. (a)	500	14,670
OGX Petroleo e Gas Participacoes SA (a)	155,900	1,289,180
Pacific Rubiales Energy Corp.	3,400	79,266
Painted Pony Petroleum Ltd. (a)(f)	15,000	183,428
Painted Pony Petroleum Ltd. Class A (a)	24,500	299,599
PetroBakken Energy Ltd. Class A (e)	7,748	70,574
Petrobank Energy & Resources Ltd.	83,900	754,961
Petrominerales Ltd.	16,526	436,007
Pioneer Natural Resources Co.	11,500	964,850
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
PTT Exploration and Production PCL (For. Reg.)	6,500	$ 33,691
QEP Resources, Inc.	31,600	1,123,380
Santos Ltd.	19,000	256,631
Southwestern Energy Co. (a)	40,600	1,706,824
Stone Energy Corp. (a)	12,900	313,341
Talisman Energy, Inc.	410,100	5,817,138
Tullow Oil PLC	1,600	36,101
Ultra Petroleum Corp. (a)	15,900	506,574
Whiting Petroleum Corp. (a)	12,500	581,875
Woodside Petroleum Ltd.	14,001	533,168
		58,001,169
Oil & Gas Refining & Marketing - 0.9%
CVR Energy, Inc. (a)	21,200	524,912
Marathon Petroleum Corp.	95,700	3,435,630
Tesoro Corp. (a)	600	15,564
Valero Energy Corp.	110,900	2,728,140
Western Refining, Inc. (a)(e)	600	9,588
		6,713,834
Oil & Gas Storage & Transport - 0.1%
Atlas Pipeline Partners, LP	22,600	786,480
TOTAL OIL, GAS & CONSUMABLE FUELS		254,231,178
PAPER & FOREST PRODUCTS - 1.5%
Forest Products - 0.1%
China Forestry Holdings Co. Ltd. (a)	3,302,000	626,924
Duratex SA	39,000	211,216
		838,140
Paper Products - 1.4%
Empresas CMPC SA	848,910	3,534,599
Fibria Celulose SA sponsored ADR (e)	149,889	1,329,515
International Paper Co.	2,300	63,710
MeadWestvaco Corp.	1,000	27,910
Nine Dragons Paper (Holdings) Ltd.	854,000	581,353
Nippon Paper Group, Inc. (e)	34,400	788,501
Oji Paper Co. Ltd.	110,000	544,158
Sappi Ltd. (a)	24,704	72,528
Stora Enso Oyj (R Shares)	298,300	1,898,134
Suzano Papel e Celulose SA	38,725	189,430
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - continued
Svenska Cellulosa AB (SCA) (B Shares)	41,900	$ 612,476
UPM-Kymmene Corp.	130,200	1,527,958
		11,170,272
TOTAL PAPER & FOREST PRODUCTS		12,008,412
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Specialized REITs - 0.0%
Weyerhaeuser Co.	1,685	30,296
SPECIALTY RETAIL - 0.3%
Specialty Stores - 0.3%
Tsutsumi Jewelry Co. Ltd.	95,500	2,225,649
TRADING COMPANIES & DISTRIBUTORS - 2.0%
Trading Companies & Distributors - 2.0%
Marubeni Corp.	448,000	2,607,949
Mitsubishi Corp.	276,900	5,695,721
Noble Group Ltd.	6,162,090	7,521,210
		15,824,880
TOTAL COMMON STOCKS (Cost $788,765,973)		770,137,682
Convertible Bonds - 0.0%
Principal Amount (d)
PAPER & FOREST PRODUCTS - 0.0%
Paper Products - 0.0%
Suzano Papel e Celulose SA 4.5% 12/16/13 (Cost $377,129)	BRL	572,000	316,612
Money Market Funds - 4.7%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	2,670,024	$ 2,670,024
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	33,626,672	33,626,672
TOTAL MONEY MARKET FUNDS (Cost $36,296,696)		36,296,696
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $825,439,798)		806,750,990
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(26,283,091)
NET ASSETS - 100%		$ 780,467,899
Currency Abbreviations
BRL	-	Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $183,428 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,302
Fidelity Securities Lending Cash Central Fund	351,340
Total	$ 366,642
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 770,137,682	$ 573,040,015	$ 196,142,250	$ 955,417
Convertible Bonds	316,612	-	-	316,612
Money Market Funds	36,296,696	36,296,696	-	-
Total Investments in Securities:	$ 806,750,990	$ 609,336,711	$ 196,142,250	$ 1,272,029
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(399,873)
Total Unrealized Gain (Loss)	(2,251,071)
Cost of Purchases	3,323,106
Proceeds of Sales	(353,517)
Amortization/Accretion	-
Transfers in to Level 3	953,384
Transfers out of Level 3	-
Ending Balance	$ 1,272,029
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (2,251,071)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	33.0%
Canada	18.5%
United Kingdom	16.4%
Switzerland	5.5%
Brazil	3.9%
Australia	2.8%
Bermuda	2.7%
Japan	2.1%
Russia	2.0%
Italy	1.7%
South Africa	1.6%
Germany	1.4%
Norway	1.0%
Others (Individually Less Than 1%)	7.4%
100.0%
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $6,966,394 all of which will expire in fiscal 2019. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011
Assets
Investment in securities, at value (including securities loaned of $31,452,952) - See accompanying schedule: Unaffiliated issuers (cost $789,143,102)	$ 770,454,294
Fidelity Central Funds (cost $36,296,696)	36,296,696
Total Investments (cost $825,439,798)		$ 806,750,990
Foreign currency held at value (cost $4,098,833)		3,857,396
Receivable for investments sold		13,143,082
Receivable for fund shares sold		1,319,439
Dividends receivable		819,567
Interest receivable		13,133
Distributions receivable from Fidelity Central Funds		26,123
Prepaid expenses		4,397
Other receivables		22,094
Total assets		825,956,221

Liabilities
Payable for investments purchased	$ 8,978,037
Payable for fund shares redeemed	2,105,156
Accrued management fee	436,053
Distribution and service plan fees payable	65,847
Other affiliated payables	214,270
Other payables and accrued expenses	62,287
Collateral on securities loaned, at value	33,626,672
Total liabilities		45,488,322

Net Assets		$ 780,467,899
Net Assets consist of:
Paid in capital		$ 809,500,953
Undistributed net investment income		2,852,890
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,954,172)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(18,931,772)
Net Assets		$ 780,467,899

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($127,978,760 ÷ 8,452,805 shares)	$ 15.14

Maximum offering price per share (100/94.25 of $15.14)	$ 16.06
Class T: Net Asset Value and redemption price per share ($20,831,272 ÷ 1,380,984 shares)	$ 15.08

Maximum offering price per share (100/96.50 of $15.08)	$ 15.63
Class B: Net Asset Value and offering price per share ($4,323,549 ÷ 288,202 shares)A	$ 15.00

Class C: Net Asset Value and offering price per share ($37,184,669 ÷ 2,486,493 shares)A	$ 14.95

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($531,224,376 ÷ 34,921,133 shares)	$ 15.21

Institutional Class: Net Asset Value, offering price and redemption price per share ($58,925,273 ÷ 3,872,564 shares)	$ 15.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends		$ 16,946,155
Interest		5,904
Income from Fidelity Central Funds		366,642
Income before foreign taxes withheld		17,318,701
Less foreign taxes withheld		(1,108,723)
Total income		16,209,978

Expenses
Management fee	$ 5,689,907
Transfer agent fees	2,134,136
Distribution and service plan fees	777,366
Accounting and security lending fees	389,213
Custodian fees and expenses	182,573
Independent trustees' compensation	4,268
Registration fees	153,780
Audit	61,648
Legal	2,692
Interest	2,456
Miscellaneous	5,236
Total expenses before reductions	9,403,275
Expense reductions	(62,747)	9,340,528
Net investment income (loss)		6,869,450
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $8,021)	(6,689,458)
Foreign currency transactions	(208,574)
Total net realized gain (loss)		(6,898,032)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $77,622)	(67,470,576)
Assets and liabilities in foreign currencies	(249,333)
Total change in net unrealized appreciation (depreciation)		(67,719,909)
Net gain (loss)		(74,617,941)
Net increase (decrease) in net assets resulting from operations		$ (67,748,491)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,869,450	$ 5,290,077
Net realized gain (loss)	(6,898,032)	(2,643,429)
Change in net unrealized appreciation (depreciation)	(67,719,909)	40,356,160
Net increase (decrease) in net assets resulting from operations	(67,748,491)	43,002,808
Distributions to shareholders from net investment income	(5,045,313)	(188,424)
Distributions to shareholders from net realized gain	(2,104,800)	(1,358,291)
Total distributions	(7,150,113)	(1,546,715)
Share transactions - net increase (decrease)	418,528,912	198,095,255
Redemption fees	94,436	48,090
Total increase (decrease) in net assets	343,724,744	239,599,438

Net Assets
Beginning of period	436,743,155	197,143,717
End of period (including undistributed net investment income of $2,852,890 and undistributed net investment income of $4,074,073, respectively)	$ 780,467,899	$ 436,743,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.60	$ 13.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.19 H	(.01)
Net realized and unrealized gain (loss)	(.38)	2.20	3.29
Total from investment operations	(.26)	2.39	3.28
Distributions from net investment income	(.13)	- K	-
Distributions from net realized gain	(.06)	(.08)	-
Total distributions	(.20) L	(.08)	-
Redemption fees added to paid in capital E	- K	- K	.01
Net asset value, end of period	$ 15.14	$ 15.60	$ 13.29
Total Return B,C,D	(1.80)%	18.04%	32.90%
Ratios to Average Net Assets F,J
Expenses before reductions	1.32%	1.37%	1.65% A
Expenses net of fee waivers, if any	1.32%	1.37%	1.50% A
Expenses net of all reductions	1.31%	1.36%	1.48% A
Net investment income (loss)	.71%	1.35% H	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 127,979	$ 60,370	$ 15,705
Portfolio turnover rate G	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.20 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.062 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.55	$ 13.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.16 H	(.03)
Net realized and unrealized gain (loss)	(.38)	2.19	3.29
Total from investment operations	(.31)	2.35	3.26
Distributions from net investment income	(.10)	-	-
Distributions from net realized gain	(.06)	(.07)	-
Total distributions	(.16)	(.07)	-
Redemption fees added to paid in capital E	- K	- K	.01
Net asset value, end of period	$ 15.08	$ 15.55	$ 13.27
Total Return B,C,D	(2.09)%	17.73%	32.70%
Ratios to Average Net Assets F,J
Expenses before reductions	1.60%	1.63%	2.04% A
Expenses net of fee waivers, if any	1.60%	1.63%	1.75% A
Expenses net of all reductions	1.59%	1.61%	1.73% A
Net investment income (loss)	.43%	1.10% H	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,831	$ 11,762	$ 4,665
Portfolio turnover rate G	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.46	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.39)	2.20	3.28
Total from investment operations	(.40)	2.28	3.21
Distributions from net realized gain	(.06)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	.01
Net asset value, end of period	$ 15.00	$ 15.46	$ 13.22
Total Return B,C,D	(2.62)%	17.23%	32.20%
Ratios to Average Net Assets F,J
Expenses before reductions	2.11%	2.16%	2.66% A
Expenses net of fee waivers, if any	2.11%	2.16%	2.25% A
Expenses net of all reductions	2.10%	2.15%	2.23% A
Net investment income (loss)	(.09)%	.56% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,324	$ 4,348	$ 2,726
Portfolio turnover rate G	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.45	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.38)	2.19	3.28
Total from investment operations	(.39)	2.27	3.21
Distributions from net investment income	(.05)	-	-
Distributions from net realized gain	(.06)	(.04)	-
Total distributions	(.11)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	.01
Net asset value, end of period	$ 14.95	$ 15.45	$ 13.22
Total Return B,C,D	(2.58)%	17.21%	32.20%
Ratios to Average Net Assets F,J
Expenses before reductions	2.09%	2.14%	2.53% A
Expenses net of fee waivers, if any	2.09%	2.14%	2.25% A
Expenses net of all reductions	2.08%	2.13%	2.23% A
Net investment income (loss)	(.07)%	.58% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,185	$ 14,338	$ 4,798
Portfolio turnover rate G	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.39)	2.21	3.29
Total from investment operations	(.23)	2.44	3.30
Distributions from net investment income	(.16)	(.01)	-
Distributions from net realized gain	(.06)	(.08)	-
Total distributions	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	.01
Net asset value, end of period	$ 15.21	$ 15.66	$ 13.31
Total Return B,C	(1.59)%	18.38%	33.10%
Ratios to Average Net Assets E,I
Expenses before reductions	1.08%	1.10%	1.42% A
Expenses net of fee waivers, if any	1.08%	1.10%	1.25% A
Expenses net of all reductions	1.07%	1.09%	1.23% A
Net investment income (loss)	.95%	1.62% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 531,224	$ 310,186	$ 159,439
Portfolio turnover rate F	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.38)	2.21	3.29
Total from investment operations	(.22)	2.44	3.30
Distributions from net investment income	(.16)	(.01)	-
Distributions from net realized gain	(.06)	(.08)	-
Total distributions	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	.01
Net asset value, end of period	$ 15.22	$ 15.66	$ 13.31
Total Return B,C	(1.50)%	18.39%	33.10%
Ratios to Average Net Assets E,I
Expenses before reductions	1.03%	1.09%	1.36% A
Expenses net of fee waivers, if any	1.03%	1.09%	1.25% A
Expenses net of all reductions	1.03%	1.07%	1.23% A
Net investment income (loss)	.99%	1.64% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,925	$ 35,739	$ 9,811
Portfolio turnover rate F	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity® Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 64,157,893
Gross unrealized depreciation	(89,393,208)
Net unrealized appreciation (depreciation) on securities and other investments	$ (25,235,315)

Tax Cost	$ 831,986,305

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,411,620
Capital loss carryforward	$ (6,966,394)
Net unrealized appreciation (depreciation)	$ (25,483,446)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 5,112,665	$ 1,546,715
Long-Term Capital Gains	2,037,448	-
Total	$ 7,150,113	$ 1,546,715

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $977,644,235 and $565,928,394, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 294,482	$ 11,535
Class T	.25%	.25%	97,025	1
Class B	.75%	.25%	48,554	36,421
Class C	.75%	.25%	337,305	182,256
			$ 777,366	$ 230,213

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 203,267
Class T	23,029
Class B*	73,574
Class C*	12,313
$ 312,183

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 306,688.26
Class T	56,044.29
Class B	14,667.30
Class C	96,930.29
Global Commodity Stock	1,516,249.27
Institutional Class	143,558.23
	$ 2,134,136

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,462 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,072,574.35%		$ 2,323

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,313 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $351,340. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,705,000. The weighted average interest rate was .59%. The interest expense amounted to $133 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $62,747 for the period.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 597,144	$ 7,432
Class T	82,038	-
Class C	56,214	-
Global Commodity Stock	3,895,270	168,019
Institutional Class	414,647	12,973
Total	$ 5,045,313	$ 188,424
From net realized gain
Class A	$ 275,211	$ 143,058
Class T	52,381	30,137
Class B	16,866	9,302
Class C	68,717	20,828
Global Commodity Stock	1,532,256	1,078,126
Institutional Class	159,369	76,840
Total	$ 2,104,800	$ 1,358,291

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	7,297,574	3,636,511	$ 124,882,197	$ 52,113,230
Reinvestment of distributions	39,060	8,310	643,900	119,911
Shares redeemed	(2,752,883)	(957,806)	(44,565,640)	(13,354,681)
Net increase (decrease)	4,583,751	2,687,015	$ 80,960,457	$ 38,878,460
Class T
Shares sold	866,549	635,625	$ 14,740,169	$ 9,055,849
Reinvestment of distributions	7,294	2,006	120,226	28,921
Shares redeemed	(249,100)	(233,090)	(4,030,489)	(3,190,490)
Net increase (decrease)	624,743	404,541	$ 10,829,906	$ 5,894,280
Class B
Shares sold	82,231	275,613	$ 1,397,980	$ 3,943,173
Reinvestment of distributions	917	543	14,988	7,824
Shares redeemed	(76,244)	(200,985)	(1,237,701)	(2,763,660)
Net increase (decrease)	6,904	75,171	$ 175,267	$ 1,187,337

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	2,215,036	869,321	$ 37,885,797	$ 12,506,411
Reinvestment of distributions	6,435	1,339	105,874	19,266
Shares redeemed	(662,765)	(305,685)	(10,246,197)	(4,197,936)
Net increase (decrease)	1,558,706	564,975	$ 27,745,474	$ 8,327,741
Global Commodity Stock
Shares sold	32,339,719	19,122,952	$ 553,926,075	$ 278,892,729
Reinvestment of distributions	293,921	81,765	4,855,462	1,181,498
Shares redeemed	(17,519,084)	(11,379,620)	(288,860,403)	(158,960,668)
Net increase (decrease)	15,114,556	7,825,097	$ 269,921,134	$ 121,113,559
Institutional Class
Shares sold	4,225,113	1,969,025	$ 72,109,877	$ 28,672,948
Reinvestment of distributions	16,850	2,588	278,352	37,397
Shares redeemed	(2,651,317)	(426,975)	(43,491,555)	(6,016,467)
Net increase (decrease)	1,590,646	1,544,638	$ 28,896,674	$ 22,693,878

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Global Commodity Stock Fund	12/12/11	12/09/11	$0.084	$0.014

The fund designates 99% and 54% of the dividends distributed on December 10th and December 30th, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund	12/13/10	$0.063	$0.0095
	12/31/10	$0.010	-

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2010, the total returns of the retail class and Class B of the fund and the total return of a third-party-sponsored index ("benchmark").

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Commodity Stock Fund

The Board noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 30% means that 70% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management &
Research (U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)(automated service graphic) 1-800-544-5555

(automated service graphic) Automated line for quickest service

(Fidelity Logo)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

GCS-UANN-1211
1.879379.102

(Fidelity Logo)

Fidelity Advisor®

Global Commodity Stock

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2011

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Global Commodity
Stock Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	-7.45%	15.40%
Class T (incl. 3.50% sales charge)	-5.52%	16.13%
Class B (incl. contingent deferred sales charge) B	-7.47%	16.23%
Class C (incl. contingent deferred sales charge) C	-3.55%	17.14%

A From March 25, 2009.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Commodity Stock Fund - Class A on March 25, 2009, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor® Global Commodity Stock Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -1.80%, -2.09%, -2.62% and -2.58%, respectively (excluding sales charges), lagging the -1.10% result of the MSCI® ACWI® (All Country World Index) Commodity Producers Sector Capped Index. Stock picking in coal/consumable fuels and oil/gas exploration and production (E&P) detracted, as did positioning in integrated oil/gas. Detractors included coal-producer Alpha Natural Resources and Australian uranium company Paladin Energy. Underweightings in integrated oil/gas companies ConocoPhillips and Royal Dutch Shell and overweightings in E&P companies Niko Resources and Petrobank Energy & Resources also hurt. Conversely, the fund benefited from an overweighting in the outperforming gold group, including Barrick Gold and Newmont Mining. Oil/gas equipment and services stocks, such as ION Geophysical, Halliburton and C&J Energy Services also helped, as did oil/gas refining and marketing names CVR Energy, Frontier Oil, Tesoro, Holly and Valero Energy. Frontier Oil and Holly merged during the period. Several of the stocks I've mentioned were not in the index or were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.31%
Actual		$ 1,000.00	$ 821.50	$ 6.01
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.67
Class T	1.60%
Actual		$ 1,000.00	$ 820.00	$ 7.34
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.13
Class B	2.09%
Actual		$ 1,000.00	$ 817.90	$ 9.58
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.09%
Actual		$ 1,000.00	$ 817.80	$ 9.58
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Global Commodity Stock	1.06%
Actual		$ 1,000.00	$ 822.20	$ 4.87
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Institutional Class	1.02%
Actual		$ 1,000.00	$ 822.70	$ 4.69
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.3	4.9
BHP Billiton PLC	5.0	5.1
Potash Corp. of Saskatchewan, Inc.	4.1	3.8
Royal Dutch Shell PLC Class A (United Kingdom)	3.1	2.8
Chevron Corp.	2.9	2.4
Syngenta AG (Switzerland)	2.8	2.3
Rio Tinto PLC	2.7	3.1
Monsanto Co.	2.6	1.7
Goldcorp, Inc.	2.0	1.2
Barrick Gold Corp.	2.0	1.3
	32.5
Top Sectors (% of fund's net assets)
As of October 31, 2011
Energy 37.9%
Metals 31.8%
Agriculture 22.8%
Other 6.2%
Short-Term Investments and Net Other Assets 1.3%

As of April 30, 2011
Energy 36.2%
Metals 34.3%
Agriculture 23.8%
Other 5.2%
Short-Term Investments and Net Other Assets 0.5%

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CHEMICALS - 18.0%
Commodity Chemicals - 0.0%
Braskem SA (PN-A)	26,500	$ 236,111
Grasim Industries Ltd.	734	38,980
		275,091
Fertilizers & Agricultural Chemicals - 17.9%
Agrium, Inc.	121,200	9,991,690
CF Industries Holdings, Inc.	58,772	9,536,932
China Bluechemical Ltd. (H shares)	1,122,000	879,234
Incitec Pivot Ltd.	411,186	1,489,514
Israel Chemicals Ltd.	443,600	5,337,885
Israel Corp. Ltd. (Class A)	1,000	736,552
K&S AG	129,907	8,268,903
Monsanto Co.	278,300	20,246,325
Potash Corp. of Saskatchewan, Inc.	669,700	31,696,289
Sinofert Holdings Ltd.	2,060,000	676,070
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	8,400	491,400
Syngenta AG (Switzerland)	72,182	22,001,638
Taiwan Fertilizer Co. Ltd.	161,000	414,969
The Mosaic Co.	242,300	14,189,088
United Phosphorous Ltd.	66,056	197,668
Uralkali JSC GDR (Reg. S)	137,900	5,984,860
Yara International ASA	153,500	7,311,624
		139,450,641
Specialty Chemicals - 0.1%
LyondellBasell Industries NV Class A	13,700	450,182
OMNOVA Solutions, Inc. (a)	113,301	501,923
		952,105
TOTAL CHEMICALS		140,677,837
CONSTRUCTION & ENGINEERING - 1.4%
Construction & Engineering - 1.4%
Fluor Corp.	59,100	3,359,835
Foster Wheeler AG (a)	302,700	6,453,564
Shaw Group, Inc. (a)	36,300	844,338
		10,657,737
CONTAINERS & PACKAGING - 0.4%
Paper Packaging - 0.4%
Greatview Aseptic Pack Co. Ltd.	2,810,000	1,043,465
Common Stocks - continued
	Shares	Value
CONTAINERS & PACKAGING - CONTINUED
Paper Packaging - continued
Rock-Tenn Co. Class A	18,900	$ 1,118,691
Smurfit Kappa Group PLC (a)	98,000	678,247
		2,840,403
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Other Diversified Financial Services - 0.0%
Polymetal International PLC	1,350	19,974
ELECTRICAL EQUIPMENT - 0.4%
Electrical Components & Equipment - 0.4%
Regal-Beloit Corp.	59,202	3,145,402
ENERGY EQUIPMENT & SERVICES - 5.3%
Oil & Gas Drilling - 2.9%
Cathedral Energy Services Ltd.	96,370	647,719
Ensco International Ltd. ADR	16,700	829,322
Helmerich & Payne, Inc.	2,000	106,360
Nabors Industries Ltd. (a)	43,100	790,023
Noble Corp.	66,700	2,397,198
PHX Energy Services Corp.	3,600	37,017
Transocean Ltd. (United States)	212,800	12,161,520
Trinidad Drilling Ltd.	302,171	2,364,382
Tuscany International Drilling, Inc. (a)	415,000	283,092
Unit Corp. (a)	4,400	215,864
Vantage Drilling Co. (a)	2,135,982	2,904,936
		22,737,433
Oil & Gas Equipment & Services - 2.4%
Aker Solutions ASA	67,800	788,500
Baker Hughes, Inc.	37,080	2,150,269
Cal Dive International, Inc. (a)	87,700	196,448
Cameron International Corp. (a)	700	34,398
Compagnie Generale de Geophysique SA (a)	81,600	1,783,169
Halliburton Co.	83,500	3,119,560
ION Geophysical Corp. (a)	1,237,600	9,430,512
McDermott International, Inc. (a)	17,500	192,150
Saipem SpA	18,781	842,109
Schlumberger Ltd.	700	51,429
		18,588,544
TOTAL ENERGY EQUIPMENT & SERVICES		41,325,977
Common Stocks - continued
	Shares	Value
FOOD PRODUCTS - 3.4%
Agricultural Products - 3.4%
Archer Daniels Midland Co.	502,800	$ 14,551,032
Bunge Ltd.	113,500	7,010,895
Chaoda Modern Agriculture (Holdings) Ltd.	2,320,000	328,493
China Agri-Industries Holding Ltd.	1,295,000	1,032,374
Corn Products International, Inc.	6,400	310,400
Cosan Ltd. Class A	66,400	796,800
Golden Agri-Resources Ltd.	1,700,000	869,958
PT Charoen Pokphand Indonesia Tbk	85,000	25,312
Suedzucker AG (Bearer)	1,100	32,265
Viterra, Inc.	9,900	101,895
Wilmar International Ltd.	273,000	1,178,344
		26,237,768
MACHINERY - 1.6%
Construction & Farm Machinery & Heavy Trucks - 1.6%
Caterpillar, Inc.	2,800	264,488
Cummins, Inc.	11,200	1,113,616
Fiat Industrial SpA (a)	817,500	7,133,088
Jain Irrigation Systems Ltd.	1,197,816	3,052,091
Joy Global, Inc.	8,900	776,080
		12,339,363
Industrial Machinery - 0.0%
Sandvik AB	32,000	442,485
TOTAL MACHINERY		12,781,848
METALS & MINING - 31.8%
Aluminum - 0.3%
Alcoa, Inc.	204,400	2,199,344
Diversified Metals & Mining - 13.7%
Anglo American PLC (United Kingdom)	276,251	10,189,260
Antofagasta PLC	1,100	20,644
BHP Billiton PLC	1,228,316	38,686,256
Copper Mountain Mining Corp. (a)	721,400	3,849,975
Eurasian Natural Resources Corp. PLC	31,500	333,332
First Quantum Minerals Ltd.	158,500	3,324,708
Freeport-McMoRan Copper & Gold, Inc.	209,500	8,434,470
Glencore International PLC (e)	5,300	37,333
Grupo Mexico SA de CV Series B	89,182	247,792
Iluka Resources Ltd.	10,483	174,293
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Diversified Metals & Mining - continued
Ivanhoe Australia Ltd. (a)	478,448	$ 532,063
Ivanhoe Mines Ltd. (a)	84,540	1,730,066
Kazakhmys PLC	116,700	1,740,704
Lynas Corp. Ltd. (a)	385,000	476,413
Major Drilling Group International, Inc.	3,600	48,140
Mitsubishi Materials Corp.	123,000	326,992
OJSC MMC Norilsk Nickel sponsored ADR	1,700	32,725
Rio Tinto PLC	382,987	20,723,044
Sterlite Industries (India) Ltd.	148,488	384,181
Sumitomo Metal Mining Co. Ltd.	101,000	1,390,494
Teck Resources Ltd. Class B (sub. vtg.)	118,800	4,762,249
Vedanta Resources PLC	3,500	71,935
Walter Energy, Inc.	22,800	1,724,820
Xstrata PLC	480,391	8,077,165
		107,319,054
Gold - 11.0%
Agnico-Eagle Mines Ltd. (Canada)	109,400	4,745,404
AngloGold Ashanti Ltd. sponsored ADR	147,800	6,682,038
Barrick Gold Corp.	320,500	15,821,643
Centerra Gold, Inc.	33,200	658,105
Compania de Minas Buenaventura SA sponsored ADR	39,300	1,608,549
Eldorado Gold Corp.	117,400	2,205,850
Franco-Nevada Corp.	7,300	289,188
Gold Fields Ltd. sponsored ADR	167,100	2,912,553
Goldcorp, Inc.	325,700	15,846,366
Harmony Gold Mining Co. Ltd. sponsored ADR	158,500	2,081,105
IAMGOLD Corp.	85,100	1,829,456
Kingsgate Consolidated NL	309,515	2,440,465
Kinross Gold Corp.	482,005	6,870,934
Kinross Gold Corp. warrants 9/17/14 (a)	2,772	6,729
New Gold, Inc. (a)	38,800	480,694
Newcrest Mining Ltd.	212,457	7,509,335
Newmont Mining Corp.	132,000	8,821,560
Osisko Mining Corp. (a)	65,500	789,798
Randgold Resources Ltd. sponsored ADR	20,100	2,202,357
Yamana Gold, Inc.	137,700	2,055,451
		85,857,580
Precious Metals & Minerals - 1.2%
African Minerals Ltd. (a)	521,600	3,705,563
Anglo Platinum Ltd.	11,100	803,447
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Precious Metals & Minerals - continued
Aquarius Platinum Ltd. (United Kingdom)	147,000	$ 439,714
Impala Platinum Holdings Ltd.	14,300	330,567
Lonmin PLC	10,422	182,356
Northam Platinum Ltd.	30,500	118,175
Pan American Silver Corp.	19,600	548,016
Silver Standard Resources, Inc. (a)	37,500	734,625
Silver Wheaton Corp.	73,400	2,534,411
		9,396,874
Steel - 5.6%
Allegheny Technologies, Inc.	26,800	1,243,520
ArcelorMittal SA Class A unit (e)	166,200	3,445,326
BlueScope Steel Ltd.	338,804	296,424
China Steel Corp.	1,160,260	1,154,352
Cliffs Natural Resources, Inc.	31,300	2,135,286
Fortescue Metals Group Ltd.	706,010	3,546,514
Gerdau SA sponsored ADR	194,200	1,751,684
Hyundai Steel Co.	2,003	181,084
JFE Holdings, Inc.	41,600	791,856
Jindal Steel & Power Ltd.	91,751	1,051,587
JSW Steel Ltd.	14,016	187,130
Kobe Steel Ltd.	160,000	267,628
London Mining PLC (a)	75,300	386,604
Maanshan Iron & Steel Ltd. (H Shares)	4,285,000	1,275,767
Magnitogorsk Iron & Steel Works OJSC unit	47,700	295,502
Nippon Steel Corp.	196,000	511,080
Nucor Corp.	900	34,002
OneSteel Ltd.	396,960	504,893
POSCO	11,540	3,983,560
Reliance Steel & Aluminum Co.	19,000	839,610
Tata Steel Ltd.	53,417	526,019
Ternium SA sponsored ADR	10,900	267,486
Thyssenkrupp AG	69,200	1,997,197
United States Steel Corp. (e)	28,800	730,368
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	37,700	259,061
Vale SA (PN-A) sponsored ADR (e)	631,200	14,896,320
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Voestalpine AG	16,400	$ 567,399
Yamato Kogyo Co. Ltd.	9,100	230,210
		43,357,469
TOTAL METALS & MINING		248,130,321
OIL, GAS & CONSUMABLE FUELS - 32.6%
Coal & Consumable Fuels - 1.9%
Alpha Natural Resources, Inc. (a)	280,237	6,736,897
Arch Coal, Inc.	10,800	196,776
Banpu PCL (For. Reg.)	8,950	181,688
Bumi PLC	12,573	149,627
China Coal Energy Co. Ltd. (H Shares)	61,000	75,977
CONSOL Energy, Inc.	2,200	94,072
Paladin Energy Ltd.:
(Australia) (a)	731,842	1,117,722
(Canada) (a)	271,500	424,878
Peabody Energy Corp.	108,800	4,718,656
Uranium One, Inc.	424,900	1,278,728
		14,975,021
Integrated Oil & Gas - 22.3%
BG Group PLC	366,250	7,989,829
BP PLC	1,946,900	14,329,588
Cenovus Energy, Inc.	4,700	160,965
Chevron Corp.	215,100	22,596,255
China Petroleum & Chemical Corp. (H Shares)	359,000	339,517
ConocoPhillips	88,700	6,177,955
ENI SpA	248,427	5,492,003
Exxon Mobil Corp.	530,061	41,392,467
Gazprom OAO sponsored ADR	575,000	6,675,750
Hess Corp.	52,800	3,303,168
Imperial Oil Ltd.	600	24,846
InterOil Corp. (a)(e)	84,400	4,009,844
Lukoil Oil Co. sponsored ADR	39,900	2,302,230
Murphy Oil Corp.	14,500	802,865
Occidental Petroleum Corp.	90,000	8,364,600
Origin Energy Ltd.	121,659	1,833,505
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (e)	431,500	10,912,635
PTT PCL (For. Reg.)	3,100	30,539
Repsol YPF SA	60,117	1,821,991
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Royal Dutch Shell PLC Class A (United Kingdom)	673,450	$ 23,861,212
Suncor Energy, Inc.	208,432	6,638,628
Total SA	89,955	4,694,282
		173,754,674
Oil & Gas Exploration & Production - 7.4%
Anadarko Petroleum Corp.	58,700	4,607,950
Apache Corp.	65,500	6,525,765
Cabot Oil & Gas Corp.	13,600	1,056,992
Cairn Energy PLC (a)	91,316	432,633
Canadian Natural Resources Ltd.	164,500	5,802,097
Chesapeake Energy Corp.	75,100	2,111,812
Cimarex Energy Co.	13,900	889,600
CNOOC Ltd.	120,000	226,843
CNOOC Ltd. sponsored ADR	16,000	3,017,760
Concho Resources, Inc. (a)	3,500	331,520
Denbury Resources, Inc. (a)	41,000	643,700
Devon Energy Corp.	17,100	1,110,645
Double Eagle Petroleum Co. (a)	94,370	838,006
Encana Corp.	1,000	21,688
EOG Resources, Inc.	3,600	321,948
EXCO Resources, Inc.	43,800	552,318
Gran Tierra Energy, Inc. (Canada) (a)	7,600	46,583
INPEX Corp.	23	151,867
Japan Petroleum Exploration Co. Ltd.	30,000	1,185,050
Marathon Oil Corp.	77,300	2,012,119
Newfield Exploration Co. (a)	13,700	551,562
Nexen, Inc.	70,200	1,192,242
Niko Resources Ltd.	39,100	2,150,628
Noble Energy, Inc.	16,000	1,429,440
Northern Oil & Gas, Inc. (a)(e)	227,900	5,508,343
NOVATEK OAO GDR	2,000	280,800
Oasis Petroleum, Inc. (a)	500	14,670
OGX Petroleo e Gas Participacoes SA (a)	155,900	1,289,180
Pacific Rubiales Energy Corp.	3,400	79,266
Painted Pony Petroleum Ltd. (a)(f)	15,000	183,428
Painted Pony Petroleum Ltd. Class A (a)	24,500	299,599
PetroBakken Energy Ltd. Class A (e)	7,748	70,574
Petrobank Energy & Resources Ltd.	83,900	754,961
Petrominerales Ltd.	16,526	436,007
Pioneer Natural Resources Co.	11,500	964,850
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
PTT Exploration and Production PCL (For. Reg.)	6,500	$ 33,691
QEP Resources, Inc.	31,600	1,123,380
Santos Ltd.	19,000	256,631
Southwestern Energy Co. (a)	40,600	1,706,824
Stone Energy Corp. (a)	12,900	313,341
Talisman Energy, Inc.	410,100	5,817,138
Tullow Oil PLC	1,600	36,101
Ultra Petroleum Corp. (a)	15,900	506,574
Whiting Petroleum Corp. (a)	12,500	581,875
Woodside Petroleum Ltd.	14,001	533,168
		58,001,169
Oil & Gas Refining & Marketing - 0.9%
CVR Energy, Inc. (a)	21,200	524,912
Marathon Petroleum Corp.	95,700	3,435,630
Tesoro Corp. (a)	600	15,564
Valero Energy Corp.	110,900	2,728,140
Western Refining, Inc. (a)(e)	600	9,588
		6,713,834
Oil & Gas Storage & Transport - 0.1%
Atlas Pipeline Partners, LP	22,600	786,480
TOTAL OIL, GAS & CONSUMABLE FUELS		254,231,178
PAPER & FOREST PRODUCTS - 1.5%
Forest Products - 0.1%
China Forestry Holdings Co. Ltd. (a)	3,302,000	626,924
Duratex SA	39,000	211,216
		838,140
Paper Products - 1.4%
Empresas CMPC SA	848,910	3,534,599
Fibria Celulose SA sponsored ADR (e)	149,889	1,329,515
International Paper Co.	2,300	63,710
MeadWestvaco Corp.	1,000	27,910
Nine Dragons Paper (Holdings) Ltd.	854,000	581,353
Nippon Paper Group, Inc. (e)	34,400	788,501
Oji Paper Co. Ltd.	110,000	544,158
Sappi Ltd. (a)	24,704	72,528
Stora Enso Oyj (R Shares)	298,300	1,898,134
Suzano Papel e Celulose SA	38,725	189,430
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - continued
Svenska Cellulosa AB (SCA) (B Shares)	41,900	$ 612,476
UPM-Kymmene Corp.	130,200	1,527,958
		11,170,272
TOTAL PAPER & FOREST PRODUCTS		12,008,412
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Specialized REITs - 0.0%
Weyerhaeuser Co.	1,685	30,296
SPECIALTY RETAIL - 0.3%
Specialty Stores - 0.3%
Tsutsumi Jewelry Co. Ltd.	95,500	2,225,649
TRADING COMPANIES & DISTRIBUTORS - 2.0%
Trading Companies & Distributors - 2.0%
Marubeni Corp.	448,000	2,607,949
Mitsubishi Corp.	276,900	5,695,721
Noble Group Ltd.	6,162,090	7,521,210
		15,824,880
TOTAL COMMON STOCKS (Cost $788,765,973)		770,137,682
Convertible Bonds - 0.0%
Principal Amount (d)
PAPER & FOREST PRODUCTS - 0.0%
Paper Products - 0.0%
Suzano Papel e Celulose SA 4.5% 12/16/13 (Cost $377,129)	BRL	572,000	316,612
Money Market Funds - 4.7%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	2,670,024	$ 2,670,024
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	33,626,672	33,626,672
TOTAL MONEY MARKET FUNDS (Cost $36,296,696)		36,296,696
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $825,439,798)		806,750,990
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(26,283,091)
NET ASSETS - 100%		$ 780,467,899
Currency Abbreviations
BRL	-	Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $183,428 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,302
Fidelity Securities Lending Cash Central Fund	351,340
Total	$ 366,642
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 770,137,682	$ 573,040,015	$ 196,142,250	$ 955,417
Convertible Bonds	316,612	-	-	316,612
Money Market Funds	36,296,696	36,296,696	-	-
Total Investments in Securities:	$ 806,750,990	$ 609,336,711	$ 196,142,250	$ 1,272,029
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(399,873)
Total Unrealized Gain (Loss)	(2,251,071)
Cost of Purchases	3,323,106
Proceeds of Sales	(353,517)
Amortization/Accretion	-
Transfers in to Level 3	953,384
Transfers out of Level 3	-
Ending Balance	$ 1,272,029
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (2,251,071)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	33.0%
Canada	18.5%
United Kingdom	16.4%
Switzerland	5.5%
Brazil	3.9%
Australia	2.8%
Bermuda	2.7%
Japan	2.1%
Russia	2.0%
Italy	1.7%
South Africa	1.6%
Germany	1.4%
Norway	1.0%
Others (Individually Less Than 1%)	7.4%
100.0%
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $6,966,394 all of which will expire in fiscal 2019. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011
Assets
Investment in securities, at value (including securities loaned of $31,452,952) - See accompanying schedule: Unaffiliated issuers (cost $789,143,102)	$ 770,454,294
Fidelity Central Funds (cost $36,296,696)	36,296,696
Total Investments (cost $825,439,798)		$ 806,750,990
Foreign currency held at value (cost $4,098,833)		3,857,396
Receivable for investments sold		13,143,082
Receivable for fund shares sold		1,319,439
Dividends receivable		819,567
Interest receivable		13,133
Distributions receivable from Fidelity Central Funds		26,123
Prepaid expenses		4,397
Other receivables		22,094
Total assets		825,956,221

Liabilities
Payable for investments purchased	$ 8,978,037
Payable for fund shares redeemed	2,105,156
Accrued management fee	436,053
Distribution and service plan fees payable	65,847
Other affiliated payables	214,270
Other payables and accrued expenses	62,287
Collateral on securities loaned, at value	33,626,672
Total liabilities		45,488,322

Net Assets		$ 780,467,899
Net Assets consist of:
Paid in capital		$ 809,500,953
Undistributed net investment income		2,852,890
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,954,172)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(18,931,772)
Net Assets		$ 780,467,899

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($127,978,760 ÷ 8,452,805 shares)	$ 15.14

Maximum offering price per share (100/94.25 of $15.14)	$ 16.06
Class T: Net Asset Value and redemption price per share ($20,831,272 ÷ 1,380,984 shares)	$ 15.08

Maximum offering price per share (100/96.50 of $15.08)	$ 15.63
Class B: Net Asset Value and offering price per share ($4,323,549 ÷ 288,202 shares)A	$ 15.00

Class C: Net Asset Value and offering price per share ($37,184,669 ÷ 2,486,493 shares)A	$ 14.95

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($531,224,376 ÷ 34,921,133 shares)	$ 15.21

Institutional Class: Net Asset Value, offering price and redemption price per share ($58,925,273 ÷ 3,872,564 shares)	$ 15.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends		$ 16,946,155
Interest		5,904
Income from Fidelity Central Funds		366,642
Income before foreign taxes withheld		17,318,701
Less foreign taxes withheld		(1,108,723)
Total income		16,209,978

Expenses
Management fee	$ 5,689,907
Transfer agent fees	2,134,136
Distribution and service plan fees	777,366
Accounting and security lending fees	389,213
Custodian fees and expenses	182,573
Independent trustees' compensation	4,268
Registration fees	153,780
Audit	61,648
Legal	2,692
Interest	2,456
Miscellaneous	5,236
Total expenses before reductions	9,403,275
Expense reductions	(62,747)	9,340,528
Net investment income (loss)		6,869,450
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $8,021)	(6,689,458)
Foreign currency transactions	(208,574)
Total net realized gain (loss)		(6,898,032)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $77,622)	(67,470,576)
Assets and liabilities in foreign currencies	(249,333)
Total change in net unrealized appreciation (depreciation)		(67,719,909)
Net gain (loss)		(74,617,941)
Net increase (decrease) in net assets resulting from operations		$ (67,748,491)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,869,450	$ 5,290,077
Net realized gain (loss)	(6,898,032)	(2,643,429)
Change in net unrealized appreciation (depreciation)	(67,719,909)	40,356,160
Net increase (decrease) in net assets resulting from operations	(67,748,491)	43,002,808
Distributions to shareholders from net investment income	(5,045,313)	(188,424)
Distributions to shareholders from net realized gain	(2,104,800)	(1,358,291)
Total distributions	(7,150,113)	(1,546,715)
Share transactions - net increase (decrease)	418,528,912	198,095,255
Redemption fees	94,436	48,090
Total increase (decrease) in net assets	343,724,744	239,599,438

Net Assets
Beginning of period	436,743,155	197,143,717
End of period (including undistributed net investment income of $2,852,890 and undistributed net investment income of $4,074,073, respectively)	$ 780,467,899	$ 436,743,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.60	$ 13.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.19 H	(.01)
Net realized and unrealized gain (loss)	(.38)	2.20	3.29
Total from investment operations	(.26)	2.39	3.28
Distributions from net investment income	(.13)	- K	-
Distributions from net realized gain	(.06)	(.08)	-
Total distributions	(.20) L	(.08)	-
Redemption fees added to paid in capital E	- K	- K	.01
Net asset value, end of period	$ 15.14	$ 15.60	$ 13.29
Total Return B,C,D	(1.80)%	18.04%	32.90%
Ratios to Average Net Assets F,J
Expenses before reductions	1.32%	1.37%	1.65% A
Expenses net of fee waivers, if any	1.32%	1.37%	1.50% A
Expenses net of all reductions	1.31%	1.36%	1.48% A
Net investment income (loss)	.71%	1.35% H	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 127,979	$ 60,370	$ 15,705
Portfolio turnover rate G	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.20 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.062 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.55	$ 13.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.16 H	(.03)
Net realized and unrealized gain (loss)	(.38)	2.19	3.29
Total from investment operations	(.31)	2.35	3.26
Distributions from net investment income	(.10)	-	-
Distributions from net realized gain	(.06)	(.07)	-
Total distributions	(.16)	(.07)	-
Redemption fees added to paid in capital E	- K	- K	.01
Net asset value, end of period	$ 15.08	$ 15.55	$ 13.27
Total Return B,C,D	(2.09)%	17.73%	32.70%
Ratios to Average Net Assets F,J
Expenses before reductions	1.60%	1.63%	2.04% A
Expenses net of fee waivers, if any	1.60%	1.63%	1.75% A
Expenses net of all reductions	1.59%	1.61%	1.73% A
Net investment income (loss)	.43%	1.10% H	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,831	$ 11,762	$ 4,665
Portfolio turnover rate G	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.46	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.39)	2.20	3.28
Total from investment operations	(.40)	2.28	3.21
Distributions from net realized gain	(.06)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	.01
Net asset value, end of period	$ 15.00	$ 15.46	$ 13.22
Total Return B,C,D	(2.62)%	17.23%	32.20%
Ratios to Average Net Assets F,J
Expenses before reductions	2.11%	2.16%	2.66% A
Expenses net of fee waivers, if any	2.11%	2.16%	2.25% A
Expenses net of all reductions	2.10%	2.15%	2.23% A
Net investment income (loss)	(.09)%	.56% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,324	$ 4,348	$ 2,726
Portfolio turnover rate G	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.45	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.38)	2.19	3.28
Total from investment operations	(.39)	2.27	3.21
Distributions from net investment income	(.05)	-	-
Distributions from net realized gain	(.06)	(.04)	-
Total distributions	(.11)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	.01
Net asset value, end of period	$ 14.95	$ 15.45	$ 13.22
Total Return B,C,D	(2.58)%	17.21%	32.20%
Ratios to Average Net Assets F,J
Expenses before reductions	2.09%	2.14%	2.53% A
Expenses net of fee waivers, if any	2.09%	2.14%	2.25% A
Expenses net of all reductions	2.08%	2.13%	2.23% A
Net investment income (loss)	(.07)%	.58% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,185	$ 14,338	$ 4,798
Portfolio turnover rate G	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.39)	2.21	3.29
Total from investment operations	(.23)	2.44	3.30
Distributions from net investment income	(.16)	(.01)	-
Distributions from net realized gain	(.06)	(.08)	-
Total distributions	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	.01
Net asset value, end of period	$ 15.21	$ 15.66	$ 13.31
Total Return B,C	(1.59)%	18.38%	33.10%
Ratios to Average Net Assets E,I
Expenses before reductions	1.08%	1.10%	1.42% A
Expenses net of fee waivers, if any	1.08%	1.10%	1.25% A
Expenses net of all reductions	1.07%	1.09%	1.23% A
Net investment income (loss)	.95%	1.62% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 531,224	$ 310,186	$ 159,439
Portfolio turnover rate F	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.38)	2.21	3.29
Total from investment operations	(.22)	2.44	3.30
Distributions from net investment income	(.16)	(.01)	-
Distributions from net realized gain	(.06)	(.08)	-
Total distributions	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	.01
Net asset value, end of period	$ 15.22	$ 15.66	$ 13.31
Total Return B,C	(1.50)%	18.39%	33.10%
Ratios to Average Net Assets E,I
Expenses before reductions	1.03%	1.09%	1.36% A
Expenses net of fee waivers, if any	1.03%	1.09%	1.25% A
Expenses net of all reductions	1.03%	1.07%	1.23% A
Net investment income (loss)	.99%	1.64% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,925	$ 35,739	$ 9,811
Portfolio turnover rate F	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity® Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 64,157,893
Gross unrealized depreciation	(89,393,208)
Net unrealized appreciation (depreciation) on securities and other investments	$ (25,235,315)

Tax Cost	$ 831,986,305

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,411,620
Capital loss carryforward	$ (6,966,394)
Net unrealized appreciation (depreciation)	$ (25,483,446)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 5,112,665	$ 1,546,715
Long-Term Capital Gains	2,037,448	-
Total	$ 7,150,113	$ 1,546,715

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $977,644,235 and $565,928,394, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 294,482	$ 11,535
Class T	.25%	.25%	97,025	1
Class B	.75%	.25%	48,554	36,421
Class C	.75%	.25%	337,305	182,256
			$ 777,366	$ 230,213

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 203,267
Class T	23,029
Class B*	73,574
Class C*	12,313
$ 312,183

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 306,688.26
Class T	56,044.29
Class B	14,667.30
Class C	96,930.29
Global Commodity Stock	1,516,249.27
Institutional Class	143,558.23
	$ 2,134,136

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,462 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,072,574.35%		$ 2,323

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,313 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $351,340. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,705,000. The weighted average interest rate was .59%. The interest expense amounted to $133 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $62,747 for the period.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 597,144	$ 7,432
Class T	82,038	-
Class C	56,214	-
Global Commodity Stock	3,895,270	168,019
Institutional Class	414,647	12,973
Total	$ 5,045,313	$ 188,424
From net realized gain
Class A	$ 275,211	$ 143,058
Class T	52,381	30,137
Class B	16,866	9,302
Class C	68,717	20,828
Global Commodity Stock	1,532,256	1,078,126
Institutional Class	159,369	76,840
Total	$ 2,104,800	$ 1,358,291

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	7,297,574	3,636,511	$ 124,882,197	$ 52,113,230
Reinvestment of distributions	39,060	8,310	643,900	119,911
Shares redeemed	(2,752,883)	(957,806)	(44,565,640)	(13,354,681)
Net increase (decrease)	4,583,751	2,687,015	$ 80,960,457	$ 38,878,460
Class T
Shares sold	866,549	635,625	$ 14,740,169	$ 9,055,849
Reinvestment of distributions	7,294	2,006	120,226	28,921
Shares redeemed	(249,100)	(233,090)	(4,030,489)	(3,190,490)
Net increase (decrease)	624,743	404,541	$ 10,829,906	$ 5,894,280
Class B
Shares sold	82,231	275,613	$ 1,397,980	$ 3,943,173
Reinvestment of distributions	917	543	14,988	7,824
Shares redeemed	(76,244)	(200,985)	(1,237,701)	(2,763,660)
Net increase (decrease)	6,904	75,171	$ 175,267	$ 1,187,337

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Notes to Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	2,215,036	869,321	$ 37,885,797	$ 12,506,411
Reinvestment of distributions	6,435	1,339	105,874	19,266
Shares redeemed	(662,765)	(305,685)	(10,246,197)	(4,197,936)
Net increase (decrease)	1,558,706	564,975	$ 27,745,474	$ 8,327,741
Global Commodity Stock
Shares sold	32,339,719	19,122,952	$ 553,926,075	$ 278,892,729
Reinvestment of distributions	293,921	81,765	4,855,462	1,181,498
Shares redeemed	(17,519,084)	(11,379,620)	(288,860,403)	(158,960,668)
Net increase (decrease)	15,114,556	7,825,097	$ 269,921,134	$ 121,113,559
Institutional Class
Shares sold	4,225,113	1,969,025	$ 72,109,877	$ 28,672,948
Reinvestment of distributions	16,850	2,588	278,352	37,397
Shares redeemed	(2,651,317)	(426,975)	(43,491,555)	(6,016,467)
Net increase (decrease)	1,590,646	1,544,638	$ 28,896,674	$ 22,693,878

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/12/11	12/09/11	$0.052	$0.014
Class T	12/12/11	12/09/11	$0.009	$0.014
Class B	12/12/11	12/09/11	-	-
Class C	12/12/11	12/09/11	-	-

Class A designates 100% and 54%; Class T designates 100% and 54%; Class B designates 100% and 54%; and Class C designates 100% and 54% of the dividends distributed on December 10th and December 30th, respectively during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A, T, B, and C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/13/10	$0.053	$0.0095
	12/31/10	$0.010	-
Class T	12/13/10	$0.037	$0.0095
	12/31/10	$0.010	-
Class B	12/13/10	-	-
	12/31/10	-	-
Class C	12/13/10	$0.016	$0.0095
	12/31/10	$0.010	-

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2010, the total returns of the retail class and Class B of the fund and the total return of a third-party-sponsored index ("benchmark").

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Commodity Stock Fund

The Board noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 30% means that 70% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

AGCS-UANN-1211
1.879395.102

(Fidelity Logo)

Fidelity Advisor®

Global Commodity Stock

Fund - Institutional Class

Annual Report

October 31, 2011

(Fidelity Cover Art)

Institutional Class is a
class of Fidelity® Global
Commodity Stock Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fund A
Institutional Class	-1.50%	18.40%

A From March 25, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Commodity Stock Fund - Institutional Class on March 25, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor® Global Commodity Stock Fund: For the year, the fund's Institutional Class shares returned -1.50%, lagging the -1.10% result of the MSCI® ACWI® (All Country World Index) Commodity Producers Sector Capped Index. Stock picking in coal/consumable fuels and oil/gas exploration and production (E&P) detracted, as did positioning in integrated oil/gas. Detractors included coal-producer Alpha Natural Resources and Australian uranium company Paladin Energy. Underweightings in integrated oil/gas companies ConocoPhillips and Royal Dutch Shell and overweightings in E&P companies Niko Resources and Petrobank Energy & Resources also hurt. Conversely, the fund benefited from an overweighting in the outperforming gold group, including Barrick Gold and Newmont Mining. Oil/gas equipment and services stocks, such as ION Geophysical, Halliburton and C&J Energy Services also helped, as did oil/gas refining and marketing names CVR Energy, Frontier Oil, Tesoro, Holly and Valero Energy. Frontier Oil and Holly merged during the period. Several of the stocks I've mentioned were not in the index or were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.31%
Actual		$ 1,000.00	$ 821.50	$ 6.01
HypotheticalA		$ 1,000.00	$ 1,018.60	$ 6.67
Class T	1.60%
Actual		$ 1,000.00	$ 820.00	$ 7.34
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.13
Class B	2.09%
Actual		$ 1,000.00	$ 817.90	$ 9.58
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.09%
Actual		$ 1,000.00	$ 817.80	$ 9.58
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Global Commodity Stock	1.06%
Actual		$ 1,000.00	$ 822.20	$ 4.87
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Institutional Class	1.02%
Actual		$ 1,000.00	$ 822.70	$ 4.69
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.3	4.9
BHP Billiton PLC	5.0	5.1
Potash Corp. of Saskatchewan, Inc.	4.1	3.8
Royal Dutch Shell PLC Class A (United Kingdom)	3.1	2.8
Chevron Corp.	2.9	2.4
Syngenta AG (Switzerland)	2.8	2.3
Rio Tinto PLC	2.7	3.1
Monsanto Co.	2.6	1.7
Goldcorp, Inc.	2.0	1.2
Barrick Gold Corp.	2.0	1.3
	32.5
Top Sectors (% of fund's net assets)
As of October 31, 2011
Energy 37.9%
Metals 31.8%
Agriculture 22.8%
Other 6.2%
Short-Term Investments and Net Other Assets 1.3%

As of April 30, 2011
Energy 36.2%
Metals 34.3%
Agriculture 23.8%
Other 5.2%
Short-Term Investments and Net Other Assets 0.5%

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CHEMICALS - 18.0%
Commodity Chemicals - 0.0%
Braskem SA (PN-A)	26,500	$ 236,111
Grasim Industries Ltd.	734	38,980
		275,091
Fertilizers & Agricultural Chemicals - 17.9%
Agrium, Inc.	121,200	9,991,690
CF Industries Holdings, Inc.	58,772	9,536,932
China Bluechemical Ltd. (H shares)	1,122,000	879,234
Incitec Pivot Ltd.	411,186	1,489,514
Israel Chemicals Ltd.	443,600	5,337,885
Israel Corp. Ltd. (Class A)	1,000	736,552
K&S AG	129,907	8,268,903
Monsanto Co.	278,300	20,246,325
Potash Corp. of Saskatchewan, Inc.	669,700	31,696,289
Sinofert Holdings Ltd.	2,060,000	676,070
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	8,400	491,400
Syngenta AG (Switzerland)	72,182	22,001,638
Taiwan Fertilizer Co. Ltd.	161,000	414,969
The Mosaic Co.	242,300	14,189,088
United Phosphorous Ltd.	66,056	197,668
Uralkali JSC GDR (Reg. S)	137,900	5,984,860
Yara International ASA	153,500	7,311,624
		139,450,641
Specialty Chemicals - 0.1%
LyondellBasell Industries NV Class A	13,700	450,182
OMNOVA Solutions, Inc. (a)	113,301	501,923
		952,105
TOTAL CHEMICALS		140,677,837
CONSTRUCTION & ENGINEERING - 1.4%
Construction & Engineering - 1.4%
Fluor Corp.	59,100	3,359,835
Foster Wheeler AG (a)	302,700	6,453,564
Shaw Group, Inc. (a)	36,300	844,338
		10,657,737
CONTAINERS & PACKAGING - 0.4%
Paper Packaging - 0.4%
Greatview Aseptic Pack Co. Ltd.	2,810,000	1,043,465
Common Stocks - continued
	Shares	Value
CONTAINERS & PACKAGING - CONTINUED
Paper Packaging - continued
Rock-Tenn Co. Class A	18,900	$ 1,118,691
Smurfit Kappa Group PLC (a)	98,000	678,247
		2,840,403
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Other Diversified Financial Services - 0.0%
Polymetal International PLC	1,350	19,974
ELECTRICAL EQUIPMENT - 0.4%
Electrical Components & Equipment - 0.4%
Regal-Beloit Corp.	59,202	3,145,402
ENERGY EQUIPMENT & SERVICES - 5.3%
Oil & Gas Drilling - 2.9%
Cathedral Energy Services Ltd.	96,370	647,719
Ensco International Ltd. ADR	16,700	829,322
Helmerich & Payne, Inc.	2,000	106,360
Nabors Industries Ltd. (a)	43,100	790,023
Noble Corp.	66,700	2,397,198
PHX Energy Services Corp.	3,600	37,017
Transocean Ltd. (United States)	212,800	12,161,520
Trinidad Drilling Ltd.	302,171	2,364,382
Tuscany International Drilling, Inc. (a)	415,000	283,092
Unit Corp. (a)	4,400	215,864
Vantage Drilling Co. (a)	2,135,982	2,904,936
		22,737,433
Oil & Gas Equipment & Services - 2.4%
Aker Solutions ASA	67,800	788,500
Baker Hughes, Inc.	37,080	2,150,269
Cal Dive International, Inc. (a)	87,700	196,448
Cameron International Corp. (a)	700	34,398
Compagnie Generale de Geophysique SA (a)	81,600	1,783,169
Halliburton Co.	83,500	3,119,560
ION Geophysical Corp. (a)	1,237,600	9,430,512
McDermott International, Inc. (a)	17,500	192,150
Saipem SpA	18,781	842,109
Schlumberger Ltd.	700	51,429
		18,588,544
TOTAL ENERGY EQUIPMENT & SERVICES		41,325,977
Common Stocks - continued
	Shares	Value
FOOD PRODUCTS - 3.4%
Agricultural Products - 3.4%
Archer Daniels Midland Co.	502,800	$ 14,551,032
Bunge Ltd.	113,500	7,010,895
Chaoda Modern Agriculture (Holdings) Ltd.	2,320,000	328,493
China Agri-Industries Holding Ltd.	1,295,000	1,032,374
Corn Products International, Inc.	6,400	310,400
Cosan Ltd. Class A	66,400	796,800
Golden Agri-Resources Ltd.	1,700,000	869,958
PT Charoen Pokphand Indonesia Tbk	85,000	25,312
Suedzucker AG (Bearer)	1,100	32,265
Viterra, Inc.	9,900	101,895
Wilmar International Ltd.	273,000	1,178,344
		26,237,768
MACHINERY - 1.6%
Construction & Farm Machinery & Heavy Trucks - 1.6%
Caterpillar, Inc.	2,800	264,488
Cummins, Inc.	11,200	1,113,616
Fiat Industrial SpA (a)	817,500	7,133,088
Jain Irrigation Systems Ltd.	1,197,816	3,052,091
Joy Global, Inc.	8,900	776,080
		12,339,363
Industrial Machinery - 0.0%
Sandvik AB	32,000	442,485
TOTAL MACHINERY		12,781,848
METALS & MINING - 31.8%
Aluminum - 0.3%
Alcoa, Inc.	204,400	2,199,344
Diversified Metals & Mining - 13.7%
Anglo American PLC (United Kingdom)	276,251	10,189,260
Antofagasta PLC	1,100	20,644
BHP Billiton PLC	1,228,316	38,686,256
Copper Mountain Mining Corp. (a)	721,400	3,849,975
Eurasian Natural Resources Corp. PLC	31,500	333,332
First Quantum Minerals Ltd.	158,500	3,324,708
Freeport-McMoRan Copper & Gold, Inc.	209,500	8,434,470
Glencore International PLC (e)	5,300	37,333
Grupo Mexico SA de CV Series B	89,182	247,792
Iluka Resources Ltd.	10,483	174,293
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Diversified Metals & Mining - continued
Ivanhoe Australia Ltd. (a)	478,448	$ 532,063
Ivanhoe Mines Ltd. (a)	84,540	1,730,066
Kazakhmys PLC	116,700	1,740,704
Lynas Corp. Ltd. (a)	385,000	476,413
Major Drilling Group International, Inc.	3,600	48,140
Mitsubishi Materials Corp.	123,000	326,992
OJSC MMC Norilsk Nickel sponsored ADR	1,700	32,725
Rio Tinto PLC	382,987	20,723,044
Sterlite Industries (India) Ltd.	148,488	384,181
Sumitomo Metal Mining Co. Ltd.	101,000	1,390,494
Teck Resources Ltd. Class B (sub. vtg.)	118,800	4,762,249
Vedanta Resources PLC	3,500	71,935
Walter Energy, Inc.	22,800	1,724,820
Xstrata PLC	480,391	8,077,165
		107,319,054
Gold - 11.0%
Agnico-Eagle Mines Ltd. (Canada)	109,400	4,745,404
AngloGold Ashanti Ltd. sponsored ADR	147,800	6,682,038
Barrick Gold Corp.	320,500	15,821,643
Centerra Gold, Inc.	33,200	658,105
Compania de Minas Buenaventura SA sponsored ADR	39,300	1,608,549
Eldorado Gold Corp.	117,400	2,205,850
Franco-Nevada Corp.	7,300	289,188
Gold Fields Ltd. sponsored ADR	167,100	2,912,553
Goldcorp, Inc.	325,700	15,846,366
Harmony Gold Mining Co. Ltd. sponsored ADR	158,500	2,081,105
IAMGOLD Corp.	85,100	1,829,456
Kingsgate Consolidated NL	309,515	2,440,465
Kinross Gold Corp.	482,005	6,870,934
Kinross Gold Corp. warrants 9/17/14 (a)	2,772	6,729
New Gold, Inc. (a)	38,800	480,694
Newcrest Mining Ltd.	212,457	7,509,335
Newmont Mining Corp.	132,000	8,821,560
Osisko Mining Corp. (a)	65,500	789,798
Randgold Resources Ltd. sponsored ADR	20,100	2,202,357
Yamana Gold, Inc.	137,700	2,055,451
		85,857,580
Precious Metals & Minerals - 1.2%
African Minerals Ltd. (a)	521,600	3,705,563
Anglo Platinum Ltd.	11,100	803,447
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Precious Metals & Minerals - continued
Aquarius Platinum Ltd. (United Kingdom)	147,000	$ 439,714
Impala Platinum Holdings Ltd.	14,300	330,567
Lonmin PLC	10,422	182,356
Northam Platinum Ltd.	30,500	118,175
Pan American Silver Corp.	19,600	548,016
Silver Standard Resources, Inc. (a)	37,500	734,625
Silver Wheaton Corp.	73,400	2,534,411
		9,396,874
Steel - 5.6%
Allegheny Technologies, Inc.	26,800	1,243,520
ArcelorMittal SA Class A unit (e)	166,200	3,445,326
BlueScope Steel Ltd.	338,804	296,424
China Steel Corp.	1,160,260	1,154,352
Cliffs Natural Resources, Inc.	31,300	2,135,286
Fortescue Metals Group Ltd.	706,010	3,546,514
Gerdau SA sponsored ADR	194,200	1,751,684
Hyundai Steel Co.	2,003	181,084
JFE Holdings, Inc.	41,600	791,856
Jindal Steel & Power Ltd.	91,751	1,051,587
JSW Steel Ltd.	14,016	187,130
Kobe Steel Ltd.	160,000	267,628
London Mining PLC (a)	75,300	386,604
Maanshan Iron & Steel Ltd. (H Shares)	4,285,000	1,275,767
Magnitogorsk Iron & Steel Works OJSC unit	47,700	295,502
Nippon Steel Corp.	196,000	511,080
Nucor Corp.	900	34,002
OneSteel Ltd.	396,960	504,893
POSCO	11,540	3,983,560
Reliance Steel & Aluminum Co.	19,000	839,610
Tata Steel Ltd.	53,417	526,019
Ternium SA sponsored ADR	10,900	267,486
Thyssenkrupp AG	69,200	1,997,197
United States Steel Corp. (e)	28,800	730,368
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	37,700	259,061
Vale SA (PN-A) sponsored ADR (e)	631,200	14,896,320
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Steel - continued
Voestalpine AG	16,400	$ 567,399
Yamato Kogyo Co. Ltd.	9,100	230,210
		43,357,469
TOTAL METALS & MINING		248,130,321
OIL, GAS & CONSUMABLE FUELS - 32.6%
Coal & Consumable Fuels - 1.9%
Alpha Natural Resources, Inc. (a)	280,237	6,736,897
Arch Coal, Inc.	10,800	196,776
Banpu PCL (For. Reg.)	8,950	181,688
Bumi PLC	12,573	149,627
China Coal Energy Co. Ltd. (H Shares)	61,000	75,977
CONSOL Energy, Inc.	2,200	94,072
Paladin Energy Ltd.:
(Australia) (a)	731,842	1,117,722
(Canada) (a)	271,500	424,878
Peabody Energy Corp.	108,800	4,718,656
Uranium One, Inc.	424,900	1,278,728
		14,975,021
Integrated Oil & Gas - 22.3%
BG Group PLC	366,250	7,989,829
BP PLC	1,946,900	14,329,588
Cenovus Energy, Inc.	4,700	160,965
Chevron Corp.	215,100	22,596,255
China Petroleum & Chemical Corp. (H Shares)	359,000	339,517
ConocoPhillips	88,700	6,177,955
ENI SpA	248,427	5,492,003
Exxon Mobil Corp.	530,061	41,392,467
Gazprom OAO sponsored ADR	575,000	6,675,750
Hess Corp.	52,800	3,303,168
Imperial Oil Ltd.	600	24,846
InterOil Corp. (a)(e)	84,400	4,009,844
Lukoil Oil Co. sponsored ADR	39,900	2,302,230
Murphy Oil Corp.	14,500	802,865
Occidental Petroleum Corp.	90,000	8,364,600
Origin Energy Ltd.	121,659	1,833,505
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR (e)	431,500	10,912,635
PTT PCL (For. Reg.)	3,100	30,539
Repsol YPF SA	60,117	1,821,991
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Royal Dutch Shell PLC Class A (United Kingdom)	673,450	$ 23,861,212
Suncor Energy, Inc.	208,432	6,638,628
Total SA	89,955	4,694,282
		173,754,674
Oil & Gas Exploration & Production - 7.4%
Anadarko Petroleum Corp.	58,700	4,607,950
Apache Corp.	65,500	6,525,765
Cabot Oil & Gas Corp.	13,600	1,056,992
Cairn Energy PLC (a)	91,316	432,633
Canadian Natural Resources Ltd.	164,500	5,802,097
Chesapeake Energy Corp.	75,100	2,111,812
Cimarex Energy Co.	13,900	889,600
CNOOC Ltd.	120,000	226,843
CNOOC Ltd. sponsored ADR	16,000	3,017,760
Concho Resources, Inc. (a)	3,500	331,520
Denbury Resources, Inc. (a)	41,000	643,700
Devon Energy Corp.	17,100	1,110,645
Double Eagle Petroleum Co. (a)	94,370	838,006
Encana Corp.	1,000	21,688
EOG Resources, Inc.	3,600	321,948
EXCO Resources, Inc.	43,800	552,318
Gran Tierra Energy, Inc. (Canada) (a)	7,600	46,583
INPEX Corp.	23	151,867
Japan Petroleum Exploration Co. Ltd.	30,000	1,185,050
Marathon Oil Corp.	77,300	2,012,119
Newfield Exploration Co. (a)	13,700	551,562
Nexen, Inc.	70,200	1,192,242
Niko Resources Ltd.	39,100	2,150,628
Noble Energy, Inc.	16,000	1,429,440
Northern Oil & Gas, Inc. (a)(e)	227,900	5,508,343
NOVATEK OAO GDR	2,000	280,800
Oasis Petroleum, Inc. (a)	500	14,670
OGX Petroleo e Gas Participacoes SA (a)	155,900	1,289,180
Pacific Rubiales Energy Corp.	3,400	79,266
Painted Pony Petroleum Ltd. (a)(f)	15,000	183,428
Painted Pony Petroleum Ltd. Class A (a)	24,500	299,599
PetroBakken Energy Ltd. Class A (e)	7,748	70,574
Petrobank Energy & Resources Ltd.	83,900	754,961
Petrominerales Ltd.	16,526	436,007
Pioneer Natural Resources Co.	11,500	964,850
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
PTT Exploration and Production PCL (For. Reg.)	6,500	$ 33,691
QEP Resources, Inc.	31,600	1,123,380
Santos Ltd.	19,000	256,631
Southwestern Energy Co. (a)	40,600	1,706,824
Stone Energy Corp. (a)	12,900	313,341
Talisman Energy, Inc.	410,100	5,817,138
Tullow Oil PLC	1,600	36,101
Ultra Petroleum Corp. (a)	15,900	506,574
Whiting Petroleum Corp. (a)	12,500	581,875
Woodside Petroleum Ltd.	14,001	533,168
		58,001,169
Oil & Gas Refining & Marketing - 0.9%
CVR Energy, Inc. (a)	21,200	524,912
Marathon Petroleum Corp.	95,700	3,435,630
Tesoro Corp. (a)	600	15,564
Valero Energy Corp.	110,900	2,728,140
Western Refining, Inc. (a)(e)	600	9,588
		6,713,834
Oil & Gas Storage & Transport - 0.1%
Atlas Pipeline Partners, LP	22,600	786,480
TOTAL OIL, GAS & CONSUMABLE FUELS		254,231,178
PAPER & FOREST PRODUCTS - 1.5%
Forest Products - 0.1%
China Forestry Holdings Co. Ltd. (a)	3,302,000	626,924
Duratex SA	39,000	211,216
		838,140
Paper Products - 1.4%
Empresas CMPC SA	848,910	3,534,599
Fibria Celulose SA sponsored ADR (e)	149,889	1,329,515
International Paper Co.	2,300	63,710
MeadWestvaco Corp.	1,000	27,910
Nine Dragons Paper (Holdings) Ltd.	854,000	581,353
Nippon Paper Group, Inc. (e)	34,400	788,501
Oji Paper Co. Ltd.	110,000	544,158
Sappi Ltd. (a)	24,704	72,528
Stora Enso Oyj (R Shares)	298,300	1,898,134
Suzano Papel e Celulose SA	38,725	189,430
Common Stocks - continued
	Shares	Value
PAPER & FOREST PRODUCTS - CONTINUED
Paper Products - continued
Svenska Cellulosa AB (SCA) (B Shares)	41,900	$ 612,476
UPM-Kymmene Corp.	130,200	1,527,958
		11,170,272
TOTAL PAPER & FOREST PRODUCTS		12,008,412
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Specialized REITs - 0.0%
Weyerhaeuser Co.	1,685	30,296
SPECIALTY RETAIL - 0.3%
Specialty Stores - 0.3%
Tsutsumi Jewelry Co. Ltd.	95,500	2,225,649
TRADING COMPANIES & DISTRIBUTORS - 2.0%
Trading Companies & Distributors - 2.0%
Marubeni Corp.	448,000	2,607,949
Mitsubishi Corp.	276,900	5,695,721
Noble Group Ltd.	6,162,090	7,521,210
		15,824,880
TOTAL COMMON STOCKS (Cost $788,765,973)		770,137,682
Convertible Bonds - 0.0%
Principal Amount (d)
PAPER & FOREST PRODUCTS - 0.0%
Paper Products - 0.0%
Suzano Papel e Celulose SA 4.5% 12/16/13 (Cost $377,129)	BRL	572,000	316,612
Money Market Funds - 4.7%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	2,670,024	$ 2,670,024
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	33,626,672	33,626,672
TOTAL MONEY MARKET FUNDS (Cost $36,296,696)		36,296,696
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $825,439,798)		806,750,990
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(26,283,091)
NET ASSETS - 100%		$ 780,467,899
Currency Abbreviations
BRL	-	Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $183,428 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,302
Fidelity Securities Lending Cash Central Fund	351,340
Total	$ 366,642
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 770,137,682	$ 573,040,015	$ 196,142,250	$ 955,417
Convertible Bonds	316,612	-	-	316,612
Money Market Funds	36,296,696	36,296,696	-	-
Total Investments in Securities:	$ 806,750,990	$ 609,336,711	$ 196,142,250	$ 1,272,029
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(399,873)
Total Unrealized Gain (Loss)	(2,251,071)
Cost of Purchases	3,323,106
Proceeds of Sales	(353,517)
Amortization/Accretion	-
Transfers in to Level 3	953,384
Transfers out of Level 3	-
Ending Balance	$ 1,272,029
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (2,251,071)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	33.0%
Canada	18.5%
United Kingdom	16.4%
Switzerland	5.5%
Brazil	3.9%
Australia	2.8%
Bermuda	2.7%
Japan	2.1%
Russia	2.0%
Italy	1.7%
South Africa	1.6%
Germany	1.4%
Norway	1.0%
Others (Individually Less Than 1%)	7.4%
100.0%
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $6,966,394 all of which will expire in fiscal 2019. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011
Assets
Investment in securities, at value (including securities loaned of $31,452,952) - See accompanying schedule: Unaffiliated issuers (cost $789,143,102)	$ 770,454,294
Fidelity Central Funds (cost $36,296,696)	36,296,696
Total Investments (cost $825,439,798)		$ 806,750,990
Foreign currency held at value (cost $4,098,833)		3,857,396
Receivable for investments sold		13,143,082
Receivable for fund shares sold		1,319,439
Dividends receivable		819,567
Interest receivable		13,133
Distributions receivable from Fidelity Central Funds		26,123
Prepaid expenses		4,397
Other receivables		22,094
Total assets		825,956,221

Liabilities
Payable for investments purchased	$ 8,978,037
Payable for fund shares redeemed	2,105,156
Accrued management fee	436,053
Distribution and service plan fees payable	65,847
Other affiliated payables	214,270
Other payables and accrued expenses	62,287
Collateral on securities loaned, at value	33,626,672
Total liabilities		45,488,322

Net Assets		$ 780,467,899
Net Assets consist of:
Paid in capital		$ 809,500,953
Undistributed net investment income		2,852,890
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,954,172)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(18,931,772)
Net Assets		$ 780,467,899

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($127,978,760 ÷ 8,452,805 shares)	$ 15.14

Maximum offering price per share (100/94.25 of $15.14)	$ 16.06
Class T: Net Asset Value and redemption price per share ($20,831,272 ÷ 1,380,984 shares)	$ 15.08

Maximum offering price per share (100/96.50 of $15.08)	$ 15.63
Class B: Net Asset Value and offering price per share ($4,323,549 ÷ 288,202 shares)A	$ 15.00

Class C: Net Asset Value and offering price per share ($37,184,669 ÷ 2,486,493 shares)A	$ 14.95

Global Commodity Stock: Net Asset Value, offering price and redemption price per share ($531,224,376 ÷ 34,921,133 shares)	$ 15.21

Institutional Class: Net Asset Value, offering price and redemption price per share ($58,925,273 ÷ 3,872,564 shares)	$ 15.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends		$ 16,946,155
Interest		5,904
Income from Fidelity Central Funds		366,642
Income before foreign taxes withheld		17,318,701
Less foreign taxes withheld		(1,108,723)
Total income		16,209,978

Expenses
Management fee	$ 5,689,907
Transfer agent fees	2,134,136
Distribution and service plan fees	777,366
Accounting and security lending fees	389,213
Custodian fees and expenses	182,573
Independent trustees' compensation	4,268
Registration fees	153,780
Audit	61,648
Legal	2,692
Interest	2,456
Miscellaneous	5,236
Total expenses before reductions	9,403,275
Expense reductions	(62,747)	9,340,528
Net investment income (loss)		6,869,450
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $8,021)	(6,689,458)
Foreign currency transactions	(208,574)
Total net realized gain (loss)		(6,898,032)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $77,622)	(67,470,576)
Assets and liabilities in foreign currencies	(249,333)
Total change in net unrealized appreciation (depreciation)		(67,719,909)
Net gain (loss)		(74,617,941)
Net increase (decrease) in net assets resulting from operations		$ (67,748,491)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,869,450	$ 5,290,077
Net realized gain (loss)	(6,898,032)	(2,643,429)
Change in net unrealized appreciation (depreciation)	(67,719,909)	40,356,160
Net increase (decrease) in net assets resulting from operations	(67,748,491)	43,002,808
Distributions to shareholders from net investment income	(5,045,313)	(188,424)
Distributions to shareholders from net realized gain	(2,104,800)	(1,358,291)
Total distributions	(7,150,113)	(1,546,715)
Share transactions - net increase (decrease)	418,528,912	198,095,255
Redemption fees	94,436	48,090
Total increase (decrease) in net assets	343,724,744	239,599,438

Net Assets
Beginning of period	436,743,155	197,143,717
End of period (including undistributed net investment income of $2,852,890 and undistributed net investment income of $4,074,073, respectively)	$ 780,467,899	$ 436,743,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.60	$ 13.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.12	.19 H	(.01)
Net realized and unrealized gain (loss)	(.38)	2.20	3.29
Total from investment operations	(.26)	2.39	3.28
Distributions from net investment income	(.13)	- K	-
Distributions from net realized gain	(.06)	(.08)	-
Total distributions	(.20) L	(.08)	-
Redemption fees added to paid in capital E	- K	- K	.01
Net asset value, end of period	$ 15.14	$ 15.60	$ 13.29
Total Return B,C,D	(1.80)%	18.04%	32.90%
Ratios to Average Net Assets F,J
Expenses before reductions	1.32%	1.37%	1.65% A
Expenses net of fee waivers, if any	1.32%	1.37%	1.50% A
Expenses net of all reductions	1.31%	1.36%	1.48% A
Net investment income (loss)	.71%	1.35% H	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 127,979	$ 60,370	$ 15,705
Portfolio turnover rate G	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Total distributions of $.20 per share is comprised of distributions from net investment income of $.133 and distributions from net realized gain of $.062 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.55	$ 13.27	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.16 H	(.03)
Net realized and unrealized gain (loss)	(.38)	2.19	3.29
Total from investment operations	(.31)	2.35	3.26
Distributions from net investment income	(.10)	-	-
Distributions from net realized gain	(.06)	(.07)	-
Total distributions	(.16)	(.07)	-
Redemption fees added to paid in capital E	- K	- K	.01
Net asset value, end of period	$ 15.08	$ 15.55	$ 13.27
Total Return B,C,D	(2.09)%	17.73%	32.70%
Ratios to Average Net Assets F,J
Expenses before reductions	1.60%	1.63%	2.04% A
Expenses net of fee waivers, if any	1.60%	1.63%	1.75% A
Expenses net of all reductions	1.59%	1.61%	1.73% A
Net investment income (loss)	.43%	1.10% H	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,831	$ 11,762	$ 4,665
Portfolio turnover rate G	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .17%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.46	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.39)	2.20	3.28
Total from investment operations	(.40)	2.28	3.21
Distributions from net realized gain	(.06)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	.01
Net asset value, end of period	$ 15.00	$ 15.46	$ 13.22
Total Return B,C,D	(2.62)%	17.23%	32.20%
Ratios to Average Net Assets F,J
Expenses before reductions	2.11%	2.16%	2.66% A
Expenses net of fee waivers, if any	2.11%	2.16%	2.25% A
Expenses net of all reductions	2.10%	2.15%	2.23% A
Net investment income (loss)	(.09)%	.56% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,324	$ 4,348	$ 2,726
Portfolio turnover rate G	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.37)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.45	$ 13.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.08 H	(.07)
Net realized and unrealized gain (loss)	(.38)	2.19	3.28
Total from investment operations	(.39)	2.27	3.21
Distributions from net investment income	(.05)	-	-
Distributions from net realized gain	(.06)	(.04)	-
Total distributions	(.11)	(.04)	-
Redemption fees added to paid in capital E	- K	- K	.01
Net asset value, end of period	$ 14.95	$ 15.45	$ 13.22
Total Return B,C,D	(2.58)%	17.21%	32.20%
Ratios to Average Net Assets F,J
Expenses before reductions	2.09%	2.14%	2.53% A
Expenses net of fee waivers, if any	2.09%	2.14%	2.25% A
Expenses net of all reductions	2.08%	2.13%	2.23% A
Net investment income (loss)	(.07)%	.58% H	(.90)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,185	$ 14,338	$ 4,798
Portfolio turnover rate G	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

I For the period March 25, 2009 (commencement of operations) to October 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Global Commodity Stock

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.39)	2.21	3.29
Total from investment operations	(.23)	2.44	3.30
Distributions from net investment income	(.16)	(.01)	-
Distributions from net realized gain	(.06)	(.08)	-
Total distributions	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	.01
Net asset value, end of period	$ 15.21	$ 15.66	$ 13.31
Total Return B,C	(1.59)%	18.38%	33.10%
Ratios to Average Net Assets E,I
Expenses before reductions	1.08%	1.10%	1.42% A
Expenses net of fee waivers, if any	1.08%	1.10%	1.25% A
Expenses net of all reductions	1.07%	1.09%	1.23% A
Net investment income (loss)	.95%	1.62% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 531,224	$ 310,186	$ 159,439
Portfolio turnover rate F	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.66	$ 13.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.23 G	.01
Net realized and unrealized gain (loss)	(.38)	2.21	3.29
Total from investment operations	(.22)	2.44	3.30
Distributions from net investment income	(.16)	(.01)	-
Distributions from net realized gain	(.06)	(.08)	-
Total distributions	(.22)	(.09)	-
Redemption fees added to paid in capital D	- J	- J	.01
Net asset value, end of period	$ 15.22	$ 15.66	$ 13.31
Total Return B,C	(1.50)%	18.39%	33.10%
Ratios to Average Net Assets E,I
Expenses before reductions	1.03%	1.09%	1.36% A
Expenses net of fee waivers, if any	1.03%	1.09%	1.25% A
Expenses net of all reductions	1.03%	1.07%	1.23% A
Net investment income (loss)	.99%	1.64% G	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,925	$ 35,739	$ 9,811
Portfolio turnover rate F	71%	54%	25% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

H For the period March 25, 2009 (commencement of operations) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity® Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 64,157,893
Gross unrealized depreciation	(89,393,208)
Net unrealized appreciation (depreciation) on securities and other investments	$ (25,235,315)

Tax Cost	$ 831,986,305

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,411,620
Capital loss carryforward	$ (6,966,394)
Net unrealized appreciation (depreciation)	$ (25,483,446)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 5,112,665	$ 1,546,715
Long-Term Capital Gains	2,037,448	-
Total	$ 7,150,113	$ 1,546,715

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $977,644,235 and $565,928,394, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 294,482	$ 11,535
Class T	.25%	.25%	97,025	1
Class B	.75%	.25%	48,554	36,421
Class C	.75%	.25%	337,305	182,256
			$ 777,366	$ 230,213

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 203,267
Class T	23,029
Class B*	73,574
Class C*	12,313
$ 312,183

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 306,688.26
Class T	56,044.29
Class B	14,667.30
Class C	96,930.29
Global Commodity Stock	1,516,249.27
Institutional Class	143,558.23
	$ 2,134,136

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,462 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,072,574.35%		$ 2,323

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,313 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $351,340. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,705,000. The weighted average interest rate was .59%. The interest expense amounted to $133 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $62,747 for the period.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 597,144	$ 7,432
Class T	82,038	-
Class C	56,214	-
Global Commodity Stock	3,895,270	168,019
Institutional Class	414,647	12,973
Total	$ 5,045,313	$ 188,424
From net realized gain
Class A	$ 275,211	$ 143,058
Class T	52,381	30,137
Class B	16,866	9,302
Class C	68,717	20,828
Global Commodity Stock	1,532,256	1,078,126
Institutional Class	159,369	76,840
Total	$ 2,104,800	$ 1,358,291

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	7,297,574	3,636,511	$ 124,882,197	$ 52,113,230
Reinvestment of distributions	39,060	8,310	643,900	119,911
Shares redeemed	(2,752,883)	(957,806)	(44,565,640)	(13,354,681)
Net increase (decrease)	4,583,751	2,687,015	$ 80,960,457	$ 38,878,460
Class T
Shares sold	866,549	635,625	$ 14,740,169	$ 9,055,849
Reinvestment of distributions	7,294	2,006	120,226	28,921
Shares redeemed	(249,100)	(233,090)	(4,030,489)	(3,190,490)
Net increase (decrease)	624,743	404,541	$ 10,829,906	$ 5,894,280
Class B
Shares sold	82,231	275,613	$ 1,397,980	$ 3,943,173
Reinvestment of distributions	917	543	14,988	7,824
Shares redeemed	(76,244)	(200,985)	(1,237,701)	(2,763,660)
Net increase (decrease)	6,904	75,171	$ 175,267	$ 1,187,337

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	2,215,036	869,321	$ 37,885,797	$ 12,506,411
Reinvestment of distributions	6,435	1,339	105,874	19,266
Shares redeemed	(662,765)	(305,685)	(10,246,197)	(4,197,936)
Net increase (decrease)	1,558,706	564,975	$ 27,745,474	$ 8,327,741
Global Commodity Stock
Shares sold	32,339,719	19,122,952	$ 553,926,075	$ 278,892,729
Reinvestment of distributions	293,921	81,765	4,855,462	1,181,498
Shares redeemed	(17,519,084)	(11,379,620)	(288,860,403)	(158,960,668)
Net increase (decrease)	15,114,556	7,825,097	$ 269,921,134	$ 121,113,559
Institutional Class
Shares sold	4,225,113	1,969,025	$ 72,109,877	$ 28,672,948
Reinvestment of distributions	16,850	2,588	278,352	37,397
Shares redeemed	(2,651,317)	(426,975)	(43,491,555)	(6,016,467)
Net increase (decrease)	1,590,646	1,544,638	$ 28,896,674	$ 22,693,878

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Global Commodity Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/12/11	12/09/11	$0.093	$0.014

Institutional Class designates 96% and 54% of the dividends distributed on December 10th and December 30th, respectively during the fiscal year as qualifying to receive the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/13/10	$0.065	$0.0095
	12/31/10	$0.010	-

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a third-party-sponsored index that reflects the market sector in which the fund invests. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2010, the total returns of the retail class and Class B of the fund and the total return of a third-party-sponsored index ("benchmark").

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Global Commodity Stock Fund

The Board noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 30% means that 70% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

AGCSI-UANN-1211
1.879388.102

Fidelity®

International Discovery

Fund

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Discovery Fund A	-6.39%	-1.60%	7.58%

A Prior to October 1, 2004, Fidelity International Discovery Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund, a class of the fund, on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund: For the 12 months ending October 31, 2011, the fund's Retail Class shares returned -6.39%, lagging the -3.97% return of the MSCI® EAFE® (Europe, Australasia, Far East) Index. Stock selection and currency exposure detracted from relative performance, particularly in emerging markets (an out-of-index investment); the Asia Pacific ex Japan region; and the United Kingdom. Positioning in energy and financials most hampered returns. Individual disappointments included French bank BNP Paribas, whose stock fell amid worries over its exposure to Greek debt, and Danish brewery Carlsberg, whose earnings suffered from a spike in Russian grain prices. The fund also was hurt by not owning Swiss pharmaceuticals firm and index component Roche Holding. Conversely, defensive positioning in Japan and Europe helped, as did security selection in consumer discretionary and information technology. A non-index stake in Japanese online retailer Start Today benefited from growth in Internet purchases, while shares of U.K. software company Autonomy jumped following a premium acquisition offer. Some of these names were no longer in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.29%
Actual		$ 1,000.00	$ 827.20	$ 5.94
HypotheticalA		$ 1,000.00	$ 1,018.70	$ 6.56
Class T	1.54%
Actual		$ 1,000.00	$ 825.90	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,017.44	$ 7.83
Class B	2.05%
Actual		$ 1,000.00	$ 824.20	$ 9.43
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
Class C	2.04%
Actual		$ 1,000.00	$ 824.30	$ 9.38
HypotheticalA		$ 1,000.00	$ 1,014.92	$ 10.36
International Discovery	.96%
Actual		$ 1,000.00	$ 828.60	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Class K	.79%
Actual		$ 1,000.00	$ 829.20	$ 3.64
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Institutional Class	.95%
Actual		$ 1,000.00	$ 828.40	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom 21.0%
Japan 15.8%
France 9.1%
Switzerland 6.8%
Germany 6.3%
Australia 3.5%
Netherlands 3.4%
Cayman Islands 2.8%
Korea (South) 2.5%
Other 28.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom 21.3%
Japan 16.2%
France 8.8%
Germany 7.7%
Switzerland 5.2%
Australia 4.1%
United States of America 3.7%
Netherlands 3.3%
Denmark 3.1%
Other 26.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.9	98.7
Short-Term Investments and Net Other Assets	0.1	1.3
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	2.8	2.8
Nestle SA (Switzerland, Food Products)	2.0	0.9
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.8	0.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.7	1.9
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.5	1.2
ORIX Corp. (Japan, Diversified Financial Services)	1.3	1.1
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.3	1.0
Japan Tobacco, Inc. (Japan, Tobacco)	1.3	0.5
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.3	1.5
HSBC Holdings PLC (United Kingdom) (United Kingdom, Commercial Banks)	1.2	1.3
	16.2
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.3	21.3
Consumer Discretionary	18.6	17.3
Consumer Staples	12.6	8.2
Information Technology	9.8	8.7
Industrials	9.6	14.3
Energy	7.5	8.5
Health Care	7.2	6.2
Telecommunication Services	6.4	5.3
Materials	6.0	8.7
Utilities	0.9	0.2

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
Australia - 3.5%
Australia & New Zealand Banking Group Ltd.	4,456,031	$ 100,700
carsales.com Ltd. (d)	3,966,844	20,509
Commonwealth Bank of Australia	1,268,063	65,147
Fortescue Metals Group Ltd.	3,503,390	17,599
Macquarie Group Ltd.	472,090	12,156
Newcrest Mining Ltd.	1,658,172	58,608
WorleyParsons Ltd.	993,898	28,850
TOTAL AUSTRALIA		303,569
Austria - 0.0%
Osterreichische Elektrizitatswirtschafts AG	101,380	2,951
Bailiwick of Guernsey - 0.1%
Ashmore Global Opportunities Ltd. (United Kingdom)	825,990	9,166
Bailiwick of Jersey - 2.0%
Experian PLC	3,236,600	42,187
Shire PLC	2,310,400	72,527
Velti PLC (a)	290,405	2,445
Wolseley PLC	1,930,464	55,820
TOTAL BAILIWICK OF JERSEY		172,979
Belgium - 0.3%
Anheuser-Busch InBev SA NV	542,427	30,085
Bermuda - 1.0%
African Minerals Ltd. (a)	2,899,600	20,599
Cheung Kong Infrastructure Holdings Ltd.	6,530,000	34,979
Li & Fung Ltd.	9,616,000	18,532
Noble Group Ltd.	11,199,364	13,670
TOTAL BERMUDA		87,780
Brazil - 2.1%
Anhanguera Educacional Participacoes SA	1,834,900	26,981
Arezzo Industria e Comercio SA	849,800	11,234
Itau Unibanco Banco Multiplo SA sponsored ADR	1,260,500	24,101
Qualicorp SA	4,305,000	39,360
Souza Cruz Industria Comerico	3,799,000	46,592
TIM Participacoes SA sponsored ADR (d)	1,447,849	37,702
TOTAL BRAZIL		185,970
Common Stocks - continued
	Shares	Value (000s)
British Virgin Islands - 0.5%
Arcos Dorados Holdings, Inc.	731,300	$ 17,112
Mail.ru Group Ltd. GDR (Reg. S)	713,000	24,563
TOTAL BRITISH VIRGIN ISLANDS		41,675
Canada - 1.2%
Canadian Natural Resources Ltd.	573,500	20,228
InterOil Corp. (a)(d)	204,400	9,711
Open Text Corp. (a)(d)	769,600	47,102
Trinidad Drilling Ltd.	3,430,500	26,842
TOTAL CANADA		103,883
Cayman Islands - 2.8%
Airtac International Group	2,543,000	14,233
Belle International Holdings Ltd.	10,683,000	20,952
Biostime International Holdings Ltd.	8,183,000	14,593
Bosideng International Holdings Ltd.	43,814,000	12,078
China Kanghui Holdings sponsored ADR (a)(d)	1,747,000	27,375
China Mengniu Dairy Co. Ltd.	6,180,000	19,693
China ZhengTong Auto Services Holdings Ltd.	14,117,500	15,287
Ctrip.com International Ltd. sponsored ADR (a)	915,000	31,897
Hengdeli Holdings Ltd.	28,576,000	12,811
Microport Scientific Corp.	8,277,000	4,678
Sands China Ltd. (a)	17,144,800	51,523
Shenguan Holdings Group Ltd.	35,412,000	19,025
TOTAL CAYMAN ISLANDS		244,145
China - 1.3%
Baidu.com, Inc. sponsored ADR (a)	394,600	55,315
China Telecom Corp. Ltd. (H Shares)	41,444,000	25,588
SINA Corp. (a)(d)	310,200	25,216
Zhaojin Mining Industry Co. Ltd. (H Shares)	4,984,000	8,898
TOTAL CHINA		115,017
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(e)	216,330	240
Denmark - 2.2%
Novo Nordisk A/S Series B	1,029,289	109,293
William Demant Holding A/S (a)	984,500	78,551
TOTAL DENMARK		187,844
Common Stocks - continued
	Shares	Value (000s)
Finland - 0.7%
Amer Group PLC (A Shares)	1,325,300	$ 18,322
Nokian Tyres PLC	1,213,133	44,574
TOTAL FINLAND		62,896
France - 9.1%
Air Liquide SA	307,100	39,843
Arkema SA	436,670	29,874
Atos Origin SA	1,058,073	51,279
AXA SA	3,922,902	63,898
BNP Paribas SA	1,322,566	60,125
Club Mediterranee SA (a)	470,000	8,917
Danone	1,265,300	88,078
Iliad SA	625,259	73,187
Ipsos SA	54,516	1,790
JC Decaux SA (a)	652,300	17,481
LVMH Moet Hennessy - Louis Vuitton	621,877	103,489
Pernod-Ricard SA	329,525	30,782
PPR SA	398,700	62,294
Safran SA	714,800	23,415
Sanofi-aventis	953,011	68,187
Schneider Electric SA	529,528	31,255
Societe Generale Series A	685,447	20,015
Unibail-Rodamco	118,400	23,677
TOTAL FRANCE		797,586
Germany - 5.1%
Aareal Bank AG (a)	1,131,037	22,993
Allianz AG	325,100	36,537
Bayer AG	767,558	49,176
Bayerische Motoren Werke AG (BMW)	834,676	68,221
Commerzbank AG (a)	4,229,500	10,436
Deutsche Bank AG	1,018,100	42,103
Fresenius Medical Care AG & Co. KGaA	940,100	68,492
GEA Group AG	992,880	27,433
Gerry Weber International AG (Bearer)	320,600	9,983
Kabel Deutschland Holding AG (a)	1,085,800	61,999
Siemens AG	475,549	49,855
TOTAL GERMANY		447,228
Hong Kong - 1.5%
AIA Group Ltd.	13,058,400	39,929
China Unicom (Hong Kong) Ltd.	12,452,000	25,036
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - continued
I.T Ltd.	14,631,000	$ 9,112
Techtronic Industries Co. Ltd.	65,201,500	56,415
TOTAL HONG KONG		130,492
India - 1.6%
Apollo Hospitals Enterprise Ltd.	1,432,254	15,263
Bharti Airtel Ltd.	5,744,231	46,004
Housing Development Finance Corp. Ltd.	2,696,342	37,945
Larsen & Toubro Ltd.	279,321	8,057
Shriram Transport Finance Co. Ltd.	732,049	9,165
The Jammu & Kashmir Bank Ltd.	545,569	9,407
Titan Industries Ltd.	3,211,760	14,263
TOTAL INDIA		140,104
Indonesia - 0.6%
PT Astra International Tbk	1,338,500	10,321
PT Sarana Menara Nusantara Tbk (a)	13,136,500	13,282
PT Tower Bersama Infrastructure Tbk	55,223,500	12,852
PT XL Axiata Tbk	22,623,000	12,653
TOTAL INDONESIA		49,108
Ireland - 1.4%
Accenture PLC Class A	719,100	43,333
James Hardie Industries NV CDI (a)	5,530,462	35,824
Kenmare Resources PLC (a)	5,264,162	3,435
Paddy Power PLC (Ireland)	728,700	40,338
TOTAL IRELAND		122,930
Israel - 0.6%
Check Point Software Technologies Ltd. (a)	517,600	29,829
Israel Chemicals Ltd.	1,513,500	18,212
TOTAL ISRAEL		48,041
Italy - 1.4%
Intesa Sanpaolo SpA	8,188,112	14,629
Prada SpA	2,305,100	11,395
Prysmian SpA	1,473,800	22,334
Saipem SpA	1,580,606	70,872
TOTAL ITALY		119,230
Japan - 15.8%
ABC-Mart, Inc.	1,529,000	59,886
Aozora Bank Ltd.	4,562,000	11,534
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Asics Corp.	3,605,000	$ 47,798
Calbee, Inc. (d)	700,800	31,951
Canon, Inc.	1,744,350	79,200
Cosmos Pharmaceutical Corp.	859,200	39,858
Credit Saison Co. Ltd.	1,323,500	25,830
DeNA Co. Ltd.	336,000	14,504
Denso Corp.	1,300,300	39,994
Digital Garage, Inc. (a)	2,715	8,890
Don Quijote Co. Ltd.	1,367,200	50,088
Fanuc Corp.	381,000	61,612
Honda Motor Co. Ltd.	1,966,400	58,810
Japan Retail Fund Investment Corp.	1,225	1,897
Japan Tobacco, Inc.	22,266	111,303
JS Group Corp.	1,457,600	30,569
JSR Corp.	2,283,400	43,596
Kakaku.com, Inc.	810,600	32,100
KDDI Corp.	10,315	75,571
Keyence Corp.	192,600	48,967
Misumi Group, Inc.	1,254,900	26,114
Mitsubishi Corp.	2,574,400	52,954
Mitsubishi Estate Co. Ltd.	1,553,000	26,307
Mitsubishi UFJ Financial Group, Inc.	15,161,400	65,899
ORIX Corp.	1,321,050	115,310
Rakuten, Inc.	68,670	75,288
So-net M3, Inc. (d)	5,296	23,954
SOFTBANK CORP.	1,375,900	44,661
Start Today Co. Ltd.	2,740,800	57,987
Tokyo Electron Ltd.	309,600	16,468
TOTAL JAPAN		1,378,900
Korea (South) - 2.5%
Hyundai Motor Co.	209,530	42,040
Kia Motors Corp.	453,500	28,966
LG Household & Health Care Ltd.	49,310	22,187
NHN Corp. (a)	64,289	13,362
Orion Corp.	113,331	60,574
Samsung Electronics Co. Ltd.	38,175	32,741
Shinhan Financial Group Co. Ltd.	421,030	16,710
TOTAL KOREA (SOUTH)		216,580
Luxembourg - 1.3%
Brait SA	5,949,360	14,243
Common Stocks - continued
	Shares	Value (000s)
Luxembourg - continued
Millicom International Cellular SA	190,400	$ 20,925
Millicom International Cellular SA (depositary receipt)	477,100	52,580
Samsonite International SA	14,826,300	24,124
TOTAL LUXEMBOURG		111,872
Mexico - 0.5%
Wal-Mart de Mexico SA de CV Series V	18,209,000	47,039
Netherlands - 3.4%
AEGON NV (a)	5,028,800	23,986
ASML Holding NV	971,700	40,743
Gemalto NV	1,818,979	82,995
ING Groep NV (Certificaten Van Aandelen) (a)	11,511,300	99,253
Koninklijke Philips Electronics NV	1,247,700	25,977
Randstad Holdings NV	726,367	25,910
TOTAL NETHERLANDS		298,864
Norway - 1.1%
Aker Solutions ASA	1,927,748	22,419
DnB NOR ASA	6,602,355	77,021
TOTAL NORWAY		99,440
Philippines - 0.3%
Alliance Global Group, Inc.	101,250,000	25,173
Poland - 0.3%
Eurocash SA	3,593,990	28,816
Qatar - 0.3%
Commercial Bank of Qatar GDR (Reg. S)	5,094,802	23,366
South Africa - 1.0%
AngloGold Ashanti Ltd. sponsored ADR	816,100	36,896
Sanlam Ltd.	5,826,600	21,768
Shoprite Holdings Ltd.	2,042,000	29,926
TOTAL SOUTH AFRICA		88,590
Spain - 1.5%
Banco Bilbao Vizcaya Argentaria SA	1,836,204	16,528
Banco Santander SA:
rights 10/31/11	6,080,392	1,052
(Spain)	6,080,392	51,471
Inditex SA	280,831	25,557
Common Stocks - continued
	Shares	Value (000s)
Spain - continued
Prosegur Compania de Seguridad SA (Reg.)	382,900	$ 19,103
Viscofan Envolturas Celulosicas SA	515,100	19,824
TOTAL SPAIN		133,535
Sweden - 1.3%
Elekta AB (B Shares)	316,100	12,650
Intrum Justitia AB	111,800	1,839
Meda AB (A Shares)	1,713,200	17,501
Swedbank AB (A Shares)	3,382,000	47,647
Swedish Match Co.	1,052,600	36,424
TOTAL SWEDEN		116,061
Switzerland - 6.8%
Adecco SA (Reg.)	548,529	26,509
Compagnie Financiere Richemont SA Series A	315,194	18,049
Kuehne & Nagel International AG	197,400	24,586
Nestle SA	2,973,853	172,491
Partners Group Holding	230,056	43,125
Schindler Holding AG (participation certificate)	554,147	65,168
The Swatch Group AG (Bearer)	98,950	41,901
Transocean Ltd. (United States)	829,400	47,400
UBS AG (a)	3,755,130	47,472
UBS AG (NY Shares) (a)	1,833,200	23,135
Zurich Financial Services AG	346,539	80,479
TOTAL SWITZERLAND		590,315
Taiwan - 0.5%
Catcher Technology Co. Ltd.	5,046,500	28,117
WPG Holding Co. Ltd.	15,884,570	19,181
TOTAL TAIWAN		47,298
Turkey - 0.1%
Boyner Buyuk Magazacilik A/S (a)(e)	6,011,100	10,096
United Kingdom - 21.0%
Aberdeen Asset Management PLC	9,033,732	27,966
Aggreko PLC	484,300	13,334
Anglo American PLC (United Kingdom)	1,293,300	47,702
Ashmore Group PLC	3,169,400	17,585
Aviva PLC	6,344,300	34,618
Barclays PLC	22,562,258	69,955
BG Group PLC	5,124,372	111,789
BHP Billiton PLC	4,802,296	151,250
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
BP PLC	11,307,867	$ 83,228
British American Tobacco PLC (United Kingdom)	3,366,600	154,388
British Land Co. PLC	5,756,734	47,262
Burberry Group PLC	1,970,900	42,504
Carphone Warehouse Group PLC	15,119,465	85,346
Diageo PLC	1,603,635	33,195
GlaxoSmithKline PLC	3,131,100	70,282
HSBC Holdings PLC (United Kingdom)	11,905,657	103,900
Imperial Tobacco Group PLC	1,488,285	54,427
International Personal Finance PLC	9,411,888	41,503
Jazztel PLC (a)(d)	3,802,400	21,996
Legal & General Group PLC	30,442,457	54,098
Lloyds Banking Group PLC (a)	49,557,364	25,632
Micro Focus International PLC	2,166,900	11,834
National Grid PLC	4,386,000	43,614
Ocado Group PLC (a)(d)	14,388,400	21,670
Reckitt Benckiser Group PLC	414,431	21,314
Royal Dutch Shell PLC Class B	6,770,160	242,949
Royalblue Group PLC	128,356	3,358
SuperGroup PLC (a)(d)	960,741	9,641
The Weir Group PLC	599,600	18,504
Ultra Electronics Holdings PLC	614,667	15,737
Vodafone Group PLC	46,662,143	129,590
Xstrata PLC	1,728,100	29,056
TOTAL UNITED KINGDOM		1,839,227
United States of America - 1.9%
Citrix Systems, Inc. (a)	546,700	39,816
Cognizant Technology Solutions Corp. Class A (a)	298,200	21,694
Green Mountain Coffee Roasters, Inc. (a)	180,700	11,749
MasterCard, Inc. Class A	165,200	57,364
Virgin Media, Inc.	1,603,800	39,101
TOTAL UNITED STATES OF AMERICA		169,724
TOTAL COMMON STOCKS (Cost $8,600,939)		8,627,815
Nonconvertible Preferred Stocks - 1.3%
	Shares	Value (000s)
Germany - 1.2%
ProSiebenSat.1 Media AG	40,648	$ 872
Volkswagen AG	569,500	99,935
TOTAL GERMANY		100,807
Italy - 0.1%
Fiat Industrial SpA (a)	2,156,296	13,231
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $90,158)		114,038
Money Market Funds - 1.2%

Fidelity Cash Central Fund, 0.12% (b)	27,641,463	27,641
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	80,899,017	80,899
TOTAL MONEY MARKET FUNDS (Cost $108,540)		108,540
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $8,799,637)		8,850,393
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(97,426)
NET ASSETS - 100%		$ 8,752,967
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 112
Fidelity Securities Lending Cash Central Fund	6,208
Total	$ 6,320
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 607	$ -	$ -	$ -	$ 240
Ashmore Global Opportunities Ltd. (United States)	-	10,376	-	259	-
Boyner Buyuk Magazacilik A/S	11,256	2,951	-	-	10,096
Total	$ 11,863	$ 13,327	$ -	$ 259	$ 10,336
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 1,839,227	$ 696,626	$ 1,142,601	$ -
Japan	1,378,900	-	1,378,900	-
France	797,586	729,399	68,187	-
Switzerland	590,315	542,843	47,472	-
Germany	548,035	387,585	160,450	-
Australia	303,569	-	303,569	-
Netherlands	298,864	149,648	149,216	-
Cayman Islands	244,145	59,272	184,873	-
Korea (South)	216,580	-	216,580	-
Other	2,524,632	1,704,716	819,916	-
Money Market Funds	108,540	108,540	-	-
Total Investments in Securities:	$ 8,850,393	$ 4,378,629	$ 4,471,764	$ -
Transfers from Level 1 to Level 2 during the period were $1,331,743,000.
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 607
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(607)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $1,349,541,000 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $73,811) - See accompanying schedule: Unaffiliated issuers (cost $8,669,458)	$ 8,731,517
Fidelity Central Funds (cost $108,540)	108,540
Other affiliated issuers (cost $21,639)	10,336
Total Investments (cost $8,799,637)		$ 8,850,393
Foreign currency held at value (cost $37,392)		37,392
Receivable for investments sold		89,865
Receivable for fund shares sold		6,925
Dividends receivable		18,912
Distributions receivable from Fidelity Central Funds		280
Prepaid expenses		35
Other receivables		5,269
Total assets		9,009,071

Liabilities
Payable to custodian bank	$ 756
Payable for investments purchased	155,082
Payable for fund shares redeemed	11,410
Accrued management fee	4,698
Distribution and service plan fees payable	125
Other affiliated payables	1,638
Other payables and accrued expenses	1,496
Collateral on securities loaned, at value	80,899
Total liabilities		256,104

Net Assets		$ 8,752,967
Net Assets consist of:
Paid in capital		$ 10,067,323
Undistributed net investment income		102,433
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,466,813)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		50,024
Net Assets		$ 8,752,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($319,917 ÷ 10,869.3 shares)	$ 29.43

Maximum offering price per share (100/94.25 of $29.43)	$ 31.23
Class T: Net Asset Value and redemption price per share ($60,905 ÷ 2,087.0 shares)	$ 29.18

Maximum offering price per share (100/96.50 of $29.18)	$ 30.24
Class B: Net Asset Value and offering price per share ($10,183 ÷ 350.9 shares)A	$ 29.02

Class C: Net Asset Value and offering price per share ($32,911 ÷ 1,131.9 shares)A	$ 29.08

International Discovery: Net Asset Value, offering price and redemption price per share ($6,806,183 ÷ 229,250.8 shares)	$ 29.69

Class K: Net Asset Value, offering price and redemption price per share ($1,244,550 ÷ 41,955.8 shares)	$ 29.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($278,318 ÷ 9,386.6 shares)	$ 29.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2011

Investment Income
Dividends (including $259 earned from other affiliated issuers)		$ 263,448
Interest		3
Income from Fidelity Central Funds		6,320
Income before foreign taxes withheld		269,771
Less foreign taxes withheld		(16,970)
Total income		252,801

Expenses
Management fee Basic fee	$ 69,910
Performance adjustment	(475)
Transfer agent fees	20,262
Distribution and service plan fees	1,864
Accounting and security lending fees	1,798
Custodian fees and expenses	1,713
Independent trustees' compensation	55
Registration fees	186
Audit	122
Legal	40
Interest	2
Miscellaneous	107
Total expenses before reductions	95,584
Expense reductions	(4,391)	91,193
Net investment income (loss)		161,608
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	506,179
Foreign currency transactions	(4,241)
Total net realized gain (loss)		501,938
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $8,547)	(1,246,049)
Assets and liabilities in foreign currencies	(1,473)
Total change in net unrealized appreciation (depreciation)		(1,247,522)
Net gain (loss)		(745,584)
Net increase (decrease) in net assets resulting from operations		$ (583,976)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 161,608	$ 130,595
Net realized gain (loss)	501,938	481,821
Change in net unrealized appreciation (depreciation)	(1,247,522)	638,780
Net increase (decrease) in net assets resulting from operations	(583,976)	1,251,196
Distributions to shareholders from net investment income	(149,936)	(116,422)
Distributions to shareholders from net realized gain	(48,090)	(13,374)
Total distributions	(198,026)	(129,796)
Share transactions - net increase (decrease)	(537,341)	(662,032)
Redemption fees	160	291
Total increase (decrease) in net assets	(1,319,183)	459,659

Net Assets
Beginning of period	10,072,150	9,612,491
End of period (including undistributed net investment income of $102,433 and undistributed net investment income of $120,198, respectively)	$ 8,752,967	$ 10,072,150

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.07	$ 28.57	$ 23.68	$ 47.34	$ 36.47
Income from Investment Operations
Net investment income (loss) C	.42	.31	.31	.46	.44
Net realized and unrealized gain (loss)	(2.52)	3.51	4.84	(22.08)	11.76
Total from investment operations	(2.10)	3.82	5.15	(21.62)	12.20
Distributions from net investment income	(.38)	(.28)	(.26)	(.37)	(.35)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.54)	(.32)	(.26)	(2.04)	(1.33)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.43	$ 32.07	$ 28.57	$ 23.68	$ 47.34
Total Return A,B	(6.71)%	13.43%	22.14%	(47.65)%	34.54%
Ratios to Average Net Assets D,F
Expenses before reductions	1.30%	1.33%	1.37%	1.32%	1.25%
Expenses net of fee waivers, if any	1.29%	1.33%	1.37%	1.32%	1.25%
Expenses net of all reductions	1.25%	1.28%	1.32%	1.29%	1.22%
Net investment income (loss)	1.31%	1.06%	1.28%	1.27%	1.08%
Supplemental Data
Net assets, end of period (in millions)	$ 320	$ 392	$ 414	$ 380	$ 417
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.81	$ 28.35	$ 23.49	$ 47.06	$ 36.30
Income from Investment Operations
Net investment income (loss) C	.34	.23	.24	.33	.29
Net realized and unrealized gain (loss)	(2.51)	3.48	4.81	(21.94)	11.71
Total from investment operations	(2.17)	3.71	5.05	(21.61)	12.00
Distributions from net investment income	(.30)	(.21)	(.19)	(.29)	(.26)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.46)	(.25)	(.19)	(1.96)	(1.24)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.18	$ 31.81	$ 28.35	$ 23.49	$ 47.06
Total Return A,B	(6.96)%	13.14%	21.79%	(47.84)%	34.08%
Ratios to Average Net Assets D,F
Expenses before reductions	1.56%	1.60%	1.65%	1.68%	1.63%
Expenses net of fee waivers, if any	1.55%	1.60%	1.65%	1.68%	1.63%
Expenses net of all reductions	1.51%	1.56%	1.60%	1.64%	1.60%
Net investment income (loss)	1.05%	.79%	1.00%	.91%	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 61	$ 92	$ 83	$ 64	$ 53
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.60	$ 28.18	$ 23.25	$ 46.70	$ 36.12
Income from Investment Operations
Net investment income (loss) C	.17	.08	.12	.15	.08
Net realized and unrealized gain (loss)	(2.48)	3.44	4.81	(21.77)	11.64
Total from investment operations	(2.31)	3.52	4.93	(21.62)	11.72
Distributions from net investment income	(.12)	(.06)	-	(.16)	(.16)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.27) H	(.10)	-	(1.83)	(1.14)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.02	$ 31.60	$ 28.18	$ 23.25	$ 46.70
Total Return A,B	(7.39)%	12.52%	21.20%	(48.11)%	33.37%
Ratios to Average Net Assets D,F
Expenses before reductions	2.06%	2.12%	2.16%	2.19%	2.14%
Expenses net of fee waivers, if any	2.06%	2.12%	2.16%	2.19%	2.14%
Expenses net of all reductions	2.02%	2.08%	2.11%	2.15%	2.10%
Net investment income (loss)	.54%	.27%	.49%	.40%	.19%
Supplemental Data
Net assets, end of period (in millions)	$ 10	$ 14	$ 16	$ 15	$ 17
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.68	$ 28.23	$ 23.31	$ 46.82	$ 36.19
Income from Investment Operations
Net investment income (loss) C	.18	.09	.12	.15	.09
Net realized and unrealized gain (loss)	(2.49)	3.45	4.82	(21.82)	11.66
Total from investment operations	(2.31)	3.54	4.94	(21.67)	11.75
Distributions from net investment income	(.14)	(.05)	(.02)	(.17)	(.14)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.29) H	(.09)	(.02)	(1.84)	(1.12)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.08	$ 31.68	$ 28.23	$ 23.31	$ 46.82
Total Return A,B	(7.37)%	12.54%	21.22%	(48.10)%	33.38%
Ratios to Average Net Assets D,F
Expenses before reductions	2.05%	2.09%	2.14%	2.17%	2.11%
Expenses net of fee waivers, if any	2.04%	2.09%	2.14%	2.17%	2.11%
Expenses net of all reductions	2.00%	2.05%	2.09%	2.13%	2.08%
Net investment income (loss)	.56%	.30%	.51%	.42%	.22%
Supplemental Data
Net assets, end of period (in millions)	$ 33	$ 44	$ 43	$ 36	$ 28
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.34	$ 28.79	$ 23.88	$ 47.68	$ 36.67
Income from Investment Operations
Net investment income (loss) B	.53	.40	.37	.57	.53
Net realized and unrealized gain (loss)	(2.54)	3.54	4.88	(22.29)	11.84
Total from investment operations	(2.01)	3.94	5.25	(21.72)	12.37
Distributions from net investment income	(.48)	(.35)	(.34)	(.41)	(.38)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.64)	(.39)	(.34)	(2.08)	(1.36)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 29.69	$ 32.34	$ 28.79	$ 23.88	$ 47.68
Total Return A	(6.39)%	13.76%	22.47%	(47.55)%	34.85%
Ratios to Average Net Assets C,E
Expenses before reductions	.97%	1.05%	1.12%	1.09%	1.04%
Expenses net of fee waivers, if any	.96%	1.05%	1.12%	1.09%	1.04%
Expenses net of all reductions	.92%	1.00%	1.07%	1.05%	1.00%
Net investment income (loss)	1.64%	1.35%	1.53%	1.51%	1.30%
Supplemental Data
Net assets, end of period (in millions)	$ 6,806	$ 8,133	$ 8,114	$ 6,999	$ 14,176
Portfolio turnover rate D	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 32.32	$ 28.78	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.58	.46	.44	.10
Net realized and unrealized gain (loss)	(2.54)	3.53	4.86	(16.52)
Total from investment operations	(1.96)	3.99	5.30	(16.42)
Distributions from net investment income	(.55)	(.41)	(.42)	-
Distributions from net realized gain	(.16)	(.04)	-	-
Total distributions	(.70)J	(.45)	(.42)	-
Redemption fees added to paid in capital D,I	-	-	-	-
Net asset value, end of period	$ 29.66	$ 32.32	$ 28.78	$ 23.90
Total Return B,C	(6.24)%	13.96%	22.80%	(40.72)%
Ratios to Average Net Assets E,H
Expenses before reductions	.80%	.84%	.88%	.93% A
Expenses net of fee waivers, if any	.79%	.84%	.88%	.93% A
Expenses net of all reductions	.75%	.79%	.83%	.89% A
Net investment income (loss)	1.81%	1.55%	1.77%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,245	$ 1,078	$ 674	$ 145
Portfolio turnover rate F	75%	82%	98%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.31	$ 28.77	$ 23.91	$ 47.73	$ 36.71
Income from Investment Operations
Net investment income (loss) B	.54	.41	.39	.53	.55
Net realized and unrealized gain (loss)	(2.55)	3.55	4.86	(22.24)	11.85
Total from investment operations	(2.01)	3.96	5.25	(21.71)	12.40
Distributions from net investment income	(.50)	(.38)	(.39)	(.44)	(.40)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.65) G	(.42)	(.39)	(2.11)	(1.38)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 29.65	$ 32.31	$ 28.77	$ 23.91	$ 47.73
Total Return A	(6.39)%	13.84%	22.52%	(47.51)%	34.93%
Ratios to Average Net Assets C, E
Expenses before reductions	.95%	.99%	1.05%	1.05%	.97%
Expenses net of fee waivers, if any	.94%	.99%	1.05%	1.05%	.97%
Expenses net of all reductions	.90%	.95%	1.00%	1.01%	.94%
Net investment income (loss)	1.66%	1.40%	1.60%	1.54%	1.36%
Supplemental Data
Net assets, end of period (in millions)	$ 278	$ 319	$ 267	$ 159	$ 58
Portfolio turnover rate D	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on realized short term capital gains on securities of certain issuers domiciled in India. An estimated deferred tax liability for net unrealized gains on these securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 930,158
Gross unrealized depreciation	(996,674)
Net unrealized appreciation (depreciation) on securities and other investments	$ (66,516)

Tax Cost	$ 8,916,909

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 102,538
Capital loss carryforward	$ (1,349,541)
Net unrealized appreciation (depreciation)	$ (66,186)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 198,026	$ 129,796

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,388,928 and $7,826,467, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 937	$ 19
Class T	.25%	.25%	398	1
Class B	.75%	.25%	130	98
Class C	.75%	.25%	399	30
			$ 1,864	$ 148

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 56
Class T	11
Class B*	21
Class C*	3
$ 91

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 1,138.30
Class T	248.31
Class B	41.31
Class C	121.30
International Discovery	17,436.22
Class K	638.05
Institutional Class	640.20
	$ 20,262

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 13,706.41%		$ 2

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $31 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,654. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,208, including $213 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $507.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,884 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 4,617	$ 3,889
Class T	859	633
Class B	51	37
Class C	184	71
International Discovery	121,061	98,508
Class K	18,291	9,602
Institutional Class	4,873	3,682
Total	$ 149,936	$ 116,422
From net realized gain
Class A	$ 1,880	$ 555
Class T	439	119
Class B	69	23
Class C	209	61
International Discovery	38,831	11,290
Class K	5,143	935
Institutional Class	1,519	391
Total	$ 48,090	$ 13,374

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	2,821	4,849	$ 91,649	$ 142,203
Reinvestment of distributions	173	120	5,606	3,654
Shares redeemed	(4,335)	(7,259)	(139,721)	(215,574)
Net increase (decrease)	(1,341)	(2,290)	$ (42,466)	$ (69,717)
Class T
Shares sold	443	1,165	$ 14,328	$ 34,154
Reinvestment of distributions	38	24	1,235	716
Shares redeemed	(1,286)	(1,228)	(41,028)	(35,631)
Net increase (decrease)	(805)	(39)	$ (25,465)	$ (761)
Class B
Shares sold	21	105	$ 671	$ 3,047
Reinvestment of distributions	3	2	111	54
Shares redeemed	(130)	(227)	(4,124)	(6,544)
Net increase (decrease)	(106)	(120)	$ (3,342)	$ (3,443)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	183	356	$ 5,847	$ 10,567
Reinvestment of distributions	11	4	344	116
Shares redeemed	(437)	(515)	(13,875)	(14,926)
Net increase (decrease)	(243)	(155)	$ (7,684)	$ (4,243)
International Discovery
Shares sold	32,543	55,460	$ 1,052,266	$ 1,640,231
Reinvestment of distributions	4,718	3,453	153,551	105,461
Shares redeemed	(59,489)	(89,239)	(1,934,353)	(2,636,183)
Net increase (decrease)	(22,228)	(30,326)	$ (728,536)	$ (890,491)
Class K
Shares sold	18,148	16,961	$ 593,408	$ 491,304
Reinvestment of distributions	722	346	23,434	10,537
Shares redeemed	(10,275)	(7,377)	(330,258)	(215,813)
Net increase (decrease)	8,595	9,930	$ 286,584	$ 286,028
Institutional Class
Shares sold	2,364	4,322	$ 75,348	$ 127,580
Reinvestment of distributions	69	36	2,254	1,083
Shares redeemed	(2,923)	(3,773)	(94,034)	(108,068)
Net increase (decrease)	(490)	585	$ (16,432)	$ 20,595

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Fidelity International Discovery Fund designates 90% and 100% of the dividends distributed on December 3, 2010 and December 30, 2010, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund	12/06/2010	$0.414	$0.0348
	12/31/2010	$0.041	$0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

* 0 To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
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Annual Report

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Annual Report

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IGI-UANN-1211
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Fidelity Advisor®

International Discovery

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2011

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® International Discovery Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A, E	-12.08%	-3.02%	6.74%
Class T (incl. 3.50% sales charge) B, E	-10.22%	-2.85%	6.76%
Class B (incl. contingent deferred sales charge) C, E	-11.98%	-3.02%	6.77%
Class C (incl. contingent deferred sales charge) D , E	-8.29%	-2.64%	6.80%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of Fidelity® International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of Fidelity International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of Fidelity International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on Janu-ary 6, 2005. Returns prior to January 6, 2005 are those of Fidelity International Discovery Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to January 6, 2005 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0% respectively.

E Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Class A on October 31, 2001 and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Class A took place on January 6, 2005. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor® International Discovery Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -6.71%, -6.96, -7.39% and -7.37%, respectively (excluding sales charges), lagging the -3.97% return of the MSCI® EAFE® (Europe, Australasia, Far East) Index. Stock selection and currency exposure detracted from relative performance, particularly in emerging markets (an out-of-index investment); the Asia Pacific ex Japan region; and the United Kingdom. Positioning in energy and financials most hampered returns. Individual disappointments included French bank BNP Paribas, whose stock fell amid worries over its exposure to Greek debt, and Danish brewery Carlsberg, whose earnings suffered from a spike in Russian grain prices. The fund also was hurt by not owning Swiss pharmaceuticals firm and index component Roche Holding. Conversely, defensive positioning in Japan and Europe helped, as did security selection in consumer discretionary and information technology. A non-index stake in Japanese online retailer Start Today benefited from growth in Internet purchases, while shares of U.K. software company Autonomy jumped following a premium acquisition offer. Some of these names were no longer in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.29%
Actual		$ 1,000.00	$ 827.20	$ 5.94
HypotheticalA		$ 1,000.00	$ 1,018.70	$ 6.56
Class T	1.54%
Actual		$ 1,000.00	$ 825.90	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,017.44	$ 7.83
Class B	2.05%
Actual		$ 1,000.00	$ 824.20	$ 9.43
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
Class C	2.04%
Actual		$ 1,000.00	$ 824.30	$ 9.38
HypotheticalA		$ 1,000.00	$ 1,014.92	$ 10.36
International Discovery	.96%
Actual		$ 1,000.00	$ 828.60	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Class K	.79%
Actual		$ 1,000.00	$ 829.20	$ 3.64
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Institutional Class	.95%
Actual		$ 1,000.00	$ 828.40	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom 21.0%
Japan 15.8%
France 9.1%
Switzerland 6.8%
Germany 6.3%
Australia 3.5%
Netherlands 3.4%
Cayman Islands 2.8%
Korea (South) 2.5%
Other 28.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom 21.3%
Japan 16.2%
France 8.8%
Germany 7.7%
Switzerland 5.2%
Australia 4.1%
United States of America 3.7%
Netherlands 3.3%
Denmark 3.1%
Other 26.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.9	98.7
Short-Term Investments and Net Other Assets	0.1	1.3
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	2.8	2.8
Nestle SA (Switzerland, Food Products)	2.0	0.9
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.8	0.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.7	1.9
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.5	1.2
ORIX Corp. (Japan, Diversified Financial Services)	1.3	1.1
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.3	1.0
Japan Tobacco, Inc. (Japan, Tobacco)	1.3	0.5
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.3	1.5
HSBC Holdings PLC (United Kingdom) (United Kingdom, Commercial Banks)	1.2	1.3
	16.2
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.3	21.3
Consumer Discretionary	18.6	17.3
Consumer Staples	12.6	8.2
Information Technology	9.8	8.7
Industrials	9.6	14.3
Energy	7.5	8.5
Health Care	7.2	6.2
Telecommunication Services	6.4	5.3
Materials	6.0	8.7
Utilities	0.9	0.2

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
Australia - 3.5%
Australia & New Zealand Banking Group Ltd.	4,456,031	$ 100,700
carsales.com Ltd. (d)	3,966,844	20,509
Commonwealth Bank of Australia	1,268,063	65,147
Fortescue Metals Group Ltd.	3,503,390	17,599
Macquarie Group Ltd.	472,090	12,156
Newcrest Mining Ltd.	1,658,172	58,608
WorleyParsons Ltd.	993,898	28,850
TOTAL AUSTRALIA		303,569
Austria - 0.0%
Osterreichische Elektrizitatswirtschafts AG	101,380	2,951
Bailiwick of Guernsey - 0.1%
Ashmore Global Opportunities Ltd. (United Kingdom)	825,990	9,166
Bailiwick of Jersey - 2.0%
Experian PLC	3,236,600	42,187
Shire PLC	2,310,400	72,527
Velti PLC (a)	290,405	2,445
Wolseley PLC	1,930,464	55,820
TOTAL BAILIWICK OF JERSEY		172,979
Belgium - 0.3%
Anheuser-Busch InBev SA NV	542,427	30,085
Bermuda - 1.0%
African Minerals Ltd. (a)	2,899,600	20,599
Cheung Kong Infrastructure Holdings Ltd.	6,530,000	34,979
Li & Fung Ltd.	9,616,000	18,532
Noble Group Ltd.	11,199,364	13,670
TOTAL BERMUDA		87,780
Brazil - 2.1%
Anhanguera Educacional Participacoes SA	1,834,900	26,981
Arezzo Industria e Comercio SA	849,800	11,234
Itau Unibanco Banco Multiplo SA sponsored ADR	1,260,500	24,101
Qualicorp SA	4,305,000	39,360
Souza Cruz Industria Comerico	3,799,000	46,592
TIM Participacoes SA sponsored ADR (d)	1,447,849	37,702
TOTAL BRAZIL		185,970
Common Stocks - continued
	Shares	Value (000s)
British Virgin Islands - 0.5%
Arcos Dorados Holdings, Inc.	731,300	$ 17,112
Mail.ru Group Ltd. GDR (Reg. S)	713,000	24,563
TOTAL BRITISH VIRGIN ISLANDS		41,675
Canada - 1.2%
Canadian Natural Resources Ltd.	573,500	20,228
InterOil Corp. (a)(d)	204,400	9,711
Open Text Corp. (a)(d)	769,600	47,102
Trinidad Drilling Ltd.	3,430,500	26,842
TOTAL CANADA		103,883
Cayman Islands - 2.8%
Airtac International Group	2,543,000	14,233
Belle International Holdings Ltd.	10,683,000	20,952
Biostime International Holdings Ltd.	8,183,000	14,593
Bosideng International Holdings Ltd.	43,814,000	12,078
China Kanghui Holdings sponsored ADR (a)(d)	1,747,000	27,375
China Mengniu Dairy Co. Ltd.	6,180,000	19,693
China ZhengTong Auto Services Holdings Ltd.	14,117,500	15,287
Ctrip.com International Ltd. sponsored ADR (a)	915,000	31,897
Hengdeli Holdings Ltd.	28,576,000	12,811
Microport Scientific Corp.	8,277,000	4,678
Sands China Ltd. (a)	17,144,800	51,523
Shenguan Holdings Group Ltd.	35,412,000	19,025
TOTAL CAYMAN ISLANDS		244,145
China - 1.3%
Baidu.com, Inc. sponsored ADR (a)	394,600	55,315
China Telecom Corp. Ltd. (H Shares)	41,444,000	25,588
SINA Corp. (a)(d)	310,200	25,216
Zhaojin Mining Industry Co. Ltd. (H Shares)	4,984,000	8,898
TOTAL CHINA		115,017
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(e)	216,330	240
Denmark - 2.2%
Novo Nordisk A/S Series B	1,029,289	109,293
William Demant Holding A/S (a)	984,500	78,551
TOTAL DENMARK		187,844
Common Stocks - continued
	Shares	Value (000s)
Finland - 0.7%
Amer Group PLC (A Shares)	1,325,300	$ 18,322
Nokian Tyres PLC	1,213,133	44,574
TOTAL FINLAND		62,896
France - 9.1%
Air Liquide SA	307,100	39,843
Arkema SA	436,670	29,874
Atos Origin SA	1,058,073	51,279
AXA SA	3,922,902	63,898
BNP Paribas SA	1,322,566	60,125
Club Mediterranee SA (a)	470,000	8,917
Danone	1,265,300	88,078
Iliad SA	625,259	73,187
Ipsos SA	54,516	1,790
JC Decaux SA (a)	652,300	17,481
LVMH Moet Hennessy - Louis Vuitton	621,877	103,489
Pernod-Ricard SA	329,525	30,782
PPR SA	398,700	62,294
Safran SA	714,800	23,415
Sanofi-aventis	953,011	68,187
Schneider Electric SA	529,528	31,255
Societe Generale Series A	685,447	20,015
Unibail-Rodamco	118,400	23,677
TOTAL FRANCE		797,586
Germany - 5.1%
Aareal Bank AG (a)	1,131,037	22,993
Allianz AG	325,100	36,537
Bayer AG	767,558	49,176
Bayerische Motoren Werke AG (BMW)	834,676	68,221
Commerzbank AG (a)	4,229,500	10,436
Deutsche Bank AG	1,018,100	42,103
Fresenius Medical Care AG & Co. KGaA	940,100	68,492
GEA Group AG	992,880	27,433
Gerry Weber International AG (Bearer)	320,600	9,983
Kabel Deutschland Holding AG (a)	1,085,800	61,999
Siemens AG	475,549	49,855
TOTAL GERMANY		447,228
Hong Kong - 1.5%
AIA Group Ltd.	13,058,400	39,929
China Unicom (Hong Kong) Ltd.	12,452,000	25,036
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - continued
I.T Ltd.	14,631,000	$ 9,112
Techtronic Industries Co. Ltd.	65,201,500	56,415
TOTAL HONG KONG		130,492
India - 1.6%
Apollo Hospitals Enterprise Ltd.	1,432,254	15,263
Bharti Airtel Ltd.	5,744,231	46,004
Housing Development Finance Corp. Ltd.	2,696,342	37,945
Larsen & Toubro Ltd.	279,321	8,057
Shriram Transport Finance Co. Ltd.	732,049	9,165
The Jammu & Kashmir Bank Ltd.	545,569	9,407
Titan Industries Ltd.	3,211,760	14,263
TOTAL INDIA		140,104
Indonesia - 0.6%
PT Astra International Tbk	1,338,500	10,321
PT Sarana Menara Nusantara Tbk (a)	13,136,500	13,282
PT Tower Bersama Infrastructure Tbk	55,223,500	12,852
PT XL Axiata Tbk	22,623,000	12,653
TOTAL INDONESIA		49,108
Ireland - 1.4%
Accenture PLC Class A	719,100	43,333
James Hardie Industries NV CDI (a)	5,530,462	35,824
Kenmare Resources PLC (a)	5,264,162	3,435
Paddy Power PLC (Ireland)	728,700	40,338
TOTAL IRELAND		122,930
Israel - 0.6%
Check Point Software Technologies Ltd. (a)	517,600	29,829
Israel Chemicals Ltd.	1,513,500	18,212
TOTAL ISRAEL		48,041
Italy - 1.4%
Intesa Sanpaolo SpA	8,188,112	14,629
Prada SpA	2,305,100	11,395
Prysmian SpA	1,473,800	22,334
Saipem SpA	1,580,606	70,872
TOTAL ITALY		119,230
Japan - 15.8%
ABC-Mart, Inc.	1,529,000	59,886
Aozora Bank Ltd.	4,562,000	11,534
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Asics Corp.	3,605,000	$ 47,798
Calbee, Inc. (d)	700,800	31,951
Canon, Inc.	1,744,350	79,200
Cosmos Pharmaceutical Corp.	859,200	39,858
Credit Saison Co. Ltd.	1,323,500	25,830
DeNA Co. Ltd.	336,000	14,504
Denso Corp.	1,300,300	39,994
Digital Garage, Inc. (a)	2,715	8,890
Don Quijote Co. Ltd.	1,367,200	50,088
Fanuc Corp.	381,000	61,612
Honda Motor Co. Ltd.	1,966,400	58,810
Japan Retail Fund Investment Corp.	1,225	1,897
Japan Tobacco, Inc.	22,266	111,303
JS Group Corp.	1,457,600	30,569
JSR Corp.	2,283,400	43,596
Kakaku.com, Inc.	810,600	32,100
KDDI Corp.	10,315	75,571
Keyence Corp.	192,600	48,967
Misumi Group, Inc.	1,254,900	26,114
Mitsubishi Corp.	2,574,400	52,954
Mitsubishi Estate Co. Ltd.	1,553,000	26,307
Mitsubishi UFJ Financial Group, Inc.	15,161,400	65,899
ORIX Corp.	1,321,050	115,310
Rakuten, Inc.	68,670	75,288
So-net M3, Inc. (d)	5,296	23,954
SOFTBANK CORP.	1,375,900	44,661
Start Today Co. Ltd.	2,740,800	57,987
Tokyo Electron Ltd.	309,600	16,468
TOTAL JAPAN		1,378,900
Korea (South) - 2.5%
Hyundai Motor Co.	209,530	42,040
Kia Motors Corp.	453,500	28,966
LG Household & Health Care Ltd.	49,310	22,187
NHN Corp. (a)	64,289	13,362
Orion Corp.	113,331	60,574
Samsung Electronics Co. Ltd.	38,175	32,741
Shinhan Financial Group Co. Ltd.	421,030	16,710
TOTAL KOREA (SOUTH)		216,580
Luxembourg - 1.3%
Brait SA	5,949,360	14,243
Common Stocks - continued
	Shares	Value (000s)
Luxembourg - continued
Millicom International Cellular SA	190,400	$ 20,925
Millicom International Cellular SA (depositary receipt)	477,100	52,580
Samsonite International SA	14,826,300	24,124
TOTAL LUXEMBOURG		111,872
Mexico - 0.5%
Wal-Mart de Mexico SA de CV Series V	18,209,000	47,039
Netherlands - 3.4%
AEGON NV (a)	5,028,800	23,986
ASML Holding NV	971,700	40,743
Gemalto NV	1,818,979	82,995
ING Groep NV (Certificaten Van Aandelen) (a)	11,511,300	99,253
Koninklijke Philips Electronics NV	1,247,700	25,977
Randstad Holdings NV	726,367	25,910
TOTAL NETHERLANDS		298,864
Norway - 1.1%
Aker Solutions ASA	1,927,748	22,419
DnB NOR ASA	6,602,355	77,021
TOTAL NORWAY		99,440
Philippines - 0.3%
Alliance Global Group, Inc.	101,250,000	25,173
Poland - 0.3%
Eurocash SA	3,593,990	28,816
Qatar - 0.3%
Commercial Bank of Qatar GDR (Reg. S)	5,094,802	23,366
South Africa - 1.0%
AngloGold Ashanti Ltd. sponsored ADR	816,100	36,896
Sanlam Ltd.	5,826,600	21,768
Shoprite Holdings Ltd.	2,042,000	29,926
TOTAL SOUTH AFRICA		88,590
Spain - 1.5%
Banco Bilbao Vizcaya Argentaria SA	1,836,204	16,528
Banco Santander SA:
rights 10/31/11	6,080,392	1,052
(Spain)	6,080,392	51,471
Inditex SA	280,831	25,557
Common Stocks - continued
	Shares	Value (000s)
Spain - continued
Prosegur Compania de Seguridad SA (Reg.)	382,900	$ 19,103
Viscofan Envolturas Celulosicas SA	515,100	19,824
TOTAL SPAIN		133,535
Sweden - 1.3%
Elekta AB (B Shares)	316,100	12,650
Intrum Justitia AB	111,800	1,839
Meda AB (A Shares)	1,713,200	17,501
Swedbank AB (A Shares)	3,382,000	47,647
Swedish Match Co.	1,052,600	36,424
TOTAL SWEDEN		116,061
Switzerland - 6.8%
Adecco SA (Reg.)	548,529	26,509
Compagnie Financiere Richemont SA Series A	315,194	18,049
Kuehne & Nagel International AG	197,400	24,586
Nestle SA	2,973,853	172,491
Partners Group Holding	230,056	43,125
Schindler Holding AG (participation certificate)	554,147	65,168
The Swatch Group AG (Bearer)	98,950	41,901
Transocean Ltd. (United States)	829,400	47,400
UBS AG (a)	3,755,130	47,472
UBS AG (NY Shares) (a)	1,833,200	23,135
Zurich Financial Services AG	346,539	80,479
TOTAL SWITZERLAND		590,315
Taiwan - 0.5%
Catcher Technology Co. Ltd.	5,046,500	28,117
WPG Holding Co. Ltd.	15,884,570	19,181
TOTAL TAIWAN		47,298
Turkey - 0.1%
Boyner Buyuk Magazacilik A/S (a)(e)	6,011,100	10,096
United Kingdom - 21.0%
Aberdeen Asset Management PLC	9,033,732	27,966
Aggreko PLC	484,300	13,334
Anglo American PLC (United Kingdom)	1,293,300	47,702
Ashmore Group PLC	3,169,400	17,585
Aviva PLC	6,344,300	34,618
Barclays PLC	22,562,258	69,955
BG Group PLC	5,124,372	111,789
BHP Billiton PLC	4,802,296	151,250
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
BP PLC	11,307,867	$ 83,228
British American Tobacco PLC (United Kingdom)	3,366,600	154,388
British Land Co. PLC	5,756,734	47,262
Burberry Group PLC	1,970,900	42,504
Carphone Warehouse Group PLC	15,119,465	85,346
Diageo PLC	1,603,635	33,195
GlaxoSmithKline PLC	3,131,100	70,282
HSBC Holdings PLC (United Kingdom)	11,905,657	103,900
Imperial Tobacco Group PLC	1,488,285	54,427
International Personal Finance PLC	9,411,888	41,503
Jazztel PLC (a)(d)	3,802,400	21,996
Legal & General Group PLC	30,442,457	54,098
Lloyds Banking Group PLC (a)	49,557,364	25,632
Micro Focus International PLC	2,166,900	11,834
National Grid PLC	4,386,000	43,614
Ocado Group PLC (a)(d)	14,388,400	21,670
Reckitt Benckiser Group PLC	414,431	21,314
Royal Dutch Shell PLC Class B	6,770,160	242,949
Royalblue Group PLC	128,356	3,358
SuperGroup PLC (a)(d)	960,741	9,641
The Weir Group PLC	599,600	18,504
Ultra Electronics Holdings PLC	614,667	15,737
Vodafone Group PLC	46,662,143	129,590
Xstrata PLC	1,728,100	29,056
TOTAL UNITED KINGDOM		1,839,227
United States of America - 1.9%
Citrix Systems, Inc. (a)	546,700	39,816
Cognizant Technology Solutions Corp. Class A (a)	298,200	21,694
Green Mountain Coffee Roasters, Inc. (a)	180,700	11,749
MasterCard, Inc. Class A	165,200	57,364
Virgin Media, Inc.	1,603,800	39,101
TOTAL UNITED STATES OF AMERICA		169,724
TOTAL COMMON STOCKS (Cost $8,600,939)		8,627,815
Nonconvertible Preferred Stocks - 1.3%
	Shares	Value (000s)
Germany - 1.2%
ProSiebenSat.1 Media AG	40,648	$ 872
Volkswagen AG	569,500	99,935
TOTAL GERMANY		100,807
Italy - 0.1%
Fiat Industrial SpA (a)	2,156,296	13,231
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $90,158)		114,038
Money Market Funds - 1.2%

Fidelity Cash Central Fund, 0.12% (b)	27,641,463	27,641
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	80,899,017	80,899
TOTAL MONEY MARKET FUNDS (Cost $108,540)		108,540
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $8,799,637)		8,850,393
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(97,426)
NET ASSETS - 100%		$ 8,752,967
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 112
Fidelity Securities Lending Cash Central Fund	6,208
Total	$ 6,320
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 607	$ -	$ -	$ -	$ 240
Ashmore Global Opportunities Ltd. (United States)	-	10,376	-	259	-
Boyner Buyuk Magazacilik A/S	11,256	2,951	-	-	10,096
Total	$ 11,863	$ 13,327	$ -	$ 259	$ 10,336
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 1,839,227	$ 696,626	$ 1,142,601	$ -
Japan	1,378,900	-	1,378,900	-
France	797,586	729,399	68,187	-
Switzerland	590,315	542,843	47,472	-
Germany	548,035	387,585	160,450	-
Australia	303,569	-	303,569	-
Netherlands	298,864	149,648	149,216	-
Cayman Islands	244,145	59,272	184,873	-
Korea (South)	216,580	-	216,580	-
Other	2,524,632	1,704,716	819,916	-
Money Market Funds	108,540	108,540	-	-
Total Investments in Securities:	$ 8,850,393	$ 4,378,629	$ 4,471,764	$ -
Transfers from Level 1 to Level 2 during the period were $1,331,743,000.
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 607
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(607)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $1,349,541,000 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $73,811) - See accompanying schedule: Unaffiliated issuers (cost $8,669,458)	$ 8,731,517
Fidelity Central Funds (cost $108,540)	108,540
Other affiliated issuers (cost $21,639)	10,336
Total Investments (cost $8,799,637)		$ 8,850,393
Foreign currency held at value (cost $37,392)		37,392
Receivable for investments sold		89,865
Receivable for fund shares sold		6,925
Dividends receivable		18,912
Distributions receivable from Fidelity Central Funds		280
Prepaid expenses		35
Other receivables		5,269
Total assets		9,009,071

Liabilities
Payable to custodian bank	$ 756
Payable for investments purchased	155,082
Payable for fund shares redeemed	11,410
Accrued management fee	4,698
Distribution and service plan fees payable	125
Other affiliated payables	1,638
Other payables and accrued expenses	1,496
Collateral on securities loaned, at value	80,899
Total liabilities		256,104

Net Assets		$ 8,752,967
Net Assets consist of:
Paid in capital		$ 10,067,323
Undistributed net investment income		102,433
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,466,813)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		50,024
Net Assets		$ 8,752,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($319,917 ÷ 10,869.3 shares)	$ 29.43

Maximum offering price per share (100/94.25 of $29.43)	$ 31.23
Class T: Net Asset Value and redemption price per share ($60,905 ÷ 2,087.0 shares)	$ 29.18

Maximum offering price per share (100/96.50 of $29.18)	$ 30.24
Class B: Net Asset Value and offering price per share ($10,183 ÷ 350.9 shares)A	$ 29.02

Class C: Net Asset Value and offering price per share ($32,911 ÷ 1,131.9 shares)A	$ 29.08

International Discovery: Net Asset Value, offering price and redemption price per share ($6,806,183 ÷ 229,250.8 shares)	$ 29.69

Class K: Net Asset Value, offering price and redemption price per share ($1,244,550 ÷ 41,955.8 shares)	$ 29.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($278,318 ÷ 9,386.6 shares)	$ 29.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2011

Investment Income
Dividends (including $259 earned from other affiliated issuers)		$ 263,448
Interest		3
Income from Fidelity Central Funds		6,320
Income before foreign taxes withheld		269,771
Less foreign taxes withheld		(16,970)
Total income		252,801

Expenses
Management fee Basic fee	$ 69,910
Performance adjustment	(475)
Transfer agent fees	20,262
Distribution and service plan fees	1,864
Accounting and security lending fees	1,798
Custodian fees and expenses	1,713
Independent trustees' compensation	55
Registration fees	186
Audit	122
Legal	40
Interest	2
Miscellaneous	107
Total expenses before reductions	95,584
Expense reductions	(4,391)	91,193
Net investment income (loss)		161,608
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	506,179
Foreign currency transactions	(4,241)
Total net realized gain (loss)		501,938
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $8,547)	(1,246,049)
Assets and liabilities in foreign currencies	(1,473)
Total change in net unrealized appreciation (depreciation)		(1,247,522)
Net gain (loss)		(745,584)
Net increase (decrease) in net assets resulting from operations		$ (583,976)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 161,608	$ 130,595
Net realized gain (loss)	501,938	481,821
Change in net unrealized appreciation (depreciation)	(1,247,522)	638,780
Net increase (decrease) in net assets resulting from operations	(583,976)	1,251,196
Distributions to shareholders from net investment income	(149,936)	(116,422)
Distributions to shareholders from net realized gain	(48,090)	(13,374)
Total distributions	(198,026)	(129,796)
Share transactions - net increase (decrease)	(537,341)	(662,032)
Redemption fees	160	291
Total increase (decrease) in net assets	(1,319,183)	459,659

Net Assets
Beginning of period	10,072,150	9,612,491
End of period (including undistributed net investment income of $102,433 and undistributed net investment income of $120,198, respectively)	$ 8,752,967	$ 10,072,150

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.07	$ 28.57	$ 23.68	$ 47.34	$ 36.47
Income from Investment Operations
Net investment income (loss) C	.42	.31	.31	.46	.44
Net realized and unrealized gain (loss)	(2.52)	3.51	4.84	(22.08)	11.76
Total from investment operations	(2.10)	3.82	5.15	(21.62)	12.20
Distributions from net investment income	(.38)	(.28)	(.26)	(.37)	(.35)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.54)	(.32)	(.26)	(2.04)	(1.33)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.43	$ 32.07	$ 28.57	$ 23.68	$ 47.34
Total Return A,B	(6.71)%	13.43%	22.14%	(47.65)%	34.54%
Ratios to Average Net Assets D,F
Expenses before reductions	1.30%	1.33%	1.37%	1.32%	1.25%
Expenses net of fee waivers, if any	1.29%	1.33%	1.37%	1.32%	1.25%
Expenses net of all reductions	1.25%	1.28%	1.32%	1.29%	1.22%
Net investment income (loss)	1.31%	1.06%	1.28%	1.27%	1.08%
Supplemental Data
Net assets, end of period (in millions)	$ 320	$ 392	$ 414	$ 380	$ 417
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.81	$ 28.35	$ 23.49	$ 47.06	$ 36.30
Income from Investment Operations
Net investment income (loss) C	.34	.23	.24	.33	.29
Net realized and unrealized gain (loss)	(2.51)	3.48	4.81	(21.94)	11.71
Total from investment operations	(2.17)	3.71	5.05	(21.61)	12.00
Distributions from net investment income	(.30)	(.21)	(.19)	(.29)	(.26)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.46)	(.25)	(.19)	(1.96)	(1.24)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.18	$ 31.81	$ 28.35	$ 23.49	$ 47.06
Total Return A,B	(6.96)%	13.14%	21.79%	(47.84)%	34.08%
Ratios to Average Net Assets D,F
Expenses before reductions	1.56%	1.60%	1.65%	1.68%	1.63%
Expenses net of fee waivers, if any	1.55%	1.60%	1.65%	1.68%	1.63%
Expenses net of all reductions	1.51%	1.56%	1.60%	1.64%	1.60%
Net investment income (loss)	1.05%	.79%	1.00%	.91%	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 61	$ 92	$ 83	$ 64	$ 53
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.60	$ 28.18	$ 23.25	$ 46.70	$ 36.12
Income from Investment Operations
Net investment income (loss) C	.17	.08	.12	.15	.08
Net realized and unrealized gain (loss)	(2.48)	3.44	4.81	(21.77)	11.64
Total from investment operations	(2.31)	3.52	4.93	(21.62)	11.72
Distributions from net investment income	(.12)	(.06)	-	(.16)	(.16)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.27) H	(.10)	-	(1.83)	(1.14)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.02	$ 31.60	$ 28.18	$ 23.25	$ 46.70
Total Return A,B	(7.39)%	12.52%	21.20%	(48.11)%	33.37%
Ratios to Average Net Assets D,F
Expenses before reductions	2.06%	2.12%	2.16%	2.19%	2.14%
Expenses net of fee waivers, if any	2.06%	2.12%	2.16%	2.19%	2.14%
Expenses net of all reductions	2.02%	2.08%	2.11%	2.15%	2.10%
Net investment income (loss)	.54%	.27%	.49%	.40%	.19%
Supplemental Data
Net assets, end of period (in millions)	$ 10	$ 14	$ 16	$ 15	$ 17
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.68	$ 28.23	$ 23.31	$ 46.82	$ 36.19
Income from Investment Operations
Net investment income (loss) C	.18	.09	.12	.15	.09
Net realized and unrealized gain (loss)	(2.49)	3.45	4.82	(21.82)	11.66
Total from investment operations	(2.31)	3.54	4.94	(21.67)	11.75
Distributions from net investment income	(.14)	(.05)	(.02)	(.17)	(.14)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.29) H	(.09)	(.02)	(1.84)	(1.12)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.08	$ 31.68	$ 28.23	$ 23.31	$ 46.82
Total Return A,B	(7.37)%	12.54%	21.22%	(48.10)%	33.38%
Ratios to Average Net Assets D,F
Expenses before reductions	2.05%	2.09%	2.14%	2.17%	2.11%
Expenses net of fee waivers, if any	2.04%	2.09%	2.14%	2.17%	2.11%
Expenses net of all reductions	2.00%	2.05%	2.09%	2.13%	2.08%
Net investment income (loss)	.56%	.30%	.51%	.42%	.22%
Supplemental Data
Net assets, end of period (in millions)	$ 33	$ 44	$ 43	$ 36	$ 28
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.34	$ 28.79	$ 23.88	$ 47.68	$ 36.67
Income from Investment Operations
Net investment income (loss) B	.53	.40	.37	.57	.53
Net realized and unrealized gain (loss)	(2.54)	3.54	4.88	(22.29)	11.84
Total from investment operations	(2.01)	3.94	5.25	(21.72)	12.37
Distributions from net investment income	(.48)	(.35)	(.34)	(.41)	(.38)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.64)	(.39)	(.34)	(2.08)	(1.36)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 29.69	$ 32.34	$ 28.79	$ 23.88	$ 47.68
Total Return A	(6.39)%	13.76%	22.47%	(47.55)%	34.85%
Ratios to Average Net Assets C,E
Expenses before reductions	.97%	1.05%	1.12%	1.09%	1.04%
Expenses net of fee waivers, if any	.96%	1.05%	1.12%	1.09%	1.04%
Expenses net of all reductions	.92%	1.00%	1.07%	1.05%	1.00%
Net investment income (loss)	1.64%	1.35%	1.53%	1.51%	1.30%
Supplemental Data
Net assets, end of period (in millions)	$ 6,806	$ 8,133	$ 8,114	$ 6,999	$ 14,176
Portfolio turnover rate D	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 32.32	$ 28.78	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.58	.46	.44	.10
Net realized and unrealized gain (loss)	(2.54)	3.53	4.86	(16.52)
Total from investment operations	(1.96)	3.99	5.30	(16.42)
Distributions from net investment income	(.55)	(.41)	(.42)	-
Distributions from net realized gain	(.16)	(.04)	-	-
Total distributions	(.70)J	(.45)	(.42)	-
Redemption fees added to paid in capital D,I	-	-	-	-
Net asset value, end of period	$ 29.66	$ 32.32	$ 28.78	$ 23.90
Total Return B,C	(6.24)%	13.96%	22.80%	(40.72)%
Ratios to Average Net Assets E,H
Expenses before reductions	.80%	.84%	.88%	.93% A
Expenses net of fee waivers, if any	.79%	.84%	.88%	.93% A
Expenses net of all reductions	.75%	.79%	.83%	.89% A
Net investment income (loss)	1.81%	1.55%	1.77%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,245	$ 1,078	$ 674	$ 145
Portfolio turnover rate F	75%	82%	98%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.31	$ 28.77	$ 23.91	$ 47.73	$ 36.71
Income from Investment Operations
Net investment income (loss) B	.54	.41	.39	.53	.55
Net realized and unrealized gain (loss)	(2.55)	3.55	4.86	(22.24)	11.85
Total from investment operations	(2.01)	3.96	5.25	(21.71)	12.40
Distributions from net investment income	(.50)	(.38)	(.39)	(.44)	(.40)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.65) G	(.42)	(.39)	(2.11)	(1.38)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 29.65	$ 32.31	$ 28.77	$ 23.91	$ 47.73
Total Return A	(6.39)%	13.84%	22.52%	(47.51)%	34.93%
Ratios to Average Net Assets C, E
Expenses before reductions	.95%	.99%	1.05%	1.05%	.97%
Expenses net of fee waivers, if any	.94%	.99%	1.05%	1.05%	.97%
Expenses net of all reductions	.90%	.95%	1.00%	1.01%	.94%
Net investment income (loss)	1.66%	1.40%	1.60%	1.54%	1.36%
Supplemental Data
Net assets, end of period (in millions)	$ 278	$ 319	$ 267	$ 159	$ 58
Portfolio turnover rate D	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on realized short term capital gains on securities of certain issuers domiciled in India. An estimated deferred tax liability for net unrealized gains on these securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 930,158
Gross unrealized depreciation	(996,674)
Net unrealized appreciation (depreciation) on securities and other investments	$ (66,516)

Tax Cost	$ 8,916,909

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 102,538
Capital loss carryforward	$ (1,349,541)
Net unrealized appreciation (depreciation)	$ (66,186)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 198,026	$ 129,796

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,388,928 and $7,826,467, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 937	$ 19
Class T	.25%	.25%	398	1
Class B	.75%	.25%	130	98
Class C	.75%	.25%	399	30
			$ 1,864	$ 148

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 56
Class T	11
Class B*	21
Class C*	3
$ 91

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 1,138.30
Class T	248.31
Class B	41.31
Class C	121.30
International Discovery	17,436.22
Class K	638.05
Institutional Class	640.20
	$ 20,262

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 13,706.41%		$ 2

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $31 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,654. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,208, including $213 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $507.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,884 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 4,617	$ 3,889
Class T	859	633
Class B	51	37
Class C	184	71
International Discovery	121,061	98,508
Class K	18,291	9,602
Institutional Class	4,873	3,682
Total	$ 149,936	$ 116,422
From net realized gain
Class A	$ 1,880	$ 555
Class T	439	119
Class B	69	23
Class C	209	61
International Discovery	38,831	11,290
Class K	5,143	935
Institutional Class	1,519	391
Total	$ 48,090	$ 13,374

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	2,821	4,849	$ 91,649	$ 142,203
Reinvestment of distributions	173	120	5,606	3,654
Shares redeemed	(4,335)	(7,259)	(139,721)	(215,574)
Net increase (decrease)	(1,341)	(2,290)	$ (42,466)	$ (69,717)
Class T
Shares sold	443	1,165	$ 14,328	$ 34,154
Reinvestment of distributions	38	24	1,235	716
Shares redeemed	(1,286)	(1,228)	(41,028)	(35,631)
Net increase (decrease)	(805)	(39)	$ (25,465)	$ (761)
Class B
Shares sold	21	105	$ 671	$ 3,047
Reinvestment of distributions	3	2	111	54
Shares redeemed	(130)	(227)	(4,124)	(6,544)
Net increase (decrease)	(106)	(120)	$ (3,342)	$ (3,443)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	183	356	$ 5,847	$ 10,567
Reinvestment of distributions	11	4	344	116
Shares redeemed	(437)	(515)	(13,875)	(14,926)
Net increase (decrease)	(243)	(155)	$ (7,684)	$ (4,243)
International Discovery
Shares sold	32,543	55,460	$ 1,052,266	$ 1,640,231
Reinvestment of distributions	4,718	3,453	153,551	105,461
Shares redeemed	(59,489)	(89,239)	(1,934,353)	(2,636,183)
Net increase (decrease)	(22,228)	(30,326)	$ (728,536)	$ (890,491)
Class K
Shares sold	18,148	16,961	$ 593,408	$ 491,304
Reinvestment of distributions	722	346	23,434	10,537
Shares redeemed	(10,275)	(7,377)	(330,258)	(215,813)
Net increase (decrease)	8,595	9,930	$ 286,584	$ 286,028
Institutional Class
Shares sold	2,364	4,322	$ 75,348	$ 127,580
Reinvestment of distributions	69	36	2,254	1,083
Shares redeemed	(2,923)	(3,773)	(94,034)	(108,068)
Net increase (decrease)	(490)	585	$ (16,432)	$ 20,595

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A, T, B and C designate 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/06/2010	$0.345	$0.0348
	12/31/2010	$0.041	$0.0000
Class T	12/06/2010	$0.293	$0.0348
	12/31/2010	$0.041	$0.0000
Class B	12/06/2010	$0.166	$0.0348
	12/31/2010	$0.041	$0.0000
Class C	12/06/2010	$0.180	$0.0348
	12/31/2010	$0.041	$0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AID-UANN-1211
1.806656.106

(Fidelity Logo)

Fidelity Advisor®

International Discovery

Fund - Institutional Class

Annual Report

October 31, 2011

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
International Discovery Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A, B	-6.39%	-1.55%	7.62%

A The initial offering of Institutional Class shares took place on January 6, 2005. Returns prior to January 6, 2005 are those of Fidelity® International Discovery Fund, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Institutional Class on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Institutional Class took place on January 6, 2005. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from William Kennedy, Portfolio Manager of Fidelity Advisor® International Discovery Fund: For the year, the fund's Institutional Class shares returned -6.39%, lagging the -3.97% return of the MSCI EAFE® (Europe, Australasia, Far East) Index. Stock selection and currency exposure detracted from relative performance, particularly in emerging markets (an out-of-index investment); the Asia Pacific ex Japan region; and the United Kingdom. Positioning in energy and financials most hampered returns. Individual disappointments included French bank BNP Paribas, whose stock fell amid worries over its exposure to Greek debt, and Danish brewery Carlsberg, whose earnings suffered from a spike in Russian grain prices. The fund also was hurt by not owning Swiss pharmaceuticals firm and index component Roche Holding. Conversely, defensive positioning in Japan and Europe helped, as did security selection in consumer discretionary and information technology. A non-index stake in Japanese online retailer Start Today benefited from growth in Internet purchases, while shares of U.K. software company Autonomy jumped following a premium acquisition offer. Some of these names were no longer in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.29%
Actual		$ 1,000.00	$ 827.20	$ 5.94
HypotheticalA		$ 1,000.00	$ 1,018.70	$ 6.56
Class T	1.54%
Actual		$ 1,000.00	$ 825.90	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,017.44	$ 7.83
Class B	2.05%
Actual		$ 1,000.00	$ 824.20	$ 9.43
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
Class C	2.04%
Actual		$ 1,000.00	$ 824.30	$ 9.38
HypotheticalA		$ 1,000.00	$ 1,014.92	$ 10.36
International Discovery	.96%
Actual		$ 1,000.00	$ 828.60	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Class K	.79%
Actual		$ 1,000.00	$ 829.20	$ 3.64
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Institutional Class	.95%
Actual		$ 1,000.00	$ 828.40	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom 21.0%
Japan 15.8%
France 9.1%
Switzerland 6.8%
Germany 6.3%
Australia 3.5%
Netherlands 3.4%
Cayman Islands 2.8%
Korea (South) 2.5%
Other 28.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom 21.3%
Japan 16.2%
France 8.8%
Germany 7.7%
Switzerland 5.2%
Australia 4.1%
United States of America 3.7%
Netherlands 3.3%
Denmark 3.1%
Other 26.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.9	98.7
Short-Term Investments and Net Other Assets	0.1	1.3
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	2.8	2.8
Nestle SA (Switzerland, Food Products)	2.0	0.9
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.8	0.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.7	1.9
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.5	1.2
ORIX Corp. (Japan, Diversified Financial Services)	1.3	1.1
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.3	1.0
Japan Tobacco, Inc. (Japan, Tobacco)	1.3	0.5
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.3	1.5
HSBC Holdings PLC (United Kingdom) (United Kingdom, Commercial Banks)	1.2	1.3
	16.2
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.3	21.3
Consumer Discretionary	18.6	17.3
Consumer Staples	12.6	8.2
Information Technology	9.8	8.7
Industrials	9.6	14.3
Energy	7.5	8.5
Health Care	7.2	6.2
Telecommunication Services	6.4	5.3
Materials	6.0	8.7
Utilities	0.9	0.2

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
Australia - 3.5%
Australia & New Zealand Banking Group Ltd.	4,456,031	$ 100,700
carsales.com Ltd. (d)	3,966,844	20,509
Commonwealth Bank of Australia	1,268,063	65,147
Fortescue Metals Group Ltd.	3,503,390	17,599
Macquarie Group Ltd.	472,090	12,156
Newcrest Mining Ltd.	1,658,172	58,608
WorleyParsons Ltd.	993,898	28,850
TOTAL AUSTRALIA		303,569
Austria - 0.0%
Osterreichische Elektrizitatswirtschafts AG	101,380	2,951
Bailiwick of Guernsey - 0.1%
Ashmore Global Opportunities Ltd. (United Kingdom)	825,990	9,166
Bailiwick of Jersey - 2.0%
Experian PLC	3,236,600	42,187
Shire PLC	2,310,400	72,527
Velti PLC (a)	290,405	2,445
Wolseley PLC	1,930,464	55,820
TOTAL BAILIWICK OF JERSEY		172,979
Belgium - 0.3%
Anheuser-Busch InBev SA NV	542,427	30,085
Bermuda - 1.0%
African Minerals Ltd. (a)	2,899,600	20,599
Cheung Kong Infrastructure Holdings Ltd.	6,530,000	34,979
Li & Fung Ltd.	9,616,000	18,532
Noble Group Ltd.	11,199,364	13,670
TOTAL BERMUDA		87,780
Brazil - 2.1%
Anhanguera Educacional Participacoes SA	1,834,900	26,981
Arezzo Industria e Comercio SA	849,800	11,234
Itau Unibanco Banco Multiplo SA sponsored ADR	1,260,500	24,101
Qualicorp SA	4,305,000	39,360
Souza Cruz Industria Comerico	3,799,000	46,592
TIM Participacoes SA sponsored ADR (d)	1,447,849	37,702
TOTAL BRAZIL		185,970
Common Stocks - continued
	Shares	Value (000s)
British Virgin Islands - 0.5%
Arcos Dorados Holdings, Inc.	731,300	$ 17,112
Mail.ru Group Ltd. GDR (Reg. S)	713,000	24,563
TOTAL BRITISH VIRGIN ISLANDS		41,675
Canada - 1.2%
Canadian Natural Resources Ltd.	573,500	20,228
InterOil Corp. (a)(d)	204,400	9,711
Open Text Corp. (a)(d)	769,600	47,102
Trinidad Drilling Ltd.	3,430,500	26,842
TOTAL CANADA		103,883
Cayman Islands - 2.8%
Airtac International Group	2,543,000	14,233
Belle International Holdings Ltd.	10,683,000	20,952
Biostime International Holdings Ltd.	8,183,000	14,593
Bosideng International Holdings Ltd.	43,814,000	12,078
China Kanghui Holdings sponsored ADR (a)(d)	1,747,000	27,375
China Mengniu Dairy Co. Ltd.	6,180,000	19,693
China ZhengTong Auto Services Holdings Ltd.	14,117,500	15,287
Ctrip.com International Ltd. sponsored ADR (a)	915,000	31,897
Hengdeli Holdings Ltd.	28,576,000	12,811
Microport Scientific Corp.	8,277,000	4,678
Sands China Ltd. (a)	17,144,800	51,523
Shenguan Holdings Group Ltd.	35,412,000	19,025
TOTAL CAYMAN ISLANDS		244,145
China - 1.3%
Baidu.com, Inc. sponsored ADR (a)	394,600	55,315
China Telecom Corp. Ltd. (H Shares)	41,444,000	25,588
SINA Corp. (a)(d)	310,200	25,216
Zhaojin Mining Industry Co. Ltd. (H Shares)	4,984,000	8,898
TOTAL CHINA		115,017
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(e)	216,330	240
Denmark - 2.2%
Novo Nordisk A/S Series B	1,029,289	109,293
William Demant Holding A/S (a)	984,500	78,551
TOTAL DENMARK		187,844
Common Stocks - continued
	Shares	Value (000s)
Finland - 0.7%
Amer Group PLC (A Shares)	1,325,300	$ 18,322
Nokian Tyres PLC	1,213,133	44,574
TOTAL FINLAND		62,896
France - 9.1%
Air Liquide SA	307,100	39,843
Arkema SA	436,670	29,874
Atos Origin SA	1,058,073	51,279
AXA SA	3,922,902	63,898
BNP Paribas SA	1,322,566	60,125
Club Mediterranee SA (a)	470,000	8,917
Danone	1,265,300	88,078
Iliad SA	625,259	73,187
Ipsos SA	54,516	1,790
JC Decaux SA (a)	652,300	17,481
LVMH Moet Hennessy - Louis Vuitton	621,877	103,489
Pernod-Ricard SA	329,525	30,782
PPR SA	398,700	62,294
Safran SA	714,800	23,415
Sanofi-aventis	953,011	68,187
Schneider Electric SA	529,528	31,255
Societe Generale Series A	685,447	20,015
Unibail-Rodamco	118,400	23,677
TOTAL FRANCE		797,586
Germany - 5.1%
Aareal Bank AG (a)	1,131,037	22,993
Allianz AG	325,100	36,537
Bayer AG	767,558	49,176
Bayerische Motoren Werke AG (BMW)	834,676	68,221
Commerzbank AG (a)	4,229,500	10,436
Deutsche Bank AG	1,018,100	42,103
Fresenius Medical Care AG & Co. KGaA	940,100	68,492
GEA Group AG	992,880	27,433
Gerry Weber International AG (Bearer)	320,600	9,983
Kabel Deutschland Holding AG (a)	1,085,800	61,999
Siemens AG	475,549	49,855
TOTAL GERMANY		447,228
Hong Kong - 1.5%
AIA Group Ltd.	13,058,400	39,929
China Unicom (Hong Kong) Ltd.	12,452,000	25,036
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - continued
I.T Ltd.	14,631,000	$ 9,112
Techtronic Industries Co. Ltd.	65,201,500	56,415
TOTAL HONG KONG		130,492
India - 1.6%
Apollo Hospitals Enterprise Ltd.	1,432,254	15,263
Bharti Airtel Ltd.	5,744,231	46,004
Housing Development Finance Corp. Ltd.	2,696,342	37,945
Larsen & Toubro Ltd.	279,321	8,057
Shriram Transport Finance Co. Ltd.	732,049	9,165
The Jammu & Kashmir Bank Ltd.	545,569	9,407
Titan Industries Ltd.	3,211,760	14,263
TOTAL INDIA		140,104
Indonesia - 0.6%
PT Astra International Tbk	1,338,500	10,321
PT Sarana Menara Nusantara Tbk (a)	13,136,500	13,282
PT Tower Bersama Infrastructure Tbk	55,223,500	12,852
PT XL Axiata Tbk	22,623,000	12,653
TOTAL INDONESIA		49,108
Ireland - 1.4%
Accenture PLC Class A	719,100	43,333
James Hardie Industries NV CDI (a)	5,530,462	35,824
Kenmare Resources PLC (a)	5,264,162	3,435
Paddy Power PLC (Ireland)	728,700	40,338
TOTAL IRELAND		122,930
Israel - 0.6%
Check Point Software Technologies Ltd. (a)	517,600	29,829
Israel Chemicals Ltd.	1,513,500	18,212
TOTAL ISRAEL		48,041
Italy - 1.4%
Intesa Sanpaolo SpA	8,188,112	14,629
Prada SpA	2,305,100	11,395
Prysmian SpA	1,473,800	22,334
Saipem SpA	1,580,606	70,872
TOTAL ITALY		119,230
Japan - 15.8%
ABC-Mart, Inc.	1,529,000	59,886
Aozora Bank Ltd.	4,562,000	11,534
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Asics Corp.	3,605,000	$ 47,798
Calbee, Inc. (d)	700,800	31,951
Canon, Inc.	1,744,350	79,200
Cosmos Pharmaceutical Corp.	859,200	39,858
Credit Saison Co. Ltd.	1,323,500	25,830
DeNA Co. Ltd.	336,000	14,504
Denso Corp.	1,300,300	39,994
Digital Garage, Inc. (a)	2,715	8,890
Don Quijote Co. Ltd.	1,367,200	50,088
Fanuc Corp.	381,000	61,612
Honda Motor Co. Ltd.	1,966,400	58,810
Japan Retail Fund Investment Corp.	1,225	1,897
Japan Tobacco, Inc.	22,266	111,303
JS Group Corp.	1,457,600	30,569
JSR Corp.	2,283,400	43,596
Kakaku.com, Inc.	810,600	32,100
KDDI Corp.	10,315	75,571
Keyence Corp.	192,600	48,967
Misumi Group, Inc.	1,254,900	26,114
Mitsubishi Corp.	2,574,400	52,954
Mitsubishi Estate Co. Ltd.	1,553,000	26,307
Mitsubishi UFJ Financial Group, Inc.	15,161,400	65,899
ORIX Corp.	1,321,050	115,310
Rakuten, Inc.	68,670	75,288
So-net M3, Inc. (d)	5,296	23,954
SOFTBANK CORP.	1,375,900	44,661
Start Today Co. Ltd.	2,740,800	57,987
Tokyo Electron Ltd.	309,600	16,468
TOTAL JAPAN		1,378,900
Korea (South) - 2.5%
Hyundai Motor Co.	209,530	42,040
Kia Motors Corp.	453,500	28,966
LG Household & Health Care Ltd.	49,310	22,187
NHN Corp. (a)	64,289	13,362
Orion Corp.	113,331	60,574
Samsung Electronics Co. Ltd.	38,175	32,741
Shinhan Financial Group Co. Ltd.	421,030	16,710
TOTAL KOREA (SOUTH)		216,580
Luxembourg - 1.3%
Brait SA	5,949,360	14,243
Common Stocks - continued
	Shares	Value (000s)
Luxembourg - continued
Millicom International Cellular SA	190,400	$ 20,925
Millicom International Cellular SA (depositary receipt)	477,100	52,580
Samsonite International SA	14,826,300	24,124
TOTAL LUXEMBOURG		111,872
Mexico - 0.5%
Wal-Mart de Mexico SA de CV Series V	18,209,000	47,039
Netherlands - 3.4%
AEGON NV (a)	5,028,800	23,986
ASML Holding NV	971,700	40,743
Gemalto NV	1,818,979	82,995
ING Groep NV (Certificaten Van Aandelen) (a)	11,511,300	99,253
Koninklijke Philips Electronics NV	1,247,700	25,977
Randstad Holdings NV	726,367	25,910
TOTAL NETHERLANDS		298,864
Norway - 1.1%
Aker Solutions ASA	1,927,748	22,419
DnB NOR ASA	6,602,355	77,021
TOTAL NORWAY		99,440
Philippines - 0.3%
Alliance Global Group, Inc.	101,250,000	25,173
Poland - 0.3%
Eurocash SA	3,593,990	28,816
Qatar - 0.3%
Commercial Bank of Qatar GDR (Reg. S)	5,094,802	23,366
South Africa - 1.0%
AngloGold Ashanti Ltd. sponsored ADR	816,100	36,896
Sanlam Ltd.	5,826,600	21,768
Shoprite Holdings Ltd.	2,042,000	29,926
TOTAL SOUTH AFRICA		88,590
Spain - 1.5%
Banco Bilbao Vizcaya Argentaria SA	1,836,204	16,528
Banco Santander SA:
rights 10/31/11	6,080,392	1,052
(Spain)	6,080,392	51,471
Inditex SA	280,831	25,557
Common Stocks - continued
	Shares	Value (000s)
Spain - continued
Prosegur Compania de Seguridad SA (Reg.)	382,900	$ 19,103
Viscofan Envolturas Celulosicas SA	515,100	19,824
TOTAL SPAIN		133,535
Sweden - 1.3%
Elekta AB (B Shares)	316,100	12,650
Intrum Justitia AB	111,800	1,839
Meda AB (A Shares)	1,713,200	17,501
Swedbank AB (A Shares)	3,382,000	47,647
Swedish Match Co.	1,052,600	36,424
TOTAL SWEDEN		116,061
Switzerland - 6.8%
Adecco SA (Reg.)	548,529	26,509
Compagnie Financiere Richemont SA Series A	315,194	18,049
Kuehne & Nagel International AG	197,400	24,586
Nestle SA	2,973,853	172,491
Partners Group Holding	230,056	43,125
Schindler Holding AG (participation certificate)	554,147	65,168
The Swatch Group AG (Bearer)	98,950	41,901
Transocean Ltd. (United States)	829,400	47,400
UBS AG (a)	3,755,130	47,472
UBS AG (NY Shares) (a)	1,833,200	23,135
Zurich Financial Services AG	346,539	80,479
TOTAL SWITZERLAND		590,315
Taiwan - 0.5%
Catcher Technology Co. Ltd.	5,046,500	28,117
WPG Holding Co. Ltd.	15,884,570	19,181
TOTAL TAIWAN		47,298
Turkey - 0.1%
Boyner Buyuk Magazacilik A/S (a)(e)	6,011,100	10,096
United Kingdom - 21.0%
Aberdeen Asset Management PLC	9,033,732	27,966
Aggreko PLC	484,300	13,334
Anglo American PLC (United Kingdom)	1,293,300	47,702
Ashmore Group PLC	3,169,400	17,585
Aviva PLC	6,344,300	34,618
Barclays PLC	22,562,258	69,955
BG Group PLC	5,124,372	111,789
BHP Billiton PLC	4,802,296	151,250
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
BP PLC	11,307,867	$ 83,228
British American Tobacco PLC (United Kingdom)	3,366,600	154,388
British Land Co. PLC	5,756,734	47,262
Burberry Group PLC	1,970,900	42,504
Carphone Warehouse Group PLC	15,119,465	85,346
Diageo PLC	1,603,635	33,195
GlaxoSmithKline PLC	3,131,100	70,282
HSBC Holdings PLC (United Kingdom)	11,905,657	103,900
Imperial Tobacco Group PLC	1,488,285	54,427
International Personal Finance PLC	9,411,888	41,503
Jazztel PLC (a)(d)	3,802,400	21,996
Legal & General Group PLC	30,442,457	54,098
Lloyds Banking Group PLC (a)	49,557,364	25,632
Micro Focus International PLC	2,166,900	11,834
National Grid PLC	4,386,000	43,614
Ocado Group PLC (a)(d)	14,388,400	21,670
Reckitt Benckiser Group PLC	414,431	21,314
Royal Dutch Shell PLC Class B	6,770,160	242,949
Royalblue Group PLC	128,356	3,358
SuperGroup PLC (a)(d)	960,741	9,641
The Weir Group PLC	599,600	18,504
Ultra Electronics Holdings PLC	614,667	15,737
Vodafone Group PLC	46,662,143	129,590
Xstrata PLC	1,728,100	29,056
TOTAL UNITED KINGDOM		1,839,227
United States of America - 1.9%
Citrix Systems, Inc. (a)	546,700	39,816
Cognizant Technology Solutions Corp. Class A (a)	298,200	21,694
Green Mountain Coffee Roasters, Inc. (a)	180,700	11,749
MasterCard, Inc. Class A	165,200	57,364
Virgin Media, Inc.	1,603,800	39,101
TOTAL UNITED STATES OF AMERICA		169,724
TOTAL COMMON STOCKS (Cost $8,600,939)		8,627,815
Nonconvertible Preferred Stocks - 1.3%
	Shares	Value (000s)
Germany - 1.2%
ProSiebenSat.1 Media AG	40,648	$ 872
Volkswagen AG	569,500	99,935
TOTAL GERMANY		100,807
Italy - 0.1%
Fiat Industrial SpA (a)	2,156,296	13,231
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $90,158)		114,038
Money Market Funds - 1.2%

Fidelity Cash Central Fund, 0.12% (b)	27,641,463	27,641
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	80,899,017	80,899
TOTAL MONEY MARKET FUNDS (Cost $108,540)		108,540
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $8,799,637)		8,850,393
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(97,426)
NET ASSETS - 100%		$ 8,752,967
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 112
Fidelity Securities Lending Cash Central Fund	6,208
Total	$ 6,320
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 607	$ -	$ -	$ -	$ 240
Ashmore Global Opportunities Ltd. (United States)	-	10,376	-	259	-
Boyner Buyuk Magazacilik A/S	11,256	2,951	-	-	10,096
Total	$ 11,863	$ 13,327	$ -	$ 259	$ 10,336
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 1,839,227	$ 696,626	$ 1,142,601	$ -
Japan	1,378,900	-	1,378,900	-
France	797,586	729,399	68,187	-
Switzerland	590,315	542,843	47,472	-
Germany	548,035	387,585	160,450	-
Australia	303,569	-	303,569	-
Netherlands	298,864	149,648	149,216	-
Cayman Islands	244,145	59,272	184,873	-
Korea (South)	216,580	-	216,580	-
Other	2,524,632	1,704,716	819,916	-
Money Market Funds	108,540	108,540	-	-
Total Investments in Securities:	$ 8,850,393	$ 4,378,629	$ 4,471,764	$ -
Transfers from Level 1 to Level 2 during the period were $1,331,743,000.
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 607
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(607)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $1,349,541,000 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $73,811) - See accompanying schedule: Unaffiliated issuers (cost $8,669,458)	$ 8,731,517
Fidelity Central Funds (cost $108,540)	108,540
Other affiliated issuers (cost $21,639)	10,336
Total Investments (cost $8,799,637)		$ 8,850,393
Foreign currency held at value (cost $37,392)		37,392
Receivable for investments sold		89,865
Receivable for fund shares sold		6,925
Dividends receivable		18,912
Distributions receivable from Fidelity Central Funds		280
Prepaid expenses		35
Other receivables		5,269
Total assets		9,009,071

Liabilities
Payable to custodian bank	$ 756
Payable for investments purchased	155,082
Payable for fund shares redeemed	11,410
Accrued management fee	4,698
Distribution and service plan fees payable	125
Other affiliated payables	1,638
Other payables and accrued expenses	1,496
Collateral on securities loaned, at value	80,899
Total liabilities		256,104

Net Assets		$ 8,752,967
Net Assets consist of:
Paid in capital		$ 10,067,323
Undistributed net investment income		102,433
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,466,813)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		50,024
Net Assets		$ 8,752,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($319,917 ÷ 10,869.3 shares)	$ 29.43

Maximum offering price per share (100/94.25 of $29.43)	$ 31.23
Class T: Net Asset Value and redemption price per share ($60,905 ÷ 2,087.0 shares)	$ 29.18

Maximum offering price per share (100/96.50 of $29.18)	$ 30.24
Class B: Net Asset Value and offering price per share ($10,183 ÷ 350.9 shares)A	$ 29.02

Class C: Net Asset Value and offering price per share ($32,911 ÷ 1,131.9 shares)A	$ 29.08

International Discovery: Net Asset Value, offering price and redemption price per share ($6,806,183 ÷ 229,250.8 shares)	$ 29.69

Class K: Net Asset Value, offering price and redemption price per share ($1,244,550 ÷ 41,955.8 shares)	$ 29.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($278,318 ÷ 9,386.6 shares)	$ 29.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2011

Investment Income
Dividends (including $259 earned from other affiliated issuers)		$ 263,448
Interest		3
Income from Fidelity Central Funds		6,320
Income before foreign taxes withheld		269,771
Less foreign taxes withheld		(16,970)
Total income		252,801

Expenses
Management fee Basic fee	$ 69,910
Performance adjustment	(475)
Transfer agent fees	20,262
Distribution and service plan fees	1,864
Accounting and security lending fees	1,798
Custodian fees and expenses	1,713
Independent trustees' compensation	55
Registration fees	186
Audit	122
Legal	40
Interest	2
Miscellaneous	107
Total expenses before reductions	95,584
Expense reductions	(4,391)	91,193
Net investment income (loss)		161,608
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	506,179
Foreign currency transactions	(4,241)
Total net realized gain (loss)		501,938
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $8,547)	(1,246,049)
Assets and liabilities in foreign currencies	(1,473)
Total change in net unrealized appreciation (depreciation)		(1,247,522)
Net gain (loss)		(745,584)
Net increase (decrease) in net assets resulting from operations		$ (583,976)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 161,608	$ 130,595
Net realized gain (loss)	501,938	481,821
Change in net unrealized appreciation (depreciation)	(1,247,522)	638,780
Net increase (decrease) in net assets resulting from operations	(583,976)	1,251,196
Distributions to shareholders from net investment income	(149,936)	(116,422)
Distributions to shareholders from net realized gain	(48,090)	(13,374)
Total distributions	(198,026)	(129,796)
Share transactions - net increase (decrease)	(537,341)	(662,032)
Redemption fees	160	291
Total increase (decrease) in net assets	(1,319,183)	459,659

Net Assets
Beginning of period	10,072,150	9,612,491
End of period (including undistributed net investment income of $102,433 and undistributed net investment income of $120,198, respectively)	$ 8,752,967	$ 10,072,150

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.07	$ 28.57	$ 23.68	$ 47.34	$ 36.47
Income from Investment Operations
Net investment income (loss) C	.42	.31	.31	.46	.44
Net realized and unrealized gain (loss)	(2.52)	3.51	4.84	(22.08)	11.76
Total from investment operations	(2.10)	3.82	5.15	(21.62)	12.20
Distributions from net investment income	(.38)	(.28)	(.26)	(.37)	(.35)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.54)	(.32)	(.26)	(2.04)	(1.33)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.43	$ 32.07	$ 28.57	$ 23.68	$ 47.34
Total Return A,B	(6.71)%	13.43%	22.14%	(47.65)%	34.54%
Ratios to Average Net Assets D,F
Expenses before reductions	1.30%	1.33%	1.37%	1.32%	1.25%
Expenses net of fee waivers, if any	1.29%	1.33%	1.37%	1.32%	1.25%
Expenses net of all reductions	1.25%	1.28%	1.32%	1.29%	1.22%
Net investment income (loss)	1.31%	1.06%	1.28%	1.27%	1.08%
Supplemental Data
Net assets, end of period (in millions)	$ 320	$ 392	$ 414	$ 380	$ 417
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.81	$ 28.35	$ 23.49	$ 47.06	$ 36.30
Income from Investment Operations
Net investment income (loss) C	.34	.23	.24	.33	.29
Net realized and unrealized gain (loss)	(2.51)	3.48	4.81	(21.94)	11.71
Total from investment operations	(2.17)	3.71	5.05	(21.61)	12.00
Distributions from net investment income	(.30)	(.21)	(.19)	(.29)	(.26)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.46)	(.25)	(.19)	(1.96)	(1.24)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.18	$ 31.81	$ 28.35	$ 23.49	$ 47.06
Total Return A,B	(6.96)%	13.14%	21.79%	(47.84)%	34.08%
Ratios to Average Net Assets D,F
Expenses before reductions	1.56%	1.60%	1.65%	1.68%	1.63%
Expenses net of fee waivers, if any	1.55%	1.60%	1.65%	1.68%	1.63%
Expenses net of all reductions	1.51%	1.56%	1.60%	1.64%	1.60%
Net investment income (loss)	1.05%	.79%	1.00%	.91%	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 61	$ 92	$ 83	$ 64	$ 53
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.60	$ 28.18	$ 23.25	$ 46.70	$ 36.12
Income from Investment Operations
Net investment income (loss) C	.17	.08	.12	.15	.08
Net realized and unrealized gain (loss)	(2.48)	3.44	4.81	(21.77)	11.64
Total from investment operations	(2.31)	3.52	4.93	(21.62)	11.72
Distributions from net investment income	(.12)	(.06)	-	(.16)	(.16)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.27) H	(.10)	-	(1.83)	(1.14)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.02	$ 31.60	$ 28.18	$ 23.25	$ 46.70
Total Return A,B	(7.39)%	12.52%	21.20%	(48.11)%	33.37%
Ratios to Average Net Assets D,F
Expenses before reductions	2.06%	2.12%	2.16%	2.19%	2.14%
Expenses net of fee waivers, if any	2.06%	2.12%	2.16%	2.19%	2.14%
Expenses net of all reductions	2.02%	2.08%	2.11%	2.15%	2.10%
Net investment income (loss)	.54%	.27%	.49%	.40%	.19%
Supplemental Data
Net assets, end of period (in millions)	$ 10	$ 14	$ 16	$ 15	$ 17
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.68	$ 28.23	$ 23.31	$ 46.82	$ 36.19
Income from Investment Operations
Net investment income (loss) C	.18	.09	.12	.15	.09
Net realized and unrealized gain (loss)	(2.49)	3.45	4.82	(21.82)	11.66
Total from investment operations	(2.31)	3.54	4.94	(21.67)	11.75
Distributions from net investment income	(.14)	(.05)	(.02)	(.17)	(.14)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.29) H	(.09)	(.02)	(1.84)	(1.12)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.08	$ 31.68	$ 28.23	$ 23.31	$ 46.82
Total Return A,B	(7.37)%	12.54%	21.22%	(48.10)%	33.38%
Ratios to Average Net Assets D,F
Expenses before reductions	2.05%	2.09%	2.14%	2.17%	2.11%
Expenses net of fee waivers, if any	2.04%	2.09%	2.14%	2.17%	2.11%
Expenses net of all reductions	2.00%	2.05%	2.09%	2.13%	2.08%
Net investment income (loss)	.56%	.30%	.51%	.42%	.22%
Supplemental Data
Net assets, end of period (in millions)	$ 33	$ 44	$ 43	$ 36	$ 28
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.34	$ 28.79	$ 23.88	$ 47.68	$ 36.67
Income from Investment Operations
Net investment income (loss) B	.53	.40	.37	.57	.53
Net realized and unrealized gain (loss)	(2.54)	3.54	4.88	(22.29)	11.84
Total from investment operations	(2.01)	3.94	5.25	(21.72)	12.37
Distributions from net investment income	(.48)	(.35)	(.34)	(.41)	(.38)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.64)	(.39)	(.34)	(2.08)	(1.36)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 29.69	$ 32.34	$ 28.79	$ 23.88	$ 47.68
Total Return A	(6.39)%	13.76%	22.47%	(47.55)%	34.85%
Ratios to Average Net Assets C,E
Expenses before reductions	.97%	1.05%	1.12%	1.09%	1.04%
Expenses net of fee waivers, if any	.96%	1.05%	1.12%	1.09%	1.04%
Expenses net of all reductions	.92%	1.00%	1.07%	1.05%	1.00%
Net investment income (loss)	1.64%	1.35%	1.53%	1.51%	1.30%
Supplemental Data
Net assets, end of period (in millions)	$ 6,806	$ 8,133	$ 8,114	$ 6,999	$ 14,176
Portfolio turnover rate D	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 32.32	$ 28.78	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.58	.46	.44	.10
Net realized and unrealized gain (loss)	(2.54)	3.53	4.86	(16.52)
Total from investment operations	(1.96)	3.99	5.30	(16.42)
Distributions from net investment income	(.55)	(.41)	(.42)	-
Distributions from net realized gain	(.16)	(.04)	-	-
Total distributions	(.70)J	(.45)	(.42)	-
Redemption fees added to paid in capital D,I	-	-	-	-
Net asset value, end of period	$ 29.66	$ 32.32	$ 28.78	$ 23.90
Total Return B,C	(6.24)%	13.96%	22.80%	(40.72)%
Ratios to Average Net Assets E,H
Expenses before reductions	.80%	.84%	.88%	.93% A
Expenses net of fee waivers, if any	.79%	.84%	.88%	.93% A
Expenses net of all reductions	.75%	.79%	.83%	.89% A
Net investment income (loss)	1.81%	1.55%	1.77%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,245	$ 1,078	$ 674	$ 145
Portfolio turnover rate F	75%	82%	98%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.31	$ 28.77	$ 23.91	$ 47.73	$ 36.71
Income from Investment Operations
Net investment income (loss) B	.54	.41	.39	.53	.55
Net realized and unrealized gain (loss)	(2.55)	3.55	4.86	(22.24)	11.85
Total from investment operations	(2.01)	3.96	5.25	(21.71)	12.40
Distributions from net investment income	(.50)	(.38)	(.39)	(.44)	(.40)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.65) G	(.42)	(.39)	(2.11)	(1.38)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 29.65	$ 32.31	$ 28.77	$ 23.91	$ 47.73
Total Return A	(6.39)%	13.84%	22.52%	(47.51)%	34.93%
Ratios to Average Net Assets C, E
Expenses before reductions	.95%	.99%	1.05%	1.05%	.97%
Expenses net of fee waivers, if any	.94%	.99%	1.05%	1.05%	.97%
Expenses net of all reductions	.90%	.95%	1.00%	1.01%	.94%
Net investment income (loss)	1.66%	1.40%	1.60%	1.54%	1.36%
Supplemental Data
Net assets, end of period (in millions)	$ 278	$ 319	$ 267	$ 159	$ 58
Portfolio turnover rate D	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on realized short term capital gains on securities of certain issuers domiciled in India. An estimated deferred tax liability for net unrealized gains on these securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 930,158
Gross unrealized depreciation	(996,674)
Net unrealized appreciation (depreciation) on securities and other investments	$ (66,516)

Tax Cost	$ 8,916,909

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 102,538
Capital loss carryforward	$ (1,349,541)
Net unrealized appreciation (depreciation)	$ (66,186)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 198,026	$ 129,796

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,388,928 and $7,826,467, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 937	$ 19
Class T	.25%	.25%	398	1
Class B	.75%	.25%	130	98
Class C	.75%	.25%	399	30
			$ 1,864	$ 148

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 56
Class T	11
Class B*	21
Class C*	3
$ 91

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 1,138.30
Class T	248.31
Class B	41.31
Class C	121.30
International Discovery	17,436.22
Class K	638.05
Institutional Class	640.20
	$ 20,262

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 13,706.41%		$ 2

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $31 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,654. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,208, including $213 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $507.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,884 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 4,617	$ 3,889
Class T	859	633
Class B	51	37
Class C	184	71
International Discovery	121,061	98,508
Class K	18,291	9,602
Institutional Class	4,873	3,682
Total	$ 149,936	$ 116,422
From net realized gain
Class A	$ 1,880	$ 555
Class T	439	119
Class B	69	23
Class C	209	61
International Discovery	38,831	11,290
Class K	5,143	935
Institutional Class	1,519	391
Total	$ 48,090	$ 13,374

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	2,821	4,849	$ 91,649	$ 142,203
Reinvestment of distributions	173	120	5,606	3,654
Shares redeemed	(4,335)	(7,259)	(139,721)	(215,574)
Net increase (decrease)	(1,341)	(2,290)	$ (42,466)	$ (69,717)
Class T
Shares sold	443	1,165	$ 14,328	$ 34,154
Reinvestment of distributions	38	24	1,235	716
Shares redeemed	(1,286)	(1,228)	(41,028)	(35,631)
Net increase (decrease)	(805)	(39)	$ (25,465)	$ (761)
Class B
Shares sold	21	105	$ 671	$ 3,047
Reinvestment of distributions	3	2	111	54
Shares redeemed	(130)	(227)	(4,124)	(6,544)
Net increase (decrease)	(106)	(120)	$ (3,342)	$ (3,443)

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10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	183	356	$ 5,847	$ 10,567
Reinvestment of distributions	11	4	344	116
Shares redeemed	(437)	(515)	(13,875)	(14,926)
Net increase (decrease)	(243)	(155)	$ (7,684)	$ (4,243)
International Discovery
Shares sold	32,543	55,460	$ 1,052,266	$ 1,640,231
Reinvestment of distributions	4,718	3,453	153,551	105,461
Shares redeemed	(59,489)	(89,239)	(1,934,353)	(2,636,183)
Net increase (decrease)	(22,228)	(30,326)	$ (728,536)	$ (890,491)
Class K
Shares sold	18,148	16,961	$ 593,408	$ 491,304
Reinvestment of distributions	722	346	23,434	10,537
Shares redeemed	(10,275)	(7,377)	(330,258)	(215,813)
Net increase (decrease)	8,595	9,930	$ 286,584	$ 286,028
Institutional Class
Shares sold	2,364	4,322	$ 75,348	$ 127,580
Reinvestment of distributions	69	36	2,254	1,083
Shares redeemed	(2,923)	(3,773)	(94,034)	(108,068)
Net increase (decrease)	(490)	585	$ (16,432)	$ 20,595

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 88% and 100% of the dividends distributed on December 3, 2010 and December 30, 2010, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/06/2010	$0.424	$0.0348
	12/31/2010	$0.041	$0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AIDI-UANN-1211
1.806657.106

Fidelity®

International Discovery

Fund -
Class K

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class KA,B	-6.24%	-1.46%	7.65%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® International Discovery Fund, the original class of the fund.

B Prior to October 1, 2004, the fund operated under certain different investment policies. The fund's historical performances may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund - Class K on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE ® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory

Comments from William Kennedy, Portfolio Manager of Fidelity® International Discovery Fund: For the 12 months ending October 31, 2011, the fund's Class K shares returned -6.24%, lagging the -3.97% return of the MSCI® EAFE® (Europe, Australasia, Far East) Index. Stock selection and currency exposure detracted from relative performance, particularly in emerging markets (an out-of-index investment); the Asia Pacific ex Japan region; and the United Kingdom. Positioning in energy and financials most hampered returns. Individual disappointments included French bank BNP Paribas, whose stock fell amid worries over its exposure to Greek debt, and Danish brewery Carlsberg, whose earnings suffered from a spike in Russian grain prices. The fund also was hurt by not owning Swiss pharmaceuticals firm and index component Roche Holding. Conversely, defensive positioning in Japan and Europe helped, as did security selection in consumer discretionary and information technology. A non-index stake in Japanese online retailer Start Today benefited from growth in Internet purchases, while shares of U.K. software company Autonomy jumped following a premium acquisition offer. Some of these names were no longer in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.29%
Actual		$ 1,000.00	$ 827.20	$ 5.94
HypotheticalA		$ 1,000.00	$ 1,018.70	$ 6.56
Class T	1.54%
Actual		$ 1,000.00	$ 825.90	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,017.44	$ 7.83
Class B	2.05%
Actual		$ 1,000.00	$ 824.20	$ 9.43
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
Class C	2.04%
Actual		$ 1,000.00	$ 824.30	$ 9.38
HypotheticalA		$ 1,000.00	$ 1,014.92	$ 10.36
International Discovery	.96%
Actual		$ 1,000.00	$ 828.60	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Class K	.79%
Actual		$ 1,000.00	$ 829.20	$ 3.64
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Institutional Class	.95%
Actual		$ 1,000.00	$ 828.40	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom 21.0%
Japan 15.8%
France 9.1%
Switzerland 6.8%
Germany 6.3%
Australia 3.5%
Netherlands 3.4%
Cayman Islands 2.8%
Korea (South) 2.5%
Other 28.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom 21.3%
Japan 16.2%
France 8.8%
Germany 7.7%
Switzerland 5.2%
Australia 4.1%
United States of America 3.7%
Netherlands 3.3%
Denmark 3.1%
Other 26.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.9	98.7
Short-Term Investments and Net Other Assets	0.1	1.3
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class B (United Kingdom, Oil, Gas & Consumable Fuels)	2.8	2.8
Nestle SA (Switzerland, Food Products)	2.0	0.9
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.8	0.4
BHP Billiton PLC (United Kingdom, Metals & Mining)	1.7	1.9
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.5	1.2
ORIX Corp. (Japan, Diversified Financial Services)	1.3	1.1
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.3	1.0
Japan Tobacco, Inc. (Japan, Tobacco)	1.3	0.5
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.3	1.5
HSBC Holdings PLC (United Kingdom) (United Kingdom, Commercial Banks)	1.2	1.3
	16.2
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.3	21.3
Consumer Discretionary	18.6	17.3
Consumer Staples	12.6	8.2
Information Technology	9.8	8.7
Industrials	9.6	14.3
Energy	7.5	8.5
Health Care	7.2	6.2
Telecommunication Services	6.4	5.3
Materials	6.0	8.7
Utilities	0.9	0.2

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
Australia - 3.5%
Australia & New Zealand Banking Group Ltd.	4,456,031	$ 100,700
carsales.com Ltd. (d)	3,966,844	20,509
Commonwealth Bank of Australia	1,268,063	65,147
Fortescue Metals Group Ltd.	3,503,390	17,599
Macquarie Group Ltd.	472,090	12,156
Newcrest Mining Ltd.	1,658,172	58,608
WorleyParsons Ltd.	993,898	28,850
TOTAL AUSTRALIA		303,569
Austria - 0.0%
Osterreichische Elektrizitatswirtschafts AG	101,380	2,951
Bailiwick of Guernsey - 0.1%
Ashmore Global Opportunities Ltd. (United Kingdom)	825,990	9,166
Bailiwick of Jersey - 2.0%
Experian PLC	3,236,600	42,187
Shire PLC	2,310,400	72,527
Velti PLC (a)	290,405	2,445
Wolseley PLC	1,930,464	55,820
TOTAL BAILIWICK OF JERSEY		172,979
Belgium - 0.3%
Anheuser-Busch InBev SA NV	542,427	30,085
Bermuda - 1.0%
African Minerals Ltd. (a)	2,899,600	20,599
Cheung Kong Infrastructure Holdings Ltd.	6,530,000	34,979
Li & Fung Ltd.	9,616,000	18,532
Noble Group Ltd.	11,199,364	13,670
TOTAL BERMUDA		87,780
Brazil - 2.1%
Anhanguera Educacional Participacoes SA	1,834,900	26,981
Arezzo Industria e Comercio SA	849,800	11,234
Itau Unibanco Banco Multiplo SA sponsored ADR	1,260,500	24,101
Qualicorp SA	4,305,000	39,360
Souza Cruz Industria Comerico	3,799,000	46,592
TIM Participacoes SA sponsored ADR (d)	1,447,849	37,702
TOTAL BRAZIL		185,970
Common Stocks - continued
	Shares	Value (000s)
British Virgin Islands - 0.5%
Arcos Dorados Holdings, Inc.	731,300	$ 17,112
Mail.ru Group Ltd. GDR (Reg. S)	713,000	24,563
TOTAL BRITISH VIRGIN ISLANDS		41,675
Canada - 1.2%
Canadian Natural Resources Ltd.	573,500	20,228
InterOil Corp. (a)(d)	204,400	9,711
Open Text Corp. (a)(d)	769,600	47,102
Trinidad Drilling Ltd.	3,430,500	26,842
TOTAL CANADA		103,883
Cayman Islands - 2.8%
Airtac International Group	2,543,000	14,233
Belle International Holdings Ltd.	10,683,000	20,952
Biostime International Holdings Ltd.	8,183,000	14,593
Bosideng International Holdings Ltd.	43,814,000	12,078
China Kanghui Holdings sponsored ADR (a)(d)	1,747,000	27,375
China Mengniu Dairy Co. Ltd.	6,180,000	19,693
China ZhengTong Auto Services Holdings Ltd.	14,117,500	15,287
Ctrip.com International Ltd. sponsored ADR (a)	915,000	31,897
Hengdeli Holdings Ltd.	28,576,000	12,811
Microport Scientific Corp.	8,277,000	4,678
Sands China Ltd. (a)	17,144,800	51,523
Shenguan Holdings Group Ltd.	35,412,000	19,025
TOTAL CAYMAN ISLANDS		244,145
China - 1.3%
Baidu.com, Inc. sponsored ADR (a)	394,600	55,315
China Telecom Corp. Ltd. (H Shares)	41,444,000	25,588
SINA Corp. (a)(d)	310,200	25,216
Zhaojin Mining Industry Co. Ltd. (H Shares)	4,984,000	8,898
TOTAL CHINA		115,017
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)(e)	216,330	240
Denmark - 2.2%
Novo Nordisk A/S Series B	1,029,289	109,293
William Demant Holding A/S (a)	984,500	78,551
TOTAL DENMARK		187,844
Common Stocks - continued
	Shares	Value (000s)
Finland - 0.7%
Amer Group PLC (A Shares)	1,325,300	$ 18,322
Nokian Tyres PLC	1,213,133	44,574
TOTAL FINLAND		62,896
France - 9.1%
Air Liquide SA	307,100	39,843
Arkema SA	436,670	29,874
Atos Origin SA	1,058,073	51,279
AXA SA	3,922,902	63,898
BNP Paribas SA	1,322,566	60,125
Club Mediterranee SA (a)	470,000	8,917
Danone	1,265,300	88,078
Iliad SA	625,259	73,187
Ipsos SA	54,516	1,790
JC Decaux SA (a)	652,300	17,481
LVMH Moet Hennessy - Louis Vuitton	621,877	103,489
Pernod-Ricard SA	329,525	30,782
PPR SA	398,700	62,294
Safran SA	714,800	23,415
Sanofi-aventis	953,011	68,187
Schneider Electric SA	529,528	31,255
Societe Generale Series A	685,447	20,015
Unibail-Rodamco	118,400	23,677
TOTAL FRANCE		797,586
Germany - 5.1%
Aareal Bank AG (a)	1,131,037	22,993
Allianz AG	325,100	36,537
Bayer AG	767,558	49,176
Bayerische Motoren Werke AG (BMW)	834,676	68,221
Commerzbank AG (a)	4,229,500	10,436
Deutsche Bank AG	1,018,100	42,103
Fresenius Medical Care AG & Co. KGaA	940,100	68,492
GEA Group AG	992,880	27,433
Gerry Weber International AG (Bearer)	320,600	9,983
Kabel Deutschland Holding AG (a)	1,085,800	61,999
Siemens AG	475,549	49,855
TOTAL GERMANY		447,228
Hong Kong - 1.5%
AIA Group Ltd.	13,058,400	39,929
China Unicom (Hong Kong) Ltd.	12,452,000	25,036
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - continued
I.T Ltd.	14,631,000	$ 9,112
Techtronic Industries Co. Ltd.	65,201,500	56,415
TOTAL HONG KONG		130,492
India - 1.6%
Apollo Hospitals Enterprise Ltd.	1,432,254	15,263
Bharti Airtel Ltd.	5,744,231	46,004
Housing Development Finance Corp. Ltd.	2,696,342	37,945
Larsen & Toubro Ltd.	279,321	8,057
Shriram Transport Finance Co. Ltd.	732,049	9,165
The Jammu & Kashmir Bank Ltd.	545,569	9,407
Titan Industries Ltd.	3,211,760	14,263
TOTAL INDIA		140,104
Indonesia - 0.6%
PT Astra International Tbk	1,338,500	10,321
PT Sarana Menara Nusantara Tbk (a)	13,136,500	13,282
PT Tower Bersama Infrastructure Tbk	55,223,500	12,852
PT XL Axiata Tbk	22,623,000	12,653
TOTAL INDONESIA		49,108
Ireland - 1.4%
Accenture PLC Class A	719,100	43,333
James Hardie Industries NV CDI (a)	5,530,462	35,824
Kenmare Resources PLC (a)	5,264,162	3,435
Paddy Power PLC (Ireland)	728,700	40,338
TOTAL IRELAND		122,930
Israel - 0.6%
Check Point Software Technologies Ltd. (a)	517,600	29,829
Israel Chemicals Ltd.	1,513,500	18,212
TOTAL ISRAEL		48,041
Italy - 1.4%
Intesa Sanpaolo SpA	8,188,112	14,629
Prada SpA	2,305,100	11,395
Prysmian SpA	1,473,800	22,334
Saipem SpA	1,580,606	70,872
TOTAL ITALY		119,230
Japan - 15.8%
ABC-Mart, Inc.	1,529,000	59,886
Aozora Bank Ltd.	4,562,000	11,534
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Asics Corp.	3,605,000	$ 47,798
Calbee, Inc. (d)	700,800	31,951
Canon, Inc.	1,744,350	79,200
Cosmos Pharmaceutical Corp.	859,200	39,858
Credit Saison Co. Ltd.	1,323,500	25,830
DeNA Co. Ltd.	336,000	14,504
Denso Corp.	1,300,300	39,994
Digital Garage, Inc. (a)	2,715	8,890
Don Quijote Co. Ltd.	1,367,200	50,088
Fanuc Corp.	381,000	61,612
Honda Motor Co. Ltd.	1,966,400	58,810
Japan Retail Fund Investment Corp.	1,225	1,897
Japan Tobacco, Inc.	22,266	111,303
JS Group Corp.	1,457,600	30,569
JSR Corp.	2,283,400	43,596
Kakaku.com, Inc.	810,600	32,100
KDDI Corp.	10,315	75,571
Keyence Corp.	192,600	48,967
Misumi Group, Inc.	1,254,900	26,114
Mitsubishi Corp.	2,574,400	52,954
Mitsubishi Estate Co. Ltd.	1,553,000	26,307
Mitsubishi UFJ Financial Group, Inc.	15,161,400	65,899
ORIX Corp.	1,321,050	115,310
Rakuten, Inc.	68,670	75,288
So-net M3, Inc. (d)	5,296	23,954
SOFTBANK CORP.	1,375,900	44,661
Start Today Co. Ltd.	2,740,800	57,987
Tokyo Electron Ltd.	309,600	16,468
TOTAL JAPAN		1,378,900
Korea (South) - 2.5%
Hyundai Motor Co.	209,530	42,040
Kia Motors Corp.	453,500	28,966
LG Household & Health Care Ltd.	49,310	22,187
NHN Corp. (a)	64,289	13,362
Orion Corp.	113,331	60,574
Samsung Electronics Co. Ltd.	38,175	32,741
Shinhan Financial Group Co. Ltd.	421,030	16,710
TOTAL KOREA (SOUTH)		216,580
Luxembourg - 1.3%
Brait SA	5,949,360	14,243
Common Stocks - continued
	Shares	Value (000s)
Luxembourg - continued
Millicom International Cellular SA	190,400	$ 20,925
Millicom International Cellular SA (depositary receipt)	477,100	52,580
Samsonite International SA	14,826,300	24,124
TOTAL LUXEMBOURG		111,872
Mexico - 0.5%
Wal-Mart de Mexico SA de CV Series V	18,209,000	47,039
Netherlands - 3.4%
AEGON NV (a)	5,028,800	23,986
ASML Holding NV	971,700	40,743
Gemalto NV	1,818,979	82,995
ING Groep NV (Certificaten Van Aandelen) (a)	11,511,300	99,253
Koninklijke Philips Electronics NV	1,247,700	25,977
Randstad Holdings NV	726,367	25,910
TOTAL NETHERLANDS		298,864
Norway - 1.1%
Aker Solutions ASA	1,927,748	22,419
DnB NOR ASA	6,602,355	77,021
TOTAL NORWAY		99,440
Philippines - 0.3%
Alliance Global Group, Inc.	101,250,000	25,173
Poland - 0.3%
Eurocash SA	3,593,990	28,816
Qatar - 0.3%
Commercial Bank of Qatar GDR (Reg. S)	5,094,802	23,366
South Africa - 1.0%
AngloGold Ashanti Ltd. sponsored ADR	816,100	36,896
Sanlam Ltd.	5,826,600	21,768
Shoprite Holdings Ltd.	2,042,000	29,926
TOTAL SOUTH AFRICA		88,590
Spain - 1.5%
Banco Bilbao Vizcaya Argentaria SA	1,836,204	16,528
Banco Santander SA:
rights 10/31/11	6,080,392	1,052
(Spain)	6,080,392	51,471
Inditex SA	280,831	25,557
Common Stocks - continued
	Shares	Value (000s)
Spain - continued
Prosegur Compania de Seguridad SA (Reg.)	382,900	$ 19,103
Viscofan Envolturas Celulosicas SA	515,100	19,824
TOTAL SPAIN		133,535
Sweden - 1.3%
Elekta AB (B Shares)	316,100	12,650
Intrum Justitia AB	111,800	1,839
Meda AB (A Shares)	1,713,200	17,501
Swedbank AB (A Shares)	3,382,000	47,647
Swedish Match Co.	1,052,600	36,424
TOTAL SWEDEN		116,061
Switzerland - 6.8%
Adecco SA (Reg.)	548,529	26,509
Compagnie Financiere Richemont SA Series A	315,194	18,049
Kuehne & Nagel International AG	197,400	24,586
Nestle SA	2,973,853	172,491
Partners Group Holding	230,056	43,125
Schindler Holding AG (participation certificate)	554,147	65,168
The Swatch Group AG (Bearer)	98,950	41,901
Transocean Ltd. (United States)	829,400	47,400
UBS AG (a)	3,755,130	47,472
UBS AG (NY Shares) (a)	1,833,200	23,135
Zurich Financial Services AG	346,539	80,479
TOTAL SWITZERLAND		590,315
Taiwan - 0.5%
Catcher Technology Co. Ltd.	5,046,500	28,117
WPG Holding Co. Ltd.	15,884,570	19,181
TOTAL TAIWAN		47,298
Turkey - 0.1%
Boyner Buyuk Magazacilik A/S (a)(e)	6,011,100	10,096
United Kingdom - 21.0%
Aberdeen Asset Management PLC	9,033,732	27,966
Aggreko PLC	484,300	13,334
Anglo American PLC (United Kingdom)	1,293,300	47,702
Ashmore Group PLC	3,169,400	17,585
Aviva PLC	6,344,300	34,618
Barclays PLC	22,562,258	69,955
BG Group PLC	5,124,372	111,789
BHP Billiton PLC	4,802,296	151,250
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
BP PLC	11,307,867	$ 83,228
British American Tobacco PLC (United Kingdom)	3,366,600	154,388
British Land Co. PLC	5,756,734	47,262
Burberry Group PLC	1,970,900	42,504
Carphone Warehouse Group PLC	15,119,465	85,346
Diageo PLC	1,603,635	33,195
GlaxoSmithKline PLC	3,131,100	70,282
HSBC Holdings PLC (United Kingdom)	11,905,657	103,900
Imperial Tobacco Group PLC	1,488,285	54,427
International Personal Finance PLC	9,411,888	41,503
Jazztel PLC (a)(d)	3,802,400	21,996
Legal & General Group PLC	30,442,457	54,098
Lloyds Banking Group PLC (a)	49,557,364	25,632
Micro Focus International PLC	2,166,900	11,834
National Grid PLC	4,386,000	43,614
Ocado Group PLC (a)(d)	14,388,400	21,670
Reckitt Benckiser Group PLC	414,431	21,314
Royal Dutch Shell PLC Class B	6,770,160	242,949
Royalblue Group PLC	128,356	3,358
SuperGroup PLC (a)(d)	960,741	9,641
The Weir Group PLC	599,600	18,504
Ultra Electronics Holdings PLC	614,667	15,737
Vodafone Group PLC	46,662,143	129,590
Xstrata PLC	1,728,100	29,056
TOTAL UNITED KINGDOM		1,839,227
United States of America - 1.9%
Citrix Systems, Inc. (a)	546,700	39,816
Cognizant Technology Solutions Corp. Class A (a)	298,200	21,694
Green Mountain Coffee Roasters, Inc. (a)	180,700	11,749
MasterCard, Inc. Class A	165,200	57,364
Virgin Media, Inc.	1,603,800	39,101
TOTAL UNITED STATES OF AMERICA		169,724
TOTAL COMMON STOCKS (Cost $8,600,939)		8,627,815
Nonconvertible Preferred Stocks - 1.3%
	Shares	Value (000s)
Germany - 1.2%
ProSiebenSat.1 Media AG	40,648	$ 872
Volkswagen AG	569,500	99,935
TOTAL GERMANY		100,807
Italy - 0.1%
Fiat Industrial SpA (a)	2,156,296	13,231
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $90,158)		114,038
Money Market Funds - 1.2%

Fidelity Cash Central Fund, 0.12% (b)	27,641,463	27,641
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	80,899,017	80,899
TOTAL MONEY MARKET FUNDS (Cost $108,540)		108,540
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $8,799,637)		8,850,393
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(97,426)
NET ASSETS - 100%		$ 8,752,967
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 112
Fidelity Securities Lending Cash Central Fund	6,208
Total	$ 6,320
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aisi Realty Public Ltd.	$ 607	$ -	$ -	$ -	$ 240
Ashmore Global Opportunities Ltd. (United States)	-	10,376	-	259	-
Boyner Buyuk Magazacilik A/S	11,256	2,951	-	-	10,096
Total	$ 11,863	$ 13,327	$ -	$ 259	$ 10,336
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 1,839,227	$ 696,626	$ 1,142,601	$ -
Japan	1,378,900	-	1,378,900	-
France	797,586	729,399	68,187	-
Switzerland	590,315	542,843	47,472	-
Germany	548,035	387,585	160,450	-
Australia	303,569	-	303,569	-
Netherlands	298,864	149,648	149,216	-
Cayman Islands	244,145	59,272	184,873	-
Korea (South)	216,580	-	216,580	-
Other	2,524,632	1,704,716	819,916	-
Money Market Funds	108,540	108,540	-	-
Total Investments in Securities:	$ 8,850,393	$ 4,378,629	$ 4,471,764	$ -
Transfers from Level 1 to Level 2 during the period were $1,331,743,000.
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 607
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(607)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $1,349,541,000 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $73,811) - See accompanying schedule: Unaffiliated issuers (cost $8,669,458)	$ 8,731,517
Fidelity Central Funds (cost $108,540)	108,540
Other affiliated issuers (cost $21,639)	10,336
Total Investments (cost $8,799,637)		$ 8,850,393
Foreign currency held at value (cost $37,392)		37,392
Receivable for investments sold		89,865
Receivable for fund shares sold		6,925
Dividends receivable		18,912
Distributions receivable from Fidelity Central Funds		280
Prepaid expenses		35
Other receivables		5,269
Total assets		9,009,071

Liabilities
Payable to custodian bank	$ 756
Payable for investments purchased	155,082
Payable for fund shares redeemed	11,410
Accrued management fee	4,698
Distribution and service plan fees payable	125
Other affiliated payables	1,638
Other payables and accrued expenses	1,496
Collateral on securities loaned, at value	80,899
Total liabilities		256,104

Net Assets		$ 8,752,967
Net Assets consist of:
Paid in capital		$ 10,067,323
Undistributed net investment income		102,433
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,466,813)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		50,024
Net Assets		$ 8,752,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($319,917 ÷ 10,869.3 shares)	$ 29.43

Maximum offering price per share (100/94.25 of $29.43)	$ 31.23
Class T: Net Asset Value and redemption price per share ($60,905 ÷ 2,087.0 shares)	$ 29.18

Maximum offering price per share (100/96.50 of $29.18)	$ 30.24
Class B: Net Asset Value and offering price per share ($10,183 ÷ 350.9 shares)A	$ 29.02

Class C: Net Asset Value and offering price per share ($32,911 ÷ 1,131.9 shares)A	$ 29.08

International Discovery: Net Asset Value, offering price and redemption price per share ($6,806,183 ÷ 229,250.8 shares)	$ 29.69

Class K: Net Asset Value, offering price and redemption price per share ($1,244,550 ÷ 41,955.8 shares)	$ 29.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($278,318 ÷ 9,386.6 shares)	$ 29.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2011

Investment Income
Dividends (including $259 earned from other affiliated issuers)		$ 263,448
Interest		3
Income from Fidelity Central Funds		6,320
Income before foreign taxes withheld		269,771
Less foreign taxes withheld		(16,970)
Total income		252,801

Expenses
Management fee Basic fee	$ 69,910
Performance adjustment	(475)
Transfer agent fees	20,262
Distribution and service plan fees	1,864
Accounting and security lending fees	1,798
Custodian fees and expenses	1,713
Independent trustees' compensation	55
Registration fees	186
Audit	122
Legal	40
Interest	2
Miscellaneous	107
Total expenses before reductions	95,584
Expense reductions	(4,391)	91,193
Net investment income (loss)		161,608
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	506,179
Foreign currency transactions	(4,241)
Total net realized gain (loss)		501,938
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $8,547)	(1,246,049)
Assets and liabilities in foreign currencies	(1,473)
Total change in net unrealized appreciation (depreciation)		(1,247,522)
Net gain (loss)		(745,584)
Net increase (decrease) in net assets resulting from operations		$ (583,976)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 161,608	$ 130,595
Net realized gain (loss)	501,938	481,821
Change in net unrealized appreciation (depreciation)	(1,247,522)	638,780
Net increase (decrease) in net assets resulting from operations	(583,976)	1,251,196
Distributions to shareholders from net investment income	(149,936)	(116,422)
Distributions to shareholders from net realized gain	(48,090)	(13,374)
Total distributions	(198,026)	(129,796)
Share transactions - net increase (decrease)	(537,341)	(662,032)
Redemption fees	160	291
Total increase (decrease) in net assets	(1,319,183)	459,659

Net Assets
Beginning of period	10,072,150	9,612,491
End of period (including undistributed net investment income of $102,433 and undistributed net investment income of $120,198, respectively)	$ 8,752,967	$ 10,072,150

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.07	$ 28.57	$ 23.68	$ 47.34	$ 36.47
Income from Investment Operations
Net investment income (loss) C	.42	.31	.31	.46	.44
Net realized and unrealized gain (loss)	(2.52)	3.51	4.84	(22.08)	11.76
Total from investment operations	(2.10)	3.82	5.15	(21.62)	12.20
Distributions from net investment income	(.38)	(.28)	(.26)	(.37)	(.35)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.54)	(.32)	(.26)	(2.04)	(1.33)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.43	$ 32.07	$ 28.57	$ 23.68	$ 47.34
Total Return A,B	(6.71)%	13.43%	22.14%	(47.65)%	34.54%
Ratios to Average Net Assets D,F
Expenses before reductions	1.30%	1.33%	1.37%	1.32%	1.25%
Expenses net of fee waivers, if any	1.29%	1.33%	1.37%	1.32%	1.25%
Expenses net of all reductions	1.25%	1.28%	1.32%	1.29%	1.22%
Net investment income (loss)	1.31%	1.06%	1.28%	1.27%	1.08%
Supplemental Data
Net assets, end of period (in millions)	$ 320	$ 392	$ 414	$ 380	$ 417
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.81	$ 28.35	$ 23.49	$ 47.06	$ 36.30
Income from Investment Operations
Net investment income (loss) C	.34	.23	.24	.33	.29
Net realized and unrealized gain (loss)	(2.51)	3.48	4.81	(21.94)	11.71
Total from investment operations	(2.17)	3.71	5.05	(21.61)	12.00
Distributions from net investment income	(.30)	(.21)	(.19)	(.29)	(.26)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.46)	(.25)	(.19)	(1.96)	(1.24)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.18	$ 31.81	$ 28.35	$ 23.49	$ 47.06
Total Return A,B	(6.96)%	13.14%	21.79%	(47.84)%	34.08%
Ratios to Average Net Assets D,F
Expenses before reductions	1.56%	1.60%	1.65%	1.68%	1.63%
Expenses net of fee waivers, if any	1.55%	1.60%	1.65%	1.68%	1.63%
Expenses net of all reductions	1.51%	1.56%	1.60%	1.64%	1.60%
Net investment income (loss)	1.05%	.79%	1.00%	.91%	.70%
Supplemental Data
Net assets, end of period (in millions)	$ 61	$ 92	$ 83	$ 64	$ 53
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.60	$ 28.18	$ 23.25	$ 46.70	$ 36.12
Income from Investment Operations
Net investment income (loss) C	.17	.08	.12	.15	.08
Net realized and unrealized gain (loss)	(2.48)	3.44	4.81	(21.77)	11.64
Total from investment operations	(2.31)	3.52	4.93	(21.62)	11.72
Distributions from net investment income	(.12)	(.06)	-	(.16)	(.16)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.27) H	(.10)	-	(1.83)	(1.14)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.02	$ 31.60	$ 28.18	$ 23.25	$ 46.70
Total Return A,B	(7.39)%	12.52%	21.20%	(48.11)%	33.37%
Ratios to Average Net Assets D,F
Expenses before reductions	2.06%	2.12%	2.16%	2.19%	2.14%
Expenses net of fee waivers, if any	2.06%	2.12%	2.16%	2.19%	2.14%
Expenses net of all reductions	2.02%	2.08%	2.11%	2.15%	2.10%
Net investment income (loss)	.54%	.27%	.49%	.40%	.19%
Supplemental Data
Net assets, end of period (in millions)	$ 10	$ 14	$ 16	$ 15	$ 17
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.27 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.68	$ 28.23	$ 23.31	$ 46.82	$ 36.19
Income from Investment Operations
Net investment income (loss) C	.18	.09	.12	.15	.09
Net realized and unrealized gain (loss)	(2.49)	3.45	4.82	(21.82)	11.66
Total from investment operations	(2.31)	3.54	4.94	(21.67)	11.75
Distributions from net investment income	(.14)	(.05)	(.02)	(.17)	(.14)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.29) H	(.09)	(.02)	(1.84)	(1.12)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 29.08	$ 31.68	$ 28.23	$ 23.31	$ 46.82
Total Return A,B	(7.37)%	12.54%	21.22%	(48.10)%	33.38%
Ratios to Average Net Assets D,F
Expenses before reductions	2.05%	2.09%	2.14%	2.17%	2.11%
Expenses net of fee waivers, if any	2.04%	2.09%	2.14%	2.17%	2.11%
Expenses net of all reductions	2.00%	2.05%	2.09%	2.13%	2.08%
Net investment income (loss)	.56%	.30%	.51%	.42%	.22%
Supplemental Data
Net assets, end of period (in millions)	$ 33	$ 44	$ 43	$ 36	$ 28
Portfolio turnover rate E	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.29 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Discovery

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.34	$ 28.79	$ 23.88	$ 47.68	$ 36.67
Income from Investment Operations
Net investment income (loss) B	.53	.40	.37	.57	.53
Net realized and unrealized gain (loss)	(2.54)	3.54	4.88	(22.29)	11.84
Total from investment operations	(2.01)	3.94	5.25	(21.72)	12.37
Distributions from net investment income	(.48)	(.35)	(.34)	(.41)	(.38)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.64)	(.39)	(.34)	(2.08)	(1.36)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 29.69	$ 32.34	$ 28.79	$ 23.88	$ 47.68
Total Return A	(6.39)%	13.76%	22.47%	(47.55)%	34.85%
Ratios to Average Net Assets C,E
Expenses before reductions	.97%	1.05%	1.12%	1.09%	1.04%
Expenses net of fee waivers, if any	.96%	1.05%	1.12%	1.09%	1.04%
Expenses net of all reductions	.92%	1.00%	1.07%	1.05%	1.00%
Net investment income (loss)	1.64%	1.35%	1.53%	1.51%	1.30%
Supplemental Data
Net assets, end of period (in millions)	$ 6,806	$ 8,133	$ 8,114	$ 6,999	$ 14,176
Portfolio turnover rate D	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 32.32	$ 28.78	$ 23.90	$ 40.32
Income from Investment Operations
Net investment income (loss) D	.58	.46	.44	.10
Net realized and unrealized gain (loss)	(2.54)	3.53	4.86	(16.52)
Total from investment operations	(1.96)	3.99	5.30	(16.42)
Distributions from net investment income	(.55)	(.41)	(.42)	-
Distributions from net realized gain	(.16)	(.04)	-	-
Total distributions	(.70)J	(.45)	(.42)	-
Redemption fees added to paid in capital D,I	-	-	-	-
Net asset value, end of period	$ 29.66	$ 32.32	$ 28.78	$ 23.90
Total Return B,C	(6.24)%	13.96%	22.80%	(40.72)%
Ratios to Average Net Assets E,H
Expenses before reductions	.80%	.84%	.88%	.93% A
Expenses net of fee waivers, if any	.79%	.84%	.88%	.93% A
Expenses net of all reductions	.75%	.79%	.83%	.89% A
Net investment income (loss)	1.81%	1.55%	1.77%	.83% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,245	$ 1,078	$ 674	$ 145
Portfolio turnover rate F	75%	82%	98%	79%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.70 per share is comprised of distributions from net investment income of $.548 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.31	$ 28.77	$ 23.91	$ 47.73	$ 36.71
Income from Investment Operations
Net investment income (loss) B	.54	.41	.39	.53	.55
Net realized and unrealized gain (loss)	(2.55)	3.55	4.86	(22.24)	11.85
Total from investment operations	(2.01)	3.96	5.25	(21.71)	12.40
Distributions from net investment income	(.50)	(.38)	(.39)	(.44)	(.40)
Distributions from net realized gain	(.16)	(.04)	-	(1.67)	(.98)
Total distributions	(.65) G	(.42)	(.39)	(2.11)	(1.38)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 29.65	$ 32.31	$ 28.77	$ 23.91	$ 47.73
Total Return A	(6.39)%	13.84%	22.52%	(47.51)%	34.93%
Ratios to Average Net Assets C, E
Expenses before reductions	.95%	.99%	1.05%	1.05%	.97%
Expenses net of fee waivers, if any	.94%	.99%	1.05%	1.05%	.97%
Expenses net of all reductions	.90%	.95%	1.00%	1.01%	.94%
Net investment income (loss)	1.66%	1.40%	1.60%	1.54%	1.36%
Supplemental Data
Net assets, end of period (in millions)	$ 278	$ 319	$ 267	$ 159	$ 58
Portfolio turnover rate D	75%	82%	98%	79%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.65 per share is comprised of distributions from net investment income of $.497 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on realized short term capital gains on securities of certain issuers domiciled in India. An estimated deferred tax liability for net unrealized gains on these securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 930,158
Gross unrealized depreciation	(996,674)
Net unrealized appreciation (depreciation) on securities and other investments	$ (66,516)

Tax Cost	$ 8,916,909

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 102,538
Capital loss carryforward	$ (1,349,541)
Net unrealized appreciation (depreciation)	$ (66,186)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 198,026	$ 129,796

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,388,928 and $7,826,467, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 937	$ 19
Class T	.25%	.25%	398	1
Class B	.75%	.25%	130	98
Class C	.75%	.25%	399	30
			$ 1,864	$ 148

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 56
Class T	11
Class B*	21
Class C*	3
$ 91

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 1,138.30
Class T	248.31
Class B	41.31
Class C	121.30
International Discovery	17,436.22
Class K	638.05
Institutional Class	640.20
	$ 20,262

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 13,706.41%		$ 2

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $31 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,654. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,208, including $213 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $507.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,884 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 4,617	$ 3,889
Class T	859	633
Class B	51	37
Class C	184	71
International Discovery	121,061	98,508
Class K	18,291	9,602
Institutional Class	4,873	3,682
Total	$ 149,936	$ 116,422
From net realized gain
Class A	$ 1,880	$ 555
Class T	439	119
Class B	69	23
Class C	209	61
International Discovery	38,831	11,290
Class K	5,143	935
Institutional Class	1,519	391
Total	$ 48,090	$ 13,374

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	2,821	4,849	$ 91,649	$ 142,203
Reinvestment of distributions	173	120	5,606	3,654
Shares redeemed	(4,335)	(7,259)	(139,721)	(215,574)
Net increase (decrease)	(1,341)	(2,290)	$ (42,466)	$ (69,717)
Class T
Shares sold	443	1,165	$ 14,328	$ 34,154
Reinvestment of distributions	38	24	1,235	716
Shares redeemed	(1,286)	(1,228)	(41,028)	(35,631)
Net increase (decrease)	(805)	(39)	$ (25,465)	$ (761)
Class B
Shares sold	21	105	$ 671	$ 3,047
Reinvestment of distributions	3	2	111	54
Shares redeemed	(130)	(227)	(4,124)	(6,544)
Net increase (decrease)	(106)	(120)	$ (3,342)	$ (3,443)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	183	356	$ 5,847	$ 10,567
Reinvestment of distributions	11	4	344	116
Shares redeemed	(437)	(515)	(13,875)	(14,926)
Net increase (decrease)	(243)	(155)	$ (7,684)	$ (4,243)
International Discovery
Shares sold	32,543	55,460	$ 1,052,266	$ 1,640,231
Reinvestment of distributions	4,718	3,453	153,551	105,461
Shares redeemed	(59,489)	(89,239)	(1,934,353)	(2,636,183)
Net increase (decrease)	(22,228)	(30,326)	$ (728,536)	$ (890,491)
Class K
Shares sold	18,148	16,961	$ 593,408	$ 491,304
Reinvestment of distributions	722	346	23,434	10,537
Shares redeemed	(10,275)	(7,377)	(330,258)	(215,813)
Net increase (decrease)	8,595	9,930	$ 286,584	$ 286,028
Institutional Class
Shares sold	2,364	4,322	$ 75,348	$ 127,580
Reinvestment of distributions	69	36	2,254	1,083
Shares redeemed	(2,923)	(3,773)	(94,034)	(108,068)
Net increase (decrease)	(490)	585	$ (16,432)	$ 20,595

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Discovery Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class K designates 82% and 100% of the dividends distributed on December 3, 2010 and December 30, 2010, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class K	12/06/2010	$0.458	$0.0348
	12/31/2010	$0.041	$0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Discovery Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Discovery Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, the retail class, and Class K ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)

Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

(Fidelity Logo)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

IGI-K-UANN-1211
1.863305.103

Fidelity®

International Growth Fund

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fundA
Fidelity® International Growth Fund	-2.47%	-4.28%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Growth Fund, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Jed Weiss, Portfolio Manager of Fidelity® International Growth Fund: For the year, the fund's Retail Class shares fell 2.47%, versus a 2.69% decline in the MSCI® EAFE® (Europe, Australasia, Far East) Growth Index. Stock selection in continental Europe and Japan was helpful, while an out-of-benchmark stake in the U.S. also contributed. However, my choices within non-index emerging markets were poor, notably Brazil and Turkey, while picks in the U.K., Canada and Australia further detracted. From a sector view, positioning in information technology, consumer discretionary and financials added value. In contrast, picks in health care equipment/services, capital goods and the food/beverage/tobacco segment of consumer staples notably detracted. On an individual security basis, lacking a position in weak-performing U.K.-based bank and benchmark component Lloyds Banking Group helped, as did out-of-benchmark stakes in U.S.-based credit card processor MasterCard and baby food maker Mead Johnson Nutrition. Conversely, not owning index constituent British American Tobacco hurt. I chose to own Philip Morris International instead - another of the fund's contributors. Non-index holdings in Turkish bank Turkiye Garanti Bankasi and Canadian energy company Niko Resources also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.45%
Actual		$ 1,000.00	$ 861.60	$ 6.80
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 860.50	$ 7.97
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 858.40	$ 10.31
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 857.90	$ 10.30
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
International Growth	1.20%
Actual		$ 1,000.00	$ 862.90	$ 5.63
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Institutional Class	1.20%
Actual		$ 1,000.00	$ 862.90	$ 5.63
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom 18.5%
United States of America 17.5%
Switzerland 9.6%
Japan 7.4%
Australia 5.2%
Germany 4.9%
France 4.1%
Belgium 3.5%
Denmark 2.9%
Other 26.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom 20.2%
United States of America 13.6%
Switzerland 9.2%
Japan 7.5%
Germany 5.5%
Australia 5.2%
Belgium 3.5%
France 3.4%
Brazil 3.0%
Other 28.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	95.8	97.9
Short-Term Investments and Net Other Assets	4.2	2.1
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	4.9	4.6
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	3.6	4.4
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.9	2.8
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.8	2.4
Linde AG (Germany, Chemicals)	2.2	1.9
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.2	2.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.2
Danone (France, Food Products)	1.7	0.8
Siemens AG sponsored ADR (Germany, Industrial Conglomerates)	1.7	2.1
Philip Morris International, Inc. (United States of America, Tobacco)	1.6	0.7
	25.4
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	22.2	17.0
Materials	15.8	18.2
Industrials	12.7	14.5
Consumer Discretionary	12.1	12.8
Financials	10.4	13.3
Information Technology	8.5	7.7
Health Care	8.2	7.1
Energy	5.2	5.5
Telecommunication Services	0.7	0.8

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
Australia - 5.2%
Coca-Cola Amatil Ltd.	26,816	$ 346,197
CSL Ltd.	25,527	768,921
MAp Group unit	58,681	209,411
Newcrest Mining Ltd.	16,135	570,295
Newcrest Mining Ltd. sponsored ADR	8,107	284,961
OZ Minerals Ltd.	23,905	287,097
QBE Insurance Group Ltd.	11,795	181,577
Woolworths Ltd.	10,289	257,227
WorleyParsons Ltd.	18,798	545,659
TOTAL AUSTRALIA		3,451,345
Austria - 0.8%
Andritz AG	4,500	398,750
Zumtobel AG	7,800	162,672
TOTAL AUSTRIA		561,422
Bailiwick of Guernsey - 0.2%
Resolution Ltd.	31,193	137,953
Bailiwick of Jersey - 1.2%
Informa PLC	26,847	156,467
Randgold Resources Ltd. sponsored ADR	5,835	639,341
TOTAL BAILIWICK OF JERSEY		795,808
Belgium - 3.5%
Anheuser-Busch InBev SA NV	34,391	1,907,468
Umicore SA	9,945	428,232
TOTAL BELGIUM		2,335,700
Bermuda - 1.4%
Lazard Ltd. Class A	9,492	259,511
Li & Fung Ltd.	266,000	512,634
Trinity Ltd.	200,000	181,272
TOTAL BERMUDA		953,417
Brazil - 2.7%
Arezzo Industria e Comercio SA	13,600	179,781
BM&F Bovespa SA	55,500	331,281
BR Malls Participacoes SA	15,500	167,438
Braskem SA Class A sponsored ADR	18,900	340,956
Iguatemi Empresa de Shopping Centers SA	8,700	168,559
Common Stocks - continued
	Shares	Value
Brazil - continued
Itau Unibanco Banco Multiplo SA sponsored ADR	15,830	$ 302,670
Multiplan Empreendimentos Imobiliarios SA	13,300	268,912
TOTAL BRAZIL		1,759,597
Canada - 2.6%
Agnico-Eagle Mines Ltd. (Canada)	7,600	329,662
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,000	417,987
Goldcorp, Inc.	4,900	238,401
Niko Resources Ltd.	5,700	313,519
Open Text Corp. (a)	4,800	293,773
Pan American Silver Corp.	5,000	139,800
TOTAL CANADA		1,733,142
Cayman Islands - 1.3%
NVC Lighting Holdings Ltd.	412,000	178,887
Sands China Ltd. (a)	102,600	308,332
Wynn Macau Ltd.	129,400	362,563
TOTAL CAYMAN ISLANDS		849,782
Chile - 0.4%
Banco Santander Chile sponsored ADR (d)	3,400	277,712
China - 0.5%
Baidu.com, Inc. sponsored ADR (a)	2,580	361,664
Denmark - 2.9%
Novo Nordisk A/S Series B sponsored ADR (d)	13,700	1,456,310
William Demant Holding A/S (a)	5,900	470,749
TOTAL DENMARK		1,927,059
Finland - 1.5%
Metso Corp.	4,600	179,138
Nokian Tyres PLC	12,900	473,979
Outotec Oyj	8,000	373,985
TOTAL FINLAND		1,027,102
France - 4.1%
Alstom SA	16,016	600,659
Danone	15,852	1,103,460
Remy Cointreau SA	3,690	303,332
Safran SA	20,800	681,344
TOTAL FRANCE		2,688,795
Common Stocks - continued
	Shares	Value
Germany - 4.9%
alstria office REIT-AG	13,500	$ 173,562
Bayerische Motoren Werke AG (BMW)	3,422	279,691
Linde AG	9,241	1,470,052
MAN SE	2,427	215,261
Siemens AG sponsored ADR (d)	10,400	1,091,688
TOTAL GERMANY		3,230,254
Hong Kong - 0.9%
Hong Kong Exchanges and Clearing Ltd.	33,700	571,279
India - 0.5%
Bharti Airtel Ltd.	42,571	340,939
Ireland - 1.1%
CRH PLC sponsored ADR (d)	19,800	364,518
James Hardie Industries NV sponsored ADR (a)	11,400	369,702
TOTAL IRELAND		734,220
Israel - 0.2%
Azrieli Group	6,300	162,097
Italy - 1.2%
Fiat Industrial SpA (a)	40,201	350,773
Interpump Group SpA	23,751	152,972
Saipem SpA	6,670	299,072
TOTAL ITALY		802,817
Japan - 7.4%
Autobacs Seven Co. Ltd.	7,500	343,476
Denso Corp.	16,900	519,797
Fanuc Corp.	5,400	873,239
Fast Retailing Co. Ltd.	1,500	269,488
Japan Tobacco, Inc.	41	204,951
Keyence Corp.	2,420	615,269
Kobayashi Pharmaceutical Co. Ltd.	6,000	297,454
Osaka Securities Exchange Co. Ltd.	63	295,260
SHO-BOND Holdings Co. Ltd.	6,600	147,245
Unicharm Corp.	9,800	438,938
USS Co. Ltd.	7,010	579,585
Yamato Kogyo Co. Ltd.	12,900	326,341
TOTAL JAPAN		4,911,043
Mexico - 1.1%
Wal-Mart de Mexico SA de CV Series V	287,100	741,667
Common Stocks - continued
	Shares	Value
Netherlands - 1.4%
ASML Holding NV	17,400	$ 729,582
QIAGEN NV (a)(d)	13,300	183,274
TOTAL NETHERLANDS		912,856
Portugal - 0.9%
Jeronimo Martins SGPS SA	33,075	572,156
South Africa - 1.7%
African Rainbow Minerals Ltd.	14,739	340,641
Clicks Group Ltd.	28,722	150,734
JSE Ltd.	29,300	259,466
Mr Price Group Ltd.	28,700	276,285
MTN Group Ltd.	7,300	127,414
TOTAL SOUTH AFRICA		1,154,540
Spain - 1.3%
Inditex SA	5,827	530,288
Prosegur Compania de Seguridad SA (Reg.)	6,000	299,338
TOTAL SPAIN		829,626
Sweden - 1.9%
Fagerhult AB	6,100	143,622
H&M Hennes & Mauritz AB (B Shares)	21,979	727,852
Swedish Match Co.	10,400	359,878
TOTAL SWEDEN		1,231,352
Switzerland - 9.6%
Nestle SA	55,720	3,231,892
Novartis AG sponsored ADR	4,800	271,056
Roche Holding AG (participation certificate)	7,212	1,189,193
Schindler Holding AG:
(participation certificate)	2,598	305,525
(Reg.)	730	85,931
The Swatch Group AG (Bearer)	2,280	965,470
UBS AG (NY Shares) (a)	26,025	328,436
TOTAL SWITZERLAND		6,377,503
Turkey - 1.6%
Anadolu Efes Biracilik ve Malt Sanayii AS	12,800	155,634
Coca-Cola Icecek AS	23,000	312,173
Tupras-Turkiye Petrol Rafinerileri AS	6,687	151,268
Turkiye Garanti Bankasi AS	125,500	442,879
TOTAL TURKEY		1,061,954
Common Stocks - continued
	Shares	Value
United Kingdom - 18.5%
Anglo American PLC:
ADR	18,300	$ 335,805
(United Kingdom)	4,800	177,044
Babcock International Group PLC	39,300	445,260
BG Group PLC	84,755	1,848,950
BHP Billiton PLC ADR (d)	38,300	2,411,751
GlaxoSmithKline PLC sponsored ADR	11,100	497,169
Imperial Tobacco Group PLC	9,278	339,301
InterContinental Hotel Group PLC ADR	25,155	464,864
Johnson Matthey PLC	15,624	472,127
Reckitt Benckiser Group PLC	13,645	701,766
Rio Tinto PLC sponsored ADR	13,100	708,186
Rolls-Royce Group PLC	53,737	607,099
Rolls-Royce Group PLC Class C	3,707,853	5,963
Rotork PLC	9,700	262,696
SABMiller PLC	19,566	714,751
Serco Group PLC	42,761	357,251
Shaftesbury PLC	20,033	162,374
Standard Chartered PLC (United Kingdom)	41,951	984,323
Tesco PLC	78,253	505,588
Unite Group PLC	48,100	136,763
Victrex PLC	7,600	155,223
TOTAL UNITED KINGDOM		12,294,254
United States of America - 13.3%
Allergan, Inc.	3,400	286,008
Autoliv, Inc. (d)	8,300	479,491
Berkshire Hathaway, Inc. Class B (a)	8,923	694,745
Cymer, Inc. (a)	3,700	160,765
eBay, Inc. (a)	10,536	335,361
Google, Inc. Class A (a)	620	367,437
ION Geophysical Corp. (a)	35,300	268,986
JPMorgan Chase & Co.	6,600	229,416
Juniper Networks, Inc. (a)	23,500	575,045
Lam Research Corp. (a)	5,555	238,809
Martin Marietta Materials, Inc. (d)	2,300	165,991
MasterCard, Inc. Class A	2,600	902,824
Mead Johnson Nutrition Co. Class A	10,100	725,685
Mohawk Industries, Inc. (a)	7,000	368,550
Nuance Communications, Inc. (a)	5,044	133,565
Philip Morris International, Inc.	14,908	1,041,622
ResMed, Inc. (a)	11,300	319,790
Common Stocks - continued
	Shares	Value
United States of America - continued
Solera Holdings, Inc.	3,189	$ 174,215
Union Pacific Corp.	5,700	567,549
Visa, Inc. Class A	8,900	830,014
TOTAL UNITED STATES OF AMERICA		8,865,868
TOTAL COMMON STOCKS (Cost $64,891,214)		63,654,923
Money Market Funds - 13.0%

Fidelity Cash Central Fund, 0.12% (b)	3,244,067	3,244,067
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	5,405,750	5,405,750
TOTAL MONEY MARKET FUNDS (Cost $8,649,817)		8,649,817
TOTAL INVESTMENT PORTFOLIO - 108.8% (Cost $73,541,031)		72,304,740
NET OTHER ASSETS (LIABILITIES) - (8.8)%		(5,864,357)
NET ASSETS - 100%		$ 66,440,383
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 133
Fidelity Securities Lending Cash Central Fund	30,491
Total	$ 30,624
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 12,294,254	$ 12,294,254	$ -	$ -
United States of America	8,865,868	8,865,868	-	-
Switzerland	6,377,503	6,377,503	-	-
Japan	4,911,043	-	4,911,043	-
Australia	3,451,345	284,961	3,166,384	-
Germany	3,230,254	3,230,254	-	-
France	2,688,795	2,688,795	-	-
Belgium	2,335,700	428,232	1,907,468	-
Denmark	1,927,059	1,927,059	-	-
Other	17,573,102	15,117,196	2,455,906	-
Money Market Funds	8,649,817	8,649,817	-	-
Total Investments in Securities:	$ 72,304,740	$ 59,863,939	$ 12,440,801	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $4,617,271 of which $1,819,472 and $2,797,799 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $4,993,707) - See accompanying schedule: Unaffiliated issuers (cost $64,891,214)	$ 63,654,923
Fidelity Central Funds (cost $8,649,817)	8,649,817
Total Investments (cost $73,541,031)		$ 72,304,740
Foreign currency held at value (cost $25)		25
Receivable for fund shares sold		215,605
Dividends receivable		77,337
Distributions receivable from Fidelity Central Funds		1,200
Prepaid expenses		325
Receivable from investment adviser for expense reductions		47,592
Other receivables		8,776
Total assets		72,655,600

Liabilities
Payable to custodian bank	$ 86
Payable for investments purchased	556,492
Payable for fund shares redeemed	129,097
Accrued management fee	43,489
Distribution and service plan fees payable	4,953
Other affiliated payables	18,627
Other payables and accrued expenses	56,723
Collateral on securities loaned, at value	5,405,750
Total liabilities		6,215,217

Net Assets		$ 66,440,383
Net Assets consist of:
Paid in capital		$ 72,102,749
Undistributed net investment income		591,460
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,018,547)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,235,279)
Net Assets		$ 66,440,383

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,352,040 ÷ 784,991 shares)	$ 8.09

Maximum offering price per share (100/94.25 of $8.09)	$ 8.58
Class T: Net Asset Value and redemption price per share ($2,917,485 ÷ 360,874 shares)	$ 8.08

Maximum offering price per share (100/96.50 of $8.08)	$ 8.37
Class B: Net Asset Value and offering price per share ($473,300 ÷ 58,728 shares)A	$ 8.06

Class C: Net Asset Value and offering price per share ($2,767,455 ÷ 344,459 shares)A	$ 8.03

International Growth: Net Asset Value, offering price and redemption price per share ($53,437,349 ÷ 6,578,532 shares)	$ 8.12

Institutional Class: Net Asset Value, offering price and redemption price per share ($492,754 ÷ 60,686 shares)	$ 8.12

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 1,423,446
Interest		1,263
Income from Fidelity Central Funds		30,624
Income before foreign taxes withheld		1,455,333
Less foreign taxes withheld		(88,339)
Total income		1,366,994

Expenses
Management fee Basic fee	$ 410,826
Performance adjustment	56,123
Transfer agent fees	177,014
Distribution and service plan fees	51,133
Accounting and security lending fees	30,647
Custodian fees and expenses	63,389
Independent trustees' compensation	307
Registration fees	81,018
Audit	62,443
Legal	205
Miscellaneous	356
Total expenses before reductions	933,461
Expense reductions	(195,414)	738,047
Net investment income (loss)		628,947
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,846,627
Foreign currency transactions	(28,806)
Total net realized gain (loss)		1,817,821
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,054,664)
Assets and liabilities in foreign currencies	(2,910)
Total change in net unrealized appreciation (depreciation)		(6,057,574)
Net gain (loss)		(4,239,753)
Net increase (decrease) in net assets resulting from operations		$ (3,610,806)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 628,947	$ 244,323
Net realized gain (loss)	1,817,821	1,690,004
Change in net unrealized appreciation (depreciation)	(6,057,574)	3,221,795
Net increase (decrease) in net assets resulting from operations	(3,610,806)	5,156,122
Distributions to shareholders from net investment income	(276,358)	(167,219)
Distributions to shareholders from net realized gain	(48,341)	(78,510)
Total distributions	(324,699)	(245,729)
Share transactions - net increase (decrease)	35,841,228	8,231,990
Redemption fees	7,927	2,560
Total increase (decrease) in net assets	31,913,650	13,144,943

Net Assets
Beginning of period	34,526,733	21,381,790
End of period (including undistributed net investment income of $591,460 and undistributed net investment income of $237,573, respectively)	$ 66,440,383	$ 34,526,733

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.38	$ 7.01	$ 5.46	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.05	.05	.07
Net realized and unrealized gain (loss)	(.31)	1.39	1.55	(4.61)
Total from investment operations	(.23)	1.44	1.60	(4.54)
Distributions from net investment income	(.05)	(.05)	(.05)	-
Distributions from net realized gain	(.01)	(.03)	-	-
Total distributions	(.06)	(.07) I	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-	-
Net asset value, end of period	$ 8.09	$ 8.38	$ 7.01	$ 5.46
Total Return A, B	(2.76)%	20.68%	29.72%	(45.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.77%	2.13%	2.46%	2.88%
Expenses net of fee waivers, if any	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.43%	1.48%	1.47%	1.48%
Net investment income (loss)	.92%	.74%	.85%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,352	$ 3,084	$ 1,452	$ 820
Portfolio turnover rate E	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.38	$ 7.00	$ 5.45	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06	.04	.03	.05
Net realized and unrealized gain (loss)	(.31)	1.39	1.55	(4.60)
Total from investment operations	(.25)	1.43	1.58	(4.55)
Distributions from net investment income	(.04)	(.02)	(.03)	-
Distributions from net realized gain	(.01)	(.03)	-	-
Total distributions	(.05)	(.05)	(.03)	-
Redemption fees added to paid in capital C, H	-	-	-	-
Net asset value, end of period	$ 8.08	$ 8.38	$ 7.00	$ 5.45
Total Return A, B	(3.03)%	20.47%	29.22%	(45.50)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.03%	2.41%	2.67%	3.07%
Expenses net of fee waivers, if any	1.70%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.68%	1.73%	1.73%	1.73%
Net investment income (loss)	.67%	.49%	.59%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,917	$ 1,034	$ 532	$ 507
Portfolio turnover rate E	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.36	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.01	- H	.01	- H
Net realized and unrealized gain (loss)	(.30)	1.38	1.55	(4.58)
Total from investment operations	(.29)	1.38	1.56	(4.58)
Distributions from net investment income	(.01)	-	-	-
Distributions from net realized gain	- H	-	-	-
Total distributions	(.01)	-	-	-
Redemption fees added to paid in capital C, H	-	-	-	-
Net asset value, end of period	$ 8.06	$ 8.36	$ 6.98	$ 5.42
Total Return A, B	(3.47)%	19.77%	28.78%	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.55%	2.87%	3.17%	3.55%
Expenses net of fee waivers, if any	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.23%	2.23%	2.23%
Net investment income (loss)	.17%	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 473	$ 581	$ 328	$ 642
Portfolio turnover rate E	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.34	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.01	- H	.01	- H
Net realized and unrealized gain (loss)	(.31)	1.38	1.55	(4.58)
Total from investment operations	(.30)	1.38	1.56	(4.58)
Distributions from net investment income	(.01)	-	-	-
Distributions from net realized gain	(.01)	(.02)	-	-
Total distributions	(.01) I	(.02)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-
Net asset value, end of period	$ 8.03	$ 8.34	$ 6.98	$ 5.42
Total Return A, B	(3.57)%	19.82%	28.78%	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.52%	2.89%	3.21%	3.52%
Expenses net of fee waivers, if any	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.24%	2.23%	2.23%
Net investment income (loss)	.17%	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,767	$ 1,261	$ 780	$ 684
Portfolio turnover rate E	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.40	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.10	.07	.06	.09
Net realized and unrealized gain (loss)	(.30)	1.39	1.54	(4.60)
Total from investment operations	(.20)	1.46	1.60	(4.51)
Distributions from net investment income	(.07)	(.06)	(.06)	(.01)
Distributions from net realized gain	(.01)	(.03)	-	-
Total distributions	(.08)	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-
Net asset value, end of period	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Total Return A	(2.47)%	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.52%	1.89%	2.19%	2.35%
Expenses net of fee waivers, if any	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.18%	1.23%	1.23%	1.23%
Net investment income (loss)	1.17%	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,437	$ 28,454	$ 18,254	$ 11,884
Portfolio turnover rate D	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.40	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.10	.07	.06	.09
Net realized and unrealized gain (loss)	(.30)	1.39	1.54	(4.60)
Total from investment operations	(.20)	1.46	1.60	(4.51)
Distributions from net investment income	(.07)	(.06)	(.06)	(.01)
Distributions from net realized gain	(.01)	(.03)	-	-
Total distributions	(.08)	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-
Net asset value, end of period	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Total Return A	(2.47)%	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.50%	1.92%	2.01%	2.56%
Expenses net of fee waivers, if any	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.18%	1.23%	1.23%	1.23%
Net investment income (loss)	1.17%	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 493	$ 113	$ 36	$ 521
Portfolio turnover rate D	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,011,207
Gross unrealized depreciation	(5,680,632)
Net unrealized appreciation (depreciation) on securities and other investments	$ (1,669,425)

Tax Cost	$ 73,974,165

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 623,318
Capital loss carryforward	$ (4,617,271)
Net unrealized appreciation (depreciation)	$ (1,668,413)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 324,699	$ 245,729

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $72,616,731 and $38,664,366, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in November 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,491	$ 190
Class T	.25%	.25%	10,239	1
Class B	.75%	.25%	5,882	4,518
Class C	.75%	.25%	22,521	7,930
			$ 51,133	$ 12,639

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,797
Class T	1,892
Class B*	695
Class C*	351
$ 10,735

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 15,298.31
Class T	6,766.33
Class B	1,802.31
Class C	6,897.31
International Growth	144,927.30
Institutional Class	1,324.29
	$ 177,014

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $670 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $165 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $30,491. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2012. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.45%	$ 15,994
Class T	1.70%	6,877
Class B	2.20%	2,026
Class C	2.20%	7,234
International Growth	1.20%	151,732
Institutional Class	1.20%	1,375
		$ 185,238

In addition, FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $286.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $9,776 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $114.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 19,878	$ 10,514
Class T	5,087	1,819
Class B	545	-
Class C	1,547	-
International Growth	247,117	154,599
Institutional Class	2,184	287
Total	$ 276,358	$ 167,219
From net realized gain
Class A	$ 4,255	$ 5,713
Class T	1,455	2,067
Class B	211	-
Class C	826	2,797
International Growth	41,245	67,807
Institutional Class	349	126
Total	$ 48,341	$ 78,510

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	547,911	247,866	$ 4,762,829	$ 1,869,390
Reinvestment of distributions	2,679	2,011	22,867	14,999
Shares redeemed	(133,581)	(88,980)	(1,142,023)	(650,197)
Net increase (decrease)	417,009	160,897	$ 3,643,673	$ 1,234,192
Class T
Shares sold	292,221	73,695	$ 2,542,402	$ 554,529
Reinvestment of distributions	762	513	6,516	3,840
Shares redeemed	(55,432)	(26,780)	(470,382)	(194,364)
Net increase (decrease)	237,551	47,428	$ 2,078,536	$ 364,005
Class B
Shares sold	22,762	37,806	$ 193,446	$ 276,981
Reinvestment of distributions	78	-	670	-
Shares redeemed	(33,639)	(15,339)	(282,311)	(113,063)
Net increase (decrease)	(10,799)	22,467	$ (88,195)	$ 163,918
Class C
Shares sold	258,483	110,505	$ 2,202,762	$ 831,229
Reinvestment of distributions	274	369	2,357	2,760
Shares redeemed	(65,559)	(71,336)	(555,739)	(504,821)
Net increase (decrease)	193,198	39,538	$ 1,649,380	$ 329,168
International Growth
Shares sold	5,799,026	1,971,246	$ 50,047,832	$ 14,829,454
Reinvestment of distributions	33,184	28,518	283,553	212,744
Shares redeemed	(2,639,092)	(1,213,664)	(22,190,157)	(8,965,012)
Net increase (decrease)	3,193,118	786,100	$ 28,141,228	$ 6,077,186
Institutional Class
Shares sold	76,126	11,311	$ 670,433	$ 86,413
Reinvestment of distributions	292	55	2,491	412
Shares redeemed	(29,187)	(3,097)	(256,318)	(23,304)
Net increase (decrease)	47,231	8,269	$ 416,606	$ 63,521

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 9, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch, may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay on December 5, 2011, to shareholders of record at the opening of business on December 2, 2011, a distribution of $.006 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.079 per share from net investment income.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Growth Fund	12/06/2010	$0.072	$0.008
	12/31/2010	$0.008	$0.000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts, considered by the Board show, over the one- and three-year periods ended December 31, 2010, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the second quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and the retail class ranked below its competitive median for 2010, the total expense ratio of Class C ranked equal to its competitive median for 2010, and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

* 0 To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated service graphic) 1-800-544-5555

(automated service graphic) Automated line for quickest service

(Fidelity Logo)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

IGF-UANN-1211
1.912349.101

(Fidelity Logo)

Fidelity Advisor®

International Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2011

(Fidelity Cover Art)

Class A, Class T,
Class B, and Class C are
classes of Fidelity®
International Growth Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	-8.35%	-5.92%
Class T (incl. 3.50% sales charge)	-6.42%	-5.61%
Class B (incl. contingent deferred sales charge) B	-8.29%	-5.94%
Class C (incl. contingent deferred sales charge) C	-4.53%	-5.24%

A From November 1, 2007.

B Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares fell 2.76%, 3.03%, 3.47% and 3.57%, respectively (excluding sales charges), versus a 2.69% decline in the MSCI® EAFE® (Europe, Australasia, Far East) Growth Index. Stock selection in continental Europe and Japan was helpful, while an out-of-benchmark stake in the U.S. also contributed. However, my choices within non-index emerging markets were poor, notably Brazil and Turkey, while picks in the U.K., Canada and Australia further detracted. From a sector view, positioning in information technology, consumer discretionary and financials added value. In contrast, picks in health care equipment/services, capital goods and the food/beverage/tobacco segment of consumer staples notably detracted. On an individual security basis, lacking a position in weak-performing U.K.-based bank and benchmark component Lloyds Banking Group helped, as did out-of-benchmark stakes in U.S.-based credit card processor MasterCard and baby food maker Mead Johnson Nutrition. Conversely, not owning index constituent British American Tobacco hurt. I chose to own Philip Morris International instead - another of the fund's contributors. Non-index holdings in Turkish bank Turkiye Garanti Bankasi and Canadian energy company Niko Resources also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.45%
Actual		$ 1,000.00	$ 861.60	$ 6.80
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 860.50	$ 7.97
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 858.40	$ 10.31
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 857.90	$ 10.30
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
International Growth	1.20%
Actual		$ 1,000.00	$ 862.90	$ 5.63
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Institutional Class	1.20%
Actual		$ 1,000.00	$ 862.90	$ 5.63
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom 18.5%
United States of America 17.5%
Switzerland 9.6%
Japan 7.4%
Australia 5.2%
Germany 4.9%
France 4.1%
Belgium 3.5%
Denmark 2.9%
Other 26.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom 20.2%
United States of America 13.6%
Switzerland 9.2%
Japan 7.5%
Germany 5.5%
Australia 5.2%
Belgium 3.5%
France 3.4%
Brazil 3.0%
Other 28.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	95.8	97.9
Short-Term Investments and Net Other Assets	4.2	2.1
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	4.9	4.6
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	3.6	4.4
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.9	2.8
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.8	2.4
Linde AG (Germany, Chemicals)	2.2	1.9
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.2	2.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.2
Danone (France, Food Products)	1.7	0.8
Siemens AG sponsored ADR (Germany, Industrial Conglomerates)	1.7	2.1
Philip Morris International, Inc. (United States of America, Tobacco)	1.6	0.7
	25.4
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	22.2	17.0
Materials	15.8	18.2
Industrials	12.7	14.5
Consumer Discretionary	12.1	12.8
Financials	10.4	13.3
Information Technology	8.5	7.7
Health Care	8.2	7.1
Energy	5.2	5.5
Telecommunication Services	0.7	0.8

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
Australia - 5.2%
Coca-Cola Amatil Ltd.	26,816	$ 346,197
CSL Ltd.	25,527	768,921
MAp Group unit	58,681	209,411
Newcrest Mining Ltd.	16,135	570,295
Newcrest Mining Ltd. sponsored ADR	8,107	284,961
OZ Minerals Ltd.	23,905	287,097
QBE Insurance Group Ltd.	11,795	181,577
Woolworths Ltd.	10,289	257,227
WorleyParsons Ltd.	18,798	545,659
TOTAL AUSTRALIA		3,451,345
Austria - 0.8%
Andritz AG	4,500	398,750
Zumtobel AG	7,800	162,672
TOTAL AUSTRIA		561,422
Bailiwick of Guernsey - 0.2%
Resolution Ltd.	31,193	137,953
Bailiwick of Jersey - 1.2%
Informa PLC	26,847	156,467
Randgold Resources Ltd. sponsored ADR	5,835	639,341
TOTAL BAILIWICK OF JERSEY		795,808
Belgium - 3.5%
Anheuser-Busch InBev SA NV	34,391	1,907,468
Umicore SA	9,945	428,232
TOTAL BELGIUM		2,335,700
Bermuda - 1.4%
Lazard Ltd. Class A	9,492	259,511
Li & Fung Ltd.	266,000	512,634
Trinity Ltd.	200,000	181,272
TOTAL BERMUDA		953,417
Brazil - 2.7%
Arezzo Industria e Comercio SA	13,600	179,781
BM&F Bovespa SA	55,500	331,281
BR Malls Participacoes SA	15,500	167,438
Braskem SA Class A sponsored ADR	18,900	340,956
Iguatemi Empresa de Shopping Centers SA	8,700	168,559
Common Stocks - continued
	Shares	Value
Brazil - continued
Itau Unibanco Banco Multiplo SA sponsored ADR	15,830	$ 302,670
Multiplan Empreendimentos Imobiliarios SA	13,300	268,912
TOTAL BRAZIL		1,759,597
Canada - 2.6%
Agnico-Eagle Mines Ltd. (Canada)	7,600	329,662
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,000	417,987
Goldcorp, Inc.	4,900	238,401
Niko Resources Ltd.	5,700	313,519
Open Text Corp. (a)	4,800	293,773
Pan American Silver Corp.	5,000	139,800
TOTAL CANADA		1,733,142
Cayman Islands - 1.3%
NVC Lighting Holdings Ltd.	412,000	178,887
Sands China Ltd. (a)	102,600	308,332
Wynn Macau Ltd.	129,400	362,563
TOTAL CAYMAN ISLANDS		849,782
Chile - 0.4%
Banco Santander Chile sponsored ADR (d)	3,400	277,712
China - 0.5%
Baidu.com, Inc. sponsored ADR (a)	2,580	361,664
Denmark - 2.9%
Novo Nordisk A/S Series B sponsored ADR (d)	13,700	1,456,310
William Demant Holding A/S (a)	5,900	470,749
TOTAL DENMARK		1,927,059
Finland - 1.5%
Metso Corp.	4,600	179,138
Nokian Tyres PLC	12,900	473,979
Outotec Oyj	8,000	373,985
TOTAL FINLAND		1,027,102
France - 4.1%
Alstom SA	16,016	600,659
Danone	15,852	1,103,460
Remy Cointreau SA	3,690	303,332
Safran SA	20,800	681,344
TOTAL FRANCE		2,688,795
Common Stocks - continued
	Shares	Value
Germany - 4.9%
alstria office REIT-AG	13,500	$ 173,562
Bayerische Motoren Werke AG (BMW)	3,422	279,691
Linde AG	9,241	1,470,052
MAN SE	2,427	215,261
Siemens AG sponsored ADR (d)	10,400	1,091,688
TOTAL GERMANY		3,230,254
Hong Kong - 0.9%
Hong Kong Exchanges and Clearing Ltd.	33,700	571,279
India - 0.5%
Bharti Airtel Ltd.	42,571	340,939
Ireland - 1.1%
CRH PLC sponsored ADR (d)	19,800	364,518
James Hardie Industries NV sponsored ADR (a)	11,400	369,702
TOTAL IRELAND		734,220
Israel - 0.2%
Azrieli Group	6,300	162,097
Italy - 1.2%
Fiat Industrial SpA (a)	40,201	350,773
Interpump Group SpA	23,751	152,972
Saipem SpA	6,670	299,072
TOTAL ITALY		802,817
Japan - 7.4%
Autobacs Seven Co. Ltd.	7,500	343,476
Denso Corp.	16,900	519,797
Fanuc Corp.	5,400	873,239
Fast Retailing Co. Ltd.	1,500	269,488
Japan Tobacco, Inc.	41	204,951
Keyence Corp.	2,420	615,269
Kobayashi Pharmaceutical Co. Ltd.	6,000	297,454
Osaka Securities Exchange Co. Ltd.	63	295,260
SHO-BOND Holdings Co. Ltd.	6,600	147,245
Unicharm Corp.	9,800	438,938
USS Co. Ltd.	7,010	579,585
Yamato Kogyo Co. Ltd.	12,900	326,341
TOTAL JAPAN		4,911,043
Mexico - 1.1%
Wal-Mart de Mexico SA de CV Series V	287,100	741,667
Common Stocks - continued
	Shares	Value
Netherlands - 1.4%
ASML Holding NV	17,400	$ 729,582
QIAGEN NV (a)(d)	13,300	183,274
TOTAL NETHERLANDS		912,856
Portugal - 0.9%
Jeronimo Martins SGPS SA	33,075	572,156
South Africa - 1.7%
African Rainbow Minerals Ltd.	14,739	340,641
Clicks Group Ltd.	28,722	150,734
JSE Ltd.	29,300	259,466
Mr Price Group Ltd.	28,700	276,285
MTN Group Ltd.	7,300	127,414
TOTAL SOUTH AFRICA		1,154,540
Spain - 1.3%
Inditex SA	5,827	530,288
Prosegur Compania de Seguridad SA (Reg.)	6,000	299,338
TOTAL SPAIN		829,626
Sweden - 1.9%
Fagerhult AB	6,100	143,622
H&M Hennes & Mauritz AB (B Shares)	21,979	727,852
Swedish Match Co.	10,400	359,878
TOTAL SWEDEN		1,231,352
Switzerland - 9.6%
Nestle SA	55,720	3,231,892
Novartis AG sponsored ADR	4,800	271,056
Roche Holding AG (participation certificate)	7,212	1,189,193
Schindler Holding AG:
(participation certificate)	2,598	305,525
(Reg.)	730	85,931
The Swatch Group AG (Bearer)	2,280	965,470
UBS AG (NY Shares) (a)	26,025	328,436
TOTAL SWITZERLAND		6,377,503
Turkey - 1.6%
Anadolu Efes Biracilik ve Malt Sanayii AS	12,800	155,634
Coca-Cola Icecek AS	23,000	312,173
Tupras-Turkiye Petrol Rafinerileri AS	6,687	151,268
Turkiye Garanti Bankasi AS	125,500	442,879
TOTAL TURKEY		1,061,954
Common Stocks - continued
	Shares	Value
United Kingdom - 18.5%
Anglo American PLC:
ADR	18,300	$ 335,805
(United Kingdom)	4,800	177,044
Babcock International Group PLC	39,300	445,260
BG Group PLC	84,755	1,848,950
BHP Billiton PLC ADR (d)	38,300	2,411,751
GlaxoSmithKline PLC sponsored ADR	11,100	497,169
Imperial Tobacco Group PLC	9,278	339,301
InterContinental Hotel Group PLC ADR	25,155	464,864
Johnson Matthey PLC	15,624	472,127
Reckitt Benckiser Group PLC	13,645	701,766
Rio Tinto PLC sponsored ADR	13,100	708,186
Rolls-Royce Group PLC	53,737	607,099
Rolls-Royce Group PLC Class C	3,707,853	5,963
Rotork PLC	9,700	262,696
SABMiller PLC	19,566	714,751
Serco Group PLC	42,761	357,251
Shaftesbury PLC	20,033	162,374
Standard Chartered PLC (United Kingdom)	41,951	984,323
Tesco PLC	78,253	505,588
Unite Group PLC	48,100	136,763
Victrex PLC	7,600	155,223
TOTAL UNITED KINGDOM		12,294,254
United States of America - 13.3%
Allergan, Inc.	3,400	286,008
Autoliv, Inc. (d)	8,300	479,491
Berkshire Hathaway, Inc. Class B (a)	8,923	694,745
Cymer, Inc. (a)	3,700	160,765
eBay, Inc. (a)	10,536	335,361
Google, Inc. Class A (a)	620	367,437
ION Geophysical Corp. (a)	35,300	268,986
JPMorgan Chase & Co.	6,600	229,416
Juniper Networks, Inc. (a)	23,500	575,045
Lam Research Corp. (a)	5,555	238,809
Martin Marietta Materials, Inc. (d)	2,300	165,991
MasterCard, Inc. Class A	2,600	902,824
Mead Johnson Nutrition Co. Class A	10,100	725,685
Mohawk Industries, Inc. (a)	7,000	368,550
Nuance Communications, Inc. (a)	5,044	133,565
Philip Morris International, Inc.	14,908	1,041,622
ResMed, Inc. (a)	11,300	319,790
Common Stocks - continued
	Shares	Value
United States of America - continued
Solera Holdings, Inc.	3,189	$ 174,215
Union Pacific Corp.	5,700	567,549
Visa, Inc. Class A	8,900	830,014
TOTAL UNITED STATES OF AMERICA		8,865,868
TOTAL COMMON STOCKS (Cost $64,891,214)		63,654,923
Money Market Funds - 13.0%

Fidelity Cash Central Fund, 0.12% (b)	3,244,067	3,244,067
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	5,405,750	5,405,750
TOTAL MONEY MARKET FUNDS (Cost $8,649,817)		8,649,817
TOTAL INVESTMENT PORTFOLIO - 108.8% (Cost $73,541,031)		72,304,740
NET OTHER ASSETS (LIABILITIES) - (8.8)%		(5,864,357)
NET ASSETS - 100%		$ 66,440,383
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 133
Fidelity Securities Lending Cash Central Fund	30,491
Total	$ 30,624
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 12,294,254	$ 12,294,254	$ -	$ -
United States of America	8,865,868	8,865,868	-	-
Switzerland	6,377,503	6,377,503	-	-
Japan	4,911,043	-	4,911,043	-
Australia	3,451,345	284,961	3,166,384	-
Germany	3,230,254	3,230,254	-	-
France	2,688,795	2,688,795	-	-
Belgium	2,335,700	428,232	1,907,468	-
Denmark	1,927,059	1,927,059	-	-
Other	17,573,102	15,117,196	2,455,906	-
Money Market Funds	8,649,817	8,649,817	-	-
Total Investments in Securities:	$ 72,304,740	$ 59,863,939	$ 12,440,801	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $4,617,271 of which $1,819,472 and $2,797,799 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $4,993,707) - See accompanying schedule: Unaffiliated issuers (cost $64,891,214)	$ 63,654,923
Fidelity Central Funds (cost $8,649,817)	8,649,817
Total Investments (cost $73,541,031)		$ 72,304,740
Foreign currency held at value (cost $25)		25
Receivable for fund shares sold		215,605
Dividends receivable		77,337
Distributions receivable from Fidelity Central Funds		1,200
Prepaid expenses		325
Receivable from investment adviser for expense reductions		47,592
Other receivables		8,776
Total assets		72,655,600

Liabilities
Payable to custodian bank	$ 86
Payable for investments purchased	556,492
Payable for fund shares redeemed	129,097
Accrued management fee	43,489
Distribution and service plan fees payable	4,953
Other affiliated payables	18,627
Other payables and accrued expenses	56,723
Collateral on securities loaned, at value	5,405,750
Total liabilities		6,215,217

Net Assets		$ 66,440,383
Net Assets consist of:
Paid in capital		$ 72,102,749
Undistributed net investment income		591,460
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,018,547)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,235,279)
Net Assets		$ 66,440,383

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,352,040 ÷ 784,991 shares)	$ 8.09

Maximum offering price per share (100/94.25 of $8.09)	$ 8.58
Class T: Net Asset Value and redemption price per share ($2,917,485 ÷ 360,874 shares)	$ 8.08

Maximum offering price per share (100/96.50 of $8.08)	$ 8.37
Class B: Net Asset Value and offering price per share ($473,300 ÷ 58,728 shares)A	$ 8.06

Class C: Net Asset Value and offering price per share ($2,767,455 ÷ 344,459 shares)A	$ 8.03

International Growth: Net Asset Value, offering price and redemption price per share ($53,437,349 ÷ 6,578,532 shares)	$ 8.12

Institutional Class: Net Asset Value, offering price and redemption price per share ($492,754 ÷ 60,686 shares)	$ 8.12

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 1,423,446
Interest		1,263
Income from Fidelity Central Funds		30,624
Income before foreign taxes withheld		1,455,333
Less foreign taxes withheld		(88,339)
Total income		1,366,994

Expenses
Management fee Basic fee	$ 410,826
Performance adjustment	56,123
Transfer agent fees	177,014
Distribution and service plan fees	51,133
Accounting and security lending fees	30,647
Custodian fees and expenses	63,389
Independent trustees' compensation	307
Registration fees	81,018
Audit	62,443
Legal	205
Miscellaneous	356
Total expenses before reductions	933,461
Expense reductions	(195,414)	738,047
Net investment income (loss)		628,947
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,846,627
Foreign currency transactions	(28,806)
Total net realized gain (loss)		1,817,821
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,054,664)
Assets and liabilities in foreign currencies	(2,910)
Total change in net unrealized appreciation (depreciation)		(6,057,574)
Net gain (loss)		(4,239,753)
Net increase (decrease) in net assets resulting from operations		$ (3,610,806)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 628,947	$ 244,323
Net realized gain (loss)	1,817,821	1,690,004
Change in net unrealized appreciation (depreciation)	(6,057,574)	3,221,795
Net increase (decrease) in net assets resulting from operations	(3,610,806)	5,156,122
Distributions to shareholders from net investment income	(276,358)	(167,219)
Distributions to shareholders from net realized gain	(48,341)	(78,510)
Total distributions	(324,699)	(245,729)
Share transactions - net increase (decrease)	35,841,228	8,231,990
Redemption fees	7,927	2,560
Total increase (decrease) in net assets	31,913,650	13,144,943

Net Assets
Beginning of period	34,526,733	21,381,790
End of period (including undistributed net investment income of $591,460 and undistributed net investment income of $237,573, respectively)	$ 66,440,383	$ 34,526,733

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.38	$ 7.01	$ 5.46	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.05	.05	.07
Net realized and unrealized gain (loss)	(.31)	1.39	1.55	(4.61)
Total from investment operations	(.23)	1.44	1.60	(4.54)
Distributions from net investment income	(.05)	(.05)	(.05)	-
Distributions from net realized gain	(.01)	(.03)	-	-
Total distributions	(.06)	(.07) I	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-	-
Net asset value, end of period	$ 8.09	$ 8.38	$ 7.01	$ 5.46
Total Return A, B	(2.76)%	20.68%	29.72%	(45.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.77%	2.13%	2.46%	2.88%
Expenses net of fee waivers, if any	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.43%	1.48%	1.47%	1.48%
Net investment income (loss)	.92%	.74%	.85%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,352	$ 3,084	$ 1,452	$ 820
Portfolio turnover rate E	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.38	$ 7.00	$ 5.45	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06	.04	.03	.05
Net realized and unrealized gain (loss)	(.31)	1.39	1.55	(4.60)
Total from investment operations	(.25)	1.43	1.58	(4.55)
Distributions from net investment income	(.04)	(.02)	(.03)	-
Distributions from net realized gain	(.01)	(.03)	-	-
Total distributions	(.05)	(.05)	(.03)	-
Redemption fees added to paid in capital C, H	-	-	-	-
Net asset value, end of period	$ 8.08	$ 8.38	$ 7.00	$ 5.45
Total Return A, B	(3.03)%	20.47%	29.22%	(45.50)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.03%	2.41%	2.67%	3.07%
Expenses net of fee waivers, if any	1.70%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.68%	1.73%	1.73%	1.73%
Net investment income (loss)	.67%	.49%	.59%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,917	$ 1,034	$ 532	$ 507
Portfolio turnover rate E	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.36	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.01	- H	.01	- H
Net realized and unrealized gain (loss)	(.30)	1.38	1.55	(4.58)
Total from investment operations	(.29)	1.38	1.56	(4.58)
Distributions from net investment income	(.01)	-	-	-
Distributions from net realized gain	- H	-	-	-
Total distributions	(.01)	-	-	-
Redemption fees added to paid in capital C, H	-	-	-	-
Net asset value, end of period	$ 8.06	$ 8.36	$ 6.98	$ 5.42
Total Return A, B	(3.47)%	19.77%	28.78%	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.55%	2.87%	3.17%	3.55%
Expenses net of fee waivers, if any	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.23%	2.23%	2.23%
Net investment income (loss)	.17%	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 473	$ 581	$ 328	$ 642
Portfolio turnover rate E	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.34	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.01	- H	.01	- H
Net realized and unrealized gain (loss)	(.31)	1.38	1.55	(4.58)
Total from investment operations	(.30)	1.38	1.56	(4.58)
Distributions from net investment income	(.01)	-	-	-
Distributions from net realized gain	(.01)	(.02)	-	-
Total distributions	(.01) I	(.02)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-
Net asset value, end of period	$ 8.03	$ 8.34	$ 6.98	$ 5.42
Total Return A, B	(3.57)%	19.82%	28.78%	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.52%	2.89%	3.21%	3.52%
Expenses net of fee waivers, if any	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.24%	2.23%	2.23%
Net investment income (loss)	.17%	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,767	$ 1,261	$ 780	$ 684
Portfolio turnover rate E	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.40	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.10	.07	.06	.09
Net realized and unrealized gain (loss)	(.30)	1.39	1.54	(4.60)
Total from investment operations	(.20)	1.46	1.60	(4.51)
Distributions from net investment income	(.07)	(.06)	(.06)	(.01)
Distributions from net realized gain	(.01)	(.03)	-	-
Total distributions	(.08)	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-
Net asset value, end of period	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Total Return A	(2.47)%	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.52%	1.89%	2.19%	2.35%
Expenses net of fee waivers, if any	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.18%	1.23%	1.23%	1.23%
Net investment income (loss)	1.17%	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,437	$ 28,454	$ 18,254	$ 11,884
Portfolio turnover rate D	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.40	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.10	.07	.06	.09
Net realized and unrealized gain (loss)	(.30)	1.39	1.54	(4.60)
Total from investment operations	(.20)	1.46	1.60	(4.51)
Distributions from net investment income	(.07)	(.06)	(.06)	(.01)
Distributions from net realized gain	(.01)	(.03)	-	-
Total distributions	(.08)	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-
Net asset value, end of period	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Total Return A	(2.47)%	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.50%	1.92%	2.01%	2.56%
Expenses net of fee waivers, if any	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.18%	1.23%	1.23%	1.23%
Net investment income (loss)	1.17%	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 493	$ 113	$ 36	$ 521
Portfolio turnover rate D	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,011,207
Gross unrealized depreciation	(5,680,632)
Net unrealized appreciation (depreciation) on securities and other investments	$ (1,669,425)

Tax Cost	$ 73,974,165

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 623,318
Capital loss carryforward	$ (4,617,271)
Net unrealized appreciation (depreciation)	$ (1,668,413)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 324,699	$ 245,729

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $72,616,731 and $38,664,366, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in November 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,491	$ 190
Class T	.25%	.25%	10,239	1
Class B	.75%	.25%	5,882	4,518
Class C	.75%	.25%	22,521	7,930
			$ 51,133	$ 12,639

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,797
Class T	1,892
Class B*	695
Class C*	351
$ 10,735

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 15,298.31
Class T	6,766.33
Class B	1,802.31
Class C	6,897.31
International Growth	144,927.30
Institutional Class	1,324.29
	$ 177,014

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $670 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $165 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $30,491. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2012. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.45%	$ 15,994
Class T	1.70%	6,877
Class B	2.20%	2,026
Class C	2.20%	7,234
International Growth	1.20%	151,732
Institutional Class	1.20%	1,375
		$ 185,238

In addition, FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $286.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $9,776 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $114.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 19,878	$ 10,514
Class T	5,087	1,819
Class B	545	-
Class C	1,547	-
International Growth	247,117	154,599
Institutional Class	2,184	287
Total	$ 276,358	$ 167,219
From net realized gain
Class A	$ 4,255	$ 5,713
Class T	1,455	2,067
Class B	211	-
Class C	826	2,797
International Growth	41,245	67,807
Institutional Class	349	126
Total	$ 48,341	$ 78,510

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	547,911	247,866	$ 4,762,829	$ 1,869,390
Reinvestment of distributions	2,679	2,011	22,867	14,999
Shares redeemed	(133,581)	(88,980)	(1,142,023)	(650,197)
Net increase (decrease)	417,009	160,897	$ 3,643,673	$ 1,234,192
Class T
Shares sold	292,221	73,695	$ 2,542,402	$ 554,529
Reinvestment of distributions	762	513	6,516	3,840
Shares redeemed	(55,432)	(26,780)	(470,382)	(194,364)
Net increase (decrease)	237,551	47,428	$ 2,078,536	$ 364,005
Class B
Shares sold	22,762	37,806	$ 193,446	$ 276,981
Reinvestment of distributions	78	-	670	-
Shares redeemed	(33,639)	(15,339)	(282,311)	(113,063)
Net increase (decrease)	(10,799)	22,467	$ (88,195)	$ 163,918
Class C
Shares sold	258,483	110,505	$ 2,202,762	$ 831,229
Reinvestment of distributions	274	369	2,357	2,760
Shares redeemed	(65,559)	(71,336)	(555,739)	(504,821)
Net increase (decrease)	193,198	39,538	$ 1,649,380	$ 329,168
International Growth
Shares sold	5,799,026	1,971,246	$ 50,047,832	$ 14,829,454
Reinvestment of distributions	33,184	28,518	283,553	212,744
Shares redeemed	(2,639,092)	(1,213,664)	(22,190,157)	(8,965,012)
Net increase (decrease)	3,193,118	786,100	$ 28,141,228	$ 6,077,186
Institutional Class
Shares sold	76,126	11,311	$ 670,433	$ 86,413
Reinvestment of distributions	292	55	2,491	412
Shares redeemed	(29,187)	(3,097)	(256,318)	(23,304)
Net increase (decrease)	47,231	8,269	$ 416,606	$ 63,521

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 9, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/05/11	12/02/11	$.063	$.006

Class T	12/05/11	12/02/11	$.051	$.006

Class B	12/05/11	12/02/11	$-	$-

Class C	12/05/11	12/02/11	$.007	$.006

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/06/2010	$0.059	$0.008
	12/31/2010	$0.008	$0.000
Class T	12/06/2010	$0.047	$0.008
	12/31/2010	0.008	$0.000
Class B	12/06/2010	$0.010	$0.008
	12/31/2010	$0.008	$0.000
Class C	12/06/2010	$0.012	$0.008
	12/31/2010	$0.008	$0.000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts, considered by the Board show, over the one- and three-year periods ended December 31, 2010, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the second quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and the retail class ranked below its competitive median for 2010, the total expense ratio of Class C ranked equal to its competitive median for 2010, and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AIGF-UANN-1211
1.853348.103

(Fidelity Logo)

Fidelity Advisor®

International Growth

Fund - Institutional Class

Annual Report

October 31, 2011

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
International Growth Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fund A
Institutional Class	-2.47%	-4.28%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Institutional Class on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Growth Fund: For the year, the fund's Institutional Class shares fell 2.47%, versus a 2.69% decline in the MSCI® EAFE® (Europe, Australasia, Far East) Growth Index. Stock selection in continental Europe and Japan was helpful, while an out-of-benchmark stake in the U.S. also contributed. However, my choices within non-index emerging markets were poor, notably Brazil and Turkey, while picks in the U.K., Canada and Australia further detracted. From a sector view, positioning in information technology, consumer discretionary and financials added value. In contrast, picks in health care equipment/services, capital goods and the food/beverage/tobacco segment of consumer staples notably detracted. On an individual security basis, lacking a position in weak-performing U.K.-based bank and benchmark component Lloyds Banking Group helped, as did out-of-benchmark stakes in U.S.-based credit card processor MasterCard and baby food maker Mead Johnson Nutrition. Conversely, not owning index constituent British American Tobacco hurt. I chose to own Philip Morris International instead - another of the fund's contributors. Non-index holdings in Turkish bank Turkiye Garanti Bankasi and Canadian energy company Niko Resources also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.45%
Actual		$ 1,000.00	$ 861.60	$ 6.80
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 860.50	$ 7.97
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 858.40	$ 10.31
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 857.90	$ 10.30
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
International Growth	1.20%
Actual		$ 1,000.00	$ 862.90	$ 5.63
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Institutional Class	1.20%
Actual		$ 1,000.00	$ 862.90	$ 5.63
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom 18.5%
United States of America 17.5%
Switzerland 9.6%
Japan 7.4%
Australia 5.2%
Germany 4.9%
France 4.1%
Belgium 3.5%
Denmark 2.9%
Other 26.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom 20.2%
United States of America 13.6%
Switzerland 9.2%
Japan 7.5%
Germany 5.5%
Australia 5.2%
Belgium 3.5%
France 3.4%
Brazil 3.0%
Other 28.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	95.8	97.9
Short-Term Investments and Net Other Assets	4.2	2.1
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	4.9	4.6
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	3.6	4.4
Anheuser-Busch InBev SA NV (Belgium, Beverages)	2.9	2.8
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.8	2.4
Linde AG (Germany, Chemicals)	2.2	1.9
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	2.2	2.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.2
Danone (France, Food Products)	1.7	0.8
Siemens AG sponsored ADR (Germany, Industrial Conglomerates)	1.7	2.1
Philip Morris International, Inc. (United States of America, Tobacco)	1.6	0.7
	25.4
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	22.2	17.0
Materials	15.8	18.2
Industrials	12.7	14.5
Consumer Discretionary	12.1	12.8
Financials	10.4	13.3
Information Technology	8.5	7.7
Health Care	8.2	7.1
Energy	5.2	5.5
Telecommunication Services	0.7	0.8

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
Australia - 5.2%
Coca-Cola Amatil Ltd.	26,816	$ 346,197
CSL Ltd.	25,527	768,921
MAp Group unit	58,681	209,411
Newcrest Mining Ltd.	16,135	570,295
Newcrest Mining Ltd. sponsored ADR	8,107	284,961
OZ Minerals Ltd.	23,905	287,097
QBE Insurance Group Ltd.	11,795	181,577
Woolworths Ltd.	10,289	257,227
WorleyParsons Ltd.	18,798	545,659
TOTAL AUSTRALIA		3,451,345
Austria - 0.8%
Andritz AG	4,500	398,750
Zumtobel AG	7,800	162,672
TOTAL AUSTRIA		561,422
Bailiwick of Guernsey - 0.2%
Resolution Ltd.	31,193	137,953
Bailiwick of Jersey - 1.2%
Informa PLC	26,847	156,467
Randgold Resources Ltd. sponsored ADR	5,835	639,341
TOTAL BAILIWICK OF JERSEY		795,808
Belgium - 3.5%
Anheuser-Busch InBev SA NV	34,391	1,907,468
Umicore SA	9,945	428,232
TOTAL BELGIUM		2,335,700
Bermuda - 1.4%
Lazard Ltd. Class A	9,492	259,511
Li & Fung Ltd.	266,000	512,634
Trinity Ltd.	200,000	181,272
TOTAL BERMUDA		953,417
Brazil - 2.7%
Arezzo Industria e Comercio SA	13,600	179,781
BM&F Bovespa SA	55,500	331,281
BR Malls Participacoes SA	15,500	167,438
Braskem SA Class A sponsored ADR	18,900	340,956
Iguatemi Empresa de Shopping Centers SA	8,700	168,559
Common Stocks - continued
	Shares	Value
Brazil - continued
Itau Unibanco Banco Multiplo SA sponsored ADR	15,830	$ 302,670
Multiplan Empreendimentos Imobiliarios SA	13,300	268,912
TOTAL BRAZIL		1,759,597
Canada - 2.6%
Agnico-Eagle Mines Ltd. (Canada)	7,600	329,662
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,000	417,987
Goldcorp, Inc.	4,900	238,401
Niko Resources Ltd.	5,700	313,519
Open Text Corp. (a)	4,800	293,773
Pan American Silver Corp.	5,000	139,800
TOTAL CANADA		1,733,142
Cayman Islands - 1.3%
NVC Lighting Holdings Ltd.	412,000	178,887
Sands China Ltd. (a)	102,600	308,332
Wynn Macau Ltd.	129,400	362,563
TOTAL CAYMAN ISLANDS		849,782
Chile - 0.4%
Banco Santander Chile sponsored ADR (d)	3,400	277,712
China - 0.5%
Baidu.com, Inc. sponsored ADR (a)	2,580	361,664
Denmark - 2.9%
Novo Nordisk A/S Series B sponsored ADR (d)	13,700	1,456,310
William Demant Holding A/S (a)	5,900	470,749
TOTAL DENMARK		1,927,059
Finland - 1.5%
Metso Corp.	4,600	179,138
Nokian Tyres PLC	12,900	473,979
Outotec Oyj	8,000	373,985
TOTAL FINLAND		1,027,102
France - 4.1%
Alstom SA	16,016	600,659
Danone	15,852	1,103,460
Remy Cointreau SA	3,690	303,332
Safran SA	20,800	681,344
TOTAL FRANCE		2,688,795
Common Stocks - continued
	Shares	Value
Germany - 4.9%
alstria office REIT-AG	13,500	$ 173,562
Bayerische Motoren Werke AG (BMW)	3,422	279,691
Linde AG	9,241	1,470,052
MAN SE	2,427	215,261
Siemens AG sponsored ADR (d)	10,400	1,091,688
TOTAL GERMANY		3,230,254
Hong Kong - 0.9%
Hong Kong Exchanges and Clearing Ltd.	33,700	571,279
India - 0.5%
Bharti Airtel Ltd.	42,571	340,939
Ireland - 1.1%
CRH PLC sponsored ADR (d)	19,800	364,518
James Hardie Industries NV sponsored ADR (a)	11,400	369,702
TOTAL IRELAND		734,220
Israel - 0.2%
Azrieli Group	6,300	162,097
Italy - 1.2%
Fiat Industrial SpA (a)	40,201	350,773
Interpump Group SpA	23,751	152,972
Saipem SpA	6,670	299,072
TOTAL ITALY		802,817
Japan - 7.4%
Autobacs Seven Co. Ltd.	7,500	343,476
Denso Corp.	16,900	519,797
Fanuc Corp.	5,400	873,239
Fast Retailing Co. Ltd.	1,500	269,488
Japan Tobacco, Inc.	41	204,951
Keyence Corp.	2,420	615,269
Kobayashi Pharmaceutical Co. Ltd.	6,000	297,454
Osaka Securities Exchange Co. Ltd.	63	295,260
SHO-BOND Holdings Co. Ltd.	6,600	147,245
Unicharm Corp.	9,800	438,938
USS Co. Ltd.	7,010	579,585
Yamato Kogyo Co. Ltd.	12,900	326,341
TOTAL JAPAN		4,911,043
Mexico - 1.1%
Wal-Mart de Mexico SA de CV Series V	287,100	741,667
Common Stocks - continued
	Shares	Value
Netherlands - 1.4%
ASML Holding NV	17,400	$ 729,582
QIAGEN NV (a)(d)	13,300	183,274
TOTAL NETHERLANDS		912,856
Portugal - 0.9%
Jeronimo Martins SGPS SA	33,075	572,156
South Africa - 1.7%
African Rainbow Minerals Ltd.	14,739	340,641
Clicks Group Ltd.	28,722	150,734
JSE Ltd.	29,300	259,466
Mr Price Group Ltd.	28,700	276,285
MTN Group Ltd.	7,300	127,414
TOTAL SOUTH AFRICA		1,154,540
Spain - 1.3%
Inditex SA	5,827	530,288
Prosegur Compania de Seguridad SA (Reg.)	6,000	299,338
TOTAL SPAIN		829,626
Sweden - 1.9%
Fagerhult AB	6,100	143,622
H&M Hennes & Mauritz AB (B Shares)	21,979	727,852
Swedish Match Co.	10,400	359,878
TOTAL SWEDEN		1,231,352
Switzerland - 9.6%
Nestle SA	55,720	3,231,892
Novartis AG sponsored ADR	4,800	271,056
Roche Holding AG (participation certificate)	7,212	1,189,193
Schindler Holding AG:
(participation certificate)	2,598	305,525
(Reg.)	730	85,931
The Swatch Group AG (Bearer)	2,280	965,470
UBS AG (NY Shares) (a)	26,025	328,436
TOTAL SWITZERLAND		6,377,503
Turkey - 1.6%
Anadolu Efes Biracilik ve Malt Sanayii AS	12,800	155,634
Coca-Cola Icecek AS	23,000	312,173
Tupras-Turkiye Petrol Rafinerileri AS	6,687	151,268
Turkiye Garanti Bankasi AS	125,500	442,879
TOTAL TURKEY		1,061,954
Common Stocks - continued
	Shares	Value
United Kingdom - 18.5%
Anglo American PLC:
ADR	18,300	$ 335,805
(United Kingdom)	4,800	177,044
Babcock International Group PLC	39,300	445,260
BG Group PLC	84,755	1,848,950
BHP Billiton PLC ADR (d)	38,300	2,411,751
GlaxoSmithKline PLC sponsored ADR	11,100	497,169
Imperial Tobacco Group PLC	9,278	339,301
InterContinental Hotel Group PLC ADR	25,155	464,864
Johnson Matthey PLC	15,624	472,127
Reckitt Benckiser Group PLC	13,645	701,766
Rio Tinto PLC sponsored ADR	13,100	708,186
Rolls-Royce Group PLC	53,737	607,099
Rolls-Royce Group PLC Class C	3,707,853	5,963
Rotork PLC	9,700	262,696
SABMiller PLC	19,566	714,751
Serco Group PLC	42,761	357,251
Shaftesbury PLC	20,033	162,374
Standard Chartered PLC (United Kingdom)	41,951	984,323
Tesco PLC	78,253	505,588
Unite Group PLC	48,100	136,763
Victrex PLC	7,600	155,223
TOTAL UNITED KINGDOM		12,294,254
United States of America - 13.3%
Allergan, Inc.	3,400	286,008
Autoliv, Inc. (d)	8,300	479,491
Berkshire Hathaway, Inc. Class B (a)	8,923	694,745
Cymer, Inc. (a)	3,700	160,765
eBay, Inc. (a)	10,536	335,361
Google, Inc. Class A (a)	620	367,437
ION Geophysical Corp. (a)	35,300	268,986
JPMorgan Chase & Co.	6,600	229,416
Juniper Networks, Inc. (a)	23,500	575,045
Lam Research Corp. (a)	5,555	238,809
Martin Marietta Materials, Inc. (d)	2,300	165,991
MasterCard, Inc. Class A	2,600	902,824
Mead Johnson Nutrition Co. Class A	10,100	725,685
Mohawk Industries, Inc. (a)	7,000	368,550
Nuance Communications, Inc. (a)	5,044	133,565
Philip Morris International, Inc.	14,908	1,041,622
ResMed, Inc. (a)	11,300	319,790
Common Stocks - continued
	Shares	Value
United States of America - continued
Solera Holdings, Inc.	3,189	$ 174,215
Union Pacific Corp.	5,700	567,549
Visa, Inc. Class A	8,900	830,014
TOTAL UNITED STATES OF AMERICA		8,865,868
TOTAL COMMON STOCKS (Cost $64,891,214)		63,654,923
Money Market Funds - 13.0%

Fidelity Cash Central Fund, 0.12% (b)	3,244,067	3,244,067
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	5,405,750	5,405,750
TOTAL MONEY MARKET FUNDS (Cost $8,649,817)		8,649,817
TOTAL INVESTMENT PORTFOLIO - 108.8% (Cost $73,541,031)		72,304,740
NET OTHER ASSETS (LIABILITIES) - (8.8)%		(5,864,357)
NET ASSETS - 100%		$ 66,440,383
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 133
Fidelity Securities Lending Cash Central Fund	30,491
Total	$ 30,624
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 12,294,254	$ 12,294,254	$ -	$ -
United States of America	8,865,868	8,865,868	-	-
Switzerland	6,377,503	6,377,503	-	-
Japan	4,911,043	-	4,911,043	-
Australia	3,451,345	284,961	3,166,384	-
Germany	3,230,254	3,230,254	-	-
France	2,688,795	2,688,795	-	-
Belgium	2,335,700	428,232	1,907,468	-
Denmark	1,927,059	1,927,059	-	-
Other	17,573,102	15,117,196	2,455,906	-
Money Market Funds	8,649,817	8,649,817	-	-
Total Investments in Securities:	$ 72,304,740	$ 59,863,939	$ 12,440,801	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $4,617,271 of which $1,819,472 and $2,797,799 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $4,993,707) - See accompanying schedule: Unaffiliated issuers (cost $64,891,214)	$ 63,654,923
Fidelity Central Funds (cost $8,649,817)	8,649,817
Total Investments (cost $73,541,031)		$ 72,304,740
Foreign currency held at value (cost $25)		25
Receivable for fund shares sold		215,605
Dividends receivable		77,337
Distributions receivable from Fidelity Central Funds		1,200
Prepaid expenses		325
Receivable from investment adviser for expense reductions		47,592
Other receivables		8,776
Total assets		72,655,600

Liabilities
Payable to custodian bank	$ 86
Payable for investments purchased	556,492
Payable for fund shares redeemed	129,097
Accrued management fee	43,489
Distribution and service plan fees payable	4,953
Other affiliated payables	18,627
Other payables and accrued expenses	56,723
Collateral on securities loaned, at value	5,405,750
Total liabilities		6,215,217

Net Assets		$ 66,440,383
Net Assets consist of:
Paid in capital		$ 72,102,749
Undistributed net investment income		591,460
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,018,547)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,235,279)
Net Assets		$ 66,440,383

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,352,040 ÷ 784,991 shares)	$ 8.09

Maximum offering price per share (100/94.25 of $8.09)	$ 8.58
Class T: Net Asset Value and redemption price per share ($2,917,485 ÷ 360,874 shares)	$ 8.08

Maximum offering price per share (100/96.50 of $8.08)	$ 8.37
Class B: Net Asset Value and offering price per share ($473,300 ÷ 58,728 shares)A	$ 8.06

Class C: Net Asset Value and offering price per share ($2,767,455 ÷ 344,459 shares)A	$ 8.03

International Growth: Net Asset Value, offering price and redemption price per share ($53,437,349 ÷ 6,578,532 shares)	$ 8.12

Institutional Class: Net Asset Value, offering price and redemption price per share ($492,754 ÷ 60,686 shares)	$ 8.12

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 1,423,446
Interest		1,263
Income from Fidelity Central Funds		30,624
Income before foreign taxes withheld		1,455,333
Less foreign taxes withheld		(88,339)
Total income		1,366,994

Expenses
Management fee Basic fee	$ 410,826
Performance adjustment	56,123
Transfer agent fees	177,014
Distribution and service plan fees	51,133
Accounting and security lending fees	30,647
Custodian fees and expenses	63,389
Independent trustees' compensation	307
Registration fees	81,018
Audit	62,443
Legal	205
Miscellaneous	356
Total expenses before reductions	933,461
Expense reductions	(195,414)	738,047
Net investment income (loss)		628,947
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,846,627
Foreign currency transactions	(28,806)
Total net realized gain (loss)		1,817,821
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,054,664)
Assets and liabilities in foreign currencies	(2,910)
Total change in net unrealized appreciation (depreciation)		(6,057,574)
Net gain (loss)		(4,239,753)
Net increase (decrease) in net assets resulting from operations		$ (3,610,806)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 628,947	$ 244,323
Net realized gain (loss)	1,817,821	1,690,004
Change in net unrealized appreciation (depreciation)	(6,057,574)	3,221,795
Net increase (decrease) in net assets resulting from operations	(3,610,806)	5,156,122
Distributions to shareholders from net investment income	(276,358)	(167,219)
Distributions to shareholders from net realized gain	(48,341)	(78,510)
Total distributions	(324,699)	(245,729)
Share transactions - net increase (decrease)	35,841,228	8,231,990
Redemption fees	7,927	2,560
Total increase (decrease) in net assets	31,913,650	13,144,943

Net Assets
Beginning of period	34,526,733	21,381,790
End of period (including undistributed net investment income of $591,460 and undistributed net investment income of $237,573, respectively)	$ 66,440,383	$ 34,526,733

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.38	$ 7.01	$ 5.46	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.08	.05	.05	.07
Net realized and unrealized gain (loss)	(.31)	1.39	1.55	(4.61)
Total from investment operations	(.23)	1.44	1.60	(4.54)
Distributions from net investment income	(.05)	(.05)	(.05)	-
Distributions from net realized gain	(.01)	(.03)	-	-
Total distributions	(.06)	(.07) I	(.05)	-
Redemption fees added to paid in capital C, H	-	-	-	-
Net asset value, end of period	$ 8.09	$ 8.38	$ 7.01	$ 5.46
Total Return A, B	(2.76)%	20.68%	29.72%	(45.40)%
Ratios to Average Net Assets D, G
Expenses before reductions	1.77%	2.13%	2.46%	2.88%
Expenses net of fee waivers, if any	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.43%	1.48%	1.47%	1.48%
Net investment income (loss)	.92%	.74%	.85%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,352	$ 3,084	$ 1,452	$ 820
Portfolio turnover rate E	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.07 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.38	$ 7.00	$ 5.45	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.06	.04	.03	.05
Net realized and unrealized gain (loss)	(.31)	1.39	1.55	(4.60)
Total from investment operations	(.25)	1.43	1.58	(4.55)
Distributions from net investment income	(.04)	(.02)	(.03)	-
Distributions from net realized gain	(.01)	(.03)	-	-
Total distributions	(.05)	(.05)	(.03)	-
Redemption fees added to paid in capital C, H	-	-	-	-
Net asset value, end of period	$ 8.08	$ 8.38	$ 7.00	$ 5.45
Total Return A, B	(3.03)%	20.47%	29.22%	(45.50)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.03%	2.41%	2.67%	3.07%
Expenses net of fee waivers, if any	1.70%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.68%	1.73%	1.73%	1.73%
Net investment income (loss)	.67%	.49%	.59%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,917	$ 1,034	$ 532	$ 507
Portfolio turnover rate E	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.36	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.01	- H	.01	- H
Net realized and unrealized gain (loss)	(.30)	1.38	1.55	(4.58)
Total from investment operations	(.29)	1.38	1.56	(4.58)
Distributions from net investment income	(.01)	-	-	-
Distributions from net realized gain	- H	-	-	-
Total distributions	(.01)	-	-	-
Redemption fees added to paid in capital C, H	-	-	-	-
Net asset value, end of period	$ 8.06	$ 8.36	$ 6.98	$ 5.42
Total Return A, B	(3.47)%	19.77%	28.78%	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.55%	2.87%	3.17%	3.55%
Expenses net of fee waivers, if any	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.23%	2.23%	2.23%
Net investment income (loss)	.17%	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 473	$ 581	$ 328	$ 642
Portfolio turnover rate E	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.34	$ 6.98	$ 5.42	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.01	- H	.01	- H
Net realized and unrealized gain (loss)	(.31)	1.38	1.55	(4.58)
Total from investment operations	(.30)	1.38	1.56	(4.58)
Distributions from net investment income	(.01)	-	-	-
Distributions from net realized gain	(.01)	(.02)	-	-
Total distributions	(.01) I	(.02)	-	-
Redemption fees added to paid in capital C, H	-	-	-	-
Net asset value, end of period	$ 8.03	$ 8.34	$ 6.98	$ 5.42
Total Return A, B	(3.57)%	19.82%	28.78%	(45.80)%
Ratios to Average Net Assets D, G
Expenses before reductions	2.52%	2.89%	3.21%	3.52%
Expenses net of fee waivers, if any	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.18%	2.24%	2.23%	2.23%
Net investment income (loss)	.17%	(.01)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,767	$ 1,261	$ 780	$ 684
Portfolio turnover rate E	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.008 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Growth

Years ended October 31,	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.40	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.10	.07	.06	.09
Net realized and unrealized gain (loss)	(.30)	1.39	1.54	(4.60)
Total from investment operations	(.20)	1.46	1.60	(4.51)
Distributions from net investment income	(.07)	(.06)	(.06)	(.01)
Distributions from net realized gain	(.01)	(.03)	-	-
Total distributions	(.08)	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-
Net asset value, end of period	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Total Return A	(2.47)%	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.52%	1.89%	2.19%	2.35%
Expenses net of fee waivers, if any	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.18%	1.23%	1.23%	1.23%
Net investment income (loss)	1.17%	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,437	$ 28,454	$ 18,254	$ 11,884
Portfolio turnover rate D	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.40	$ 7.02	$ 5.48	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.10	.07	.06	.09
Net realized and unrealized gain (loss)	(.30)	1.39	1.54	(4.60)
Total from investment operations	(.20)	1.46	1.60	(4.51)
Distributions from net investment income	(.07)	(.06)	(.06)	(.01)
Distributions from net realized gain	(.01)	(.03)	-	-
Total distributions	(.08)	(.08) H	(.06)	(.01)
Redemption fees added to paid in capital B, G	-	-	-	-
Net asset value, end of period	$ 8.12	$ 8.40	$ 7.02	$ 5.48
Total Return A	(2.47)%	20.97%	29.77%	(45.17)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.50%	1.92%	2.01%	2.56%
Expenses net of fee waivers, if any	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.18%	1.23%	1.23%	1.23%
Net investment income (loss)	1.17%	.99%	1.09%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 493	$ 113	$ 36	$ 521
Portfolio turnover rate D	68%	87%	116%	115%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.08 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,011,207
Gross unrealized depreciation	(5,680,632)
Net unrealized appreciation (depreciation) on securities and other investments	$ (1,669,425)

Tax Cost	$ 73,974,165

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 623,318
Capital loss carryforward	$ (4,617,271)
Net unrealized appreciation (depreciation)	$ (1,668,413)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 324,699	$ 245,729

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $72,616,731 and $38,664,366, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to an appropriate benchmark index. The Fund's performance adjustment took effect in November 2008. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,491	$ 190
Class T	.25%	.25%	10,239	1
Class B	.75%	.25%	5,882	4,518
Class C	.75%	.25%	22,521	7,930
			$ 51,133	$ 12,639

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 7,797
Class T	1,892
Class B*	695
Class C*	351
$ 10,735

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 15,298.31
Class T	6,766.33
Class B	1,802.31
Class C	6,897.31
International Growth	144,927.30
Institutional Class	1,324.29
	$ 177,014

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $670 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $165 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $30,491. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2012. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.45%	$ 15,994
Class T	1.70%	6,877
Class B	2.20%	2,026
Class C	2.20%	7,234
International Growth	1.20%	151,732
Institutional Class	1.20%	1,375
		$ 185,238

In addition, FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $286.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $9,776 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $114.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 19,878	$ 10,514
Class T	5,087	1,819
Class B	545	-
Class C	1,547	-
International Growth	247,117	154,599
Institutional Class	2,184	287
Total	$ 276,358	$ 167,219
From net realized gain
Class A	$ 4,255	$ 5,713
Class T	1,455	2,067
Class B	211	-
Class C	826	2,797
International Growth	41,245	67,807
Institutional Class	349	126
Total	$ 48,341	$ 78,510

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	547,911	247,866	$ 4,762,829	$ 1,869,390
Reinvestment of distributions	2,679	2,011	22,867	14,999
Shares redeemed	(133,581)	(88,980)	(1,142,023)	(650,197)
Net increase (decrease)	417,009	160,897	$ 3,643,673	$ 1,234,192
Class T
Shares sold	292,221	73,695	$ 2,542,402	$ 554,529
Reinvestment of distributions	762	513	6,516	3,840
Shares redeemed	(55,432)	(26,780)	(470,382)	(194,364)
Net increase (decrease)	237,551	47,428	$ 2,078,536	$ 364,005
Class B
Shares sold	22,762	37,806	$ 193,446	$ 276,981
Reinvestment of distributions	78	-	670	-
Shares redeemed	(33,639)	(15,339)	(282,311)	(113,063)
Net increase (decrease)	(10,799)	22,467	$ (88,195)	$ 163,918
Class C
Shares sold	258,483	110,505	$ 2,202,762	$ 831,229
Reinvestment of distributions	274	369	2,357	2,760
Shares redeemed	(65,559)	(71,336)	(555,739)	(504,821)
Net increase (decrease)	193,198	39,538	$ 1,649,380	$ 329,168
International Growth
Shares sold	5,799,026	1,971,246	$ 50,047,832	$ 14,829,454
Reinvestment of distributions	33,184	28,518	283,553	212,744
Shares redeemed	(2,639,092)	(1,213,664)	(22,190,157)	(8,965,012)
Net increase (decrease)	3,193,118	786,100	$ 28,141,228	$ 6,077,186
Institutional Class
Shares sold	76,126	11,311	$ 670,433	$ 86,413
Reinvestment of distributions	292	55	2,491	412
Shares redeemed	(29,187)	(3,097)	(256,318)	(23,304)
Net increase (decrease)	47,231	8,269	$ 416,606	$ 63,521

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 9, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/05/11	12/02/11	$.079	$.006

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/06/2010	$0.072	$0.008
	12/31/2010	$0.008	$0.000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts, considered by the Board show, over the one- and three-year periods ended December 31, 2010, the cumulative total returns of the retail class and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of the retail class and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the second quartile for all the periods shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and the retail class ranked below its competitive median for 2010, the total expense ratio of Class C ranked equal to its competitive median for 2010, and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AIGFI-UANN-1211
1.853341.103

Fidelity®

International Small Cap

Fund

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Life of class A
Fidelity® International Small Cap Fund	-3.65%	1.17%	15.22%

A From September 18, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Fund, a class of the fund, on September 18, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Colin Stone, Dale Nicholls and Nicholas Price, Co-Portfolio Managers of Fidelity® International Small Cap Fund: For the year, the fund's Retail Class shares returned -3.65%, lagging the -2.39% mark of the MSCI® EAFE® (Europe, Australasia, Far East) Small Cap Index. Positioning in energy and industrials meaningfully detracted. By contrast, our stakes in health care and financials notably contributed. Geographically, our picks in the U.K. and an overweighting in China hurt, while security selection in Europe, Japan and elsewhere in Asia-Pacific helped. The Europe/Middle East/Africa subportfolio had the weakest performance. U.K. energy firm Aurelian Oil & Gas detracted, while Irish biopharmaceutical firm Elan added value. The Asia-Pacific ex Japan subportfolio finished about even with its benchmark's modest loss. Sino Prosper State Gold Resources Holdings detracted, and Singapore-based consumer electronics firm Pertama Holdings helped. The Japanese subportfolio beat its benchmark's roughly 9% gain. Online advertising firm CyberAgent contributed, and electronic components maker Mitsumi Electric - which we sold - hurt. Elan, Sino Prosper and Pertama were not in the index.

Note to shareholders: Nicholas Price became Co-Portfolio Manager on November 1, 2011.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.55%
Actual		$ 1,000.00	$ 831.30	$ 7.15
HypotheticalA		$ 1,000.00	$ 1,017.39	$ 7.88
Class T	1.81%
Actual		$ 1,000.00	$ 830.40	$ 8.35
HypotheticalA		$ 1,000.00	$ 1,016.08	$ 9.20
Class B	2.30%
Actual		$ 1,000.00	$ 828.30	$ 10.60
HypotheticalA		$ 1,000.00	$ 1,013.61	$ 11.67
Class C	2.27%
Actual		$ 1,000.00	$ 828.30	$ 10.46
HypotheticalA		$ 1,000.00	$ 1,013.76	$ 11.52
International Small Cap	1.25%
Actual		$ 1,000.00	$ 832.50	$ 5.77
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Institutional Class	1.21%
Actual		$ 1,000.00	$ 832.90	$ 5.59
HypotheticalA		$ 1,000.00	$ 1,019.11	$ 6.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Japan 27.8%
United Kingdom 18.2%
Germany 8.5%
Australia 7.5%
France 5.1%
Ireland 3.2%
Bermuda 2.9%
Cayman Islands 2.5%
Singapore 2.3%
Other 22.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Japan 22.0%
United Kingdom 18.1%
Germany 10.2%
Australia 6.8%
France 6.7%
United States of America 3.7%
Bermuda 3.1%
Cayman Islands 2.6%
Norway 2.4%
Other 24.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.5	96.7
Bonds	0.1	0.2
Short-Term Investments and Net Other Assets	1.4	3.1
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Pertama Holdings Ltd. (Singapore, Specialty Retail)	1.3	0.7
London Mining PLC (United Kingdom, Metals & Mining)	1.0	1.0
Paddy Power PLC (Ireland) (Ireland, Hotels, Restaurants & Leisure)	0.9	0.1
Kenmare Resources PLC (Ireland, Metals & Mining)	0.9	0.9
Elan Corp. PLC (Ireland, Pharmaceuticals)	0.9	0.8
Tiger Resources Ltd. (Australia, Metals & Mining)	0.9	0.9
Ipsos SA (France, Media)	0.9	0.8
Asahi Intecc Co. Ltd. (Japan, Health Care Equipment & Supplies)	0.9	0.6
CTS Eventim AG (Germany, Media)	0.9	0.7
Lanxess AG (Germany, Chemicals)	0.9	1.0
	9.5
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.0	17.3
Industrials	17.7	18.4
Information Technology	15.0	14.9
Materials	13.6	13.8
Financials	11.3	12.4
Health Care	9.7	8.3
Energy	5.7	6.6
Consumer Staples	2.7	2.3
Telecommunication Services	1.3	2.3
Utilities	0.3	0.6

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Australia - 7.5%
Atlas Iron Ltd.	610,639	$ 1,980,723
Ausgold Ltd. (a)(e)	1,220,000	1,528,690
Austal Ltd.	848,401	2,017,722
Beach Energy Ltd.	575,255	707,059
Blackgold International Holdings Ltd.	1,950,000	447,192
carsales.com Ltd. (e)	430,178	2,224,021
Centamin Egypt Ltd. (United Kingdom) (a)	2,018,614	3,564,476
Dart Energy Ltd. (a)	3,642,982	2,344,864
DUET Group	917,947	1,599,925
Goodman Group unit	1,506,880	979,326
Horizon Oil Ltd. (a)	2,028,276	504,048
Iluka Resources Ltd.	130,860	2,175,715
Imdex Ltd.	595,564	1,300,593
Industrea Ltd.	870,384	1,167,628
Iress Market Technology Ltd.	140,627	1,120,793
Ironbark Zinc Ltd. (a)	2,305,831	726,992
Karoon Gas Australia Ltd. (a)	160,153	739,131
Kingsgate Consolidated NL	141,376	1,114,722
Linc Energy Ltd.	508,182	1,091,028
MAp Group unit	169,101	603,458
Medusa Mining Ltd.	239,743	1,685,456
Mesoblast Ltd. (a)(e)	252,300	2,145,258
Mineral Deposits Ltd. (a)	445,391	3,009,757
Mineral Deposits Ltd. (Canada) (a)	457,000	2,874,444
Mirabela Nickel Ltd. (a)	795,964	1,368,741
Monto Minerals Ltd. (a)	273,551	5,383
Navitas Ltd.	464,760	2,013,083
Northern Iron Ltd. (a)	423,362	512,891
Paladin Energy Ltd. (Australia) (a)	113,814	173,825
Panaust Ltd. (a)	455,468	1,539,223
Ramsay Health Care Ltd.	119,108	2,341,572
realestate.com.au Ltd.	84,356	1,144,994
Red 5 Ltd. (a)	4,566,367	890,754
SAI Global Ltd.	942,792	4,696,897
SEEK Ltd.	421,927	2,735,662
Sino Gas & Energy Ltd. (a)	8,152,205	364,173
SomnoMed Ltd. (a)	531,849	613,708
Tiger Resources Ltd. (a)	16,688,264	8,106,796
TPG Telecom Ltd.	891,143	1,333,188
Troy Resources NL	314,010	1,334,616
Wotif.com Holdings Ltd. (e)	562,113	2,166,275
TOTAL AUSTRALIA		68,994,802
Common Stocks - continued
	Shares	Value
Bailiwick of Jersey - 1.2%
Informa PLC	1,249,285	$ 7,280,979
LXB Retail Properties PLC (a)(i)	2,495,000	4,052,584
TOTAL BAILIWICK OF JERSEY		11,333,563
Belgium - 0.7%
EVS Broadcast Equipment SA	119,700	6,145,720
Bermuda - 2.9%
Aquarius Platinum Ltd.:
(Australia)	465,705	1,366,313
(United Kingdom)	1,502,800	4,495,254
Asia Satellite Telecommunications Holdings Ltd.	271,000	513,613
Biosensors International Group Ltd. (a)	1,769,000	1,971,308
China Animal Healthcare Ltd.	2,129,000	477,140
China LotSynergy Holdings Ltd. (a)	7,324,000	103,084
China Singyes Solar Tech Holdings Ltd.	818,000	447,262
China Water Affairs Group Ltd.	1,134,000	325,718
G-Resources Group Ltd. (a)	15,882,000	957,927
Imagi International Holdings Ltd. (a)	17,664,000	461,374
Luk Fook Holdings International Ltd.	757,000	3,245,563
Oakley Capital Investments Ltd. (a)	1,596,500	3,555,975
Petra Diamonds Ltd. (a)	2,629,100	4,862,336
Texwinca Holdings Ltd.	874,000	1,107,283
Vtech Holdings Ltd.	279,100	2,606,039
TOTAL BERMUDA		26,496,189
British Virgin Islands - 0.6%
Kalahari Energy (a)(i)	1,451,000	15
Playtech Ltd. (e)	1,183,846	5,183,262
TOTAL BRITISH VIRGIN ISLANDS		5,183,277
Canada - 0.7%
AirSea Lines (a)(i)	1,893,338	26
Banro Corp. (a)	794,600	3,379,750
Rock Well Petroleum, Inc. (a)(i)	770,400	8
Starfield Resources, Inc. (a)	4,328,075	86,835
Teranga Gold Corp. (a)	1,338,099	2,886,004
TOTAL CANADA		6,352,623
Cayman Islands - 2.5%
AirMedia Group, Inc. ADR (a)(e)	150,900	410,448
Airtac International Group	135,000	755,605
China Automation Group Ltd.	1,589,000	551,626
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
China Corn Oil Co. Ltd.	967,000	$ 410,222
China High Precision Automation Group Ltd.	712,000	251,117
China Lilang Ltd.	340,000	357,894
China Metal International Holdings, Inc.	2,002,000	356,747
China Real Estate Information Corp. ADR (a)	75,300	448,035
China ZhengTong Auto Services Holdings Ltd.	536,500	580,929
CNinsure, Inc. ADR (a)(e)	31,900	240,845
Concord Medical Services Holdings Ltd. ADR	84,800	310,368
Ctrip.com International Ltd. sponsored ADR (a)	21,900	763,434
Daphne International Holdings Ltd.	662,000	691,631
EVA Precision Industrial Holdings Ltd.	11,604,000	2,996,746
Fook Woo Group Holdings Ltd. (a)	2,055,000	388,301
Haitian International Holdings Ltd.	597,000	530,432
Kingdee International Software Group Co. Ltd.	896,400	363,132
KongZhong Corp. sponsored ADR (a)	46,600	238,592
Lee's Pharmaceutical Holdings Ltd.	595,000	225,337
Little Sheep Group Ltd.	614,000	397,728
Marwyn Value Investors II Ltd. (a)	1,971,700	4,455,098
Ming Fai International Holdings Ltd.	8,719,000	1,269,099
Minth Group Ltd.	574,000	595,563
MStar Semiconductor, Inc.	84,000	486,791
Orchid Developments Group Ltd. (a)	1,180,100	66,424
Perfect World Co. Ltd. sponsored ADR Class B (a)	34,900	454,049
Shenguan Holdings Group Ltd.	3,154,000	1,694,504
Sino-Life Group Ltd. (a)	3,020,000	97,440
SouFun Holdings Ltd. ADR (e)	25,400	324,104
VisionChina Media, Inc. ADR (a)(e)	183,500	330,300
VST Holdings Ltd. (a)	1,858,000	295,617
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	39,000	484,770
Xueda Education Group sponsored ADR	78,600	260,952
Yip's Chemical Holdings Ltd.	592,000	515,290
TOTAL CAYMAN ISLANDS		22,599,170
China - 0.9%
51job, Inc. sponsored ADR (a)	12,800	591,104
AMVIG Holdings Ltd.	764,000	476,697
Baidu.com, Inc. sponsored ADR (a)	9,800	1,373,764
Beijing Jingkelong Co. Ltd. (H Shares)	379,000	370,158
China Metal Recycling (Holdings) Ltd.	436,800	467,680
Dalian Port (PDA) Co. Ltd. (H Shares)	1,786,000	456,603
People's Food Holdings Ltd. (a)	866,000	448,715
Royale Furniture Holdings Ltd.	2,335,074	706,687
Common Stocks - continued
	Shares	Value
China - continued
Sino Prosper State Gold Resources Holdings, Ltd. (a)	74,950,000	$ 1,268,788
Weiqiao Textile Co. Ltd. (H Shares)	2,055,500	1,124,065
Zhaojin Mining Industry Co. Ltd. (H Shares)	117,000	208,890
Zhongpin, Inc. (a)(e)	40,200	371,046
Zijin Mining Group Co. Ltd. (H Shares)	1,008,000	429,035
TOTAL CHINA		8,293,232
Cyprus - 0.8%
Buried Hill Energy (Cyprus) PCL (a)(i)	1,947,000	4,867,500
Mirland Development Corp. PLC (a)	822,600	2,516,827
TOTAL CYPRUS		7,384,327
Denmark - 1.3%
DSV de Sammensluttede Vognmaend A/S	297,600	6,016,482
William Demant Holding A/S (a)	69,800	5,569,201
TOTAL DENMARK		11,585,683
France - 5.0%
Altamir Amboise (a)	584,200	5,408,694
ALTEN	125,000	3,567,002
Audika SA	113,900	2,518,867
Axway Software SA (a)	51,625	1,057,369
Devoteam SA (e)	42,500	736,961
Faiveley Transport	45,935	3,152,091
Iliad SA	41,971	4,912,717
Ipsos SA	243,672	8,002,176
LeGuide.com SA (a)	94,400	1,933,474
Maisons France Confort	93,944	3,367,236
Pierre & Vacances	19,190	753,158
Sartorius Stedim Biotech	57,000	3,865,233
Sopra Group SA	41,300	2,623,418
SR Teleperformance SA	153,600	3,248,024
Trigano SA	23,987	439,344
TOTAL FRANCE		45,585,764
Germany - 8.1%
Bilfinger Berger AG	74,327	6,663,344
CENTROTEC Sustainable AG	226,778	4,423,548
CTS Eventim AG	239,026	7,914,105
Delticom AG	49,200	5,501,501
GFK AG	142,601	6,591,341
HeidelbergCement AG	129,066	5,890,704
Lanxess AG	131,385	7,743,871
Common Stocks - continued
	Shares	Value
Germany - continued
MTU Aero Engines Holdings AG	84,500	$ 5,678,585
Rational AG	16,720	3,876,907
Rheinmetall AG	60,500	3,224,286
RIB Software AG	413,200	2,573,796
Stroer Out-of-Home Media AG (a)	194,100	2,847,319
Tom Tailor Holding AG (a)	242,500	3,785,520
United Internet AG	331,665	6,547,509
Wirecard AG	41,362	661,132
TOTAL GERMANY		73,923,468
Hong Kong - 0.7%
Convenience Retail Asia Ltd.	700,000	296,043
Dah Sing Financial Holdings Ltd.	172,000	533,943
GZI Transport Ltd.	1,294,000	558,606
I.T Ltd.	1,912,000	1,190,786
Magnificent Estates Ltd.	32,558,000	1,035,192
REXCAPITAL Financial Holdings Ltd.	11,300,000	785,838
Techtronic Industries Co. Ltd.	2,059,500	1,781,948
Tian An China Investments Co. Ltd.	750,000	396,123
YGM Trading Ltd.	115,000	269,918
TOTAL HONG KONG		6,848,397
Iceland - 0.8%
Ossur hf (a)	4,510,900	7,131,195
India - 0.5%
Ahluwalia Contracts (India) Ltd.	230,314	501,916
Educomp Solutions Ltd.	44,518	246,144
Financial Technologies India Ltd.	23,352	349,909
Geodesic Ltd.	256,340	308,497
Grasim Industries Ltd.	9,911	526,336
Indian Overseas Bank	186,286	390,401
IndusInd Bank Ltd.	91,917	560,426
PI Industries Ltd.	54,595	648,096
Thangamayil Jewellery Ltd.	253,192	879,907
TOTAL INDIA		4,411,632
Indonesia - 0.6%
PT AKR Corporindo Tbk	1,961,000	663,389
PT Clipan Finance Indonesia Tbk	9,427,900	488,389
PT Clipan Finance Indonesia Tbk warrants 10/7/14 (a)	2,275,700	28,221
PT Jasa Marga Tbk	1,205,000	519,366
PT Lippo Karawaci Tbk	5,564,125	398,922
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Mayora Indah Tbk	372,500	$ 591,391
PT Media Nusantara Citra Tbk	4,202,500	519,145
PT Mitra Adiperkasa Tbk	2,179,500	1,200,384
PT Nippon Indosari Corpindo Tbk	1,712,000	655,041
PT Tower Bersama Infrastructure Tbk	1,675,500	389,945
TOTAL INDONESIA		5,454,193
Ireland - 3.2%
Elan Corp. PLC (a)	530,300	6,289,835
Elan Corp. PLC sponsored ADR (a)	170,600	2,045,494
James Hardie Industries NV CDI (a)	162,432	1,052,159
Kenmare Resources PLC (a)	12,870,600	8,397,381
Paddy Power PLC (Ireland)	158,884	8,795,183
Petroceltic International PLC (a)	24,756,300	2,392,766
Petroneft Resources PLC (a)	1,748,000	737,812
TOTAL IRELAND		29,710,630
Isle of Man - 1.6%
Bahamas Petroleum Co. PLC (a)	13,324,710	1,547,159
Exillon Energy PLC (a)	1,163,900	5,615,352
IBS Group Holding Ltd. GDR (Reg. S)	343,200	7,361,795
TOTAL ISLE OF MAN		14,524,306
Israel - 0.1%
Sarin Technologies Ltd.	851,000	528,817
Italy - 1.7%
Piaggio & C SpA	1,031,400	3,425,651
Salvatore Ferragamo Italia SpA (a)	477,800	7,742,973
Tod's SpA	41,626	4,164,930
TOTAL ITALY		15,333,554
Japan - 27.8%
ABC-Mart, Inc.	68,700	2,690,765
Accordia Golf Co. Ltd.	2,070	1,524,208
Aica Kogyo Co. Ltd.	92,100	1,246,083
Air Water, Inc.	175,000	2,221,768
Arc Land Sakamoto Co. Ltd.	130,000	2,380,159
ARCS Co. Ltd.	310,500	5,528,920
Asahi Diamond Industrial Co. Ltd.	87,600	1,290,167
ASAHI INTECC Co. Ltd.	313,300	7,950,482
ASKUL Corp.	126,000	1,796,666
Avex Group Holdings, Inc.	181,000	2,141,587
Common Stocks - continued
	Shares	Value
Japan - continued
Calbee, Inc.	42,100	$ 1,919,445
Chiba Bank Ltd.	316,000	1,933,645
Chiyoda Corp.	255,000	2,936,882
Chugai Ro Co. Ltd.	404,000	1,187,568
Create SD Holdings Co. Ltd.	48,200	1,028,684
Credit Saison Co. Ltd.	209,900	4,096,484
CyberAgent, Inc. (e)	2,176	7,334,744
Dai-ichi Seiko Co. Ltd.	22,400	614,408
Daido Metal Co. Ltd.	469,000	4,795,740
Daihen Corp.	256,000	876,882
Daikyo, Inc. (a)	512,000	872,963
DeNA Co. Ltd.	50,100	2,162,672
Digital Garage, Inc. (a)(e)	1,179	3,860,534
Don Quijote Co. Ltd.	98,300	3,601,298
Ebara Corp.	1,324,000	4,836,031
EDION Corp.	91,800	734,605
Eiken Chemical Co. Ltd.	41,000	518,641
Exedy Corp.	131,600	3,813,015
Fippon Kayaku Co. Ltd.	139,000	1,360,157
FreeBit Co., Ltd. (e)	215	571,724
Fuji Oil Co. Ltd.	175,900	2,497,057
Fuji Seal International, Inc.	132,100	2,500,401
Furuya Metal Co. Ltd.	33,400	1,393,134
Glory Ltd.	35,700	764,222
Hamamatsu Photonics KK	40,600	1,544,906
Hi-Lex Corp.	48,500	709,390
Horiba Ltd.	65,300	2,071,698
Hulic Co. Ltd.	299,500	3,206,768
Ibiden Co. Ltd.	116,800	2,579,593
Isetan Mitsukoshi Holdings Ltd.	250,100	2,547,835
Iwatsuka Confectionary Co. Ltd.	11,600	406,140
Japan Logistics Fund, Inc.	117	1,008,436
Japan Petroleum Exploration Co. Ltd.	23,000	908,538
JP-Holdings, Inc. (e)	221,400	1,942,742
JSP Corp.	137,000	2,011,165
JTEKT Corp.	399,000	4,363,695
KOMERI Co. Ltd.	118,800	3,743,376
Kuraray Co. Ltd.	352,600	4,936,614
Maeda Corp.	595,000	2,169,453
Makino Milling Machine Co. Ltd.	242,000	1,606,545
Maruwa Ceramic Co. Ltd.	127,000	5,495,324
Melco Holdings, Inc.	83,700	2,329,189
Common Stocks - continued
	Shares	Value
Japan - continued
Message Co. Ltd.	1,789	$ 5,786,154
Misumi Group, Inc.	167,700	3,489,832
Mitsubishi UFJ Lease & Finance Co. Ltd.	97,330	3,772,101
Nabtesco Corp.	194,000	4,249,457
Nihon Kohden Corp.	90,000	2,101,412
Nihon M&A Center, Inc.	534	3,014,528
Nippon Ceramic Co. Ltd.	88,700	1,614,639
Nippon Shinyaku Co. Ltd.	216,000	2,512,334
Nippon Shokubai Co. Ltd.	424,000	4,325,027
Nomura Real Estate Holdings, Inc.	169,000	2,724,733
Nomura Real Estate Residential Fund, Inc.	426	2,069,511
NTT Urban Development Co.	1,270	874,437
OSAKA Titanium technologies Co. Ltd. (e)	60,200	3,316,210
Outsourcing, Inc. (e)	366,300	1,385,167
Pigeon Corp.	62,800	2,320,527
Point, Inc.	82,570	3,561,874
Pola Orbis Holdings, Inc.	162,300	4,339,997
Rinnai Corp.	42,800	3,197,858
Saizeriya Co. Ltd.	77,600	1,257,790
Sanken Electric Co. Ltd. (e)	1,065,000	3,996,185
Sankyu, Inc.	423,000	1,675,070
Santen Pharmaceutical Co. Ltd.	58,000	2,164,464
Sawada Holdings Co. Ltd. (a)	242,900	1,960,516
Sekisui Chemical Co. Ltd.	574,000	4,504,901
Shimadzu Corp.	272,000	2,315,897
Shimamura Co. Ltd.	40,000	4,000,936
Shin-Kobe Electric Machinery Co. Ltd. (e)	448,000	7,689,356
Shinsei Bank Ltd.	1,522,000	1,673,019
SHO-BI Corp. (e)	183,200	1,099,948
SHO-BOND Holdings Co. Ltd.	111,700	2,492,015
So-net M3, Inc. (e)	1,201	5,432,129
Sony Financial Holdings, Inc.	202,800	3,373,984
SRI Sports Ltd.	66,500	708,305
Sumitomo Mitsui Trust Holdings, Inc.	644,800	2,206,868
Sysmex Corp.	47,800	1,571,390
SystemPro Co. Ltd.	2,036	1,411,697
Takata Corp.	60,200	1,464,305
Tera Probe, Inc.	38,400	553,267
The Suruga Bank Ltd.	308,000	2,567,830
Toho Co. Ltd.	116,400	2,002,433
Tokyu Livable, Inc. (e)	157,200	1,415,516
Toshiba Plant Systems & Services Corp.	249,000	2,662,195
Common Stocks - continued
	Shares	Value
Japan - continued
Toto Ltd.	529,000	$ 4,399,195
Tsubakimoto Chain Co.	404,000	2,073,675
Xebio Co. Ltd.	54,100	1,310,126
Yamatake Corp.	66,700	1,475,835
Yamato Kogyo Co. Ltd.	80,000	2,023,821
TOTAL JAPAN		254,701,614
Korea (South) - 0.5%
Daou Technology, Inc.	190,310	1,708,661
Duksan Hi-Metal Co. Ltd. (a)	55,341	1,242,745
KC Tech Co. Ltd.	129,924	595,482
Medy-Tox, Inc.	24,874	453,187
TK Corp. (a)	33,575	619,360
TOTAL KOREA (SOUTH)		4,619,435
Luxembourg - 0.9%
GlobeOp Financial Services SA	1,176,485	5,392,266
SAF-Holland SA (a)(e)	420,100	2,608,636
TOTAL LUXEMBOURG		8,000,902
Malaysia - 0.3%
JobStreet Corp. Bhd	1,223,100	943,764
Lion Industries Corp. Bhd	722,500	357,160
Muhibbah Engineering (M) Bhd	1,050,100	412,133
Top Glove Corp. Bhd	222,000	308,230
WCT Bhd	560,100	471,811
TOTAL MALAYSIA		2,493,098
Netherlands - 1.1%
Gemalto NV	167,770	7,654,873
SMARTRAC NV (a)	24,426	354,933
Wavin NV (a)	296,512	2,203,952
TOTAL NETHERLANDS		10,213,758
Norway - 1.3%
Aker Solutions ASA	389,100	4,525,150
Schibsted ASA (B Shares)	214,200	5,605,457
Sevan Drilling ASA	2,350,000	1,890,940
Sevan Marine ASA (a)(e)	2,052,500	103,222
TOTAL NORWAY		12,124,769
Common Stocks - continued
	Shares	Value
Philippines - 0.2%
Alliance Global Group, Inc.	3,295,000	$ 819,210
Belle Corp. (a)	7,310,000	653,245
TOTAL PHILIPPINES		1,472,455
Poland - 0.6%
Warsaw Stock Exchange	424,200	5,988,737
Singapore - 2.3%
CSE Global Ltd.	1,069,000	711,508
First (REIT)	997,000	629,207
Goodpack Ltd.	1,516,000	2,019,759
Hyflux Ltd.	597,000	677,731
OSIM International Ltd.	1,036,000	1,018,129
Pertama Holdings Ltd. (f)	23,060,000	11,809,703
Petra Foods Ltd.	370,000	481,007
Raffles Medical Group Ltd.	436,205	775,556
Sakari Resources Ltd.	627,000	1,170,802
Venture Corp. Ltd.	259,000	1,380,859
Yanlord Land Group Ltd.	668,000	541,882
TOTAL SINGAPORE		21,216,143
South Africa - 0.3%
Blue Label Telecoms Ltd.	3,254,300	2,329,098
Sweden - 1.3%
Elekta AB (B Shares) (e)	180,000	7,203,258
Modern Times Group MTG AB (B Shares)	87,500	4,641,041
TOTAL SWEDEN		11,844,299
Switzerland - 0.9%
Leclanche SA (a)	77,770	1,542,018
VZ Holding AG	57,960	6,604,752
TOTAL SWITZERLAND		8,146,770
Taiwan - 0.2%
Lung Yen Life Service Co. Ltd.	121,000	374,623
Pacific Hospital Supply Co. Ltd.	91,000	297,779
Tong Hsing Electronics Industries Ltd.	216,721	549,116
Topoint Technology Co. Ltd.	557,000	397,056
WPG Holding Co. Ltd.	294,000	355,006
TOTAL TAIWAN		1,973,580
Thailand - 0.2%
TISCO Financial Group PCL	401,300	445,721
Common Stocks - continued
	Shares	Value
Thailand - continued
Toyo-Thai Corp. PCL	5,714,500	$ 1,729,343
Toyo-Thai Corp. PCL NVDR	168,000	50,949
TOTAL THAILAND		2,226,013
United Kingdom - 18.2%
African Barrick Gold Ltd.	660,600	5,736,835
Amerisur Resources PLC (a)	8,152,624	1,671,659
Ashmore Group PLC	1,196,700	6,639,639
ASOS PLC (a)	38,570	965,160
Aurelian Oil & Gas PLC (a)	5,996,200	1,856,295
Avanti Communications Group PLC (a)(e)	494,400	2,466,779
Aveva Group PLC	203,000	5,161,405
Bond International Software PLC	843,266	596,702
Borders & Southern Petroleum PLC (a)	698,500	544,814
Bowleven PLC (a)(e)	450,100	785,378
Brammer PLC	1,380,200	5,923,658
Cadogan Petroleum PLC (a)	1,723,100	1,177,713
Central Asia Metals PLC (a)	1,538,400	1,682,357
Ceres Power Holdings PLC (a)	233,800	59,220
China Goldmines PLC (a)	669,353	232,514
Cove Energy PLC (a)	2,959,800	4,402,954
Craneware PLC	847,300	7,630,716
Faroe Petroleum PLC (a)	480,947	1,237,534
GoIndustry-DoveBid PLC (a)	117,989	92,977
ICAP PLC	897,900	5,835,215
IG Group Holdings PLC	994,884	7,457,472
International Personal Finance PLC	1,431,100	6,310,699
Jazztel PLC (a)(e)	409,000	2,365,943
Johnson Matthey PLC	187,700	5,671,933
Jubilee Platinum PLC (a)	2,985,047	774,089
Keronite PLC (a)(i)	13,620,267	219
London Mining PLC (a)	1,736,500	8,915,501
Michael Page International PLC	970,400	6,270,480
Moneysupermarket.com Group PLC	3,920,400	6,746,122
Monitise PLC (a)	4,772,600	2,916,612
Mothercare PLC	547,400	1,481,593
Nautical Petroleum PLC (a)	435,207	2,071,704
NCC Group Ltd.	239,415	2,552,730
Ocado Group PLC (a)(e)	1,180,900	1,778,529
Pureprofile Media PLC (a)(i)	1,108,572	713,122
Regenersis PLC (a)	1,425,100	1,781,910
Robert Walters PLC	937,800	3,091,748
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Rockhopper Exploration PLC (a)	1,154,500	$ 3,973,267
Royalblue Group PLC	202,542	5,299,595
SDL PLC	495,062	5,246,686
Serco Group PLC	481,786	4,025,129
Silverdell PLC (a)	6,644,400	1,081,909
Sinclair Pharma PLC (a)	4,408,649	1,807,947
Sphere Medical Holding PLC (i)	568,406	1,553,988
Sthree PLC	1,128,809	5,175,565
Synergy Health PLC	299,653	4,016,653
Ted Baker PLC	486,475	6,033,867
TMO Renewables Ltd. (i)	1,000,000	562,870
Travis Perkins PLC	405,400	5,610,153
Valiant Petroleum PLC (a)	437,400	3,427,446
Wolfson Microelectronics PLC (a)	1,756,400	3,304,832
Zenergy Power PLC (a)	855,520	159,942
TOTAL UNITED KINGDOM		166,879,779
United States of America - 0.7%
ChinaCast Education Corp. (a)(e)	70,100	281,802
CTC Media, Inc.	192,200	2,212,222
KIT Digital, Inc. (a)(e)	428,400	3,855,600
Mudalla Technology, Inc. (a)	996,527	16
XL TechGroup, Inc. (a)	1,329,250	21
YOU On Demand Holdings, Inc. (a)	6,523,000	455,958
TOTAL UNITED STATES OF AMERICA		6,805,619
TOTAL COMMON STOCKS (Cost $894,072,982)		898,856,611
Convertible Bonds - 0.1%
		Principal Amount (d)
France - 0.1%
Pierre Et Vacances La Defense 4% 10/1/15 (h)	EUR	1,196,800	1,075,042
United Kingdom - 0.0%
Sphere Medical Holding PLC 8% 12/31/12 (i)	GBP	101,923	163,913
TOTAL CONVERTIBLE BONDS (Cost $1,416,277)			1,238,955
Government Obligations - 0.1%
		Principal Amount (d)	Value
Germany - 0.1%
German Federal Republic 0.1521% to 0.2372% 11/9/11 to 11/23/11 (g) (Cost $747,359)	EUR	550,000	$ 760,975
Money Market Funds - 4.1%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	2,652,401	2,652,401
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	34,344,415	34,344,415
TOTAL MONEY MARKET FUNDS (Cost $36,996,816)		36,996,816
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $933,233,434)		937,853,357
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(22,869,202)
NET ASSETS - 100%		$ 914,984,155
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
86 Eurex EURO STOXX 50 Index Contracts (Germany)	Dec. 2011	$ 2,842,088	$ (113,279)

The face value of futures purchased as a percentage of net assets is 0.3%
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $691,784.
(h) Principal amount shown represents units.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,914,245 or 1.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
AirSea Lines	8/4/06	$ 1,199,182
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,141,700
Kalahari Energy	9/1/06	$ 1,813,750
Keronite PLC	8/16/06	$ 1,548,992
LXB Retail Properties PLC	5/26/11	$ 4,661,808
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173,341
Rock Well Petroleum, Inc.	4/13/06	$ 1,004,171
Sphere Medical Holding PLC	8/27/08 - 8/22/11	$ 1,697,579
Sphere Medical Holding PLC 8% 12/31/12	4/21/11 - 10/24/11	$ 166,822
TMO Renewables Ltd.	10/27/05	$ 535,065
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 63,355
Fidelity Securities Lending Cash Central Fund	916,949
Total	$ 980,304
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Centurion Electronics PLC	$ 12	$ -	$ 109	$ -	$ -
Pertama Holdings Ltd.	7,080,399	1,144,853	223,172	1,146,797	11,809,703
Total	$ 7,080,411	$ 1,144,853	$ 223,281	$ 1,146,797	$ 11,809,703
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 254,701,614	$ -	$ 254,701,614	$ -
United Kingdom	166,879,779	163,817,066	-	3,062,713
Germany	73,923,468	73,923,468	-	-
Australia	68,994,802	6,438,920	62,555,882	-
France	45,585,764	45,585,764	-	-
Ireland	29,710,630	22,368,636	7,341,994	-
Bermuda	26,496,189	12,913,565	13,582,624	-
Cayman Islands	22,599,170	8,787,419	13,560,634	251,117
Singapore	21,216,143	-	21,216,143	-
Cyprus	7,384,327	2,516,827	-	4,867,500
United States of America	6,805,619	6,805,582	-	37
Canada	6,352,623	6,352,589	-	34
British Virgin Islands	5,183,277	5,183,262	-	15
Other	163,023,206	128,510,723	34,512,483	-
Corporate Bonds	1,238,955	-	1,075,042	163,913
Government Obligations	760,975	-	760,975	-
Money Market Funds	36,996,816	36,996,816	-	-
Total Investments in Securities:	$ 937,853,357	$ 520,200,637	$ 409,307,391	$ 8,345,329
Derivative Instruments:
Liabilities
Futures Contracts	$ (113,279)	$ (113,279)	$ -	$ -
Transfers from Level 1 to Level 2 during the period were $210,157,354.
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 8,166,674
Total Realized Gain (Loss)	(5,310,046)
Total Unrealized Gain (Loss)	5,514,712
Cost of Purchases	202,673
Proceeds of Sales	(158,598)
Amortization/Accretion	-
Transfers in to Level 3	453,769
Transfers out of Level 3	(523,855)
Ending Balance	$ 8,345,329
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ 205,883

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of October 31, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (113,279)
Total Value of Derivatives	$ -	$ (113,279)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $65,361,612 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $32,083,640) - See accompanying schedule: Unaffiliated issuers (cost $889,824,332)	$ 889,046,838
Fidelity Central Funds (cost $36,996,816)	36,996,816
Other affiliated issuers (cost $6,412,286)	11,809,703
Total Investments (cost $933,233,434)		$ 937,853,357
Foreign currency held at value (cost $685,308)		675,490
Receivable for investments sold		16,030,490
Receivable for fund shares sold		676,296
Dividends receivable		3,020,183
Interest receivable		8,399
Distributions receivable from Fidelity Central Funds		90,125
Prepaid expenses		4,727
Other receivables		47,683
Total assets		958,406,750

Liabilities
Payable to custodian bank	$ 2,590,473
Payable for investments purchased	694,635
Payable for fund shares redeemed	4,600,143
Accrued management fee	724,220
Distribution and service plan fees payable	19,270
Payable for daily variation margin on futures contracts	82,870
Other affiliated payables	249,776
Other payables and accrued expenses	116,793
Collateral on securities loaned, at value	34,344,415
Total liabilities		43,422,595

Net Assets		$ 914,984,155
Net Assets consist of:
Paid in capital		$ 981,093,471
Undistributed net investment income		8,017,124
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(78,629,647)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,503,207
Net Assets		$ 914,984,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($17,185,173 ÷ 905,703 shares)	$ 18.97

Maximum offering price per share (100/94.25 of $18.97)	$ 20.13
Class T: Net Asset Value and redemption price per share ($13,743,891 ÷ 731,123 shares)	$ 18.80

Maximum offering price per share (100/96.50 of $18.80)	$ 19.48
Class B: Net Asset Value and offering price per share ($2,067,349 ÷ 112,497 shares)A	$ 18.38

Class C: Net Asset Value and offering price per share ($9,544,545 ÷ 519,249 shares)A	$ 18.38

International Small Cap: Net Asset Value, offering price and redemption price per share ($856,691,635 ÷ 44,550,818 shares)	$ 19.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($15,751,562 ÷ 818,833 shares)	$ 19.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends (including $1,146,797 earned from other affiliated issuers)		$ 21,550,414
Interest		63,975
Income from Fidelity Central Funds		980,304
Income before foreign taxes withheld		22,594,693
Less foreign taxes withheld		(1,429,635)
Total income		21,165,058

Expenses
Management fee Basic fee	$ 8,945,294
Performance adjustment	442,233
Transfer agent fees	2,603,163
Distribution and service plan fees	287,441
Accounting and security lending fees	491,914
Custodian fees and expenses	359,301
Independent trustees' compensation	5,687
Registration fees	122,881
Audit	145,078
Legal	3,942
Miscellaneous	9,145
Total expenses before reductions	13,416,079
Expense reductions	(268,142)	13,147,937
Net investment income (loss)		8,017,121
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $21,350)	37,978,566
Other affiliated issuers	(210,119)
Foreign currency transactions	4,325
Futures contracts	(2,512,331)
Total net realized gain (loss)		35,260,441
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $17,178)	(96,611,078)
Assets and liabilities in foreign currencies	(53,087)
Futures contracts	(166,462)
Total change in net unrealized appreciation (depreciation)		(96,830,627)
Net gain (loss)		(61,570,186)
Net increase (decrease) in net assets resulting from operations		$ (53,553,065)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,017,121	$ 2,524,061
Net realized gain (loss)	35,260,441	45,718,988
Change in net unrealized appreciation (depreciation)	(96,830,627)	97,376,459
Net increase (decrease) in net assets resulting from operations	(53,553,065)	145,619,508
Distributions to shareholders from net investment income	(2,430,566)	(3,368,409)
Distributions to shareholders from net realized gain	(28,246,937)	(14,323,742)
Total distributions	(30,677,503)	(17,692,151)
Share transactions - net increase (decrease)	129,451,482	26,936,768
Redemption fees	283,575	118,859
Total increase (decrease) in net assets	45,504,489	154,982,984

Net Assets
Beginning of period	869,479,666	714,496,682
End of period (including undistributed net investment income of $8,017,124 and undistributed net investment income of $2,441,101, respectively)	$ 914,984,155	$ 869,479,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.42	$ 17.28	$ 11.91	$ 31.14	$ 28.79
Income from Investment Operations
Net investment income (loss) C	.10	.03	.06	- H	.03
Net realized and unrealized gain (loss)	(.88)	3.51	5.31	(14.03)	7.97
Total from investment operations	(.78)	3.54	5.37	(14.03)	8.00
Distributions from net investment income	(.02)	(.06)	-	(.03)	-
Distributions from net realized gain	(.66)	(.34)	-	(5.18)	(5.65)
Total distributions	(.68)	(.40)	-	(5.20) I	(5.65)
Redemption fees added to paid in capital C	.01	- H	- H	- H	- H
Net asset value, end of period	$ 18.97	$ 20.42	$ 17.28	$ 11.91	$ 31.14
Total Return A,B	(4.00)%	20.85%	45.09%	(53.35)%	33.43%
Ratios to Average Net Assets D,G
Expenses before reductions	1.56%	1.71%	1.75%	1.82%	1.53%
Expenses net of fee waivers, if any	1.55%	1.65%	1.65%	1.65%	1.53%
Expenses net of all reductions	1.54%	1.63%	1.62%	1.60%	1.49%
Net investment income (loss)	.49%	.16%	.41%	-% F	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,185	$ 19,720	$ 17,590	$ 13,561	$ 38,585
Portfolio turnover rate E	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $5.20 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.23	$ 17.14	$ 11.84	$ 30.96	$ 28.64
Income from Investment Operations
Net investment income (loss) C	.05	(.02)	.02	(.05)	(.04)
Net realized and unrealized gain (loss)	(.86)	3.47	5.28	(13.95)	7.93
Total from investment operations	(.81)	3.45	5.30	(14.00)	7.89
Distributions from net investment income	-	(.02)	-	-	-
Distributions from net realized gain	(.63)	(.34)	-	(5.12)	(5.57)
Total distributions	(.63)	(.36)	-	(5.12)	(5.57)
Redemption fees added to paid in capital C	.01	- G	- G	- G	- G
Net asset value, end of period	$ 18.80	$ 20.23	$ 17.14	$ 11.84	$ 30.96
Total Return A,B	(4.18)%	20.46%	44.76%	(53.46)%	33.07%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	1.97%	2.00%	2.07%	1.77%
Expenses net of fee waivers, if any	1.81%	1.90%	1.90%	1.90%	1.77%
Expenses net of all reductions	1.79%	1.88%	1.86%	1.86%	1.73%
Net investment income (loss)	.24%	(.09)%	.16%	(.25)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,744	$ 16,092	$ 15,760	$ 13,493	$ 40,823
Portfolio turnover rate E	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.79	$ 16.78	$ 11.65	$ 30.49	$ 28.26
Income from Investment Operations
Net investment income (loss) C	(.05)	(.10)	(.04)	(.16)	(.18)
Net realized and unrealized gain (loss)	(.85)	3.39	5.17	(13.73)	7.82
Total from investment operations	(.90)	3.29	5.13	(13.89)	7.64
Distributions from net realized gain	(.52)	(.28)	-	(4.95)	(5.41)
Redemption fees added to paid in capital C	.01	- G	- G	- G	- G
Net asset value, end of period	$ 18.38	$ 19.79	$ 16.78	$ 11.65	$ 30.49
Total Return A,B	(4.68)%	19.90%	44.03%	(53.68)%	32.38%
Ratios to Average Net Assets D,F
Expenses before reductions	2.32%	2.47%	2.49%	2.58%	2.30%
Expenses net of fee waivers, if any	2.30%	2.40%	2.40%	2.40%	2.30%
Expenses net of all reductions	2.29%	2.38%	2.36%	2.36%	2.26%
Net investment income (loss)	(.26)%	(.59)%	(.33)%	(.75)%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,067	$ 3,457	$ 3,601	$ 3,230	$ 10,704
Portfolio turnover rate E	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.85	$ 16.85	$ 11.70	$ 30.62	$ 28.33
Income from Investment Operations
Net investment income (loss) C	(.04)	(.10)	(.04)	(.16)	(.17)
Net realized and unrealized gain (loss)	(.85)	3.40	5.19	(13.78)	7.85
Total from investment operations	(.89)	3.30	5.15	(13.94)	7.68
Distributions from net realized gain	(.59)	(.30)	-	(4.98)	(5.39)
Redemption fees added to paid in capital C	.01	- G	- G	- G	- G
Net asset value, end of period	$ 18.38	$ 19.85	$ 16.85	$ 11.70	$ 30.62
Total Return A,B	(4.64)%	19.86%	44.02%	(53.67)%	32.39%
Ratios to Average Net Assets D,F
Expenses before reductions	2.27%	2.42%	2.49%	2.57%	2.26%
Expenses net of fee waivers, if any	2.26%	2.40%	2.40%	2.40%	2.26%
Expenses net of all reductions	2.24%	2.37%	2.36%	2.36%	2.22%
Net investment income (loss)	(.21)%	(.59)%	(.33)%	(.76)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,545	$ 13,501	$ 5,814	$ 5,658	$ 20,094
Portfolio turnover rate E	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.66	$ 17.48	$ 12.03	$ 31.44	$ 29.03
Income from Investment Operations
Net investment income (loss) B	.17	.07	.08	.03	.12
Net realized and unrealized gain (loss)	(.89)	3.53	5.37	(14.14)	8.03
Total from investment operations	(.72)	3.60	5.45	(14.11)	8.15
Distributions from net investment income	(.06)	(.08)	-	(.12)	(.07)
Distributions from net realized gain	(.66)	(.34)	-	(5.18)	(5.67)
Total distributions	(.72)	(.42)	-	(5.30)	(5.74)
Redemption fees added to paid in capital B	.01	- F	- F	- F	- F
Net asset value, end of period	$ 19.23	$ 20.66	$ 17.48	$ 12.03	$ 31.44
Total Return A	(3.65)%	21.02%	45.30%	(53.25)%	33.82%
Ratios to Average Net Assets C,E
Expenses before reductions	1.26%	1.44%	1.48%	1.49%	1.19%
Expenses net of fee waivers, if any	1.25%	1.44%	1.48%	1.49%	1.19%
Expenses net of all reductions	1.23%	1.42%	1.44%	1.44%	1.15%
Net investment income (loss)	.80%	.37%	.58%	.16%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 856,692	$ 808,478	$ 669,035	$ 536,291	$ 1,663,761
Portfolio turnover rate D	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.66	$ 17.47	$ 12.01	$ 31.38	$ 28.99
Income from Investment Operations
Net investment income (loss) B	.18	.09	.09	.05	.12
Net realized and unrealized gain (loss)	(.89)	3.53	5.37	(14.12)	8.02
Total from investment operations	(.71)	3.62	5.46	(14.07)	8.14
Distributions from net investment income	(.06)	(.09)	-	(.12)	(.07)
Distributions from net realized gain	(.66)	(.34)	-	(5.18)	(5.68)
Total distributions	(.72)	(.43)	-	(5.30)	(5.75)
Redemption fees added to paid in capital B	.01	- F	- F	- F	- F
Net asset value, end of period	$ 19.24	$ 20.66	$ 17.47	$ 12.01	$ 31.38
Total Return A	(3.62)%	21.15%	45.46%	(53.22)%	33.84%
Ratios to Average Net Assets C,E
Expenses before reductions	1.22%	1.34%	1.45%	1.49%	1.18%
Expenses net of fee waivers, if any	1.21%	1.34%	1.40%	1.40%	1.18%
Expenses net of all reductions	1.19%	1.31%	1.37%	1.35%	1.14%
Net investment income (loss)	.84%	.47%	.66%	.25%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,752	$ 8,231	$ 2,696	$ 2,217	$ 7,774
Portfolio turnover rate D	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Institutional Class shares each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs) futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and foreign government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 149,880,839
Gross unrealized depreciation	(171,005,789)
Net unrealized appreciation (depreciation) on securities and other investments	$ (21,124,950)

Tax Cost	$ 958,978,307

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,493,962
Capital loss carryforward	$ (65,361,612)
Net unrealized appreciation (depreciation)	$ (21,244,105)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 30,677,503	$ 17,692,151

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Funds' financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Annual Report

5. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period, the Fund recognized net realized gain (loss) of $(2,512,331) and a change in net unrealized appreciation (depreciation) of $(166,462) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $610,178,106 and $471,939,072, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Small Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .90% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 51,630	$ 463
Class T	.25%	.25%	80,842	106
Class B	.75%	.25%	28,921	21,741
Class C	.75%	.25%	126,048	9,890
			$ 287,441	$ 32,200

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,134
Class T	1,971
Class B*	3,356
Class C*	712
$ 14,173

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 62,531.30
Class T	49,403.31
Class B	8,779.30
Class C	32,009.25
International Small Cap	2,420,969.25
Institutional Class	29,472.21
	$ 2,603,163

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $215 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,143 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $432,000. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $916,949, including $2,558 from securities loaned to FCM.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $108,473.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $159,669 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 15,709	$ 59,453
Class T	-	16,412
International Small Cap	2,403,692	3,278,578
Institutional Class	11,165	13,966
Total	$ 2,430,566	$ 3,368,409

Annual Report

11. Distributions to Shareholders - continued

Years ended October 31,	2011	2010
From net realized gain
Class A	$ 648,961	$ 354,632
Class T	496,268	310,013
Class B	87,007	60,241
Class C	402,241	116,929
International Small Cap	26,480,677	13,430,315
Institutional Class	131,783	51,612
Total	$ 28,246,937	$ 14,323,742

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	472,219	380,659	$ 10,051,889	$ 6,723,746
Reinvestment of distributions	30,361	22,435	616,326	393,061
Shares redeemed	(562,759)	(454,943)	(11,902,630)	(8,359,905)
Net increase (decrease)	(60,179)	(51,849)	$ (1,234,415)	$ (1,243,098)
Class T
Shares sold	237,757	143,286	$ 5,055,416	$ 2,532,790
Reinvestment of distributions	24,155	18,371	486,714	319,658
Shares redeemed	(326,059)	(286,001)	(6,629,520)	(4,986,007)
Net increase (decrease)	(64,147)	(124,344)	$ (1,087,390)	$ (2,133,559)
Class B
Shares sold	21,873	14,694	$ 464,854	$ 256,700
Reinvestment of distributions	4,142	3,302	81,975	56,465
Shares redeemed	(88,228)	(57,958)	(1,778,852)	(990,211)
Net increase (decrease)	(62,213)	(39,962)	$ (1,232,023)	$ (677,046)
Class C
Shares sold	128,685	430,838	$ 2,661,361	$ 7,671,593
Reinvestment of distributions	19,105	6,001	378,079	102,910
Shares redeemed	(308,659)	(101,847)	(6,253,765)	(1,759,170)
Net increase (decrease)	(160,869)	334,992	$ (3,214,325)	$ 6,015,333
International Small Cap
Shares sold	17,502,789	10,330,000	$ 375,309,666	$ 188,548,758
Reinvestment of distributions	1,321,812	888,440	27,110,370	15,725,385
Shares redeemed	(13,398,001)	(10,371,667)	(275,580,654)	(183,663,034)
Net increase (decrease)	5,426,600	846,773	$ 126,839,382	$ 20,611,109
Institutional Class
Shares sold	798,910	288,839	$ 17,190,303	$ 5,178,797
Reinvestment of distributions	5,609	2,890	115,044	51,087
Shares redeemed	(384,085)	(47,677)	(7,925,094)	(865,855)
Net increase (decrease)	420,434	244,052	$ 9,380,253	$ 4,364,029

Annual Report

Notes to Financial Statements - continued

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in the net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap Fund	12/05/11	12/02/11	$0.178	$0.272

International Small Cap fund designates 25% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Small Cap Fund	12/06/10	$0.197	$0.0124

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

* 0 To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated service graphic) 1-800-544-5555

(automated service graphic) Automated line for quickest service

(Fidelity Logo)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ISC-UANN-1211
1.793584.108

(Fidelity Logo)

Fidelity Advisor®

International Small Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2011

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity®
International Small Cap Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge) B	-9.52%	-0.25%	14.17%
Class T (incl. 3.50% sales charge) C	-7.53%	-0.03%	14.20%
Class B (incl. contingent deferred sales charge) D	-9.32%	-0.07%	14.21%
Class C (incl. contingent deferred sales charge) E	-5.57%	0.19%	14.14%

A From September 18, 2002.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity® International Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity® International Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity International Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity International Small Cap Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 27, 2003 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Fund - Class A, a class of the fund, on September 18, 2002, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Small Cap Index performed over the same period. The initial offering of Class A took place on May 27, 2003. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Colin Stone, Dale Nicholls and Nicholas Price, Co-Portfolio Managers of Fidelity Advisor® International Small Cap Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -4.00%, -4.18%, -4.68% and -4.64%, respectively (excluding sales charges), lagging the -2.39% mark of the MSCI® EAFE® (Europe, Australasia, Far East) Small Cap Index. Positioning in energy and industrials meaningfully detracted. By contrast, our stakes in health care and financials notably contributed. Geographically, our picks in the U.K. and an overweighting in China hurt, while security selection in Europe, Japan and elsewhere in Asia-Pacific helped. The Europe/Middle East/Africa subportfolio had the weakest performance. U.K. energy firm Aurelian Oil & Gas detracted, while Irish biopharmaceutical firm Elan added value. The Asia-Pacific ex Japan subportfolio finished about even with its benchmark's modest loss. Sino Prosper State Gold Resources Holdings detracted, and Singapore-based consumer electronics firm Pertama Holdings helped. The Japanese subportfolio beat its benchmark's roughly 9% gain. Online advertising firm CyberAgent contributed, and electronic components maker Mitsumi Electric - which we sold - hurt. Elan, Sino Prosper and Pertama were not in the index.

Note to shareholders: Nicholas Price became Co-Portfolio Manager on November 1, 2011.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.55%
Actual		$ 1,000.00	$ 831.30	$ 7.15
HypotheticalA		$ 1,000.00	$ 1,017.39	$ 7.88
Class T	1.81%
Actual		$ 1,000.00	$ 830.40	$ 8.35
HypotheticalA		$ 1,000.00	$ 1,016.08	$ 9.20
Class B	2.30%
Actual		$ 1,000.00	$ 828.30	$ 10.60
HypotheticalA		$ 1,000.00	$ 1,013.61	$ 11.67
Class C	2.27%
Actual		$ 1,000.00	$ 828.30	$ 10.46
HypotheticalA		$ 1,000.00	$ 1,013.76	$ 11.52
International Small Cap	1.25%
Actual		$ 1,000.00	$ 832.50	$ 5.77
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Institutional Class	1.21%
Actual		$ 1,000.00	$ 832.90	$ 5.59
HypotheticalA		$ 1,000.00	$ 1,019.11	$ 6.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Japan 27.8%
United Kingdom 18.2%
Germany 8.5%
Australia 7.5%
France 5.1%
Ireland 3.2%
Bermuda 2.9%
Cayman Islands 2.5%
Singapore 2.3%
Other 22.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Japan 22.0%
United Kingdom 18.1%
Germany 10.2%
Australia 6.8%
France 6.7%
United States of America 3.7%
Bermuda 3.1%
Cayman Islands 2.6%
Norway 2.4%
Other 24.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.5	96.7
Bonds	0.1	0.2
Short-Term Investments and Net Other Assets	1.4	3.1
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Pertama Holdings Ltd. (Singapore, Specialty Retail)	1.3	0.7
London Mining PLC (United Kingdom, Metals & Mining)	1.0	1.0
Paddy Power PLC (Ireland) (Ireland, Hotels, Restaurants & Leisure)	0.9	0.1
Kenmare Resources PLC (Ireland, Metals & Mining)	0.9	0.9
Elan Corp. PLC (Ireland, Pharmaceuticals)	0.9	0.8
Tiger Resources Ltd. (Australia, Metals & Mining)	0.9	0.9
Ipsos SA (France, Media)	0.9	0.8
Asahi Intecc Co. Ltd. (Japan, Health Care Equipment & Supplies)	0.9	0.6
CTS Eventim AG (Germany, Media)	0.9	0.7
Lanxess AG (Germany, Chemicals)	0.9	1.0
	9.5
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.0	17.3
Industrials	17.7	18.4
Information Technology	15.0	14.9
Materials	13.6	13.8
Financials	11.3	12.4
Health Care	9.7	8.3
Energy	5.7	6.6
Consumer Staples	2.7	2.3
Telecommunication Services	1.3	2.3
Utilities	0.3	0.6

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Australia - 7.5%
Atlas Iron Ltd.	610,639	$ 1,980,723
Ausgold Ltd. (a)(e)	1,220,000	1,528,690
Austal Ltd.	848,401	2,017,722
Beach Energy Ltd.	575,255	707,059
Blackgold International Holdings Ltd.	1,950,000	447,192
carsales.com Ltd. (e)	430,178	2,224,021
Centamin Egypt Ltd. (United Kingdom) (a)	2,018,614	3,564,476
Dart Energy Ltd. (a)	3,642,982	2,344,864
DUET Group	917,947	1,599,925
Goodman Group unit	1,506,880	979,326
Horizon Oil Ltd. (a)	2,028,276	504,048
Iluka Resources Ltd.	130,860	2,175,715
Imdex Ltd.	595,564	1,300,593
Industrea Ltd.	870,384	1,167,628
Iress Market Technology Ltd.	140,627	1,120,793
Ironbark Zinc Ltd. (a)	2,305,831	726,992
Karoon Gas Australia Ltd. (a)	160,153	739,131
Kingsgate Consolidated NL	141,376	1,114,722
Linc Energy Ltd.	508,182	1,091,028
MAp Group unit	169,101	603,458
Medusa Mining Ltd.	239,743	1,685,456
Mesoblast Ltd. (a)(e)	252,300	2,145,258
Mineral Deposits Ltd. (a)	445,391	3,009,757
Mineral Deposits Ltd. (Canada) (a)	457,000	2,874,444
Mirabela Nickel Ltd. (a)	795,964	1,368,741
Monto Minerals Ltd. (a)	273,551	5,383
Navitas Ltd.	464,760	2,013,083
Northern Iron Ltd. (a)	423,362	512,891
Paladin Energy Ltd. (Australia) (a)	113,814	173,825
Panaust Ltd. (a)	455,468	1,539,223
Ramsay Health Care Ltd.	119,108	2,341,572
realestate.com.au Ltd.	84,356	1,144,994
Red 5 Ltd. (a)	4,566,367	890,754
SAI Global Ltd.	942,792	4,696,897
SEEK Ltd.	421,927	2,735,662
Sino Gas & Energy Ltd. (a)	8,152,205	364,173
SomnoMed Ltd. (a)	531,849	613,708
Tiger Resources Ltd. (a)	16,688,264	8,106,796
TPG Telecom Ltd.	891,143	1,333,188
Troy Resources NL	314,010	1,334,616
Wotif.com Holdings Ltd. (e)	562,113	2,166,275
TOTAL AUSTRALIA		68,994,802
Common Stocks - continued
	Shares	Value
Bailiwick of Jersey - 1.2%
Informa PLC	1,249,285	$ 7,280,979
LXB Retail Properties PLC (a)(i)	2,495,000	4,052,584
TOTAL BAILIWICK OF JERSEY		11,333,563
Belgium - 0.7%
EVS Broadcast Equipment SA	119,700	6,145,720
Bermuda - 2.9%
Aquarius Platinum Ltd.:
(Australia)	465,705	1,366,313
(United Kingdom)	1,502,800	4,495,254
Asia Satellite Telecommunications Holdings Ltd.	271,000	513,613
Biosensors International Group Ltd. (a)	1,769,000	1,971,308
China Animal Healthcare Ltd.	2,129,000	477,140
China LotSynergy Holdings Ltd. (a)	7,324,000	103,084
China Singyes Solar Tech Holdings Ltd.	818,000	447,262
China Water Affairs Group Ltd.	1,134,000	325,718
G-Resources Group Ltd. (a)	15,882,000	957,927
Imagi International Holdings Ltd. (a)	17,664,000	461,374
Luk Fook Holdings International Ltd.	757,000	3,245,563
Oakley Capital Investments Ltd. (a)	1,596,500	3,555,975
Petra Diamonds Ltd. (a)	2,629,100	4,862,336
Texwinca Holdings Ltd.	874,000	1,107,283
Vtech Holdings Ltd.	279,100	2,606,039
TOTAL BERMUDA		26,496,189
British Virgin Islands - 0.6%
Kalahari Energy (a)(i)	1,451,000	15
Playtech Ltd. (e)	1,183,846	5,183,262
TOTAL BRITISH VIRGIN ISLANDS		5,183,277
Canada - 0.7%
AirSea Lines (a)(i)	1,893,338	26
Banro Corp. (a)	794,600	3,379,750
Rock Well Petroleum, Inc. (a)(i)	770,400	8
Starfield Resources, Inc. (a)	4,328,075	86,835
Teranga Gold Corp. (a)	1,338,099	2,886,004
TOTAL CANADA		6,352,623
Cayman Islands - 2.5%
AirMedia Group, Inc. ADR (a)(e)	150,900	410,448
Airtac International Group	135,000	755,605
China Automation Group Ltd.	1,589,000	551,626
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
China Corn Oil Co. Ltd.	967,000	$ 410,222
China High Precision Automation Group Ltd.	712,000	251,117
China Lilang Ltd.	340,000	357,894
China Metal International Holdings, Inc.	2,002,000	356,747
China Real Estate Information Corp. ADR (a)	75,300	448,035
China ZhengTong Auto Services Holdings Ltd.	536,500	580,929
CNinsure, Inc. ADR (a)(e)	31,900	240,845
Concord Medical Services Holdings Ltd. ADR	84,800	310,368
Ctrip.com International Ltd. sponsored ADR (a)	21,900	763,434
Daphne International Holdings Ltd.	662,000	691,631
EVA Precision Industrial Holdings Ltd.	11,604,000	2,996,746
Fook Woo Group Holdings Ltd. (a)	2,055,000	388,301
Haitian International Holdings Ltd.	597,000	530,432
Kingdee International Software Group Co. Ltd.	896,400	363,132
KongZhong Corp. sponsored ADR (a)	46,600	238,592
Lee's Pharmaceutical Holdings Ltd.	595,000	225,337
Little Sheep Group Ltd.	614,000	397,728
Marwyn Value Investors II Ltd. (a)	1,971,700	4,455,098
Ming Fai International Holdings Ltd.	8,719,000	1,269,099
Minth Group Ltd.	574,000	595,563
MStar Semiconductor, Inc.	84,000	486,791
Orchid Developments Group Ltd. (a)	1,180,100	66,424
Perfect World Co. Ltd. sponsored ADR Class B (a)	34,900	454,049
Shenguan Holdings Group Ltd.	3,154,000	1,694,504
Sino-Life Group Ltd. (a)	3,020,000	97,440
SouFun Holdings Ltd. ADR (e)	25,400	324,104
VisionChina Media, Inc. ADR (a)(e)	183,500	330,300
VST Holdings Ltd. (a)	1,858,000	295,617
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	39,000	484,770
Xueda Education Group sponsored ADR	78,600	260,952
Yip's Chemical Holdings Ltd.	592,000	515,290
TOTAL CAYMAN ISLANDS		22,599,170
China - 0.9%
51job, Inc. sponsored ADR (a)	12,800	591,104
AMVIG Holdings Ltd.	764,000	476,697
Baidu.com, Inc. sponsored ADR (a)	9,800	1,373,764
Beijing Jingkelong Co. Ltd. (H Shares)	379,000	370,158
China Metal Recycling (Holdings) Ltd.	436,800	467,680
Dalian Port (PDA) Co. Ltd. (H Shares)	1,786,000	456,603
People's Food Holdings Ltd. (a)	866,000	448,715
Royale Furniture Holdings Ltd.	2,335,074	706,687
Common Stocks - continued
	Shares	Value
China - continued
Sino Prosper State Gold Resources Holdings, Ltd. (a)	74,950,000	$ 1,268,788
Weiqiao Textile Co. Ltd. (H Shares)	2,055,500	1,124,065
Zhaojin Mining Industry Co. Ltd. (H Shares)	117,000	208,890
Zhongpin, Inc. (a)(e)	40,200	371,046
Zijin Mining Group Co. Ltd. (H Shares)	1,008,000	429,035
TOTAL CHINA		8,293,232
Cyprus - 0.8%
Buried Hill Energy (Cyprus) PCL (a)(i)	1,947,000	4,867,500
Mirland Development Corp. PLC (a)	822,600	2,516,827
TOTAL CYPRUS		7,384,327
Denmark - 1.3%
DSV de Sammensluttede Vognmaend A/S	297,600	6,016,482
William Demant Holding A/S (a)	69,800	5,569,201
TOTAL DENMARK		11,585,683
France - 5.0%
Altamir Amboise (a)	584,200	5,408,694
ALTEN	125,000	3,567,002
Audika SA	113,900	2,518,867
Axway Software SA (a)	51,625	1,057,369
Devoteam SA (e)	42,500	736,961
Faiveley Transport	45,935	3,152,091
Iliad SA	41,971	4,912,717
Ipsos SA	243,672	8,002,176
LeGuide.com SA (a)	94,400	1,933,474
Maisons France Confort	93,944	3,367,236
Pierre & Vacances	19,190	753,158
Sartorius Stedim Biotech	57,000	3,865,233
Sopra Group SA	41,300	2,623,418
SR Teleperformance SA	153,600	3,248,024
Trigano SA	23,987	439,344
TOTAL FRANCE		45,585,764
Germany - 8.1%
Bilfinger Berger AG	74,327	6,663,344
CENTROTEC Sustainable AG	226,778	4,423,548
CTS Eventim AG	239,026	7,914,105
Delticom AG	49,200	5,501,501
GFK AG	142,601	6,591,341
HeidelbergCement AG	129,066	5,890,704
Lanxess AG	131,385	7,743,871
Common Stocks - continued
	Shares	Value
Germany - continued
MTU Aero Engines Holdings AG	84,500	$ 5,678,585
Rational AG	16,720	3,876,907
Rheinmetall AG	60,500	3,224,286
RIB Software AG	413,200	2,573,796
Stroer Out-of-Home Media AG (a)	194,100	2,847,319
Tom Tailor Holding AG (a)	242,500	3,785,520
United Internet AG	331,665	6,547,509
Wirecard AG	41,362	661,132
TOTAL GERMANY		73,923,468
Hong Kong - 0.7%
Convenience Retail Asia Ltd.	700,000	296,043
Dah Sing Financial Holdings Ltd.	172,000	533,943
GZI Transport Ltd.	1,294,000	558,606
I.T Ltd.	1,912,000	1,190,786
Magnificent Estates Ltd.	32,558,000	1,035,192
REXCAPITAL Financial Holdings Ltd.	11,300,000	785,838
Techtronic Industries Co. Ltd.	2,059,500	1,781,948
Tian An China Investments Co. Ltd.	750,000	396,123
YGM Trading Ltd.	115,000	269,918
TOTAL HONG KONG		6,848,397
Iceland - 0.8%
Ossur hf (a)	4,510,900	7,131,195
India - 0.5%
Ahluwalia Contracts (India) Ltd.	230,314	501,916
Educomp Solutions Ltd.	44,518	246,144
Financial Technologies India Ltd.	23,352	349,909
Geodesic Ltd.	256,340	308,497
Grasim Industries Ltd.	9,911	526,336
Indian Overseas Bank	186,286	390,401
IndusInd Bank Ltd.	91,917	560,426
PI Industries Ltd.	54,595	648,096
Thangamayil Jewellery Ltd.	253,192	879,907
TOTAL INDIA		4,411,632
Indonesia - 0.6%
PT AKR Corporindo Tbk	1,961,000	663,389
PT Clipan Finance Indonesia Tbk	9,427,900	488,389
PT Clipan Finance Indonesia Tbk warrants 10/7/14 (a)	2,275,700	28,221
PT Jasa Marga Tbk	1,205,000	519,366
PT Lippo Karawaci Tbk	5,564,125	398,922
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Mayora Indah Tbk	372,500	$ 591,391
PT Media Nusantara Citra Tbk	4,202,500	519,145
PT Mitra Adiperkasa Tbk	2,179,500	1,200,384
PT Nippon Indosari Corpindo Tbk	1,712,000	655,041
PT Tower Bersama Infrastructure Tbk	1,675,500	389,945
TOTAL INDONESIA		5,454,193
Ireland - 3.2%
Elan Corp. PLC (a)	530,300	6,289,835
Elan Corp. PLC sponsored ADR (a)	170,600	2,045,494
James Hardie Industries NV CDI (a)	162,432	1,052,159
Kenmare Resources PLC (a)	12,870,600	8,397,381
Paddy Power PLC (Ireland)	158,884	8,795,183
Petroceltic International PLC (a)	24,756,300	2,392,766
Petroneft Resources PLC (a)	1,748,000	737,812
TOTAL IRELAND		29,710,630
Isle of Man - 1.6%
Bahamas Petroleum Co. PLC (a)	13,324,710	1,547,159
Exillon Energy PLC (a)	1,163,900	5,615,352
IBS Group Holding Ltd. GDR (Reg. S)	343,200	7,361,795
TOTAL ISLE OF MAN		14,524,306
Israel - 0.1%
Sarin Technologies Ltd.	851,000	528,817
Italy - 1.7%
Piaggio & C SpA	1,031,400	3,425,651
Salvatore Ferragamo Italia SpA (a)	477,800	7,742,973
Tod's SpA	41,626	4,164,930
TOTAL ITALY		15,333,554
Japan - 27.8%
ABC-Mart, Inc.	68,700	2,690,765
Accordia Golf Co. Ltd.	2,070	1,524,208
Aica Kogyo Co. Ltd.	92,100	1,246,083
Air Water, Inc.	175,000	2,221,768
Arc Land Sakamoto Co. Ltd.	130,000	2,380,159
ARCS Co. Ltd.	310,500	5,528,920
Asahi Diamond Industrial Co. Ltd.	87,600	1,290,167
ASAHI INTECC Co. Ltd.	313,300	7,950,482
ASKUL Corp.	126,000	1,796,666
Avex Group Holdings, Inc.	181,000	2,141,587
Common Stocks - continued
	Shares	Value
Japan - continued
Calbee, Inc.	42,100	$ 1,919,445
Chiba Bank Ltd.	316,000	1,933,645
Chiyoda Corp.	255,000	2,936,882
Chugai Ro Co. Ltd.	404,000	1,187,568
Create SD Holdings Co. Ltd.	48,200	1,028,684
Credit Saison Co. Ltd.	209,900	4,096,484
CyberAgent, Inc. (e)	2,176	7,334,744
Dai-ichi Seiko Co. Ltd.	22,400	614,408
Daido Metal Co. Ltd.	469,000	4,795,740
Daihen Corp.	256,000	876,882
Daikyo, Inc. (a)	512,000	872,963
DeNA Co. Ltd.	50,100	2,162,672
Digital Garage, Inc. (a)(e)	1,179	3,860,534
Don Quijote Co. Ltd.	98,300	3,601,298
Ebara Corp.	1,324,000	4,836,031
EDION Corp.	91,800	734,605
Eiken Chemical Co. Ltd.	41,000	518,641
Exedy Corp.	131,600	3,813,015
Fippon Kayaku Co. Ltd.	139,000	1,360,157
FreeBit Co., Ltd. (e)	215	571,724
Fuji Oil Co. Ltd.	175,900	2,497,057
Fuji Seal International, Inc.	132,100	2,500,401
Furuya Metal Co. Ltd.	33,400	1,393,134
Glory Ltd.	35,700	764,222
Hamamatsu Photonics KK	40,600	1,544,906
Hi-Lex Corp.	48,500	709,390
Horiba Ltd.	65,300	2,071,698
Hulic Co. Ltd.	299,500	3,206,768
Ibiden Co. Ltd.	116,800	2,579,593
Isetan Mitsukoshi Holdings Ltd.	250,100	2,547,835
Iwatsuka Confectionary Co. Ltd.	11,600	406,140
Japan Logistics Fund, Inc.	117	1,008,436
Japan Petroleum Exploration Co. Ltd.	23,000	908,538
JP-Holdings, Inc. (e)	221,400	1,942,742
JSP Corp.	137,000	2,011,165
JTEKT Corp.	399,000	4,363,695
KOMERI Co. Ltd.	118,800	3,743,376
Kuraray Co. Ltd.	352,600	4,936,614
Maeda Corp.	595,000	2,169,453
Makino Milling Machine Co. Ltd.	242,000	1,606,545
Maruwa Ceramic Co. Ltd.	127,000	5,495,324
Melco Holdings, Inc.	83,700	2,329,189
Common Stocks - continued
	Shares	Value
Japan - continued
Message Co. Ltd.	1,789	$ 5,786,154
Misumi Group, Inc.	167,700	3,489,832
Mitsubishi UFJ Lease & Finance Co. Ltd.	97,330	3,772,101
Nabtesco Corp.	194,000	4,249,457
Nihon Kohden Corp.	90,000	2,101,412
Nihon M&A Center, Inc.	534	3,014,528
Nippon Ceramic Co. Ltd.	88,700	1,614,639
Nippon Shinyaku Co. Ltd.	216,000	2,512,334
Nippon Shokubai Co. Ltd.	424,000	4,325,027
Nomura Real Estate Holdings, Inc.	169,000	2,724,733
Nomura Real Estate Residential Fund, Inc.	426	2,069,511
NTT Urban Development Co.	1,270	874,437
OSAKA Titanium technologies Co. Ltd. (e)	60,200	3,316,210
Outsourcing, Inc. (e)	366,300	1,385,167
Pigeon Corp.	62,800	2,320,527
Point, Inc.	82,570	3,561,874
Pola Orbis Holdings, Inc.	162,300	4,339,997
Rinnai Corp.	42,800	3,197,858
Saizeriya Co. Ltd.	77,600	1,257,790
Sanken Electric Co. Ltd. (e)	1,065,000	3,996,185
Sankyu, Inc.	423,000	1,675,070
Santen Pharmaceutical Co. Ltd.	58,000	2,164,464
Sawada Holdings Co. Ltd. (a)	242,900	1,960,516
Sekisui Chemical Co. Ltd.	574,000	4,504,901
Shimadzu Corp.	272,000	2,315,897
Shimamura Co. Ltd.	40,000	4,000,936
Shin-Kobe Electric Machinery Co. Ltd. (e)	448,000	7,689,356
Shinsei Bank Ltd.	1,522,000	1,673,019
SHO-BI Corp. (e)	183,200	1,099,948
SHO-BOND Holdings Co. Ltd.	111,700	2,492,015
So-net M3, Inc. (e)	1,201	5,432,129
Sony Financial Holdings, Inc.	202,800	3,373,984
SRI Sports Ltd.	66,500	708,305
Sumitomo Mitsui Trust Holdings, Inc.	644,800	2,206,868
Sysmex Corp.	47,800	1,571,390
SystemPro Co. Ltd.	2,036	1,411,697
Takata Corp.	60,200	1,464,305
Tera Probe, Inc.	38,400	553,267
The Suruga Bank Ltd.	308,000	2,567,830
Toho Co. Ltd.	116,400	2,002,433
Tokyu Livable, Inc. (e)	157,200	1,415,516
Toshiba Plant Systems & Services Corp.	249,000	2,662,195
Common Stocks - continued
	Shares	Value
Japan - continued
Toto Ltd.	529,000	$ 4,399,195
Tsubakimoto Chain Co.	404,000	2,073,675
Xebio Co. Ltd.	54,100	1,310,126
Yamatake Corp.	66,700	1,475,835
Yamato Kogyo Co. Ltd.	80,000	2,023,821
TOTAL JAPAN		254,701,614
Korea (South) - 0.5%
Daou Technology, Inc.	190,310	1,708,661
Duksan Hi-Metal Co. Ltd. (a)	55,341	1,242,745
KC Tech Co. Ltd.	129,924	595,482
Medy-Tox, Inc.	24,874	453,187
TK Corp. (a)	33,575	619,360
TOTAL KOREA (SOUTH)		4,619,435
Luxembourg - 0.9%
GlobeOp Financial Services SA	1,176,485	5,392,266
SAF-Holland SA (a)(e)	420,100	2,608,636
TOTAL LUXEMBOURG		8,000,902
Malaysia - 0.3%
JobStreet Corp. Bhd	1,223,100	943,764
Lion Industries Corp. Bhd	722,500	357,160
Muhibbah Engineering (M) Bhd	1,050,100	412,133
Top Glove Corp. Bhd	222,000	308,230
WCT Bhd	560,100	471,811
TOTAL MALAYSIA		2,493,098
Netherlands - 1.1%
Gemalto NV	167,770	7,654,873
SMARTRAC NV (a)	24,426	354,933
Wavin NV (a)	296,512	2,203,952
TOTAL NETHERLANDS		10,213,758
Norway - 1.3%
Aker Solutions ASA	389,100	4,525,150
Schibsted ASA (B Shares)	214,200	5,605,457
Sevan Drilling ASA	2,350,000	1,890,940
Sevan Marine ASA (a)(e)	2,052,500	103,222
TOTAL NORWAY		12,124,769
Common Stocks - continued
	Shares	Value
Philippines - 0.2%
Alliance Global Group, Inc.	3,295,000	$ 819,210
Belle Corp. (a)	7,310,000	653,245
TOTAL PHILIPPINES		1,472,455
Poland - 0.6%
Warsaw Stock Exchange	424,200	5,988,737
Singapore - 2.3%
CSE Global Ltd.	1,069,000	711,508
First (REIT)	997,000	629,207
Goodpack Ltd.	1,516,000	2,019,759
Hyflux Ltd.	597,000	677,731
OSIM International Ltd.	1,036,000	1,018,129
Pertama Holdings Ltd. (f)	23,060,000	11,809,703
Petra Foods Ltd.	370,000	481,007
Raffles Medical Group Ltd.	436,205	775,556
Sakari Resources Ltd.	627,000	1,170,802
Venture Corp. Ltd.	259,000	1,380,859
Yanlord Land Group Ltd.	668,000	541,882
TOTAL SINGAPORE		21,216,143
South Africa - 0.3%
Blue Label Telecoms Ltd.	3,254,300	2,329,098
Sweden - 1.3%
Elekta AB (B Shares) (e)	180,000	7,203,258
Modern Times Group MTG AB (B Shares)	87,500	4,641,041
TOTAL SWEDEN		11,844,299
Switzerland - 0.9%
Leclanche SA (a)	77,770	1,542,018
VZ Holding AG	57,960	6,604,752
TOTAL SWITZERLAND		8,146,770
Taiwan - 0.2%
Lung Yen Life Service Co. Ltd.	121,000	374,623
Pacific Hospital Supply Co. Ltd.	91,000	297,779
Tong Hsing Electronics Industries Ltd.	216,721	549,116
Topoint Technology Co. Ltd.	557,000	397,056
WPG Holding Co. Ltd.	294,000	355,006
TOTAL TAIWAN		1,973,580
Thailand - 0.2%
TISCO Financial Group PCL	401,300	445,721
Common Stocks - continued
	Shares	Value
Thailand - continued
Toyo-Thai Corp. PCL	5,714,500	$ 1,729,343
Toyo-Thai Corp. PCL NVDR	168,000	50,949
TOTAL THAILAND		2,226,013
United Kingdom - 18.2%
African Barrick Gold Ltd.	660,600	5,736,835
Amerisur Resources PLC (a)	8,152,624	1,671,659
Ashmore Group PLC	1,196,700	6,639,639
ASOS PLC (a)	38,570	965,160
Aurelian Oil & Gas PLC (a)	5,996,200	1,856,295
Avanti Communications Group PLC (a)(e)	494,400	2,466,779
Aveva Group PLC	203,000	5,161,405
Bond International Software PLC	843,266	596,702
Borders & Southern Petroleum PLC (a)	698,500	544,814
Bowleven PLC (a)(e)	450,100	785,378
Brammer PLC	1,380,200	5,923,658
Cadogan Petroleum PLC (a)	1,723,100	1,177,713
Central Asia Metals PLC (a)	1,538,400	1,682,357
Ceres Power Holdings PLC (a)	233,800	59,220
China Goldmines PLC (a)	669,353	232,514
Cove Energy PLC (a)	2,959,800	4,402,954
Craneware PLC	847,300	7,630,716
Faroe Petroleum PLC (a)	480,947	1,237,534
GoIndustry-DoveBid PLC (a)	117,989	92,977
ICAP PLC	897,900	5,835,215
IG Group Holdings PLC	994,884	7,457,472
International Personal Finance PLC	1,431,100	6,310,699
Jazztel PLC (a)(e)	409,000	2,365,943
Johnson Matthey PLC	187,700	5,671,933
Jubilee Platinum PLC (a)	2,985,047	774,089
Keronite PLC (a)(i)	13,620,267	219
London Mining PLC (a)	1,736,500	8,915,501
Michael Page International PLC	970,400	6,270,480
Moneysupermarket.com Group PLC	3,920,400	6,746,122
Monitise PLC (a)	4,772,600	2,916,612
Mothercare PLC	547,400	1,481,593
Nautical Petroleum PLC (a)	435,207	2,071,704
NCC Group Ltd.	239,415	2,552,730
Ocado Group PLC (a)(e)	1,180,900	1,778,529
Pureprofile Media PLC (a)(i)	1,108,572	713,122
Regenersis PLC (a)	1,425,100	1,781,910
Robert Walters PLC	937,800	3,091,748
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Rockhopper Exploration PLC (a)	1,154,500	$ 3,973,267
Royalblue Group PLC	202,542	5,299,595
SDL PLC	495,062	5,246,686
Serco Group PLC	481,786	4,025,129
Silverdell PLC (a)	6,644,400	1,081,909
Sinclair Pharma PLC (a)	4,408,649	1,807,947
Sphere Medical Holding PLC (i)	568,406	1,553,988
Sthree PLC	1,128,809	5,175,565
Synergy Health PLC	299,653	4,016,653
Ted Baker PLC	486,475	6,033,867
TMO Renewables Ltd. (i)	1,000,000	562,870
Travis Perkins PLC	405,400	5,610,153
Valiant Petroleum PLC (a)	437,400	3,427,446
Wolfson Microelectronics PLC (a)	1,756,400	3,304,832
Zenergy Power PLC (a)	855,520	159,942
TOTAL UNITED KINGDOM		166,879,779
United States of America - 0.7%
ChinaCast Education Corp. (a)(e)	70,100	281,802
CTC Media, Inc.	192,200	2,212,222
KIT Digital, Inc. (a)(e)	428,400	3,855,600
Mudalla Technology, Inc. (a)	996,527	16
XL TechGroup, Inc. (a)	1,329,250	21
YOU On Demand Holdings, Inc. (a)	6,523,000	455,958
TOTAL UNITED STATES OF AMERICA		6,805,619
TOTAL COMMON STOCKS (Cost $894,072,982)		898,856,611
Convertible Bonds - 0.1%
		Principal Amount (d)
France - 0.1%
Pierre Et Vacances La Defense 4% 10/1/15 (h)	EUR	1,196,800	1,075,042
United Kingdom - 0.0%
Sphere Medical Holding PLC 8% 12/31/12 (i)	GBP	101,923	163,913
TOTAL CONVERTIBLE BONDS (Cost $1,416,277)			1,238,955
Government Obligations - 0.1%
		Principal Amount (d)	Value
Germany - 0.1%
German Federal Republic 0.1521% to 0.2372% 11/9/11 to 11/23/11 (g) (Cost $747,359)	EUR	550,000	$ 760,975
Money Market Funds - 4.1%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	2,652,401	2,652,401
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	34,344,415	34,344,415
TOTAL MONEY MARKET FUNDS (Cost $36,996,816)		36,996,816
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $933,233,434)		937,853,357
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(22,869,202)
NET ASSETS - 100%		$ 914,984,155
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
86 Eurex EURO STOXX 50 Index Contracts (Germany)	Dec. 2011	$ 2,842,088	$ (113,279)

The face value of futures purchased as a percentage of net assets is 0.3%
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $691,784.
(h) Principal amount shown represents units.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,914,245 or 1.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
AirSea Lines	8/4/06	$ 1,199,182
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,141,700
Kalahari Energy	9/1/06	$ 1,813,750
Keronite PLC	8/16/06	$ 1,548,992
LXB Retail Properties PLC	5/26/11	$ 4,661,808
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173,341
Rock Well Petroleum, Inc.	4/13/06	$ 1,004,171
Sphere Medical Holding PLC	8/27/08 - 8/22/11	$ 1,697,579
Sphere Medical Holding PLC 8% 12/31/12	4/21/11 - 10/24/11	$ 166,822
TMO Renewables Ltd.	10/27/05	$ 535,065
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 63,355
Fidelity Securities Lending Cash Central Fund	916,949
Total	$ 980,304
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Centurion Electronics PLC	$ 12	$ -	$ 109	$ -	$ -
Pertama Holdings Ltd.	7,080,399	1,144,853	223,172	1,146,797	11,809,703
Total	$ 7,080,411	$ 1,144,853	$ 223,281	$ 1,146,797	$ 11,809,703
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 254,701,614	$ -	$ 254,701,614	$ -
United Kingdom	166,879,779	163,817,066	-	3,062,713
Germany	73,923,468	73,923,468	-	-
Australia	68,994,802	6,438,920	62,555,882	-
France	45,585,764	45,585,764	-	-
Ireland	29,710,630	22,368,636	7,341,994	-
Bermuda	26,496,189	12,913,565	13,582,624	-
Cayman Islands	22,599,170	8,787,419	13,560,634	251,117
Singapore	21,216,143	-	21,216,143	-
Cyprus	7,384,327	2,516,827	-	4,867,500
United States of America	6,805,619	6,805,582	-	37
Canada	6,352,623	6,352,589	-	34
British Virgin Islands	5,183,277	5,183,262	-	15
Other	163,023,206	128,510,723	34,512,483	-
Corporate Bonds	1,238,955	-	1,075,042	163,913
Government Obligations	760,975	-	760,975	-
Money Market Funds	36,996,816	36,996,816	-	-
Total Investments in Securities:	$ 937,853,357	$ 520,200,637	$ 409,307,391	$ 8,345,329
Derivative Instruments:
Liabilities
Futures Contracts	$ (113,279)	$ (113,279)	$ -	$ -
Transfers from Level 1 to Level 2 during the period were $210,157,354.
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 8,166,674
Total Realized Gain (Loss)	(5,310,046)
Total Unrealized Gain (Loss)	5,514,712
Cost of Purchases	202,673
Proceeds of Sales	(158,598)
Amortization/Accretion	-
Transfers in to Level 3	453,769
Transfers out of Level 3	(523,855)
Ending Balance	$ 8,345,329
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ 205,883

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of October 31, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (113,279)
Total Value of Derivatives	$ -	$ (113,279)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $65,361,612 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $32,083,640) - See accompanying schedule: Unaffiliated issuers (cost $889,824,332)	$ 889,046,838
Fidelity Central Funds (cost $36,996,816)	36,996,816
Other affiliated issuers (cost $6,412,286)	11,809,703
Total Investments (cost $933,233,434)		$ 937,853,357
Foreign currency held at value (cost $685,308)		675,490
Receivable for investments sold		16,030,490
Receivable for fund shares sold		676,296
Dividends receivable		3,020,183
Interest receivable		8,399
Distributions receivable from Fidelity Central Funds		90,125
Prepaid expenses		4,727
Other receivables		47,683
Total assets		958,406,750

Liabilities
Payable to custodian bank	$ 2,590,473
Payable for investments purchased	694,635
Payable for fund shares redeemed	4,600,143
Accrued management fee	724,220
Distribution and service plan fees payable	19,270
Payable for daily variation margin on futures contracts	82,870
Other affiliated payables	249,776
Other payables and accrued expenses	116,793
Collateral on securities loaned, at value	34,344,415
Total liabilities		43,422,595

Net Assets		$ 914,984,155
Net Assets consist of:
Paid in capital		$ 981,093,471
Undistributed net investment income		8,017,124
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(78,629,647)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,503,207
Net Assets		$ 914,984,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($17,185,173 ÷ 905,703 shares)	$ 18.97

Maximum offering price per share (100/94.25 of $18.97)	$ 20.13
Class T: Net Asset Value and redemption price per share ($13,743,891 ÷ 731,123 shares)	$ 18.80

Maximum offering price per share (100/96.50 of $18.80)	$ 19.48
Class B: Net Asset Value and offering price per share ($2,067,349 ÷ 112,497 shares)A	$ 18.38

Class C: Net Asset Value and offering price per share ($9,544,545 ÷ 519,249 shares)A	$ 18.38

International Small Cap: Net Asset Value, offering price and redemption price per share ($856,691,635 ÷ 44,550,818 shares)	$ 19.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($15,751,562 ÷ 818,833 shares)	$ 19.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends (including $1,146,797 earned from other affiliated issuers)		$ 21,550,414
Interest		63,975
Income from Fidelity Central Funds		980,304
Income before foreign taxes withheld		22,594,693
Less foreign taxes withheld		(1,429,635)
Total income		21,165,058

Expenses
Management fee Basic fee	$ 8,945,294
Performance adjustment	442,233
Transfer agent fees	2,603,163
Distribution and service plan fees	287,441
Accounting and security lending fees	491,914
Custodian fees and expenses	359,301
Independent trustees' compensation	5,687
Registration fees	122,881
Audit	145,078
Legal	3,942
Miscellaneous	9,145
Total expenses before reductions	13,416,079
Expense reductions	(268,142)	13,147,937
Net investment income (loss)		8,017,121
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $21,350)	37,978,566
Other affiliated issuers	(210,119)
Foreign currency transactions	4,325
Futures contracts	(2,512,331)
Total net realized gain (loss)		35,260,441
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $17,178)	(96,611,078)
Assets and liabilities in foreign currencies	(53,087)
Futures contracts	(166,462)
Total change in net unrealized appreciation (depreciation)		(96,830,627)
Net gain (loss)		(61,570,186)
Net increase (decrease) in net assets resulting from operations		$ (53,553,065)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,017,121	$ 2,524,061
Net realized gain (loss)	35,260,441	45,718,988
Change in net unrealized appreciation (depreciation)	(96,830,627)	97,376,459
Net increase (decrease) in net assets resulting from operations	(53,553,065)	145,619,508
Distributions to shareholders from net investment income	(2,430,566)	(3,368,409)
Distributions to shareholders from net realized gain	(28,246,937)	(14,323,742)
Total distributions	(30,677,503)	(17,692,151)
Share transactions - net increase (decrease)	129,451,482	26,936,768
Redemption fees	283,575	118,859
Total increase (decrease) in net assets	45,504,489	154,982,984

Net Assets
Beginning of period	869,479,666	714,496,682
End of period (including undistributed net investment income of $8,017,124 and undistributed net investment income of $2,441,101, respectively)	$ 914,984,155	$ 869,479,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.42	$ 17.28	$ 11.91	$ 31.14	$ 28.79
Income from Investment Operations
Net investment income (loss) C	.10	.03	.06	- H	.03
Net realized and unrealized gain (loss)	(.88)	3.51	5.31	(14.03)	7.97
Total from investment operations	(.78)	3.54	5.37	(14.03)	8.00
Distributions from net investment income	(.02)	(.06)	-	(.03)	-
Distributions from net realized gain	(.66)	(.34)	-	(5.18)	(5.65)
Total distributions	(.68)	(.40)	-	(5.20) I	(5.65)
Redemption fees added to paid in capital C	.01	- H	- H	- H	- H
Net asset value, end of period	$ 18.97	$ 20.42	$ 17.28	$ 11.91	$ 31.14
Total Return A,B	(4.00)%	20.85%	45.09%	(53.35)%	33.43%
Ratios to Average Net Assets D,G
Expenses before reductions	1.56%	1.71%	1.75%	1.82%	1.53%
Expenses net of fee waivers, if any	1.55%	1.65%	1.65%	1.65%	1.53%
Expenses net of all reductions	1.54%	1.63%	1.62%	1.60%	1.49%
Net investment income (loss)	.49%	.16%	.41%	-% F	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,185	$ 19,720	$ 17,590	$ 13,561	$ 38,585
Portfolio turnover rate E	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $5.20 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.23	$ 17.14	$ 11.84	$ 30.96	$ 28.64
Income from Investment Operations
Net investment income (loss) C	.05	(.02)	.02	(.05)	(.04)
Net realized and unrealized gain (loss)	(.86)	3.47	5.28	(13.95)	7.93
Total from investment operations	(.81)	3.45	5.30	(14.00)	7.89
Distributions from net investment income	-	(.02)	-	-	-
Distributions from net realized gain	(.63)	(.34)	-	(5.12)	(5.57)
Total distributions	(.63)	(.36)	-	(5.12)	(5.57)
Redemption fees added to paid in capital C	.01	- G	- G	- G	- G
Net asset value, end of period	$ 18.80	$ 20.23	$ 17.14	$ 11.84	$ 30.96
Total Return A,B	(4.18)%	20.46%	44.76%	(53.46)%	33.07%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	1.97%	2.00%	2.07%	1.77%
Expenses net of fee waivers, if any	1.81%	1.90%	1.90%	1.90%	1.77%
Expenses net of all reductions	1.79%	1.88%	1.86%	1.86%	1.73%
Net investment income (loss)	.24%	(.09)%	.16%	(.25)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,744	$ 16,092	$ 15,760	$ 13,493	$ 40,823
Portfolio turnover rate E	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.79	$ 16.78	$ 11.65	$ 30.49	$ 28.26
Income from Investment Operations
Net investment income (loss) C	(.05)	(.10)	(.04)	(.16)	(.18)
Net realized and unrealized gain (loss)	(.85)	3.39	5.17	(13.73)	7.82
Total from investment operations	(.90)	3.29	5.13	(13.89)	7.64
Distributions from net realized gain	(.52)	(.28)	-	(4.95)	(5.41)
Redemption fees added to paid in capital C	.01	- G	- G	- G	- G
Net asset value, end of period	$ 18.38	$ 19.79	$ 16.78	$ 11.65	$ 30.49
Total Return A,B	(4.68)%	19.90%	44.03%	(53.68)%	32.38%
Ratios to Average Net Assets D,F
Expenses before reductions	2.32%	2.47%	2.49%	2.58%	2.30%
Expenses net of fee waivers, if any	2.30%	2.40%	2.40%	2.40%	2.30%
Expenses net of all reductions	2.29%	2.38%	2.36%	2.36%	2.26%
Net investment income (loss)	(.26)%	(.59)%	(.33)%	(.75)%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,067	$ 3,457	$ 3,601	$ 3,230	$ 10,704
Portfolio turnover rate E	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.85	$ 16.85	$ 11.70	$ 30.62	$ 28.33
Income from Investment Operations
Net investment income (loss) C	(.04)	(.10)	(.04)	(.16)	(.17)
Net realized and unrealized gain (loss)	(.85)	3.40	5.19	(13.78)	7.85
Total from investment operations	(.89)	3.30	5.15	(13.94)	7.68
Distributions from net realized gain	(.59)	(.30)	-	(4.98)	(5.39)
Redemption fees added to paid in capital C	.01	- G	- G	- G	- G
Net asset value, end of period	$ 18.38	$ 19.85	$ 16.85	$ 11.70	$ 30.62
Total Return A,B	(4.64)%	19.86%	44.02%	(53.67)%	32.39%
Ratios to Average Net Assets D,F
Expenses before reductions	2.27%	2.42%	2.49%	2.57%	2.26%
Expenses net of fee waivers, if any	2.26%	2.40%	2.40%	2.40%	2.26%
Expenses net of all reductions	2.24%	2.37%	2.36%	2.36%	2.22%
Net investment income (loss)	(.21)%	(.59)%	(.33)%	(.76)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,545	$ 13,501	$ 5,814	$ 5,658	$ 20,094
Portfolio turnover rate E	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.66	$ 17.48	$ 12.03	$ 31.44	$ 29.03
Income from Investment Operations
Net investment income (loss) B	.17	.07	.08	.03	.12
Net realized and unrealized gain (loss)	(.89)	3.53	5.37	(14.14)	8.03
Total from investment operations	(.72)	3.60	5.45	(14.11)	8.15
Distributions from net investment income	(.06)	(.08)	-	(.12)	(.07)
Distributions from net realized gain	(.66)	(.34)	-	(5.18)	(5.67)
Total distributions	(.72)	(.42)	-	(5.30)	(5.74)
Redemption fees added to paid in capital B	.01	- F	- F	- F	- F
Net asset value, end of period	$ 19.23	$ 20.66	$ 17.48	$ 12.03	$ 31.44
Total Return A	(3.65)%	21.02%	45.30%	(53.25)%	33.82%
Ratios to Average Net Assets C,E
Expenses before reductions	1.26%	1.44%	1.48%	1.49%	1.19%
Expenses net of fee waivers, if any	1.25%	1.44%	1.48%	1.49%	1.19%
Expenses net of all reductions	1.23%	1.42%	1.44%	1.44%	1.15%
Net investment income (loss)	.80%	.37%	.58%	.16%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 856,692	$ 808,478	$ 669,035	$ 536,291	$ 1,663,761
Portfolio turnover rate D	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.66	$ 17.47	$ 12.01	$ 31.38	$ 28.99
Income from Investment Operations
Net investment income (loss) B	.18	.09	.09	.05	.12
Net realized and unrealized gain (loss)	(.89)	3.53	5.37	(14.12)	8.02
Total from investment operations	(.71)	3.62	5.46	(14.07)	8.14
Distributions from net investment income	(.06)	(.09)	-	(.12)	(.07)
Distributions from net realized gain	(.66)	(.34)	-	(5.18)	(5.68)
Total distributions	(.72)	(.43)	-	(5.30)	(5.75)
Redemption fees added to paid in capital B	.01	- F	- F	- F	- F
Net asset value, end of period	$ 19.24	$ 20.66	$ 17.47	$ 12.01	$ 31.38
Total Return A	(3.62)%	21.15%	45.46%	(53.22)%	33.84%
Ratios to Average Net Assets C,E
Expenses before reductions	1.22%	1.34%	1.45%	1.49%	1.18%
Expenses net of fee waivers, if any	1.21%	1.34%	1.40%	1.40%	1.18%
Expenses net of all reductions	1.19%	1.31%	1.37%	1.35%	1.14%
Net investment income (loss)	.84%	.47%	.66%	.25%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,752	$ 8,231	$ 2,696	$ 2,217	$ 7,774
Portfolio turnover rate D	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Institutional Class shares each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs) futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and foreign government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 149,880,839
Gross unrealized depreciation	(171,005,789)
Net unrealized appreciation (depreciation) on securities and other investments	$ (21,124,950)

Tax Cost	$ 958,978,307

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,493,962
Capital loss carryforward	$ (65,361,612)
Net unrealized appreciation (depreciation)	$ (21,244,105)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 30,677,503	$ 17,692,151

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Funds' financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Annual Report

5. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period, the Fund recognized net realized gain (loss) of $(2,512,331) and a change in net unrealized appreciation (depreciation) of $(166,462) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $610,178,106 and $471,939,072, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Small Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .90% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 51,630	$ 463
Class T	.25%	.25%	80,842	106
Class B	.75%	.25%	28,921	21,741
Class C	.75%	.25%	126,048	9,890
			$ 287,441	$ 32,200

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,134
Class T	1,971
Class B*	3,356
Class C*	712
$ 14,173

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 62,531.30
Class T	49,403.31
Class B	8,779.30
Class C	32,009.25
International Small Cap	2,420,969.25
Institutional Class	29,472.21
	$ 2,603,163

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $215 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,143 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $432,000. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $916,949, including $2,558 from securities loaned to FCM.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $108,473.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $159,669 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 15,709	$ 59,453
Class T	-	16,412
International Small Cap	2,403,692	3,278,578
Institutional Class	11,165	13,966
Total	$ 2,430,566	$ 3,368,409

Annual Report

11. Distributions to Shareholders - continued

Years ended October 31,	2011	2010
From net realized gain
Class A	$ 648,961	$ 354,632
Class T	496,268	310,013
Class B	87,007	60,241
Class C	402,241	116,929
International Small Cap	26,480,677	13,430,315
Institutional Class	131,783	51,612
Total	$ 28,246,937	$ 14,323,742

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	472,219	380,659	$ 10,051,889	$ 6,723,746
Reinvestment of distributions	30,361	22,435	616,326	393,061
Shares redeemed	(562,759)	(454,943)	(11,902,630)	(8,359,905)
Net increase (decrease)	(60,179)	(51,849)	$ (1,234,415)	$ (1,243,098)
Class T
Shares sold	237,757	143,286	$ 5,055,416	$ 2,532,790
Reinvestment of distributions	24,155	18,371	486,714	319,658
Shares redeemed	(326,059)	(286,001)	(6,629,520)	(4,986,007)
Net increase (decrease)	(64,147)	(124,344)	$ (1,087,390)	$ (2,133,559)
Class B
Shares sold	21,873	14,694	$ 464,854	$ 256,700
Reinvestment of distributions	4,142	3,302	81,975	56,465
Shares redeemed	(88,228)	(57,958)	(1,778,852)	(990,211)
Net increase (decrease)	(62,213)	(39,962)	$ (1,232,023)	$ (677,046)
Class C
Shares sold	128,685	430,838	$ 2,661,361	$ 7,671,593
Reinvestment of distributions	19,105	6,001	378,079	102,910
Shares redeemed	(308,659)	(101,847)	(6,253,765)	(1,759,170)
Net increase (decrease)	(160,869)	334,992	$ (3,214,325)	$ 6,015,333
International Small Cap
Shares sold	17,502,789	10,330,000	$ 375,309,666	$ 188,548,758
Reinvestment of distributions	1,321,812	888,440	27,110,370	15,725,385
Shares redeemed	(13,398,001)	(10,371,667)	(275,580,654)	(183,663,034)
Net increase (decrease)	5,426,600	846,773	$ 126,839,382	$ 20,611,109
Institutional Class
Shares sold	798,910	288,839	$ 17,190,303	$ 5,178,797
Reinvestment of distributions	5,609	2,890	115,044	51,087
Shares redeemed	(384,085)	(47,677)	(7,925,094)	(865,855)
Net increase (decrease)	420,434	244,052	$ 9,380,253	$ 4,364,029

Annual Report

Notes to Financial Statements - continued

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in the net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/05/11	12/02/11	$0.108	$0.272
Class T	12/05/11	12/02/11	$0.029	$0.272
Class B	12/05/11	12/02/11	$0.000	$0.147
Class C	12/05/11	12/02/11	$0.000	$0.186

Class A designates 26%; Class T designates 28%; Class B designates 34%; and Class C designates 30%of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/06/10	$0.185	$0.0124
Class T	12/06/10	$0.172	$0.0124
Class B	12/06/10	$0.143	$0.0124
Class C	12/06/10	$0.162	$0.0124

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AISC-UANN-1211
1.793568.108

(Fidelity Logo)

Fidelity Advisor®

International Small Cap

Fund - Institutional Class

Annual Report

October 31, 2011

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® International Small Cap Fund

Contents

Chairman's Message	4	The Chairman's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion of Fund Performance	6	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	27	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	37	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	49
Trustees and Officers	50
Distributions	61
Board Approval of Investment Advisory Contracts and Management Fees	62

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Life of fundA
Institutional Class B	-3.62%	1.24%	15.26%

A From September 18, 2002.

B The initial offering of Institutional Class shares took place on May 27, 2003. Returns prior to May 27, 2003 are those of Fidelity® International Small Cap Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Fund - Institutional Class, a class of the fund, on September 18, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Small Cap Index performed over the same period. The initial offering of Institutional Class took place on May 27, 2003. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Colin Stone, Dale Nicholls and Nicholas Price, Co-Portfolio Managers of Fidelity Advisor® International Small Cap Fund: For the year, the fund's Institutional Class shares returned -3.62%, lagging the -2.39% mark of the MSCI® EAFE® (Europe, Australasia, Far East) Small Cap Index. Positioning in energy and industrials meaningfully detracted. By contrast, our stakes in health care and financials notably contributed. Geographically, our picks in the U.K. and an overweighting in China hurt, while security selection in Europe, Japan and elsewhere in Asia-Pacific helped. The Europe/Middle East/Africa subportfolio had the weakest performance. U.K. energy firm Aurelian Oil & Gas detracted, while Irish biopharmaceutical firm Elan added value. The Asia-Pacific ex Japan subportfolio finished about even with its benchmark's modest loss. Sino Prosper State Gold Resources Holdings detracted, and Singapore-based consumer electronics firm Pertama Holdings helped. The Japanese subportfolio beat its benchmark's roughly 9% gain. Online advertising firm CyberAgent contributed, and electronic components maker Mitsumi Electric - which we sold - hurt. Elan, Sino Prosper and Pertama were not in the index.

Note to shareholders: Nicholas Price became Co-Portfolio Manager on November 1, 2011.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.55%
Actual		$ 1,000.00	$ 831.30	$ 7.15
HypotheticalA		$ 1,000.00	$ 1,017.39	$ 7.88
Class T	1.81%
Actual		$ 1,000.00	$ 830.40	$ 8.35
HypotheticalA		$ 1,000.00	$ 1,016.08	$ 9.20
Class B	2.30%
Actual		$ 1,000.00	$ 828.30	$ 10.60
HypotheticalA		$ 1,000.00	$ 1,013.61	$ 11.67
Class C	2.27%
Actual		$ 1,000.00	$ 828.30	$ 10.46
HypotheticalA		$ 1,000.00	$ 1,013.76	$ 11.52
International Small Cap	1.25%
Actual		$ 1,000.00	$ 832.50	$ 5.77
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Institutional Class	1.21%
Actual		$ 1,000.00	$ 832.90	$ 5.59
HypotheticalA		$ 1,000.00	$ 1,019.11	$ 6.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Japan 27.8%
United Kingdom 18.2%
Germany 8.5%
Australia 7.5%
France 5.1%
Ireland 3.2%
Bermuda 2.9%
Cayman Islands 2.5%
Singapore 2.3%
Other 22.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Japan 22.0%
United Kingdom 18.1%
Germany 10.2%
Australia 6.8%
France 6.7%
United States of America 3.7%
Bermuda 3.1%
Cayman Islands 2.6%
Norway 2.4%
Other 24.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.5	96.7
Bonds	0.1	0.2
Short-Term Investments and Net Other Assets	1.4	3.1
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Pertama Holdings Ltd. (Singapore, Specialty Retail)	1.3	0.7
London Mining PLC (United Kingdom, Metals & Mining)	1.0	1.0
Paddy Power PLC (Ireland) (Ireland, Hotels, Restaurants & Leisure)	0.9	0.1
Kenmare Resources PLC (Ireland, Metals & Mining)	0.9	0.9
Elan Corp. PLC (Ireland, Pharmaceuticals)	0.9	0.8
Tiger Resources Ltd. (Australia, Metals & Mining)	0.9	0.9
Ipsos SA (France, Media)	0.9	0.8
Asahi Intecc Co. Ltd. (Japan, Health Care Equipment & Supplies)	0.9	0.6
CTS Eventim AG (Germany, Media)	0.9	0.7
Lanxess AG (Germany, Chemicals)	0.9	1.0
	9.5
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.0	17.3
Industrials	17.7	18.4
Information Technology	15.0	14.9
Materials	13.6	13.8
Financials	11.3	12.4
Health Care	9.7	8.3
Energy	5.7	6.6
Consumer Staples	2.7	2.3
Telecommunication Services	1.3	2.3
Utilities	0.3	0.6

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Australia - 7.5%
Atlas Iron Ltd.	610,639	$ 1,980,723
Ausgold Ltd. (a)(e)	1,220,000	1,528,690
Austal Ltd.	848,401	2,017,722
Beach Energy Ltd.	575,255	707,059
Blackgold International Holdings Ltd.	1,950,000	447,192
carsales.com Ltd. (e)	430,178	2,224,021
Centamin Egypt Ltd. (United Kingdom) (a)	2,018,614	3,564,476
Dart Energy Ltd. (a)	3,642,982	2,344,864
DUET Group	917,947	1,599,925
Goodman Group unit	1,506,880	979,326
Horizon Oil Ltd. (a)	2,028,276	504,048
Iluka Resources Ltd.	130,860	2,175,715
Imdex Ltd.	595,564	1,300,593
Industrea Ltd.	870,384	1,167,628
Iress Market Technology Ltd.	140,627	1,120,793
Ironbark Zinc Ltd. (a)	2,305,831	726,992
Karoon Gas Australia Ltd. (a)	160,153	739,131
Kingsgate Consolidated NL	141,376	1,114,722
Linc Energy Ltd.	508,182	1,091,028
MAp Group unit	169,101	603,458
Medusa Mining Ltd.	239,743	1,685,456
Mesoblast Ltd. (a)(e)	252,300	2,145,258
Mineral Deposits Ltd. (a)	445,391	3,009,757
Mineral Deposits Ltd. (Canada) (a)	457,000	2,874,444
Mirabela Nickel Ltd. (a)	795,964	1,368,741
Monto Minerals Ltd. (a)	273,551	5,383
Navitas Ltd.	464,760	2,013,083
Northern Iron Ltd. (a)	423,362	512,891
Paladin Energy Ltd. (Australia) (a)	113,814	173,825
Panaust Ltd. (a)	455,468	1,539,223
Ramsay Health Care Ltd.	119,108	2,341,572
realestate.com.au Ltd.	84,356	1,144,994
Red 5 Ltd. (a)	4,566,367	890,754
SAI Global Ltd.	942,792	4,696,897
SEEK Ltd.	421,927	2,735,662
Sino Gas & Energy Ltd. (a)	8,152,205	364,173
SomnoMed Ltd. (a)	531,849	613,708
Tiger Resources Ltd. (a)	16,688,264	8,106,796
TPG Telecom Ltd.	891,143	1,333,188
Troy Resources NL	314,010	1,334,616
Wotif.com Holdings Ltd. (e)	562,113	2,166,275
TOTAL AUSTRALIA		68,994,802
Common Stocks - continued
	Shares	Value
Bailiwick of Jersey - 1.2%
Informa PLC	1,249,285	$ 7,280,979
LXB Retail Properties PLC (a)(i)	2,495,000	4,052,584
TOTAL BAILIWICK OF JERSEY		11,333,563
Belgium - 0.7%
EVS Broadcast Equipment SA	119,700	6,145,720
Bermuda - 2.9%
Aquarius Platinum Ltd.:
(Australia)	465,705	1,366,313
(United Kingdom)	1,502,800	4,495,254
Asia Satellite Telecommunications Holdings Ltd.	271,000	513,613
Biosensors International Group Ltd. (a)	1,769,000	1,971,308
China Animal Healthcare Ltd.	2,129,000	477,140
China LotSynergy Holdings Ltd. (a)	7,324,000	103,084
China Singyes Solar Tech Holdings Ltd.	818,000	447,262
China Water Affairs Group Ltd.	1,134,000	325,718
G-Resources Group Ltd. (a)	15,882,000	957,927
Imagi International Holdings Ltd. (a)	17,664,000	461,374
Luk Fook Holdings International Ltd.	757,000	3,245,563
Oakley Capital Investments Ltd. (a)	1,596,500	3,555,975
Petra Diamonds Ltd. (a)	2,629,100	4,862,336
Texwinca Holdings Ltd.	874,000	1,107,283
Vtech Holdings Ltd.	279,100	2,606,039
TOTAL BERMUDA		26,496,189
British Virgin Islands - 0.6%
Kalahari Energy (a)(i)	1,451,000	15
Playtech Ltd. (e)	1,183,846	5,183,262
TOTAL BRITISH VIRGIN ISLANDS		5,183,277
Canada - 0.7%
AirSea Lines (a)(i)	1,893,338	26
Banro Corp. (a)	794,600	3,379,750
Rock Well Petroleum, Inc. (a)(i)	770,400	8
Starfield Resources, Inc. (a)	4,328,075	86,835
Teranga Gold Corp. (a)	1,338,099	2,886,004
TOTAL CANADA		6,352,623
Cayman Islands - 2.5%
AirMedia Group, Inc. ADR (a)(e)	150,900	410,448
Airtac International Group	135,000	755,605
China Automation Group Ltd.	1,589,000	551,626
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
China Corn Oil Co. Ltd.	967,000	$ 410,222
China High Precision Automation Group Ltd.	712,000	251,117
China Lilang Ltd.	340,000	357,894
China Metal International Holdings, Inc.	2,002,000	356,747
China Real Estate Information Corp. ADR (a)	75,300	448,035
China ZhengTong Auto Services Holdings Ltd.	536,500	580,929
CNinsure, Inc. ADR (a)(e)	31,900	240,845
Concord Medical Services Holdings Ltd. ADR	84,800	310,368
Ctrip.com International Ltd. sponsored ADR (a)	21,900	763,434
Daphne International Holdings Ltd.	662,000	691,631
EVA Precision Industrial Holdings Ltd.	11,604,000	2,996,746
Fook Woo Group Holdings Ltd. (a)	2,055,000	388,301
Haitian International Holdings Ltd.	597,000	530,432
Kingdee International Software Group Co. Ltd.	896,400	363,132
KongZhong Corp. sponsored ADR (a)	46,600	238,592
Lee's Pharmaceutical Holdings Ltd.	595,000	225,337
Little Sheep Group Ltd.	614,000	397,728
Marwyn Value Investors II Ltd. (a)	1,971,700	4,455,098
Ming Fai International Holdings Ltd.	8,719,000	1,269,099
Minth Group Ltd.	574,000	595,563
MStar Semiconductor, Inc.	84,000	486,791
Orchid Developments Group Ltd. (a)	1,180,100	66,424
Perfect World Co. Ltd. sponsored ADR Class B (a)	34,900	454,049
Shenguan Holdings Group Ltd.	3,154,000	1,694,504
Sino-Life Group Ltd. (a)	3,020,000	97,440
SouFun Holdings Ltd. ADR (e)	25,400	324,104
VisionChina Media, Inc. ADR (a)(e)	183,500	330,300
VST Holdings Ltd. (a)	1,858,000	295,617
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	39,000	484,770
Xueda Education Group sponsored ADR	78,600	260,952
Yip's Chemical Holdings Ltd.	592,000	515,290
TOTAL CAYMAN ISLANDS		22,599,170
China - 0.9%
51job, Inc. sponsored ADR (a)	12,800	591,104
AMVIG Holdings Ltd.	764,000	476,697
Baidu.com, Inc. sponsored ADR (a)	9,800	1,373,764
Beijing Jingkelong Co. Ltd. (H Shares)	379,000	370,158
China Metal Recycling (Holdings) Ltd.	436,800	467,680
Dalian Port (PDA) Co. Ltd. (H Shares)	1,786,000	456,603
People's Food Holdings Ltd. (a)	866,000	448,715
Royale Furniture Holdings Ltd.	2,335,074	706,687
Common Stocks - continued
	Shares	Value
China - continued
Sino Prosper State Gold Resources Holdings, Ltd. (a)	74,950,000	$ 1,268,788
Weiqiao Textile Co. Ltd. (H Shares)	2,055,500	1,124,065
Zhaojin Mining Industry Co. Ltd. (H Shares)	117,000	208,890
Zhongpin, Inc. (a)(e)	40,200	371,046
Zijin Mining Group Co. Ltd. (H Shares)	1,008,000	429,035
TOTAL CHINA		8,293,232
Cyprus - 0.8%
Buried Hill Energy (Cyprus) PCL (a)(i)	1,947,000	4,867,500
Mirland Development Corp. PLC (a)	822,600	2,516,827
TOTAL CYPRUS		7,384,327
Denmark - 1.3%
DSV de Sammensluttede Vognmaend A/S	297,600	6,016,482
William Demant Holding A/S (a)	69,800	5,569,201
TOTAL DENMARK		11,585,683
France - 5.0%
Altamir Amboise (a)	584,200	5,408,694
ALTEN	125,000	3,567,002
Audika SA	113,900	2,518,867
Axway Software SA (a)	51,625	1,057,369
Devoteam SA (e)	42,500	736,961
Faiveley Transport	45,935	3,152,091
Iliad SA	41,971	4,912,717
Ipsos SA	243,672	8,002,176
LeGuide.com SA (a)	94,400	1,933,474
Maisons France Confort	93,944	3,367,236
Pierre & Vacances	19,190	753,158
Sartorius Stedim Biotech	57,000	3,865,233
Sopra Group SA	41,300	2,623,418
SR Teleperformance SA	153,600	3,248,024
Trigano SA	23,987	439,344
TOTAL FRANCE		45,585,764
Germany - 8.1%
Bilfinger Berger AG	74,327	6,663,344
CENTROTEC Sustainable AG	226,778	4,423,548
CTS Eventim AG	239,026	7,914,105
Delticom AG	49,200	5,501,501
GFK AG	142,601	6,591,341
HeidelbergCement AG	129,066	5,890,704
Lanxess AG	131,385	7,743,871
Common Stocks - continued
	Shares	Value
Germany - continued
MTU Aero Engines Holdings AG	84,500	$ 5,678,585
Rational AG	16,720	3,876,907
Rheinmetall AG	60,500	3,224,286
RIB Software AG	413,200	2,573,796
Stroer Out-of-Home Media AG (a)	194,100	2,847,319
Tom Tailor Holding AG (a)	242,500	3,785,520
United Internet AG	331,665	6,547,509
Wirecard AG	41,362	661,132
TOTAL GERMANY		73,923,468
Hong Kong - 0.7%
Convenience Retail Asia Ltd.	700,000	296,043
Dah Sing Financial Holdings Ltd.	172,000	533,943
GZI Transport Ltd.	1,294,000	558,606
I.T Ltd.	1,912,000	1,190,786
Magnificent Estates Ltd.	32,558,000	1,035,192
REXCAPITAL Financial Holdings Ltd.	11,300,000	785,838
Techtronic Industries Co. Ltd.	2,059,500	1,781,948
Tian An China Investments Co. Ltd.	750,000	396,123
YGM Trading Ltd.	115,000	269,918
TOTAL HONG KONG		6,848,397
Iceland - 0.8%
Ossur hf (a)	4,510,900	7,131,195
India - 0.5%
Ahluwalia Contracts (India) Ltd.	230,314	501,916
Educomp Solutions Ltd.	44,518	246,144
Financial Technologies India Ltd.	23,352	349,909
Geodesic Ltd.	256,340	308,497
Grasim Industries Ltd.	9,911	526,336
Indian Overseas Bank	186,286	390,401
IndusInd Bank Ltd.	91,917	560,426
PI Industries Ltd.	54,595	648,096
Thangamayil Jewellery Ltd.	253,192	879,907
TOTAL INDIA		4,411,632
Indonesia - 0.6%
PT AKR Corporindo Tbk	1,961,000	663,389
PT Clipan Finance Indonesia Tbk	9,427,900	488,389
PT Clipan Finance Indonesia Tbk warrants 10/7/14 (a)	2,275,700	28,221
PT Jasa Marga Tbk	1,205,000	519,366
PT Lippo Karawaci Tbk	5,564,125	398,922
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Mayora Indah Tbk	372,500	$ 591,391
PT Media Nusantara Citra Tbk	4,202,500	519,145
PT Mitra Adiperkasa Tbk	2,179,500	1,200,384
PT Nippon Indosari Corpindo Tbk	1,712,000	655,041
PT Tower Bersama Infrastructure Tbk	1,675,500	389,945
TOTAL INDONESIA		5,454,193
Ireland - 3.2%
Elan Corp. PLC (a)	530,300	6,289,835
Elan Corp. PLC sponsored ADR (a)	170,600	2,045,494
James Hardie Industries NV CDI (a)	162,432	1,052,159
Kenmare Resources PLC (a)	12,870,600	8,397,381
Paddy Power PLC (Ireland)	158,884	8,795,183
Petroceltic International PLC (a)	24,756,300	2,392,766
Petroneft Resources PLC (a)	1,748,000	737,812
TOTAL IRELAND		29,710,630
Isle of Man - 1.6%
Bahamas Petroleum Co. PLC (a)	13,324,710	1,547,159
Exillon Energy PLC (a)	1,163,900	5,615,352
IBS Group Holding Ltd. GDR (Reg. S)	343,200	7,361,795
TOTAL ISLE OF MAN		14,524,306
Israel - 0.1%
Sarin Technologies Ltd.	851,000	528,817
Italy - 1.7%
Piaggio & C SpA	1,031,400	3,425,651
Salvatore Ferragamo Italia SpA (a)	477,800	7,742,973
Tod's SpA	41,626	4,164,930
TOTAL ITALY		15,333,554
Japan - 27.8%
ABC-Mart, Inc.	68,700	2,690,765
Accordia Golf Co. Ltd.	2,070	1,524,208
Aica Kogyo Co. Ltd.	92,100	1,246,083
Air Water, Inc.	175,000	2,221,768
Arc Land Sakamoto Co. Ltd.	130,000	2,380,159
ARCS Co. Ltd.	310,500	5,528,920
Asahi Diamond Industrial Co. Ltd.	87,600	1,290,167
ASAHI INTECC Co. Ltd.	313,300	7,950,482
ASKUL Corp.	126,000	1,796,666
Avex Group Holdings, Inc.	181,000	2,141,587
Common Stocks - continued
	Shares	Value
Japan - continued
Calbee, Inc.	42,100	$ 1,919,445
Chiba Bank Ltd.	316,000	1,933,645
Chiyoda Corp.	255,000	2,936,882
Chugai Ro Co. Ltd.	404,000	1,187,568
Create SD Holdings Co. Ltd.	48,200	1,028,684
Credit Saison Co. Ltd.	209,900	4,096,484
CyberAgent, Inc. (e)	2,176	7,334,744
Dai-ichi Seiko Co. Ltd.	22,400	614,408
Daido Metal Co. Ltd.	469,000	4,795,740
Daihen Corp.	256,000	876,882
Daikyo, Inc. (a)	512,000	872,963
DeNA Co. Ltd.	50,100	2,162,672
Digital Garage, Inc. (a)(e)	1,179	3,860,534
Don Quijote Co. Ltd.	98,300	3,601,298
Ebara Corp.	1,324,000	4,836,031
EDION Corp.	91,800	734,605
Eiken Chemical Co. Ltd.	41,000	518,641
Exedy Corp.	131,600	3,813,015
Fippon Kayaku Co. Ltd.	139,000	1,360,157
FreeBit Co., Ltd. (e)	215	571,724
Fuji Oil Co. Ltd.	175,900	2,497,057
Fuji Seal International, Inc.	132,100	2,500,401
Furuya Metal Co. Ltd.	33,400	1,393,134
Glory Ltd.	35,700	764,222
Hamamatsu Photonics KK	40,600	1,544,906
Hi-Lex Corp.	48,500	709,390
Horiba Ltd.	65,300	2,071,698
Hulic Co. Ltd.	299,500	3,206,768
Ibiden Co. Ltd.	116,800	2,579,593
Isetan Mitsukoshi Holdings Ltd.	250,100	2,547,835
Iwatsuka Confectionary Co. Ltd.	11,600	406,140
Japan Logistics Fund, Inc.	117	1,008,436
Japan Petroleum Exploration Co. Ltd.	23,000	908,538
JP-Holdings, Inc. (e)	221,400	1,942,742
JSP Corp.	137,000	2,011,165
JTEKT Corp.	399,000	4,363,695
KOMERI Co. Ltd.	118,800	3,743,376
Kuraray Co. Ltd.	352,600	4,936,614
Maeda Corp.	595,000	2,169,453
Makino Milling Machine Co. Ltd.	242,000	1,606,545
Maruwa Ceramic Co. Ltd.	127,000	5,495,324
Melco Holdings, Inc.	83,700	2,329,189
Common Stocks - continued
	Shares	Value
Japan - continued
Message Co. Ltd.	1,789	$ 5,786,154
Misumi Group, Inc.	167,700	3,489,832
Mitsubishi UFJ Lease & Finance Co. Ltd.	97,330	3,772,101
Nabtesco Corp.	194,000	4,249,457
Nihon Kohden Corp.	90,000	2,101,412
Nihon M&A Center, Inc.	534	3,014,528
Nippon Ceramic Co. Ltd.	88,700	1,614,639
Nippon Shinyaku Co. Ltd.	216,000	2,512,334
Nippon Shokubai Co. Ltd.	424,000	4,325,027
Nomura Real Estate Holdings, Inc.	169,000	2,724,733
Nomura Real Estate Residential Fund, Inc.	426	2,069,511
NTT Urban Development Co.	1,270	874,437
OSAKA Titanium technologies Co. Ltd. (e)	60,200	3,316,210
Outsourcing, Inc. (e)	366,300	1,385,167
Pigeon Corp.	62,800	2,320,527
Point, Inc.	82,570	3,561,874
Pola Orbis Holdings, Inc.	162,300	4,339,997
Rinnai Corp.	42,800	3,197,858
Saizeriya Co. Ltd.	77,600	1,257,790
Sanken Electric Co. Ltd. (e)	1,065,000	3,996,185
Sankyu, Inc.	423,000	1,675,070
Santen Pharmaceutical Co. Ltd.	58,000	2,164,464
Sawada Holdings Co. Ltd. (a)	242,900	1,960,516
Sekisui Chemical Co. Ltd.	574,000	4,504,901
Shimadzu Corp.	272,000	2,315,897
Shimamura Co. Ltd.	40,000	4,000,936
Shin-Kobe Electric Machinery Co. Ltd. (e)	448,000	7,689,356
Shinsei Bank Ltd.	1,522,000	1,673,019
SHO-BI Corp. (e)	183,200	1,099,948
SHO-BOND Holdings Co. Ltd.	111,700	2,492,015
So-net M3, Inc. (e)	1,201	5,432,129
Sony Financial Holdings, Inc.	202,800	3,373,984
SRI Sports Ltd.	66,500	708,305
Sumitomo Mitsui Trust Holdings, Inc.	644,800	2,206,868
Sysmex Corp.	47,800	1,571,390
SystemPro Co. Ltd.	2,036	1,411,697
Takata Corp.	60,200	1,464,305
Tera Probe, Inc.	38,400	553,267
The Suruga Bank Ltd.	308,000	2,567,830
Toho Co. Ltd.	116,400	2,002,433
Tokyu Livable, Inc. (e)	157,200	1,415,516
Toshiba Plant Systems & Services Corp.	249,000	2,662,195
Common Stocks - continued
	Shares	Value
Japan - continued
Toto Ltd.	529,000	$ 4,399,195
Tsubakimoto Chain Co.	404,000	2,073,675
Xebio Co. Ltd.	54,100	1,310,126
Yamatake Corp.	66,700	1,475,835
Yamato Kogyo Co. Ltd.	80,000	2,023,821
TOTAL JAPAN		254,701,614
Korea (South) - 0.5%
Daou Technology, Inc.	190,310	1,708,661
Duksan Hi-Metal Co. Ltd. (a)	55,341	1,242,745
KC Tech Co. Ltd.	129,924	595,482
Medy-Tox, Inc.	24,874	453,187
TK Corp. (a)	33,575	619,360
TOTAL KOREA (SOUTH)		4,619,435
Luxembourg - 0.9%
GlobeOp Financial Services SA	1,176,485	5,392,266
SAF-Holland SA (a)(e)	420,100	2,608,636
TOTAL LUXEMBOURG		8,000,902
Malaysia - 0.3%
JobStreet Corp. Bhd	1,223,100	943,764
Lion Industries Corp. Bhd	722,500	357,160
Muhibbah Engineering (M) Bhd	1,050,100	412,133
Top Glove Corp. Bhd	222,000	308,230
WCT Bhd	560,100	471,811
TOTAL MALAYSIA		2,493,098
Netherlands - 1.1%
Gemalto NV	167,770	7,654,873
SMARTRAC NV (a)	24,426	354,933
Wavin NV (a)	296,512	2,203,952
TOTAL NETHERLANDS		10,213,758
Norway - 1.3%
Aker Solutions ASA	389,100	4,525,150
Schibsted ASA (B Shares)	214,200	5,605,457
Sevan Drilling ASA	2,350,000	1,890,940
Sevan Marine ASA (a)(e)	2,052,500	103,222
TOTAL NORWAY		12,124,769
Common Stocks - continued
	Shares	Value
Philippines - 0.2%
Alliance Global Group, Inc.	3,295,000	$ 819,210
Belle Corp. (a)	7,310,000	653,245
TOTAL PHILIPPINES		1,472,455
Poland - 0.6%
Warsaw Stock Exchange	424,200	5,988,737
Singapore - 2.3%
CSE Global Ltd.	1,069,000	711,508
First (REIT)	997,000	629,207
Goodpack Ltd.	1,516,000	2,019,759
Hyflux Ltd.	597,000	677,731
OSIM International Ltd.	1,036,000	1,018,129
Pertama Holdings Ltd. (f)	23,060,000	11,809,703
Petra Foods Ltd.	370,000	481,007
Raffles Medical Group Ltd.	436,205	775,556
Sakari Resources Ltd.	627,000	1,170,802
Venture Corp. Ltd.	259,000	1,380,859
Yanlord Land Group Ltd.	668,000	541,882
TOTAL SINGAPORE		21,216,143
South Africa - 0.3%
Blue Label Telecoms Ltd.	3,254,300	2,329,098
Sweden - 1.3%
Elekta AB (B Shares) (e)	180,000	7,203,258
Modern Times Group MTG AB (B Shares)	87,500	4,641,041
TOTAL SWEDEN		11,844,299
Switzerland - 0.9%
Leclanche SA (a)	77,770	1,542,018
VZ Holding AG	57,960	6,604,752
TOTAL SWITZERLAND		8,146,770
Taiwan - 0.2%
Lung Yen Life Service Co. Ltd.	121,000	374,623
Pacific Hospital Supply Co. Ltd.	91,000	297,779
Tong Hsing Electronics Industries Ltd.	216,721	549,116
Topoint Technology Co. Ltd.	557,000	397,056
WPG Holding Co. Ltd.	294,000	355,006
TOTAL TAIWAN		1,973,580
Thailand - 0.2%
TISCO Financial Group PCL	401,300	445,721
Common Stocks - continued
	Shares	Value
Thailand - continued
Toyo-Thai Corp. PCL	5,714,500	$ 1,729,343
Toyo-Thai Corp. PCL NVDR	168,000	50,949
TOTAL THAILAND		2,226,013
United Kingdom - 18.2%
African Barrick Gold Ltd.	660,600	5,736,835
Amerisur Resources PLC (a)	8,152,624	1,671,659
Ashmore Group PLC	1,196,700	6,639,639
ASOS PLC (a)	38,570	965,160
Aurelian Oil & Gas PLC (a)	5,996,200	1,856,295
Avanti Communications Group PLC (a)(e)	494,400	2,466,779
Aveva Group PLC	203,000	5,161,405
Bond International Software PLC	843,266	596,702
Borders & Southern Petroleum PLC (a)	698,500	544,814
Bowleven PLC (a)(e)	450,100	785,378
Brammer PLC	1,380,200	5,923,658
Cadogan Petroleum PLC (a)	1,723,100	1,177,713
Central Asia Metals PLC (a)	1,538,400	1,682,357
Ceres Power Holdings PLC (a)	233,800	59,220
China Goldmines PLC (a)	669,353	232,514
Cove Energy PLC (a)	2,959,800	4,402,954
Craneware PLC	847,300	7,630,716
Faroe Petroleum PLC (a)	480,947	1,237,534
GoIndustry-DoveBid PLC (a)	117,989	92,977
ICAP PLC	897,900	5,835,215
IG Group Holdings PLC	994,884	7,457,472
International Personal Finance PLC	1,431,100	6,310,699
Jazztel PLC (a)(e)	409,000	2,365,943
Johnson Matthey PLC	187,700	5,671,933
Jubilee Platinum PLC (a)	2,985,047	774,089
Keronite PLC (a)(i)	13,620,267	219
London Mining PLC (a)	1,736,500	8,915,501
Michael Page International PLC	970,400	6,270,480
Moneysupermarket.com Group PLC	3,920,400	6,746,122
Monitise PLC (a)	4,772,600	2,916,612
Mothercare PLC	547,400	1,481,593
Nautical Petroleum PLC (a)	435,207	2,071,704
NCC Group Ltd.	239,415	2,552,730
Ocado Group PLC (a)(e)	1,180,900	1,778,529
Pureprofile Media PLC (a)(i)	1,108,572	713,122
Regenersis PLC (a)	1,425,100	1,781,910
Robert Walters PLC	937,800	3,091,748
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Rockhopper Exploration PLC (a)	1,154,500	$ 3,973,267
Royalblue Group PLC	202,542	5,299,595
SDL PLC	495,062	5,246,686
Serco Group PLC	481,786	4,025,129
Silverdell PLC (a)	6,644,400	1,081,909
Sinclair Pharma PLC (a)	4,408,649	1,807,947
Sphere Medical Holding PLC (i)	568,406	1,553,988
Sthree PLC	1,128,809	5,175,565
Synergy Health PLC	299,653	4,016,653
Ted Baker PLC	486,475	6,033,867
TMO Renewables Ltd. (i)	1,000,000	562,870
Travis Perkins PLC	405,400	5,610,153
Valiant Petroleum PLC (a)	437,400	3,427,446
Wolfson Microelectronics PLC (a)	1,756,400	3,304,832
Zenergy Power PLC (a)	855,520	159,942
TOTAL UNITED KINGDOM		166,879,779
United States of America - 0.7%
ChinaCast Education Corp. (a)(e)	70,100	281,802
CTC Media, Inc.	192,200	2,212,222
KIT Digital, Inc. (a)(e)	428,400	3,855,600
Mudalla Technology, Inc. (a)	996,527	16
XL TechGroup, Inc. (a)	1,329,250	21
YOU On Demand Holdings, Inc. (a)	6,523,000	455,958
TOTAL UNITED STATES OF AMERICA		6,805,619
TOTAL COMMON STOCKS (Cost $894,072,982)		898,856,611
Convertible Bonds - 0.1%
		Principal Amount (d)
France - 0.1%
Pierre Et Vacances La Defense 4% 10/1/15 (h)	EUR	1,196,800	1,075,042
United Kingdom - 0.0%
Sphere Medical Holding PLC 8% 12/31/12 (i)	GBP	101,923	163,913
TOTAL CONVERTIBLE BONDS (Cost $1,416,277)			1,238,955
Government Obligations - 0.1%
		Principal Amount (d)	Value
Germany - 0.1%
German Federal Republic 0.1521% to 0.2372% 11/9/11 to 11/23/11 (g) (Cost $747,359)	EUR	550,000	$ 760,975
Money Market Funds - 4.1%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	2,652,401	2,652,401
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	34,344,415	34,344,415
TOTAL MONEY MARKET FUNDS (Cost $36,996,816)		36,996,816
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $933,233,434)		937,853,357
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(22,869,202)
NET ASSETS - 100%		$ 914,984,155
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
86 Eurex EURO STOXX 50 Index Contracts (Germany)	Dec. 2011	$ 2,842,088	$ (113,279)

The face value of futures purchased as a percentage of net assets is 0.3%
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $691,784.
(h) Principal amount shown represents units.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,914,245 or 1.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
AirSea Lines	8/4/06	$ 1,199,182
Buried Hill Energy (Cyprus) PCL	8/18/06	$ 2,141,700
Kalahari Energy	9/1/06	$ 1,813,750
Keronite PLC	8/16/06	$ 1,548,992
LXB Retail Properties PLC	5/26/11	$ 4,661,808
Pureprofile Media PLC	5/3/05 - 1/11/06	$ 1,173,341
Rock Well Petroleum, Inc.	4/13/06	$ 1,004,171
Sphere Medical Holding PLC	8/27/08 - 8/22/11	$ 1,697,579
Sphere Medical Holding PLC 8% 12/31/12	4/21/11 - 10/24/11	$ 166,822
TMO Renewables Ltd.	10/27/05	$ 535,065
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 63,355
Fidelity Securities Lending Cash Central Fund	916,949
Total	$ 980,304
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Centurion Electronics PLC	$ 12	$ -	$ 109	$ -	$ -
Pertama Holdings Ltd.	7,080,399	1,144,853	223,172	1,146,797	11,809,703
Total	$ 7,080,411	$ 1,144,853	$ 223,281	$ 1,146,797	$ 11,809,703
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 254,701,614	$ -	$ 254,701,614	$ -
United Kingdom	166,879,779	163,817,066	-	3,062,713
Germany	73,923,468	73,923,468	-	-
Australia	68,994,802	6,438,920	62,555,882	-
France	45,585,764	45,585,764	-	-
Ireland	29,710,630	22,368,636	7,341,994	-
Bermuda	26,496,189	12,913,565	13,582,624	-
Cayman Islands	22,599,170	8,787,419	13,560,634	251,117
Singapore	21,216,143	-	21,216,143	-
Cyprus	7,384,327	2,516,827	-	4,867,500
United States of America	6,805,619	6,805,582	-	37
Canada	6,352,623	6,352,589	-	34
British Virgin Islands	5,183,277	5,183,262	-	15
Other	163,023,206	128,510,723	34,512,483	-
Corporate Bonds	1,238,955	-	1,075,042	163,913
Government Obligations	760,975	-	760,975	-
Money Market Funds	36,996,816	36,996,816	-	-
Total Investments in Securities:	$ 937,853,357	$ 520,200,637	$ 409,307,391	$ 8,345,329
Derivative Instruments:
Liabilities
Futures Contracts	$ (113,279)	$ (113,279)	$ -	$ -
Transfers from Level 1 to Level 2 during the period were $210,157,354.
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 8,166,674
Total Realized Gain (Loss)	(5,310,046)
Total Unrealized Gain (Loss)	5,514,712
Cost of Purchases	202,673
Proceeds of Sales	(158,598)
Amortization/Accretion	-
Transfers in to Level 3	453,769
Transfers out of Level 3	(523,855)
Ending Balance	$ 8,345,329
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ 205,883

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of October 31, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (113,279)
Total Value of Derivatives	$ -	$ (113,279)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $65,361,612 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $32,083,640) - See accompanying schedule: Unaffiliated issuers (cost $889,824,332)	$ 889,046,838
Fidelity Central Funds (cost $36,996,816)	36,996,816
Other affiliated issuers (cost $6,412,286)	11,809,703
Total Investments (cost $933,233,434)		$ 937,853,357
Foreign currency held at value (cost $685,308)		675,490
Receivable for investments sold		16,030,490
Receivable for fund shares sold		676,296
Dividends receivable		3,020,183
Interest receivable		8,399
Distributions receivable from Fidelity Central Funds		90,125
Prepaid expenses		4,727
Other receivables		47,683
Total assets		958,406,750

Liabilities
Payable to custodian bank	$ 2,590,473
Payable for investments purchased	694,635
Payable for fund shares redeemed	4,600,143
Accrued management fee	724,220
Distribution and service plan fees payable	19,270
Payable for daily variation margin on futures contracts	82,870
Other affiliated payables	249,776
Other payables and accrued expenses	116,793
Collateral on securities loaned, at value	34,344,415
Total liabilities		43,422,595

Net Assets		$ 914,984,155
Net Assets consist of:
Paid in capital		$ 981,093,471
Undistributed net investment income		8,017,124
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(78,629,647)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,503,207
Net Assets		$ 914,984,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($17,185,173 ÷ 905,703 shares)	$ 18.97

Maximum offering price per share (100/94.25 of $18.97)	$ 20.13
Class T: Net Asset Value and redemption price per share ($13,743,891 ÷ 731,123 shares)	$ 18.80

Maximum offering price per share (100/96.50 of $18.80)	$ 19.48
Class B: Net Asset Value and offering price per share ($2,067,349 ÷ 112,497 shares)A	$ 18.38

Class C: Net Asset Value and offering price per share ($9,544,545 ÷ 519,249 shares)A	$ 18.38

International Small Cap: Net Asset Value, offering price and redemption price per share ($856,691,635 ÷ 44,550,818 shares)	$ 19.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($15,751,562 ÷ 818,833 shares)	$ 19.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends (including $1,146,797 earned from other affiliated issuers)		$ 21,550,414
Interest		63,975
Income from Fidelity Central Funds		980,304
Income before foreign taxes withheld		22,594,693
Less foreign taxes withheld		(1,429,635)
Total income		21,165,058

Expenses
Management fee Basic fee	$ 8,945,294
Performance adjustment	442,233
Transfer agent fees	2,603,163
Distribution and service plan fees	287,441
Accounting and security lending fees	491,914
Custodian fees and expenses	359,301
Independent trustees' compensation	5,687
Registration fees	122,881
Audit	145,078
Legal	3,942
Miscellaneous	9,145
Total expenses before reductions	13,416,079
Expense reductions	(268,142)	13,147,937
Net investment income (loss)		8,017,121
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $21,350)	37,978,566
Other affiliated issuers	(210,119)
Foreign currency transactions	4,325
Futures contracts	(2,512,331)
Total net realized gain (loss)		35,260,441
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $17,178)	(96,611,078)
Assets and liabilities in foreign currencies	(53,087)
Futures contracts	(166,462)
Total change in net unrealized appreciation (depreciation)		(96,830,627)
Net gain (loss)		(61,570,186)
Net increase (decrease) in net assets resulting from operations		$ (53,553,065)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,017,121	$ 2,524,061
Net realized gain (loss)	35,260,441	45,718,988
Change in net unrealized appreciation (depreciation)	(96,830,627)	97,376,459
Net increase (decrease) in net assets resulting from operations	(53,553,065)	145,619,508
Distributions to shareholders from net investment income	(2,430,566)	(3,368,409)
Distributions to shareholders from net realized gain	(28,246,937)	(14,323,742)
Total distributions	(30,677,503)	(17,692,151)
Share transactions - net increase (decrease)	129,451,482	26,936,768
Redemption fees	283,575	118,859
Total increase (decrease) in net assets	45,504,489	154,982,984

Net Assets
Beginning of period	869,479,666	714,496,682
End of period (including undistributed net investment income of $8,017,124 and undistributed net investment income of $2,441,101, respectively)	$ 914,984,155	$ 869,479,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.42	$ 17.28	$ 11.91	$ 31.14	$ 28.79
Income from Investment Operations
Net investment income (loss) C	.10	.03	.06	- H	.03
Net realized and unrealized gain (loss)	(.88)	3.51	5.31	(14.03)	7.97
Total from investment operations	(.78)	3.54	5.37	(14.03)	8.00
Distributions from net investment income	(.02)	(.06)	-	(.03)	-
Distributions from net realized gain	(.66)	(.34)	-	(5.18)	(5.65)
Total distributions	(.68)	(.40)	-	(5.20) I	(5.65)
Redemption fees added to paid in capital C	.01	- H	- H	- H	- H
Net asset value, end of period	$ 18.97	$ 20.42	$ 17.28	$ 11.91	$ 31.14
Total Return A,B	(4.00)%	20.85%	45.09%	(53.35)%	33.43%
Ratios to Average Net Assets D,G
Expenses before reductions	1.56%	1.71%	1.75%	1.82%	1.53%
Expenses net of fee waivers, if any	1.55%	1.65%	1.65%	1.65%	1.53%
Expenses net of all reductions	1.54%	1.63%	1.62%	1.60%	1.49%
Net investment income (loss)	.49%	.16%	.41%	-% F	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,185	$ 19,720	$ 17,590	$ 13,561	$ 38,585
Portfolio turnover rate E	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $5.20 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $5.176 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.23	$ 17.14	$ 11.84	$ 30.96	$ 28.64
Income from Investment Operations
Net investment income (loss) C	.05	(.02)	.02	(.05)	(.04)
Net realized and unrealized gain (loss)	(.86)	3.47	5.28	(13.95)	7.93
Total from investment operations	(.81)	3.45	5.30	(14.00)	7.89
Distributions from net investment income	-	(.02)	-	-	-
Distributions from net realized gain	(.63)	(.34)	-	(5.12)	(5.57)
Total distributions	(.63)	(.36)	-	(5.12)	(5.57)
Redemption fees added to paid in capital C	.01	- G	- G	- G	- G
Net asset value, end of period	$ 18.80	$ 20.23	$ 17.14	$ 11.84	$ 30.96
Total Return A,B	(4.18)%	20.46%	44.76%	(53.46)%	33.07%
Ratios to Average Net Assets D,F
Expenses before reductions	1.82%	1.97%	2.00%	2.07%	1.77%
Expenses net of fee waivers, if any	1.81%	1.90%	1.90%	1.90%	1.77%
Expenses net of all reductions	1.79%	1.88%	1.86%	1.86%	1.73%
Net investment income (loss)	.24%	(.09)%	.16%	(.25)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,744	$ 16,092	$ 15,760	$ 13,493	$ 40,823
Portfolio turnover rate E	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.79	$ 16.78	$ 11.65	$ 30.49	$ 28.26
Income from Investment Operations
Net investment income (loss) C	(.05)	(.10)	(.04)	(.16)	(.18)
Net realized and unrealized gain (loss)	(.85)	3.39	5.17	(13.73)	7.82
Total from investment operations	(.90)	3.29	5.13	(13.89)	7.64
Distributions from net realized gain	(.52)	(.28)	-	(4.95)	(5.41)
Redemption fees added to paid in capital C	.01	- G	- G	- G	- G
Net asset value, end of period	$ 18.38	$ 19.79	$ 16.78	$ 11.65	$ 30.49
Total Return A,B	(4.68)%	19.90%	44.03%	(53.68)%	32.38%
Ratios to Average Net Assets D,F
Expenses before reductions	2.32%	2.47%	2.49%	2.58%	2.30%
Expenses net of fee waivers, if any	2.30%	2.40%	2.40%	2.40%	2.30%
Expenses net of all reductions	2.29%	2.38%	2.36%	2.36%	2.26%
Net investment income (loss)	(.26)%	(.59)%	(.33)%	(.75)%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,067	$ 3,457	$ 3,601	$ 3,230	$ 10,704
Portfolio turnover rate E	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.85	$ 16.85	$ 11.70	$ 30.62	$ 28.33
Income from Investment Operations
Net investment income (loss) C	(.04)	(.10)	(.04)	(.16)	(.17)
Net realized and unrealized gain (loss)	(.85)	3.40	5.19	(13.78)	7.85
Total from investment operations	(.89)	3.30	5.15	(13.94)	7.68
Distributions from net realized gain	(.59)	(.30)	-	(4.98)	(5.39)
Redemption fees added to paid in capital C	.01	- G	- G	- G	- G
Net asset value, end of period	$ 18.38	$ 19.85	$ 16.85	$ 11.70	$ 30.62
Total Return A,B	(4.64)%	19.86%	44.02%	(53.67)%	32.39%
Ratios to Average Net Assets D,F
Expenses before reductions	2.27%	2.42%	2.49%	2.57%	2.26%
Expenses net of fee waivers, if any	2.26%	2.40%	2.40%	2.40%	2.26%
Expenses net of all reductions	2.24%	2.37%	2.36%	2.36%	2.22%
Net investment income (loss)	(.21)%	(.59)%	(.33)%	(.76)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,545	$ 13,501	$ 5,814	$ 5,658	$ 20,094
Portfolio turnover rate E	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.66	$ 17.48	$ 12.03	$ 31.44	$ 29.03
Income from Investment Operations
Net investment income (loss) B	.17	.07	.08	.03	.12
Net realized and unrealized gain (loss)	(.89)	3.53	5.37	(14.14)	8.03
Total from investment operations	(.72)	3.60	5.45	(14.11)	8.15
Distributions from net investment income	(.06)	(.08)	-	(.12)	(.07)
Distributions from net realized gain	(.66)	(.34)	-	(5.18)	(5.67)
Total distributions	(.72)	(.42)	-	(5.30)	(5.74)
Redemption fees added to paid in capital B	.01	- F	- F	- F	- F
Net asset value, end of period	$ 19.23	$ 20.66	$ 17.48	$ 12.03	$ 31.44
Total Return A	(3.65)%	21.02%	45.30%	(53.25)%	33.82%
Ratios to Average Net Assets C,E
Expenses before reductions	1.26%	1.44%	1.48%	1.49%	1.19%
Expenses net of fee waivers, if any	1.25%	1.44%	1.48%	1.49%	1.19%
Expenses net of all reductions	1.23%	1.42%	1.44%	1.44%	1.15%
Net investment income (loss)	.80%	.37%	.58%	.16%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 856,692	$ 808,478	$ 669,035	$ 536,291	$ 1,663,761
Portfolio turnover rate D	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.66	$ 17.47	$ 12.01	$ 31.38	$ 28.99
Income from Investment Operations
Net investment income (loss) B	.18	.09	.09	.05	.12
Net realized and unrealized gain (loss)	(.89)	3.53	5.37	(14.12)	8.02
Total from investment operations	(.71)	3.62	5.46	(14.07)	8.14
Distributions from net investment income	(.06)	(.09)	-	(.12)	(.07)
Distributions from net realized gain	(.66)	(.34)	-	(5.18)	(5.68)
Total distributions	(.72)	(.43)	-	(5.30)	(5.75)
Redemption fees added to paid in capital B	.01	- F	- F	- F	- F
Net asset value, end of period	$ 19.24	$ 20.66	$ 17.47	$ 12.01	$ 31.38
Total Return A	(3.62)%	21.15%	45.46%	(53.22)%	33.84%
Ratios to Average Net Assets C,E
Expenses before reductions	1.22%	1.34%	1.45%	1.49%	1.18%
Expenses net of fee waivers, if any	1.21%	1.34%	1.40%	1.40%	1.18%
Expenses net of all reductions	1.19%	1.31%	1.37%	1.35%	1.14%
Net investment income (loss)	.84%	.47%	.66%	.25%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,752	$ 8,231	$ 2,696	$ 2,217	$ 7,774
Portfolio turnover rate D	47%	66%	81%	113%	70%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Institutional Class shares each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs) futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and foreign government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 149,880,839
Gross unrealized depreciation	(171,005,789)
Net unrealized appreciation (depreciation) on securities and other investments	$ (21,124,950)

Tax Cost	$ 958,978,307

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,493,962
Capital loss carryforward	$ (65,361,612)
Net unrealized appreciation (depreciation)	$ (21,244,105)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 30,677,503	$ 17,692,151

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Funds' financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Annual Report

5. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period, the Fund recognized net realized gain (loss) of $(2,512,331) and a change in net unrealized appreciation (depreciation) of $(166,462) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $610,178,106 and $471,939,072, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Small Cap as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .90% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 51,630	$ 463
Class T	.25%	.25%	80,842	106
Class B	.75%	.25%	28,921	21,741
Class C	.75%	.25%	126,048	9,890
			$ 287,441	$ 32,200

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,134
Class T	1,971
Class B*	3,356
Class C*	712
$ 14,173

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 62,531.30
Class T	49,403.31
Class B	8,779.30
Class C	32,009.25
International Small Cap	2,420,969.25
Institutional Class	29,472.21
	$ 2,603,163

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $215 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,143 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $432,000. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $916,949, including $2,558 from securities loaned to FCM.

10. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $108,473.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $159,669 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 15,709	$ 59,453
Class T	-	16,412
International Small Cap	2,403,692	3,278,578
Institutional Class	11,165	13,966
Total	$ 2,430,566	$ 3,368,409

Annual Report

11. Distributions to Shareholders - continued

Years ended October 31,	2011	2010
From net realized gain
Class A	$ 648,961	$ 354,632
Class T	496,268	310,013
Class B	87,007	60,241
Class C	402,241	116,929
International Small Cap	26,480,677	13,430,315
Institutional Class	131,783	51,612
Total	$ 28,246,937	$ 14,323,742

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	472,219	380,659	$ 10,051,889	$ 6,723,746
Reinvestment of distributions	30,361	22,435	616,326	393,061
Shares redeemed	(562,759)	(454,943)	(11,902,630)	(8,359,905)
Net increase (decrease)	(60,179)	(51,849)	$ (1,234,415)	$ (1,243,098)
Class T
Shares sold	237,757	143,286	$ 5,055,416	$ 2,532,790
Reinvestment of distributions	24,155	18,371	486,714	319,658
Shares redeemed	(326,059)	(286,001)	(6,629,520)	(4,986,007)
Net increase (decrease)	(64,147)	(124,344)	$ (1,087,390)	$ (2,133,559)
Class B
Shares sold	21,873	14,694	$ 464,854	$ 256,700
Reinvestment of distributions	4,142	3,302	81,975	56,465
Shares redeemed	(88,228)	(57,958)	(1,778,852)	(990,211)
Net increase (decrease)	(62,213)	(39,962)	$ (1,232,023)	$ (677,046)
Class C
Shares sold	128,685	430,838	$ 2,661,361	$ 7,671,593
Reinvestment of distributions	19,105	6,001	378,079	102,910
Shares redeemed	(308,659)	(101,847)	(6,253,765)	(1,759,170)
Net increase (decrease)	(160,869)	334,992	$ (3,214,325)	$ 6,015,333
International Small Cap
Shares sold	17,502,789	10,330,000	$ 375,309,666	$ 188,548,758
Reinvestment of distributions	1,321,812	888,440	27,110,370	15,725,385
Shares redeemed	(13,398,001)	(10,371,667)	(275,580,654)	(183,663,034)
Net increase (decrease)	5,426,600	846,773	$ 126,839,382	$ 20,611,109
Institutional Class
Shares sold	798,910	288,839	$ 17,190,303	$ 5,178,797
Reinvestment of distributions	5,609	2,890	115,044	51,087
Shares redeemed	(384,085)	(47,677)	(7,925,094)	(865,855)
Net increase (decrease)	420,434	244,052	$ 9,380,253	$ 4,364,029

Annual Report

Notes to Financial Statements - continued

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in the net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions

The Board of Trustees of Advisor International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/05/11	12/02/11	$0.196	$0.272

Institutional Class designates 25% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/06/10	$0.196	$0.0124

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AISCI-UANN-1211
1.793572.108

Fidelity®

International Small Cap Opportunities

Fund

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity® International Small Cap Opportunities Fund	1.10%	-4.09%	2.34%

A From August 2, 2005

$10,000 Over Life of Class

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Opportunities Fund, a class of the fund, on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Jed Weiss, Portfolio Manager of Fidelity® International Small Cap Opportunities Fund: For the year, the fund's Retail Class shares returned 1.10%, versus -2.39% for the MSCI® EAFE® (Europe, Australasia, Far East) Small Cap Index. Security selection in continental Europe - especially Finland and Germany - helped, as did out-of-index stock picking in the U.S. In emerging markets, my positioning in non-index Turkey and benchmark component South Africa hurt the most. Out-of-benchmark security selection in Canada also was negative. In terms of sectors, good security selection in industrials and consumer discretionary, along with a favorable stance in consumer staples and information technology, helped, while relatively weak stock picking in energy and positioning in utilities hurt. The top individual contributor was U.S.-based PriceSmart, a dominant warehouse club retailer in Central America. Railroad Kansas City Southern (U.S.), Aozora Bank (Japan) and seismic solutions business ION Geophysical (U.S.) also helped. On the negative side, the fund was hurt by Canadian energy firms Petrobank Energy & Resources, which I sold before period end, and Niko Resources. Italian asset manager Azimut Holding, the only index component I've mentioned, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.36%
Actual		$ 1,000.00	$ 872.10	$ 6.42
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class T	1.62%
Actual		$ 1,000.00	$ 871.10	$ 7.64
HypotheticalA		$ 1,000.00	$ 1,017.04	$ 8.24
Class B	2.11%
Actual		$ 1,000.00	$ 868.90	$ 9.94
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.11%
Actual		$ 1,000.00	$ 868.80	$ 9.94
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
International Small Cap Opportunities	1.10%
Actual		$ 1,000.00	$ 873.20	$ 5.19
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Institutional Class	1.07%
Actual		$ 1,000.00	$ 873.30	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Japan 20.9%
United Kingdom 16.7%
United States of America 14.6%
Canada 4.8%
Brazil 4.7%
Germany 4.3%
France 3.8%
Finland 2.4%
South Africa 2.2%
Other 25.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Japan 20.2%
United Kingdom 16.2%
United States of America 12.4%
Canada 4.9%
Brazil 4.8%
France 3.9%
Germany 3.6%
Netherlands 3.2%
Finland 3.0%
Other 27.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	97.9	98.4
Short-Term Investments and Net Other Assets	2.1	1.6
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	2.0	1.5
USS Co. Ltd. (Japan, Specialty Retail)	1.8	1.5
Osaka Securities Exchange Co. Ltd. (Japan, Diversified Financial Services)	1.6	1.3
Kobayashi Pharmaceutical Co. Ltd. (Japan, Personal Products)	1.6	1.3
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.5	1.2
Meggitt PLC (United Kingdom, Aerospace & Defense)	1.4	1.0
Bank Sarasin & Co. Ltd. Series B (Reg.) (Switzerland, Capital Markets)	1.4	1.0
Prosegur Compania de Seguridad SA (Reg.) (Spain, Commercial Services & Supplies)	1.4	1.2
Outotec Oyj (Finland, Construction & Engineering)	1.3	1.3
Andritz AG (Austria, Machinery)	1.3	1.3
	15.3
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	22.4	23.0
Consumer Discretionary	18.6	18.1
Financials	16.4	17.7
Materials	11.8	11.1
Consumer Staples	9.9	8.4
Information Technology	8.2	8.5
Health Care	5.8	5.6
Energy	4.8	5.6
Utilities	0.0	0.4

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 1.7%
MAp Group unit	1,015,958	$ 3,625,576
OZ Minerals Ltd.	138,943	1,668,695
Ramsay Health Care Ltd.	43,346	852,149
TOTAL AUSTRALIA		6,146,420
Austria - 1.9%
Andritz AG	52,800	4,678,667
Zumtobel AG	113,981	2,377,116
TOTAL AUSTRIA		7,055,783
Bailiwick of Guernsey - 0.7%
Resolution Ltd.	575,273	2,544,174
Bailiwick of Jersey - 1.6%
Informa PLC	485,236	2,828,012
Randgold Resources Ltd. sponsored ADR	27,300	2,991,261
TOTAL BAILIWICK OF JERSEY		5,819,273
Belgium - 1.2%
Gimv NV	34,800	1,779,502
Umicore SA	63,474	2,733,194
TOTAL BELGIUM		4,512,696
Bermuda - 1.3%
Aquarius Platinum Ltd. (Australia)	406,589	1,192,875
Lazard Ltd. Class A	34,899	954,139
Trinity Ltd.	2,952,000	2,675,575
TOTAL BERMUDA		4,822,589
Brazil - 4.7%
Arezzo Industria e Comercio SA	129,700	1,714,529
Banco ABC Brasil SA	260,300	1,735,636
Banco Pine SA	148,900	989,372
BR Malls Participacoes SA	83,500	902,006
Braskem SA Class A sponsored ADR (d)	217,200	3,918,288
Cia.Hering SA	39,600	884,382
Iguatemi Empresa de Shopping Centers SA	46,700	904,792
Multiplan Empreendimentos Imobiliarios SA	84,600	1,710,524
Odontoprev SA	131,500	2,069,142
Restoque Comercio e Confeccoes de Roupas SA	26,200	411,950
T4F Entretenimento SA	131,800	921,034
Totvs SA	58,800	975,891
TOTAL BRAZIL		17,137,546
Common Stocks - continued
	Shares	Value
Canada - 4.8%
Agnico-Eagle Mines Ltd. (Canada)	40,760	$ 1,768,032
Eldorado Gold Corp.	127,800	2,401,258
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,790	3,256,116
Niko Resources Ltd.	67,600	3,718,220
Open Text Corp. (a)	29,500	1,805,482
Pan American Silver Corp.	28,900	808,044
Petrominerales Ltd.	42,879	1,131,281
Quadra FNX Mining Ltd. (a)	75,200	867,533
TAG Oil Ltd. (a)	142,000	880,333
Tuscany International Drilling, Inc. (a)	1,139,200	777,104
TOTAL CANADA		17,413,403
Cayman Islands - 1.6%
China Lilang Ltd.	1,309,000	1,377,892
Intime Department Store Group Co. Ltd.	563,000	807,944
NVC Lighting Holdings Ltd.	4,329,000	1,879,620
Vantage Drilling Co. (a)	625,331	850,450
Wynn Macau Ltd.	337,200	944,793
TOTAL CAYMAN ISLANDS		5,860,699
Denmark - 0.8%
William Demant Holding A/S (a)	36,533	2,914,894
Finland - 2.4%
Metso Corp.	25,700	1,000,834
Nokian Tyres PLC	82,500	3,031,260
Outotec Oyj	100,200	4,684,164
TOTAL FINLAND		8,716,258
France - 3.8%
Audika SA	95,384	2,109,391
Laurent-Perrier Group	23,963	2,470,599
Remy Cointreau SA	38,298	3,148,236
Saft Groupe SA	92,419	2,813,770
Vetoquinol SA	28,212	929,994
Virbac SA	13,600	2,354,136
TOTAL FRANCE		13,826,126
Germany - 4.3%
alstria office REIT-AG	135,300	1,739,475
Bilfinger Berger AG	36,159	3,241,620
CompuGROUP Holding AG	67,000	862,308
CTS Eventim AG	137,426	4,550,148
Common Stocks - continued
	Shares	Value
Germany - continued
Fielmann AG (d)	30,537	$ 3,216,420
Software AG (Bearer)	50,281	2,088,908
TOTAL GERMANY		15,698,879
India - 0.5%
Apollo Tyres Ltd.	642,892	753,948
Jyothy Laboratories Ltd.	433,677	1,269,440
TOTAL INDIA		2,023,388
Ireland - 1.0%
James Hardie Industries NV:
CDI (a)	40,000	259,101
sponsored ADR (a)	102,775	3,332,993
TOTAL IRELAND		3,592,094
Israel - 1.0%
Azrieli Group	72,005	1,852,664
Ituran Location & Control Ltd.	140,286	1,867,207
TOTAL ISRAEL		3,719,871
Italy - 1.5%
Azimut Holding SpA	291,773	2,281,383
Interpump Group SpA	512,558	3,301,217
TOTAL ITALY		5,582,600
Japan - 20.9%
Air Water, Inc.	62,000	787,141
Aozora Bank Ltd. (d)	1,120,000	2,831,751
Asahi Co. Ltd. (d)	58,000	1,285,102
Autobacs Seven Co. Ltd.	83,300	3,814,879
Daikoku Denki Co. Ltd.	128,700	1,152,515
Daikokutenbussan Co. Ltd.	109,200	3,134,401
FCC Co. Ltd.	149,300	3,154,839
GCA Savvian Group Corp. (d)	1,109	1,298,210
Glory Ltd.	60,300	1,290,829
Goldcrest Co. Ltd.	60,400	1,108,271
Kamigumi Co. Ltd.	273,000	2,384,117
Kobayashi Pharmaceutical Co. Ltd.	116,700	5,785,472
Kyoto Kimono Yuzen Co. Ltd.	109,900	1,278,601
Meiko Network Japan Co. Ltd.	120,500	997,877
Miraial Co. Ltd.	39,200	609,201
Nabtesco Corp.	156,400	3,425,851
Nagaileben Co. Ltd.	89,400	1,232,168
Common Stocks - continued
	Shares	Value
Japan - continued
Nihon M&A Center, Inc.	410	$ 2,314,525
Nihon Parkerizing Co. Ltd.	157,000	2,113,801
Nippon Seiki Co. Ltd.	186,000	1,868,967
Nippon Thompson Co. Ltd.	537,000	3,459,214
Obic Co. Ltd.	16,030	3,031,023
Osaka Securities Exchange Co. Ltd.	1,276	5,980,182
OSG Corp.	90,300	1,157,270
Seven Bank Ltd.	594	1,057,196
SHO-BOND Holdings Co. Ltd.	98,200	2,190,832
Shoei Co. Ltd.	80,300	540,394
The Nippon Synthetic Chemical Industry Co. Ltd.	323,000	1,794,495
Tsumura & Co.	82,900	2,331,871
Tsutsumi Jewelry Co. Ltd.	43,900	1,023,100
USS Co. Ltd.	80,540	6,659,028
Yamatake Corp.	56,000	1,239,082
Yamato Kogyo Co. Ltd.	161,700	4,090,648
TOTAL JAPAN		76,422,853
Korea (South) - 0.3%
NCsoft Corp.	3,895	1,219,916
Luxembourg - 0.5%
GlobeOp Financial Services SA	367,600	1,684,847
Netherlands - 1.6%
Aalberts Industries NV	177,200	3,137,680
ASM International NV unit	46,800	1,320,696
QIAGEN NV (a)(d)	109,200	1,504,776
TOTAL NETHERLANDS		5,963,152
Papua New Guinea - 0.3%
Oil Search Ltd.	143,966	982,258
Philippines - 0.4%
Jollibee Food Corp.	671,660	1,427,287
Portugal - 0.7%
Jeronimo Martins SGPS SA	146,700	2,537,727
Singapore - 0.3%
Wing Tai Holdings Ltd.	917,000	929,875
South Africa - 2.2%
African Rainbow Minerals Ltd.	101,600	2,348,131
City Lodge Hotels Ltd.	4,722	37,484
Clicks Group Ltd.	390,659	2,050,193
Common Stocks - continued
	Shares	Value
South Africa - continued
JSE Ltd.	199,281	$ 1,764,735
Mr Price Group Ltd.	207,500	1,997,530
TOTAL SOUTH AFRICA		8,198,073
Spain - 1.5%
Grifols SA (a)	30,332	566,053
Prosegur Compania de Seguridad SA (Reg.)	101,209	5,049,276
TOTAL SPAIN		5,615,329
Sweden - 2.1%
Fagerhult AB	85,150	2,004,820
Intrum Justitia AB	186,000	3,059,797
Swedish Match Co.	78,600	2,719,844
TOTAL SWEDEN		7,784,461
Switzerland - 1.4%
Bank Sarasin & Co. Ltd. Series B (Reg.)	134,444	5,132,328
Turkey - 1.5%
Albaraka Turk Katilim Bankasi AS	1,505,000	1,591,602
Boyner Buyuk Magazacilik A/S (a)	547,451	919,513
Coca-Cola Icecek AS	211,000	2,863,848
TOTAL TURKEY		5,374,963
United Arab Emirates - 0.2%
Dubai Financial Market PJSC (a)	3,046,397	854,285
United Kingdom - 16.7%
AMEC PLC	116,340	1,731,592
Babcock International Group PLC	299,700	3,395,532
Bellway PLC	203,172	2,319,863
Britvic PLC	556,200	2,950,892
Dechra Pharmaceuticals PLC	247,100	1,947,192
Derwent London PLC	57,900	1,581,089
Great Portland Estates PLC	417,489	2,500,315
H&T Group PLC	336,803	1,684,521
InterContinental Hotel Group PLC ADR	113,600	2,099,328
Johnson Matthey PLC	105,089	3,175,588
Meggitt PLC	836,669	5,174,913
Micro Focus International PLC	291,800	1,593,650
Persimmon PLC	221,563	1,773,393
Rotork PLC	97,500	2,640,504
Serco Group PLC	450,476	3,763,546
Shaftesbury PLC	301,232	2,441,584
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Spectris PLC	124,487	$ 2,546,544
Spirax-Sarco Engineering PLC	174,230	5,374,172
Ted Baker PLC	139,000	1,724,051
Ultra Electronics Holdings PLC	101,869	2,608,106
Unite Group PLC	1,474,170	4,191,504
Victrex PLC	188,582	3,851,625
TOTAL UNITED KINGDOM		61,069,504
United States of America - 12.5%
ANSYS, Inc. (a)	19,285	1,048,333
Autoliv, Inc. (d)	54,900	3,171,573
Broadridge Financial Solutions, Inc.	48,705	1,083,686
Cymer, Inc. (a)	77,700	3,376,065
Dril-Quip, Inc. (a)	32,852	2,138,665
Evercore Partners, Inc. Class A	52,700	1,446,088
Greenhill & Co., Inc. (d)	21,295	804,525
ION Geophysical Corp. (a)	404,906	3,085,384
Juniper Networks, Inc. (a)	35,200	861,344
Kansas City Southern (a)	61,300	3,872,321
Lam Research Corp. (a)	32,003	1,375,809
Martin Marietta Materials, Inc. (d)	24,900	1,797,033
Mohawk Industries, Inc. (a)	86,000	4,527,900
Oceaneering International, Inc.	51,200	2,141,696
PriceSmart, Inc.	96,496	7,337,557
ResMed, Inc. (a)(d)	119,200	3,373,360
Solera Holdings, Inc.	46,600	2,545,758
Solutia, Inc. (a)	55,456	901,160
SS&C Technologies Holdings, Inc. (a)	55,600	881,816
TOTAL UNITED STATES OF AMERICA		45,770,073
TOTAL COMMON STOCKS (Cost $305,074,765)		358,353,624
Money Market Funds - 6.3%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	8,835,562	$ 8,835,562
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	14,278,561	14,278,561
TOTAL MONEY MARKET FUNDS (Cost $23,114,123)		23,114,123
TOTAL INVESTMENT PORTFOLIO - 104.2% (Cost $328,188,888)		381,467,747
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(15,231,283)
NET ASSETS - 100%		$ 366,236,464
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,915
Fidelity Securities Lending Cash Central Fund	208,963
Total	$ 222,878
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 76,422,853	$ -	$ 76,422,853	$ -
United Kingdom	61,069,504	61,069,504	-	-
United States of America	45,770,073	45,770,073	-	-
Canada	17,413,403	17,413,403	-	-
Brazil	17,137,546	17,137,546	-	-
Germany	15,698,879	15,698,879	-	-
France	13,826,126	13,826,126	-	-
Finland	8,716,258	8,716,258	-	-
South Africa	8,198,073	8,198,073	-	-
Other	94,100,909	73,661,252	20,439,657	-
Money Market Funds	23,114,123	23,114,123	-	-
Total Investments in Securities:	$ 381,467,747	$ 284,605,237	$ 96,862,510	$ -
Transfers from Level 1 to Level 2 during the period were $99,465,787.
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $368,117,127 of which $37,615,219 and $330,501,908 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $13,325,034) - See accompanying schedule: Unaffiliated issuers (cost $305,074,765)	$ 358,353,624
Fidelity Central Funds (cost $23,114,123)	23,114,123
Total Investments (cost $328,188,888)		$ 381,467,747
Foreign currency held at value (cost $99,744)		99,510
Receivable for investments sold		195,546
Receivable for fund shares sold		166,806
Dividends receivable		961,741
Distributions receivable from Fidelity Central Funds		3,492
Prepaid expenses		1,455
Other receivables		12,370
Total assets		382,908,667

Liabilities
Payable for investments purchased	$ 1,485,984
Payable for fund shares redeemed	489,719
Accrued management fee	235,802
Distribution and service plan fees payable	14,845
Other affiliated payables	105,135
Other payables and accrued expenses	62,157
Collateral on securities loaned, at value	14,278,561
Total liabilities		16,672,203

Net Assets		$ 366,236,464
Net Assets consist of:
Paid in capital		$ 678,939,230
Undistributed net investment income		4,428,178
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(370,400,713)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		53,269,769
Net Assets		$ 366,236,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($18,686,336 ÷ 1,916,318 shares)	$ 9.75

Maximum offering price per share (100/94.25 of $9.75)	$ 10.34
Class T: Net Asset Value and redemption price per share ($8,700,526 ÷ 900,706 shares)	$ 9.66

Maximum offering price per share (100/96.50 of $9.66)	$ 10.01
Class B: Net Asset Value and offering price per share ($2,292,585 ÷ 241,853 shares)A	$ 9.48

Class C: Net Asset Value and offering price per share ($6,899,707 ÷ 728,884 shares)A	$ 9.47

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($328,261,845 ÷ 33,341,584 shares)	$ 9.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,395,465 ÷ 141,546 shares)	$ 9.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 9,529,575
Special dividends		2,725,226
Income from Fidelity Central Funds		222,878
Income before foreign taxes withheld		12,477,679
Less foreign taxes withheld		(650,585)
Total income		11,827,094

Expenses
Management fee Basic fee	$ 3,680,170
Performance adjustment	(837,875)
Transfer agent fees	1,267,212
Distribution and service plan fees	216,627
Accounting and security lending fees	225,859
Custodian fees and expenses	123,008
Independent trustees' compensation	2,387
Registration fees	82,117
Audit	71,269
Legal	1,734
Miscellaneous	4,640
Total expenses before reductions	4,837,148
Expense reductions	(53,631)	4,783,517
Net investment income (loss)		7,043,577
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,342,117
Foreign currency transactions	(320,338)
Total net realized gain (loss)		54,021,779
Change in net unrealized appreciation (depreciation) on: Investment securities	(52,211,455)
Assets and liabilities in foreign currencies	(51,097)
Total change in net unrealized appreciation (depreciation)		(52,262,552)
Net gain (loss)		1,759,227
Net increase (decrease) in net assets resulting from operations		$ 8,802,804

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,043,577	$ 3,674,101
Net realized gain (loss)	54,021,779	58,487,523
Change in net unrealized appreciation (depreciation)	(52,262,552)	25,253,733
Net increase (decrease) in net assets resulting from operations	8,802,804	87,415,357
Distributions to shareholders from net investment income	(6,223,295)	(3,861,178)
Distributions to shareholders from net realized gain	(1,761,993)	(4,067,493)
Total distributions	(7,985,288)	(7,928,671)
Share transactions - net increase (decrease)	(78,669,716)	(8,820,184)
Redemption fees	71,408	60,781
Total increase (decrease) in net assets	(77,780,792)	70,727,283

Net Assets
Beginning of period	444,017,256	373,289,973
End of period (including undistributed net investment income of $4,428,178 and undistributed net investment income of $3,575,839, respectively)	$ 366,236,464	$ 444,017,256

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.82	$ 8.07	$ 6.24	$ 18.97	$ 14.18
Income from Investment Operations
Net investment income (loss) C	.15 F	.06	.06	.02	.02
Net realized and unrealized gain (loss)	(.07)	1.85	1.77	(10.85)	4.76
Total from investment operations	.08	1.91	1.83	(10.83)	4.78
Distributions from net investment income	(.11)	(.07)	-	(.03)	-
Distributions from net realized gain	(.04)	(.09)	-	(1.88)	-
Total distributions	(.15)	(.16)	-	(1.90) I	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 9.75	$ 9.82	$ 8.07	$ 6.24	$ 18.97
Total ReturnA, B	.81%	24.05%	29.33%	(62.98)%	33.78%
Ratios to Average Net Assets D, G
Expenses before reductions	1.34%	1.16%	.94%	1.75%	1.63%
Expenses net of fee waivers, if any	1.33%	1.16%	.94%	1.66%	1.63%
Expenses net of all reductions	1.32%	1.15%	.89%	1.62%	1.59%
Net investment income (loss)	1.44% F	.74%	1.00%	.13%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,686	$ 20,228	$ 18,883	$ 17,905	$ 70,785
Portfolio turnover rate E	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.90 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 8.00	$ 6.20	$ 18.85	$ 14.12
Income from Investment Operations
Net investment income (loss) C	.12 F	.04	.05	(.02)	(.02)
Net realized and unrealized gain (loss)	(.06)	1.83	1.75	(10.78)	4.74
Total from investment operations	.06	1.87	1.80	(10.80)	4.72
Distributions from net investment income	(.08)	(.06)	-	-	-
Distributions from net realized gain	(.04)	(.09)	-	(1.85)	-
Total distributions	(.12)	(.15)	-	(1.85) I	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 9.66	$ 9.72	$ 8.00	$ 6.20	$ 18.85
Total Return A, B	.60%	23.65%	29.03%	(63.08)%	33.50%
Ratios to Average Net Assets D, G
Expenses before reductions	1.60%	1.43%	1.20%	2.00%	1.85%
Expenses net of fee waivers, if any	1.60%	1.43%	1.20%	1.91%	1.85%
Expenses net of all reductions	1.59%	1.41%	1.15%	1.87%	1.81%
Net investment income (loss)	1.17% F	.48%	.74%	(.12)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,701	$ 11,202	$ 11,915	$ 11,614	$ 46,568
Portfolio turnover rate E	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .54%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.85 per share is comprised of distributions from net realized gain of $1.852 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.54	$ 7.87	$ 6.12	$ 18.64	$ 14.04
Income from Investment Operations
Net investment income (loss) C	.07 F	- H	.02	(.08)	(.11)
Net realized and unrealized gain (loss)	(.06)	1.79	1.73	(10.68)	4.70
Total from investment operations	.01	1.79	1.75	(10.76)	4.59
Distributions from net investment income	(.06)	(.03)	-	-	-
Distributions from net realized gain	(.02)	(.09)	-	(1.76)	-
Total distributions	(.07) J	(.12)	-	(1.76) I	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 9.48	$ 9.54	$ 7.87	$ 6.12	$ 18.64
Total Return A, B	.10%	23.03%	28.59%	(63.32)%	32.76%
Ratios to Average Net Assets D, G
Expenses before reductions	2.09%	1.91%	1.69%	2.51%	2.40%
Expenses net of fee waivers, if any	2.09%	1.91%	1.69%	2.41%	2.40%
Expenses net of all reductions	2.07%	1.90%	1.64%	2.38%	2.36%
Net investment income (loss)	.68% F	(.01)%	.25%	(.62)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,293	$ 2,902	$ 2,799	$ 2,687	$ 10,975
Portfolio turnover rate E	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.76 per share is comprised of distributions from net realized gain of $1.760 per share.

J Total distribution of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.53	$ 7.86	$ 6.11	$ 18.63	$ 14.03
Income from Investment Operations
Net investment income (loss) C	.07 F	- H	.02	(.08)	(.11)
Net realized and unrealized gain (loss)	(.06)	1.79	1.73	(10.66)	4.70
Total from investment operations	.01	1.79	1.75	(10.74)	4.59
Distributions from net investment income	(.06)	(.03)	-	-	-
Distributions from net realized gain	(.02)	(.09)	-	(1.78)	-
Total distributions	(.07) J	(.12)	-	(1.78) I	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 9.47	$ 9.53	$ 7.86	$ 6.11	$ 18.63
Total Return A, B	.10%	23.06%	28.64%	(63.32)%	32.79%
Ratios to Average Net Assets D, G
Expenses before reductions	2.09%	1.91%	1.68%	2.51%	2.38%
Expenses net of fee waivers, if any	2.09%	1.91%	1.68%	2.41%	2.38%
Expenses net of all reductions	2.07%	1.90%	1.63%	2.38%	2.34%
Net investment income (loss)	.68% F	(.01)%	.26%	(.62)%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,900	$ 8,936	$ 8,543	$ 9,497	$ 40,894
Portfolio turnover rate E	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.78 per share is comprised of distributions from net realized gain of $1.775 per share.

J Total distributions of $.07 per share is comprised of distribution from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.92	$ 8.14	$ 6.28	$ 19.09	$ 14.23
Income from Investment Operations
Net investment income (loss) B	.17 E	.09	.08	.05	.07
Net realized and unrealized gain (loss)	(.06)	1.87	1.78	(10.92)	4.78
Total from investment operations	.11	1.96	1.86	(10.87)	4.85
Distributions from net investment income	(.14)	(.09)	- G	(.06)	-
Distributions from net realized gain	(.04)	(.09)	-	(1.88)	-
Total distributions	(.18)	(.18)	- G	(1.94) H	-
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 9.85	$ 9.92	$ 8.14	$ 6.28	$ 19.09
Total Return A	1.10%	24.43%	29.68%	(62.91)%	34.15%
Ratios to Average Net Assets C, F
Expenses before reductions	1.08%	.91%	.68%	1.44%	1.30%
Expenses net of fee waivers, if any	1.08%	.91%	.68%	1.44%	1.30%
Expenses net of all reductions	1.06%	.89%	.64%	1.40%	1.25%
Net investment income (loss)	1.69% E	1.00%	1.25%	.36%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 328,262	$ 398,331	$ 329,128	$ 312,376	$ 1,433,844
Portfolio turnover rate D	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.94 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 8.14	$ 6.27	$ 19.09	$ 14.22
Income from Investment Operations
Net investment income (loss) B	.18 E	.09	.08	.05	.08
Net realized and unrealized gain (loss)	(.06)	1.86	1.79	(10.92)	4.78
Total from investment operations	.12	1.95	1.87	(10.87)	4.86
Distributions from net investment income	(.15)	(.07)	- G	(.07)	-
Distributions from net realized gain	(.04)	(.09)	-	(1.88)	-
Total distributions	(.19)	(.16)	- G	(1.95) H	-
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 9.86	$ 9.93	$ 8.14	$ 6.27	$ 19.09
Total Return A	1.13%	24.33%	29.87%	(62.95)%	34.25%
Ratios to Average Net Assets C, F
Expenses before reductions	1.03%	.90%	.68%	1.40%	1.29%
Expenses net of fee waivers, if any	1.03%	.90%	.68%	1.40%	1.29%
Expenses net of all reductions	1.02%	.88%	.64%	1.37%	1.25%
Net investment income (loss)	1.74% E	1.01%	1.25%	.39%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,395	$ 2,418	$ 2,022	$ 8,117	$ 27,609
Portfolio turnover rate D	24%	49%	174%	61%	107%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.95 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 73,513,976
Gross unrealized depreciation	(22,795,694)
Net unrealized appreciation (depreciation) on securities and other investments	$ 50,718,282

Tax Cost	$ 330,749,465

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,705,169
Capital loss carryforward	$ (368,117,127)
Net unrealized appreciation (depreciation)	$ 50,709,192

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 7,985,288	$ 7,928,671

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 Days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $100,138,660 and $177,442,934, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 51,958	$ 413
Class T	.25%	.25%	53,522	308
Class B	.75%	.25%	27,423	20,595
Class C	.75%	.25%	83,724	6,165
			$ 216,627	$ 27,481

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,326
Class T	2,104
Class B*	5,991
Class C*	326
$ 16,747

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 62,852.30
Class T	33,760.32
Class B	8,293.30
Class C	25,383.30
International Small Cap Opportunities	1,132,318.29
Institutional Class	4,606.25
	$ 1,267,212

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,185 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,348 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $208,963. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $5,729.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $47,857 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $45.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 234,699	$ 167,529
Class T	95,132	81,809
Class B	17,225	11,651
Class C	53,555	35,378
International Small Cap Opportunities	5,789,167	3,548,259
Institutional Class	33,517	16,552
Total	$ 6,223,295	$ 3,861,178
From net realized gain
Class A	$ 81,710	$ 203,751
Class T	45,784	126,944
Class B	4,543	31,778
Class C	13,930	96,486
International Small Cap Opportunities	1,606,951	3,588,127
Institutional Class	9,075	20,407
Total	$ 1,761,993	$ 4,067,493

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	414,528	502,676	$ 4,258,719	$ 4,331,157
Reinvestment of distributions	27,655	39,668	279,266	334,402
Shares redeemed	(586,134)	(821,208)	(5,964,528)	(7,086,973)
Net increase (decrease)	(143,951)	(278,864)	$ (1,426,543)	$ (2,421,414)
Class T
Shares sold	106,538	202,721	$ 1,079,217	$ 1,752,774
Reinvestment of distributions	13,404	24,207	134,702	202,613
Shares redeemed	(371,432)	(563,942)	(3,710,229)	(4,787,797)
Net increase (decrease)	(251,490)	(337,014)	$ (2,496,310)	$ (2,832,410)
Class B
Shares sold	6,900	33,509	$ 67,544	$ 282,738
Reinvestment of distributions	1,989	4,957	19,877	40,893
Shares redeemed	(71,270)	(89,943)	(711,316)	(751,714)
Net increase (decrease)	(62,381)	(51,477)	$ (623,895)	$ (428,083)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	80,402	138,774	$ 802,688	$ 1,172,961
Reinvestment of distributions	5,984	13,874	59,727	114,325
Shares redeemed	(295,393)	(301,965)	(2,919,335)	(2,545,004)
Net increase (decrease)	(209,007)	(149,317)	$ (2,056,920)	$ (1,257,718)
International Small Cap Opportunities
Shares sold	4,054,816	11,750,215	$ 41,630,046	$ 101,991,968
Reinvestment of distributions	693,159	792,800	7,035,420	6,738,804
Shares redeemed	(11,579,067)	(12,779,026)	(119,651,010)	(110,633,144)
Net increase (decrease)	(6,831,092)	(236,011)	$ (70,985,544)	$ (1,902,372)
Institutional Class
Shares sold	36,278	111,833	$ 362,488	$ 1,028,388
Reinvestment of distributions	3,294	3,263	33,471	27,765
Shares redeemed	(141,623)	(119,898)	(1,476,463)	(1,034,340)
Net increase (decrease)	(102,051)	(4,802)	$ (1,080,504)	$ 21,813

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Small Cap Opportunities	12/05/11	12/02/11	$0.138	$0.01

International Small Cap Opportunities designates 76% and 100% of the dividends distributed on December 3, 2010 and December 30, 2010, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Small Cap Opportunities	12/06/10	$0.107	$0.0076
	12/31/10	$0.046	$0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of the retail class and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
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5400 College Boulevard
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Three Canal Plaza
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7315 Wisconsin Avenue
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610 York Road
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801 Boylston Street
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155 Congress Street
Boston, MA

300 Granite Street
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44 Mall Road
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238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
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30200 Northwestern Hwy.
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43420 Grand River Avenue
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3480 28th Street
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2425 S. Linden Road STE E
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Minnesota

7740 France Avenue South
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8342 3rd Street North
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1524 South Lindbergh Blvd.
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2225 Village Walk Drive
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501 Route 73 South
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150 Essex Street
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35 Morris Street
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3518 Route 1 North
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530 Broad Street
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3349 Monroe Avenue
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North Carolina

4611 Sharon Road
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Ohio

3805 Edwards Road
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1324 Polaris Parkway
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7493 SW Bridgeport Road
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600 West DeKalb Pike
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10 Memorial Boulevard
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3018 Peoples Street
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10000 Research Boulevard
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10500 NE 8th Street
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304 Strander Blvd
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Washington, DC

1900 K Street, N.W.
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Wisconsin

16020 West Bluemound Road
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Annual Report

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ILS-UANN-1211
1.815061.107

(Fidelity Logo)

Fidelity Advisor®

International Small Cap Opportunities

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2011

(Fidelity Cover Art)

Class A, Class T, Class B
and Class C are classes of
Fidelity® International
Small Cap Opportunities Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-4.99%	-5.47%	1.10%
Class T (incl. 3.50% sales charge)	-2.92%	-5.25%	1.21%
Class B (incl. contingent deferred sales charge) B	-4.87%	-5.40%	1.28%
Class C (incl. contingent deferred sales charge) C	-0.90%	-5.05%	1.28%

A From August 2, 2005.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Class

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Opportunities Fund - Class A on August 2, 2005, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Small Cap Opportunities Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 0.81%, 0.60%, 0.10% and 0.10%, respectively (excluding sales charges), versus -2.39% for the MSCI® EAFE® (Europe, Australasia, Far East) Small Cap Index. Security selection in continental Europe - especially Finland and Germany - helped, as did out-of-index stock picking in the U.S. In emerging markets, my positioning in non-index Turkey and benchmark component South Africa hurt the most. Out-of-benchmark security selection in Canada also was negative. In terms of sectors, good security selection in industrials and consumer discretionary, along with a favorable stance in consumer staples and information technology, helped, while relatively weak stock picking in energy and positioning in utilities hurt. The top individual contributor was U.S.-based PriceSmart, a dominant warehouse club retailer in Central America. Railroad Kansas City Southern (U.S.), Aozora Bank (Japan) and seismic solutions business ION Geophysical (U.S.) also helped. On the negative side, the fund was hurt by Canadian energy firms Petrobank Energy & Resources, which I sold before period end, and Niko Resources. Italian asset manager Azimut Holdings, the only index component I've mentioned, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.36%
Actual		$ 1,000.00	$ 872.10	$ 6.42
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class T	1.62%
Actual		$ 1,000.00	$ 871.10	$ 7.64
HypotheticalA		$ 1,000.00	$ 1,017.04	$ 8.24
Class B	2.11%
Actual		$ 1,000.00	$ 868.90	$ 9.94
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.11%
Actual		$ 1,000.00	$ 868.80	$ 9.94
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
International Small Cap Opportunities	1.10%
Actual		$ 1,000.00	$ 873.20	$ 5.19
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Institutional Class	1.07%
Actual		$ 1,000.00	$ 873.30	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Japan 20.9%
United Kingdom 16.7%
United States of America 14.6%
Canada 4.8%
Brazil 4.7%
Germany 4.3%
France 3.8%
Finland 2.4%
South Africa 2.2%
Other 25.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Japan 20.2%
United Kingdom 16.2%
United States of America 12.4%
Canada 4.9%
Brazil 4.8%
France 3.9%
Germany 3.6%
Netherlands 3.2%
Finland 3.0%
Other 27.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	97.9	98.4
Short-Term Investments and Net Other Assets	2.1	1.6
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	2.0	1.5
USS Co. Ltd. (Japan, Specialty Retail)	1.8	1.5
Osaka Securities Exchange Co. Ltd. (Japan, Diversified Financial Services)	1.6	1.3
Kobayashi Pharmaceutical Co. Ltd. (Japan, Personal Products)	1.6	1.3
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.5	1.2
Meggitt PLC (United Kingdom, Aerospace & Defense)	1.4	1.0
Bank Sarasin & Co. Ltd. Series B (Reg.) (Switzerland, Capital Markets)	1.4	1.0
Prosegur Compania de Seguridad SA (Reg.) (Spain, Commercial Services & Supplies)	1.4	1.2
Outotec Oyj (Finland, Construction & Engineering)	1.3	1.3
Andritz AG (Austria, Machinery)	1.3	1.3
	15.3
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	22.4	23.0
Consumer Discretionary	18.6	18.1
Financials	16.4	17.7
Materials	11.8	11.1
Consumer Staples	9.9	8.4
Information Technology	8.2	8.5
Health Care	5.8	5.6
Energy	4.8	5.6
Utilities	0.0	0.4

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 1.7%
MAp Group unit	1,015,958	$ 3,625,576
OZ Minerals Ltd.	138,943	1,668,695
Ramsay Health Care Ltd.	43,346	852,149
TOTAL AUSTRALIA		6,146,420
Austria - 1.9%
Andritz AG	52,800	4,678,667
Zumtobel AG	113,981	2,377,116
TOTAL AUSTRIA		7,055,783
Bailiwick of Guernsey - 0.7%
Resolution Ltd.	575,273	2,544,174
Bailiwick of Jersey - 1.6%
Informa PLC	485,236	2,828,012
Randgold Resources Ltd. sponsored ADR	27,300	2,991,261
TOTAL BAILIWICK OF JERSEY		5,819,273
Belgium - 1.2%
Gimv NV	34,800	1,779,502
Umicore SA	63,474	2,733,194
TOTAL BELGIUM		4,512,696
Bermuda - 1.3%
Aquarius Platinum Ltd. (Australia)	406,589	1,192,875
Lazard Ltd. Class A	34,899	954,139
Trinity Ltd.	2,952,000	2,675,575
TOTAL BERMUDA		4,822,589
Brazil - 4.7%
Arezzo Industria e Comercio SA	129,700	1,714,529
Banco ABC Brasil SA	260,300	1,735,636
Banco Pine SA	148,900	989,372
BR Malls Participacoes SA	83,500	902,006
Braskem SA Class A sponsored ADR (d)	217,200	3,918,288
Cia.Hering SA	39,600	884,382
Iguatemi Empresa de Shopping Centers SA	46,700	904,792
Multiplan Empreendimentos Imobiliarios SA	84,600	1,710,524
Odontoprev SA	131,500	2,069,142
Restoque Comercio e Confeccoes de Roupas SA	26,200	411,950
T4F Entretenimento SA	131,800	921,034
Totvs SA	58,800	975,891
TOTAL BRAZIL		17,137,546
Common Stocks - continued
	Shares	Value
Canada - 4.8%
Agnico-Eagle Mines Ltd. (Canada)	40,760	$ 1,768,032
Eldorado Gold Corp.	127,800	2,401,258
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,790	3,256,116
Niko Resources Ltd.	67,600	3,718,220
Open Text Corp. (a)	29,500	1,805,482
Pan American Silver Corp.	28,900	808,044
Petrominerales Ltd.	42,879	1,131,281
Quadra FNX Mining Ltd. (a)	75,200	867,533
TAG Oil Ltd. (a)	142,000	880,333
Tuscany International Drilling, Inc. (a)	1,139,200	777,104
TOTAL CANADA		17,413,403
Cayman Islands - 1.6%
China Lilang Ltd.	1,309,000	1,377,892
Intime Department Store Group Co. Ltd.	563,000	807,944
NVC Lighting Holdings Ltd.	4,329,000	1,879,620
Vantage Drilling Co. (a)	625,331	850,450
Wynn Macau Ltd.	337,200	944,793
TOTAL CAYMAN ISLANDS		5,860,699
Denmark - 0.8%
William Demant Holding A/S (a)	36,533	2,914,894
Finland - 2.4%
Metso Corp.	25,700	1,000,834
Nokian Tyres PLC	82,500	3,031,260
Outotec Oyj	100,200	4,684,164
TOTAL FINLAND		8,716,258
France - 3.8%
Audika SA	95,384	2,109,391
Laurent-Perrier Group	23,963	2,470,599
Remy Cointreau SA	38,298	3,148,236
Saft Groupe SA	92,419	2,813,770
Vetoquinol SA	28,212	929,994
Virbac SA	13,600	2,354,136
TOTAL FRANCE		13,826,126
Germany - 4.3%
alstria office REIT-AG	135,300	1,739,475
Bilfinger Berger AG	36,159	3,241,620
CompuGROUP Holding AG	67,000	862,308
CTS Eventim AG	137,426	4,550,148
Common Stocks - continued
	Shares	Value
Germany - continued
Fielmann AG (d)	30,537	$ 3,216,420
Software AG (Bearer)	50,281	2,088,908
TOTAL GERMANY		15,698,879
India - 0.5%
Apollo Tyres Ltd.	642,892	753,948
Jyothy Laboratories Ltd.	433,677	1,269,440
TOTAL INDIA		2,023,388
Ireland - 1.0%
James Hardie Industries NV:
CDI (a)	40,000	259,101
sponsored ADR (a)	102,775	3,332,993
TOTAL IRELAND		3,592,094
Israel - 1.0%
Azrieli Group	72,005	1,852,664
Ituran Location & Control Ltd.	140,286	1,867,207
TOTAL ISRAEL		3,719,871
Italy - 1.5%
Azimut Holding SpA	291,773	2,281,383
Interpump Group SpA	512,558	3,301,217
TOTAL ITALY		5,582,600
Japan - 20.9%
Air Water, Inc.	62,000	787,141
Aozora Bank Ltd. (d)	1,120,000	2,831,751
Asahi Co. Ltd. (d)	58,000	1,285,102
Autobacs Seven Co. Ltd.	83,300	3,814,879
Daikoku Denki Co. Ltd.	128,700	1,152,515
Daikokutenbussan Co. Ltd.	109,200	3,134,401
FCC Co. Ltd.	149,300	3,154,839
GCA Savvian Group Corp. (d)	1,109	1,298,210
Glory Ltd.	60,300	1,290,829
Goldcrest Co. Ltd.	60,400	1,108,271
Kamigumi Co. Ltd.	273,000	2,384,117
Kobayashi Pharmaceutical Co. Ltd.	116,700	5,785,472
Kyoto Kimono Yuzen Co. Ltd.	109,900	1,278,601
Meiko Network Japan Co. Ltd.	120,500	997,877
Miraial Co. Ltd.	39,200	609,201
Nabtesco Corp.	156,400	3,425,851
Nagaileben Co. Ltd.	89,400	1,232,168
Common Stocks - continued
	Shares	Value
Japan - continued
Nihon M&A Center, Inc.	410	$ 2,314,525
Nihon Parkerizing Co. Ltd.	157,000	2,113,801
Nippon Seiki Co. Ltd.	186,000	1,868,967
Nippon Thompson Co. Ltd.	537,000	3,459,214
Obic Co. Ltd.	16,030	3,031,023
Osaka Securities Exchange Co. Ltd.	1,276	5,980,182
OSG Corp.	90,300	1,157,270
Seven Bank Ltd.	594	1,057,196
SHO-BOND Holdings Co. Ltd.	98,200	2,190,832
Shoei Co. Ltd.	80,300	540,394
The Nippon Synthetic Chemical Industry Co. Ltd.	323,000	1,794,495
Tsumura & Co.	82,900	2,331,871
Tsutsumi Jewelry Co. Ltd.	43,900	1,023,100
USS Co. Ltd.	80,540	6,659,028
Yamatake Corp.	56,000	1,239,082
Yamato Kogyo Co. Ltd.	161,700	4,090,648
TOTAL JAPAN		76,422,853
Korea (South) - 0.3%
NCsoft Corp.	3,895	1,219,916
Luxembourg - 0.5%
GlobeOp Financial Services SA	367,600	1,684,847
Netherlands - 1.6%
Aalberts Industries NV	177,200	3,137,680
ASM International NV unit	46,800	1,320,696
QIAGEN NV (a)(d)	109,200	1,504,776
TOTAL NETHERLANDS		5,963,152
Papua New Guinea - 0.3%
Oil Search Ltd.	143,966	982,258
Philippines - 0.4%
Jollibee Food Corp.	671,660	1,427,287
Portugal - 0.7%
Jeronimo Martins SGPS SA	146,700	2,537,727
Singapore - 0.3%
Wing Tai Holdings Ltd.	917,000	929,875
South Africa - 2.2%
African Rainbow Minerals Ltd.	101,600	2,348,131
City Lodge Hotels Ltd.	4,722	37,484
Clicks Group Ltd.	390,659	2,050,193
Common Stocks - continued
	Shares	Value
South Africa - continued
JSE Ltd.	199,281	$ 1,764,735
Mr Price Group Ltd.	207,500	1,997,530
TOTAL SOUTH AFRICA		8,198,073
Spain - 1.5%
Grifols SA (a)	30,332	566,053
Prosegur Compania de Seguridad SA (Reg.)	101,209	5,049,276
TOTAL SPAIN		5,615,329
Sweden - 2.1%
Fagerhult AB	85,150	2,004,820
Intrum Justitia AB	186,000	3,059,797
Swedish Match Co.	78,600	2,719,844
TOTAL SWEDEN		7,784,461
Switzerland - 1.4%
Bank Sarasin & Co. Ltd. Series B (Reg.)	134,444	5,132,328
Turkey - 1.5%
Albaraka Turk Katilim Bankasi AS	1,505,000	1,591,602
Boyner Buyuk Magazacilik A/S (a)	547,451	919,513
Coca-Cola Icecek AS	211,000	2,863,848
TOTAL TURKEY		5,374,963
United Arab Emirates - 0.2%
Dubai Financial Market PJSC (a)	3,046,397	854,285
United Kingdom - 16.7%
AMEC PLC	116,340	1,731,592
Babcock International Group PLC	299,700	3,395,532
Bellway PLC	203,172	2,319,863
Britvic PLC	556,200	2,950,892
Dechra Pharmaceuticals PLC	247,100	1,947,192
Derwent London PLC	57,900	1,581,089
Great Portland Estates PLC	417,489	2,500,315
H&T Group PLC	336,803	1,684,521
InterContinental Hotel Group PLC ADR	113,600	2,099,328
Johnson Matthey PLC	105,089	3,175,588
Meggitt PLC	836,669	5,174,913
Micro Focus International PLC	291,800	1,593,650
Persimmon PLC	221,563	1,773,393
Rotork PLC	97,500	2,640,504
Serco Group PLC	450,476	3,763,546
Shaftesbury PLC	301,232	2,441,584
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Spectris PLC	124,487	$ 2,546,544
Spirax-Sarco Engineering PLC	174,230	5,374,172
Ted Baker PLC	139,000	1,724,051
Ultra Electronics Holdings PLC	101,869	2,608,106
Unite Group PLC	1,474,170	4,191,504
Victrex PLC	188,582	3,851,625
TOTAL UNITED KINGDOM		61,069,504
United States of America - 12.5%
ANSYS, Inc. (a)	19,285	1,048,333
Autoliv, Inc. (d)	54,900	3,171,573
Broadridge Financial Solutions, Inc.	48,705	1,083,686
Cymer, Inc. (a)	77,700	3,376,065
Dril-Quip, Inc. (a)	32,852	2,138,665
Evercore Partners, Inc. Class A	52,700	1,446,088
Greenhill & Co., Inc. (d)	21,295	804,525
ION Geophysical Corp. (a)	404,906	3,085,384
Juniper Networks, Inc. (a)	35,200	861,344
Kansas City Southern (a)	61,300	3,872,321
Lam Research Corp. (a)	32,003	1,375,809
Martin Marietta Materials, Inc. (d)	24,900	1,797,033
Mohawk Industries, Inc. (a)	86,000	4,527,900
Oceaneering International, Inc.	51,200	2,141,696
PriceSmart, Inc.	96,496	7,337,557
ResMed, Inc. (a)(d)	119,200	3,373,360
Solera Holdings, Inc.	46,600	2,545,758
Solutia, Inc. (a)	55,456	901,160
SS&C Technologies Holdings, Inc. (a)	55,600	881,816
TOTAL UNITED STATES OF AMERICA		45,770,073
TOTAL COMMON STOCKS (Cost $305,074,765)		358,353,624
Money Market Funds - 6.3%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	8,835,562	$ 8,835,562
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	14,278,561	14,278,561
TOTAL MONEY MARKET FUNDS (Cost $23,114,123)		23,114,123
TOTAL INVESTMENT PORTFOLIO - 104.2% (Cost $328,188,888)		381,467,747
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(15,231,283)
NET ASSETS - 100%		$ 366,236,464
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,915
Fidelity Securities Lending Cash Central Fund	208,963
Total	$ 222,878
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 76,422,853	$ -	$ 76,422,853	$ -
United Kingdom	61,069,504	61,069,504	-	-
United States of America	45,770,073	45,770,073	-	-
Canada	17,413,403	17,413,403	-	-
Brazil	17,137,546	17,137,546	-	-
Germany	15,698,879	15,698,879	-	-
France	13,826,126	13,826,126	-	-
Finland	8,716,258	8,716,258	-	-
South Africa	8,198,073	8,198,073	-	-
Other	94,100,909	73,661,252	20,439,657	-
Money Market Funds	23,114,123	23,114,123	-	-
Total Investments in Securities:	$ 381,467,747	$ 284,605,237	$ 96,862,510	$ -
Transfers from Level 1 to Level 2 during the period were $99,465,787.
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $368,117,127 of which $37,615,219 and $330,501,908 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $13,325,034) - See accompanying schedule: Unaffiliated issuers (cost $305,074,765)	$ 358,353,624
Fidelity Central Funds (cost $23,114,123)	23,114,123
Total Investments (cost $328,188,888)		$ 381,467,747
Foreign currency held at value (cost $99,744)		99,510
Receivable for investments sold		195,546
Receivable for fund shares sold		166,806
Dividends receivable		961,741
Distributions receivable from Fidelity Central Funds		3,492
Prepaid expenses		1,455
Other receivables		12,370
Total assets		382,908,667

Liabilities
Payable for investments purchased	$ 1,485,984
Payable for fund shares redeemed	489,719
Accrued management fee	235,802
Distribution and service plan fees payable	14,845
Other affiliated payables	105,135
Other payables and accrued expenses	62,157
Collateral on securities loaned, at value	14,278,561
Total liabilities		16,672,203

Net Assets		$ 366,236,464
Net Assets consist of:
Paid in capital		$ 678,939,230
Undistributed net investment income		4,428,178
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(370,400,713)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		53,269,769
Net Assets		$ 366,236,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($18,686,336 ÷ 1,916,318 shares)	$ 9.75

Maximum offering price per share (100/94.25 of $9.75)	$ 10.34
Class T: Net Asset Value and redemption price per share ($8,700,526 ÷ 900,706 shares)	$ 9.66

Maximum offering price per share (100/96.50 of $9.66)	$ 10.01
Class B: Net Asset Value and offering price per share ($2,292,585 ÷ 241,853 shares)A	$ 9.48

Class C: Net Asset Value and offering price per share ($6,899,707 ÷ 728,884 shares)A	$ 9.47

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($328,261,845 ÷ 33,341,584 shares)	$ 9.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,395,465 ÷ 141,546 shares)	$ 9.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 9,529,575
Special dividends		2,725,226
Income from Fidelity Central Funds		222,878
Income before foreign taxes withheld		12,477,679
Less foreign taxes withheld		(650,585)
Total income		11,827,094

Expenses
Management fee Basic fee	$ 3,680,170
Performance adjustment	(837,875)
Transfer agent fees	1,267,212
Distribution and service plan fees	216,627
Accounting and security lending fees	225,859
Custodian fees and expenses	123,008
Independent trustees' compensation	2,387
Registration fees	82,117
Audit	71,269
Legal	1,734
Miscellaneous	4,640
Total expenses before reductions	4,837,148
Expense reductions	(53,631)	4,783,517
Net investment income (loss)		7,043,577
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,342,117
Foreign currency transactions	(320,338)
Total net realized gain (loss)		54,021,779
Change in net unrealized appreciation (depreciation) on: Investment securities	(52,211,455)
Assets and liabilities in foreign currencies	(51,097)
Total change in net unrealized appreciation (depreciation)		(52,262,552)
Net gain (loss)		1,759,227
Net increase (decrease) in net assets resulting from operations		$ 8,802,804

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,043,577	$ 3,674,101
Net realized gain (loss)	54,021,779	58,487,523
Change in net unrealized appreciation (depreciation)	(52,262,552)	25,253,733
Net increase (decrease) in net assets resulting from operations	8,802,804	87,415,357
Distributions to shareholders from net investment income	(6,223,295)	(3,861,178)
Distributions to shareholders from net realized gain	(1,761,993)	(4,067,493)
Total distributions	(7,985,288)	(7,928,671)
Share transactions - net increase (decrease)	(78,669,716)	(8,820,184)
Redemption fees	71,408	60,781
Total increase (decrease) in net assets	(77,780,792)	70,727,283

Net Assets
Beginning of period	444,017,256	373,289,973
End of period (including undistributed net investment income of $4,428,178 and undistributed net investment income of $3,575,839, respectively)	$ 366,236,464	$ 444,017,256

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.82	$ 8.07	$ 6.24	$ 18.97	$ 14.18
Income from Investment Operations
Net investment income (loss) C	.15 F	.06	.06	.02	.02
Net realized and unrealized gain (loss)	(.07)	1.85	1.77	(10.85)	4.76
Total from investment operations	.08	1.91	1.83	(10.83)	4.78
Distributions from net investment income	(.11)	(.07)	-	(.03)	-
Distributions from net realized gain	(.04)	(.09)	-	(1.88)	-
Total distributions	(.15)	(.16)	-	(1.90) I	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 9.75	$ 9.82	$ 8.07	$ 6.24	$ 18.97
Total ReturnA, B	.81%	24.05%	29.33%	(62.98)%	33.78%
Ratios to Average Net Assets D, G
Expenses before reductions	1.34%	1.16%	.94%	1.75%	1.63%
Expenses net of fee waivers, if any	1.33%	1.16%	.94%	1.66%	1.63%
Expenses net of all reductions	1.32%	1.15%	.89%	1.62%	1.59%
Net investment income (loss)	1.44% F	.74%	1.00%	.13%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,686	$ 20,228	$ 18,883	$ 17,905	$ 70,785
Portfolio turnover rate E	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.90 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 8.00	$ 6.20	$ 18.85	$ 14.12
Income from Investment Operations
Net investment income (loss) C	.12 F	.04	.05	(.02)	(.02)
Net realized and unrealized gain (loss)	(.06)	1.83	1.75	(10.78)	4.74
Total from investment operations	.06	1.87	1.80	(10.80)	4.72
Distributions from net investment income	(.08)	(.06)	-	-	-
Distributions from net realized gain	(.04)	(.09)	-	(1.85)	-
Total distributions	(.12)	(.15)	-	(1.85) I	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 9.66	$ 9.72	$ 8.00	$ 6.20	$ 18.85
Total Return A, B	.60%	23.65%	29.03%	(63.08)%	33.50%
Ratios to Average Net Assets D, G
Expenses before reductions	1.60%	1.43%	1.20%	2.00%	1.85%
Expenses net of fee waivers, if any	1.60%	1.43%	1.20%	1.91%	1.85%
Expenses net of all reductions	1.59%	1.41%	1.15%	1.87%	1.81%
Net investment income (loss)	1.17% F	.48%	.74%	(.12)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,701	$ 11,202	$ 11,915	$ 11,614	$ 46,568
Portfolio turnover rate E	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .54%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.85 per share is comprised of distributions from net realized gain of $1.852 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.54	$ 7.87	$ 6.12	$ 18.64	$ 14.04
Income from Investment Operations
Net investment income (loss) C	.07 F	- H	.02	(.08)	(.11)
Net realized and unrealized gain (loss)	(.06)	1.79	1.73	(10.68)	4.70
Total from investment operations	.01	1.79	1.75	(10.76)	4.59
Distributions from net investment income	(.06)	(.03)	-	-	-
Distributions from net realized gain	(.02)	(.09)	-	(1.76)	-
Total distributions	(.07) J	(.12)	-	(1.76) I	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 9.48	$ 9.54	$ 7.87	$ 6.12	$ 18.64
Total Return A, B	.10%	23.03%	28.59%	(63.32)%	32.76%
Ratios to Average Net Assets D, G
Expenses before reductions	2.09%	1.91%	1.69%	2.51%	2.40%
Expenses net of fee waivers, if any	2.09%	1.91%	1.69%	2.41%	2.40%
Expenses net of all reductions	2.07%	1.90%	1.64%	2.38%	2.36%
Net investment income (loss)	.68% F	(.01)%	.25%	(.62)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,293	$ 2,902	$ 2,799	$ 2,687	$ 10,975
Portfolio turnover rate E	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.76 per share is comprised of distributions from net realized gain of $1.760 per share.

J Total distribution of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.53	$ 7.86	$ 6.11	$ 18.63	$ 14.03
Income from Investment Operations
Net investment income (loss) C	.07 F	- H	.02	(.08)	(.11)
Net realized and unrealized gain (loss)	(.06)	1.79	1.73	(10.66)	4.70
Total from investment operations	.01	1.79	1.75	(10.74)	4.59
Distributions from net investment income	(.06)	(.03)	-	-	-
Distributions from net realized gain	(.02)	(.09)	-	(1.78)	-
Total distributions	(.07) J	(.12)	-	(1.78) I	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 9.47	$ 9.53	$ 7.86	$ 6.11	$ 18.63
Total Return A, B	.10%	23.06%	28.64%	(63.32)%	32.79%
Ratios to Average Net Assets D, G
Expenses before reductions	2.09%	1.91%	1.68%	2.51%	2.38%
Expenses net of fee waivers, if any	2.09%	1.91%	1.68%	2.41%	2.38%
Expenses net of all reductions	2.07%	1.90%	1.63%	2.38%	2.34%
Net investment income (loss)	.68% F	(.01)%	.26%	(.62)%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,900	$ 8,936	$ 8,543	$ 9,497	$ 40,894
Portfolio turnover rate E	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.78 per share is comprised of distributions from net realized gain of $1.775 per share.

J Total distributions of $.07 per share is comprised of distribution from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.92	$ 8.14	$ 6.28	$ 19.09	$ 14.23
Income from Investment Operations
Net investment income (loss) B	.17 E	.09	.08	.05	.07
Net realized and unrealized gain (loss)	(.06)	1.87	1.78	(10.92)	4.78
Total from investment operations	.11	1.96	1.86	(10.87)	4.85
Distributions from net investment income	(.14)	(.09)	- G	(.06)	-
Distributions from net realized gain	(.04)	(.09)	-	(1.88)	-
Total distributions	(.18)	(.18)	- G	(1.94) H	-
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 9.85	$ 9.92	$ 8.14	$ 6.28	$ 19.09
Total Return A	1.10%	24.43%	29.68%	(62.91)%	34.15%
Ratios to Average Net Assets C, F
Expenses before reductions	1.08%	.91%	.68%	1.44%	1.30%
Expenses net of fee waivers, if any	1.08%	.91%	.68%	1.44%	1.30%
Expenses net of all reductions	1.06%	.89%	.64%	1.40%	1.25%
Net investment income (loss)	1.69% E	1.00%	1.25%	.36%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 328,262	$ 398,331	$ 329,128	$ 312,376	$ 1,433,844
Portfolio turnover rate D	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.94 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 8.14	$ 6.27	$ 19.09	$ 14.22
Income from Investment Operations
Net investment income (loss) B	.18 E	.09	.08	.05	.08
Net realized and unrealized gain (loss)	(.06)	1.86	1.79	(10.92)	4.78
Total from investment operations	.12	1.95	1.87	(10.87)	4.86
Distributions from net investment income	(.15)	(.07)	- G	(.07)	-
Distributions from net realized gain	(.04)	(.09)	-	(1.88)	-
Total distributions	(.19)	(.16)	- G	(1.95) H	-
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 9.86	$ 9.93	$ 8.14	$ 6.27	$ 19.09
Total Return A	1.13%	24.33%	29.87%	(62.95)%	34.25%
Ratios to Average Net Assets C, F
Expenses before reductions	1.03%	.90%	.68%	1.40%	1.29%
Expenses net of fee waivers, if any	1.03%	.90%	.68%	1.40%	1.29%
Expenses net of all reductions	1.02%	.88%	.64%	1.37%	1.25%
Net investment income (loss)	1.74% E	1.01%	1.25%	.39%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,395	$ 2,418	$ 2,022	$ 8,117	$ 27,609
Portfolio turnover rate D	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.95 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 73,513,976
Gross unrealized depreciation	(22,795,694)
Net unrealized appreciation (depreciation) on securities and other investments	$ 50,718,282

Tax Cost	$ 330,749,465

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,705,169
Capital loss carryforward	$ (368,117,127)
Net unrealized appreciation (depreciation)	$ 50,709,192

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 7,985,288	$ 7,928,671

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 Days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $100,138,660 and $177,442,934, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 51,958	$ 413
Class T	.25%	.25%	53,522	308
Class B	.75%	.25%	27,423	20,595
Class C	.75%	.25%	83,724	6,165
			$ 216,627	$ 27,481

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,326
Class T	2,104
Class B*	5,991
Class C*	326
$ 16,747

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 62,852.30
Class T	33,760.32
Class B	8,293.30
Class C	25,383.30
International Small Cap Opportunities	1,132,318.29
Institutional Class	4,606.25
	$ 1,267,212

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,185 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,348 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $208,963. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $5,729.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $47,857 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $45.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 234,699	$ 167,529
Class T	95,132	81,809
Class B	17,225	11,651
Class C	53,555	35,378
International Small Cap Opportunities	5,789,167	3,548,259
Institutional Class	33,517	16,552
Total	$ 6,223,295	$ 3,861,178
From net realized gain
Class A	$ 81,710	$ 203,751
Class T	45,784	126,944
Class B	4,543	31,778
Class C	13,930	96,486
International Small Cap Opportunities	1,606,951	3,588,127
Institutional Class	9,075	20,407
Total	$ 1,761,993	$ 4,067,493

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	414,528	502,676	$ 4,258,719	$ 4,331,157
Reinvestment of distributions	27,655	39,668	279,266	334,402
Shares redeemed	(586,134)	(821,208)	(5,964,528)	(7,086,973)
Net increase (decrease)	(143,951)	(278,864)	$ (1,426,543)	$ (2,421,414)
Class T
Shares sold	106,538	202,721	$ 1,079,217	$ 1,752,774
Reinvestment of distributions	13,404	24,207	134,702	202,613
Shares redeemed	(371,432)	(563,942)	(3,710,229)	(4,787,797)
Net increase (decrease)	(251,490)	(337,014)	$ (2,496,310)	$ (2,832,410)
Class B
Shares sold	6,900	33,509	$ 67,544	$ 282,738
Reinvestment of distributions	1,989	4,957	19,877	40,893
Shares redeemed	(71,270)	(89,943)	(711,316)	(751,714)
Net increase (decrease)	(62,381)	(51,477)	$ (623,895)	$ (428,083)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	80,402	138,774	$ 802,688	$ 1,172,961
Reinvestment of distributions	5,984	13,874	59,727	114,325
Shares redeemed	(295,393)	(301,965)	(2,919,335)	(2,545,004)
Net increase (decrease)	(209,007)	(149,317)	$ (2,056,920)	$ (1,257,718)
International Small Cap Opportunities
Shares sold	4,054,816	11,750,215	$ 41,630,046	$ 101,991,968
Reinvestment of distributions	693,159	792,800	7,035,420	6,738,804
Shares redeemed	(11,579,067)	(12,779,026)	(119,651,010)	(110,633,144)
Net increase (decrease)	(6,831,092)	(236,011)	$ (70,985,544)	$ (1,902,372)
Institutional Class
Shares sold	36,278	111,833	$ 362,488	$ 1,028,388
Reinvestment of distributions	3,294	3,263	33,471	27,765
Shares redeemed	(141,623)	(119,898)	(1,476,463)	(1,034,340)
Net increase (decrease)	(102,051)	(4,802)	$ (1,080,504)	$ 21,813

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/05/11	12/02/11	$0.111	$0.01
Class T	12/05/11	12/02/11	$0.078	$0.01
Class B	12/05/11	12/02/11	$0.027	$0.01
Class C	12/05/11	12/02/11	$0.028	$0.01

Class A designates 98% and 100%, Class T designates 100% and 100%, Class B designates 100% and 100% and Class C designates 100% and 100% of the dividends distributed on December 3, 2010 and December 30, 2010, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/06/10	$0.083	$0.0076
	12/31/10	$0.046	$0.0000
Class T	12/06/10	$0.058	$0.0076
	12/31/10	$0.046	$0.0000
Class B	12/06/10	$0.018	$0.0076
	12/31/10	$0.046	$0.0000
Class C	12/06/10	$0.018	$0.0076
	12/31/10	$0.046	$0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of the retail class and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AILS-UANN-1211
1.815089.106

(Fidelity Logo)

Fidelity Advisor®

International Small Cap Opportunities

Fund - Institutional Class

Annual Report

October 31, 2011

(Fidelity Cover Art)

Institutional Class
is a class of Fidelity®
International Small Cap
Opportunities Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Life of fund A
Institutional Class	1.13%	-4.08%	2.34%

A From August 2, 2005.

$10,000 Over Life of Class

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Opportunities Fund - Institutional Class on August 2, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Small Cap Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Jed Weiss, Portfolio Manager of Fidelity Advisor® International Small Cap Opportunities Fund: For the year, the fund's Institutional Class shares returned 1.13%, respectively (excluding sales charges), versus -2.39% for the MSCI® EAFE® (Europe, Australasia, Far East) Small Cap Index. Security selection in continental Europe - especially Finland and Germany - helped, as did out-of-index stock picking in the U.S. In emerging markets, my positioning in non-index Turkey and benchmark component South Africa hurt the most. Out-of-benchmark security selection in Canada also was negative. In terms of sectors, good security selection in industrials and consumer discretionary, along with a favorable stance in consumer staples and information technology, helped, while relatively weak stock picking in energy and positioning in utilities hurt. The top individual contributor was U.S.-based PriceSmart, a dominant warehouse club retailer in Central America. Railroad Kansas City Southern (U.S.), bank Aozora (Japan) and seismic solutions business ION Geophysical (U.S.) also helped. On the negative side, the fund was hurt by Canadian energy firms Petrobank Energy & Resources, which I sold before period end, and Niko Resources. Italian asset manager Azimut Holdings, the only index component I've mentioned, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.36%
Actual		$ 1,000.00	$ 872.10	$ 6.42
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class T	1.62%
Actual		$ 1,000.00	$ 871.10	$ 7.64
HypotheticalA		$ 1,000.00	$ 1,017.04	$ 8.24
Class B	2.11%
Actual		$ 1,000.00	$ 868.90	$ 9.94
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.11%
Actual		$ 1,000.00	$ 868.80	$ 9.94
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
International Small Cap Opportunities	1.10%
Actual		$ 1,000.00	$ 873.20	$ 5.19
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Institutional Class	1.07%
Actual		$ 1,000.00	$ 873.30	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Japan 20.9%
United Kingdom 16.7%
United States of America 14.6%
Canada 4.8%
Brazil 4.7%
Germany 4.3%
France 3.8%
Finland 2.4%
South Africa 2.2%
Other 25.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Japan 20.2%
United Kingdom 16.2%
United States of America 12.4%
Canada 4.9%
Brazil 4.8%
France 3.9%
Germany 3.6%
Netherlands 3.2%
Finland 3.0%
Other 27.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	97.9	98.4
Short-Term Investments and Net Other Assets	2.1	1.6
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
PriceSmart, Inc. (United States of America, Food & Staples Retailing)	2.0	1.5
USS Co. Ltd. (Japan, Specialty Retail)	1.8	1.5
Osaka Securities Exchange Co. Ltd. (Japan, Diversified Financial Services)	1.6	1.3
Kobayashi Pharmaceutical Co. Ltd. (Japan, Personal Products)	1.6	1.3
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.5	1.2
Meggitt PLC (United Kingdom, Aerospace & Defense)	1.4	1.0
Bank Sarasin & Co. Ltd. Series B (Reg.) (Switzerland, Capital Markets)	1.4	1.0
Prosegur Compania de Seguridad SA (Reg.) (Spain, Commercial Services & Supplies)	1.4	1.2
Outotec Oyj (Finland, Construction & Engineering)	1.3	1.3
Andritz AG (Austria, Machinery)	1.3	1.3
	15.3
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	22.4	23.0
Consumer Discretionary	18.6	18.1
Financials	16.4	17.7
Materials	11.8	11.1
Consumer Staples	9.9	8.4
Information Technology	8.2	8.5
Health Care	5.8	5.6
Energy	4.8	5.6
Utilities	0.0	0.4

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 1.7%
MAp Group unit	1,015,958	$ 3,625,576
OZ Minerals Ltd.	138,943	1,668,695
Ramsay Health Care Ltd.	43,346	852,149
TOTAL AUSTRALIA		6,146,420
Austria - 1.9%
Andritz AG	52,800	4,678,667
Zumtobel AG	113,981	2,377,116
TOTAL AUSTRIA		7,055,783
Bailiwick of Guernsey - 0.7%
Resolution Ltd.	575,273	2,544,174
Bailiwick of Jersey - 1.6%
Informa PLC	485,236	2,828,012
Randgold Resources Ltd. sponsored ADR	27,300	2,991,261
TOTAL BAILIWICK OF JERSEY		5,819,273
Belgium - 1.2%
Gimv NV	34,800	1,779,502
Umicore SA	63,474	2,733,194
TOTAL BELGIUM		4,512,696
Bermuda - 1.3%
Aquarius Platinum Ltd. (Australia)	406,589	1,192,875
Lazard Ltd. Class A	34,899	954,139
Trinity Ltd.	2,952,000	2,675,575
TOTAL BERMUDA		4,822,589
Brazil - 4.7%
Arezzo Industria e Comercio SA	129,700	1,714,529
Banco ABC Brasil SA	260,300	1,735,636
Banco Pine SA	148,900	989,372
BR Malls Participacoes SA	83,500	902,006
Braskem SA Class A sponsored ADR (d)	217,200	3,918,288
Cia.Hering SA	39,600	884,382
Iguatemi Empresa de Shopping Centers SA	46,700	904,792
Multiplan Empreendimentos Imobiliarios SA	84,600	1,710,524
Odontoprev SA	131,500	2,069,142
Restoque Comercio e Confeccoes de Roupas SA	26,200	411,950
T4F Entretenimento SA	131,800	921,034
Totvs SA	58,800	975,891
TOTAL BRAZIL		17,137,546
Common Stocks - continued
	Shares	Value
Canada - 4.8%
Agnico-Eagle Mines Ltd. (Canada)	40,760	$ 1,768,032
Eldorado Gold Corp.	127,800	2,401,258
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,790	3,256,116
Niko Resources Ltd.	67,600	3,718,220
Open Text Corp. (a)	29,500	1,805,482
Pan American Silver Corp.	28,900	808,044
Petrominerales Ltd.	42,879	1,131,281
Quadra FNX Mining Ltd. (a)	75,200	867,533
TAG Oil Ltd. (a)	142,000	880,333
Tuscany International Drilling, Inc. (a)	1,139,200	777,104
TOTAL CANADA		17,413,403
Cayman Islands - 1.6%
China Lilang Ltd.	1,309,000	1,377,892
Intime Department Store Group Co. Ltd.	563,000	807,944
NVC Lighting Holdings Ltd.	4,329,000	1,879,620
Vantage Drilling Co. (a)	625,331	850,450
Wynn Macau Ltd.	337,200	944,793
TOTAL CAYMAN ISLANDS		5,860,699
Denmark - 0.8%
William Demant Holding A/S (a)	36,533	2,914,894
Finland - 2.4%
Metso Corp.	25,700	1,000,834
Nokian Tyres PLC	82,500	3,031,260
Outotec Oyj	100,200	4,684,164
TOTAL FINLAND		8,716,258
France - 3.8%
Audika SA	95,384	2,109,391
Laurent-Perrier Group	23,963	2,470,599
Remy Cointreau SA	38,298	3,148,236
Saft Groupe SA	92,419	2,813,770
Vetoquinol SA	28,212	929,994
Virbac SA	13,600	2,354,136
TOTAL FRANCE		13,826,126
Germany - 4.3%
alstria office REIT-AG	135,300	1,739,475
Bilfinger Berger AG	36,159	3,241,620
CompuGROUP Holding AG	67,000	862,308
CTS Eventim AG	137,426	4,550,148
Common Stocks - continued
	Shares	Value
Germany - continued
Fielmann AG (d)	30,537	$ 3,216,420
Software AG (Bearer)	50,281	2,088,908
TOTAL GERMANY		15,698,879
India - 0.5%
Apollo Tyres Ltd.	642,892	753,948
Jyothy Laboratories Ltd.	433,677	1,269,440
TOTAL INDIA		2,023,388
Ireland - 1.0%
James Hardie Industries NV:
CDI (a)	40,000	259,101
sponsored ADR (a)	102,775	3,332,993
TOTAL IRELAND		3,592,094
Israel - 1.0%
Azrieli Group	72,005	1,852,664
Ituran Location & Control Ltd.	140,286	1,867,207
TOTAL ISRAEL		3,719,871
Italy - 1.5%
Azimut Holding SpA	291,773	2,281,383
Interpump Group SpA	512,558	3,301,217
TOTAL ITALY		5,582,600
Japan - 20.9%
Air Water, Inc.	62,000	787,141
Aozora Bank Ltd. (d)	1,120,000	2,831,751
Asahi Co. Ltd. (d)	58,000	1,285,102
Autobacs Seven Co. Ltd.	83,300	3,814,879
Daikoku Denki Co. Ltd.	128,700	1,152,515
Daikokutenbussan Co. Ltd.	109,200	3,134,401
FCC Co. Ltd.	149,300	3,154,839
GCA Savvian Group Corp. (d)	1,109	1,298,210
Glory Ltd.	60,300	1,290,829
Goldcrest Co. Ltd.	60,400	1,108,271
Kamigumi Co. Ltd.	273,000	2,384,117
Kobayashi Pharmaceutical Co. Ltd.	116,700	5,785,472
Kyoto Kimono Yuzen Co. Ltd.	109,900	1,278,601
Meiko Network Japan Co. Ltd.	120,500	997,877
Miraial Co. Ltd.	39,200	609,201
Nabtesco Corp.	156,400	3,425,851
Nagaileben Co. Ltd.	89,400	1,232,168
Common Stocks - continued
	Shares	Value
Japan - continued
Nihon M&A Center, Inc.	410	$ 2,314,525
Nihon Parkerizing Co. Ltd.	157,000	2,113,801
Nippon Seiki Co. Ltd.	186,000	1,868,967
Nippon Thompson Co. Ltd.	537,000	3,459,214
Obic Co. Ltd.	16,030	3,031,023
Osaka Securities Exchange Co. Ltd.	1,276	5,980,182
OSG Corp.	90,300	1,157,270
Seven Bank Ltd.	594	1,057,196
SHO-BOND Holdings Co. Ltd.	98,200	2,190,832
Shoei Co. Ltd.	80,300	540,394
The Nippon Synthetic Chemical Industry Co. Ltd.	323,000	1,794,495
Tsumura & Co.	82,900	2,331,871
Tsutsumi Jewelry Co. Ltd.	43,900	1,023,100
USS Co. Ltd.	80,540	6,659,028
Yamatake Corp.	56,000	1,239,082
Yamato Kogyo Co. Ltd.	161,700	4,090,648
TOTAL JAPAN		76,422,853
Korea (South) - 0.3%
NCsoft Corp.	3,895	1,219,916
Luxembourg - 0.5%
GlobeOp Financial Services SA	367,600	1,684,847
Netherlands - 1.6%
Aalberts Industries NV	177,200	3,137,680
ASM International NV unit	46,800	1,320,696
QIAGEN NV (a)(d)	109,200	1,504,776
TOTAL NETHERLANDS		5,963,152
Papua New Guinea - 0.3%
Oil Search Ltd.	143,966	982,258
Philippines - 0.4%
Jollibee Food Corp.	671,660	1,427,287
Portugal - 0.7%
Jeronimo Martins SGPS SA	146,700	2,537,727
Singapore - 0.3%
Wing Tai Holdings Ltd.	917,000	929,875
South Africa - 2.2%
African Rainbow Minerals Ltd.	101,600	2,348,131
City Lodge Hotels Ltd.	4,722	37,484
Clicks Group Ltd.	390,659	2,050,193
Common Stocks - continued
	Shares	Value
South Africa - continued
JSE Ltd.	199,281	$ 1,764,735
Mr Price Group Ltd.	207,500	1,997,530
TOTAL SOUTH AFRICA		8,198,073
Spain - 1.5%
Grifols SA (a)	30,332	566,053
Prosegur Compania de Seguridad SA (Reg.)	101,209	5,049,276
TOTAL SPAIN		5,615,329
Sweden - 2.1%
Fagerhult AB	85,150	2,004,820
Intrum Justitia AB	186,000	3,059,797
Swedish Match Co.	78,600	2,719,844
TOTAL SWEDEN		7,784,461
Switzerland - 1.4%
Bank Sarasin & Co. Ltd. Series B (Reg.)	134,444	5,132,328
Turkey - 1.5%
Albaraka Turk Katilim Bankasi AS	1,505,000	1,591,602
Boyner Buyuk Magazacilik A/S (a)	547,451	919,513
Coca-Cola Icecek AS	211,000	2,863,848
TOTAL TURKEY		5,374,963
United Arab Emirates - 0.2%
Dubai Financial Market PJSC (a)	3,046,397	854,285
United Kingdom - 16.7%
AMEC PLC	116,340	1,731,592
Babcock International Group PLC	299,700	3,395,532
Bellway PLC	203,172	2,319,863
Britvic PLC	556,200	2,950,892
Dechra Pharmaceuticals PLC	247,100	1,947,192
Derwent London PLC	57,900	1,581,089
Great Portland Estates PLC	417,489	2,500,315
H&T Group PLC	336,803	1,684,521
InterContinental Hotel Group PLC ADR	113,600	2,099,328
Johnson Matthey PLC	105,089	3,175,588
Meggitt PLC	836,669	5,174,913
Micro Focus International PLC	291,800	1,593,650
Persimmon PLC	221,563	1,773,393
Rotork PLC	97,500	2,640,504
Serco Group PLC	450,476	3,763,546
Shaftesbury PLC	301,232	2,441,584
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Spectris PLC	124,487	$ 2,546,544
Spirax-Sarco Engineering PLC	174,230	5,374,172
Ted Baker PLC	139,000	1,724,051
Ultra Electronics Holdings PLC	101,869	2,608,106
Unite Group PLC	1,474,170	4,191,504
Victrex PLC	188,582	3,851,625
TOTAL UNITED KINGDOM		61,069,504
United States of America - 12.5%
ANSYS, Inc. (a)	19,285	1,048,333
Autoliv, Inc. (d)	54,900	3,171,573
Broadridge Financial Solutions, Inc.	48,705	1,083,686
Cymer, Inc. (a)	77,700	3,376,065
Dril-Quip, Inc. (a)	32,852	2,138,665
Evercore Partners, Inc. Class A	52,700	1,446,088
Greenhill & Co., Inc. (d)	21,295	804,525
ION Geophysical Corp. (a)	404,906	3,085,384
Juniper Networks, Inc. (a)	35,200	861,344
Kansas City Southern (a)	61,300	3,872,321
Lam Research Corp. (a)	32,003	1,375,809
Martin Marietta Materials, Inc. (d)	24,900	1,797,033
Mohawk Industries, Inc. (a)	86,000	4,527,900
Oceaneering International, Inc.	51,200	2,141,696
PriceSmart, Inc.	96,496	7,337,557
ResMed, Inc. (a)(d)	119,200	3,373,360
Solera Holdings, Inc.	46,600	2,545,758
Solutia, Inc. (a)	55,456	901,160
SS&C Technologies Holdings, Inc. (a)	55,600	881,816
TOTAL UNITED STATES OF AMERICA		45,770,073
TOTAL COMMON STOCKS (Cost $305,074,765)		358,353,624
Money Market Funds - 6.3%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	8,835,562	$ 8,835,562
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	14,278,561	14,278,561
TOTAL MONEY MARKET FUNDS (Cost $23,114,123)		23,114,123
TOTAL INVESTMENT PORTFOLIO - 104.2% (Cost $328,188,888)		381,467,747
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(15,231,283)
NET ASSETS - 100%		$ 366,236,464
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,915
Fidelity Securities Lending Cash Central Fund	208,963
Total	$ 222,878
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 76,422,853	$ -	$ 76,422,853	$ -
United Kingdom	61,069,504	61,069,504	-	-
United States of America	45,770,073	45,770,073	-	-
Canada	17,413,403	17,413,403	-	-
Brazil	17,137,546	17,137,546	-	-
Germany	15,698,879	15,698,879	-	-
France	13,826,126	13,826,126	-	-
Finland	8,716,258	8,716,258	-	-
South Africa	8,198,073	8,198,073	-	-
Other	94,100,909	73,661,252	20,439,657	-
Money Market Funds	23,114,123	23,114,123	-	-
Total Investments in Securities:	$ 381,467,747	$ 284,605,237	$ 96,862,510	$ -
Transfers from Level 1 to Level 2 during the period were $99,465,787.
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $368,117,127 of which $37,615,219 and $330,501,908 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $13,325,034) - See accompanying schedule: Unaffiliated issuers (cost $305,074,765)	$ 358,353,624
Fidelity Central Funds (cost $23,114,123)	23,114,123
Total Investments (cost $328,188,888)		$ 381,467,747
Foreign currency held at value (cost $99,744)		99,510
Receivable for investments sold		195,546
Receivable for fund shares sold		166,806
Dividends receivable		961,741
Distributions receivable from Fidelity Central Funds		3,492
Prepaid expenses		1,455
Other receivables		12,370
Total assets		382,908,667

Liabilities
Payable for investments purchased	$ 1,485,984
Payable for fund shares redeemed	489,719
Accrued management fee	235,802
Distribution and service plan fees payable	14,845
Other affiliated payables	105,135
Other payables and accrued expenses	62,157
Collateral on securities loaned, at value	14,278,561
Total liabilities		16,672,203

Net Assets		$ 366,236,464
Net Assets consist of:
Paid in capital		$ 678,939,230
Undistributed net investment income		4,428,178
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(370,400,713)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		53,269,769
Net Assets		$ 366,236,464

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price
Class A: Net Asset Value and redemption price per share ($18,686,336 ÷ 1,916,318 shares)	$ 9.75

Maximum offering price per share (100/94.25 of $9.75)	$ 10.34
Class T: Net Asset Value and redemption price per share ($8,700,526 ÷ 900,706 shares)	$ 9.66

Maximum offering price per share (100/96.50 of $9.66)	$ 10.01
Class B: Net Asset Value and offering price per share ($2,292,585 ÷ 241,853 shares)A	$ 9.48

Class C: Net Asset Value and offering price per share ($6,899,707 ÷ 728,884 shares)A	$ 9.47

International Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($328,261,845 ÷ 33,341,584 shares)	$ 9.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,395,465 ÷ 141,546 shares)	$ 9.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 9,529,575
Special dividends		2,725,226
Income from Fidelity Central Funds		222,878
Income before foreign taxes withheld		12,477,679
Less foreign taxes withheld		(650,585)
Total income		11,827,094

Expenses
Management fee Basic fee	$ 3,680,170
Performance adjustment	(837,875)
Transfer agent fees	1,267,212
Distribution and service plan fees	216,627
Accounting and security lending fees	225,859
Custodian fees and expenses	123,008
Independent trustees' compensation	2,387
Registration fees	82,117
Audit	71,269
Legal	1,734
Miscellaneous	4,640
Total expenses before reductions	4,837,148
Expense reductions	(53,631)	4,783,517
Net investment income (loss)		7,043,577
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,342,117
Foreign currency transactions	(320,338)
Total net realized gain (loss)		54,021,779
Change in net unrealized appreciation (depreciation) on: Investment securities	(52,211,455)
Assets and liabilities in foreign currencies	(51,097)
Total change in net unrealized appreciation (depreciation)		(52,262,552)
Net gain (loss)		1,759,227
Net increase (decrease) in net assets resulting from operations		$ 8,802,804

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,043,577	$ 3,674,101
Net realized gain (loss)	54,021,779	58,487,523
Change in net unrealized appreciation (depreciation)	(52,262,552)	25,253,733
Net increase (decrease) in net assets resulting from operations	8,802,804	87,415,357
Distributions to shareholders from net investment income	(6,223,295)	(3,861,178)
Distributions to shareholders from net realized gain	(1,761,993)	(4,067,493)
Total distributions	(7,985,288)	(7,928,671)
Share transactions - net increase (decrease)	(78,669,716)	(8,820,184)
Redemption fees	71,408	60,781
Total increase (decrease) in net assets	(77,780,792)	70,727,283

Net Assets
Beginning of period	444,017,256	373,289,973
End of period (including undistributed net investment income of $4,428,178 and undistributed net investment income of $3,575,839, respectively)	$ 366,236,464	$ 444,017,256

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.82	$ 8.07	$ 6.24	$ 18.97	$ 14.18
Income from Investment Operations
Net investment income (loss) C	.15 F	.06	.06	.02	.02
Net realized and unrealized gain (loss)	(.07)	1.85	1.77	(10.85)	4.76
Total from investment operations	.08	1.91	1.83	(10.83)	4.78
Distributions from net investment income	(.11)	(.07)	-	(.03)	-
Distributions from net realized gain	(.04)	(.09)	-	(1.88)	-
Total distributions	(.15)	(.16)	-	(1.90) I	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 9.75	$ 9.82	$ 8.07	$ 6.24	$ 18.97
Total ReturnA, B	.81%	24.05%	29.33%	(62.98)%	33.78%
Ratios to Average Net Assets D, G
Expenses before reductions	1.34%	1.16%	.94%	1.75%	1.63%
Expenses net of fee waivers, if any	1.33%	1.16%	.94%	1.66%	1.63%
Expenses net of all reductions	1.32%	1.15%	.89%	1.62%	1.59%
Net investment income (loss)	1.44% F	.74%	1.00%	.13%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,686	$ 20,228	$ 18,883	$ 17,905	$ 70,785
Portfolio turnover rate E	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.90 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.72	$ 8.00	$ 6.20	$ 18.85	$ 14.12
Income from Investment Operations
Net investment income (loss) C	.12 F	.04	.05	(.02)	(.02)
Net realized and unrealized gain (loss)	(.06)	1.83	1.75	(10.78)	4.74
Total from investment operations	.06	1.87	1.80	(10.80)	4.72
Distributions from net investment income	(.08)	(.06)	-	-	-
Distributions from net realized gain	(.04)	(.09)	-	(1.85)	-
Total distributions	(.12)	(.15)	-	(1.85) I	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 9.66	$ 9.72	$ 8.00	$ 6.20	$ 18.85
Total Return A, B	.60%	23.65%	29.03%	(63.08)%	33.50%
Ratios to Average Net Assets D, G
Expenses before reductions	1.60%	1.43%	1.20%	2.00%	1.85%
Expenses net of fee waivers, if any	1.60%	1.43%	1.20%	1.91%	1.85%
Expenses net of all reductions	1.59%	1.41%	1.15%	1.87%	1.81%
Net investment income (loss)	1.17% F	.48%	.74%	(.12)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,701	$ 11,202	$ 11,915	$ 11,614	$ 46,568
Portfolio turnover rate E	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .54%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.85 per share is comprised of distributions from net realized gain of $1.852 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.54	$ 7.87	$ 6.12	$ 18.64	$ 14.04
Income from Investment Operations
Net investment income (loss) C	.07 F	- H	.02	(.08)	(.11)
Net realized and unrealized gain (loss)	(.06)	1.79	1.73	(10.68)	4.70
Total from investment operations	.01	1.79	1.75	(10.76)	4.59
Distributions from net investment income	(.06)	(.03)	-	-	-
Distributions from net realized gain	(.02)	(.09)	-	(1.76)	-
Total distributions	(.07) J	(.12)	-	(1.76) I	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 9.48	$ 9.54	$ 7.87	$ 6.12	$ 18.64
Total Return A, B	.10%	23.03%	28.59%	(63.32)%	32.76%
Ratios to Average Net Assets D, G
Expenses before reductions	2.09%	1.91%	1.69%	2.51%	2.40%
Expenses net of fee waivers, if any	2.09%	1.91%	1.69%	2.41%	2.40%
Expenses net of all reductions	2.07%	1.90%	1.64%	2.38%	2.36%
Net investment income (loss)	.68% F	(.01)%	.25%	(.62)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,293	$ 2,902	$ 2,799	$ 2,687	$ 10,975
Portfolio turnover rate E	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.76 per share is comprised of distributions from net realized gain of $1.760 per share.

J Total distribution of $.07 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.53	$ 7.86	$ 6.11	$ 18.63	$ 14.03
Income from Investment Operations
Net investment income (loss) C	.07 F	- H	.02	(.08)	(.11)
Net realized and unrealized gain (loss)	(.06)	1.79	1.73	(10.66)	4.70
Total from investment operations	.01	1.79	1.75	(10.74)	4.59
Distributions from net investment income	(.06)	(.03)	-	-	-
Distributions from net realized gain	(.02)	(.09)	-	(1.78)	-
Total distributions	(.07) J	(.12)	-	(1.78) I	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 9.47	$ 9.53	$ 7.86	$ 6.11	$ 18.63
Total Return A, B	.10%	23.06%	28.64%	(63.32)%	32.79%
Ratios to Average Net Assets D, G
Expenses before reductions	2.09%	1.91%	1.68%	2.51%	2.38%
Expenses net of fee waivers, if any	2.09%	1.91%	1.68%	2.41%	2.38%
Expenses net of all reductions	2.07%	1.90%	1.63%	2.38%	2.34%
Net investment income (loss)	.68% F	(.01)%	.26%	(.62)%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,900	$ 8,936	$ 8,543	$ 9,497	$ 40,894
Portfolio turnover rate E	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $1.78 per share is comprised of distributions from net realized gain of $1.775 per share.

J Total distributions of $.07 per share is comprised of distribution from net investment income of $.058 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Small Cap Opportunities

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.92	$ 8.14	$ 6.28	$ 19.09	$ 14.23
Income from Investment Operations
Net investment income (loss) B	.17 E	.09	.08	.05	.07
Net realized and unrealized gain (loss)	(.06)	1.87	1.78	(10.92)	4.78
Total from investment operations	.11	1.96	1.86	(10.87)	4.85
Distributions from net investment income	(.14)	(.09)	- G	(.06)	-
Distributions from net realized gain	(.04)	(.09)	-	(1.88)	-
Total distributions	(.18)	(.18)	- G	(1.94) H	-
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 9.85	$ 9.92	$ 8.14	$ 6.28	$ 19.09
Total Return A	1.10%	24.43%	29.68%	(62.91)%	34.15%
Ratios to Average Net Assets C, F
Expenses before reductions	1.08%	.91%	.68%	1.44%	1.30%
Expenses net of fee waivers, if any	1.08%	.91%	.68%	1.44%	1.30%
Expenses net of all reductions	1.06%	.89%	.64%	1.40%	1.25%
Net investment income (loss)	1.69% E	1.00%	1.25%	.36%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 328,262	$ 398,331	$ 329,128	$ 312,376	$ 1,433,844
Portfolio turnover rate D	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.94 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 8.14	$ 6.27	$ 19.09	$ 14.22
Income from Investment Operations
Net investment income (loss) B	.18 E	.09	.08	.05	.08
Net realized and unrealized gain (loss)	(.06)	1.86	1.79	(10.92)	4.78
Total from investment operations	.12	1.95	1.87	(10.87)	4.86
Distributions from net investment income	(.15)	(.07)	- G	(.07)	-
Distributions from net realized gain	(.04)	(.09)	-	(1.88)	-
Total distributions	(.19)	(.16)	- G	(1.95) H	-
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 9.86	$ 9.93	$ 8.14	$ 6.27	$ 19.09
Total Return A	1.13%	24.33%	29.87%	(62.95)%	34.25%
Ratios to Average Net Assets C, F
Expenses before reductions	1.03%	.90%	.68%	1.40%	1.29%
Expenses net of fee waivers, if any	1.03%	.90%	.68%	1.40%	1.29%
Expenses net of all reductions	1.02%	.88%	.64%	1.37%	1.25%
Net investment income (loss)	1.74% E	1.01%	1.25%	.39%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,395	$ 2,418	$ 2,022	$ 8,117	$ 27,609
Portfolio turnover rate D	24%	49%	174%	61%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $1.95 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $1.878 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 73,513,976
Gross unrealized depreciation	(22,795,694)
Net unrealized appreciation (depreciation) on securities and other investments	$ 50,718,282

Tax Cost	$ 330,749,465

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,705,169
Capital loss carryforward	$ (368,117,127)
Net unrealized appreciation (depreciation)	$ 50,709,192

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 7,985,288	$ 7,928,671

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 Days are subject to a redemption fee equal to 2.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $100,138,660 and $177,442,934, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 51,958	$ 413
Class T	.25%	.25%	53,522	308
Class B	.75%	.25%	27,423	20,595
Class C	.75%	.25%	83,724	6,165
			$ 216,627	$ 27,481

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,326
Class T	2,104
Class B*	5,991
Class C*	326
$ 16,747

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 62,852.30
Class T	33,760.32
Class B	8,293.30
Class C	25,383.30
International Small Cap Opportunities	1,132,318.29
Institutional Class	4,606.25
	$ 1,267,212

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,185 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,348 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $208,963. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $5,729.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $47,857 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $45.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 234,699	$ 167,529
Class T	95,132	81,809
Class B	17,225	11,651
Class C	53,555	35,378
International Small Cap Opportunities	5,789,167	3,548,259
Institutional Class	33,517	16,552
Total	$ 6,223,295	$ 3,861,178
From net realized gain
Class A	$ 81,710	$ 203,751
Class T	45,784	126,944
Class B	4,543	31,778
Class C	13,930	96,486
International Small Cap Opportunities	1,606,951	3,588,127
Institutional Class	9,075	20,407
Total	$ 1,761,993	$ 4,067,493

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	414,528	502,676	$ 4,258,719	$ 4,331,157
Reinvestment of distributions	27,655	39,668	279,266	334,402
Shares redeemed	(586,134)	(821,208)	(5,964,528)	(7,086,973)
Net increase (decrease)	(143,951)	(278,864)	$ (1,426,543)	$ (2,421,414)
Class T
Shares sold	106,538	202,721	$ 1,079,217	$ 1,752,774
Reinvestment of distributions	13,404	24,207	134,702	202,613
Shares redeemed	(371,432)	(563,942)	(3,710,229)	(4,787,797)
Net increase (decrease)	(251,490)	(337,014)	$ (2,496,310)	$ (2,832,410)
Class B
Shares sold	6,900	33,509	$ 67,544	$ 282,738
Reinvestment of distributions	1,989	4,957	19,877	40,893
Shares redeemed	(71,270)	(89,943)	(711,316)	(751,714)
Net increase (decrease)	(62,381)	(51,477)	$ (623,895)	$ (428,083)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	80,402	138,774	$ 802,688	$ 1,172,961
Reinvestment of distributions	5,984	13,874	59,727	114,325
Shares redeemed	(295,393)	(301,965)	(2,919,335)	(2,545,004)
Net increase (decrease)	(209,007)	(149,317)	$ (2,056,920)	$ (1,257,718)
International Small Cap Opportunities
Shares sold	4,054,816	11,750,215	$ 41,630,046	$ 101,991,968
Reinvestment of distributions	693,159	792,800	7,035,420	6,738,804
Shares redeemed	(11,579,067)	(12,779,026)	(119,651,010)	(110,633,144)
Net increase (decrease)	(6,831,092)	(236,011)	$ (70,985,544)	$ (1,902,372)
Institutional Class
Shares sold	36,278	111,833	$ 362,488	$ 1,028,388
Reinvestment of distributions	3,294	3,263	33,471	27,765
Shares redeemed	(141,623)	(119,898)	(1,476,463)	(1,034,340)
Net increase (decrease)	(102,051)	(4,802)	$ (1,080,504)	$ 21,813

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/05/11	12/02/11	$0.14	$0.01

Institutional Class designates 74% and 100% of the dividends distributed on December 3, 2010 and December 30, 2010, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/06/10	$0.109	$0.0076
	12/31/10	$0.046	$0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of the retail class and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods although the one-year total return of the retail class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AILSI-UANN-1211
1.815081.106

Fidelity®

International Value

Fund

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Life of classA
Fidelity® International Value Fund	-11.91%	-5.28%	-3.81%

A From May 18, 2006

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Value Fund, a class of the fund, on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCIr ACWIr (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Alex Zavratsky, who became Portfolio Manager of Fidelity® International Value Fund on September 6, 2011: For the year, the fund's Retail Class shares fell 11.91%, trailing the 5.33% drop of the benchmark MSCI® EAFE® (Europe, Australasia, Far East) Value Index. In geographic terms, weak stock picking in and a lack of exposure to the comparatively healthy Asia Pacific ex Japan region, especially Australia, was detrimental to performance. Stock selection also was detrimental in the U.K., continental Europe - particularly France - and Japan. Sector-wise, the biggest source of weakness was the financials sector, where holdings in several European banks were among the biggest detractors, including France-based Societe Generale, Italy's Intesa Sanpaolo and an out-of-index stake in Lloyds Banking Group in the U.K. Elsewhere within financials, French insurance firm AXA and ING Groep, a diversified financials company in the Netherlands, hampered results. Picks in energy, consumer discretionary and industrials also hurt. However, positioning in utilities was a bright spot. Here, the fund's lack of exposure to Japanese utility Tokyo Electric Power, a benchmark component, was the biggest individual contributor, while out-of-index stakes in Swiss pharma firm Roche Holding and Canada-based miner Yamana Gold also aided results. Some of the stocks I've mentioned in this report were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.35%
Actual		$ 1,000.00	$ 778.30	$ 6.05
Hypothetical A		$ 1,000.00	$ 1,018.40	$ 6.87
Class T	1.62%
Actual		$ 1,000.00	$ 776.90	$ 7.26
Hypothetical A		$ 1,000.00	$ 1,017.04	$ 8.24
Class B	2.09%
Actual		$ 1,000.00	$ 774.30	$ 9.35
Hypothetical A		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.10%
Actual		$ 1,000.00	$ 774.30	$ 9.39
Hypothetical A		$ 1,000.00	$ 1,014.62	$ 10.66
International Value	1.02%
Actual		$ 1,000.00	$ 779.40	$ 4.57
Hypothetical A		$ 1,000.00	$ 1,020.06	$ 5.19
Institutional Class	.98%
Actual		$ 1,000.00	$ 778.80	$ 4.39
Hypothetical A		$ 1,000.00	$ 1,020.27	$ 4.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom 27.1%
Japan 21.8%
Germany 10.6%
France 8.5%
Switzerland 7.6%
Australia 6.3%
Norway 2.9%
Netherlands 2.8%
Italy 2.7%
Other 9.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom 20.1%
Japan 17.0%
France 9.9%
Germany 7.5%
Spain 6.3%
Switzerland 4.8%
Netherlands 4.0%
Canada 3.3%
Hong Kong 3.2%
Other 23.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.2	98.0
Short-Term Investments and Net Other Assets	0.8	2.0
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	5.9	4.4
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	3.5	2.3
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	3.5	1.8
Commonwealth Bank of Australia (Australia, Commercial Banks)	2.9	0.3
Sanofi-aventis (France, Pharmaceuticals)	2.9	0.0
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.8	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.8	1.9
Nestle SA (Switzerland, Food Products)	2.2	0.0
Allianz AG (Germany, Insurance)	2.0	0.0
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.9	0.0
	30.4
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.1	35.6
Energy	13.2	12.6
Health Care	11.7	5.3
Telecommunication Services	11.6	6.0
Consumer Staples	9.1	1.8
Utilities	7.8	5.3
Consumer Discretionary	7.5	10.3
Industrials	6.4	8.8
Materials	5.1	7.6
Information Technology	2.7	4.7

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Australia - 6.3%
Australia & New Zealand Banking Group Ltd.	138,811	$ 3,136,930
Commonwealth Bank of Australia	90,577	4,653,389
Macquarie Group Ltd.	29,691	764,505
Telstra Corp. Ltd.	508,385	1,650,851
TOTAL AUSTRALIA		10,205,675
Bailiwick of Guernsey - 0.3%
Resolution Ltd.	112,600	497,979
Bailiwick of Jersey - 0.5%
Wolseley PLC	29,862	863,473
France - 8.5%
Atos Origin SA	13,608	659,501
BNP Paribas SA	45,993	2,090,893
Casino Guichard Perrachon et Compagnie	8,507	799,611
Compagnie de St. Gobain	13,677	637,671
Euler Hermes SA	4,358	315,785
GDF Suez	52,500	1,490,512
Pernod-Ricard SA	9,200	859,402
PPR SA	8,725	1,363,214
Sanofi-aventis	64,860	4,640,692
Unibail-Rodamco	4,566	913,079
TOTAL FRANCE		13,770,360
Germany - 10.3%
Allianz AG	24,614	2,766,282
Allianz AG sponsored ADR	43,400	486,080
BASF AG	41,646	3,065,547
Bayer AG	31,246	2,001,858
Daimler AG (United States) (d)	30,700	1,560,788
Deutsche Telekom AG	119,500	1,520,467
E.ON AG	72,160	1,748,588
HeidelbergCement AG	15,400	702,872
Metro AG	12,500	582,795
Siemens AG	15,311	1,605,145
Volkswagen AG	3,535	556,719
TOTAL GERMANY		16,597,141
Hong Kong - 0.6%
Henderson Land Development Co. Ltd.	20,000	109,321
Power Assets Holdings Ltd.	114,500	870,064
TOTAL HONG KONG		979,385
Common Stocks - continued
	Shares	Value
Ireland - 0.7%
CRH PLC sponsored ADR (d)	56,800	$ 1,045,688
Italy - 2.4%
ENI SpA	138,600	3,064,045
Intesa Sanpaolo SpA	457,645	817,635
TOTAL ITALY		3,881,680
Japan - 21.8%
ABC-Mart, Inc.	13,900	544,420
Aeon Credit Service Co. Ltd.	51,800	772,586
Air Water, Inc.	63,000	799,836
Aisin Seiki Co. Ltd.	15,800	499,770
Aozora Bank Ltd.	482,000	1,218,664
Asahi Glass Co. Ltd.	58,000	507,967
Canon, Inc.	25,800	1,171,413
Chubu Electric Power Co., Inc.	42,600	779,498
Credit Saison Co. Ltd.	45,000	878,236
Denso Corp.	38,300	1,178,001
Dentsu, Inc.	23,700	713,704
Fanuc Corp.	4,900	792,384
Honda Motor Co. Ltd.	49,900	1,492,388
INPEX Corp.	150	990,439
Itochu Corp.	172,500	1,706,320
Japan Retail Fund Investment Corp.	1,012	1,566,749
Japan Tobacco, Inc.	516	2,579,382
JSR Corp.	42,300	807,615
JX Holdings, Inc.	200,600	1,168,621
KDDI Corp.	285	2,087,994
Mitsubishi Corp.	41,800	859,809
Mitsubishi Tanabe Pharma Corp.	73,400	1,269,783
Nippon Telegraph & Telephone Corp.	42,900	2,200,873
Obic Co. Ltd.	3,870	731,757
ORIX Corp.	9,540	832,713
Santen Pharmaceutical Co. Ltd.	19,900	742,635
Seven & i Holdings Co., Ltd.	39,300	1,048,884
Tokio Marine Holdings, Inc.	28,800	686,809
Tokyo Gas Co. Ltd.	313,000	1,348,051
Toray Industries, Inc.	127,000	904,026
USS Co. Ltd.	9,290	768,095
West Japan Railway Co.	37,700	1,597,689
TOTAL JAPAN		35,247,111
Common Stocks - continued
	Shares	Value
Korea (South) - 0.6%
Samsung Electronics Co. Ltd.	1,050	$ 900,532
Mexico - 0.7%
Grupo Modelo SAB de CV Series C	163,000	1,033,913
Netherlands - 2.8%
ING Groep NV:
(Certificaten Van Aandelen) (a)	177,668	1,531,893
sponsored ADR (a)	57,141	493,698
Koninklijke KPN NV	58,620	770,356
Koninklijke Philips Electronics NV	38,000	791,149
Unilever NV (Certificaten Van Aandelen) (Bearer) unit	28,900	997,878
TOTAL NETHERLANDS		4,584,974
Norway - 2.9%
Aker Solutions ASA	39,270	456,702
DnB NOR ASA	110,200	1,285,561
Orkla ASA (A Shares) (d)	114,700	999,165
Telenor ASA	111,600	1,992,428
TOTAL NORWAY		4,733,856
Portugal - 0.2%
Energias de Portugal SA	119,836	378,947
Singapore - 1.9%
Singapore Telecommunications Ltd.	686,000	1,733,801
United Overseas Bank Ltd.	102,480	1,389,391
TOTAL SINGAPORE		3,123,192
Spain - 2.5%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (d)	249,725	2,257,514
Red Electrica Corporacion SA	11,600	561,462
Repsol YPF SA	37,297	1,130,375
TOTAL SPAIN		3,949,351
Sweden - 0.9%
Tele2 AB (B Shares)	29,100	614,177
Telefonaktiebolaget LM Ericsson (B Shares)	73,030	760,985
TOTAL SWEDEN		1,375,162
Switzerland - 7.6%
Nestle SA	61,138	3,546,150
Roche Holding AG (participation certificate)	27,505	4,535,324
Syngenta AG (Switzerland)	2,900	883,943
Transocean Ltd. (United States)	7,839	447,999
Common Stocks - continued
	Shares	Value
Switzerland - continued
UBS AG (NY Shares) (a)	77,800	$ 981,836
Zurich Financial Services AG	8,111	1,883,678
TOTAL SWITZERLAND		12,278,930
United Kingdom - 27.1%
Aegis Group PLC	176,727	389,939
Aviva PLC	212,728	1,160,768
Barclays PLC	592,002	1,835,515
BP PLC sponsored ADR	103,035	4,552,086
British American Tobacco PLC (United Kingdom)	17,400	797,944
British Land Co. PLC	80,100	657,610
Centrica PLC	161,725	771,676
Compass Group PLC	90,200	821,038
GlaxoSmithKline PLC sponsored ADR	125,600	5,625,624
HSBC Holdings PLC sponsored ADR	29,770	1,299,758
Imperial Tobacco Group PLC	46,179	1,688,788
International Power PLC	201,018	1,093,323
National Grid PLC	207,100	2,059,381
Next PLC	11,800	485,046
Prudential PLC	170,349	1,759,882
Reed Elsevier PLC	164,300	1,412,295
Royal Dutch Shell PLC Class A sponsored ADR (d)	133,400	9,459,392
Scottish & Southern Energy PLC	68,827	1,487,641
Tesco PLC	129,900	839,277
Vodafone Group PLC sponsored ADR	202,766	5,645,005
TOTAL UNITED KINGDOM		43,841,988
TOTAL COMMON STOCKS (Cost $170,522,198)		159,289,337
Nonconvertible Preferred Stocks - 0.6%

Germany - 0.3%
Volkswagen AG	3,327	583,817
Italy - 0.3%
Telecom Italia SpA (Risparmio Shares)	489,900	514,204
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,433,774)		1,098,021
Money Market Funds - 7.3%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	143,971	$ 143,971
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	11,625,914	11,625,914
TOTAL MONEY MARKET FUNDS (Cost $11,769,885)		11,769,885
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $183,725,857)	172,157,243
NET OTHER ASSETS (LIABILITIES) - (6.5)%	(10,572,704)
NET ASSETS - 100%	$ 161,584,539
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,498
Fidelity Securities Lending Cash Central Fund	221,316
Total	$ 224,814
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 43,841,988	$ 36,228,498	$ 7,613,490	$ -
Japan	35,247,111	-	35,247,111	-
Germany	17,180,958	15,575,813	1,605,145	-
France	13,770,360	9,129,668	4,640,692	-
Switzerland	12,278,930	11,394,987	883,943	-
Australia	10,205,675	-	10,205,675	-
Norway	4,733,856	4,733,856	-	-
Netherlands	4,584,974	1,264,054	3,320,920	-
Italy	4,395,884	817,635	3,578,249	-
Other	14,147,622	8,383,528	5,764,094	-
Money Market Funds	11,769,885	11,769,885	-	-
Total Investments in Securities:	$ 172,157,243	$ 99,297,924	$ 72,859,319	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $117,406,155 of which $17,089,067, $65,376,972, $3,571,319 and $31,368,797 will expire in fiscal 2016, 2017, 2018 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011
Assets
Investment in securities, at value (including securities loaned of $11,205,139) - See accompanying schedule: Unaffiliated issuers (cost $171,955,972)	$ 160,387,358
Fidelity Central Funds (cost $11,769,885)	11,769,885
Total Investments (cost $183,725,857)		$ 172,157,243
Foreign currency held at value (cost $6,508)		6,508
Receivable for investments sold		2,643,297
Receivable for fund shares sold		68,159
Dividends receivable		742,086
Distributions receivable from Fidelity Central Funds		1,186
Prepaid expenses		754
Other receivables		24,694
Total assets		175,643,927

Liabilities
Payable to custodian bank	$ 578
Payable for investments purchased	2,093,650
Payable for fund shares redeemed	155,013
Accrued management fee	82,006
Distribution and service plan fees payable	4,397
Other affiliated payables	40,042
Other payables and accrued expenses	57,788
Collateral on securities loaned, at value	11,625,914
Total liabilities		14,059,388

Net Assets		$ 161,584,539
Net Assets consist of:
Paid in capital		$ 286,936,774
Undistributed net investment income		4,796,682
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(118,590,823)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(11,558,094)
Net Assets		$ 161,584,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,667,585 ÷ 665,122 shares)	$ 7.02

Maximum offering price per share (100/94.25 of $7.02)	$ 7.45
Class T: Net Asset Value and redemption price per share ($2,467,516 ÷ 352,476 shares)	$ 7.00

Maximum offering price per share (100/96.50 of $7.00)	$ 7.25
Class B: Net Asset Value and offering price per share ($901,346 ÷ 128,716 shares)A	$ 7.00

Class C: Net Asset Value and offering price per share ($2,108,020 ÷ 301,130 shares)A	$ 7.00

International Value: Net Asset Value, offering price and redemption price per share ($150,966,942 ÷ 21,486,993 shares)	$ 7.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($473,130 ÷ 67,196 shares)	$ 7.04

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends		$ 8,421,712
Interest		4,722
Income from Fidelity Central Funds		224,814
Income before foreign taxes withheld		8,651,248
Less foreign taxes withheld		(673,231)
Total income		7,978,017

Expenses
Management fee Basic fee	$ 1,368,135
Performance adjustment	(134,111)
Transfer agent fees	451,985
Distribution and service plan fees	60,436
Accounting and security lending fees	110,463
Custodian fees and expenses	73,442
Independent trustees' compensation	1,067
Registration fees	73,513
Audit	70,906
Legal	763
Interest	381
Miscellaneous	1,736
Total expenses before reductions	2,078,716
Expense reductions	(53,706)	2,025,010
Net investment income (loss)		5,953,007
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(31,191,099)
Foreign currency transactions	(23,323)
Total net realized gain (loss)		(31,214,422)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $30,988)	(366,851)
Assets and liabilities in foreign currencies	(16,031)
Total change in net unrealized appreciation (depreciation)		(382,882)
Net gain (loss)		(31,597,304)
Net increase (decrease) in net assets resulting from operations		$ (25,644,297)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,953,007	$ 3,860,059
Net realized gain (loss)	(31,214,422)	(3,221,958)
Change in net unrealized appreciation (depreciation)	(382,882)	12,417,837
Net increase (decrease) in net assets resulting from operations	(25,644,297)	13,055,938
Distributions to shareholders from net investment income	(4,441,935)	(3,135,757)
Distributions to shareholders from net realized gain	(710,581)	(123,529)
Total distributions	(5,152,516)	(3,259,286)
Share transactions - net increase (decrease)	18,454,243	(27,172,209)
Redemption fees	3,151	3,410
Total increase (decrease) in net assets	(12,339,419)	(17,372,147)

Net Assets
Beginning of period	173,923,958	191,296,105
End of period (including undistributed net investment income of $4,796,681 and undistributed net investment income of $3,475,373, respectively)	$ 161,584,539	$ 173,923,958

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.22	$ 7.75	$ 5.93	$ 13.02	$ 10.60
Income from Investment Operations
Net investment income (loss) C	.22	.15	.12	.21	.18
Net realized and unrealized gain (loss)	(1.19)	.44	1.78	(6.53)	2.29
Total from investment operations	(.97)	.59	1.90	(6.32)	2.47
Distributions from net investment income	(.19)	(.11)	(.08)	(.15)	(.03)
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.02)
Total distributions	(.23) H	(.12)	(.08)	(.77)	(.05)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.02	$ 8.22	$ 7.75	$ 5.93	$ 13.02
Total Return A,B	(12.19)%	7.60%	32.71%	(51.50)%	23.43%
Ratios to Average Net Assets D,F
Expenses before reductions	1.36%	1.40%	1.34%	1.42%	1.38%
Expenses net of fee waivers, if any	1.36%	1.40%	1.34%	1.42%	1.38%
Expenses net of all reductions	1.34%	1.38%	1.32%	1.41%	1.37%
Net investment income (loss)	2.79%	1.93%	1.86%	2.05%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,668	$ 4,699	$ 4,456	$ 2,854	$ 6,052
Portfolio turnover rate E	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.23 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.20	$ 7.73	$ 5.91	$ 12.99	$ 10.59
Income from Investment Operations
Net investment income (loss) C	.20	.13	.10	.18	.15
Net realized and unrealized gain (loss)	(1.19)	.44	1.77	(6.50)	2.29
Total from investment operations	(.99)	.57	1.87	(6.32)	2.44
Distributions from net investment income	(.17)	(.09)	(.05)	(.14)	(.02)
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.02)
Total distributions	(.21) H	(.10)	(.05)	(.76)	(.04)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.00	$ 8.20	$ 7.73	$ 5.91	$ 12.99
Total Return A,B	(12.42)%	7.32%	32.14%	(51.60)%	23.13%
Ratios to Average Net Assets D,F
Expenses before reductions	1.63%	1.67%	1.60%	1.67%	1.60%
Expenses net of fee waivers, if any	1.62%	1.67%	1.60%	1.67%	1.60%
Expenses net of all reductions	1.60%	1.65%	1.59%	1.66%	1.58%
Net investment income (loss)	2.52%	1.65%	1.59%	1.80%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,468	$ 2,276	$ 2,395	$ 2,087	$ 5,081
Portfolio turnover rate E	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.20	$ 7.74	$ 5.88	$ 12.93	$ 10.56
Income from Investment Operations
Net investment income (loss) C	.17	.09	.07	.13	.09
Net realized and unrealized gain (loss)	(1.20)	.44	1.79	(6.48)	2.29
Total from investment operations	(1.03)	.53	1.86	(6.35)	2.38
Distributions from net investment income	(.13)	(.06)	-	(.08)	-
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.01)
Total distributions	(.17) H	(.07)	-	(.70)	(.01)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.00	$ 8.20	$ 7.74	$ 5.88	$ 12.93
Total Return A,B	(12.88)%	6.82%	31.63%	(51.85)%	22.59%
Ratios to Average Net Assets D,F
Expenses before reductions	2.11%	2.15%	2.08%	2.18%	2.10%
Expenses net of fee waivers, if any	2.11%	2.15%	2.08%	2.18%	2.10%
Expenses net of all reductions	2.09%	2.13%	2.07%	2.17%	2.08%
Net investment income (loss)	2.04%	1.18%	1.11%	1.29%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 901	$ 1,216	$ 1,076	$ 931	$ 2,651
Portfolio turnover rate E	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.17 per share is comprised of distributions from net investment income of $.131 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.20	$ 7.73	$ 5.88	$ 12.92	$ 10.56
Income from Investment Operations
Net investment income (loss) C	.16	.09	.07	.13	.09
Net realized and unrealized gain (loss)	(1.19)	.44	1.78	(6.47)	2.29
Total from investment operations	(1.03)	.53	1.85	(6.34)	2.38
Distributions from net investment income	(.14)	(.05)	-	(.08)	-
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.02)
Total distributions	(.17)	(.06)	-	(.70)	(.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.00	$ 8.20	$ 7.73	$ 5.88	$ 12.92
Total Return A,B	(12.84)%	6.84%	31.46%	(51.80)%	22.56%
Ratios to Average Net Assets D,F
Expenses before reductions	2.12%	2.15%	2.08%	2.17%	2.07%
Expenses net of fee waivers, if any	2.11%	2.15%	2.08%	2.17%	2.07%
Expenses net of all reductions	2.09%	2.13%	2.06%	2.16%	2.05%
Net investment income (loss)	2.04%	1.18%	1.12%	1.30%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,108	$ 2,123	$ 2,108	$ 1,784	$ 5,996
Portfolio turnover rate E	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.23	$ 7.75	$ 5.95	$ 13.06	$ 10.61
Income from Investment Operations
Net investment income (loss) B	.25	.17	.13	.24	.22
Net realized and unrealized gain (loss)	(1.20)	.44	1.78	(6.54)	2.29
Total from investment operations	(.95)	.61	1.91	(6.30)	2.51
Distributions from net investment income	(.22)	(.13)	(.11)	(.19)	(.04)
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.02)
Total distributions	(.25)	(.13) G	(.11)	(.81)	(.06)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 7.03	$ 8.23	$ 7.75	$ 5.95	$ 13.06
Total Return A	(11.91)%	7.95%	33.09%	(51.34)%	23.81%
Ratios to Average Net Assets C,E
Expenses before reductions	1.04%	1.09%	1.07%	1.10%	1.03%
Expenses net of fee waivers, if any	1.03%	1.09%	1.07%	1.10%	1.03%
Expenses net of all reductions	1.01%	1.08%	1.06%	1.09%	1.02%
Net investment income (loss)	3.11%	2.23%	2.12%	2.37%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 150,967	$ 163,090	$ 180,447	$ 160,777	$ 381,148
Portfolio turnover rate D	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.13 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.24	$ 7.76	$ 5.96	$ 13.07	$ 10.61
Income from Investment Operations
Net investment income (loss) B	.25	.18	.14	.25	.22
Net realized and unrealized gain (loss)	(1.19)	.44	1.78	(6.54)	2.30
Total from investment operations	(.94)	.62	1.92	(6.29)	2.52
Distributions from net investment income	(.22)	(.14)	(.12)	(.20)	(.04)
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.02)
Total distributions	(.26) H	(.14) G	(.12)	(.82)	(.06)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 7.04	$ 8.24	$ 7.76	$ 5.96	$ 13.07
Total Return A	(11.83)%	8.05%	33.06%	(51.27)%	23.91%
Ratios to Average Net Assets C,E
Expenses before reductions	.98%	.98%	.93%	1.02%	.98%
Expenses net of fee waivers, if any	.98%	.98%	.93%	1.02%	.98%
Expenses net of all reductions	.96%	.97%	.92%	1.01%	.96%
Net investment income (loss)	3.17%	2.34%	2.26%	2.45%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 473	$ 519	$ 814	$ 1,052	$ 3,965
Portfolio turnover rate D	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.005 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,442,169
Gross unrealized depreciation	(18,195,451)
Net unrealized appreciation (depreciation) on securities and other investments	$ (12,753,282)

Tax Cost	$ 184,910,525

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,796,682
Capital loss carryforward	$ (117,406,155)
Net unrealized appreciation (depreciation)	$ (12,742,762)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 5,152,516	$ 3,259,286

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $179,038,500 and $159,238,201, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on relative investment performance of International Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,861	$ 112
Class T	.25%	.25%	14,090	-
Class B	.75%	.25%	11,042	8,286
Class C	.75%	.25%	22,443	5,109
			$ 60,436	$ 13,507

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,585
Class T	1,051
Class B*	2,211
Class C*	426
$ 9,273

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 15,549.30
Class T	9,051.32
Class B	3,337.30
Class C	6,816.30
International Value	416,398.23
Institutional Class	834.17
	$ 451,985

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $763 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,563,727.35%		$ 381

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $590 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

Fidelity Central Funds. Total security lending income during the period amounted to $221,316. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $14,939.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $38,767 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 109,917	$ 64,929
Class T	48,265	27,801
Class B	18,831	8,869
Class C	34,950	14,357
International Value	4,218,039	3,006,248
Institutional Class	11,933	13,553
Total	$ 4,441,935	$ 3,135,757
From net realized gain
Class A	$ 19,461	$ 2,899
Class T	9,435	1,544
Class B	4,893	715
Class C	8,796	1,354
International Value	666,153	116,522
Institutional Class	1,843	495
Total	$ 710,581	$ 123,529

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	297,051	216,581	$ 2,472,449	$ 1,676,019
Reinvestment of distributions	14,168	7,621	113,424	61,732
Shares redeemed	(217,894)	(227,521)	(1,776,674)	(1,766,121)
Net increase (decrease)	93,325	(3,319)	$ 809,199	$ (28,370)
Class T
Shares sold	184,684	82,344	$ 1,564,957	$ 635,080
Reinvestment of distributions	7,104	3,507	56,884	28,408
Shares redeemed	(116,856)	(118,025)	(949,653)	(899,018)
Net increase (decrease)	74,932	(32,174)	$ 672,188	$ (235,530)
Class B
Shares sold	10,615	44,963	$ 84,177	$ 346,949
Reinvestment of distributions	2,474	980	19,918	7,981
Shares redeemed	(32,689)	(36,625)	(270,345)	(286,374)
Net increase (decrease)	(19,600)	9,318	$ (166,250)	$ 68,556
Class C
Shares sold	94,118	56,757	$ 764,274	$ 434,910
Reinvestment of distributions	4,468	1,540	35,965	12,532
Shares redeemed	(56,323)	(72,014)	(453,389)	(560,469)
Net increase (decrease)	42,263	(13,717)	$ 346,850	$ (113,027)
International Value
Shares sold	9,000,450	3,662,730	$ 76,813,955	$ 28,403,948
Reinvestment of distributions	587,427	369,795	4,695,920	2,987,943
Shares redeemed	(7,927,908)	(7,496,748)	(64,758,392)	(57,917,334)
Net increase (decrease)	1,659,969	(3,464,223)	$ 16,751,483	$ (26,525,443)
Institutional Class
Shares sold	19,868	16,581	$ 168,608	$ 128,469
Reinvestment of distributions	395	185	3,160	1,498
Shares redeemed	(16,071)	(58,573)	(130,995)	(468,362)
Net increase (decrease)	4,192	(41,807)	$ 40,773	$ (338,395)

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund and VIP FundsManager 60% Portfolio were owners of record of approximately 19% and 18%, respectively, of the total outstanding shares of the Fund.

The VIP FundsManager Portfolios were owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following fund may be taken into account as a dividend for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	December 3, 2010	December 30, 2010
International Value Fund	66%	78%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value Fund	12/06/2010	$0.178	$0.011
International Value Fund	12/31/2010	$0.021	$0.000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period and the third quartile for the three-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

* 0 To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, Illinois

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated service graphic) 1-800-544-5555

(automated service graphic) Automated line for quickest service

(Fidelity Logo)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIV-UANN-1211
1.827481.105

(Fidelity Logo)

Fidelity Advisor®

International Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2011

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® International Value Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Life of class A
Class A (incl. 5.75% sales charge)	-17.24%	-6.69%	-5.14%
Class T (incl. 3.50% sales charge)	-15.49%	-6.51%	-4.98%
Class B (incl. contingent deferred sales charge)B	-17.15%	-6.63%	-4.98%
Class C (incl. contingent deferred sales charge)C	-13.69%	-6.27%	-4.82%

A From May 18, 2006.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of class total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of class total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Value Fund - Class A on May 18, 2006, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Alex Zavratsky, who became Portfolio Manager of Fidelity Advisor® International Value Fund on September 6, 2011: For the year, the fund's Class A, Class T, Class B and Class C shares declined 12.19%, 12.42%, 12.88% and 12.84%, respectively (excluding sales charges), trailing the 5.33% drop of the benchmark MSCI® EAFE® (Europe, Australasia, Far East) Value Index. In geographic terms, weak stock picking in and a lack of exposure to the comparatively healthy Asia Pacific ex Japan region, especially Australia, was detrimental to performance. Stock selection also was detrimental in the U.K., continental Europe - particularly France - and Japan. Sector-wise, the biggest source of weakness was the financials sector, where holdings in several European banks were among the biggest detractors, including France-based Societe Generale, Italy's Intesa Sanpaolo and an out-of-index stake in Lloyds Banking Group in the U.K. Elsewhere within financials, French insurance firm AXA and ING Groep, a diversified financials company in the Netherlands, hampered results. Picks in energy, consumer discretionary and industrials also hurt. However, positioning in utilities was a bright spot. Here, the fund's lack of exposure to Japanese utility Tokyo Electric Power, a benchmark component, was the biggest individual contributor, while out-of-index stakes in Swiss pharma firm Roche Holding and Canada-based miner Yamana Gold also aided results. Some of the stocks I've mentioned in this report were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.35%
Actual		$ 1,000.00	$ 778.30	$ 6.05
Hypothetical A		$ 1,000.00	$ 1,018.40	$ 6.87
Class T	1.62%
Actual		$ 1,000.00	$ 776.90	$ 7.26
Hypothetical A		$ 1,000.00	$ 1,017.04	$ 8.24
Class B	2.09%
Actual		$ 1,000.00	$ 774.30	$ 9.35
Hypothetical A		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.10%
Actual		$ 1,000.00	$ 774.30	$ 9.39
Hypothetical A		$ 1,000.00	$ 1,014.62	$ 10.66
International Value	1.02%
Actual		$ 1,000.00	$ 779.40	$ 4.57
Hypothetical A		$ 1,000.00	$ 1,020.06	$ 5.19
Institutional Class	.98%
Actual		$ 1,000.00	$ 778.80	$ 4.39
Hypothetical A		$ 1,000.00	$ 1,020.27	$ 4.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom 27.1%
Japan 21.8%
Germany 10.6%
France 8.5%
Switzerland 7.6%
Australia 6.3%
Norway 2.9%
Netherlands 2.8%
Italy 2.7%
Other 9.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom 20.1%
Japan 17.0%
France 9.9%
Germany 7.5%
Spain 6.3%
Switzerland 4.8%
Netherlands 4.0%
Canada 3.3%
Hong Kong 3.2%
Other 23.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.2	98.0
Short-Term Investments and Net Other Assets	0.8	2.0
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	5.9	4.4
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	3.5	2.3
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	3.5	1.8
Commonwealth Bank of Australia (Australia, Commercial Banks)	2.9	0.3
Sanofi-aventis (France, Pharmaceuticals)	2.9	0.0
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.8	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.8	1.9
Nestle SA (Switzerland, Food Products)	2.2	0.0
Allianz AG (Germany, Insurance)	2.0	0.0
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.9	0.0
	30.4
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.1	35.6
Energy	13.2	12.6
Health Care	11.7	5.3
Telecommunication Services	11.6	6.0
Consumer Staples	9.1	1.8
Utilities	7.8	5.3
Consumer Discretionary	7.5	10.3
Industrials	6.4	8.8
Materials	5.1	7.6
Information Technology	2.7	4.7

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Australia - 6.3%
Australia & New Zealand Banking Group Ltd.	138,811	$ 3,136,930
Commonwealth Bank of Australia	90,577	4,653,389
Macquarie Group Ltd.	29,691	764,505
Telstra Corp. Ltd.	508,385	1,650,851
TOTAL AUSTRALIA		10,205,675
Bailiwick of Guernsey - 0.3%
Resolution Ltd.	112,600	497,979
Bailiwick of Jersey - 0.5%
Wolseley PLC	29,862	863,473
France - 8.5%
Atos Origin SA	13,608	659,501
BNP Paribas SA	45,993	2,090,893
Casino Guichard Perrachon et Compagnie	8,507	799,611
Compagnie de St. Gobain	13,677	637,671
Euler Hermes SA	4,358	315,785
GDF Suez	52,500	1,490,512
Pernod-Ricard SA	9,200	859,402
PPR SA	8,725	1,363,214
Sanofi-aventis	64,860	4,640,692
Unibail-Rodamco	4,566	913,079
TOTAL FRANCE		13,770,360
Germany - 10.3%
Allianz AG	24,614	2,766,282
Allianz AG sponsored ADR	43,400	486,080
BASF AG	41,646	3,065,547
Bayer AG	31,246	2,001,858
Daimler AG (United States) (d)	30,700	1,560,788
Deutsche Telekom AG	119,500	1,520,467
E.ON AG	72,160	1,748,588
HeidelbergCement AG	15,400	702,872
Metro AG	12,500	582,795
Siemens AG	15,311	1,605,145
Volkswagen AG	3,535	556,719
TOTAL GERMANY		16,597,141
Hong Kong - 0.6%
Henderson Land Development Co. Ltd.	20,000	109,321
Power Assets Holdings Ltd.	114,500	870,064
TOTAL HONG KONG		979,385
Common Stocks - continued
	Shares	Value
Ireland - 0.7%
CRH PLC sponsored ADR (d)	56,800	$ 1,045,688
Italy - 2.4%
ENI SpA	138,600	3,064,045
Intesa Sanpaolo SpA	457,645	817,635
TOTAL ITALY		3,881,680
Japan - 21.8%
ABC-Mart, Inc.	13,900	544,420
Aeon Credit Service Co. Ltd.	51,800	772,586
Air Water, Inc.	63,000	799,836
Aisin Seiki Co. Ltd.	15,800	499,770
Aozora Bank Ltd.	482,000	1,218,664
Asahi Glass Co. Ltd.	58,000	507,967
Canon, Inc.	25,800	1,171,413
Chubu Electric Power Co., Inc.	42,600	779,498
Credit Saison Co. Ltd.	45,000	878,236
Denso Corp.	38,300	1,178,001
Dentsu, Inc.	23,700	713,704
Fanuc Corp.	4,900	792,384
Honda Motor Co. Ltd.	49,900	1,492,388
INPEX Corp.	150	990,439
Itochu Corp.	172,500	1,706,320
Japan Retail Fund Investment Corp.	1,012	1,566,749
Japan Tobacco, Inc.	516	2,579,382
JSR Corp.	42,300	807,615
JX Holdings, Inc.	200,600	1,168,621
KDDI Corp.	285	2,087,994
Mitsubishi Corp.	41,800	859,809
Mitsubishi Tanabe Pharma Corp.	73,400	1,269,783
Nippon Telegraph & Telephone Corp.	42,900	2,200,873
Obic Co. Ltd.	3,870	731,757
ORIX Corp.	9,540	832,713
Santen Pharmaceutical Co. Ltd.	19,900	742,635
Seven & i Holdings Co., Ltd.	39,300	1,048,884
Tokio Marine Holdings, Inc.	28,800	686,809
Tokyo Gas Co. Ltd.	313,000	1,348,051
Toray Industries, Inc.	127,000	904,026
USS Co. Ltd.	9,290	768,095
West Japan Railway Co.	37,700	1,597,689
TOTAL JAPAN		35,247,111
Common Stocks - continued
	Shares	Value
Korea (South) - 0.6%
Samsung Electronics Co. Ltd.	1,050	$ 900,532
Mexico - 0.7%
Grupo Modelo SAB de CV Series C	163,000	1,033,913
Netherlands - 2.8%
ING Groep NV:
(Certificaten Van Aandelen) (a)	177,668	1,531,893
sponsored ADR (a)	57,141	493,698
Koninklijke KPN NV	58,620	770,356
Koninklijke Philips Electronics NV	38,000	791,149
Unilever NV (Certificaten Van Aandelen) (Bearer) unit	28,900	997,878
TOTAL NETHERLANDS		4,584,974
Norway - 2.9%
Aker Solutions ASA	39,270	456,702
DnB NOR ASA	110,200	1,285,561
Orkla ASA (A Shares) (d)	114,700	999,165
Telenor ASA	111,600	1,992,428
TOTAL NORWAY		4,733,856
Portugal - 0.2%
Energias de Portugal SA	119,836	378,947
Singapore - 1.9%
Singapore Telecommunications Ltd.	686,000	1,733,801
United Overseas Bank Ltd.	102,480	1,389,391
TOTAL SINGAPORE		3,123,192
Spain - 2.5%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (d)	249,725	2,257,514
Red Electrica Corporacion SA	11,600	561,462
Repsol YPF SA	37,297	1,130,375
TOTAL SPAIN		3,949,351
Sweden - 0.9%
Tele2 AB (B Shares)	29,100	614,177
Telefonaktiebolaget LM Ericsson (B Shares)	73,030	760,985
TOTAL SWEDEN		1,375,162
Switzerland - 7.6%
Nestle SA	61,138	3,546,150
Roche Holding AG (participation certificate)	27,505	4,535,324
Syngenta AG (Switzerland)	2,900	883,943
Transocean Ltd. (United States)	7,839	447,999
Common Stocks - continued
	Shares	Value
Switzerland - continued
UBS AG (NY Shares) (a)	77,800	$ 981,836
Zurich Financial Services AG	8,111	1,883,678
TOTAL SWITZERLAND		12,278,930
United Kingdom - 27.1%
Aegis Group PLC	176,727	389,939
Aviva PLC	212,728	1,160,768
Barclays PLC	592,002	1,835,515
BP PLC sponsored ADR	103,035	4,552,086
British American Tobacco PLC (United Kingdom)	17,400	797,944
British Land Co. PLC	80,100	657,610
Centrica PLC	161,725	771,676
Compass Group PLC	90,200	821,038
GlaxoSmithKline PLC sponsored ADR	125,600	5,625,624
HSBC Holdings PLC sponsored ADR	29,770	1,299,758
Imperial Tobacco Group PLC	46,179	1,688,788
International Power PLC	201,018	1,093,323
National Grid PLC	207,100	2,059,381
Next PLC	11,800	485,046
Prudential PLC	170,349	1,759,882
Reed Elsevier PLC	164,300	1,412,295
Royal Dutch Shell PLC Class A sponsored ADR (d)	133,400	9,459,392
Scottish & Southern Energy PLC	68,827	1,487,641
Tesco PLC	129,900	839,277
Vodafone Group PLC sponsored ADR	202,766	5,645,005
TOTAL UNITED KINGDOM		43,841,988
TOTAL COMMON STOCKS (Cost $170,522,198)		159,289,337
Nonconvertible Preferred Stocks - 0.6%

Germany - 0.3%
Volkswagen AG	3,327	583,817
Italy - 0.3%
Telecom Italia SpA (Risparmio Shares)	489,900	514,204
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,433,774)		1,098,021
Money Market Funds - 7.3%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	143,971	$ 143,971
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	11,625,914	11,625,914
TOTAL MONEY MARKET FUNDS (Cost $11,769,885)		11,769,885
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $183,725,857)	172,157,243
NET OTHER ASSETS (LIABILITIES) - (6.5)%	(10,572,704)
NET ASSETS - 100%	$ 161,584,539
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,498
Fidelity Securities Lending Cash Central Fund	221,316
Total	$ 224,814
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 43,841,988	$ 36,228,498	$ 7,613,490	$ -
Japan	35,247,111	-	35,247,111	-
Germany	17,180,958	15,575,813	1,605,145	-
France	13,770,360	9,129,668	4,640,692	-
Switzerland	12,278,930	11,394,987	883,943	-
Australia	10,205,675	-	10,205,675	-
Norway	4,733,856	4,733,856	-	-
Netherlands	4,584,974	1,264,054	3,320,920	-
Italy	4,395,884	817,635	3,578,249	-
Other	14,147,622	8,383,528	5,764,094	-
Money Market Funds	11,769,885	11,769,885	-	-
Total Investments in Securities:	$ 172,157,243	$ 99,297,924	$ 72,859,319	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $117,406,155 of which $17,089,067, $65,376,972, $3,571,319 and $31,368,797 will expire in fiscal 2016, 2017, 2018 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011
Assets
Investment in securities, at value (including securities loaned of $11,205,139) - See accompanying schedule: Unaffiliated issuers (cost $171,955,972)	$ 160,387,358
Fidelity Central Funds (cost $11,769,885)	11,769,885
Total Investments (cost $183,725,857)		$ 172,157,243
Foreign currency held at value (cost $6,508)		6,508
Receivable for investments sold		2,643,297
Receivable for fund shares sold		68,159
Dividends receivable		742,086
Distributions receivable from Fidelity Central Funds		1,186
Prepaid expenses		754
Other receivables		24,694
Total assets		175,643,927

Liabilities
Payable to custodian bank	$ 578
Payable for investments purchased	2,093,650
Payable for fund shares redeemed	155,013
Accrued management fee	82,006
Distribution and service plan fees payable	4,397
Other affiliated payables	40,042
Other payables and accrued expenses	57,788
Collateral on securities loaned, at value	11,625,914
Total liabilities		14,059,388

Net Assets		$ 161,584,539
Net Assets consist of:
Paid in capital		$ 286,936,774
Undistributed net investment income		4,796,682
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(118,590,823)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(11,558,094)
Net Assets		$ 161,584,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,667,585 ÷ 665,122 shares)	$ 7.02

Maximum offering price per share (100/94.25 of $7.02)	$ 7.45
Class T: Net Asset Value and redemption price per share ($2,467,516 ÷ 352,476 shares)	$ 7.00

Maximum offering price per share (100/96.50 of $7.00)	$ 7.25
Class B: Net Asset Value and offering price per share ($901,346 ÷ 128,716 shares)A	$ 7.00

Class C: Net Asset Value and offering price per share ($2,108,020 ÷ 301,130 shares)A	$ 7.00

International Value: Net Asset Value, offering price and redemption price per share ($150,966,942 ÷ 21,486,993 shares)	$ 7.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($473,130 ÷ 67,196 shares)	$ 7.04

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends		$ 8,421,712
Interest		4,722
Income from Fidelity Central Funds		224,814
Income before foreign taxes withheld		8,651,248
Less foreign taxes withheld		(673,231)
Total income		7,978,017

Expenses
Management fee Basic fee	$ 1,368,135
Performance adjustment	(134,111)
Transfer agent fees	451,985
Distribution and service plan fees	60,436
Accounting and security lending fees	110,463
Custodian fees and expenses	73,442
Independent trustees' compensation	1,067
Registration fees	73,513
Audit	70,906
Legal	763
Interest	381
Miscellaneous	1,736
Total expenses before reductions	2,078,716
Expense reductions	(53,706)	2,025,010
Net investment income (loss)		5,953,007
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(31,191,099)
Foreign currency transactions	(23,323)
Total net realized gain (loss)		(31,214,422)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $30,988)	(366,851)
Assets and liabilities in foreign currencies	(16,031)
Total change in net unrealized appreciation (depreciation)		(382,882)
Net gain (loss)		(31,597,304)
Net increase (decrease) in net assets resulting from operations		$ (25,644,297)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,953,007	$ 3,860,059
Net realized gain (loss)	(31,214,422)	(3,221,958)
Change in net unrealized appreciation (depreciation)	(382,882)	12,417,837
Net increase (decrease) in net assets resulting from operations	(25,644,297)	13,055,938
Distributions to shareholders from net investment income	(4,441,935)	(3,135,757)
Distributions to shareholders from net realized gain	(710,581)	(123,529)
Total distributions	(5,152,516)	(3,259,286)
Share transactions - net increase (decrease)	18,454,243	(27,172,209)
Redemption fees	3,151	3,410
Total increase (decrease) in net assets	(12,339,419)	(17,372,147)

Net Assets
Beginning of period	173,923,958	191,296,105
End of period (including undistributed net investment income of $4,796,681 and undistributed net investment income of $3,475,373, respectively)	$ 161,584,539	$ 173,923,958

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.22	$ 7.75	$ 5.93	$ 13.02	$ 10.60
Income from Investment Operations
Net investment income (loss) C	.22	.15	.12	.21	.18
Net realized and unrealized gain (loss)	(1.19)	.44	1.78	(6.53)	2.29
Total from investment operations	(.97)	.59	1.90	(6.32)	2.47
Distributions from net investment income	(.19)	(.11)	(.08)	(.15)	(.03)
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.02)
Total distributions	(.23) H	(.12)	(.08)	(.77)	(.05)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.02	$ 8.22	$ 7.75	$ 5.93	$ 13.02
Total Return A,B	(12.19)%	7.60%	32.71%	(51.50)%	23.43%
Ratios to Average Net Assets D,F
Expenses before reductions	1.36%	1.40%	1.34%	1.42%	1.38%
Expenses net of fee waivers, if any	1.36%	1.40%	1.34%	1.42%	1.38%
Expenses net of all reductions	1.34%	1.38%	1.32%	1.41%	1.37%
Net investment income (loss)	2.79%	1.93%	1.86%	2.05%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,668	$ 4,699	$ 4,456	$ 2,854	$ 6,052
Portfolio turnover rate E	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.23 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.20	$ 7.73	$ 5.91	$ 12.99	$ 10.59
Income from Investment Operations
Net investment income (loss) C	.20	.13	.10	.18	.15
Net realized and unrealized gain (loss)	(1.19)	.44	1.77	(6.50)	2.29
Total from investment operations	(.99)	.57	1.87	(6.32)	2.44
Distributions from net investment income	(.17)	(.09)	(.05)	(.14)	(.02)
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.02)
Total distributions	(.21) H	(.10)	(.05)	(.76)	(.04)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.00	$ 8.20	$ 7.73	$ 5.91	$ 12.99
Total Return A,B	(12.42)%	7.32%	32.14%	(51.60)%	23.13%
Ratios to Average Net Assets D,F
Expenses before reductions	1.63%	1.67%	1.60%	1.67%	1.60%
Expenses net of fee waivers, if any	1.62%	1.67%	1.60%	1.67%	1.60%
Expenses net of all reductions	1.60%	1.65%	1.59%	1.66%	1.58%
Net investment income (loss)	2.52%	1.65%	1.59%	1.80%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,468	$ 2,276	$ 2,395	$ 2,087	$ 5,081
Portfolio turnover rate E	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.20	$ 7.74	$ 5.88	$ 12.93	$ 10.56
Income from Investment Operations
Net investment income (loss) C	.17	.09	.07	.13	.09
Net realized and unrealized gain (loss)	(1.20)	.44	1.79	(6.48)	2.29
Total from investment operations	(1.03)	.53	1.86	(6.35)	2.38
Distributions from net investment income	(.13)	(.06)	-	(.08)	-
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.01)
Total distributions	(.17) H	(.07)	-	(.70)	(.01)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.00	$ 8.20	$ 7.74	$ 5.88	$ 12.93
Total Return A,B	(12.88)%	6.82%	31.63%	(51.85)%	22.59%
Ratios to Average Net Assets D,F
Expenses before reductions	2.11%	2.15%	2.08%	2.18%	2.10%
Expenses net of fee waivers, if any	2.11%	2.15%	2.08%	2.18%	2.10%
Expenses net of all reductions	2.09%	2.13%	2.07%	2.17%	2.08%
Net investment income (loss)	2.04%	1.18%	1.11%	1.29%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 901	$ 1,216	$ 1,076	$ 931	$ 2,651
Portfolio turnover rate E	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.17 per share is comprised of distributions from net investment income of $.131 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.20	$ 7.73	$ 5.88	$ 12.92	$ 10.56
Income from Investment Operations
Net investment income (loss) C	.16	.09	.07	.13	.09
Net realized and unrealized gain (loss)	(1.19)	.44	1.78	(6.47)	2.29
Total from investment operations	(1.03)	.53	1.85	(6.34)	2.38
Distributions from net investment income	(.14)	(.05)	-	(.08)	-
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.02)
Total distributions	(.17)	(.06)	-	(.70)	(.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.00	$ 8.20	$ 7.73	$ 5.88	$ 12.92
Total Return A,B	(12.84)%	6.84%	31.46%	(51.80)%	22.56%
Ratios to Average Net Assets D,F
Expenses before reductions	2.12%	2.15%	2.08%	2.17%	2.07%
Expenses net of fee waivers, if any	2.11%	2.15%	2.08%	2.17%	2.07%
Expenses net of all reductions	2.09%	2.13%	2.06%	2.16%	2.05%
Net investment income (loss)	2.04%	1.18%	1.12%	1.30%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,108	$ 2,123	$ 2,108	$ 1,784	$ 5,996
Portfolio turnover rate E	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.23	$ 7.75	$ 5.95	$ 13.06	$ 10.61
Income from Investment Operations
Net investment income (loss) B	.25	.17	.13	.24	.22
Net realized and unrealized gain (loss)	(1.20)	.44	1.78	(6.54)	2.29
Total from investment operations	(.95)	.61	1.91	(6.30)	2.51
Distributions from net investment income	(.22)	(.13)	(.11)	(.19)	(.04)
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.02)
Total distributions	(.25)	(.13) G	(.11)	(.81)	(.06)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 7.03	$ 8.23	$ 7.75	$ 5.95	$ 13.06
Total Return A	(11.91)%	7.95%	33.09%	(51.34)%	23.81%
Ratios to Average Net Assets C,E
Expenses before reductions	1.04%	1.09%	1.07%	1.10%	1.03%
Expenses net of fee waivers, if any	1.03%	1.09%	1.07%	1.10%	1.03%
Expenses net of all reductions	1.01%	1.08%	1.06%	1.09%	1.02%
Net investment income (loss)	3.11%	2.23%	2.12%	2.37%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 150,967	$ 163,090	$ 180,447	$ 160,777	$ 381,148
Portfolio turnover rate D	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.13 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.24	$ 7.76	$ 5.96	$ 13.07	$ 10.61
Income from Investment Operations
Net investment income (loss) B	.25	.18	.14	.25	.22
Net realized and unrealized gain (loss)	(1.19)	.44	1.78	(6.54)	2.30
Total from investment operations	(.94)	.62	1.92	(6.29)	2.52
Distributions from net investment income	(.22)	(.14)	(.12)	(.20)	(.04)
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.02)
Total distributions	(.26) H	(.14) G	(.12)	(.82)	(.06)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 7.04	$ 8.24	$ 7.76	$ 5.96	$ 13.07
Total Return A	(11.83)%	8.05%	33.06%	(51.27)%	23.91%
Ratios to Average Net Assets C,E
Expenses before reductions	.98%	.98%	.93%	1.02%	.98%
Expenses net of fee waivers, if any	.98%	.98%	.93%	1.02%	.98%
Expenses net of all reductions	.96%	.97%	.92%	1.01%	.96%
Net investment income (loss)	3.17%	2.34%	2.26%	2.45%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 473	$ 519	$ 814	$ 1,052	$ 3,965
Portfolio turnover rate D	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.005 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,442,169
Gross unrealized depreciation	(18,195,451)
Net unrealized appreciation (depreciation) on securities and other investments	$ (12,753,282)

Tax Cost	$ 184,910,525

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,796,682
Capital loss carryforward	$ (117,406,155)
Net unrealized appreciation (depreciation)	$ (12,742,762)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 5,152,516	$ 3,259,286

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $179,038,500 and $159,238,201, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on relative investment performance of International Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,861	$ 112
Class T	.25%	.25%	14,090	-
Class B	.75%	.25%	11,042	8,286
Class C	.75%	.25%	22,443	5,109
			$ 60,436	$ 13,507

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,585
Class T	1,051
Class B*	2,211
Class C*	426
$ 9,273

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 15,549.30
Class T	9,051.32
Class B	3,337.30
Class C	6,816.30
International Value	416,398.23
Institutional Class	834.17
	$ 451,985

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $763 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,563,727.35%		$ 381

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $590 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

Fidelity Central Funds. Total security lending income during the period amounted to $221,316. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $14,939.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $38,767 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 109,917	$ 64,929
Class T	48,265	27,801
Class B	18,831	8,869
Class C	34,950	14,357
International Value	4,218,039	3,006,248
Institutional Class	11,933	13,553
Total	$ 4,441,935	$ 3,135,757
From net realized gain
Class A	$ 19,461	$ 2,899
Class T	9,435	1,544
Class B	4,893	715
Class C	8,796	1,354
International Value	666,153	116,522
Institutional Class	1,843	495
Total	$ 710,581	$ 123,529

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	297,051	216,581	$ 2,472,449	$ 1,676,019
Reinvestment of distributions	14,168	7,621	113,424	61,732
Shares redeemed	(217,894)	(227,521)	(1,776,674)	(1,766,121)
Net increase (decrease)	93,325	(3,319)	$ 809,199	$ (28,370)
Class T
Shares sold	184,684	82,344	$ 1,564,957	$ 635,080
Reinvestment of distributions	7,104	3,507	56,884	28,408
Shares redeemed	(116,856)	(118,025)	(949,653)	(899,018)
Net increase (decrease)	74,932	(32,174)	$ 672,188	$ (235,530)
Class B
Shares sold	10,615	44,963	$ 84,177	$ 346,949
Reinvestment of distributions	2,474	980	19,918	7,981
Shares redeemed	(32,689)	(36,625)	(270,345)	(286,374)
Net increase (decrease)	(19,600)	9,318	$ (166,250)	$ 68,556
Class C
Shares sold	94,118	56,757	$ 764,274	$ 434,910
Reinvestment of distributions	4,468	1,540	35,965	12,532
Shares redeemed	(56,323)	(72,014)	(453,389)	(560,469)
Net increase (decrease)	42,263	(13,717)	$ 346,850	$ (113,027)
International Value
Shares sold	9,000,450	3,662,730	$ 76,813,955	$ 28,403,948
Reinvestment of distributions	587,427	369,795	4,695,920	2,987,943
Shares redeemed	(7,927,908)	(7,496,748)	(64,758,392)	(57,917,334)
Net increase (decrease)	1,659,969	(3,464,223)	$ 16,751,483	$ (26,525,443)
Institutional Class
Shares sold	19,868	16,581	$ 168,608	$ 128,469
Reinvestment of distributions	395	185	3,160	1,498
Shares redeemed	(16,071)	(58,573)	(130,995)	(468,362)
Net increase (decrease)	4,192	(41,807)	$ 40,773	$ (338,395)

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund and VIP FundsManager 60% Portfolio were owners of record of approximately 19% and 18%, respectively, of the total outstanding shares of the Fund.

The VIP FundsManager Portfolios were owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following fund may be taken into account as a dividend for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	December 3, 2010	December 30, 2010
Class A	73%	78%
Class T	80%	78%
Class B	100%	78%
Class C	100%	78%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/06/2010	$0.159	$0.011
Class A	12/31/2010	$0.021	$0.000
Class T	12/06/2010	$0.146	$0.011
Class T	12/31/2010	$0.021	$0.000
Class B	12/06/2010	$0.114	$0.011
Class B	12/31/2010	$0.021	$0.000
Class C	12/06/2010	$0.117	$0.011
Class C	12/31/2010	$0.021	$0.000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period and the third quartile for the three-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AFIV-UANN-1211
1.827496.105

(Fidelity Logo)

Fidelity Advisor®

International Value

Fund - Institutional Class

Annual Report

October 31, 2011

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
International Value Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Life of classA
Institutional Class	-11.83%	-5.21%	-3.74%

A From May 18, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Value Fund - Institutional Class on May 18, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Alex Zavratsky, who became Portfolio Manager of Fidelity Advisor® International Value Fund on September 6, 2011: For the year, the fund's Institutional Class shares declined 11.83%, trailing the 5.33% drop of the benchmark MSCI® EAFE® (Europe, Australasia, Far East) Value Index. In geographic terms, weak stock picking in and a lack of exposure to the comparatively healthy Asia Pacific ex Japan region, especially Australia, was detrimental to performance. Stock selection also was detrimental in the U.K., continental Europe - particularly France - and Japan. Sector-wise, the biggest source of weakness was the financials sector, where holdings in several European banks were among the biggest detractors, including France-based Societe Generale, Italy's Intesa Sanpaolo and an out-of-index stake in Lloyds Banking Group in the U.K. Elsewhere within financials, French insurance firm AXA and ING Groep, a diversified financials company in the Netherlands, hampered results. Picks in energy, consumer discretionary and industrials also hurt. However, positioning in utilities was a bright spot. Here, the fund's lack of exposure to Japanese utility Tokyo Electric Power, a benchmark component, was the biggest individual contributor, while out-of-index stakes in Swiss pharma firm Roche Holding and Canada-based miner Yamana Gold also aided results. Some of the stocks I've mentioned in this report were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.35%
Actual		$ 1,000.00	$ 778.30	$ 6.05
Hypothetical A		$ 1,000.00	$ 1,018.40	$ 6.87
Class T	1.62%
Actual		$ 1,000.00	$ 776.90	$ 7.26
Hypothetical A		$ 1,000.00	$ 1,017.04	$ 8.24
Class B	2.09%
Actual		$ 1,000.00	$ 774.30	$ 9.35
Hypothetical A		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.10%
Actual		$ 1,000.00	$ 774.30	$ 9.39
Hypothetical A		$ 1,000.00	$ 1,014.62	$ 10.66
International Value	1.02%
Actual		$ 1,000.00	$ 779.40	$ 4.57
Hypothetical A		$ 1,000.00	$ 1,020.06	$ 5.19
Institutional Class	.98%
Actual		$ 1,000.00	$ 778.80	$ 4.39
Hypothetical A		$ 1,000.00	$ 1,020.27	$ 4.99

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom 27.1%
Japan 21.8%
Germany 10.6%
France 8.5%
Switzerland 7.6%
Australia 6.3%
Norway 2.9%
Netherlands 2.8%
Italy 2.7%
Other 9.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom 20.1%
Japan 17.0%
France 9.9%
Germany 7.5%
Spain 6.3%
Switzerland 4.8%
Netherlands 4.0%
Canada 3.3%
Hong Kong 3.2%
Other 23.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.2	98.0
Short-Term Investments and Net Other Assets	0.8	2.0
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	5.9	4.4
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	3.5	2.3
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	3.5	1.8
Commonwealth Bank of Australia (Australia, Commercial Banks)	2.9	0.3
Sanofi-aventis (France, Pharmaceuticals)	2.9	0.0
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.8	2.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.8	1.9
Nestle SA (Switzerland, Food Products)	2.2	0.0
Allianz AG (Germany, Insurance)	2.0	0.0
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.9	0.0
	30.4
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.1	35.6
Energy	13.2	12.6
Health Care	11.7	5.3
Telecommunication Services	11.6	6.0
Consumer Staples	9.1	1.8
Utilities	7.8	5.3
Consumer Discretionary	7.5	10.3
Industrials	6.4	8.8
Materials	5.1	7.6
Information Technology	2.7	4.7

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Australia - 6.3%
Australia & New Zealand Banking Group Ltd.	138,811	$ 3,136,930
Commonwealth Bank of Australia	90,577	4,653,389
Macquarie Group Ltd.	29,691	764,505
Telstra Corp. Ltd.	508,385	1,650,851
TOTAL AUSTRALIA		10,205,675
Bailiwick of Guernsey - 0.3%
Resolution Ltd.	112,600	497,979
Bailiwick of Jersey - 0.5%
Wolseley PLC	29,862	863,473
France - 8.5%
Atos Origin SA	13,608	659,501
BNP Paribas SA	45,993	2,090,893
Casino Guichard Perrachon et Compagnie	8,507	799,611
Compagnie de St. Gobain	13,677	637,671
Euler Hermes SA	4,358	315,785
GDF Suez	52,500	1,490,512
Pernod-Ricard SA	9,200	859,402
PPR SA	8,725	1,363,214
Sanofi-aventis	64,860	4,640,692
Unibail-Rodamco	4,566	913,079
TOTAL FRANCE		13,770,360
Germany - 10.3%
Allianz AG	24,614	2,766,282
Allianz AG sponsored ADR	43,400	486,080
BASF AG	41,646	3,065,547
Bayer AG	31,246	2,001,858
Daimler AG (United States) (d)	30,700	1,560,788
Deutsche Telekom AG	119,500	1,520,467
E.ON AG	72,160	1,748,588
HeidelbergCement AG	15,400	702,872
Metro AG	12,500	582,795
Siemens AG	15,311	1,605,145
Volkswagen AG	3,535	556,719
TOTAL GERMANY		16,597,141
Hong Kong - 0.6%
Henderson Land Development Co. Ltd.	20,000	109,321
Power Assets Holdings Ltd.	114,500	870,064
TOTAL HONG KONG		979,385
Common Stocks - continued
	Shares	Value
Ireland - 0.7%
CRH PLC sponsored ADR (d)	56,800	$ 1,045,688
Italy - 2.4%
ENI SpA	138,600	3,064,045
Intesa Sanpaolo SpA	457,645	817,635
TOTAL ITALY		3,881,680
Japan - 21.8%
ABC-Mart, Inc.	13,900	544,420
Aeon Credit Service Co. Ltd.	51,800	772,586
Air Water, Inc.	63,000	799,836
Aisin Seiki Co. Ltd.	15,800	499,770
Aozora Bank Ltd.	482,000	1,218,664
Asahi Glass Co. Ltd.	58,000	507,967
Canon, Inc.	25,800	1,171,413
Chubu Electric Power Co., Inc.	42,600	779,498
Credit Saison Co. Ltd.	45,000	878,236
Denso Corp.	38,300	1,178,001
Dentsu, Inc.	23,700	713,704
Fanuc Corp.	4,900	792,384
Honda Motor Co. Ltd.	49,900	1,492,388
INPEX Corp.	150	990,439
Itochu Corp.	172,500	1,706,320
Japan Retail Fund Investment Corp.	1,012	1,566,749
Japan Tobacco, Inc.	516	2,579,382
JSR Corp.	42,300	807,615
JX Holdings, Inc.	200,600	1,168,621
KDDI Corp.	285	2,087,994
Mitsubishi Corp.	41,800	859,809
Mitsubishi Tanabe Pharma Corp.	73,400	1,269,783
Nippon Telegraph & Telephone Corp.	42,900	2,200,873
Obic Co. Ltd.	3,870	731,757
ORIX Corp.	9,540	832,713
Santen Pharmaceutical Co. Ltd.	19,900	742,635
Seven & i Holdings Co., Ltd.	39,300	1,048,884
Tokio Marine Holdings, Inc.	28,800	686,809
Tokyo Gas Co. Ltd.	313,000	1,348,051
Toray Industries, Inc.	127,000	904,026
USS Co. Ltd.	9,290	768,095
West Japan Railway Co.	37,700	1,597,689
TOTAL JAPAN		35,247,111
Common Stocks - continued
	Shares	Value
Korea (South) - 0.6%
Samsung Electronics Co. Ltd.	1,050	$ 900,532
Mexico - 0.7%
Grupo Modelo SAB de CV Series C	163,000	1,033,913
Netherlands - 2.8%
ING Groep NV:
(Certificaten Van Aandelen) (a)	177,668	1,531,893
sponsored ADR (a)	57,141	493,698
Koninklijke KPN NV	58,620	770,356
Koninklijke Philips Electronics NV	38,000	791,149
Unilever NV (Certificaten Van Aandelen) (Bearer) unit	28,900	997,878
TOTAL NETHERLANDS		4,584,974
Norway - 2.9%
Aker Solutions ASA	39,270	456,702
DnB NOR ASA	110,200	1,285,561
Orkla ASA (A Shares) (d)	114,700	999,165
Telenor ASA	111,600	1,992,428
TOTAL NORWAY		4,733,856
Portugal - 0.2%
Energias de Portugal SA	119,836	378,947
Singapore - 1.9%
Singapore Telecommunications Ltd.	686,000	1,733,801
United Overseas Bank Ltd.	102,480	1,389,391
TOTAL SINGAPORE		3,123,192
Spain - 2.5%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR (d)	249,725	2,257,514
Red Electrica Corporacion SA	11,600	561,462
Repsol YPF SA	37,297	1,130,375
TOTAL SPAIN		3,949,351
Sweden - 0.9%
Tele2 AB (B Shares)	29,100	614,177
Telefonaktiebolaget LM Ericsson (B Shares)	73,030	760,985
TOTAL SWEDEN		1,375,162
Switzerland - 7.6%
Nestle SA	61,138	3,546,150
Roche Holding AG (participation certificate)	27,505	4,535,324
Syngenta AG (Switzerland)	2,900	883,943
Transocean Ltd. (United States)	7,839	447,999
Common Stocks - continued
	Shares	Value
Switzerland - continued
UBS AG (NY Shares) (a)	77,800	$ 981,836
Zurich Financial Services AG	8,111	1,883,678
TOTAL SWITZERLAND		12,278,930
United Kingdom - 27.1%
Aegis Group PLC	176,727	389,939
Aviva PLC	212,728	1,160,768
Barclays PLC	592,002	1,835,515
BP PLC sponsored ADR	103,035	4,552,086
British American Tobacco PLC (United Kingdom)	17,400	797,944
British Land Co. PLC	80,100	657,610
Centrica PLC	161,725	771,676
Compass Group PLC	90,200	821,038
GlaxoSmithKline PLC sponsored ADR	125,600	5,625,624
HSBC Holdings PLC sponsored ADR	29,770	1,299,758
Imperial Tobacco Group PLC	46,179	1,688,788
International Power PLC	201,018	1,093,323
National Grid PLC	207,100	2,059,381
Next PLC	11,800	485,046
Prudential PLC	170,349	1,759,882
Reed Elsevier PLC	164,300	1,412,295
Royal Dutch Shell PLC Class A sponsored ADR (d)	133,400	9,459,392
Scottish & Southern Energy PLC	68,827	1,487,641
Tesco PLC	129,900	839,277
Vodafone Group PLC sponsored ADR	202,766	5,645,005
TOTAL UNITED KINGDOM		43,841,988
TOTAL COMMON STOCKS (Cost $170,522,198)		159,289,337
Nonconvertible Preferred Stocks - 0.6%

Germany - 0.3%
Volkswagen AG	3,327	583,817
Italy - 0.3%
Telecom Italia SpA (Risparmio Shares)	489,900	514,204
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,433,774)		1,098,021
Money Market Funds - 7.3%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	143,971	$ 143,971
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	11,625,914	11,625,914
TOTAL MONEY MARKET FUNDS (Cost $11,769,885)		11,769,885
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $183,725,857)	172,157,243
NET OTHER ASSETS (LIABILITIES) - (6.5)%	(10,572,704)
NET ASSETS - 100%	$ 161,584,539
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,498
Fidelity Securities Lending Cash Central Fund	221,316
Total	$ 224,814
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 43,841,988	$ 36,228,498	$ 7,613,490	$ -
Japan	35,247,111	-	35,247,111	-
Germany	17,180,958	15,575,813	1,605,145	-
France	13,770,360	9,129,668	4,640,692	-
Switzerland	12,278,930	11,394,987	883,943	-
Australia	10,205,675	-	10,205,675	-
Norway	4,733,856	4,733,856	-	-
Netherlands	4,584,974	1,264,054	3,320,920	-
Italy	4,395,884	817,635	3,578,249	-
Other	14,147,622	8,383,528	5,764,094	-
Money Market Funds	11,769,885	11,769,885	-	-
Total Investments in Securities:	$ 172,157,243	$ 99,297,924	$ 72,859,319	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $117,406,155 of which $17,089,067, $65,376,972, $3,571,319 and $31,368,797 will expire in fiscal 2016, 2017, 2018 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011
Assets
Investment in securities, at value (including securities loaned of $11,205,139) - See accompanying schedule: Unaffiliated issuers (cost $171,955,972)	$ 160,387,358
Fidelity Central Funds (cost $11,769,885)	11,769,885
Total Investments (cost $183,725,857)		$ 172,157,243
Foreign currency held at value (cost $6,508)		6,508
Receivable for investments sold		2,643,297
Receivable for fund shares sold		68,159
Dividends receivable		742,086
Distributions receivable from Fidelity Central Funds		1,186
Prepaid expenses		754
Other receivables		24,694
Total assets		175,643,927

Liabilities
Payable to custodian bank	$ 578
Payable for investments purchased	2,093,650
Payable for fund shares redeemed	155,013
Accrued management fee	82,006
Distribution and service plan fees payable	4,397
Other affiliated payables	40,042
Other payables and accrued expenses	57,788
Collateral on securities loaned, at value	11,625,914
Total liabilities		14,059,388

Net Assets		$ 161,584,539
Net Assets consist of:
Paid in capital		$ 286,936,774
Undistributed net investment income		4,796,682
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(118,590,823)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(11,558,094)
Net Assets		$ 161,584,539

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,667,585 ÷ 665,122 shares)	$ 7.02

Maximum offering price per share (100/94.25 of $7.02)	$ 7.45
Class T: Net Asset Value and redemption price per share ($2,467,516 ÷ 352,476 shares)	$ 7.00

Maximum offering price per share (100/96.50 of $7.00)	$ 7.25
Class B: Net Asset Value and offering price per share ($901,346 ÷ 128,716 shares)A	$ 7.00

Class C: Net Asset Value and offering price per share ($2,108,020 ÷ 301,130 shares)A	$ 7.00

International Value: Net Asset Value, offering price and redemption price per share ($150,966,942 ÷ 21,486,993 shares)	$ 7.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($473,130 ÷ 67,196 shares)	$ 7.04

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends		$ 8,421,712
Interest		4,722
Income from Fidelity Central Funds		224,814
Income before foreign taxes withheld		8,651,248
Less foreign taxes withheld		(673,231)
Total income		7,978,017

Expenses
Management fee Basic fee	$ 1,368,135
Performance adjustment	(134,111)
Transfer agent fees	451,985
Distribution and service plan fees	60,436
Accounting and security lending fees	110,463
Custodian fees and expenses	73,442
Independent trustees' compensation	1,067
Registration fees	73,513
Audit	70,906
Legal	763
Interest	381
Miscellaneous	1,736
Total expenses before reductions	2,078,716
Expense reductions	(53,706)	2,025,010
Net investment income (loss)		5,953,007
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(31,191,099)
Foreign currency transactions	(23,323)
Total net realized gain (loss)		(31,214,422)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $30,988)	(366,851)
Assets and liabilities in foreign currencies	(16,031)
Total change in net unrealized appreciation (depreciation)		(382,882)
Net gain (loss)		(31,597,304)
Net increase (decrease) in net assets resulting from operations		$ (25,644,297)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,953,007	$ 3,860,059
Net realized gain (loss)	(31,214,422)	(3,221,958)
Change in net unrealized appreciation (depreciation)	(382,882)	12,417,837
Net increase (decrease) in net assets resulting from operations	(25,644,297)	13,055,938
Distributions to shareholders from net investment income	(4,441,935)	(3,135,757)
Distributions to shareholders from net realized gain	(710,581)	(123,529)
Total distributions	(5,152,516)	(3,259,286)
Share transactions - net increase (decrease)	18,454,243	(27,172,209)
Redemption fees	3,151	3,410
Total increase (decrease) in net assets	(12,339,419)	(17,372,147)

Net Assets
Beginning of period	173,923,958	191,296,105
End of period (including undistributed net investment income of $4,796,681 and undistributed net investment income of $3,475,373, respectively)	$ 161,584,539	$ 173,923,958

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.22	$ 7.75	$ 5.93	$ 13.02	$ 10.60
Income from Investment Operations
Net investment income (loss) C	.22	.15	.12	.21	.18
Net realized and unrealized gain (loss)	(1.19)	.44	1.78	(6.53)	2.29
Total from investment operations	(.97)	.59	1.90	(6.32)	2.47
Distributions from net investment income	(.19)	(.11)	(.08)	(.15)	(.03)
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.02)
Total distributions	(.23) H	(.12)	(.08)	(.77)	(.05)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.02	$ 8.22	$ 7.75	$ 5.93	$ 13.02
Total Return A,B	(12.19)%	7.60%	32.71%	(51.50)%	23.43%
Ratios to Average Net Assets D,F
Expenses before reductions	1.36%	1.40%	1.34%	1.42%	1.38%
Expenses net of fee waivers, if any	1.36%	1.40%	1.34%	1.42%	1.38%
Expenses net of all reductions	1.34%	1.38%	1.32%	1.41%	1.37%
Net investment income (loss)	2.79%	1.93%	1.86%	2.05%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,668	$ 4,699	$ 4,456	$ 2,854	$ 6,052
Portfolio turnover rate E	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.23 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.20	$ 7.73	$ 5.91	$ 12.99	$ 10.59
Income from Investment Operations
Net investment income (loss) C	.20	.13	.10	.18	.15
Net realized and unrealized gain (loss)	(1.19)	.44	1.77	(6.50)	2.29
Total from investment operations	(.99)	.57	1.87	(6.32)	2.44
Distributions from net investment income	(.17)	(.09)	(.05)	(.14)	(.02)
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.02)
Total distributions	(.21) H	(.10)	(.05)	(.76)	(.04)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.00	$ 8.20	$ 7.73	$ 5.91	$ 12.99
Total Return A,B	(12.42)%	7.32%	32.14%	(51.60)%	23.13%
Ratios to Average Net Assets D,F
Expenses before reductions	1.63%	1.67%	1.60%	1.67%	1.60%
Expenses net of fee waivers, if any	1.62%	1.67%	1.60%	1.67%	1.60%
Expenses net of all reductions	1.60%	1.65%	1.59%	1.66%	1.58%
Net investment income (loss)	2.52%	1.65%	1.59%	1.80%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,468	$ 2,276	$ 2,395	$ 2,087	$ 5,081
Portfolio turnover rate E	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.20	$ 7.74	$ 5.88	$ 12.93	$ 10.56
Income from Investment Operations
Net investment income (loss) C	.17	.09	.07	.13	.09
Net realized and unrealized gain (loss)	(1.20)	.44	1.79	(6.48)	2.29
Total from investment operations	(1.03)	.53	1.86	(6.35)	2.38
Distributions from net investment income	(.13)	(.06)	-	(.08)	-
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.01)
Total distributions	(.17) H	(.07)	-	(.70)	(.01)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.00	$ 8.20	$ 7.74	$ 5.88	$ 12.93
Total Return A,B	(12.88)%	6.82%	31.63%	(51.85)%	22.59%
Ratios to Average Net Assets D,F
Expenses before reductions	2.11%	2.15%	2.08%	2.18%	2.10%
Expenses net of fee waivers, if any	2.11%	2.15%	2.08%	2.18%	2.10%
Expenses net of all reductions	2.09%	2.13%	2.07%	2.17%	2.08%
Net investment income (loss)	2.04%	1.18%	1.11%	1.29%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 901	$ 1,216	$ 1,076	$ 931	$ 2,651
Portfolio turnover rate E	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.17 per share is comprised of distributions from net investment income of $.131 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.20	$ 7.73	$ 5.88	$ 12.92	$ 10.56
Income from Investment Operations
Net investment income (loss) C	.16	.09	.07	.13	.09
Net realized and unrealized gain (loss)	(1.19)	.44	1.78	(6.47)	2.29
Total from investment operations	(1.03)	.53	1.85	(6.34)	2.38
Distributions from net investment income	(.14)	(.05)	-	(.08)	-
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.02)
Total distributions	(.17)	(.06)	-	(.70)	(.02)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 7.00	$ 8.20	$ 7.73	$ 5.88	$ 12.92
Total Return A,B	(12.84)%	6.84%	31.46%	(51.80)%	22.56%
Ratios to Average Net Assets D,F
Expenses before reductions	2.12%	2.15%	2.08%	2.17%	2.07%
Expenses net of fee waivers, if any	2.11%	2.15%	2.08%	2.17%	2.07%
Expenses net of all reductions	2.09%	2.13%	2.06%	2.16%	2.05%
Net investment income (loss)	2.04%	1.18%	1.12%	1.30%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,108	$ 2,123	$ 2,108	$ 1,784	$ 5,996
Portfolio turnover rate E	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Value

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.23	$ 7.75	$ 5.95	$ 13.06	$ 10.61
Income from Investment Operations
Net investment income (loss) B	.25	.17	.13	.24	.22
Net realized and unrealized gain (loss)	(1.20)	.44	1.78	(6.54)	2.29
Total from investment operations	(.95)	.61	1.91	(6.30)	2.51
Distributions from net investment income	(.22)	(.13)	(.11)	(.19)	(.04)
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.02)
Total distributions	(.25)	(.13) G	(.11)	(.81)	(.06)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 7.03	$ 8.23	$ 7.75	$ 5.95	$ 13.06
Total Return A	(11.91)%	7.95%	33.09%	(51.34)%	23.81%
Ratios to Average Net Assets C,E
Expenses before reductions	1.04%	1.09%	1.07%	1.10%	1.03%
Expenses net of fee waivers, if any	1.03%	1.09%	1.07%	1.10%	1.03%
Expenses net of all reductions	1.01%	1.08%	1.06%	1.09%	1.02%
Net investment income (loss)	3.11%	2.23%	2.12%	2.37%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 150,967	$ 163,090	$ 180,447	$ 160,777	$ 381,148
Portfolio turnover rate D	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.13 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.24	$ 7.76	$ 5.96	$ 13.07	$ 10.61
Income from Investment Operations
Net investment income (loss) B	.25	.18	.14	.25	.22
Net realized and unrealized gain (loss)	(1.19)	.44	1.78	(6.54)	2.30
Total from investment operations	(.94)	.62	1.92	(6.29)	2.52
Distributions from net investment income	(.22)	(.14)	(.12)	(.20)	(.04)
Distributions from net realized gain	(.03)	(.01)	-	(.62)	(.02)
Total distributions	(.26) H	(.14) G	(.12)	(.82)	(.06)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 7.04	$ 8.24	$ 7.76	$ 5.96	$ 13.07
Total Return A	(11.83)%	8.05%	33.06%	(51.27)%	23.91%
Ratios to Average Net Assets C,E
Expenses before reductions	.98%	.98%	.93%	1.02%	.98%
Expenses net of fee waivers, if any	.98%	.98%	.93%	1.02%	.98%
Expenses net of all reductions	.96%	.97%	.92%	1.01%	.96%
Net investment income (loss)	3.17%	2.34%	2.26%	2.45%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 473	$ 519	$ 814	$ 1,052	$ 3,965
Portfolio turnover rate D	83%	43%	46%	68%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.005 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,442,169
Gross unrealized depreciation	(18,195,451)
Net unrealized appreciation (depreciation) on securities and other investments	$ (12,753,282)

Tax Cost	$ 184,910,525

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,796,682
Capital loss carryforward	$ (117,406,155)
Net unrealized appreciation (depreciation)	$ (12,742,762)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 5,152,516	$ 3,259,286

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $179,038,500 and $159,238,201, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on relative investment performance of International Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,861	$ 112
Class T	.25%	.25%	14,090	-
Class B	.75%	.25%	11,042	8,286
Class C	.75%	.25%	22,443	5,109
			$ 60,436	$ 13,507

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,585
Class T	1,051
Class B*	2,211
Class C*	426
$ 9,273

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 15,549.30
Class T	9,051.32
Class B	3,337.30
Class C	6,816.30
International Value	416,398.23
Institutional Class	834.17
	$ 451,985

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $763 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,563,727.35%		$ 381

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $590 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

Fidelity Central Funds. Total security lending income during the period amounted to $221,316. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $14,939.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $38,767 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 109,917	$ 64,929
Class T	48,265	27,801
Class B	18,831	8,869
Class C	34,950	14,357
International Value	4,218,039	3,006,248
Institutional Class	11,933	13,553
Total	$ 4,441,935	$ 3,135,757
From net realized gain
Class A	$ 19,461	$ 2,899
Class T	9,435	1,544
Class B	4,893	715
Class C	8,796	1,354
International Value	666,153	116,522
Institutional Class	1,843	495
Total	$ 710,581	$ 123,529

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	297,051	216,581	$ 2,472,449	$ 1,676,019
Reinvestment of distributions	14,168	7,621	113,424	61,732
Shares redeemed	(217,894)	(227,521)	(1,776,674)	(1,766,121)
Net increase (decrease)	93,325	(3,319)	$ 809,199	$ (28,370)
Class T
Shares sold	184,684	82,344	$ 1,564,957	$ 635,080
Reinvestment of distributions	7,104	3,507	56,884	28,408
Shares redeemed	(116,856)	(118,025)	(949,653)	(899,018)
Net increase (decrease)	74,932	(32,174)	$ 672,188	$ (235,530)
Class B
Shares sold	10,615	44,963	$ 84,177	$ 346,949
Reinvestment of distributions	2,474	980	19,918	7,981
Shares redeemed	(32,689)	(36,625)	(270,345)	(286,374)
Net increase (decrease)	(19,600)	9,318	$ (166,250)	$ 68,556
Class C
Shares sold	94,118	56,757	$ 764,274	$ 434,910
Reinvestment of distributions	4,468	1,540	35,965	12,532
Shares redeemed	(56,323)	(72,014)	(453,389)	(560,469)
Net increase (decrease)	42,263	(13,717)	$ 346,850	$ (113,027)
International Value
Shares sold	9,000,450	3,662,730	$ 76,813,955	$ 28,403,948
Reinvestment of distributions	587,427	369,795	4,695,920	2,987,943
Shares redeemed	(7,927,908)	(7,496,748)	(64,758,392)	(57,917,334)
Net increase (decrease)	1,659,969	(3,464,223)	$ 16,751,483	$ (26,525,443)
Institutional Class
Shares sold	19,868	16,581	$ 168,608	$ 128,469
Reinvestment of distributions	395	185	3,160	1,498
Shares redeemed	(16,071)	(58,573)	(130,995)	(468,362)
Net increase (decrease)	4,192	(41,807)	$ 40,773	$ (338,395)

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund and VIP FundsManager 60% Portfolio were owners of record of approximately 19% and 18%, respectively, of the total outstanding shares of the Fund.

The VIP FundsManager Portfolios were owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following fund may be taken into account as a dividend for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	December 3, 2010	December 30, 2010
Institutional Class	64%	78%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/06/2010	$0.182	$0.011
Institutional Class	12/31/2010	$0.021	$0.000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period and the third quartile for the three-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

AFIVI-UANN-1211
1.827488.105

Fidelity®

Overseas
Fund -

Class K

Annual Report

October 31, 2011

(Fidelity Cover Art)

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class K A	-5.67%	-3.71%	4.52%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Overseas Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund - Class K on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Ian Hart, Portfolio Manager of Fidelity® Overseas Fund: For the year, the fund's Class K shares returned -5.67%, underperforming the -3.97% return of the MSCI® EAFE® (Europe, Australasia, Far East) Index. Stock picks in energy, information technology, telecommunication services and financials hurt, although my decision to underweight banks partially offset losses in the latter category. Geographically, security selection in the U.K. detracted, due in part to underweighting several mega-cap stocks such as oil producer and index component BP, which posted a double-digit gain. I sold BP by period end. Out-of-benchmark picks in emerging markets also held back performance. On an individual stock level, the fund was hurt by an overweighting in offshore drilling company Transocean, which owned the Deepwater Horizon rig that exploded in the Gulf of Mexico last year; NII Holdings, a U.S.-based operator of mobile networks in Latin America; and a small position in Norwegian oil-services company Sevan Marine, which I sold in June. Conversely, positioning in consumer discretionary aided performance, as did good stock picks and a sizable overweighting in food/beverage/tobacco. The fund's top relative contributor was Japan Tobacco, a strong defensive stock. In the luxury goods area, contributions included an out-of-index stake in luxury goods maker Bulgari, which was acquired in the period, and sold from the fund after the deal's March announcement, and stakes in spirits maker Pernod Ricard and luxury apparel maker Christian Dior, the fund's two largest holdings at period end. Strong security selection in Europe ex U.K. easily overshadowed the negative impact of various market weightings in some countries there.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Overseas Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Overseas	.69%
Actual		$ 1,000.00	$ 823.40	$ 3.17
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Class K	.52%
Actual		$ 1,000.00	$ 823.90	$ 2.39
HypotheticalA		$ 1,000.00	$ 1,022.58	$ 2.65
Class F	.46%
Actual		$ 1,000.00	$ 824.10	$ 2.11
HypotheticalA		$ 1,000.00	$ 1,022.89	$ 2.35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Overseas Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
France	21.4%
Germany	16.3%
Japan	11.7%
United Kingdom	11.6%
United States of America	8.6%
Australia	4.4%
Switzerland	4.1%
Italy	3.8%
Spain	2.6%
Other	15.5%
Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
France	21.7%
Germany	14.6%
United Kingdom	14.5%
Japan	14.2%
Switzerland	5.5%
Italy	3.9%
United States of America	3.4%
Cayman Islands	3.0%
Norway	2.4%
Other	16.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	91.8	97.6
Short-Term Investments and Net Other Assets	8.2	2.4
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Pernod Ricard SA (France, Beverages)	7.0	5.7
Christian Dior SA (France, Textiles, Apparel & Luxury Goods)	6.2	4.0
Porsche Automobil Holding SE (Germany) (Germany, Automobiles)	5.6	1.3
SAP AG (Germany, Software)	2.7	2.9
Mazda Motor Corp. (Japan, Automobiles)	2.3	2.6
Saipem SpA (Italy, Energy Equipment & Services)	1.5	2.3
The Swatch Group AG (Bearer) (Switzerland, Textiles, Apparel & Luxury Goods)	1.5	1.5
Imperial Tobacco Group PLC (United Kingdom, Tobacco)	1.5	1.9
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.4	1.0
WPP PLC (Bailiwick of Jersey, Media)	1.4	1.2
	31.1
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.3	20.6
Financials	15.4	13.7
Consumer Staples	11.4	12.1
Materials	10.1	12.6
Industrials	7.5	10.8
Energy	6.6	14.6
Information Technology	6.6	7.6
Telecommunication Services	5.9	2.2
Health Care	3.1	2.1
Utilities	1.9	1.3

Annual Report

Fidelity Overseas Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 85.5%
	Shares	Value
Australia - 4.4%
Australia & New Zealand Banking Group Ltd.	1,214,597	$ 27,448,154
BHP Billiton Ltd.	659,177	25,805,692
Commonwealth Bank of Australia	543,974	27,946,636
Macquarie Group Ltd.	439,886	11,326,499
Newcrest Mining Ltd.	667,135	23,580,019
TOTAL AUSTRALIA		116,107,000
Bailiwick of Jersey - 1.6%
Wolseley PLC	189,900	5,491,041
WPP PLC	3,658,375	37,875,145
TOTAL BAILIWICK OF JERSEY		43,366,186
Belgium - 2.5%
Anheuser-Busch InBev SA NV	557,112	30,899,753
Groupe Bruxelles Lambert SA	468,500	36,204,263
TOTAL BELGIUM		67,104,016
Bermuda - 0.3%
Li & Fung Ltd.	4,008,000	7,724,195
Brazil - 0.2%
BM&F Bovespa SA	1,062,400	6,341,486
Canada - 0.6%
Potash Corp. of Saskatchewan, Inc.	320,200	15,154,774
Cayman Islands - 2.3%
3SBio, Inc. sponsored ADR (a)	440,300	5,067,853
China Medical System Holding Ltd.	7,584,250	5,568,755
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)(d)	2,693,500	30,894,445
Minth Group Ltd.	11,902,000	12,349,112
Yingde Gases Group Co. Ltd.	7,799,100	8,317,251
TOTAL CAYMAN ISLANDS		62,197,416
Denmark - 0.9%
Danske Bank A/S (a)	493,663	6,840,172
Novo Nordisk A/S Series B	170,100	18,061,767
TOTAL DENMARK		24,901,939
Finland - 0.5%
Outotec Oyj	258,300	12,075,045
France - 21.4%
Accor SA	188,600	6,200,139
Alcatel-Lucent SA sponsored ADR (a)	4,144,600	11,356,204
Alstom SA	833,508	31,259,626
Atos Origin SA	205,351	9,952,167
AXA SA	882,837	14,380,093
BNP Paribas SA	387,126	17,599,180
Cap Gemini SA	253,800	9,736,202
Christian Dior SA	1,177,000	166,631,386
Compagnie Generale de Geophysique SA (a)	285,800	6,245,460
EDF SA	349,100	10,488,524
GDF Suez	272,000	7,722,273

	Shares	Value
JC Decaux SA (a)	289,800	$ 7,766,415
Laurent-Perrier Group	100,819	10,394,494
Pernod Ricard SA	1,987,126	185,623,904
Safran SA	649,100	21,262,512
Sanofi-aventis	504,882	36,123,991
Vivendi	333,479	7,499,401
Wendel SA	152,300	11,373,040
TOTAL FRANCE		571,615,011
Germany - 10.0%
Allianz AG	330,245	37,115,086
BASF AG	177,414	13,059,381
Bayer AG	305,997	19,604,509
Deutsche Boerse AG	201,492	11,153,791
E.ON AG	670,598	16,249,990
HeidelbergCement AG	325,329	14,848,348
Linde AG	181,207	28,826,284
Metro AG	118,700	5,534,220
Munich Re Group	120,668	16,275,084
Puma AG	34,100	10,995,501
RWE AG	171,000	7,323,038
SAP AG	1,175,607	71,096,806
Siemens AG	147,088	15,420,124
TOTAL GERMANY		267,502,162
Hong Kong - 0.4%
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	555,000	11,161,050
India - 0.6%
Bharti Airtel Ltd.	1,886,222	15,106,224
Ireland - 0.3%
CRH PLC	515,000	9,319,038
Italy - 3.8%
Ansaldo STS SpA	334,000	3,542,936
Assicurazioni Generali SpA	327,500	5,905,551
ENI SpA	772,300	17,073,321
Fiat Industrial SpA (a)	1,326,000	11,569,999
Intesa Sanpaolo SpA	4,961,601	8,864,470
Saipem SpA	911,169	40,855,324
Telecom Italia SpA	10,512,400	13,082,222
TOTAL ITALY		100,893,823
Japan - 11.7%
Hitachi Ltd.	4,459,000	23,895,659
Honda Motor Co. Ltd. sponsored ADR	918,500	27,463,150
Japan Tobacco, Inc.	5,295	26,468,654
Keyence Corp.	79,200	20,136,072
Komatsu Ltd.	448,400	11,088,024
Kubota Corp.	832,000	6,853,386
Mazda Motor Corp. (a)(d)	28,643,000	60,213,771
Mitsubishi Corp.	985,600	20,273,393
Mitsubishi UFJ Financial Group, Inc.	1,824,400	7,929,742
Mitsui & Co. Ltd.	629,200	9,184,049
NTT DoCoMo, Inc.	11,689	20,762,821
Common Stocks - continued
	Shares	Value
Japan - continued
Rakuten, Inc.	21,988	$ 24,107,109
SOFTBANK CORP.	734,600	23,844,961
Tokyo Electron Ltd.	227,100	12,079,516
Toshiba Corp.	2,648,000	11,550,453
Toto Ltd.	727,000	6,045,774
TOTAL JAPAN		311,896,534
Luxembourg - 0.5%
ArcelorMittal SA Class A unit (d)	585,300	12,133,269
Mexico - 0.4%
Cemex SA de CV sponsored ADR (d)	2,631,800	11,500,966
Netherlands - 0.8%
AEGON NV (a)	1,703,200	8,123,645
ING Groep NV (Certificaten Van Aandelen) (a)	1,512,300	13,039,389
TOTAL NETHERLANDS		21,163,034
Norway - 1.3%
Aker Solutions ASA	1,572,717	18,290,363
DnB NOR ASA	752,800	8,781,946
Kvaerner ASA (a)	3,388,500	6,530,391
TOTAL NORWAY		33,602,700
Spain - 2.6%
Banco Bilbao Vizcaya Argentaria SA	1,194,607	10,752,920
Banco Santander SA:
rights 10/31/11	1,238,625	214,267
(Spain)	1,238,625	10,485,066
Distribuidora Internacional de Alimentacion SA (a)	377,987	1,728,833
Iberdrola SA	1,198,900	8,723,851
Inditex SA	142,852	13,000,284
Telefonica SA sponsored ADR (d)	1,113,900	23,804,043
TOTAL SPAIN		68,709,264
Sweden - 0.8%
Svenska Handelsbanken AB (A Shares)	454,400	13,096,266
Swedbank AB (A Shares)	534,900	7,535,883
TOTAL SWEDEN		20,632,149
Switzerland - 4.1%
Credit Suisse Group	318,706	9,194,430
Julius Baer Group Ltd.	125,480	4,767,253
Pargesa Holding SA	98,450	7,724,098
The Swatch Group AG (Bearer)	96,350	40,799,567
Transocean Ltd. (United States)	429,100	24,523,065
UBS AG (a)	894,783	11,311,676
Zurich Financial Services AG	47,010	10,917,484
TOTAL SWITZERLAND		109,237,573
Taiwan - 0.2%
HTC Corp.	252,000	5,663,335

	Shares	Value
Turkey - 1.3%
Turkcell Iletisim Hizmet AS sponsored ADR (a)	2,312,300	$ 28,487,536
Turkiye Garanti Bankasi AS	1,580,000	5,575,682
TOTAL TURKEY		34,063,218
United Kingdom - 11.6%
AMEC PLC	541,579	8,060,803
Anglo American PLC (United Kingdom)	421,000	15,528,192
Barclays PLC	6,045,110	18,742,991
BG Group PLC	1,749,782	38,171,902
BHP Billiton PLC	985,136	31,027,214
British Sky Broadcasting Group PLC	880,300	9,966,517
Cairn Energy PLC (a)	3,409,715	16,154,402
Imperial Tobacco Group PLC	1,081,219	39,540,685
Lloyds Banking Group PLC (a)	18,687,110	9,665,340
Prudential PLC	899,265	9,290,341
Rio Tinto PLC	623,310	33,726,681
Rolls-Royce Group PLC	2,829,400	31,965,443
Rolls-Royce Group PLC Class C	195,228,600	313,967
Standard Chartered PLC (United Kingdom)	952,374	22,346,159
Xstrata PLC	1,514,900	25,471,121
TOTAL UNITED KINGDOM		309,971,758
United States of America - 0.4%
NII Holdings, Inc. (a)	420,700	9,899,071
TOTAL COMMON STOCKS (Cost $2,415,469,001)		2,279,042,236
Nonconvertible Preferred Stocks - 6.3%

Germany - 6.3%
Porsche Automobil Holding SE (Germany)	2,531,750	148,503,851
Volkswagen AG	115,668	20,297,250
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $177,964,851)		168,801,101
Money Market Funds - 6.2%

Fidelity Cash Central Fund, 0.12% (b)	110,810,907	110,810,907
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	53,871,515	53,871,515
TOTAL MONEY MARKET FUNDS (Cost $164,682,422)		164,682,422
TOTAL INVESTMENT PORTFOLIO - 98.0% (Cost $2,758,116,274)	2,612,525,759
NET OTHER ASSETS (LIABILITIES) - 2.0%	53,129,568
NET ASSETS - 100%	$ 2,665,655,327
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 160,159
Fidelity Securities Lending Cash Central Fund	5,191,463
Total	$ 5,351,622
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bulgari SpA	$ 203,182,267	$ -	$ 281,121,110	$ -	$ -
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
France	$ 571,615,011	$ 529,245,560	$ 42,369,451	$ -
Germany	436,303,263	349,786,333	86,516,930	-
Japan	311,896,534	27,463,150	284,433,384	-
United Kingdom	309,971,758	207,519,191	102,452,567	-
Australia	116,107,000	-	116,107,000	-
Switzerland	109,237,573	88,731,467	20,506,106	-
Italy	100,893,823	70,738,280	30,155,543	-
Spain	68,709,264	47,471,278	21,237,986	-
Belgium	67,104,016	36,204,263	30,899,753	-
Other	356,005,095	214,857,239	141,147,856	-
Money Market Funds	164,682,422	164,682,422	-	-
Total Investments in Securities:	$ 2,612,525,759	$ 1,736,699,183	$ 875,826,576	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $1,404,099,728 of which $464,379,963 and $939,719,765 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $50,400,053) - See accompanying schedule: Unaffiliated issuers (cost $2,593,433,852)	$ 2,447,843,337
Fidelity Central Funds (cost $164,682,422)	164,682,422
Total Investments (cost $2,758,116,274)		$ 2,612,525,759
Receivable for investments sold		110,952,123
Receivable for fund shares sold		1,634,900
Dividends receivable		5,965,239
Distributions receivable from Fidelity Central Funds		23,470
Prepaid expenses		9,074
Other receivables		678,463
Total assets		2,731,789,028

Liabilities
Payable for investments purchased	$ 6,836,279
Payable for fund shares redeemed	3,967,436
Accrued management fee	600,742
Other affiliated payables	587,074
Other payables and accrued expenses	270,655
Collateral on securities loaned, at value	53,871,515
Total liabilities		66,133,701

Net Assets		$ 2,665,655,327
Net Assets consist of:
Paid in capital		$ 4,192,677,485
Undistributed net investment income		64,516,366
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,445,970,878)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(145,567,646)
Net Assets		$ 2,665,655,327

Overseas: Net Asset Value, offering price and redemption price per share ($2,215,717,141 ÷ 75,674,848 shares)		$ 29.28

Class K: Net Asset Value, offering price and redemption price per share ($291,322,522 ÷ 9,945,947 shares)		$ 29.29

Class F: Net Asset Value, offering price and redemption price per share ($158,615,664 ÷ 5,416,305 shares)		$ 29.28

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 106,408,357
Interest		341
Income from Fidelity Central Funds (including $5,191,463 from security lending)		5,351,622
Income before foreign taxes withheld		111,760,320
Less foreign taxes withheld		(10,352,518)
Total income		101,407,802

Expenses
Management fee Basic fee	$ 33,992,894
Performance adjustment	(12,048,698)
Transfer agent fees	9,056,901
Accounting and security lending fees	1,552,334
Custodian fees and expenses	591,988
Independent trustees' compensation	28,317
Depreciation in deferred trustee compensation account	(202)
Registration fees	55,135
Audit	96,290
Legal	31,934
Interest	11,891
Miscellaneous	69,904
Total expenses before reductions	33,438,688
Expense reductions	(2,850,941)	30,587,747
Net investment income (loss)		70,820,055
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	153,344,292
Other affiliated issuers	128,743,195
Foreign currency transactions	507,807
Total net realized gain (loss)		282,595,294
Change in net unrealized appreciation (depreciation) on: Investment securities	(435,576,882)
Assets and liabilities in foreign currencies	(825,030)
Total change in net unrealized appreciation (depreciation)		(436,401,912)
Net gain (loss)		(153,806,618)
Net increase (decrease) in net assets resulting from operations		$ (82,986,563)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 70,820,055	$ 98,164,015
Net realized gain (loss)	282,595,294	180,555,258
Change in net unrealized appreciation (depreciation)	(436,401,912)	94,849,228
Net increase (decrease) in net assets resulting from operations	(82,986,563)	373,568,501
Distributions to shareholders from net investment income	(92,196,839)	(108,455,793)
Distributions to shareholders from net realized gain	-	(2,308,848)
Total distributions	(92,196,839)	(110,764,641)
Share transactions - net increase (decrease)	(3,671,962,139)	(771,649,789)
Redemption fees	112,180	54,523
Total increase (decrease) in net assets	(3,847,033,361)	(508,791,406)

Net Assets
Beginning of period	6,512,688,688	7,021,480,094
End of period (including undistributed net investment income of $64,516,366 and undistributed net investment income of $85,893,161, respectively)	$ 2,665,655,327	$ 6,512,688,688

Financial Highlights - Overseas

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.56	$ 30.13	$ 25.43	$ 58.39	$ 47.08
Income from Investment Operations
Net investment income (loss) B	.47	.42	.52	.55	.70
Net realized and unrealized gain (loss)	(2.27)	1.49	4.55	(27.19)	15.80
Total from investment operations	(1.80)	1.91	5.07	(26.64)	16.50
Distributions from net investment income	(.48)	(.47)	(.37)	(.57)	(.55)
Distributions from net realized gain	-	(.01)	-	(5.75)	(4.64)
Total distributions	(.48)	(.48)	(.37)	(6.32)	(5.19)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 29.28	$ 31.56	$ 30.13	$ 25.43	$ 58.39
Total Return A	(5.83)%	6.33%	20.44%	(50.88)%	38.79%
Ratios to Average Net Assets C,E
Expenses before reductions	.73%	.89%	1.02%	1.13%	.95%
Expenses net of fee waivers, if any	.73%	.89%	1.02%	1.13%	.95%
Expenses net of all reductions	.67%	.85%	.98%	1.10%	.91%
Net investment income (loss)	1.44%	1.41%	2.01%	1.33%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,215,717	$ 5,548,689	$ 6,602,017	$ 5,464,901	$ 9,543,353
Portfolio turnover rate D	77%	111%	115%	113%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 31.59	$ 30.16	$ 25.45	$ 45.00
Income from Investment Operations
Net investment income (loss) D	.52	.47	.59	.13
Net realized and unrealized gain (loss)	(2.27)	1.50	4.54	(19.68)
Total from investment operations	(1.75)	1.97	5.13	(19.55)
Distributions from net investment income	(.55)	(.53)	(.42)	-
Distributions from net realized gain	-	(.01)	-	-
Total distributions	(.55)	(.54)	(.42)	-
Redemption fees added to paid in capital D,I	-	-	-	-
Net asset value, end of period	$ 29.29	$ 31.59	$ 30.16	$ 25.45
Total Return B,C	(5.67)%	6.55%	20.73%	(43.44)%
Ratios to Average Net Assets E,H
Expenses before reductions	.56%	.69%	.78%	.96% A
Expenses net of fee waivers, if any	.55%	.69%	.78%	.96% A
Expenses net of all reductions	.50%	.66%	.74%	.93% A
Net investment income (loss)	1.61%	1.60%	2.25%	1.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 291,323	$ 368,004	$ 383,048	$ 44,277
Portfolio turnover rate F	77%	111%	115%	113%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class F

Years ended October 31,	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 31.58	$ 30.15	$ 26.62
Income from Investment Operations
Net investment income (loss) D	.54	.48	.07
Net realized and unrealized gain (loss)	(2.27)	1.51	3.46
Total from investment operations	(1.73)	1.99	3.53
Distributions from net investment income	(.57)	(.55)	-
Distributions from net realized gain	-	(.01)	-
Total distributions	(.57)	(.56)	-
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 29.28	$ 31.58	$ 30.15
Total Return B,C	(5.62)%	6.60%	13.26%
Ratios to Average Net Assets E,H
Expenses before reductions	.51%	.64%	.68% A
Expenses net of fee waivers, if any	.50%	.64%	.68% A
Expenses net of all reductions	.45%	.60%	.64% A
Net investment income (loss)	1.67%	1.66%	.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 158,616	$ 595,995	$ 36,415
Portfolio turnover rate F	77%	111%	115%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 141,984,065
Gross unrealized depreciation	(330,927,046)
Net unrealized appreciation (depreciation) on securities and other investments	$ (188,942,981)

Tax Cost	$ 2,801,468,740

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 66,157,333
Capital Loss Carryfoward	$ (1,404,099,728)
Net unrealized appreciation (depreciation)	$ (188,920,112)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 92,196,839	$ 110,764,641

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,586,445,773 and $7,406,044,368, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Overseas	$ 8,886,248.23
Class K	170,653.05
	$ 9,056,901

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,611 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 29,270,410.38%		$ 11,891

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,069 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $7,328 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $375,674.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,474,743 for the period. In addition through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $524.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Overseas	$ 75,897,727	$ 100,374,591
Class K	6,408,873	6,711,130
Class F	9,890,239	1,370,072
Total	$ 92,196,839	$ 108,455,793
From net realized gain
Overseas	$ -	$ 2,158,312
Class K	-	126,111
Class F	-	24,425
Total	$ -	$ 2,308,848

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Overseas
Shares sold	10,588,919	36,113,789	$ 338,680,110	$ 1,067,886,397
Reinvestment of distributions	2,356,512	3,238,247	75,196,294	101,747,555
Shares redeemed	(113,084,725)	(82,678,886)	(3,611,089,764)	(2,430,908,864)
Net increase (decrease)	(100,139,294)	(43,326,850)	$ (3,197,213,360)	$ (1,261,274,912)
Class K
Shares sold	4,129,689	5,090,117	$ 128,992,232	$ 151,156,491
Reinvestment of distributions	201,094	217,803	6,408,873	6,837,242
Shares redeemed	(6,034,878)	(6,358,836)	(198,074,826)	(189,093,826)
Net increase (decrease)	(1,704,095)	(1,050,916)	$ (62,673,721)	$ (31,100,093)
Class F
Shares sold	12,066,248	22,173,982	$ 388,123,231	$ 652,570,206
Reinvestment of distributions	310,526	44,465	9,890,239	1,394,498
Shares redeemed	(25,830,866)	(4,555,729)	(810,088,528)	(133,239,488)
Net increase (decrease)	(13,454,092)	17,662,718	$ (412,075,058)	$ 520,725,216

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/05/11	12/02/11	$0.918	$0.020

Class K designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.536 and $0.0294 for the dividend paid December 6th, 2010.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class F and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class F and the retail class show the performance of the highest and lowest performing classes, respectively (based on one-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the fourth quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)

Fidelity Workplace Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors
FIL Investment Advisors (UK) Limited
FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Logo)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

OVE-K-UANN-1211
1.863317.103

Fidelity®

Overseas
Fund -

Class F

Annual Report

October 31, 2011

(Fidelity Cover Art)

Contents

Performance	4	How the fund has done over time.
Management's Discussion of Fund Performance	5	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	6	An example of shareholder expenses.
Investment Changes	7	A summary of major shifts in the fund's investments over the past six months.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	11	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	37
Trustees and Officers	49
Distributions	50
Board Approval of Investment Advisory Contracts and Management Fees	61

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class F A	-5.62%	-3.74%	4.51%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity® Overseas Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund - Class F, a class of the fund, on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Ian Hart, Portfolio Manager of Fidelity® Overseas Fund: For the year, the fund's Class F shares returned -5.62%, underperforming the -3.97% return of the MSCI® EAFE® (Europe, Australasia, Far East) Index. Stock picks in energy, information technology, telecommunication services and financials hurt, although my decision to underweight banks partially offset losses in the latter category. Geographically, security selection in the U.K. detracted, due in part to underweighting several mega-cap stocks such as oil producer and index component BP, which posted a double-digit gain. I sold BP by period end. Out-of-benchmark picks in emerging markets also held back performance. On an individual stock level, the fund was hurt by an overweighting in offshore drilling company Transocean, which owned the Deepwater Horizon rig that exploded in the Gulf of Mexico last year; NII Holdings, a U.S.-based operator of mobile networks in Latin America; and a small position in Norwegian oil-services company Sevan Marine, which I sold in June. Conversely, positioning in consumer discretionary aided performance, as did good stock picks and a sizable overweighting in food/beverage/tobacco. The fund's top relative contributor was Japan Tobacco, a strong defensive stock. In the luxury goods area, contributions included an out-of-index stake in luxury goods maker Bulgari, which was acquired in the period, and sold from the fund after the deal's March announcement, and stakes in spirits maker Pernod Ricard and luxury apparel maker Christian Dior, the fund's two largest holdings at period end. Strong security selection in Europe ex U.K. easily overshadowed the negative impact of various market weightings in some countries there.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Overseas Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Overseas	.69%
Actual		$ 1,000.00	$ 823.40	$ 3.17
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Class K	.52%
Actual		$ 1,000.00	$ 823.90	$ 2.39
HypotheticalA		$ 1,000.00	$ 1,022.58	$ 2.65
Class F	.46%
Actual		$ 1,000.00	$ 824.10	$ 2.11
HypotheticalA		$ 1,000.00	$ 1,022.89	$ 2.35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Overseas Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
France	21.4%
Germany	16.3%
Japan	11.7%
United Kingdom	11.6%
United States of America	8.6%
Australia	4.4%
Switzerland	4.1%
Italy	3.8%
Spain	2.6%
Other	15.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
France	21.7%
Germany	14.6%
United Kingdom	14.5%
Japan	14.2%
Switzerland	5.5%
Italy	3.9%
United States of America	3.4%
Cayman Islands	3.0%
Norway	2.4%
Other	16.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	91.8	97.6
Short-Term Investments and Net Other Assets	8.2	2.4
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Pernod Ricard SA (France, Beverages)	7.0	5.7
Christian Dior SA (France, Textiles, Apparel & Luxury Goods)	6.2	4.0
Porsche Automobil Holding SE (Germany) (Germany, Automobiles)	5.6	1.3
SAP AG (Germany, Software)	2.7	2.9
Mazda Motor Corp. (Japan, Automobiles)	2.3	2.6
Saipem SpA (Italy, Energy Equipment & Services)	1.5	2.3
The Swatch Group AG (Bearer) (Switzerland, Textiles, Apparel & Luxury Goods)	1.5	1.5
Imperial Tobacco Group PLC (United Kingdom, Tobacco)	1.5	1.9
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.4	1.0
WPP PLC (Bailiwick of Jersey, Media)	1.4	1.2
	31.1
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.3	20.6
Financials	15.4	13.7
Consumer Staples	11.4	12.1
Materials	10.1	12.6
Industrials	7.5	10.8
Energy	6.6	14.6
Information Technology	6.6	7.6
Telecommunication Services	5.9	2.2
Health Care	3.1	2.1
Utilities	1.9	1.3

Annual Report

Fidelity Overseas Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 85.5%
	Shares	Value
Australia - 4.4%
Australia & New Zealand Banking Group Ltd.	1,214,597	$ 27,448,154
BHP Billiton Ltd.	659,177	25,805,692
Commonwealth Bank of Australia	543,974	27,946,636
Macquarie Group Ltd.	439,886	11,326,499
Newcrest Mining Ltd.	667,135	23,580,019
TOTAL AUSTRALIA		116,107,000
Bailiwick of Jersey - 1.6%
Wolseley PLC	189,900	5,491,041
WPP PLC	3,658,375	37,875,145
TOTAL BAILIWICK OF JERSEY		43,366,186
Belgium - 2.5%
Anheuser-Busch InBev SA NV	557,112	30,899,753
Groupe Bruxelles Lambert SA	468,500	36,204,263
TOTAL BELGIUM		67,104,016
Bermuda - 0.3%
Li & Fung Ltd.	4,008,000	7,724,195
Brazil - 0.2%
BM&F Bovespa SA	1,062,400	6,341,486
Canada - 0.6%
Potash Corp. of Saskatchewan, Inc.	320,200	15,154,774
Cayman Islands - 2.3%
3SBio, Inc. sponsored ADR (a)	440,300	5,067,853
China Medical System Holding Ltd.	7,584,250	5,568,755
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)(d)	2,693,500	30,894,445
Minth Group Ltd.	11,902,000	12,349,112
Yingde Gases Group Co. Ltd.	7,799,100	8,317,251
TOTAL CAYMAN ISLANDS		62,197,416
Denmark - 0.9%
Danske Bank A/S (a)	493,663	6,840,172
Novo Nordisk A/S Series B	170,100	18,061,767
TOTAL DENMARK		24,901,939
Finland - 0.5%
Outotec Oyj	258,300	12,075,045
France - 21.4%
Accor SA	188,600	6,200,139
Alcatel-Lucent SA sponsored ADR (a)	4,144,600	11,356,204
Alstom SA	833,508	31,259,626
Atos Origin SA	205,351	9,952,167
AXA SA	882,837	14,380,093
BNP Paribas SA	387,126	17,599,180
Cap Gemini SA	253,800	9,736,202
Christian Dior SA	1,177,000	166,631,386
Compagnie Generale de Geophysique SA (a)	285,800	6,245,460
EDF SA	349,100	10,488,524
GDF Suez	272,000	7,722,273

	Shares	Value
JC Decaux SA (a)	289,800	$ 7,766,415
Laurent-Perrier Group	100,819	10,394,494
Pernod Ricard SA	1,987,126	185,623,904
Safran SA	649,100	21,262,512
Sanofi-aventis	504,882	36,123,991
Vivendi	333,479	7,499,401
Wendel SA	152,300	11,373,040
TOTAL FRANCE		571,615,011
Germany - 10.0%
Allianz AG	330,245	37,115,086
BASF AG	177,414	13,059,381
Bayer AG	305,997	19,604,509
Deutsche Boerse AG	201,492	11,153,791
E.ON AG	670,598	16,249,990
HeidelbergCement AG	325,329	14,848,348
Linde AG	181,207	28,826,284
Metro AG	118,700	5,534,220
Munich Re Group	120,668	16,275,084
Puma AG	34,100	10,995,501
RWE AG	171,000	7,323,038
SAP AG	1,175,607	71,096,806
Siemens AG	147,088	15,420,124
TOTAL GERMANY		267,502,162
Hong Kong - 0.4%
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	555,000	11,161,050
India - 0.6%
Bharti Airtel Ltd.	1,886,222	15,106,224
Ireland - 0.3%
CRH PLC	515,000	9,319,038
Italy - 3.8%
Ansaldo STS SpA	334,000	3,542,936
Assicurazioni Generali SpA	327,500	5,905,551
ENI SpA	772,300	17,073,321
Fiat Industrial SpA (a)	1,326,000	11,569,999
Intesa Sanpaolo SpA	4,961,601	8,864,470
Saipem SpA	911,169	40,855,324
Telecom Italia SpA	10,512,400	13,082,222
TOTAL ITALY		100,893,823
Japan - 11.7%
Hitachi Ltd.	4,459,000	23,895,659
Honda Motor Co. Ltd. sponsored ADR	918,500	27,463,150
Japan Tobacco, Inc.	5,295	26,468,654
Keyence Corp.	79,200	20,136,072
Komatsu Ltd.	448,400	11,088,024
Kubota Corp.	832,000	6,853,386
Mazda Motor Corp. (a)(d)	28,643,000	60,213,771
Mitsubishi Corp.	985,600	20,273,393
Mitsubishi UFJ Financial Group, Inc.	1,824,400	7,929,742
Mitsui & Co. Ltd.	629,200	9,184,049
NTT DoCoMo, Inc.	11,689	20,762,821
Common Stocks - continued
	Shares	Value
Japan - continued
Rakuten, Inc.	21,988	$ 24,107,109
SOFTBANK CORP.	734,600	23,844,961
Tokyo Electron Ltd.	227,100	12,079,516
Toshiba Corp.	2,648,000	11,550,453
Toto Ltd.	727,000	6,045,774
TOTAL JAPAN		311,896,534
Luxembourg - 0.5%
ArcelorMittal SA Class A unit (d)	585,300	12,133,269
Mexico - 0.4%
Cemex SA de CV sponsored ADR (d)	2,631,800	11,500,966
Netherlands - 0.8%
AEGON NV (a)	1,703,200	8,123,645
ING Groep NV (Certificaten Van Aandelen) (a)	1,512,300	13,039,389
TOTAL NETHERLANDS		21,163,034
Norway - 1.3%
Aker Solutions ASA	1,572,717	18,290,363
DnB NOR ASA	752,800	8,781,946
Kvaerner ASA (a)	3,388,500	6,530,391
TOTAL NORWAY		33,602,700
Spain - 2.6%
Banco Bilbao Vizcaya Argentaria SA	1,194,607	10,752,920
Banco Santander SA:
rights 10/31/11	1,238,625	214,267
(Spain)	1,238,625	10,485,066
Distribuidora Internacional de Alimentacion SA (a)	377,987	1,728,833
Iberdrola SA	1,198,900	8,723,851
Inditex SA	142,852	13,000,284
Telefonica SA sponsored ADR (d)	1,113,900	23,804,043
TOTAL SPAIN		68,709,264
Sweden - 0.8%
Svenska Handelsbanken AB (A Shares)	454,400	13,096,266
Swedbank AB (A Shares)	534,900	7,535,883
TOTAL SWEDEN		20,632,149
Switzerland - 4.1%
Credit Suisse Group	318,706	9,194,430
Julius Baer Group Ltd.	125,480	4,767,253
Pargesa Holding SA	98,450	7,724,098
The Swatch Group AG (Bearer)	96,350	40,799,567
Transocean Ltd. (United States)	429,100	24,523,065
UBS AG (a)	894,783	11,311,676
Zurich Financial Services AG	47,010	10,917,484
TOTAL SWITZERLAND		109,237,573
Taiwan - 0.2%
HTC Corp.	252,000	5,663,335

	Shares	Value
Turkey - 1.3%
Turkcell Iletisim Hizmet AS sponsored ADR (a)	2,312,300	$ 28,487,536
Turkiye Garanti Bankasi AS	1,580,000	5,575,682
TOTAL TURKEY		34,063,218
United Kingdom - 11.6%
AMEC PLC	541,579	8,060,803
Anglo American PLC (United Kingdom)	421,000	15,528,192
Barclays PLC	6,045,110	18,742,991
BG Group PLC	1,749,782	38,171,902
BHP Billiton PLC	985,136	31,027,214
British Sky Broadcasting Group PLC	880,300	9,966,517
Cairn Energy PLC (a)	3,409,715	16,154,402
Imperial Tobacco Group PLC	1,081,219	39,540,685
Lloyds Banking Group PLC (a)	18,687,110	9,665,340
Prudential PLC	899,265	9,290,341
Rio Tinto PLC	623,310	33,726,681
Rolls-Royce Group PLC	2,829,400	31,965,443
Rolls-Royce Group PLC Class C	195,228,600	313,967
Standard Chartered PLC (United Kingdom)	952,374	22,346,159
Xstrata PLC	1,514,900	25,471,121
TOTAL UNITED KINGDOM		309,971,758
United States of America - 0.4%
NII Holdings, Inc. (a)	420,700	9,899,071
TOTAL COMMON STOCKS (Cost $2,415,469,001)		2,279,042,236
Nonconvertible Preferred Stocks - 6.3%

Germany - 6.3%
Porsche Automobil Holding SE (Germany)	2,531,750	148,503,851
Volkswagen AG	115,668	20,297,250
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $177,964,851)		168,801,101
Money Market Funds - 6.2%

Fidelity Cash Central Fund, 0.12% (b)	110,810,907	110,810,907
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	53,871,515	53,871,515
TOTAL MONEY MARKET FUNDS (Cost $164,682,422)		164,682,422
TOTAL INVESTMENT PORTFOLIO - 98.0% (Cost $2,758,116,274)	2,612,525,759
NET OTHER ASSETS (LIABILITIES) - 2.0%	53,129,568
NET ASSETS - 100%	$ 2,665,655,327
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 160,159
Fidelity Securities Lending Cash Central Fund	5,191,463
Total	$ 5,351,622
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bulgari SpA	$ 203,182,267	$ -	$ 281,121,110	$ -	$ -
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
France	$ 571,615,011	$ 529,245,560	$ 42,369,451	$ -
Germany	436,303,263	349,786,333	86,516,930	-
Japan	311,896,534	27,463,150	284,433,384	-
United Kingdom	309,971,758	207,519,191	102,452,567	-
Australia	116,107,000	-	116,107,000	-
Switzerland	109,237,573	88,731,467	20,506,106	-
Italy	100,893,823	70,738,280	30,155,543	-
Spain	68,709,264	47,471,278	21,237,986	-
Belgium	67,104,016	36,204,263	30,899,753	-
Other	356,005,095	214,857,239	141,147,856	-
Money Market Funds	164,682,422	164,682,422	-	-
Total Investments in Securities:	$ 2,612,525,759	$ 1,736,699,183	$ 875,826,576	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $1,404,099,728 of which $464,379,963 and $939,719,765 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Overseas Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $50,400,053) - See accompanying schedule: Unaffiliated issuers (cost $2,593,433,852)	$ 2,447,843,337
Fidelity Central Funds (cost $164,682,422)	164,682,422
Total Investments (cost $2,758,116,274)		$ 2,612,525,759
Receivable for investments sold		110,952,123
Receivable for fund shares sold		1,634,900
Dividends receivable		5,965,239
Distributions receivable from Fidelity Central Funds		23,470
Prepaid expenses		9,074
Other receivables		678,463
Total assets		2,731,789,028

Liabilities
Payable for investments purchased	$ 6,836,279
Payable for fund shares redeemed	3,967,436
Accrued management fee	600,742
Other affiliated payables	587,074
Other payables and accrued expenses	270,655
Collateral on securities loaned, at value	53,871,515
Total liabilities		66,133,701

Net Assets		$ 2,665,655,327
Net Assets consist of:
Paid in capital		$ 4,192,677,485
Undistributed net investment income		64,516,366
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,445,970,878)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(145,567,646)
Net Assets		$ 2,665,655,327

Overseas: Net Asset Value, offering price and redemption price per share ($2,215,717,141 ÷ 75,674,848 shares)		$ 29.28

Class K: Net Asset Value, offering price and redemption price per share ($291,322,522 ÷ 9,945,947 shares)		$ 29.29

Class F: Net Asset Value, offering price and redemption price per share ($158,615,664 ÷ 5,416,305 shares)		$ 29.28

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 106,408,357
Interest		341
Income from Fidelity Central Funds (including $5,191,463 from security lending)		5,351,622
Income before foreign taxes withheld		111,760,320
Less foreign taxes withheld		(10,352,518)
Total income		101,407,802

Expenses
Management fee Basic fee	$ 33,992,894
Performance adjustment	(12,048,698)
Transfer agent fees	9,056,901
Accounting and security lending fees	1,552,334
Custodian fees and expenses	591,988
Independent trustees' compensation	28,317
Depreciation in deferred trustee compensation account	(202)
Registration fees	55,135
Audit	96,290
Legal	31,934
Interest	11,891
Miscellaneous	69,904
Total expenses before reductions	33,438,688
Expense reductions	(2,850,941)	30,587,747
Net investment income (loss)		70,820,055
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	153,344,292
Other affiliated issuers	128,743,195
Foreign currency transactions	507,807
Total net realized gain (loss)		282,595,294
Change in net unrealized appreciation (depreciation) on: Investment securities	(435,576,882)
Assets and liabilities in foreign currencies	(825,030)
Total change in net unrealized appreciation (depreciation)		(436,401,912)
Net gain (loss)		(153,806,618)
Net increase (decrease) in net assets resulting from operations		$ (82,986,563)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 70,820,055	$ 98,164,015
Net realized gain (loss)	282,595,294	180,555,258
Change in net unrealized appreciation (depreciation)	(436,401,912)	94,849,228
Net increase (decrease) in net assets resulting from operations	(82,986,563)	373,568,501
Distributions to shareholders from net investment income	(92,196,839)	(108,455,793)
Distributions to shareholders from net realized gain	-	(2,308,848)
Total distributions	(92,196,839)	(110,764,641)
Share transactions - net increase (decrease)	(3,671,962,139)	(771,649,789)
Redemption fees	112,180	54,523
Total increase (decrease) in net assets	(3,847,033,361)	(508,791,406)

Net Assets
Beginning of period	6,512,688,688	7,021,480,094
End of period (including undistributed net investment income of $64,516,366 and undistributed net investment income of $85,893,161, respectively)	$ 2,665,655,327	$ 6,512,688,688

Financial Highlights - Overseas

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.56	$ 30.13	$ 25.43	$ 58.39	$ 47.08
Income from Investment Operations
Net investment income (loss) B	.47	.42	.52	.55	.70
Net realized and unrealized gain (loss)	(2.27)	1.49	4.55	(27.19)	15.80
Total from investment operations	(1.80)	1.91	5.07	(26.64)	16.50
Distributions from net investment income	(.48)	(.47)	(.37)	(.57)	(.55)
Distributions from net realized gain	-	(.01)	-	(5.75)	(4.64)
Total distributions	(.48)	(.48)	(.37)	(6.32)	(5.19)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 29.28	$ 31.56	$ 30.13	$ 25.43	$ 58.39
Total Return A	(5.83)%	6.33%	20.44%	(50.88)%	38.79%
Ratios to Average Net Assets C,E
Expenses before reductions	.73%	.89%	1.02%	1.13%	.95%
Expenses net of fee waivers, if any	.73%	.89%	1.02%	1.13%	.95%
Expenses net of all reductions	.67%	.85%	.98%	1.10%	.91%
Net investment income (loss)	1.44%	1.41%	2.01%	1.33%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,215,717	$ 5,548,689	$ 6,602,017	$ 5,464,901	$ 9,543,353
Portfolio turnover rate D	77%	111%	115%	113%	87%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended October 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 31.59	$ 30.16	$ 25.45	$ 45.00
Income from Investment Operations
Net investment income (loss) D	.52	.47	.59	.13
Net realized and unrealized gain (loss)	(2.27)	1.50	4.54	(19.68)
Total from investment operations	(1.75)	1.97	5.13	(19.55)
Distributions from net investment income	(.55)	(.53)	(.42)	-
Distributions from net realized gain	-	(.01)	-	-
Total distributions	(.55)	(.54)	(.42)	-
Redemption fees added to paid in capital D,I	-	-	-	-
Net asset value, end of period	$ 29.29	$ 31.59	$ 30.16	$ 25.45
Total Return B,C	(5.67)%	6.55%	20.73%	(43.44)%
Ratios to Average Net Assets E,H
Expenses before reductions	.56%	.69%	.78%	.96% A
Expenses net of fee waivers, if any	.55%	.69%	.78%	.96% A
Expenses net of all reductions	.50%	.66%	.74%	.93% A
Net investment income (loss)	1.61%	1.60%	2.25%	1.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 291,323	$ 368,004	$ 383,048	$ 44,277
Portfolio turnover rate F	77%	111%	115%	113%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Class F

Years ended October 31,	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 31.58	$ 30.15	$ 26.62
Income from Investment Operations
Net investment income (loss) D	.54	.48	.07
Net realized and unrealized gain (loss)	(2.27)	1.51	3.46
Total from investment operations	(1.73)	1.99	3.53
Distributions from net investment income	(.57)	(.55)	-
Distributions from net realized gain	-	(.01)	-
Total distributions	(.57)	(.56)	-
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 29.28	$ 31.58	$ 30.15
Total Return B,C	(5.62)%	6.60%	13.26%
Ratios to Average Net Assets E,H
Expenses before reductions	.51%	.64%	.68% A
Expenses net of fee waivers, if any	.50%	.64%	.68% A
Expenses net of all reductions	.45%	.60%	.64% A
Net investment income (loss)	1.67%	1.66%	.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 158,616	$ 595,995	$ 36,415
Portfolio turnover rate F	77%	111%	115%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 141,984,065
Gross unrealized depreciation	(330,927,046)
Net unrealized appreciation (depreciation) on securities and other investments	$ (188,942,981)

Tax Cost	$ 2,801,468,740

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 66,157,333
Capital Loss Carryfoward	$ (1,404,099,728)
Net unrealized appreciation (depreciation)	$ (188,920,112)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 92,196,839	$ 110,764,641

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,586,445,773 and $7,406,044,368, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Overseas	$ 8,886,248.23
Class K	170,653.05
	$ 9,056,901

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,611 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 29,270,410.38%		$ 11,891

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,069 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $7,328 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $375,674.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,474,743 for the period. In addition through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $524.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Overseas	$ 75,897,727	$ 100,374,591
Class K	6,408,873	6,711,130
Class F	9,890,239	1,370,072
Total	$ 92,196,839	$ 108,455,793
From net realized gain
Overseas	$ -	$ 2,158,312
Class K	-	126,111
Class F	-	24,425
Total	$ -	$ 2,308,848

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Overseas
Shares sold	10,588,919	36,113,789	$ 338,680,110	$ 1,067,886,397
Reinvestment of distributions	2,356,512	3,238,247	75,196,294	101,747,555
Shares redeemed	(113,084,725)	(82,678,886)	(3,611,089,764)	(2,430,908,864)
Net increase (decrease)	(100,139,294)	(43,326,850)	$ (3,197,213,360)	$ (1,261,274,912)
Class K
Shares sold	4,129,689	5,090,117	$ 128,992,232	$ 151,156,491
Reinvestment of distributions	201,094	217,803	6,408,873	6,837,242
Shares redeemed	(6,034,878)	(6,358,836)	(198,074,826)	(189,093,826)
Net increase (decrease)	(1,704,095)	(1,050,916)	$ (62,673,721)	$ (31,100,093)
Class F
Shares sold	12,066,248	22,173,982	$ 388,123,231	$ 652,570,206
Reinvestment of distributions	310,526	44,465	9,890,239	1,394,498
Shares redeemed	(25,830,866)	(4,555,729)	(810,088,528)	(133,239,488)
Net increase (decrease)	(13,454,092)	17,662,718	$ (412,075,058)	$ 520,725,216

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

Name, Age; Principal Occupations and Other Relevant Experience+
David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	12/05/11	12/02/11	$0.934	$0.020

Class F designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.553 and $0.0294 for the dividend paid December 6th, 2010.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class F and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Class F and the retail class show the performance of the highest and lowest performing classes, respectively (based on one-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longest performance record) was in the fourth quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)

Fidelity Workplace Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors
FIL Investment Advisors (UK) Limited
FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Logo)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

OVE-F-ANN-1211
1.891736.102

Fidelity®

Total International Equity Fund

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fund A
Fidelity® Total International Equity Fund	-7.70%	-8.24%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Equity Fund, a class of the fund, on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Jed Weiss, Co-Portfolio Manager of Fidelity® Total International Equity Fund: For the year, the fund's Retail Class shares fell 7.70%, lagging the MSCI index. Security selection in the U.K. and France detracted the most, as did positioning in Canada. An overweighting in the U.S. also hurt, but good picks there more than compensated. Selection in Japan and Finland also helped. On a sector basis, our choices in financials detracted, including various European firms - Societe Generale (France), Turkiye Garanti Bankasi (Turkey), Intesa Sanpaolo (Italy) and AXA (France). Stock picking in consumer staples and industrials hurt, as did our energy positioning. Our stance in information technology and consumer discretionary, however, was positive. Other individual detractors included underweighting U.K.-based British American Tobacco and Canadian energy firm Niko Resources. On the positive side, not owning weak-performing benchmark component Tokyo Electric Power helped, as did an out-of-benchmark stake in U.S. credit card processor MasterCard and an overweighting in French drug maker Roche Holding. Some of the stocks mentioned in this report were not owned at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.45%
Actual		$ 1,000.00	$ 819.40	$ 6.65
Hypothetical A		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 819.70	$ 7.80
Hypothetical A		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 816.60	$ 10.07
Hypothetical A		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 816.40	$ 10.07
Hypothetical A		$ 1,000.00	$ 1,014.12	$ 11.17
Total International Equity	1.20%
Actual		$ 1,000.00	$ 821.90	$ 5.51
Hypothetical A		$ 1,000.00	$ 1,019.16	$ 6.11
Institutional Class	1.20%
Actual		$ 1,000.00	$ 821.40	$ 5.51
Hypothetical A		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom 18.1%
Japan 11.7%
United States of America 9.0%
Switzerland 6.6%
Germany 5.9%
France 4.9%
Australia 4.3%
Korea (South) 4.2%
Brazil 4.1%
Other 31.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom 16.4%
Japan 10.3%
United States of America 7.4%
Switzerland 5.6%
France 5.3%
Germany 5.2%
Brazil 4.4%
Korea (South) 3.6%
Spain 3.0%
Other 38.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.7	97.6
Short-Term Investments and Net Other Assets	3.3	2.4
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.7	1.8
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.2	1.7
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.3
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.6	0.9
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	1.4	1.7
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.3	0.9
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.1
Sanofi-aventis (France, Pharmaceuticals)	1.1	0.0
Commonwealth Bank of Australia (Australia, Commercial Banks)	1.1	0.1
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.1	1.0
	15.4
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.2	23.8
Consumer Staples	12.9	8.8
Materials	10.6	13.5
Energy	10.0	10.0
Consumer Discretionary	9.9	10.8
Industrials	9.9	11.3
Health Care	8.0	5.1
Information Technology	6.8	7.7
Telecommunication Services	6.7	3.7
Utilities	3.7	2.6

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
Australia - 4.3%
Australia & New Zealand Banking Group Ltd.	43,841	$ 990,744
Coca-Cola Amatil Ltd.	20,575	265,625
Commonwealth Bank of Australia	28,630	1,470,865
CSL Ltd.	20,431	615,420
Macquarie Group Ltd.	9,104	234,416
MAp Group unit	66,645	237,831
Newcrest Mining Ltd.	12,208	431,494
Newcrest Mining Ltd. sponsored ADR	6,284	220,883
OZ Minerals Ltd.	19,949	239,586
QBE Insurance Group Ltd.	9,595	147,709
Ramsay Health Care Ltd.	619	12,169
Telstra Corp. Ltd.	160,903	522,492
Woolworths Ltd.	8,510	212,752
WorleyParsons Ltd.	14,070	408,417
TOTAL AUSTRALIA		6,010,403
Austria - 0.4%
Andritz AG	4,229	374,736
Zumtobel AG	8,900	185,613
TOTAL AUSTRIA		560,349
Bailiwick of Guernsey - 0.2%
Resolution Ltd.	66,466	293,949
Bailiwick of Jersey - 0.9%
Informa PLC	27,581	160,745
Randgold Resources Ltd. sponsored ADR	6,860	751,650
Wolseley PLC	9,363	270,735
TOTAL BAILIWICK OF JERSEY		1,183,130
Belgium - 1.4%
Anheuser-Busch InBev SA NV	27,471	1,523,656
Gimv NV	520	26,590
Umicore SA	8,973	386,378
TOTAL BELGIUM		1,936,624
Bermuda - 0.9%
Aquarius Platinum Ltd. (Australia)	6,424	18,847
Cheung Kong Infrastructure Holdings Ltd.	27,000	144,631
CNPC (Hong Kong) Ltd.	92,000	128,872
Great Eagle Holdings Ltd.	30,089	66,826
Lazard Ltd. Class A	7,950	217,353
Li & Fung Ltd.	212,000	408,565
Common Stocks - continued
	Shares	Value
Bermuda - continued
NWS Holdings Ltd.	48,000	$ 72,786
Trinity Ltd.	214,000	193,961
TOTAL BERMUDA		1,251,841
Brazil - 4.1%
Arezzo Industria e Comercio SA	12,100	159,952
Banco ABC Brasil SA	3,900	26,005
Banco Bradesco SA (PN) sponsored ADR	31,200	567,840
Banco do Estado do Rio Grande do Sul SA	15,600	164,430
Banco Pine SA	2,300	15,282
BM&F Bovespa SA	45,900	273,978
BR Malls Participacoes SA	26,900	290,586
Braskem SA Class A sponsored ADR	18,280	329,771
Cia.Hering SA	600	13,400
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	9,800	330,456
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	6,900	189,256
Companhia de Saneamento de Minas Gerais	2,400	45,059
Eletropaulo Metropolitana SA (PN-B)	8,300	148,870
Embraer SA sponsored ADR	4,200	116,844
Gol Linhas Aereas Inteligentes SA sponsored ADR	15,900	127,518
Iguatemi Empresa de Shopping Centers SA	7,700	149,184
Itau Unibanco Banco Multiplo SA sponsored ADR	11,970	228,866
Klabin SA (PN) (non-vtg.)	7,500	27,603
Localiza Rent A Car SA	3,200	48,358
Marcopolo SA (PN)	13,300	58,863
Mills Estruturas e Servicos de Engenharia SA	3,300	32,958
Multiplan Empreendimentos Imobiliarios SA	11,800	238,584
Multiplus SA	5,100	86,129
Odontoprev SA	1,900	29,896
OGX Petroleo e Gas Participacoes SA (a)	32,800	271,232
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR	24,300	614,547
Qualicorp SA	5,000	45,714
Restoque Comercio e Confeccoes de Roupas SA	200	3,145
T4F Entretenimento SA	1,800	12,579
Tegma Gestao Logistica	7,900	102,591
Telefonica Brasil SA sponsored ADR (a)	4,300	124,786
TIM Participacoes SA sponsored ADR	9,906	257,952
Totvs SA	800	13,277
Common Stocks - continued
	Shares	Value
Brazil - continued
Ultrapar Participacoes SA	8,300	$ 147,904
Vale SA (PN-A) sponsored ADR	16,700	394,120
TOTAL BRAZIL		5,687,535
British Virgin Islands - 0.1%
Mail.ru Group Ltd.:
GDR (a)(e)	3,500	120,575
GDR (Reg. S)	100	3,445
TOTAL BRITISH VIRGIN ISLANDS		124,020
Canada - 1.5%
Agnico-Eagle Mines Ltd. (Canada)	6,690	290,190
Eldorado Gold Corp.	12,300	231,107
Fairfax Financial Holdings Ltd. (sub. vtg.)	865	361,558
First Quantum Minerals Ltd.	7,200	151,028
Goldcorp, Inc.	3,800	184,882
Niko Resources Ltd.	6,070	333,870
Open Text Corp. (a)	4,750	290,713
Pan American Silver Corp.	4,300	120,228
Petrominerales Ltd.	4,725	124,660
Quadra FNX Mining Ltd. (a)	1,100	12,690
TAG Oil Ltd. (a)	2,000	12,399
Tuscany International Drilling, Inc. (a)	16,400	11,187
Tuscany International Drilling, Inc. (a)(e)	1,900	1,296
TOTAL CANADA		2,125,808
Cayman Islands - 1.3%
Belle International Holdings Ltd.	44,000	86,294
Central China Real Estate Ltd.	111,050	25,077
China Lilang Ltd.	20,000	21,053
China Shanghui Cement Group Ltd.	195,000	149,365
Country Garden Holdings Co. Ltd.	290,000	114,822
Eurasia Drilling Co. Ltd. GDR (Reg. S)	6,400	151,040
EVA Precision Industrial Holdings Ltd.	298,000	76,959
Haitian International Holdings Ltd.	57,000	50,644
Intime Department Store Group Co. Ltd.	9,000	12,916
NVC Lighting Holdings Ltd.	415,000	180,190
Sands China Ltd. (a)	85,000	255,441
Shenguan Holdings Group Ltd.	166,000	89,184
Silver Base Group Holdings Ltd.	81,000	86,264
SOHO China Ltd.	153,000	109,084
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Vantage Drilling Co. (a)	8,900	$ 12,104
Wynn Macau Ltd.	113,000	316,612
TOTAL CAYMAN ISLANDS		1,737,049
Chile - 0.4%
Banco Santander Chile sponsored ADR	2,900	236,872
CFR Pharmaceuticals SA	488,397	115,632
Empresa Nacional de Telecomunicaciones SA (ENTEL)	8,423	166,758
TOTAL CHILE		519,262
China - 1.8%
Baidu.com, Inc. sponsored ADR (a)	3,115	436,661
China Communications Construction Co. Ltd. (H Shares)	187,000	141,046
China Communications Services Corp. Ltd. (H Shares)	270,000	124,520
China Construction Bank Corp. (H Shares)	587,000	431,290
China Minsheng Banking Corp. Ltd. (H Shares)	274,000	223,206
China National Building Materials Co. Ltd. (H Shares)	90,000	115,282
China Pacific Insurance Group Co. Ltd. (H Shares)	26,600	81,627
China Petroleum & Chemical Corp.:
(H Shares)	152,000	143,751
sponsored ADR (H Shares)	1,200	113,280
China Southern Airlines Ltd. (H Shares) (a)	200,000	111,612
Great Wall Motor Co. Ltd. (H Shares)	88,000	119,496
Harbin Power Equipment Co. Ltd. (H Shares)	142,000	143,099
Industrial & Commercial Bank of China Ltd. (H Shares)	235,285	146,927
SINA Corp. (a)	900	73,161
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	216,000	79,304
Yantai Changyu Pioneer Wine Co. (B Shares)	6,290	70,769
TOTAL CHINA		2,555,031
Czech Republic - 0.4%
Ceske Energeticke Zavody AS	7,500	317,178
Komercni Banka AS	600	115,720
Philip Morris CR A/S	100	65,661
TOTAL CZECH REPUBLIC		498,559
Denmark - 1.2%
Novo Nordisk A/S Series B sponsored ADR	11,100	1,179,930
William Demant Holding A/S (a)	5,310	423,674
TOTAL DENMARK		1,603,604
Egypt - 0.1%
Commercial International Bank Ltd. sponsored GDR	30,509	134,789
Common Stocks - continued
	Shares	Value
Finland - 0.7%
Metso Corp.	4,520	$ 176,022
Nokian Tyres PLC	11,302	415,264
Outotec Oyj	7,812	365,196
TOTAL FINLAND		956,482
France - 4.9%
Alstom SA	12,669	475,134
Atos Origin SA	4,113	199,333
Audika SA	1,000	22,115
BNP Paribas SA	14,551	661,505
Casino Guichard Perrachon et Compagnie	2,608	245,138
Compagnie de St. Gobain	4,179	194,840
Danone	12,580	875,696
Euler Hermes SA	1,414	102,460
GDF Suez	16,600	471,286
Laurent-Perrier Group	359	37,013
Pernod-Ricard SA	2,800	261,557
PPR SA	2,700	421,854
Remy Cointreau SA	3,752	308,428
Safran SA	17,914	586,807
Saft Groupe SA	1,329	40,462
Sanofi-aventis	20,892	1,494,810
Unibail-Rodamco	1,421	284,162
Vetoquinol SA	400	13,186
Virbac SA	190	32,889
TOTAL FRANCE		6,728,675
Georgia - 0.0%
Bank of Georgia GDR (Reg. S)	3,800	48,450
Germany - 5.8%
Allianz AG	7,752	871,220
Allianz AG sponsored ADR	13,600	152,320
alstria office REIT-AG	12,500	160,705
BASF AG	13,415	987,473
Bayer AG	10,037	643,047
Bayerische Motoren Werke AG (BMW)	2,605	212,915
Bilfinger Berger AG	512	45,900
CompuGROUP Holding AG	946	12,175
CTS Eventim AG	1,974	65,359
Daimler AG (United States)	9,900	503,316
Deutsche Telekom AG	37,500	477,134
E.ON AG	23,710	574,543
Common Stocks - continued
	Shares	Value
Germany - continued
Fielmann AG	479	$ 50,452
HeidelbergCement AG	4,700	214,513
Linde AG	7,449	1,184,982
MAN SE	1,872	166,035
Metro AG	3,800	177,170
Siemens AG	4,900	513,697
Siemens AG sponsored ADR	8,100	850,257
Software AG (Bearer)	759	31,532
Volkswagen AG	1,217	191,663
TOTAL GERMANY		8,086,408
Hong Kong - 1.6%
China Insurance International Holdings Co. Ltd. (a)	60,600	131,415
China Mobile (Hong Kong) Ltd.	67,500	641,543
China Power International Development Ltd.	607,000	128,441
CNOOC Ltd.	223,000	421,550
CNOOC Ltd. sponsored ADR	500	94,305
Dah Chong Hong Holdings Ltd.	47,000	57,078
Henderson Land Development Co. Ltd.	6,000	32,796
Hong Kong Exchanges and Clearing Ltd.	27,100	459,396
Lenovo Group Ltd.	48,000	32,271
Power Assets Holdings Ltd.	35,000	265,958
TOTAL HONG KONG		2,264,753
Hungary - 0.0%
Magyar Telekom PLC	11,000	25,599
India - 1.0%
Apollo Tyres Ltd.	8,934	10,477
Bank of Baroda	11,133	175,541
Bharti Airtel Ltd.	54,055	432,911
Housing Development Finance Corp. Ltd.	18,488	260,178
Indian Overseas Bank	43,467	91,094
Jain Irrigation Systems Ltd.	3,152	8,031
Jyothy Laboratories Ltd.	6,140	17,973
Punjab National Bank	2,820	57,448
Tata Consultancy Services Ltd.	9,254	210,508
Tata Steel Ltd.	6,075	59,823
Ultratech Cement Ltd.	4,746	112,057
TOTAL INDIA		1,436,041
Indonesia - 1.1%
PT Astra International Tbk	40,000	308,430
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Bank Negara Indonesia (Persero) Tbk	281,000	$ 125,933
PT Bank Rakyat Indonesia Tbk	439,000	330,061
PT Bank Tabungan Negara Tbk	425,000	68,412
PT Bumi Serpong Damai Tbk	627,900	64,613
PT Ciputra Development Tbk	779,000	42,712
PT Gadjah Tunggal Tbk	146,500	44,799
PT Indofood Sukses Makmur Tbk	213,000	126,437
PT Indosat Tbk	207,000	123,978
PT Summarecon Agung Tbk	260,000	34,025
PT Tower Bersama Infrastructure Tbk	318,000	74,009
PT XL Axiata Tbk	207,000	115,773
TOTAL INDONESIA		1,459,182
Ireland - 0.7%
CRH PLC sponsored ADR (d)	33,204	611,286
James Hardie Industries NV sponsored ADR (a)	11,165	362,081
TOTAL IRELAND		973,367
Israel - 0.2%
Azrieli Group	5,882	151,342
Check Point Software Technologies Ltd. (a)	2,100	121,023
Ituran Location & Control Ltd.	2,061	27,432
TOTAL ISRAEL		299,797
Italy - 1.5%
Azimut Holding SpA	4,314	33,731
ENI SpA	44,600	985,977
Fiat Industrial SpA (a)	32,899	287,060
Interpump Group SpA	28,825	185,652
Intesa Sanpaolo SpA	145,265	259,533
Saipem SpA	5,356	240,154
Telecom Italia SpA	119,900	149,210
TOTAL ITALY		2,141,317
Japan - 11.7%
ABC-Mart, Inc.	4,300	168,418
Aeon Credit Service Co. Ltd.	15,900	237,145
Air Water, Inc.	26,000	330,091
Aisin Seiki Co. Ltd.	5,500	173,971
Aozora Bank Ltd.	164,000	414,649
Asahi Co. Ltd.	800	17,726
Asahi Glass Co. Ltd.	19,000	166,403
Autobacs Seven Co. Ltd.	7,200	329,737
Common Stocks - continued
	Shares	Value
Japan - continued
Canon, Inc.	8,100	$ 367,769
Chubu Electric Power Co., Inc.	13,400	245,194
Credit Saison Co. Ltd.	14,300	279,084
Daikoku Denki Co. Ltd.	2,000	17,910
Daikokutenbussan Co. Ltd.	1,500	43,055
Denso Corp.	25,300	778,157
Dentsu, Inc.	7,300	219,833
Fanuc Corp.	6,100	986,437
Fast Retailing Co. Ltd.	1,300	233,556
FCC Co. Ltd.	2,300	48,601
GCA Savvian Group Corp.	16	18,730
Glory Ltd.	900	19,266
Goldcrest Co. Ltd.	860	15,780
Honda Motor Co. Ltd.	15,600	466,558
INPEX Corp.	46	303,735
Itochu Corp.	55,600	549,979
Japan Retail Fund Investment Corp.	318	492,318
Japan Tobacco, Inc.	196	979,765
JSR Corp.	13,000	248,203
JX Holdings, Inc.	61,500	358,276
Kamigumi Co. Ltd.	4,000	34,932
KDDI Corp.	87	637,388
Keyence Corp.	2,010	511,029
Kobayashi Pharmaceutical Co. Ltd.	6,800	337,114
Kyoto Kimono Yuzen Co. Ltd.	1,600	18,615
Meiko Network Japan Co. Ltd.	1,300	10,765
Miraial Co. Ltd.	300	4,662
Mitsubishi Corp.	13,200	271,519
Mitsubishi Tanabe Pharma Corp.	22,400	387,509
Nabtesco Corp.	2,400	52,571
Nagaileben Co. Ltd.	1,200	16,539
Nihon M&A Center, Inc.	6	33,871
Nihon Parkerizing Co. Ltd.	2,000	26,927
Nippon Seiki Co. Ltd.	3,000	30,145
Nippon Telegraph & Telephone Corp.	13,500	692,582
Nippon Thompson Co. Ltd.	8,000	51,534
Obic Co. Ltd.	1,430	270,391
ORIX Corp.	2,930	255,749
Osaka Securities Exchange Co. Ltd.	72	337,440
OSG Corp.	1,300	16,661
Santen Pharmaceutical Co. Ltd.	6,200	231,374
Seven & i Holdings Co., Ltd.	12,000	320,270
Common Stocks - continued
	Shares	Value
Japan - continued
Seven Bank Ltd.	8	$ 14,238
SHO-BOND Holdings Co. Ltd.	6,300	140,552
Shoei Co. Ltd.	1,100	7,403
The Nippon Synthetic Chemical Industry Co. Ltd.	5,000	27,779
Tokio Marine Holdings, Inc.	9,200	219,397
Tokyo Gas Co. Ltd.	98,000	422,074
Toray Industries, Inc.	40,000	284,732
Tsumura & Co.	1,200	33,754
Tsutsumi Jewelry Co. Ltd.	600	13,983
Unicharm Corp.	8,200	367,275
USS Co. Ltd.	9,880	816,876
West Japan Railway Co.	11,800	500,072
Yamatake Corp.	900	19,914
Yamato Kogyo Co. Ltd.	12,900	326,341
TOTAL JAPAN		16,254,323
Kazakhstan - 0.1%
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	8,100	137,538
Korea (South) - 4.2%
BS Financial Group, Inc. (a)	11,160	122,369
Cheil Worldwide, Inc.	6,620	107,992
CJ CheilJedang Corp.	153	42,065
CJ Corp.	2,289	163,382
Daum Communications Corp.	665	80,267
Doosan Co. Ltd.	1,290	162,511
GS Holdings Corp.	2,952	169,406
Hana Financial Group, Inc.	6,920	246,284
Hankook Tire Co. Ltd.	2,340	93,051
Hyundai Department Store Co. Ltd.	1,186	169,409
Hyundai Fire & Marine Insurance Co. Ltd.	2,950	85,101
Hyundai Heavy Industries Co. Ltd.	917	244,075
Hyundai Hysco Co. Ltd.	2,860	110,296
Hyundai Mobis	986	281,132
Hyundai Motor Co.	2,901	582,048
Industrial Bank of Korea	15,910	208,092
Kia Motors Corp.	4,180	266,988
Korea Zinc Co. Ltd.	286	83,516
KT&G Corp.	4,353	271,291
LG Chemical Ltd.	1	321
LIG Non-Life Insurance Co. Ltd.	3,220	68,289
Lotte Samkang Co. Ltd.	104	30,999
NCsoft Corp.	58	18,166
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Nong Shim Co. Ltd.	600	$ 117,135
Paradise Co. Ltd.	14,371	100,625
Samsung Card Co. Ltd.	3,154	117,749
Samsung Electronics Co. Ltd.	1,689	1,448,571
Shinhan Financial Group Co. Ltd.	8,060	319,890
SK Chemicals Co. Ltd.	1,642	104,655
TOTAL KOREA (SOUTH)		5,815,675
Luxembourg - 0.2%
GlobeOp Financial Services SA	5,400	24,750
Millicom International Cellular SA (depositary receipt)	1,700	187,352
TOTAL LUXEMBOURG		212,102
Malaysia - 0.1%
Axiata Group Bhd	117,600	185,873
Mexico - 0.7%
Embotelladoras Arca SAB de CC	19,200	91,098
Grupo Modelo SAB de CV Series C	51,500	326,666
Wal-Mart de Mexico SA de CV Series V	218,500	564,452
TOTAL MEXICO		982,216
Netherlands - 1.7%
Aalberts Industries NV	2,600	46,038
ASM International NV unit	650	18,343
ASML Holding NV	13,700	574,441
ING Groep NV:
(Certificaten Van Aandelen) (a)	56,010	482,931
sponsored ADR (a)	17,982	155,364
Koninklijke KPN NV	18,515	243,315
Koninklijke Philips Electronics NV	11,400	237,345
QIAGEN NV (a)	13,700	188,786
Unilever NV (Certificaten Van Aandelen) (Bearer) unit	9,200	317,664
Yandex NV	2,100	57,792
TOTAL NETHERLANDS		2,322,019
Nigeria - 0.1%
Guaranty Trust Bank PLC GDR (Reg. S)	23,046	106,012
Norway - 1.1%
Aker Solutions ASA	12,307	143,128
DnB NOR ASA	33,700	393,134
Common Stocks - continued
	Shares	Value
Norway - continued
Orkla ASA (A Shares) (d)	36,200	$ 315,342
Telenor ASA	36,000	642,719
TOTAL NORWAY		1,494,323
Panama - 0.1%
Copa Holdings SA Class A	2,000	138,140
Papua New Guinea - 0.0%
Oil Search Ltd.	2,098	14,314
Peru - 0.1%
Compania de Minas Buenaventura SA sponsored ADR	4,900	200,557
Philippines - 0.1%
Globe Telecom, Inc.	2,500	53,301
Jollibee Food Corp.	9,600	20,400
Megaworld Corp.	70,000	3,087
TOTAL PHILIPPINES		76,788
Poland - 0.1%
Polska Grupa Energetyczna SA	16,300	100,453
TVN SA	21,075	84,356
TOTAL POLAND		184,809
Portugal - 0.4%
Energias de Portugal SA	38,038	120,284
Jeronimo Martins SGPS SA	28,525	493,447
TOTAL PORTUGAL		613,731
Qatar - 0.0%
Commercial Bank of Qatar GDR (Reg. S)	3,576	16,401
Russia - 1.1%
Cherkizovo Group OJSC GDR (a)	3,818	53,247
Lukoil Oil Co. sponsored ADR	5,212	300,732
Mostotrest OAO (a)	5,300	30,466
Gazprom OAO sponsored ADR	14,921	173,233
NOVATEK OAO GDR	2,900	407,160
Rosneft Oil Co. OJSC GDR (Reg. S)	9,700	69,016
Sberbank of Russia (f)	122,300	331,865
TNK-BP Holding	5,700	15,595
Uralkali JSC GDR (Reg. S)	4,653	201,940
TOTAL RUSSIA		1,583,254
Singapore - 0.8%
Sakari Resources Ltd.	33,000	61,621
Common Stocks - continued
	Shares	Value
Singapore - continued
Singapore Telecommunications Ltd.	221,000	$ 558,557
United Overseas Bank Ltd.	31,746	430,402
Wing Tai Holdings Ltd.	12,000	12,168
TOTAL SINGAPORE		1,062,748
South Africa - 1.3%
African Bank Investments Ltd.	37,000	160,563
African Rainbow Minerals Ltd.	13,763	318,084
Clicks Group Ltd.	28,266	148,341
Foschini Ltd.	13,098	165,270
Imperial Holdings Ltd.	5,800	85,871
JSE Ltd.	28,200	249,725
Life Healthcare Group Holdings Ltd.	41,607	101,235
Mr Price Group Ltd.	34,600	333,082
MTN Group Ltd.	5,500	95,997
Northam Platinum Ltd.	18,107	70,157
TOTAL SOUTH AFRICA		1,728,325
Spain - 1.5%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	79,238	716,312
Grifols SA (a)	446	8,323
Inditex SA	4,959	451,295
Prosegur Compania de Seguridad SA (Reg.)	6,451	321,838
Red Electrica Corporacion SA	3,500	169,407
Repsol YPF SA	14,179	429,729
TOTAL SPAIN		2,096,904
Sweden - 1.1%
Fagerhult AB	5,900	138,913
H&M Hennes & Mauritz AB (B Shares)	18,196	602,575
Intrum Justitia AB	2,800	46,061
Swedish Match Co.	9,350	323,544
Tele2 AB (B Shares)	8,900	187,841
Telefonaktiebolaget LM Ericsson (B Shares)	23,067	240,362
TOTAL SWEDEN		1,539,296
Switzerland - 6.6%
Bank Sarasin & Co. Ltd. Series B (Reg.)	1,907	72,799
Nestle SA	63,792	3,700,093
Novartis AG sponsored ADR	4,000	225,880
Roche Holding AG (participation certificate)	14,705	2,424,721
Schindler Holding AG:
(participation certificate)	2,002	235,435
Common Stocks - continued
	Shares	Value
Switzerland - continued
Schindler Holding AG: - continued
(Reg.)	570	$ 67,097
Syngenta AG (Switzerland)	890	271,279
The Swatch Group AG (Bearer)	1,780	753,744
Transocean Ltd. (United States)	2,502	142,989
UBS AG (NY Shares) (a)	45,062	568,682
Zurich Financial Services AG	2,668	619,610
TOTAL SWITZERLAND		9,082,329
Taiwan - 1.3%
Catcher Technology Co. Ltd.	32,000	178,288
Chroma ATE, Inc.	32,116	64,078
Formosa Plastics Corp.	77,000	226,464
Hotai Motor Co. Ltd.	3,000	13,051
HTC Corp.	8,565	192,486
Kinsus Interconnect Technology Corp.	24,000	82,891
Leofoo Development Co. Ltd. (a)	45,000	29,619
President Chain Store Corp.	24,000	133,458
SIMPLO Technology Co. Ltd.	10,400	61,195
Taishin Financial Holdings Co. Ltd.	489,222	207,145
Taiwan Cement Corp.	173,179	216,280
Taiwan Semiconductor Manufacturing Co. Ltd.	145,035	353,432
TOTAL TAIWAN		1,758,387
Thailand - 0.8%
Advanced Info Service PCL (For. Reg.)	62,600	263,003
Asian Property Development PCL (For. Reg.)	428,660	62,653
Bangkok Expressway PCL (For.Reg.)	46,700	24,657
Banpu PCL (For. Reg.)	3,550	72,066
Charoen Pokphand Foods PCL (For. Reg.)	66,400	64,665
Krung Thai Bank PCL (For. Reg.)	174,500	85,391
PTT Global Chemical PCL (For. Reg.) (a)	8,911	18,791
PTT PCL (For. Reg.)	17,300	170,429
Siam Cement PCL (For. Reg.)	10,000	119,896
Siam Commercial Bank PCL (For. Reg.)	73,500	278,036
Total Access Communication PCL (For. Reg.)	200	476
TOTAL THAILAND		1,160,063
Turkey - 1.0%
Albaraka Turk Katilim Bankasi AS	21,000	22,208
Anadolu Efes Biracilik ve Malt Sanayii AS	10,000	121,589
Aygaz A/S	15,010	82,000
Boyner Buyuk Magazacilik A/S (a)	9,049	15,199
Common Stocks - continued
	Shares	Value
Turkey - continued
Coca-Cola Icecek AS	20,489	$ 278,092
Koc Holding AS	18,000	64,335
Tofas Turk Otomobil Fabrikasi AS	21,655	83,767
Tupras-Turkiye Petrol Rafinerileri AS	5,313	120,187
Turkiye Garanti Bankasi AS	151,200	533,572
TOTAL TURKEY		1,320,949
United Arab Emirates - 0.0%
Dubai Financial Market PJSC (a)	43,463	12,188
United Kingdom - 18.1%
Aegis Group PLC	54,149	119,477
AMEC PLC	1,801	26,806
Anglo American PLC (United Kingdom)	11,000	405,725
Aviva PLC	65,272	356,162
Babcock International Group PLC	36,100	409,005
Barclays PLC	185,919	576,446
Bellway PLC	2,828	32,291
BG Group PLC	67,077	1,463,300
BHP Billiton PLC ADR	30,000	1,889,100
BP PLC sponsored ADR	33,187	1,466,202
British American Tobacco PLC (United Kingdom)	7,400	339,356
British Land Co. PLC	24,600	201,963
Britvic PLC	8,000	42,444
Centrica PLC	49,175	234,640
Compass Group PLC	28,500	259,419
Dechra Pharmaceuticals PLC	3,500	27,581
Derwent London PLC	800	21,846
GlaxoSmithKline PLC sponsored ADR	49,300	2,208,147
Great Portland Estates PLC	6,372	38,162
H&T Group PLC	4,764	23,827
HSBC Holdings PLC sponsored ADR	9,151	399,533
Imperial Tobacco Group PLC	21,721	794,347
InterContinental Hotel Group PLC ADR	23,450	433,356
International Personal Finance PLC	13,642	60,157
International Power PLC	63,805	347,031
Johnson Matthey PLC	14,092	425,833
Kazakhmys PLC	9,000	134,244
Meggitt PLC	12,298	76,065
Micro Focus International PLC	3,800	20,754
National Grid PLC	65,397	650,301
Next PLC	3,700	152,091
Persimmon PLC	3,137	25,109
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Prudential PLC	54,997	$ 568,176
Reckitt Benckiser Group PLC	10,638	547,115
Reed Elsevier PLC	53,000	455,579
Rio Tinto PLC sponsored ADR	10,360	560,062
Rolls-Royce Group PLC	44,052	497,682
Rolls-Royce Group PLC Class C	3,039,588	4,888
Rotork PLC	9,403	254,653
Royal Dutch Shell PLC Class A sponsored ADR	43,000	3,049,130
SABMiller PLC	15,463	564,867
Scottish & Southern Energy PLC	21,452	463,668
Serco Group PLC	42,839	357,903
Shaftesbury PLC	21,733	176,153
Spectris PLC	1,770	36,208
Spirax-Sarco Engineering PLC	2,404	74,152
Standard Chartered PLC (United Kingdom)	32,873	771,320
Ted Baker PLC	3,075	38,140
Tesco PLC	112,083	724,162
Ultra Electronics Holdings PLC	1,400	35,844
Unite Group PLC	60,302	171,457
Victrex PLC	9,318	190,312
Vodafone Group PLC sponsored ADR	65,347	1,819,260
TOTAL UNITED KINGDOM		25,021,451
United States of America - 5.7%
Allergan, Inc.	2,600	218,712
ANSYS, Inc. (a)	300	16,308
Autoliv, Inc.	7,700	444,829
Berkshire Hathaway, Inc. Class B (a)	6,845	532,952
Broadridge Financial Solutions, Inc.	690	15,353
Cognizant Technology Solutions Corp. Class A (a)	1,910	138,953
Cymer, Inc. (a)	4,150	180,318
Dril-Quip, Inc. (a)	490	31,899
eBay, Inc. (a)	8,164	259,860
Evercore Partners, Inc. Class A	920	25,245
Freeport-McMoRan Copper & Gold, Inc.	1,300	52,338
Google, Inc. Class A (a)	520	308,173
Greenhill & Co., Inc.	300	11,334
ION Geophysical Corp. (a)	35,141	267,774
JPMorgan Chase & Co.	5,298	184,158
Juniper Networks, Inc. (a)	19,260	471,292
Kansas City Southern (a)	920	58,116
Lam Research Corp. (a)	4,708	202,397
Common Stocks - continued
	Shares	Value
United States of America - continued
Martin Marietta Materials, Inc.	2,190	$ 158,052
MasterCard, Inc. Class A	2,009	697,605
Mead Johnson Nutrition Co. Class A	8,000	574,800
Mohawk Industries, Inc. (a)	6,930	364,865
Nuance Communications, Inc. (a)	4,251	112,566
Oceaneering International, Inc.	820	34,301
Philip Morris International, Inc.	11,700	817,479
PriceSmart, Inc.	1,400	106,456
ResMed, Inc. (a)	10,370	293,471
Solera Holdings, Inc.	3,121	170,500
Solutia, Inc. (a)	884	14,365
SS&C Technologies Holdings, Inc. (a)	954	15,130
Union Pacific Corp.	4,700	467,979
Visa, Inc. Class A	6,901	643,587
TOTAL UNITED STATES OF AMERICA		7,891,167
TOTAL COMMON STOCKS (Cost $138,836,607)		133,653,906
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.1%
Volkswagen AG	1,034	181,445
Italy - 0.1%
Telecom Italia SpA (Risparmio Shares)	143,000	150,094
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $392,992)		331,539
Money Market Funds - 3.6%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	4,609,098	$ 4,609,098
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	363,225	363,225
TOTAL MONEY MARKET FUNDS (Cost $4,972,323)		4,972,323
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $144,201,922)		138,957,768
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(468,208)
NET ASSETS - 100%		$ 138,489,560
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $121,871 or 0.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 181
Fidelity Securities Lending Cash Central Fund	31,105
Total	$ 31,286
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 25,021,451	$ 22,531,010	$ 2,490,441	$ -
Japan	16,254,323	-	16,254,323	-
Switzerland	9,082,329	8,811,050	271,279	-
Germany	8,267,853	7,754,156	513,697	-
United States of America	7,891,167	7,891,167	-	-
France	6,728,675	5,233,865	1,494,810	-
Australia	6,010,403	220,883	5,789,520	-
Korea (South)	5,815,675	-	5,815,675	-
Brazil	5,687,535	5,687,535	-	-
Other	43,226,034	25,351,417	17,874,617	-
Money Market Funds	4,972,323	4,972,323	-	-
Total Investments in Securities:	$ 138,957,768	$ 88,453,406	$ 50,504,362	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $33,183,732 of which $8,618,744, $15,708,944 and $8,856,044 will expire in fiscal 2016, 2017 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $332,595) - See accompanying schedule: Unaffiliated issuers (cost $139,229,599)	$ 133,985,445
Fidelity Central Funds (cost $4,972,323)	4,972,323
Total Investments (cost $144,201,922)		$ 138,957,768
Foreign currency held at value (cost $450,490)		463,177
Receivable for investments sold		1,171,368
Receivable for fund shares sold		684,946
Dividends receivable		284,271
Distributions receivable from Fidelity Central Funds		1,137
Prepaid expenses		689
Receivable from investment adviser for expense reductions		57,911
Other receivables		29,554
Total assets		141,650,821

Liabilities
Payable to custodian bank	$ 54,666
Payable for investments purchased Regular delivery	1,969,977
Delayed delivery	55,088
Payable for fund shares redeemed	506,258
Accrued management fee	77,502
Distribution and service plan fees payable	2,583
Other affiliated payables	30,824
Other payables and accrued expenses	101,138
Collateral on securities loaned, at value	363,225
Total liabilities		3,161,261

Net Assets		$ 138,489,560
Net Assets consist of:
Paid in capital		$ 176,367,284
Undistributed net investment income		1,552,849
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(34,194,366)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,236,207)
Net Assets		$ 138,489,560

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,307,161 ÷ 645,276 shares)	$ 6.67

Maximum offering price per share (100/94.25 of $6.67)	$ 7.08
Class T: Net Asset Value and redemption price per share ($996,899 ÷ 148,175 shares)	$ 6.73

Maximum offering price per share (100/96.50 of $6.73)	$ 6.97
Class B: Net Asset Value and offering price per share ($254,279 ÷ 38,057 shares)A	$ 6.68

Class C: Net Asset Value and offering price per share ($1,395,692 ÷ 209,094 shares)A	$ 6.67

Total International Equity: Net Asset Value, offering price and redemption price per share ($131,338,267 ÷ 19,645,402 shares)	$ 6.69

Institutional Class: Net Asset Value, offering price and redemption price per share ($197,262 ÷ 29,577 shares)	$ 6.67

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 3,448,845
Interest		1,597
Income from Fidelity Central Funds		31,286
Income before foreign taxes withheld		3,481,728
Less foreign taxes withheld		(260,512)
Total income		3,221,216

Expenses
Management fee Basic fee	$ 797,169
Performance adjustment	(22,587)
Transfer agent fees	274,385
Distribution and service plan fees	36,441
Accounting and security lending fees	58,516
Custodian fees and expenses	310,251
Independent trustees' compensation	597
Registration fees	80,712
Audit	106,913
Legal	401
Miscellaneous	731
Total expenses before reductions	1,643,529
Expense reductions	(287,161)	1,356,368
Net investment income (loss)		1,864,848
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,922,239)
Foreign currency transactions	(75,788)
Total net realized gain (loss)		(8,998,027)
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,598,208)
Assets and liabilities in foreign currencies	299
Total change in net unrealized appreciation (depreciation)		(8,597,909)
Net gain (loss)		(17,595,936)
Net increase (decrease) in net assets resulting from operations		$ (15,731,088)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,864,848	$ 773,945
Net realized gain (loss)	(8,998,027)	1,906,137
Change in net unrealized appreciation (depreciation)	(8,597,909)	5,447,726
Net increase (decrease) in net assets resulting from operations	(15,731,088)	8,127,808
Distributions to shareholders from net investment income	(953,041)	(411,223)
Distributions to shareholders from net realized gain	(220,294)	(169,935)
Total distributions	(1,173,335)	(581,158)
Share transactions - net increase (decrease)	86,742,563	18,410,630
Redemption fees	14,195	6,300
Total increase (decrease) in net assets	69,852,335	25,963,580

Net Assets
Beginning of period	68,637,225	42,673,645
End of period (including undistributed net investment income of $1,552,849 and undistributed net investment income of $724,017, respectively)	$ 138,489,560	$ 68,637,225

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.36	$ 6.40	$ 4.90	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.11	.08	.06	.11
Net realized and unrealized gain (loss)	(.69)	.95	1.55	(5.21)
Total from investment operations	(.58)	1.03	1.61	(5.10)
Distributions from net investment income	(.09)	(.04)	(.11)	-
Distributions from net realized gain	(.02)	(.03)	-	-
Total distributions	(.11)	(.07)	(.11)	-
Redemption fees added to paid in capital C,H	-	-	-	-
Net asset value, end of period	$ 6.67	$ 7.36	$ 6.40	$ 4.90
Total Return A,B	(8.03)%	16.17%	33.87%	(51.00)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.73%	2.02%	2.09%	2.00%
Expenses net of fee waivers, if any	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.42%	1.47%	1.47%	1.48%
Net investment income (loss)	1.44%	1.15%	1.13%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,307	$ 5,029	$ 3,727	$ 5,944
Portfolio turnover rate E	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.41	$ 6.40	$ 4.88	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.09	.06	.04	.09
Net realized and unrealized gain (loss)	(.68)	.95	1.57	(5.21)
Total from investment operations	(.59)	1.01	1.61	(5.12)
Distributions from net investment income	(.07)	-	(.09)	-
Distributions from net realized gain	(.02)	-	-	-
Total distributions	(.09)	-	(.09)	-
Redemption fees added to paid in capital C,H	-	-	-	-
Net asset value, end of period	$ 6.73	$ 7.41	$ 6.40	$ 4.88
Total Return A,B	(8.08)%	15.78%	33.74%	(51.20)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.02%	2.31%	2.34%	2.42%
Expenses net of fee waivers, if any	1.70%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.67%	1.72%	1.72%	1.73%
Net investment income (loss)	1.19%	.90%	.88%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 997	$ 1,004	$ 1,526	$ 2,567
Portfolio turnover rate E	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.37	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05	.03	.02	.05
Net realized and unrealized gain (loss)	(.68)	.95	1.56	(5.19)
Total from investment operations	(.63)	.98	1.58	(5.14)
Distributions from net investment income	(.04)	-	(.05)	-
Distributions from net realized gain	(.02)	-	-	-
Total distributions	(.06)	-	(.05)	-
Redemption fees added to paid in capital C,H	-	-	-	-
Net asset value, end of period	$ 6.68	$ 7.37	$ 6.39	$ 4.86
Total Return A,B	(8.66)%	15.34%	32.95%	(51.40)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.51%	2.81%	2.82%	2.92%
Expenses net of fee waivers, if any	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.22%	2.22%	2.24%
Net investment income (loss)	.69%	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 254	$ 327	$ 1,337	$ 2,505
Portfolio turnover rate E	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.36	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05	.03	.02	.05
Net realized and unrealized gain (loss)	(.69)	.94	1.56	(5.19)
Total from investment operations	(.64)	.97	1.58	(5.14)
Distributions from net investment income	(.03)	-	(.05)	-
Distributions from net realized gain	(.02)	-	-	-
Total distributions	(.05)	-	(.05)	-
Redemption fees added to paid in capital C,H	-	-	-	-
Net asset value, end of period	$ 6.67	$ 7.36	$ 6.39	$ 4.86
Total Return A,B	(8.72)%	15.18%	33.10%	(51.40)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.51%	2.80%	2.85%	2.92%
Expenses net of fee waivers, if any	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.22%	2.22%	2.23%
Net investment income (loss)	.69%	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,396	$ 1,423	$ 1,714	$ 2,787
Portfolio turnover rate E	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.37	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.12	.09	.07	.13
Net realized and unrealized gain (loss)	(.68)	.96	1.55	(5.21)
Total from investment operations	(.56)	1.05	1.62	(5.08)
Distributions from net investment income	(.10)	(.06)	(.12)	(.01)
Distributions from net realized gain	(.02)	(.03)	-	-
Total distributions	(.12)	(.09)	(.12)	(.01)
Redemption fees added to paid in capital B,G	-	-	-	-
Net asset value, end of period	$ 6.69	$ 7.37	$ 6.41	$ 4.91
Total Return A	(7.70)%	16.45%	34.23%	(50.87)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.42%	1.79%	1.87%	1.89%
Expenses net of fee waivers, if any	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.17%	1.22%	1.22%	1.23%
Net investment income (loss)	1.69%	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 131,338	$ 60,826	$ 33,061	$ 23,226
Portfolio turnover rate D	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.35	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.12	.10	.07	.13
Net realized and unrealized gain (loss)	(.68)	.95	1.55	(5.21)
Total from investment operations	(.56)	1.05	1.62	(5.08)
Distributions from net investment income	(.10)	(.08)	(.12)	(.01)
Distributions from net realized gain	(.02)	(.03)	-	-
Total distributions	(.12)	(.11)	(.12)	(.01)
Redemption fees added to paid in capital B,G	-	-	-	-
Net asset value, end of period	$ 6.67	$ 7.35	$ 6.41	$ 4.91
Total Return A	(7.72)%	16.48%	34.23%	(50.87)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.48%	1.82%	1.80%	1.91%
Expenses net of fee waivers, if any	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.17%	1.23%	1.22%	1.23%
Net investment income (loss)	1.69%	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 197	$ 28	$ 1,308	$ 2,733
Portfolio turnover rate D	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,855,689
Gross unrealized depreciation	(14,110,478)
Net unrealized appreciation (depreciation) on securities and other investments	$ (6,254,789)

Tax Cost	$ 145,212,557

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,552,850
Capital loss carryforward	$ (33,183,732)
Net unrealized appreciation (depreciation)	$ (6,246,842)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 1,173,335	$ 581,158

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $169,182,591 and $84,756,770, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,983	$ 1,616
Class T	.25%	.25%	5,374	38
Class B	.75%	.25%	3,026	2,283
Class C	.75%	.25%	15,058	2,823
			$ 36,441	$ 6,760

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,591
Class T	454
Class B*	305
Class C*	219
$ 3,569

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,366.28
Class T	3,388.32
Class B	928.31
Class C	4,603.31
Total International Equity	250,636.24
Institutional Class	464.30
	$ 274,385

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $901 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $320 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

8. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $31,105. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2012. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.45%	$ 14,721
Class T	1.70%	3,433
Class B	2.20%	954
Class C	2.20%	4,689
Total International Equity	1.20%	229,885
Institutional Class	1.20%	437
		$ 254,119

In addition, FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $1,529.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $31,513 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 61,018	$ 26,391
Class T	9,414	-
Class B	1,488	-
Class C	6,263	-
Total International Equity	873,280	382,451
Institutional Class	1,578	2,381
Total	$ 953,041	$ 411,223
From net realized gain
Class A	$ 16,196	$ 14,995
Class T	3,213	-
Class B	1,016	-
Class C	4,485	-
Total International Equity	195,026	154,214
Institutional Class	358	726
Total	$ 220,294	$ 169,935

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	231,083	443,125	$ 1,708,687	$ 2,924,922
Reinvestment of distributions	10,039	5,568	74,076	37,804
Shares redeemed	(279,366)	(347,260)	(2,035,449)	(2,296,503)
Net increase (decrease)	(38,244)	101,433	$ (252,686)	$ 666,223
Class T
Shares sold	37,121	121,719	$ 276,509	$ 807,663
Reinvestment of distributions	1,678	-	12,524	-
Shares redeemed	(25,970)	(224,749)	(191,826)	(1,531,457)
Net increase (decrease)	12,829	(103,030)	$ 97,207	$ (723,794)
Class B
Shares sold	3,282	30,066	$ 24,631	$ 198,826
Reinvestment of distributions	331	-	2,469	-
Shares redeemed	(9,973)	(194,792)	(73,676)	(1,332,260)
Net increase (decrease)	(6,360)	(164,726)	$ (46,576)	$ (1,133,434)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	66,879	86,496	$ 498,161	$ 580,588
Reinvestment of distributions	1,425	-	10,610	-
Shares redeemed	(52,554)	(161,545)	(388,669)	(1,102,805)
Net increase (decrease)	15,750	(75,049)	$ 120,102	$ (522,217)
Total International Equity
Shares sold	16,784,298	6,833,012	$ 125,543,898	$ 45,955,028
Reinvestment of distributions	135,624	74,043	1,000,533	502,009
Shares redeemed	(5,532,363)	(3,806,841)	(39,913,646)	(24,965,317)
Net increase (decrease)	11,387,559	3,100,214	$ 86,630,785	$ 21,491,720
Institutional Class
Shares sold	26,909	377	$ 202,383	$ 2,481
Reinvestment of distributions	263	460	1,936	3,106
Shares redeemed	(1,422)	(201,123)	(10,588)	(1,373,455)
Net increase (decrease)	25,750	(200,286)	$ 193,731	$ (1,367,868)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch, may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed in December 2010 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Total International Equity Fund	12/06/10	$0.085	$0.0112
	12/31/10	0.015	0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.
In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Total International Equity Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and the retail class ranked below its competitive median for 2010, the total expense ratio of Class C ranked equal to its competitive median for 2010, and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agent

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

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www.fidelity.com

TIE-UANN-1211
1.912357.101

(Fidelity Logo)

Fidelity Advisor®

Total International Equity

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2011

(Fidelity Cover Art)

Class A, Class T,
Class B, and Class C are
classes of Fidelity® Total
International Equity Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	-13.32%	-9.85%
Class T (incl. 3.50% sales charge)	-11.30%	-9.52%
Class B (incl. contingent deferred sales charge) B	-13.19%	-9.84%
Class C (incl. contingent deferred sales charge) C	-9.62%	-9.19%

A From November 1, 2007.

B Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total International Equity Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Jed Weiss, Co-Portfolio Manager of Fidelity Advisor® Total International Equity Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -8.03%, -8.08%, -8.66% and -8.72%, respectively (excluding sales charges), lagging the MSCI index. Security selection in the U.K. and France detracted the most, as did positioning in Canada. An overweighting in the U.S. also hurt, but good picks there more than compensated. Selection in Japan and Finland also helped. On a sector basis, our choices in financials detracted, including various European firms - Societe Generale (France), Turkiye Garanti Bankasi (Turkey), Intesa Sanpaolo (Italy) and AXA (France). Stock picking in consumer staples and industrials hurt, as did our energy positioning. Our stance in information technology and consumer discretionary, however, was positive. Other individual detractors included underweighting U.K.-based British American Tobacco and Canadian energy firm Niko Resources. On the positive side, not owning weak-performing benchmark component Tokyo Electric Power helped, as did an out-of-benchmark stake in U.S. credit card processor MasterCard and an overweighting in French drug maker Roche Holding. Some of the stocks mentioned in this report were not owned at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.45%
Actual		$ 1,000.00	$ 819.40	$ 6.65
Hypothetical A		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 819.70	$ 7.80
Hypothetical A		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 816.60	$ 10.07
Hypothetical A		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 816.40	$ 10.07
Hypothetical A		$ 1,000.00	$ 1,014.12	$ 11.17
Total International Equity	1.20%
Actual		$ 1,000.00	$ 821.90	$ 5.51
Hypothetical A		$ 1,000.00	$ 1,019.16	$ 6.11
Institutional Class	1.20%
Actual		$ 1,000.00	$ 821.40	$ 5.51
Hypothetical A		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom 18.1%
Japan 11.7%
United States of America 9.0%
Switzerland 6.6%
Germany 5.9%
France 4.9%
Australia 4.3%
Korea (South) 4.2%
Brazil 4.1%
Other 31.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom 16.4%
Japan 10.3%
United States of America 7.4%
Switzerland 5.6%
France 5.3%
Germany 5.2%
Brazil 4.4%
Korea (South) 3.6%
Spain 3.0%
Other 38.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.7	97.6
Short-Term Investments and Net Other Assets	3.3	2.4
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.7	1.8
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.2	1.7
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.3
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.6	0.9
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	1.4	1.7
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.3	0.9
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.1
Sanofi-aventis (France, Pharmaceuticals)	1.1	0.0
Commonwealth Bank of Australia (Australia, Commercial Banks)	1.1	0.1
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.1	1.0
	15.4
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.2	23.8
Consumer Staples	12.9	8.8
Materials	10.6	13.5
Energy	10.0	10.0
Consumer Discretionary	9.9	10.8
Industrials	9.9	11.3
Health Care	8.0	5.1
Information Technology	6.8	7.7
Telecommunication Services	6.7	3.7
Utilities	3.7	2.6

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
Australia - 4.3%
Australia & New Zealand Banking Group Ltd.	43,841	$ 990,744
Coca-Cola Amatil Ltd.	20,575	265,625
Commonwealth Bank of Australia	28,630	1,470,865
CSL Ltd.	20,431	615,420
Macquarie Group Ltd.	9,104	234,416
MAp Group unit	66,645	237,831
Newcrest Mining Ltd.	12,208	431,494
Newcrest Mining Ltd. sponsored ADR	6,284	220,883
OZ Minerals Ltd.	19,949	239,586
QBE Insurance Group Ltd.	9,595	147,709
Ramsay Health Care Ltd.	619	12,169
Telstra Corp. Ltd.	160,903	522,492
Woolworths Ltd.	8,510	212,752
WorleyParsons Ltd.	14,070	408,417
TOTAL AUSTRALIA		6,010,403
Austria - 0.4%
Andritz AG	4,229	374,736
Zumtobel AG	8,900	185,613
TOTAL AUSTRIA		560,349
Bailiwick of Guernsey - 0.2%
Resolution Ltd.	66,466	293,949
Bailiwick of Jersey - 0.9%
Informa PLC	27,581	160,745
Randgold Resources Ltd. sponsored ADR	6,860	751,650
Wolseley PLC	9,363	270,735
TOTAL BAILIWICK OF JERSEY		1,183,130
Belgium - 1.4%
Anheuser-Busch InBev SA NV	27,471	1,523,656
Gimv NV	520	26,590
Umicore SA	8,973	386,378
TOTAL BELGIUM		1,936,624
Bermuda - 0.9%
Aquarius Platinum Ltd. (Australia)	6,424	18,847
Cheung Kong Infrastructure Holdings Ltd.	27,000	144,631
CNPC (Hong Kong) Ltd.	92,000	128,872
Great Eagle Holdings Ltd.	30,089	66,826
Lazard Ltd. Class A	7,950	217,353
Li & Fung Ltd.	212,000	408,565
Common Stocks - continued
	Shares	Value
Bermuda - continued
NWS Holdings Ltd.	48,000	$ 72,786
Trinity Ltd.	214,000	193,961
TOTAL BERMUDA		1,251,841
Brazil - 4.1%
Arezzo Industria e Comercio SA	12,100	159,952
Banco ABC Brasil SA	3,900	26,005
Banco Bradesco SA (PN) sponsored ADR	31,200	567,840
Banco do Estado do Rio Grande do Sul SA	15,600	164,430
Banco Pine SA	2,300	15,282
BM&F Bovespa SA	45,900	273,978
BR Malls Participacoes SA	26,900	290,586
Braskem SA Class A sponsored ADR	18,280	329,771
Cia.Hering SA	600	13,400
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	9,800	330,456
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	6,900	189,256
Companhia de Saneamento de Minas Gerais	2,400	45,059
Eletropaulo Metropolitana SA (PN-B)	8,300	148,870
Embraer SA sponsored ADR	4,200	116,844
Gol Linhas Aereas Inteligentes SA sponsored ADR	15,900	127,518
Iguatemi Empresa de Shopping Centers SA	7,700	149,184
Itau Unibanco Banco Multiplo SA sponsored ADR	11,970	228,866
Klabin SA (PN) (non-vtg.)	7,500	27,603
Localiza Rent A Car SA	3,200	48,358
Marcopolo SA (PN)	13,300	58,863
Mills Estruturas e Servicos de Engenharia SA	3,300	32,958
Multiplan Empreendimentos Imobiliarios SA	11,800	238,584
Multiplus SA	5,100	86,129
Odontoprev SA	1,900	29,896
OGX Petroleo e Gas Participacoes SA (a)	32,800	271,232
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR	24,300	614,547
Qualicorp SA	5,000	45,714
Restoque Comercio e Confeccoes de Roupas SA	200	3,145
T4F Entretenimento SA	1,800	12,579
Tegma Gestao Logistica	7,900	102,591
Telefonica Brasil SA sponsored ADR (a)	4,300	124,786
TIM Participacoes SA sponsored ADR	9,906	257,952
Totvs SA	800	13,277
Common Stocks - continued
	Shares	Value
Brazil - continued
Ultrapar Participacoes SA	8,300	$ 147,904
Vale SA (PN-A) sponsored ADR	16,700	394,120
TOTAL BRAZIL		5,687,535
British Virgin Islands - 0.1%
Mail.ru Group Ltd.:
GDR (a)(e)	3,500	120,575
GDR (Reg. S)	100	3,445
TOTAL BRITISH VIRGIN ISLANDS		124,020
Canada - 1.5%
Agnico-Eagle Mines Ltd. (Canada)	6,690	290,190
Eldorado Gold Corp.	12,300	231,107
Fairfax Financial Holdings Ltd. (sub. vtg.)	865	361,558
First Quantum Minerals Ltd.	7,200	151,028
Goldcorp, Inc.	3,800	184,882
Niko Resources Ltd.	6,070	333,870
Open Text Corp. (a)	4,750	290,713
Pan American Silver Corp.	4,300	120,228
Petrominerales Ltd.	4,725	124,660
Quadra FNX Mining Ltd. (a)	1,100	12,690
TAG Oil Ltd. (a)	2,000	12,399
Tuscany International Drilling, Inc. (a)	16,400	11,187
Tuscany International Drilling, Inc. (a)(e)	1,900	1,296
TOTAL CANADA		2,125,808
Cayman Islands - 1.3%
Belle International Holdings Ltd.	44,000	86,294
Central China Real Estate Ltd.	111,050	25,077
China Lilang Ltd.	20,000	21,053
China Shanghui Cement Group Ltd.	195,000	149,365
Country Garden Holdings Co. Ltd.	290,000	114,822
Eurasia Drilling Co. Ltd. GDR (Reg. S)	6,400	151,040
EVA Precision Industrial Holdings Ltd.	298,000	76,959
Haitian International Holdings Ltd.	57,000	50,644
Intime Department Store Group Co. Ltd.	9,000	12,916
NVC Lighting Holdings Ltd.	415,000	180,190
Sands China Ltd. (a)	85,000	255,441
Shenguan Holdings Group Ltd.	166,000	89,184
Silver Base Group Holdings Ltd.	81,000	86,264
SOHO China Ltd.	153,000	109,084
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Vantage Drilling Co. (a)	8,900	$ 12,104
Wynn Macau Ltd.	113,000	316,612
TOTAL CAYMAN ISLANDS		1,737,049
Chile - 0.4%
Banco Santander Chile sponsored ADR	2,900	236,872
CFR Pharmaceuticals SA	488,397	115,632
Empresa Nacional de Telecomunicaciones SA (ENTEL)	8,423	166,758
TOTAL CHILE		519,262
China - 1.8%
Baidu.com, Inc. sponsored ADR (a)	3,115	436,661
China Communications Construction Co. Ltd. (H Shares)	187,000	141,046
China Communications Services Corp. Ltd. (H Shares)	270,000	124,520
China Construction Bank Corp. (H Shares)	587,000	431,290
China Minsheng Banking Corp. Ltd. (H Shares)	274,000	223,206
China National Building Materials Co. Ltd. (H Shares)	90,000	115,282
China Pacific Insurance Group Co. Ltd. (H Shares)	26,600	81,627
China Petroleum & Chemical Corp.:
(H Shares)	152,000	143,751
sponsored ADR (H Shares)	1,200	113,280
China Southern Airlines Ltd. (H Shares) (a)	200,000	111,612
Great Wall Motor Co. Ltd. (H Shares)	88,000	119,496
Harbin Power Equipment Co. Ltd. (H Shares)	142,000	143,099
Industrial & Commercial Bank of China Ltd. (H Shares)	235,285	146,927
SINA Corp. (a)	900	73,161
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	216,000	79,304
Yantai Changyu Pioneer Wine Co. (B Shares)	6,290	70,769
TOTAL CHINA		2,555,031
Czech Republic - 0.4%
Ceske Energeticke Zavody AS	7,500	317,178
Komercni Banka AS	600	115,720
Philip Morris CR A/S	100	65,661
TOTAL CZECH REPUBLIC		498,559
Denmark - 1.2%
Novo Nordisk A/S Series B sponsored ADR	11,100	1,179,930
William Demant Holding A/S (a)	5,310	423,674
TOTAL DENMARK		1,603,604
Egypt - 0.1%
Commercial International Bank Ltd. sponsored GDR	30,509	134,789
Common Stocks - continued
	Shares	Value
Finland - 0.7%
Metso Corp.	4,520	$ 176,022
Nokian Tyres PLC	11,302	415,264
Outotec Oyj	7,812	365,196
TOTAL FINLAND		956,482
France - 4.9%
Alstom SA	12,669	475,134
Atos Origin SA	4,113	199,333
Audika SA	1,000	22,115
BNP Paribas SA	14,551	661,505
Casino Guichard Perrachon et Compagnie	2,608	245,138
Compagnie de St. Gobain	4,179	194,840
Danone	12,580	875,696
Euler Hermes SA	1,414	102,460
GDF Suez	16,600	471,286
Laurent-Perrier Group	359	37,013
Pernod-Ricard SA	2,800	261,557
PPR SA	2,700	421,854
Remy Cointreau SA	3,752	308,428
Safran SA	17,914	586,807
Saft Groupe SA	1,329	40,462
Sanofi-aventis	20,892	1,494,810
Unibail-Rodamco	1,421	284,162
Vetoquinol SA	400	13,186
Virbac SA	190	32,889
TOTAL FRANCE		6,728,675
Georgia - 0.0%
Bank of Georgia GDR (Reg. S)	3,800	48,450
Germany - 5.8%
Allianz AG	7,752	871,220
Allianz AG sponsored ADR	13,600	152,320
alstria office REIT-AG	12,500	160,705
BASF AG	13,415	987,473
Bayer AG	10,037	643,047
Bayerische Motoren Werke AG (BMW)	2,605	212,915
Bilfinger Berger AG	512	45,900
CompuGROUP Holding AG	946	12,175
CTS Eventim AG	1,974	65,359
Daimler AG (United States)	9,900	503,316
Deutsche Telekom AG	37,500	477,134
E.ON AG	23,710	574,543
Common Stocks - continued
	Shares	Value
Germany - continued
Fielmann AG	479	$ 50,452
HeidelbergCement AG	4,700	214,513
Linde AG	7,449	1,184,982
MAN SE	1,872	166,035
Metro AG	3,800	177,170
Siemens AG	4,900	513,697
Siemens AG sponsored ADR	8,100	850,257
Software AG (Bearer)	759	31,532
Volkswagen AG	1,217	191,663
TOTAL GERMANY		8,086,408
Hong Kong - 1.6%
China Insurance International Holdings Co. Ltd. (a)	60,600	131,415
China Mobile (Hong Kong) Ltd.	67,500	641,543
China Power International Development Ltd.	607,000	128,441
CNOOC Ltd.	223,000	421,550
CNOOC Ltd. sponsored ADR	500	94,305
Dah Chong Hong Holdings Ltd.	47,000	57,078
Henderson Land Development Co. Ltd.	6,000	32,796
Hong Kong Exchanges and Clearing Ltd.	27,100	459,396
Lenovo Group Ltd.	48,000	32,271
Power Assets Holdings Ltd.	35,000	265,958
TOTAL HONG KONG		2,264,753
Hungary - 0.0%
Magyar Telekom PLC	11,000	25,599
India - 1.0%
Apollo Tyres Ltd.	8,934	10,477
Bank of Baroda	11,133	175,541
Bharti Airtel Ltd.	54,055	432,911
Housing Development Finance Corp. Ltd.	18,488	260,178
Indian Overseas Bank	43,467	91,094
Jain Irrigation Systems Ltd.	3,152	8,031
Jyothy Laboratories Ltd.	6,140	17,973
Punjab National Bank	2,820	57,448
Tata Consultancy Services Ltd.	9,254	210,508
Tata Steel Ltd.	6,075	59,823
Ultratech Cement Ltd.	4,746	112,057
TOTAL INDIA		1,436,041
Indonesia - 1.1%
PT Astra International Tbk	40,000	308,430
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Bank Negara Indonesia (Persero) Tbk	281,000	$ 125,933
PT Bank Rakyat Indonesia Tbk	439,000	330,061
PT Bank Tabungan Negara Tbk	425,000	68,412
PT Bumi Serpong Damai Tbk	627,900	64,613
PT Ciputra Development Tbk	779,000	42,712
PT Gadjah Tunggal Tbk	146,500	44,799
PT Indofood Sukses Makmur Tbk	213,000	126,437
PT Indosat Tbk	207,000	123,978
PT Summarecon Agung Tbk	260,000	34,025
PT Tower Bersama Infrastructure Tbk	318,000	74,009
PT XL Axiata Tbk	207,000	115,773
TOTAL INDONESIA		1,459,182
Ireland - 0.7%
CRH PLC sponsored ADR (d)	33,204	611,286
James Hardie Industries NV sponsored ADR (a)	11,165	362,081
TOTAL IRELAND		973,367
Israel - 0.2%
Azrieli Group	5,882	151,342
Check Point Software Technologies Ltd. (a)	2,100	121,023
Ituran Location & Control Ltd.	2,061	27,432
TOTAL ISRAEL		299,797
Italy - 1.5%
Azimut Holding SpA	4,314	33,731
ENI SpA	44,600	985,977
Fiat Industrial SpA (a)	32,899	287,060
Interpump Group SpA	28,825	185,652
Intesa Sanpaolo SpA	145,265	259,533
Saipem SpA	5,356	240,154
Telecom Italia SpA	119,900	149,210
TOTAL ITALY		2,141,317
Japan - 11.7%
ABC-Mart, Inc.	4,300	168,418
Aeon Credit Service Co. Ltd.	15,900	237,145
Air Water, Inc.	26,000	330,091
Aisin Seiki Co. Ltd.	5,500	173,971
Aozora Bank Ltd.	164,000	414,649
Asahi Co. Ltd.	800	17,726
Asahi Glass Co. Ltd.	19,000	166,403
Autobacs Seven Co. Ltd.	7,200	329,737
Common Stocks - continued
	Shares	Value
Japan - continued
Canon, Inc.	8,100	$ 367,769
Chubu Electric Power Co., Inc.	13,400	245,194
Credit Saison Co. Ltd.	14,300	279,084
Daikoku Denki Co. Ltd.	2,000	17,910
Daikokutenbussan Co. Ltd.	1,500	43,055
Denso Corp.	25,300	778,157
Dentsu, Inc.	7,300	219,833
Fanuc Corp.	6,100	986,437
Fast Retailing Co. Ltd.	1,300	233,556
FCC Co. Ltd.	2,300	48,601
GCA Savvian Group Corp.	16	18,730
Glory Ltd.	900	19,266
Goldcrest Co. Ltd.	860	15,780
Honda Motor Co. Ltd.	15,600	466,558
INPEX Corp.	46	303,735
Itochu Corp.	55,600	549,979
Japan Retail Fund Investment Corp.	318	492,318
Japan Tobacco, Inc.	196	979,765
JSR Corp.	13,000	248,203
JX Holdings, Inc.	61,500	358,276
Kamigumi Co. Ltd.	4,000	34,932
KDDI Corp.	87	637,388
Keyence Corp.	2,010	511,029
Kobayashi Pharmaceutical Co. Ltd.	6,800	337,114
Kyoto Kimono Yuzen Co. Ltd.	1,600	18,615
Meiko Network Japan Co. Ltd.	1,300	10,765
Miraial Co. Ltd.	300	4,662
Mitsubishi Corp.	13,200	271,519
Mitsubishi Tanabe Pharma Corp.	22,400	387,509
Nabtesco Corp.	2,400	52,571
Nagaileben Co. Ltd.	1,200	16,539
Nihon M&A Center, Inc.	6	33,871
Nihon Parkerizing Co. Ltd.	2,000	26,927
Nippon Seiki Co. Ltd.	3,000	30,145
Nippon Telegraph & Telephone Corp.	13,500	692,582
Nippon Thompson Co. Ltd.	8,000	51,534
Obic Co. Ltd.	1,430	270,391
ORIX Corp.	2,930	255,749
Osaka Securities Exchange Co. Ltd.	72	337,440
OSG Corp.	1,300	16,661
Santen Pharmaceutical Co. Ltd.	6,200	231,374
Seven & i Holdings Co., Ltd.	12,000	320,270
Common Stocks - continued
	Shares	Value
Japan - continued
Seven Bank Ltd.	8	$ 14,238
SHO-BOND Holdings Co. Ltd.	6,300	140,552
Shoei Co. Ltd.	1,100	7,403
The Nippon Synthetic Chemical Industry Co. Ltd.	5,000	27,779
Tokio Marine Holdings, Inc.	9,200	219,397
Tokyo Gas Co. Ltd.	98,000	422,074
Toray Industries, Inc.	40,000	284,732
Tsumura & Co.	1,200	33,754
Tsutsumi Jewelry Co. Ltd.	600	13,983
Unicharm Corp.	8,200	367,275
USS Co. Ltd.	9,880	816,876
West Japan Railway Co.	11,800	500,072
Yamatake Corp.	900	19,914
Yamato Kogyo Co. Ltd.	12,900	326,341
TOTAL JAPAN		16,254,323
Kazakhstan - 0.1%
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	8,100	137,538
Korea (South) - 4.2%
BS Financial Group, Inc. (a)	11,160	122,369
Cheil Worldwide, Inc.	6,620	107,992
CJ CheilJedang Corp.	153	42,065
CJ Corp.	2,289	163,382
Daum Communications Corp.	665	80,267
Doosan Co. Ltd.	1,290	162,511
GS Holdings Corp.	2,952	169,406
Hana Financial Group, Inc.	6,920	246,284
Hankook Tire Co. Ltd.	2,340	93,051
Hyundai Department Store Co. Ltd.	1,186	169,409
Hyundai Fire & Marine Insurance Co. Ltd.	2,950	85,101
Hyundai Heavy Industries Co. Ltd.	917	244,075
Hyundai Hysco Co. Ltd.	2,860	110,296
Hyundai Mobis	986	281,132
Hyundai Motor Co.	2,901	582,048
Industrial Bank of Korea	15,910	208,092
Kia Motors Corp.	4,180	266,988
Korea Zinc Co. Ltd.	286	83,516
KT&G Corp.	4,353	271,291
LG Chemical Ltd.	1	321
LIG Non-Life Insurance Co. Ltd.	3,220	68,289
Lotte Samkang Co. Ltd.	104	30,999
NCsoft Corp.	58	18,166
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Nong Shim Co. Ltd.	600	$ 117,135
Paradise Co. Ltd.	14,371	100,625
Samsung Card Co. Ltd.	3,154	117,749
Samsung Electronics Co. Ltd.	1,689	1,448,571
Shinhan Financial Group Co. Ltd.	8,060	319,890
SK Chemicals Co. Ltd.	1,642	104,655
TOTAL KOREA (SOUTH)		5,815,675
Luxembourg - 0.2%
GlobeOp Financial Services SA	5,400	24,750
Millicom International Cellular SA (depositary receipt)	1,700	187,352
TOTAL LUXEMBOURG		212,102
Malaysia - 0.1%
Axiata Group Bhd	117,600	185,873
Mexico - 0.7%
Embotelladoras Arca SAB de CC	19,200	91,098
Grupo Modelo SAB de CV Series C	51,500	326,666
Wal-Mart de Mexico SA de CV Series V	218,500	564,452
TOTAL MEXICO		982,216
Netherlands - 1.7%
Aalberts Industries NV	2,600	46,038
ASM International NV unit	650	18,343
ASML Holding NV	13,700	574,441
ING Groep NV:
(Certificaten Van Aandelen) (a)	56,010	482,931
sponsored ADR (a)	17,982	155,364
Koninklijke KPN NV	18,515	243,315
Koninklijke Philips Electronics NV	11,400	237,345
QIAGEN NV (a)	13,700	188,786
Unilever NV (Certificaten Van Aandelen) (Bearer) unit	9,200	317,664
Yandex NV	2,100	57,792
TOTAL NETHERLANDS		2,322,019
Nigeria - 0.1%
Guaranty Trust Bank PLC GDR (Reg. S)	23,046	106,012
Norway - 1.1%
Aker Solutions ASA	12,307	143,128
DnB NOR ASA	33,700	393,134
Common Stocks - continued
	Shares	Value
Norway - continued
Orkla ASA (A Shares) (d)	36,200	$ 315,342
Telenor ASA	36,000	642,719
TOTAL NORWAY		1,494,323
Panama - 0.1%
Copa Holdings SA Class A	2,000	138,140
Papua New Guinea - 0.0%
Oil Search Ltd.	2,098	14,314
Peru - 0.1%
Compania de Minas Buenaventura SA sponsored ADR	4,900	200,557
Philippines - 0.1%
Globe Telecom, Inc.	2,500	53,301
Jollibee Food Corp.	9,600	20,400
Megaworld Corp.	70,000	3,087
TOTAL PHILIPPINES		76,788
Poland - 0.1%
Polska Grupa Energetyczna SA	16,300	100,453
TVN SA	21,075	84,356
TOTAL POLAND		184,809
Portugal - 0.4%
Energias de Portugal SA	38,038	120,284
Jeronimo Martins SGPS SA	28,525	493,447
TOTAL PORTUGAL		613,731
Qatar - 0.0%
Commercial Bank of Qatar GDR (Reg. S)	3,576	16,401
Russia - 1.1%
Cherkizovo Group OJSC GDR (a)	3,818	53,247
Lukoil Oil Co. sponsored ADR	5,212	300,732
Mostotrest OAO (a)	5,300	30,466
Gazprom OAO sponsored ADR	14,921	173,233
NOVATEK OAO GDR	2,900	407,160
Rosneft Oil Co. OJSC GDR (Reg. S)	9,700	69,016
Sberbank of Russia (f)	122,300	331,865
TNK-BP Holding	5,700	15,595
Uralkali JSC GDR (Reg. S)	4,653	201,940
TOTAL RUSSIA		1,583,254
Singapore - 0.8%
Sakari Resources Ltd.	33,000	61,621
Common Stocks - continued
	Shares	Value
Singapore - continued
Singapore Telecommunications Ltd.	221,000	$ 558,557
United Overseas Bank Ltd.	31,746	430,402
Wing Tai Holdings Ltd.	12,000	12,168
TOTAL SINGAPORE		1,062,748
South Africa - 1.3%
African Bank Investments Ltd.	37,000	160,563
African Rainbow Minerals Ltd.	13,763	318,084
Clicks Group Ltd.	28,266	148,341
Foschini Ltd.	13,098	165,270
Imperial Holdings Ltd.	5,800	85,871
JSE Ltd.	28,200	249,725
Life Healthcare Group Holdings Ltd.	41,607	101,235
Mr Price Group Ltd.	34,600	333,082
MTN Group Ltd.	5,500	95,997
Northam Platinum Ltd.	18,107	70,157
TOTAL SOUTH AFRICA		1,728,325
Spain - 1.5%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	79,238	716,312
Grifols SA (a)	446	8,323
Inditex SA	4,959	451,295
Prosegur Compania de Seguridad SA (Reg.)	6,451	321,838
Red Electrica Corporacion SA	3,500	169,407
Repsol YPF SA	14,179	429,729
TOTAL SPAIN		2,096,904
Sweden - 1.1%
Fagerhult AB	5,900	138,913
H&M Hennes & Mauritz AB (B Shares)	18,196	602,575
Intrum Justitia AB	2,800	46,061
Swedish Match Co.	9,350	323,544
Tele2 AB (B Shares)	8,900	187,841
Telefonaktiebolaget LM Ericsson (B Shares)	23,067	240,362
TOTAL SWEDEN		1,539,296
Switzerland - 6.6%
Bank Sarasin & Co. Ltd. Series B (Reg.)	1,907	72,799
Nestle SA	63,792	3,700,093
Novartis AG sponsored ADR	4,000	225,880
Roche Holding AG (participation certificate)	14,705	2,424,721
Schindler Holding AG:
(participation certificate)	2,002	235,435
Common Stocks - continued
	Shares	Value
Switzerland - continued
Schindler Holding AG: - continued
(Reg.)	570	$ 67,097
Syngenta AG (Switzerland)	890	271,279
The Swatch Group AG (Bearer)	1,780	753,744
Transocean Ltd. (United States)	2,502	142,989
UBS AG (NY Shares) (a)	45,062	568,682
Zurich Financial Services AG	2,668	619,610
TOTAL SWITZERLAND		9,082,329
Taiwan - 1.3%
Catcher Technology Co. Ltd.	32,000	178,288
Chroma ATE, Inc.	32,116	64,078
Formosa Plastics Corp.	77,000	226,464
Hotai Motor Co. Ltd.	3,000	13,051
HTC Corp.	8,565	192,486
Kinsus Interconnect Technology Corp.	24,000	82,891
Leofoo Development Co. Ltd. (a)	45,000	29,619
President Chain Store Corp.	24,000	133,458
SIMPLO Technology Co. Ltd.	10,400	61,195
Taishin Financial Holdings Co. Ltd.	489,222	207,145
Taiwan Cement Corp.	173,179	216,280
Taiwan Semiconductor Manufacturing Co. Ltd.	145,035	353,432
TOTAL TAIWAN		1,758,387
Thailand - 0.8%
Advanced Info Service PCL (For. Reg.)	62,600	263,003
Asian Property Development PCL (For. Reg.)	428,660	62,653
Bangkok Expressway PCL (For.Reg.)	46,700	24,657
Banpu PCL (For. Reg.)	3,550	72,066
Charoen Pokphand Foods PCL (For. Reg.)	66,400	64,665
Krung Thai Bank PCL (For. Reg.)	174,500	85,391
PTT Global Chemical PCL (For. Reg.) (a)	8,911	18,791
PTT PCL (For. Reg.)	17,300	170,429
Siam Cement PCL (For. Reg.)	10,000	119,896
Siam Commercial Bank PCL (For. Reg.)	73,500	278,036
Total Access Communication PCL (For. Reg.)	200	476
TOTAL THAILAND		1,160,063
Turkey - 1.0%
Albaraka Turk Katilim Bankasi AS	21,000	22,208
Anadolu Efes Biracilik ve Malt Sanayii AS	10,000	121,589
Aygaz A/S	15,010	82,000
Boyner Buyuk Magazacilik A/S (a)	9,049	15,199
Common Stocks - continued
	Shares	Value
Turkey - continued
Coca-Cola Icecek AS	20,489	$ 278,092
Koc Holding AS	18,000	64,335
Tofas Turk Otomobil Fabrikasi AS	21,655	83,767
Tupras-Turkiye Petrol Rafinerileri AS	5,313	120,187
Turkiye Garanti Bankasi AS	151,200	533,572
TOTAL TURKEY		1,320,949
United Arab Emirates - 0.0%
Dubai Financial Market PJSC (a)	43,463	12,188
United Kingdom - 18.1%
Aegis Group PLC	54,149	119,477
AMEC PLC	1,801	26,806
Anglo American PLC (United Kingdom)	11,000	405,725
Aviva PLC	65,272	356,162
Babcock International Group PLC	36,100	409,005
Barclays PLC	185,919	576,446
Bellway PLC	2,828	32,291
BG Group PLC	67,077	1,463,300
BHP Billiton PLC ADR	30,000	1,889,100
BP PLC sponsored ADR	33,187	1,466,202
British American Tobacco PLC (United Kingdom)	7,400	339,356
British Land Co. PLC	24,600	201,963
Britvic PLC	8,000	42,444
Centrica PLC	49,175	234,640
Compass Group PLC	28,500	259,419
Dechra Pharmaceuticals PLC	3,500	27,581
Derwent London PLC	800	21,846
GlaxoSmithKline PLC sponsored ADR	49,300	2,208,147
Great Portland Estates PLC	6,372	38,162
H&T Group PLC	4,764	23,827
HSBC Holdings PLC sponsored ADR	9,151	399,533
Imperial Tobacco Group PLC	21,721	794,347
InterContinental Hotel Group PLC ADR	23,450	433,356
International Personal Finance PLC	13,642	60,157
International Power PLC	63,805	347,031
Johnson Matthey PLC	14,092	425,833
Kazakhmys PLC	9,000	134,244
Meggitt PLC	12,298	76,065
Micro Focus International PLC	3,800	20,754
National Grid PLC	65,397	650,301
Next PLC	3,700	152,091
Persimmon PLC	3,137	25,109
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Prudential PLC	54,997	$ 568,176
Reckitt Benckiser Group PLC	10,638	547,115
Reed Elsevier PLC	53,000	455,579
Rio Tinto PLC sponsored ADR	10,360	560,062
Rolls-Royce Group PLC	44,052	497,682
Rolls-Royce Group PLC Class C	3,039,588	4,888
Rotork PLC	9,403	254,653
Royal Dutch Shell PLC Class A sponsored ADR	43,000	3,049,130
SABMiller PLC	15,463	564,867
Scottish & Southern Energy PLC	21,452	463,668
Serco Group PLC	42,839	357,903
Shaftesbury PLC	21,733	176,153
Spectris PLC	1,770	36,208
Spirax-Sarco Engineering PLC	2,404	74,152
Standard Chartered PLC (United Kingdom)	32,873	771,320
Ted Baker PLC	3,075	38,140
Tesco PLC	112,083	724,162
Ultra Electronics Holdings PLC	1,400	35,844
Unite Group PLC	60,302	171,457
Victrex PLC	9,318	190,312
Vodafone Group PLC sponsored ADR	65,347	1,819,260
TOTAL UNITED KINGDOM		25,021,451
United States of America - 5.7%
Allergan, Inc.	2,600	218,712
ANSYS, Inc. (a)	300	16,308
Autoliv, Inc.	7,700	444,829
Berkshire Hathaway, Inc. Class B (a)	6,845	532,952
Broadridge Financial Solutions, Inc.	690	15,353
Cognizant Technology Solutions Corp. Class A (a)	1,910	138,953
Cymer, Inc. (a)	4,150	180,318
Dril-Quip, Inc. (a)	490	31,899
eBay, Inc. (a)	8,164	259,860
Evercore Partners, Inc. Class A	920	25,245
Freeport-McMoRan Copper & Gold, Inc.	1,300	52,338
Google, Inc. Class A (a)	520	308,173
Greenhill & Co., Inc.	300	11,334
ION Geophysical Corp. (a)	35,141	267,774
JPMorgan Chase & Co.	5,298	184,158
Juniper Networks, Inc. (a)	19,260	471,292
Kansas City Southern (a)	920	58,116
Lam Research Corp. (a)	4,708	202,397
Common Stocks - continued
	Shares	Value
United States of America - continued
Martin Marietta Materials, Inc.	2,190	$ 158,052
MasterCard, Inc. Class A	2,009	697,605
Mead Johnson Nutrition Co. Class A	8,000	574,800
Mohawk Industries, Inc. (a)	6,930	364,865
Nuance Communications, Inc. (a)	4,251	112,566
Oceaneering International, Inc.	820	34,301
Philip Morris International, Inc.	11,700	817,479
PriceSmart, Inc.	1,400	106,456
ResMed, Inc. (a)	10,370	293,471
Solera Holdings, Inc.	3,121	170,500
Solutia, Inc. (a)	884	14,365
SS&C Technologies Holdings, Inc. (a)	954	15,130
Union Pacific Corp.	4,700	467,979
Visa, Inc. Class A	6,901	643,587
TOTAL UNITED STATES OF AMERICA		7,891,167
TOTAL COMMON STOCKS (Cost $138,836,607)		133,653,906
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.1%
Volkswagen AG	1,034	181,445
Italy - 0.1%
Telecom Italia SpA (Risparmio Shares)	143,000	150,094
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $392,992)		331,539
Money Market Funds - 3.6%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	4,609,098	$ 4,609,098
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	363,225	363,225
TOTAL MONEY MARKET FUNDS (Cost $4,972,323)		4,972,323
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $144,201,922)		138,957,768
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(468,208)
NET ASSETS - 100%		$ 138,489,560
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $121,871 or 0.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 181
Fidelity Securities Lending Cash Central Fund	31,105
Total	$ 31,286
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 25,021,451	$ 22,531,010	$ 2,490,441	$ -
Japan	16,254,323	-	16,254,323	-
Switzerland	9,082,329	8,811,050	271,279	-
Germany	8,267,853	7,754,156	513,697	-
United States of America	7,891,167	7,891,167	-	-
France	6,728,675	5,233,865	1,494,810	-
Australia	6,010,403	220,883	5,789,520	-
Korea (South)	5,815,675	-	5,815,675	-
Brazil	5,687,535	5,687,535	-	-
Other	43,226,034	25,351,417	17,874,617	-
Money Market Funds	4,972,323	4,972,323	-	-
Total Investments in Securities:	$ 138,957,768	$ 88,453,406	$ 50,504,362	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $33,183,732 of which $8,618,744, $15,708,944 and $8,856,044 will expire in fiscal 2016, 2017 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $332,595) - See accompanying schedule: Unaffiliated issuers (cost $139,229,599)	$ 133,985,445
Fidelity Central Funds (cost $4,972,323)	4,972,323
Total Investments (cost $144,201,922)		$ 138,957,768
Foreign currency held at value (cost $450,490)		463,177
Receivable for investments sold		1,171,368
Receivable for fund shares sold		684,946
Dividends receivable		284,271
Distributions receivable from Fidelity Central Funds		1,137
Prepaid expenses		689
Receivable from investment adviser for expense reductions		57,911
Other receivables		29,554
Total assets		141,650,821

Liabilities
Payable to custodian bank	$ 54,666
Payable for investments purchased Regular delivery	1,969,977
Delayed delivery	55,088
Payable for fund shares redeemed	506,258
Accrued management fee	77,502
Distribution and service plan fees payable	2,583
Other affiliated payables	30,824
Other payables and accrued expenses	101,138
Collateral on securities loaned, at value	363,225
Total liabilities		3,161,261

Net Assets		$ 138,489,560
Net Assets consist of:
Paid in capital		$ 176,367,284
Undistributed net investment income		1,552,849
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(34,194,366)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,236,207)
Net Assets		$ 138,489,560

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,307,161 ÷ 645,276 shares)	$ 6.67

Maximum offering price per share (100/94.25 of $6.67)	$ 7.08
Class T: Net Asset Value and redemption price per share ($996,899 ÷ 148,175 shares)	$ 6.73

Maximum offering price per share (100/96.50 of $6.73)	$ 6.97
Class B: Net Asset Value and offering price per share ($254,279 ÷ 38,057 shares)A	$ 6.68

Class C: Net Asset Value and offering price per share ($1,395,692 ÷ 209,094 shares)A	$ 6.67

Total International Equity: Net Asset Value, offering price and redemption price per share ($131,338,267 ÷ 19,645,402 shares)	$ 6.69

Institutional Class: Net Asset Value, offering price and redemption price per share ($197,262 ÷ 29,577 shares)	$ 6.67

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 3,448,845
Interest		1,597
Income from Fidelity Central Funds		31,286
Income before foreign taxes withheld		3,481,728
Less foreign taxes withheld		(260,512)
Total income		3,221,216

Expenses
Management fee Basic fee	$ 797,169
Performance adjustment	(22,587)
Transfer agent fees	274,385
Distribution and service plan fees	36,441
Accounting and security lending fees	58,516
Custodian fees and expenses	310,251
Independent trustees' compensation	597
Registration fees	80,712
Audit	106,913
Legal	401
Miscellaneous	731
Total expenses before reductions	1,643,529
Expense reductions	(287,161)	1,356,368
Net investment income (loss)		1,864,848
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,922,239)
Foreign currency transactions	(75,788)
Total net realized gain (loss)		(8,998,027)
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,598,208)
Assets and liabilities in foreign currencies	299
Total change in net unrealized appreciation (depreciation)		(8,597,909)
Net gain (loss)		(17,595,936)
Net increase (decrease) in net assets resulting from operations		$ (15,731,088)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,864,848	$ 773,945
Net realized gain (loss)	(8,998,027)	1,906,137
Change in net unrealized appreciation (depreciation)	(8,597,909)	5,447,726
Net increase (decrease) in net assets resulting from operations	(15,731,088)	8,127,808
Distributions to shareholders from net investment income	(953,041)	(411,223)
Distributions to shareholders from net realized gain	(220,294)	(169,935)
Total distributions	(1,173,335)	(581,158)
Share transactions - net increase (decrease)	86,742,563	18,410,630
Redemption fees	14,195	6,300
Total increase (decrease) in net assets	69,852,335	25,963,580

Net Assets
Beginning of period	68,637,225	42,673,645
End of period (including undistributed net investment income of $1,552,849 and undistributed net investment income of $724,017, respectively)	$ 138,489,560	$ 68,637,225

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.36	$ 6.40	$ 4.90	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.11	.08	.06	.11
Net realized and unrealized gain (loss)	(.69)	.95	1.55	(5.21)
Total from investment operations	(.58)	1.03	1.61	(5.10)
Distributions from net investment income	(.09)	(.04)	(.11)	-
Distributions from net realized gain	(.02)	(.03)	-	-
Total distributions	(.11)	(.07)	(.11)	-
Redemption fees added to paid in capital C,H	-	-	-	-
Net asset value, end of period	$ 6.67	$ 7.36	$ 6.40	$ 4.90
Total Return A,B	(8.03)%	16.17%	33.87%	(51.00)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.73%	2.02%	2.09%	2.00%
Expenses net of fee waivers, if any	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.42%	1.47%	1.47%	1.48%
Net investment income (loss)	1.44%	1.15%	1.13%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,307	$ 5,029	$ 3,727	$ 5,944
Portfolio turnover rate E	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.41	$ 6.40	$ 4.88	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.09	.06	.04	.09
Net realized and unrealized gain (loss)	(.68)	.95	1.57	(5.21)
Total from investment operations	(.59)	1.01	1.61	(5.12)
Distributions from net investment income	(.07)	-	(.09)	-
Distributions from net realized gain	(.02)	-	-	-
Total distributions	(.09)	-	(.09)	-
Redemption fees added to paid in capital C,H	-	-	-	-
Net asset value, end of period	$ 6.73	$ 7.41	$ 6.40	$ 4.88
Total Return A,B	(8.08)%	15.78%	33.74%	(51.20)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.02%	2.31%	2.34%	2.42%
Expenses net of fee waivers, if any	1.70%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.67%	1.72%	1.72%	1.73%
Net investment income (loss)	1.19%	.90%	.88%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 997	$ 1,004	$ 1,526	$ 2,567
Portfolio turnover rate E	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.37	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05	.03	.02	.05
Net realized and unrealized gain (loss)	(.68)	.95	1.56	(5.19)
Total from investment operations	(.63)	.98	1.58	(5.14)
Distributions from net investment income	(.04)	-	(.05)	-
Distributions from net realized gain	(.02)	-	-	-
Total distributions	(.06)	-	(.05)	-
Redemption fees added to paid in capital C,H	-	-	-	-
Net asset value, end of period	$ 6.68	$ 7.37	$ 6.39	$ 4.86
Total Return A,B	(8.66)%	15.34%	32.95%	(51.40)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.51%	2.81%	2.82%	2.92%
Expenses net of fee waivers, if any	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.22%	2.22%	2.24%
Net investment income (loss)	.69%	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 254	$ 327	$ 1,337	$ 2,505
Portfolio turnover rate E	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.36	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05	.03	.02	.05
Net realized and unrealized gain (loss)	(.69)	.94	1.56	(5.19)
Total from investment operations	(.64)	.97	1.58	(5.14)
Distributions from net investment income	(.03)	-	(.05)	-
Distributions from net realized gain	(.02)	-	-	-
Total distributions	(.05)	-	(.05)	-
Redemption fees added to paid in capital C,H	-	-	-	-
Net asset value, end of period	$ 6.67	$ 7.36	$ 6.39	$ 4.86
Total Return A,B	(8.72)%	15.18%	33.10%	(51.40)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.51%	2.80%	2.85%	2.92%
Expenses net of fee waivers, if any	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.22%	2.22%	2.23%
Net investment income (loss)	.69%	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,396	$ 1,423	$ 1,714	$ 2,787
Portfolio turnover rate E	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.37	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.12	.09	.07	.13
Net realized and unrealized gain (loss)	(.68)	.96	1.55	(5.21)
Total from investment operations	(.56)	1.05	1.62	(5.08)
Distributions from net investment income	(.10)	(.06)	(.12)	(.01)
Distributions from net realized gain	(.02)	(.03)	-	-
Total distributions	(.12)	(.09)	(.12)	(.01)
Redemption fees added to paid in capital B,G	-	-	-	-
Net asset value, end of period	$ 6.69	$ 7.37	$ 6.41	$ 4.91
Total Return A	(7.70)%	16.45%	34.23%	(50.87)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.42%	1.79%	1.87%	1.89%
Expenses net of fee waivers, if any	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.17%	1.22%	1.22%	1.23%
Net investment income (loss)	1.69%	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 131,338	$ 60,826	$ 33,061	$ 23,226
Portfolio turnover rate D	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.35	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.12	.10	.07	.13
Net realized and unrealized gain (loss)	(.68)	.95	1.55	(5.21)
Total from investment operations	(.56)	1.05	1.62	(5.08)
Distributions from net investment income	(.10)	(.08)	(.12)	(.01)
Distributions from net realized gain	(.02)	(.03)	-	-
Total distributions	(.12)	(.11)	(.12)	(.01)
Redemption fees added to paid in capital B,G	-	-	-	-
Net asset value, end of period	$ 6.67	$ 7.35	$ 6.41	$ 4.91
Total Return A	(7.72)%	16.48%	34.23%	(50.87)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.48%	1.82%	1.80%	1.91%
Expenses net of fee waivers, if any	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.17%	1.23%	1.22%	1.23%
Net investment income (loss)	1.69%	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 197	$ 28	$ 1,308	$ 2,733
Portfolio turnover rate D	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,855,689
Gross unrealized depreciation	(14,110,478)
Net unrealized appreciation (depreciation) on securities and other investments	$ (6,254,789)

Tax Cost	$ 145,212,557

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,552,850
Capital loss carryforward	$ (33,183,732)
Net unrealized appreciation (depreciation)	$ (6,246,842)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 1,173,335	$ 581,158

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The

Annual Report

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $169,182,591 and $84,756,770, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,983	$ 1,616
Class T	.25%	.25%	5,374	38
Class B	.75%	.25%	3,026	2,283
Class C	.75%	.25%	15,058	2,823
			$ 36,441	$ 6,760

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,591
Class T	454
Class B*	305
Class C*	219
$ 3,569

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,366.28
Class T	3,388.32
Class B	928.31
Class C	4,603.31
Total International Equity	250,636.24
Institutional Class	464.30
	$ 274,385

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $901 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $320 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $31,105. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2012. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.45%	$ 14,721
Class T	1.70%	3,433
Class B	2.20%	954
Class C	2.20%	4,689
Total International Equity	1.20%	229,885
Institutional Class	1.20%	437
		$ 254,119

In addition, FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $1,529.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $31,513 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 61,018	$ 26,391
Class T	9,414	-
Class B	1,488	-
Class C	6,263	-
Total International Equity	873,280	382,451
Institutional Class	1,578	2,381
Total	$ 953,041	$ 411,223
From net realized gain
Class A	$ 16,196	$ 14,995
Class T	3,213	-
Class B	1,016	-
Class C	4,485	-
Total International Equity	195,026	154,214
Institutional Class	358	726
Total	$ 220,294	$ 169,935

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	231,083	443,125	$ 1,708,687	$ 2,924,922
Reinvestment of distributions	10,039	5,568	74,076	37,804
Shares redeemed	(279,366)	(347,260)	(2,035,449)	(2,296,503)
Net increase (decrease)	(38,244)	101,433	$ (252,686)	$ 666,223
Class T
Shares sold	37,121	121,719	$ 276,509	$ 807,663
Reinvestment of distributions	1,678	-	12,524	-
Shares redeemed	(25,970)	(224,749)	(191,826)	(1,531,457)
Net increase (decrease)	12,829	(103,030)	$ 97,207	$ (723,794)
Class B
Shares sold	3,282	30,066	$ 24,631	$ 198,826
Reinvestment of distributions	331	-	2,469	-
Shares redeemed	(9,973)	(194,792)	(73,676)	(1,332,260)
Net increase (decrease)	(6,360)	(164,726)	$ (46,576)	$ (1,133,434)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	66,879	86,496	$ 498,161	$ 580,588
Reinvestment of distributions	1,425	-	10,610	-
Shares redeemed	(52,554)	(161,545)	(388,669)	(1,102,805)
Net increase (decrease)	15,750	(75,049)	$ 120,102	$ (522,217)
Total International Equity
Shares sold	16,784,298	6,833,012	$ 125,543,898	$ 45,955,028
Reinvestment of distributions	135,624	74,043	1,000,533	502,009
Shares redeemed	(5,532,363)	(3,806,841)	(39,913,646)	(24,965,317)
Net increase (decrease)	11,387,559	3,100,214	$ 86,630,785	$ 21,491,720
Institutional Class
Shares sold	26,909	377	$ 202,383	$ 2,481
Reinvestment of distributions	263	460	1,936	3,106
Shares redeemed	(1,422)	(201,123)	(10,588)	(1,373,455)
Net increase (decrease)	25,750	(200,286)	$ 193,731	$ (1,367,868)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed in December 2010 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/06/10 12/31/10	$0.074 0.015	$0.0112 0.0000

Class T	12/06/10 12/31/10	$0.060 0.015	$0.0112 0.0000

Class B	12/06/10 12/31/10	$0.036 0.015	$0.0112 0.0000

Class C	12/06/10 12/31/10	$0.033 0.015	$0.0112 0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Total International Equity Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and the retail class ranked below its competitive median for 2010, the total expense ratio of Class C ranked equal to its competitive median for 2010, and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

ATIE-UANN-1211
1.853363.103

(Fidelity Logo)

Fidelity Advisor®

Total International Equity

Fund - Institutional Class

Annual Report

October 31, 2011

(Fidelity Cover Art)

Institutional Class is
a class of Fidelity®
Total International Equity Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Life of fund A
Institutional Class	-7.72%	-8.24%

A From November 1, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total International Equity Fund - Institutional Class on November 1, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Jed Weiss, Co-Portfolio Manager of Fidelity Advisor® Total International Equity Fund: For the year, the fund's Institutional Class shares returned -7.72%, lagging the MSCI index. Security selection in the U.K. and France detracted the most, as did positioning in Canada. An overweighting in the U.S. also hurt, but good picks there more than compensated. Selection in Japan and Finland also helped. On a sector basis, our choices in financials detracted, including various European firms - Societe Generale (France), Turkiye Garanti Bankasi (Turkey), Intesa Sanpaolo (Italy) and AXA (France). Stock picking in consumer staples and industrials hurt, as did our energy positioning. Our stance in information technology and consumer discretionary, however, was positive. Other individual detractors included underweighting U.K.-based British American Tobacco and Canadian energy firm Niko Resources. On the positive side, not owning weak-performing benchmark component Tokyo Electric Power helped, as did an out-of-benchmark stake in U.S. credit card processor MasterCard and an overweighting in French drug maker Roche Holding. Some of the stocks mentioned in this report were not owned at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.45%
Actual		$ 1,000.00	$ 819.40	$ 6.65
Hypothetical A		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 819.70	$ 7.80
Hypothetical A		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 816.60	$ 10.07
Hypothetical A		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 816.40	$ 10.07
Hypothetical A		$ 1,000.00	$ 1,014.12	$ 11.17
Total International Equity	1.20%
Actual		$ 1,000.00	$ 821.90	$ 5.51
Hypothetical A		$ 1,000.00	$ 1,019.16	$ 6.11
Institutional Class	1.20%
Actual		$ 1,000.00	$ 821.40	$ 5.51
Hypothetical A		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom 18.1%
Japan 11.7%
United States of America 9.0%
Switzerland 6.6%
Germany 5.9%
France 4.9%
Australia 4.3%
Korea (South) 4.2%
Brazil 4.1%
Other 31.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom 16.4%
Japan 10.3%
United States of America 7.4%
Switzerland 5.6%
France 5.3%
Germany 5.2%
Brazil 4.4%
Korea (South) 3.6%
Spain 3.0%
Other 38.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	96.7	97.6
Short-Term Investments and Net Other Assets	3.3	2.4
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.7	1.8
Royal Dutch Shell PLC Class A sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	2.2	1.7
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8	1.3
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.6	0.9
BHP Billiton PLC ADR (United Kingdom, Metals & Mining)	1.4	1.7
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	1.3	0.9
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.1	1.1
Sanofi-aventis (France, Pharmaceuticals)	1.1	0.0
Commonwealth Bank of Australia (Australia, Commercial Banks)	1.1	0.1
BP PLC sponsored ADR (United Kingdom, Oil, Gas & Consumable Fuels)	1.1	1.0
	15.4
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.2	23.8
Consumer Staples	12.9	8.8
Materials	10.6	13.5
Energy	10.0	10.0
Consumer Discretionary	9.9	10.8
Industrials	9.9	11.3
Health Care	8.0	5.1
Information Technology	6.8	7.7
Telecommunication Services	6.7	3.7
Utilities	3.7	2.6

Annual Report

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
Australia - 4.3%
Australia & New Zealand Banking Group Ltd.	43,841	$ 990,744
Coca-Cola Amatil Ltd.	20,575	265,625
Commonwealth Bank of Australia	28,630	1,470,865
CSL Ltd.	20,431	615,420
Macquarie Group Ltd.	9,104	234,416
MAp Group unit	66,645	237,831
Newcrest Mining Ltd.	12,208	431,494
Newcrest Mining Ltd. sponsored ADR	6,284	220,883
OZ Minerals Ltd.	19,949	239,586
QBE Insurance Group Ltd.	9,595	147,709
Ramsay Health Care Ltd.	619	12,169
Telstra Corp. Ltd.	160,903	522,492
Woolworths Ltd.	8,510	212,752
WorleyParsons Ltd.	14,070	408,417
TOTAL AUSTRALIA		6,010,403
Austria - 0.4%
Andritz AG	4,229	374,736
Zumtobel AG	8,900	185,613
TOTAL AUSTRIA		560,349
Bailiwick of Guernsey - 0.2%
Resolution Ltd.	66,466	293,949
Bailiwick of Jersey - 0.9%
Informa PLC	27,581	160,745
Randgold Resources Ltd. sponsored ADR	6,860	751,650
Wolseley PLC	9,363	270,735
TOTAL BAILIWICK OF JERSEY		1,183,130
Belgium - 1.4%
Anheuser-Busch InBev SA NV	27,471	1,523,656
Gimv NV	520	26,590
Umicore SA	8,973	386,378
TOTAL BELGIUM		1,936,624
Bermuda - 0.9%
Aquarius Platinum Ltd. (Australia)	6,424	18,847
Cheung Kong Infrastructure Holdings Ltd.	27,000	144,631
CNPC (Hong Kong) Ltd.	92,000	128,872
Great Eagle Holdings Ltd.	30,089	66,826
Lazard Ltd. Class A	7,950	217,353
Li & Fung Ltd.	212,000	408,565
Common Stocks - continued
	Shares	Value
Bermuda - continued
NWS Holdings Ltd.	48,000	$ 72,786
Trinity Ltd.	214,000	193,961
TOTAL BERMUDA		1,251,841
Brazil - 4.1%
Arezzo Industria e Comercio SA	12,100	159,952
Banco ABC Brasil SA	3,900	26,005
Banco Bradesco SA (PN) sponsored ADR	31,200	567,840
Banco do Estado do Rio Grande do Sul SA	15,600	164,430
Banco Pine SA	2,300	15,282
BM&F Bovespa SA	45,900	273,978
BR Malls Participacoes SA	26,900	290,586
Braskem SA Class A sponsored ADR	18,280	329,771
Cia.Hering SA	600	13,400
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	9,800	330,456
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	6,900	189,256
Companhia de Saneamento de Minas Gerais	2,400	45,059
Eletropaulo Metropolitana SA (PN-B)	8,300	148,870
Embraer SA sponsored ADR	4,200	116,844
Gol Linhas Aereas Inteligentes SA sponsored ADR	15,900	127,518
Iguatemi Empresa de Shopping Centers SA	7,700	149,184
Itau Unibanco Banco Multiplo SA sponsored ADR	11,970	228,866
Klabin SA (PN) (non-vtg.)	7,500	27,603
Localiza Rent A Car SA	3,200	48,358
Marcopolo SA (PN)	13,300	58,863
Mills Estruturas e Servicos de Engenharia SA	3,300	32,958
Multiplan Empreendimentos Imobiliarios SA	11,800	238,584
Multiplus SA	5,100	86,129
Odontoprev SA	1,900	29,896
OGX Petroleo e Gas Participacoes SA (a)	32,800	271,232
Petroleo Brasileiro SA - Petrobras (PN) sponsored ADR	24,300	614,547
Qualicorp SA	5,000	45,714
Restoque Comercio e Confeccoes de Roupas SA	200	3,145
T4F Entretenimento SA	1,800	12,579
Tegma Gestao Logistica	7,900	102,591
Telefonica Brasil SA sponsored ADR (a)	4,300	124,786
TIM Participacoes SA sponsored ADR	9,906	257,952
Totvs SA	800	13,277
Common Stocks - continued
	Shares	Value
Brazil - continued
Ultrapar Participacoes SA	8,300	$ 147,904
Vale SA (PN-A) sponsored ADR	16,700	394,120
TOTAL BRAZIL		5,687,535
British Virgin Islands - 0.1%
Mail.ru Group Ltd.:
GDR (a)(e)	3,500	120,575
GDR (Reg. S)	100	3,445
TOTAL BRITISH VIRGIN ISLANDS		124,020
Canada - 1.5%
Agnico-Eagle Mines Ltd. (Canada)	6,690	290,190
Eldorado Gold Corp.	12,300	231,107
Fairfax Financial Holdings Ltd. (sub. vtg.)	865	361,558
First Quantum Minerals Ltd.	7,200	151,028
Goldcorp, Inc.	3,800	184,882
Niko Resources Ltd.	6,070	333,870
Open Text Corp. (a)	4,750	290,713
Pan American Silver Corp.	4,300	120,228
Petrominerales Ltd.	4,725	124,660
Quadra FNX Mining Ltd. (a)	1,100	12,690
TAG Oil Ltd. (a)	2,000	12,399
Tuscany International Drilling, Inc. (a)	16,400	11,187
Tuscany International Drilling, Inc. (a)(e)	1,900	1,296
TOTAL CANADA		2,125,808
Cayman Islands - 1.3%
Belle International Holdings Ltd.	44,000	86,294
Central China Real Estate Ltd.	111,050	25,077
China Lilang Ltd.	20,000	21,053
China Shanghui Cement Group Ltd.	195,000	149,365
Country Garden Holdings Co. Ltd.	290,000	114,822
Eurasia Drilling Co. Ltd. GDR (Reg. S)	6,400	151,040
EVA Precision Industrial Holdings Ltd.	298,000	76,959
Haitian International Holdings Ltd.	57,000	50,644
Intime Department Store Group Co. Ltd.	9,000	12,916
NVC Lighting Holdings Ltd.	415,000	180,190
Sands China Ltd. (a)	85,000	255,441
Shenguan Holdings Group Ltd.	166,000	89,184
Silver Base Group Holdings Ltd.	81,000	86,264
SOHO China Ltd.	153,000	109,084
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Vantage Drilling Co. (a)	8,900	$ 12,104
Wynn Macau Ltd.	113,000	316,612
TOTAL CAYMAN ISLANDS		1,737,049
Chile - 0.4%
Banco Santander Chile sponsored ADR	2,900	236,872
CFR Pharmaceuticals SA	488,397	115,632
Empresa Nacional de Telecomunicaciones SA (ENTEL)	8,423	166,758
TOTAL CHILE		519,262
China - 1.8%
Baidu.com, Inc. sponsored ADR (a)	3,115	436,661
China Communications Construction Co. Ltd. (H Shares)	187,000	141,046
China Communications Services Corp. Ltd. (H Shares)	270,000	124,520
China Construction Bank Corp. (H Shares)	587,000	431,290
China Minsheng Banking Corp. Ltd. (H Shares)	274,000	223,206
China National Building Materials Co. Ltd. (H Shares)	90,000	115,282
China Pacific Insurance Group Co. Ltd. (H Shares)	26,600	81,627
China Petroleum & Chemical Corp.:
(H Shares)	152,000	143,751
sponsored ADR (H Shares)	1,200	113,280
China Southern Airlines Ltd. (H Shares) (a)	200,000	111,612
Great Wall Motor Co. Ltd. (H Shares)	88,000	119,496
Harbin Power Equipment Co. Ltd. (H Shares)	142,000	143,099
Industrial & Commercial Bank of China Ltd. (H Shares)	235,285	146,927
SINA Corp. (a)	900	73,161
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	216,000	79,304
Yantai Changyu Pioneer Wine Co. (B Shares)	6,290	70,769
TOTAL CHINA		2,555,031
Czech Republic - 0.4%
Ceske Energeticke Zavody AS	7,500	317,178
Komercni Banka AS	600	115,720
Philip Morris CR A/S	100	65,661
TOTAL CZECH REPUBLIC		498,559
Denmark - 1.2%
Novo Nordisk A/S Series B sponsored ADR	11,100	1,179,930
William Demant Holding A/S (a)	5,310	423,674
TOTAL DENMARK		1,603,604
Egypt - 0.1%
Commercial International Bank Ltd. sponsored GDR	30,509	134,789
Common Stocks - continued
	Shares	Value
Finland - 0.7%
Metso Corp.	4,520	$ 176,022
Nokian Tyres PLC	11,302	415,264
Outotec Oyj	7,812	365,196
TOTAL FINLAND		956,482
France - 4.9%
Alstom SA	12,669	475,134
Atos Origin SA	4,113	199,333
Audika SA	1,000	22,115
BNP Paribas SA	14,551	661,505
Casino Guichard Perrachon et Compagnie	2,608	245,138
Compagnie de St. Gobain	4,179	194,840
Danone	12,580	875,696
Euler Hermes SA	1,414	102,460
GDF Suez	16,600	471,286
Laurent-Perrier Group	359	37,013
Pernod-Ricard SA	2,800	261,557
PPR SA	2,700	421,854
Remy Cointreau SA	3,752	308,428
Safran SA	17,914	586,807
Saft Groupe SA	1,329	40,462
Sanofi-aventis	20,892	1,494,810
Unibail-Rodamco	1,421	284,162
Vetoquinol SA	400	13,186
Virbac SA	190	32,889
TOTAL FRANCE		6,728,675
Georgia - 0.0%
Bank of Georgia GDR (Reg. S)	3,800	48,450
Germany - 5.8%
Allianz AG	7,752	871,220
Allianz AG sponsored ADR	13,600	152,320
alstria office REIT-AG	12,500	160,705
BASF AG	13,415	987,473
Bayer AG	10,037	643,047
Bayerische Motoren Werke AG (BMW)	2,605	212,915
Bilfinger Berger AG	512	45,900
CompuGROUP Holding AG	946	12,175
CTS Eventim AG	1,974	65,359
Daimler AG (United States)	9,900	503,316
Deutsche Telekom AG	37,500	477,134
E.ON AG	23,710	574,543
Common Stocks - continued
	Shares	Value
Germany - continued
Fielmann AG	479	$ 50,452
HeidelbergCement AG	4,700	214,513
Linde AG	7,449	1,184,982
MAN SE	1,872	166,035
Metro AG	3,800	177,170
Siemens AG	4,900	513,697
Siemens AG sponsored ADR	8,100	850,257
Software AG (Bearer)	759	31,532
Volkswagen AG	1,217	191,663
TOTAL GERMANY		8,086,408
Hong Kong - 1.6%
China Insurance International Holdings Co. Ltd. (a)	60,600	131,415
China Mobile (Hong Kong) Ltd.	67,500	641,543
China Power International Development Ltd.	607,000	128,441
CNOOC Ltd.	223,000	421,550
CNOOC Ltd. sponsored ADR	500	94,305
Dah Chong Hong Holdings Ltd.	47,000	57,078
Henderson Land Development Co. Ltd.	6,000	32,796
Hong Kong Exchanges and Clearing Ltd.	27,100	459,396
Lenovo Group Ltd.	48,000	32,271
Power Assets Holdings Ltd.	35,000	265,958
TOTAL HONG KONG		2,264,753
Hungary - 0.0%
Magyar Telekom PLC	11,000	25,599
India - 1.0%
Apollo Tyres Ltd.	8,934	10,477
Bank of Baroda	11,133	175,541
Bharti Airtel Ltd.	54,055	432,911
Housing Development Finance Corp. Ltd.	18,488	260,178
Indian Overseas Bank	43,467	91,094
Jain Irrigation Systems Ltd.	3,152	8,031
Jyothy Laboratories Ltd.	6,140	17,973
Punjab National Bank	2,820	57,448
Tata Consultancy Services Ltd.	9,254	210,508
Tata Steel Ltd.	6,075	59,823
Ultratech Cement Ltd.	4,746	112,057
TOTAL INDIA		1,436,041
Indonesia - 1.1%
PT Astra International Tbk	40,000	308,430
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Bank Negara Indonesia (Persero) Tbk	281,000	$ 125,933
PT Bank Rakyat Indonesia Tbk	439,000	330,061
PT Bank Tabungan Negara Tbk	425,000	68,412
PT Bumi Serpong Damai Tbk	627,900	64,613
PT Ciputra Development Tbk	779,000	42,712
PT Gadjah Tunggal Tbk	146,500	44,799
PT Indofood Sukses Makmur Tbk	213,000	126,437
PT Indosat Tbk	207,000	123,978
PT Summarecon Agung Tbk	260,000	34,025
PT Tower Bersama Infrastructure Tbk	318,000	74,009
PT XL Axiata Tbk	207,000	115,773
TOTAL INDONESIA		1,459,182
Ireland - 0.7%
CRH PLC sponsored ADR (d)	33,204	611,286
James Hardie Industries NV sponsored ADR (a)	11,165	362,081
TOTAL IRELAND		973,367
Israel - 0.2%
Azrieli Group	5,882	151,342
Check Point Software Technologies Ltd. (a)	2,100	121,023
Ituran Location & Control Ltd.	2,061	27,432
TOTAL ISRAEL		299,797
Italy - 1.5%
Azimut Holding SpA	4,314	33,731
ENI SpA	44,600	985,977
Fiat Industrial SpA (a)	32,899	287,060
Interpump Group SpA	28,825	185,652
Intesa Sanpaolo SpA	145,265	259,533
Saipem SpA	5,356	240,154
Telecom Italia SpA	119,900	149,210
TOTAL ITALY		2,141,317
Japan - 11.7%
ABC-Mart, Inc.	4,300	168,418
Aeon Credit Service Co. Ltd.	15,900	237,145
Air Water, Inc.	26,000	330,091
Aisin Seiki Co. Ltd.	5,500	173,971
Aozora Bank Ltd.	164,000	414,649
Asahi Co. Ltd.	800	17,726
Asahi Glass Co. Ltd.	19,000	166,403
Autobacs Seven Co. Ltd.	7,200	329,737
Common Stocks - continued
	Shares	Value
Japan - continued
Canon, Inc.	8,100	$ 367,769
Chubu Electric Power Co., Inc.	13,400	245,194
Credit Saison Co. Ltd.	14,300	279,084
Daikoku Denki Co. Ltd.	2,000	17,910
Daikokutenbussan Co. Ltd.	1,500	43,055
Denso Corp.	25,300	778,157
Dentsu, Inc.	7,300	219,833
Fanuc Corp.	6,100	986,437
Fast Retailing Co. Ltd.	1,300	233,556
FCC Co. Ltd.	2,300	48,601
GCA Savvian Group Corp.	16	18,730
Glory Ltd.	900	19,266
Goldcrest Co. Ltd.	860	15,780
Honda Motor Co. Ltd.	15,600	466,558
INPEX Corp.	46	303,735
Itochu Corp.	55,600	549,979
Japan Retail Fund Investment Corp.	318	492,318
Japan Tobacco, Inc.	196	979,765
JSR Corp.	13,000	248,203
JX Holdings, Inc.	61,500	358,276
Kamigumi Co. Ltd.	4,000	34,932
KDDI Corp.	87	637,388
Keyence Corp.	2,010	511,029
Kobayashi Pharmaceutical Co. Ltd.	6,800	337,114
Kyoto Kimono Yuzen Co. Ltd.	1,600	18,615
Meiko Network Japan Co. Ltd.	1,300	10,765
Miraial Co. Ltd.	300	4,662
Mitsubishi Corp.	13,200	271,519
Mitsubishi Tanabe Pharma Corp.	22,400	387,509
Nabtesco Corp.	2,400	52,571
Nagaileben Co. Ltd.	1,200	16,539
Nihon M&A Center, Inc.	6	33,871
Nihon Parkerizing Co. Ltd.	2,000	26,927
Nippon Seiki Co. Ltd.	3,000	30,145
Nippon Telegraph & Telephone Corp.	13,500	692,582
Nippon Thompson Co. Ltd.	8,000	51,534
Obic Co. Ltd.	1,430	270,391
ORIX Corp.	2,930	255,749
Osaka Securities Exchange Co. Ltd.	72	337,440
OSG Corp.	1,300	16,661
Santen Pharmaceutical Co. Ltd.	6,200	231,374
Seven & i Holdings Co., Ltd.	12,000	320,270
Common Stocks - continued
	Shares	Value
Japan - continued
Seven Bank Ltd.	8	$ 14,238
SHO-BOND Holdings Co. Ltd.	6,300	140,552
Shoei Co. Ltd.	1,100	7,403
The Nippon Synthetic Chemical Industry Co. Ltd.	5,000	27,779
Tokio Marine Holdings, Inc.	9,200	219,397
Tokyo Gas Co. Ltd.	98,000	422,074
Toray Industries, Inc.	40,000	284,732
Tsumura & Co.	1,200	33,754
Tsutsumi Jewelry Co. Ltd.	600	13,983
Unicharm Corp.	8,200	367,275
USS Co. Ltd.	9,880	816,876
West Japan Railway Co.	11,800	500,072
Yamatake Corp.	900	19,914
Yamato Kogyo Co. Ltd.	12,900	326,341
TOTAL JAPAN		16,254,323
Kazakhstan - 0.1%
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	8,100	137,538
Korea (South) - 4.2%
BS Financial Group, Inc. (a)	11,160	122,369
Cheil Worldwide, Inc.	6,620	107,992
CJ CheilJedang Corp.	153	42,065
CJ Corp.	2,289	163,382
Daum Communications Corp.	665	80,267
Doosan Co. Ltd.	1,290	162,511
GS Holdings Corp.	2,952	169,406
Hana Financial Group, Inc.	6,920	246,284
Hankook Tire Co. Ltd.	2,340	93,051
Hyundai Department Store Co. Ltd.	1,186	169,409
Hyundai Fire & Marine Insurance Co. Ltd.	2,950	85,101
Hyundai Heavy Industries Co. Ltd.	917	244,075
Hyundai Hysco Co. Ltd.	2,860	110,296
Hyundai Mobis	986	281,132
Hyundai Motor Co.	2,901	582,048
Industrial Bank of Korea	15,910	208,092
Kia Motors Corp.	4,180	266,988
Korea Zinc Co. Ltd.	286	83,516
KT&G Corp.	4,353	271,291
LG Chemical Ltd.	1	321
LIG Non-Life Insurance Co. Ltd.	3,220	68,289
Lotte Samkang Co. Ltd.	104	30,999
NCsoft Corp.	58	18,166
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Nong Shim Co. Ltd.	600	$ 117,135
Paradise Co. Ltd.	14,371	100,625
Samsung Card Co. Ltd.	3,154	117,749
Samsung Electronics Co. Ltd.	1,689	1,448,571
Shinhan Financial Group Co. Ltd.	8,060	319,890
SK Chemicals Co. Ltd.	1,642	104,655
TOTAL KOREA (SOUTH)		5,815,675
Luxembourg - 0.2%
GlobeOp Financial Services SA	5,400	24,750
Millicom International Cellular SA (depositary receipt)	1,700	187,352
TOTAL LUXEMBOURG		212,102
Malaysia - 0.1%
Axiata Group Bhd	117,600	185,873
Mexico - 0.7%
Embotelladoras Arca SAB de CC	19,200	91,098
Grupo Modelo SAB de CV Series C	51,500	326,666
Wal-Mart de Mexico SA de CV Series V	218,500	564,452
TOTAL MEXICO		982,216
Netherlands - 1.7%
Aalberts Industries NV	2,600	46,038
ASM International NV unit	650	18,343
ASML Holding NV	13,700	574,441
ING Groep NV:
(Certificaten Van Aandelen) (a)	56,010	482,931
sponsored ADR (a)	17,982	155,364
Koninklijke KPN NV	18,515	243,315
Koninklijke Philips Electronics NV	11,400	237,345
QIAGEN NV (a)	13,700	188,786
Unilever NV (Certificaten Van Aandelen) (Bearer) unit	9,200	317,664
Yandex NV	2,100	57,792
TOTAL NETHERLANDS		2,322,019
Nigeria - 0.1%
Guaranty Trust Bank PLC GDR (Reg. S)	23,046	106,012
Norway - 1.1%
Aker Solutions ASA	12,307	143,128
DnB NOR ASA	33,700	393,134
Common Stocks - continued
	Shares	Value
Norway - continued
Orkla ASA (A Shares) (d)	36,200	$ 315,342
Telenor ASA	36,000	642,719
TOTAL NORWAY		1,494,323
Panama - 0.1%
Copa Holdings SA Class A	2,000	138,140
Papua New Guinea - 0.0%
Oil Search Ltd.	2,098	14,314
Peru - 0.1%
Compania de Minas Buenaventura SA sponsored ADR	4,900	200,557
Philippines - 0.1%
Globe Telecom, Inc.	2,500	53,301
Jollibee Food Corp.	9,600	20,400
Megaworld Corp.	70,000	3,087
TOTAL PHILIPPINES		76,788
Poland - 0.1%
Polska Grupa Energetyczna SA	16,300	100,453
TVN SA	21,075	84,356
TOTAL POLAND		184,809
Portugal - 0.4%
Energias de Portugal SA	38,038	120,284
Jeronimo Martins SGPS SA	28,525	493,447
TOTAL PORTUGAL		613,731
Qatar - 0.0%
Commercial Bank of Qatar GDR (Reg. S)	3,576	16,401
Russia - 1.1%
Cherkizovo Group OJSC GDR (a)	3,818	53,247
Lukoil Oil Co. sponsored ADR	5,212	300,732
Mostotrest OAO (a)	5,300	30,466
Gazprom OAO sponsored ADR	14,921	173,233
NOVATEK OAO GDR	2,900	407,160
Rosneft Oil Co. OJSC GDR (Reg. S)	9,700	69,016
Sberbank of Russia (f)	122,300	331,865
TNK-BP Holding	5,700	15,595
Uralkali JSC GDR (Reg. S)	4,653	201,940
TOTAL RUSSIA		1,583,254
Singapore - 0.8%
Sakari Resources Ltd.	33,000	61,621
Common Stocks - continued
	Shares	Value
Singapore - continued
Singapore Telecommunications Ltd.	221,000	$ 558,557
United Overseas Bank Ltd.	31,746	430,402
Wing Tai Holdings Ltd.	12,000	12,168
TOTAL SINGAPORE		1,062,748
South Africa - 1.3%
African Bank Investments Ltd.	37,000	160,563
African Rainbow Minerals Ltd.	13,763	318,084
Clicks Group Ltd.	28,266	148,341
Foschini Ltd.	13,098	165,270
Imperial Holdings Ltd.	5,800	85,871
JSE Ltd.	28,200	249,725
Life Healthcare Group Holdings Ltd.	41,607	101,235
Mr Price Group Ltd.	34,600	333,082
MTN Group Ltd.	5,500	95,997
Northam Platinum Ltd.	18,107	70,157
TOTAL SOUTH AFRICA		1,728,325
Spain - 1.5%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	79,238	716,312
Grifols SA (a)	446	8,323
Inditex SA	4,959	451,295
Prosegur Compania de Seguridad SA (Reg.)	6,451	321,838
Red Electrica Corporacion SA	3,500	169,407
Repsol YPF SA	14,179	429,729
TOTAL SPAIN		2,096,904
Sweden - 1.1%
Fagerhult AB	5,900	138,913
H&M Hennes & Mauritz AB (B Shares)	18,196	602,575
Intrum Justitia AB	2,800	46,061
Swedish Match Co.	9,350	323,544
Tele2 AB (B Shares)	8,900	187,841
Telefonaktiebolaget LM Ericsson (B Shares)	23,067	240,362
TOTAL SWEDEN		1,539,296
Switzerland - 6.6%
Bank Sarasin & Co. Ltd. Series B (Reg.)	1,907	72,799
Nestle SA	63,792	3,700,093
Novartis AG sponsored ADR	4,000	225,880
Roche Holding AG (participation certificate)	14,705	2,424,721
Schindler Holding AG:
(participation certificate)	2,002	235,435
Common Stocks - continued
	Shares	Value
Switzerland - continued
Schindler Holding AG: - continued
(Reg.)	570	$ 67,097
Syngenta AG (Switzerland)	890	271,279
The Swatch Group AG (Bearer)	1,780	753,744
Transocean Ltd. (United States)	2,502	142,989
UBS AG (NY Shares) (a)	45,062	568,682
Zurich Financial Services AG	2,668	619,610
TOTAL SWITZERLAND		9,082,329
Taiwan - 1.3%
Catcher Technology Co. Ltd.	32,000	178,288
Chroma ATE, Inc.	32,116	64,078
Formosa Plastics Corp.	77,000	226,464
Hotai Motor Co. Ltd.	3,000	13,051
HTC Corp.	8,565	192,486
Kinsus Interconnect Technology Corp.	24,000	82,891
Leofoo Development Co. Ltd. (a)	45,000	29,619
President Chain Store Corp.	24,000	133,458
SIMPLO Technology Co. Ltd.	10,400	61,195
Taishin Financial Holdings Co. Ltd.	489,222	207,145
Taiwan Cement Corp.	173,179	216,280
Taiwan Semiconductor Manufacturing Co. Ltd.	145,035	353,432
TOTAL TAIWAN		1,758,387
Thailand - 0.8%
Advanced Info Service PCL (For. Reg.)	62,600	263,003
Asian Property Development PCL (For. Reg.)	428,660	62,653
Bangkok Expressway PCL (For.Reg.)	46,700	24,657
Banpu PCL (For. Reg.)	3,550	72,066
Charoen Pokphand Foods PCL (For. Reg.)	66,400	64,665
Krung Thai Bank PCL (For. Reg.)	174,500	85,391
PTT Global Chemical PCL (For. Reg.) (a)	8,911	18,791
PTT PCL (For. Reg.)	17,300	170,429
Siam Cement PCL (For. Reg.)	10,000	119,896
Siam Commercial Bank PCL (For. Reg.)	73,500	278,036
Total Access Communication PCL (For. Reg.)	200	476
TOTAL THAILAND		1,160,063
Turkey - 1.0%
Albaraka Turk Katilim Bankasi AS	21,000	22,208
Anadolu Efes Biracilik ve Malt Sanayii AS	10,000	121,589
Aygaz A/S	15,010	82,000
Boyner Buyuk Magazacilik A/S (a)	9,049	15,199
Common Stocks - continued
	Shares	Value
Turkey - continued
Coca-Cola Icecek AS	20,489	$ 278,092
Koc Holding AS	18,000	64,335
Tofas Turk Otomobil Fabrikasi AS	21,655	83,767
Tupras-Turkiye Petrol Rafinerileri AS	5,313	120,187
Turkiye Garanti Bankasi AS	151,200	533,572
TOTAL TURKEY		1,320,949
United Arab Emirates - 0.0%
Dubai Financial Market PJSC (a)	43,463	12,188
United Kingdom - 18.1%
Aegis Group PLC	54,149	119,477
AMEC PLC	1,801	26,806
Anglo American PLC (United Kingdom)	11,000	405,725
Aviva PLC	65,272	356,162
Babcock International Group PLC	36,100	409,005
Barclays PLC	185,919	576,446
Bellway PLC	2,828	32,291
BG Group PLC	67,077	1,463,300
BHP Billiton PLC ADR	30,000	1,889,100
BP PLC sponsored ADR	33,187	1,466,202
British American Tobacco PLC (United Kingdom)	7,400	339,356
British Land Co. PLC	24,600	201,963
Britvic PLC	8,000	42,444
Centrica PLC	49,175	234,640
Compass Group PLC	28,500	259,419
Dechra Pharmaceuticals PLC	3,500	27,581
Derwent London PLC	800	21,846
GlaxoSmithKline PLC sponsored ADR	49,300	2,208,147
Great Portland Estates PLC	6,372	38,162
H&T Group PLC	4,764	23,827
HSBC Holdings PLC sponsored ADR	9,151	399,533
Imperial Tobacco Group PLC	21,721	794,347
InterContinental Hotel Group PLC ADR	23,450	433,356
International Personal Finance PLC	13,642	60,157
International Power PLC	63,805	347,031
Johnson Matthey PLC	14,092	425,833
Kazakhmys PLC	9,000	134,244
Meggitt PLC	12,298	76,065
Micro Focus International PLC	3,800	20,754
National Grid PLC	65,397	650,301
Next PLC	3,700	152,091
Persimmon PLC	3,137	25,109
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Prudential PLC	54,997	$ 568,176
Reckitt Benckiser Group PLC	10,638	547,115
Reed Elsevier PLC	53,000	455,579
Rio Tinto PLC sponsored ADR	10,360	560,062
Rolls-Royce Group PLC	44,052	497,682
Rolls-Royce Group PLC Class C	3,039,588	4,888
Rotork PLC	9,403	254,653
Royal Dutch Shell PLC Class A sponsored ADR	43,000	3,049,130
SABMiller PLC	15,463	564,867
Scottish & Southern Energy PLC	21,452	463,668
Serco Group PLC	42,839	357,903
Shaftesbury PLC	21,733	176,153
Spectris PLC	1,770	36,208
Spirax-Sarco Engineering PLC	2,404	74,152
Standard Chartered PLC (United Kingdom)	32,873	771,320
Ted Baker PLC	3,075	38,140
Tesco PLC	112,083	724,162
Ultra Electronics Holdings PLC	1,400	35,844
Unite Group PLC	60,302	171,457
Victrex PLC	9,318	190,312
Vodafone Group PLC sponsored ADR	65,347	1,819,260
TOTAL UNITED KINGDOM		25,021,451
United States of America - 5.7%
Allergan, Inc.	2,600	218,712
ANSYS, Inc. (a)	300	16,308
Autoliv, Inc.	7,700	444,829
Berkshire Hathaway, Inc. Class B (a)	6,845	532,952
Broadridge Financial Solutions, Inc.	690	15,353
Cognizant Technology Solutions Corp. Class A (a)	1,910	138,953
Cymer, Inc. (a)	4,150	180,318
Dril-Quip, Inc. (a)	490	31,899
eBay, Inc. (a)	8,164	259,860
Evercore Partners, Inc. Class A	920	25,245
Freeport-McMoRan Copper & Gold, Inc.	1,300	52,338
Google, Inc. Class A (a)	520	308,173
Greenhill & Co., Inc.	300	11,334
ION Geophysical Corp. (a)	35,141	267,774
JPMorgan Chase & Co.	5,298	184,158
Juniper Networks, Inc. (a)	19,260	471,292
Kansas City Southern (a)	920	58,116
Lam Research Corp. (a)	4,708	202,397
Common Stocks - continued
	Shares	Value
United States of America - continued
Martin Marietta Materials, Inc.	2,190	$ 158,052
MasterCard, Inc. Class A	2,009	697,605
Mead Johnson Nutrition Co. Class A	8,000	574,800
Mohawk Industries, Inc. (a)	6,930	364,865
Nuance Communications, Inc. (a)	4,251	112,566
Oceaneering International, Inc.	820	34,301
Philip Morris International, Inc.	11,700	817,479
PriceSmart, Inc.	1,400	106,456
ResMed, Inc. (a)	10,370	293,471
Solera Holdings, Inc.	3,121	170,500
Solutia, Inc. (a)	884	14,365
SS&C Technologies Holdings, Inc. (a)	954	15,130
Union Pacific Corp.	4,700	467,979
Visa, Inc. Class A	6,901	643,587
TOTAL UNITED STATES OF AMERICA		7,891,167
TOTAL COMMON STOCKS (Cost $138,836,607)		133,653,906
Nonconvertible Preferred Stocks - 0.2%

Germany - 0.1%
Volkswagen AG	1,034	181,445
Italy - 0.1%
Telecom Italia SpA (Risparmio Shares)	143,000	150,094
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $392,992)		331,539
Money Market Funds - 3.6%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	4,609,098	$ 4,609,098
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	363,225	363,225
TOTAL MONEY MARKET FUNDS (Cost $4,972,323)		4,972,323
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $144,201,922)		138,957,768
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(468,208)
NET ASSETS - 100%		$ 138,489,560
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $121,871 or 0.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 181
Fidelity Securities Lending Cash Central Fund	31,105
Total	$ 31,286
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 25,021,451	$ 22,531,010	$ 2,490,441	$ -
Japan	16,254,323	-	16,254,323	-
Switzerland	9,082,329	8,811,050	271,279	-
Germany	8,267,853	7,754,156	513,697	-
United States of America	7,891,167	7,891,167	-	-
France	6,728,675	5,233,865	1,494,810	-
Australia	6,010,403	220,883	5,789,520	-
Korea (South)	5,815,675	-	5,815,675	-
Brazil	5,687,535	5,687,535	-	-
Other	43,226,034	25,351,417	17,874,617	-
Money Market Funds	4,972,323	4,972,323	-	-
Total Investments in Securities:	$ 138,957,768	$ 88,453,406	$ 50,504,362	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $33,183,732 of which $8,618,744, $15,708,944 and $8,856,044 will expire in fiscal 2016, 2017 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $332,595) - See accompanying schedule: Unaffiliated issuers (cost $139,229,599)	$ 133,985,445
Fidelity Central Funds (cost $4,972,323)	4,972,323
Total Investments (cost $144,201,922)		$ 138,957,768
Foreign currency held at value (cost $450,490)		463,177
Receivable for investments sold		1,171,368
Receivable for fund shares sold		684,946
Dividends receivable		284,271
Distributions receivable from Fidelity Central Funds		1,137
Prepaid expenses		689
Receivable from investment adviser for expense reductions		57,911
Other receivables		29,554
Total assets		141,650,821

Liabilities
Payable to custodian bank	$ 54,666
Payable for investments purchased Regular delivery	1,969,977
Delayed delivery	55,088
Payable for fund shares redeemed	506,258
Accrued management fee	77,502
Distribution and service plan fees payable	2,583
Other affiliated payables	30,824
Other payables and accrued expenses	101,138
Collateral on securities loaned, at value	363,225
Total liabilities		3,161,261

Net Assets		$ 138,489,560
Net Assets consist of:
Paid in capital		$ 176,367,284
Undistributed net investment income		1,552,849
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(34,194,366)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,236,207)
Net Assets		$ 138,489,560

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,307,161 ÷ 645,276 shares)	$ 6.67

Maximum offering price per share (100/94.25 of $6.67)	$ 7.08
Class T: Net Asset Value and redemption price per share ($996,899 ÷ 148,175 shares)	$ 6.73

Maximum offering price per share (100/96.50 of $6.73)	$ 6.97
Class B: Net Asset Value and offering price per share ($254,279 ÷ 38,057 shares)A	$ 6.68

Class C: Net Asset Value and offering price per share ($1,395,692 ÷ 209,094 shares)A	$ 6.67

Total International Equity: Net Asset Value, offering price and redemption price per share ($131,338,267 ÷ 19,645,402 shares)	$ 6.69

Institutional Class: Net Asset Value, offering price and redemption price per share ($197,262 ÷ 29,577 shares)	$ 6.67

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 3,448,845
Interest		1,597
Income from Fidelity Central Funds		31,286
Income before foreign taxes withheld		3,481,728
Less foreign taxes withheld		(260,512)
Total income		3,221,216

Expenses
Management fee Basic fee	$ 797,169
Performance adjustment	(22,587)
Transfer agent fees	274,385
Distribution and service plan fees	36,441
Accounting and security lending fees	58,516
Custodian fees and expenses	310,251
Independent trustees' compensation	597
Registration fees	80,712
Audit	106,913
Legal	401
Miscellaneous	731
Total expenses before reductions	1,643,529
Expense reductions	(287,161)	1,356,368
Net investment income (loss)		1,864,848
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,922,239)
Foreign currency transactions	(75,788)
Total net realized gain (loss)		(8,998,027)
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,598,208)
Assets and liabilities in foreign currencies	299
Total change in net unrealized appreciation (depreciation)		(8,597,909)
Net gain (loss)		(17,595,936)
Net increase (decrease) in net assets resulting from operations		$ (15,731,088)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,864,848	$ 773,945
Net realized gain (loss)	(8,998,027)	1,906,137
Change in net unrealized appreciation (depreciation)	(8,597,909)	5,447,726
Net increase (decrease) in net assets resulting from operations	(15,731,088)	8,127,808
Distributions to shareholders from net investment income	(953,041)	(411,223)
Distributions to shareholders from net realized gain	(220,294)	(169,935)
Total distributions	(1,173,335)	(581,158)
Share transactions - net increase (decrease)	86,742,563	18,410,630
Redemption fees	14,195	6,300
Total increase (decrease) in net assets	69,852,335	25,963,580

Net Assets
Beginning of period	68,637,225	42,673,645
End of period (including undistributed net investment income of $1,552,849 and undistributed net investment income of $724,017, respectively)	$ 138,489,560	$ 68,637,225

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.36	$ 6.40	$ 4.90	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.11	.08	.06	.11
Net realized and unrealized gain (loss)	(.69)	.95	1.55	(5.21)
Total from investment operations	(.58)	1.03	1.61	(5.10)
Distributions from net investment income	(.09)	(.04)	(.11)	-
Distributions from net realized gain	(.02)	(.03)	-	-
Total distributions	(.11)	(.07)	(.11)	-
Redemption fees added to paid in capital C,H	-	-	-	-
Net asset value, end of period	$ 6.67	$ 7.36	$ 6.40	$ 4.90
Total Return A,B	(8.03)%	16.17%	33.87%	(51.00)%
Ratios to Average Net Assets D,G
Expenses before reductions	1.73%	2.02%	2.09%	2.00%
Expenses net of fee waivers, if any	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.42%	1.47%	1.47%	1.48%
Net investment income (loss)	1.44%	1.15%	1.13%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,307	$ 5,029	$ 3,727	$ 5,944
Portfolio turnover rate E	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.41	$ 6.40	$ 4.88	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.09	.06	.04	.09
Net realized and unrealized gain (loss)	(.68)	.95	1.57	(5.21)
Total from investment operations	(.59)	1.01	1.61	(5.12)
Distributions from net investment income	(.07)	-	(.09)	-
Distributions from net realized gain	(.02)	-	-	-
Total distributions	(.09)	-	(.09)	-
Redemption fees added to paid in capital C,H	-	-	-	-
Net asset value, end of period	$ 6.73	$ 7.41	$ 6.40	$ 4.88
Total Return A,B	(8.08)%	15.78%	33.74%	(51.20)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.02%	2.31%	2.34%	2.42%
Expenses net of fee waivers, if any	1.70%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.67%	1.72%	1.72%	1.73%
Net investment income (loss)	1.19%	.90%	.88%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 997	$ 1,004	$ 1,526	$ 2,567
Portfolio turnover rate E	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.37	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05	.03	.02	.05
Net realized and unrealized gain (loss)	(.68)	.95	1.56	(5.19)
Total from investment operations	(.63)	.98	1.58	(5.14)
Distributions from net investment income	(.04)	-	(.05)	-
Distributions from net realized gain	(.02)	-	-	-
Total distributions	(.06)	-	(.05)	-
Redemption fees added to paid in capital C,H	-	-	-	-
Net asset value, end of period	$ 6.68	$ 7.37	$ 6.39	$ 4.86
Total Return A,B	(8.66)%	15.34%	32.95%	(51.40)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.51%	2.81%	2.82%	2.92%
Expenses net of fee waivers, if any	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.22%	2.22%	2.24%
Net investment income (loss)	.69%	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 254	$ 327	$ 1,337	$ 2,505
Portfolio turnover rate E	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.36	$ 6.39	$ 4.86	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.05	.03	.02	.05
Net realized and unrealized gain (loss)	(.69)	.94	1.56	(5.19)
Total from investment operations	(.64)	.97	1.58	(5.14)
Distributions from net investment income	(.03)	-	(.05)	-
Distributions from net realized gain	(.02)	-	-	-
Total distributions	(.05)	-	(.05)	-
Redemption fees added to paid in capital C,H	-	-	-	-
Net asset value, end of period	$ 6.67	$ 7.36	$ 6.39	$ 4.86
Total Return A,B	(8.72)%	15.18%	33.10%	(51.40)%
Ratios to Average Net Assets D,G
Expenses before reductions	2.51%	2.80%	2.85%	2.92%
Expenses net of fee waivers, if any	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.17%	2.22%	2.22%	2.23%
Net investment income (loss)	.69%	.40%	.38%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,396	$ 1,423	$ 1,714	$ 2,787
Portfolio turnover rate E	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 1, 2007 (commencement of operations) to October 31, 2008.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Total International Equity

Years ended October 31,	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.37	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.12	.09	.07	.13
Net realized and unrealized gain (loss)	(.68)	.96	1.55	(5.21)
Total from investment operations	(.56)	1.05	1.62	(5.08)
Distributions from net investment income	(.10)	(.06)	(.12)	(.01)
Distributions from net realized gain	(.02)	(.03)	-	-
Total distributions	(.12)	(.09)	(.12)	(.01)
Redemption fees added to paid in capital B,G	-	-	-	-
Net asset value, end of period	$ 6.69	$ 7.37	$ 6.41	$ 4.91
Total Return A	(7.70)%	16.45%	34.23%	(50.87)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.42%	1.79%	1.87%	1.89%
Expenses net of fee waivers, if any	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.17%	1.22%	1.22%	1.23%
Net investment income (loss)	1.69%	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 131,338	$ 60,826	$ 33,061	$ 23,226
Portfolio turnover rate D	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.35	$ 6.41	$ 4.91	$ 10.00
Income from Investment Operations
Net investment income (loss) B	.12	.10	.07	.13
Net realized and unrealized gain (loss)	(.68)	.95	1.55	(5.21)
Total from investment operations	(.56)	1.05	1.62	(5.08)
Distributions from net investment income	(.10)	(.08)	(.12)	(.01)
Distributions from net realized gain	(.02)	(.03)	-	-
Total distributions	(.12)	(.11)	(.12)	(.01)
Redemption fees added to paid in capital B,G	-	-	-	-
Net asset value, end of period	$ 6.67	$ 7.35	$ 6.41	$ 4.91
Total Return A	(7.72)%	16.48%	34.23%	(50.87)%
Ratios to Average Net Assets C,F
Expenses before reductions	1.48%	1.82%	1.80%	1.91%
Expenses net of fee waivers, if any	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.17%	1.23%	1.22%	1.23%
Net investment income (loss)	1.69%	1.40%	1.38%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 197	$ 28	$ 1,308	$ 2,733
Portfolio turnover rate D	75%	67%	98%	91%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E For the period November 1, 2007 (commencement of operations) to October 31, 2008.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,855,689
Gross unrealized depreciation	(14,110,478)
Net unrealized appreciation (depreciation) on securities and other investments	$ (6,254,789)

Tax Cost	$ 145,212,557

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,552,850
Capital loss carryforward	$ (33,183,732)
Net unrealized appreciation (depreciation)	$ (6,246,842)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 1,173,335	$ 581,158

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $169,182,591 and $84,756,770, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 12,983	$ 1,616
Class T	.25%	.25%	5,374	38
Class B	.75%	.25%	3,026	2,283
Class C	.75%	.25%	15,058	2,823
			$ 36,441	$ 6,760

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,591
Class T	454
Class B*	305
Class C*	219
$ 3,569

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,366.28
Class T	3,388.32
Class B	928.31
Class C	4,603.31
Total International Equity	250,636.24
Institutional Class	464.30
	$ 274,385

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $901 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $320 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

8. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $31,105. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2012. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.45%	$ 14,721
Class T	1.70%	3,433
Class B	2.20%	954
Class C	2.20%	4,689
Total International Equity	1.20%	229,885
Institutional Class	1.20%	437
		$ 254,119

In addition, FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $1,529.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $31,513 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 61,018	$ 26,391
Class T	9,414	-
Class B	1,488	-
Class C	6,263	-
Total International Equity	873,280	382,451
Institutional Class	1,578	2,381
Total	$ 953,041	$ 411,223
From net realized gain
Class A	$ 16,196	$ 14,995
Class T	3,213	-
Class B	1,016	-
Class C	4,485	-
Total International Equity	195,026	154,214
Institutional Class	358	726
Total	$ 220,294	$ 169,935

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	231,083	443,125	$ 1,708,687	$ 2,924,922
Reinvestment of distributions	10,039	5,568	74,076	37,804
Shares redeemed	(279,366)	(347,260)	(2,035,449)	(2,296,503)
Net increase (decrease)	(38,244)	101,433	$ (252,686)	$ 666,223
Class T
Shares sold	37,121	121,719	$ 276,509	$ 807,663
Reinvestment of distributions	1,678	-	12,524	-
Shares redeemed	(25,970)	(224,749)	(191,826)	(1,531,457)
Net increase (decrease)	12,829	(103,030)	$ 97,207	$ (723,794)
Class B
Shares sold	3,282	30,066	$ 24,631	$ 198,826
Reinvestment of distributions	331	-	2,469	-
Shares redeemed	(9,973)	(194,792)	(73,676)	(1,332,260)
Net increase (decrease)	(6,360)	(164,726)	$ (46,576)	$ (1,133,434)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	66,879	86,496	$ 498,161	$ 580,588
Reinvestment of distributions	1,425	-	10,610	-
Shares redeemed	(52,554)	(161,545)	(388,669)	(1,102,805)
Net increase (decrease)	15,750	(75,049)	$ 120,102	$ (522,217)
Total International Equity
Shares sold	16,784,298	6,833,012	$ 125,543,898	$ 45,955,028
Reinvestment of distributions	135,624	74,043	1,000,533	502,009
Shares redeemed	(5,532,363)	(3,806,841)	(39,913,646)	(24,965,317)
Net increase (decrease)	11,387,559	3,100,214	$ 86,630,785	$ 21,491,720
Institutional Class
Shares sold	26,909	377	$ 202,383	$ 2,481
Reinvestment of distributions	263	460	1,936	3,106
Shares redeemed	(1,422)	(201,123)	(10,588)	(1,373,455)
Net increase (decrease)	25,750	(200,286)	$ 193,731	$ (1,367,868)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed in December 2010 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/06/10 12/31/10	$0.085 0.015	$0.0112 0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.
Annual Report

Fidelity Total International Equity Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Total International Equity Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and the retail class ranked below its competitive median for 2010, the total expense ratio of Class C ranked equal to its competitive median for 2010, and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors
(U.K.) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

ATIEI-UANN-1211
1.853356.103

(Fidelity Logo)

Fidelity Advisor®

Worldwide Fund

Class A, Class T, Class B, and Class C

Annual Report

October 31, 2011

(Fidelity Cover Art)

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are
classes of Fidelity® Worldwide Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fundperformance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-2.98%	0.26%	5.81%
Class T (incl. 3.50% sales charge) B	-0.98%	0.59%	5.98%
Class B (incl. contingent deferred sales charge) C	-2.81%	0.74%	6.23%
Class C (incl. contingent deferred sales charge) D	1.19%	1.06%	6.23%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity® Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity Worldwide Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 19, 2009 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Worldwide Fund - Class A, on October 31, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® World Index performed over the same period. The initial offering of Class A took place on February 19, 2009. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about sovereign debt in Europe, a devastating earthquake/tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth caused markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as better-than-expected U.S. economic data and prospects for a resolution to the European debt debacle prompted buyers to storm back onto the scene in search of bargains. Those gains - along with favorable currency fluctuations overall - helped lift the MSCI® ACWI® (All Country World Index) Index 0.75% for the year. Within the index, Europe and emerging markets declined the most, with many countries in these areas sustaining steep losses. By contrast, the U.S. (+8%), which dominates the index, delivered a positive result, as did Australia (+4%) and Switzerland (+3%). Japan showed resilience in the wake of its natural disasters, falling only 2%.

Comments from William Kennedy, Lead Portfolio Manager of Fidelity Advisor® Worldwide Fund and manager of its non-U.S. equity subportfolio, and Co-Portfolio Manager Stephen DuFour, who manages the fund's U.S. equity subportfolio: For the 12 months ending October 31, 2011, the fund's Class A, Class T, Class B and Class C shares returned 2.94%, 2.61%, 2.19% and 2.19%, respectively (excluding sales charges), compared to 2.12% for the MSCI® World Index. Stock selection aided relative results, particularly in the U.S., but also in Japan and Canada. Standouts included Green Mountain Coffee Roasters, maker of the Keurig® coffee system, whose stock rallied during our ownership, following the launch of a new machine and new brands. Shares of beauty products company Estee Lauder benefited from growing overseas demand, product introductions and improved operations. Card processor MasterCard saw a sizable share price gain, fueled by strong volume growth as more payments worldwide were made with plastic. Conversely, security selection and currency exposure in emerging markets detracted, as did positioning in Europe and Asia Pacific ex Japan. The fund's small cash position also hurt. Individual disappointments included France-based network equipment company Alcatel-Lucent, whose stock declined when the company failed to execute on its turnaround plan. Untimely ownership of commercial roofing supplier Carlisle Companies detracted, as did our lack of exposure to tech giant and index component International Business Machines, which rallied nicely. Some of the stocks mentioned were not in the index, and some were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Worldwide Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.39%
Actual		$ 1,000.00	$ 874.80	$ 6.57
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 7.07
Class T	1.69%
Actual		$ 1,000.00	$ 873.20	$ 7.98
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.59
Class B	2.12%
Actual		$ 1,000.00	$ 871.50	$ 10.00
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
Class C	2.14%
Actual		$ 1,000.00	$ 871.70	$ 10.10
HypotheticalA		$ 1,000.00	$ 1,014.42	$ 10.87
Worldwide	1.05%
Actual		$ 1,000.00	$ 876.50	$ 4.97
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Institutional Class	1.11%
Actual		$ 1,000.00	$ 876.20	$ 5.25
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Worldwide Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United States of America	52.8%
United Kingdom	9.8%
Japan	7.0%
France	4.3%
Switzerland	3.2%
Germany	2.7%
Canada	2.1%
Netherlands	1.6%
Australia	1.5%
Other	15.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United States of America	48.4%
United Kingdom	9.9%
Japan	7.4%
France	5.9%
Germany	4.1%
Canada	3.2%
Switzerland	2.4%
Netherlands	2.1%
Australia	1.9%
Other	14.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	94.8
Bonds	0.0	0.1
Short-Term Investments and Net Other Assets	3.4	5.1
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Intuit, Inc. (United States of America, Software)	2.7	1.1
Citigroup, Inc. (United States of America, Diversified Financial Services)	2.6	0.0
Edwards Lifesciences Corp. (United States of America, Health Care Equipment & Supplies)	2.2	1.1
Exxon Mobil Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.1	1.8
MasterCard, Inc. Class A (United States of America, IT Services)	2.1	0.5
Prologis, Inc. (United States of America, Real Estate Investment Trusts)	1.8	0.0
Union Pacific Corp. (United States of America, Road & Rail)	1.8	0.0
Apple, Inc. (United States of America, Computers & Peripherals)	1.8	1.3
Perrigo Co. (United States of America, Pharmaceuticals)	1.6	1.2
British American Tobacco PLC	1.6	0.3
	20.3
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.2	14.2
Consumer Discretionary	14.7	14.7
Information Technology	14.3	15.6
Energy	11.4	12.6
Health Care	10.7	12.1
Consumer Staples	9.4	7.2
Industrials	9.2	9.5
Materials	4.3	5.0
Telecommunication Services	3.0	3.0
Utilities	1.4	1.0

Annual Report

Fidelity Worldwide Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
Australia - 1.5%
Australia & New Zealand Banking Group Ltd.	244,941	$ 5,535,316
carsales.com Ltd. (d)	238,660	1,233,872
Commonwealth Bank of Australia	73,520	3,777,086
Fortescue Metals Group Ltd.	218,016	1,095,164
Macquarie Group Ltd.	17,973	462,782
Newcrest Mining Ltd.	92,133	3,256,459
WorleyParsons Ltd.	61,305	1,779,531
TOTAL AUSTRALIA		17,140,210
Austria - 0.0%
Osterreichische Elektrizitatswirtschafts AG	6,500	189,217
Bailiwick of Guernsey - 0.1%
Ashmore Global Opportunities Ltd. (United Kingdom)	49,599	550,379
Bailiwick of Jersey - 0.9%
Experian PLC	176,600	2,301,886
Shire PLC	132,800	4,168,784
Velti PLC (a)	32,500	273,650
Wolseley PLC	106,760	3,087,012
TOTAL BAILIWICK OF JERSEY		9,831,332
Belgium - 0.1%
Anheuser-Busch InBev SA NV	26,911	1,492,596
Bermuda - 0.4%
African Minerals Ltd. (a)	177,200	1,258,868
Cheung Kong Infrastructure Holdings Ltd.	401,000	2,148,044
Li & Fung Ltd.	516,000	994,432
Noble Group Ltd.	529,363	646,120
TOTAL BERMUDA		5,047,464
Brazil - 1.0%
Anhanguera Educacional Participacoes SA	113,300	1,665,982
Arezzo Industria e Comercio SA	51,200	676,823
Itau Unibanco Banco Multiplo SA sponsored ADR	78,300	1,497,096
Qualicorp SA	341,000	3,117,692
Souza Cruz Industria Comerico	199,500	2,446,698
TIM Participacoes SA sponsored ADR	82,378	2,145,123
TOTAL BRAZIL		11,549,414
British Virgin Islands - 0.2%
Arcos Dorados Holdings, Inc.	45,500	1,064,700
Mail.ru Group Ltd. GDR (Reg. S)	43,800	1,508,910
TOTAL BRITISH VIRGIN ISLANDS		2,573,610
Canada - 2.1%
Canadian Natural Resources Ltd.	34,200	1,206,272
InterOil Corp. (a)	10,500	498,855
Keyera Corp.	401,000	18,291,087

	Shares	Value
Open Text Corp. (a)	41,800	$ 2,558,277
Trinidad Drilling Ltd.	206,900	1,618,920
TOTAL CANADA		24,173,411
Cayman Islands - 1.3%
Airtac International Group	156,000	873,143
Belle International Holdings Ltd.	668,000	1,310,100
Biostime International Holdings Ltd.	496,500	885,400
Bosideng International Holdings Ltd.	2,392,000	659,415
China Kanghui Holdings sponsored ADR (a)(d)	105,800	1,657,886
China Mengniu Dairy Co. Ltd.	386,000	1,229,987
China ZhengTong Auto Services Holdings Ltd.	934,000	1,011,347
Ctrip.com International Ltd. sponsored ADR (a)(d)	52,800	1,840,608
Hengdeli Holdings Ltd.	1,388,000	622,264
Microport Scientific Corp.	738,000	417,124
Sands China Ltd. (a)	1,038,800	3,121,789
Shenguan Holdings Group Ltd.	1,912,000	1,027,233
TOTAL CAYMAN ISLANDS		14,656,296
China - 0.7%
Baidu.com, Inc. sponsored ADR (a)	25,000	3,504,500
China Telecom Corp. Ltd. (H Shares)	2,586,000	1,596,615
SINA Corp. (a)(d)	18,600	1,511,994
Zhaojin Mining Industry Co. Ltd. (H Shares)	511,000	912,331
TOTAL CHINA		7,525,440
Curacao - 0.5%
Schlumberger Ltd.	72,000	5,289,840
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)	12,322	13,673
Denmark - 0.9%
Novo Nordisk A/S Series B	54,816	5,820,540
William Demant Holding A/S (a)	51,300	4,093,123
TOTAL DENMARK		9,913,663
Finland - 0.4%
Amer Group PLC (A Shares)	79,900	1,104,630
Nokian Tyres PLC	78,500	2,884,290
TOTAL FINLAND		3,988,920
France - 4.3%
Air Liquide SA	18,600	2,413,176
Arkema SA	26,330	1,801,317
Atos Origin SA	55,730	2,700,909
AXA SA	231,637	3,773,020
BNP Paribas SA	77,588	3,527,237
Club Mediterranee SA (a)	26,800	508,484
Danone	76,600	5,332,139
Iliad SA	38,014	4,449,549
Ipsos SA	3,300	108,372
JC Decaux SA (a)	37,500	1,004,971
Common Stocks - continued
	Shares	Value
France - continued
LVMH Moet Hennessy - Louis Vuitton	33,579	$ 5,588,015
Pernod-Ricard SA	17,814	1,664,064
PPR SA	21,450	3,351,398
Safran SA	51,200	1,677,154
Sanofi-aventis	59,011	4,222,200
Sanofi-aventis sponsored ADR	70,000	2,502,500
Schneider Electric SA	24,592	1,451,502
Societe Generale Series A	55,400	1,617,696
Unibail-Rodamco	6,389	1,277,631
TOTAL FRANCE		48,971,334
Germany - 2.2%
Aareal Bank AG (a)	69,248	1,407,777
Allianz AG	22,281	2,504,084
Bayer AG	46,647	2,988,564
Bayerische Motoren Werke AG (BMW)	42,702	3,490,168
Commerzbank AG (a)	260,100	641,795
Deutsche Bank AG	64,100	2,650,826
Fresenius Medical Care AG & Co. KGaA	52,700	3,839,525
GEA Group AG	52,982	1,463,870
Gerry Weber International AG (Bearer)	19,400	604,072
Kabel Deutschland Holding AG (a)	54,900	3,134,774
Siemens AG	20,658	2,165,703
TOTAL GERMANY		24,891,158
Hong Kong - 0.7%
AIA Group Ltd.	1,010,800	3,090,763
China Unicom (Hong Kong) Ltd.	776,000	1,560,238
I.T Ltd.	798,000	496,991
Techtronic Industries Co. Ltd.	3,575,500	3,093,641
TOTAL HONG KONG		8,241,633
India - 0.8%
Apollo Hospitals Enterprise Ltd.	164,788	1,756,036
Bharti Airtel Ltd.	350,401	2,806,264
Housing Development Finance Corp. Ltd.	166,070	2,337,075
Larsen & Toubro Ltd.	16,958	489,178
Shriram Transport Finance Co. Ltd.	41,265	516,600
The Jammu & Kashmir Bank Ltd.	30,114	519,252
Titan Industries Ltd.	175,420	779,023
TOTAL INDIA		9,203,428
Indonesia - 0.3%
PT Astra International Tbk	82,000	632,282
PT Sarana Menara Nusantara Tbk (a)	913,000	923,098
PT Tower Bersama Infrastructure Tbk	3,992,500	929,188
PT XL Axiata Tbk	1,171,500	655,208
TOTAL INDONESIA		3,139,776
Ireland - 0.6%
Accenture PLC Class A	43,600	2,627,336

	Shares	Value
James Hardie Industries NV CDI (a)	297,856	$ 1,929,373
Kenmare Resources PLC (a)	321,500	209,762
Paddy Power PLC (Ireland)	45,700	2,529,769
TOTAL IRELAND		7,296,240
Israel - 0.3%
Check Point Software Technologies Ltd. (a)	32,400	1,867,212
Israel Chemicals Ltd.	81,400	979,495
TOTAL ISRAEL		2,846,707
Italy - 0.6%
Intesa Sanpaolo SpA	509,546	910,362
Prada SpA	144,900	716,306
Prysmian SpA	104,600	1,585,078
Saipem SpA	84,317	3,780,636
TOTAL ITALY		6,992,382
Japan - 7.0%
ABC-Mart, Inc.	84,500	3,309,601
Aozora Bank Ltd.	566,000	1,431,046
Asics Corp.	200,000	2,651,771
Calbee, Inc. (d)	42,800	1,951,360
Canon, Inc.	94,450	4,288,371
Cosmos Pharmaceutical Corp.	47,300	2,194,224
Credit Saison Co. Ltd.	76,100	1,485,195
DeNA Co. Ltd.	46,400	2,002,954
Denso Corp.	69,500	2,137,626
Digital Garage, Inc. (a)	170	556,650
Don Quijote Co. Ltd.	84,700	3,103,052
Fanuc Corp.	21,200	3,428,272
Honda Motor Co. Ltd.	108,200	3,235,999
Japan Retail Fund Investment Corp.	157	243,063
Japan Tobacco, Inc.	1,306	6,528,435
JS Group Corp.	91,700	1,923,116
JSR Corp.	126,300	2,411,388
Kakaku.com, Inc.	43,300	1,714,683
KDDI Corp.	618	4,527,650
Keyence Corp.	10,400	2,644,131
Misumi Group, Inc.	70,500	1,467,103
Mitsubishi Corp.	136,300	2,803,636
Mitsubishi Estate Co. Ltd.	87,000	1,473,711
Mitsubishi UFJ Financial Group, Inc.	837,800	3,641,492
ORIX Corp.	73,700	6,433,011
Rakuten, Inc.	3,737	4,097,156
So-net M3, Inc.	320	1,447,362
SOFTBANK CORP.	59,800	1,941,095
Start Today Co. Ltd.	165,300	3,497,242
Tokyo Electron Ltd.	19,400	1,031,892
TOTAL JAPAN		79,602,287
Korea (South) - 1.1%
Hyundai Motor Co.	11,637	2,334,815
Kia Motors Corp.	27,270	1,741,809
Common Stocks - continued
	Shares	Value
Korea (South) - continued
LG Household & Health Care Ltd.	3,087	$ 1,389,000
NHN Corp. (a)	3,893	809,131
Orion Corp.	6,624	3,540,417
Samsung Electronics Co. Ltd.	1,927	1,652,691
Shinhan Financial Group Co. Ltd.	22,350	887,039
TOTAL KOREA (SOUTH)		12,354,902
Luxembourg - 0.6%
Brait SA	516,600	1,236,773
Millicom International Cellular SA	11,500	1,263,850
Millicom International Cellular SA (depositary receipt)	27,200	2,997,630
Samsonite International SA	934,200	1,520,025
TOTAL LUXEMBOURG		7,018,278
Mexico - 0.2%
Wal-Mart de Mexico SA de CV Series V	1,042,400	2,692,836
Netherlands - 1.6%
AEGON NV (a)	292,700	1,396,073
ASML Holding NV	60,800	2,549,344
Gemalto NV	106,288	4,849,622
ING Groep NV (Certificaten Van Aandelen) (a)	654,400	5,642,383
Koninklijke Philips Electronics NV	77,500	1,613,528
Randstad Holdings NV	45,325	1,616,744
TOTAL NETHERLANDS		17,667,694
Norway - 0.5%
Aker Solutions ASA	105,900	1,231,594
DnB NOR ASA	367,800	4,290,648
TOTAL NORWAY		5,522,242
Philippines - 0.1%
Alliance Global Group, Inc.	6,500,000	1,616,043
Poland - 0.2%
Eurocash SA	232,100	1,860,945
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	279,659	1,282,610
Singapore - 0.1%
Avago Technologies Ltd.	41,000	1,384,570
South Africa - 0.4%
AngloGold Ashanti Ltd. sponsored ADR	44,700	2,020,887
Sanlam Ltd.	311,800	1,164,884
Shoprite Holdings Ltd.	125,400	1,837,793
TOTAL SOUTH AFRICA		5,023,564
Spain - 0.7%
Banco Bilbao Vizcaya Argentaria SA	135,154	1,216,551
Banco Santander SA:
rights 10/31/11	356,566	61,681
(Spain)	356,566	3,018,362
Inditex SA	17,582	1,600,055

	Shares	Value
Prosegur Compania de Seguridad SA (Reg.)	19,900	$ 992,803
Viscofan Envolturas Celulosicas SA	31,300	1,204,620
TOTAL SPAIN		8,094,072
Sweden - 0.6%
Elekta AB (B Shares)	13,000	520,235
Intrum Justitia AB	14,200	233,597
Meda AB (A Shares)	107,400	1,097,137
Swedbank AB (A Shares)	195,000	2,747,237
Swedish Match Co.	65,600	2,269,997
TOTAL SWEDEN		6,868,203
Switzerland - 3.2%
ACE Ltd.	41,000	2,958,150
Adecco SA (Reg.)	34,229	1,654,210
Compagnie Financiere Richemont SA Series A	16,640	952,835
Kuehne & Nagel International AG	10,620	1,322,735
Nestle SA	164,083	9,517,207
Partners Group Holding	12,748	2,389,660
Schindler Holding AG (participation certificate)	31,036	3,649,838
The Swatch Group AG (Bearer)	5,440	2,303,577
Transocean Ltd. (United States)	47,100	2,691,765
UBS AG (a)	323,960	4,095,441
Zurich Financial Services AG	19,138	4,444,561
TOTAL SWITZERLAND		35,979,979
Taiwan - 0.3%
Catcher Technology Co. Ltd.	317,000	1,766,168
WPG Holding Co. Ltd.	955,930	1,154,290
TOTAL TAIWAN		2,920,458
Turkey - 0.1%
Boyner Buyuk Magazacilik A/S (a)	514,000	863,328
United Arab Emirates - 0.1%
First Gulf Bank PJSC	130,740	553,500
United Kingdom - 9.8%
Aberdeen Asset Management PLC	474,742	1,469,699
Aggreko PLC	30,300	834,231
Anglo American PLC (United Kingdom)	68,818	2,538,288
Ashmore Group PLC	187,900	1,042,524
Aviva PLC	363,200	1,981,831
Barclays PLC	1,257,259	3,898,158
BG Group PLC	291,563	6,360,515
BHP Billiton PLC	261,599	8,239,155
BP PLC	567,469	4,176,690
British American Tobacco PLC:
(United Kingdom)	222,000	10,180,670
sponsored ADR	92,400	8,523,900
British Land Co. PLC	332,855	2,732,693
Burberry Group PLC	106,200	2,290,305
Carphone Warehouse Group PLC	852,279	4,810,929
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Diageo PLC	100,557	$ 2,081,493
GlaxoSmithKline PLC	153,700	3,450,034
HSBC Holdings PLC (United Kingdom)	580,528	5,066,231
Imperial Tobacco Group PLC	85,378	3,122,313
International Personal Finance PLC	517,515	2,282,078
Jazztel PLC (a)	228,700	1,322,961
Legal & General Group PLC	1,800,381	3,199,387
Lloyds Banking Group PLC (a)	2,775,954	1,435,778
Micro Focus International PLC	116,800	637,897
National Grid PLC	273,500	2,719,655
Ocado Group PLC (a)(d)	898,900	1,353,815
Reckitt Benckiser Group PLC	19,141	984,426
Royal Dutch Shell PLC Class B	371,168	13,319,306
Royalblue Group PLC	15,700	410,797
SuperGroup PLC (a)(d)	65,400	656,300
The Weir Group PLC	37,100	1,144,956
Ultra Electronics Holdings PLC	32,400	829,522
Vodafone Group PLC	2,115,200	5,874,342
Vodafone Group PLC sponsored ADR	47,212	1,314,382
Xstrata PLC	81,600	1,372,000
TOTAL UNITED KINGDOM		111,657,261
United States of America - 49.4%
Alexion Pharmaceuticals, Inc. (a)	173,000	11,679,230
Amazon.com, Inc. (a)	17,800	3,800,478
American Express Co.	182,100	9,217,902
Ameriprise Financial, Inc.	83,000	3,874,440
Apple, Inc. (a)	49,600	20,077,088
BB&T Corp.	38,000	886,920
Beam, Inc.	25,000	1,235,750
Biogen Idec, Inc. (a)	76,300	8,878,268
Cabot Oil & Gas Corp.	66,000	5,129,520
Chevron Corp.	143,000	15,022,150
Citigroup, Inc.	917,100	28,971,189
Citrix Systems, Inc. (a)	167,209	12,177,831
Cognizant Technology Solutions Corp. Class A (a)	61,600	4,481,400
Collective Brands, Inc. (a)	181,000	2,644,410
CSX Corp.	344,000	7,640,240
Cummins, Inc.	169,400	16,843,442
Discover Financial Services	384,100	9,049,396
Duke Energy Corp.	88,000	1,796,960
Edwards Lifesciences Corp. (a)	329,000	24,813,180
El Paso Electric Co.	60,750	1,945,823
Elizabeth Arden, Inc. (a)	76,000	2,605,280
EQT Corp.	257,000	16,319,500
Estee Lauder Companies, Inc. Class A	115,000	11,321,750
Exxon Mobil Corp.	309,000	24,129,810
Fifth Third Bancorp	381,000	4,575,810
Fiserv, Inc. (a)	7,000	412,090
Fossil, Inc. (a)	2,900	300,614

	Shares	Value
Freeport-McMoRan Copper & Gold, Inc.	112,000	$ 4,509,120
G-III Apparel Group Ltd. (a)	189,600	5,344,824
Gilead Sciences, Inc. (a)	122,000	5,082,520
Google, Inc. Class A (a)	6,500	3,852,160
Green Mountain Coffee Roasters, Inc. (a)	8,900	578,678
Informatica Corp. (a)	144,100	6,556,550
IntercontinentalExchange, Inc. (a)	13,000	1,688,440
InterMune, Inc. (a)	37,000	943,500
Intuit, Inc.	576,000	30,913,915
iRobot Corp. (a)	177,000	5,993,220
JCPenney Co., Inc.	31,000	994,480
JPMorgan Chase & Co.	105,000	3,649,800
Lincoln National Corp.	367,000	6,991,350
Lorillard, Inc.	8,000	885,280
MasterCard, Inc. Class A	69,100	23,994,284
McDonald's Corp.	118,500	11,002,725
Motorola Solutions, Inc.	20,000	938,200
National Oilwell Varco, Inc.	82,000	5,849,060
Nu Skin Enterprises, Inc. Class A	132,000	6,669,960
ONEOK, Inc.	37,000	2,813,850
Perrigo Co.	207,000	18,687,960
Polypore International, Inc. (a)	139,100	7,295,795
PPL Corp.	145,000	4,258,650
Prestige Brands Holdings, Inc. (a)	296,120	3,132,950
Priceline.com, Inc. (a)	4,000	2,030,880
Prologis, Inc.	681,600	20,284,416
PulteGroup, Inc. (a)	807,000	4,180,260
Ralph Lauren Corp.	14,000	2,223,060
RF Micro Devices, Inc. (a)	991,700	7,279,078
Riverbed Technology, Inc. (a)	28,000	772,240
salesforce.com, Inc. (a)	56,000	7,457,520
Sirius XM Radio, Inc. (a)(d)	3,900,000	6,981,000
Smithfield Foods, Inc. (a)	186,000	4,251,960
Starbucks Corp.	281,000	11,897,540
Target Corp.	81,000	4,434,750
TJX Companies, Inc.	176,000	10,371,680
Torchmark Corp.	57,000	2,333,010
Union Pacific Corp.	202,000	20,113,140
United Technologies Corp.	65,000	5,068,700
UnitedHealth Group, Inc.	273,900	13,144,461
Virgin Media, Inc.	98,000	2,389,240
W.R. Grace & Co. (a)	323,000	13,498,170
Wells Fargo & Co.	246,000	6,373,860
Williams Companies, Inc.	85,000	2,559,350
TOTAL UNITED STATES OF AMERICA		560,102,057
TOTAL COMMON STOCKS (Cost $1,032,697,154)		1,088,582,952
Nonconvertible Preferred Stocks - 0.6%
	Shares	Value
Germany - 0.5%
ProSiebenSat.1 Media AG	2,200	$ 47,191
Volkswagen AG	34,600	6,071,557
TOTAL GERMANY		6,118,748
Italy - 0.1%
Fiat Industrial SpA (a)	118,500	727,141
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,541,680)		6,845,889
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 0.12% (b)	41,886,340	41,886,340
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	12,725,485	12,725,485
TOTAL MONEY MARKET FUNDS (Cost $54,611,825)		54,611,825
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $1,092,850,659)	1,150,040,666
NET OTHER ASSETS (LIABILITIES) - (1.4)%	(15,367,874)
NET ASSETS - 100%	$ 1,134,672,792
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 77,687
Fidelity Securities Lending Cash Central Fund	199,692
Total	$ 277,379
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United States of America	$ 560,102,057	$ 560,102,057	$ -	$ -
United Kingdom	111,657,261	49,233,918	62,423,343	-
Japan	79,602,287	-	79,602,287	-
France	48,971,334	44,749,134	4,222,200	-
Switzerland	35,979,979	31,884,538	4,095,441	-
Germany	31,009,906	22,353,852	8,656,054	-
Canada	24,173,411	24,173,411	-	-
Netherlands	17,667,694	9,015,710	8,651,984	-
Australia	17,140,210	-	17,140,210	-
Other	169,124,702	95,926,624	73,198,078	-
Money Market Funds	54,611,825	54,611,825	-	-
Total Investments in Securities:	$ 1,150,040,666	$ 892,051,069	$ 257,989,597	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 34,550
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(34,550)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $43,909,944 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $11,527,651) - See accompanying schedule: Unaffiliated issuers (cost $1,038,238,834)	$ 1,095,428,841
Fidelity Central Funds (cost $54,611,825)	54,611,825
Total Investments (cost $1,092,850,659)		$ 1,150,040,666
Foreign currency held at value (cost $12)		12
Receivable for investments sold		36,476,232
Receivable for fund shares sold		974,697
Dividends receivable		1,205,767
Distributions receivable from Fidelity Central Funds		21,667
Prepaid expenses		4,726
Other receivables		381,445
Total assets		1,189,105,212

Liabilities
Payable for investments purchased	$ 39,330,913
Payable for fund shares redeemed	1,365,409
Accrued management fee	671,958
Distribution and service plan fees payable	4,710
Other affiliated payables	262,119
Other payables and accrued expenses	71,826
Collateral on securities loaned, at value	12,725,485
Total liabilities		54,432,420

Net Assets		$ 1,134,672,792
Net Assets consist of:
Paid in capital		$ 1,132,528,887
Undistributed net investment income		2,700,979
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(57,762,431)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		57,205,357
Net Assets		$ 1,134,672,792

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,153,433 ÷ 735,359 shares)	$ 17.89

Maximum offering price per share (100/94.25 of $17.89)	$ 18.98
Class T: Net Asset Value and redemption price per share ($2,186,869 ÷ 122,631 shares)	$ 17.83

Maximum offering price per share (100/96.50 of $17.83)	$ 18.48
Class B: Net Asset Value and offering price per share ($255,549 ÷ 14,383 shares)A	$ 17.77

Class C: Net Asset Value and offering price per share ($1,296,964 ÷ 73,124 shares)A	$ 17.74

Worldwide: Net Asset Value, offering price and redemption price per share ($1,114,693,586 ÷ 61,871,620 shares)	$ 18.02

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,086,391 ÷ 171,674 shares)	$ 17.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 20,686,068
Interest		17,708
Income from Fidelity Central Funds		277,379
Income before foreign taxes withheld		20,981,155
Less foreign taxes withheld		(1,097,612)
Total income		19,883,543

Expenses
Management fee Basic fee	$ 8,486,454
Performance adjustment	729,662
Transfer agent fees	2,773,239
Distribution and service plan fees	54,064
Accounting and security lending fees	553,421
Custodian fees and expenses	257,965
Independent trustees' compensation	6,658
Registration fees	98,806
Audit	81,560
Legal	5,113
Miscellaneous	11,919
Total expenses before reductions	13,058,861
Expense reductions	(357,517)	12,701,344
Net investment income (loss)		7,182,199
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	120,978,817
Foreign currency transactions	(435,639)
Total net realized gain (loss)		120,543,178
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $556,502)	(94,435,905)
Assets and liabilities in foreign currencies	(21,713)
Total change in net unrealized appreciation (depreciation)		(94,457,618)
Net gain (loss)		26,085,560
Net increase (decrease) in net assets resulting from operations		$ 33,267,759

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,182,199	$ 5,168,785
Net realized gain (loss)	120,543,178	100,330,002
Change in net unrealized appreciation (depreciation)	(94,457,618)	66,991,246
Net increase (decrease) in net assets resulting from operations	33,267,759	172,490,033
Distributions to shareholders from net investment income	(6,244,141)	(6,419,967)
Distributions to shareholders from net realized gain	(2,870,519)	(993,213)
Total distributions	(9,114,660)	(7,413,180)
Share transactions - net increase (decrease)	12,558,124	(61,476,980)
Redemption fees	33,448	31,293
Total increase (decrease) in net assets	36,744,671	103,631,166

Net Assets
Beginning of period	1,097,928,121	994,296,955
End of period (including undistributed net investment income of $2,700,979 and undistributed net investment income of $4,480,160, respectively)	$ 1,134,672,792	$ 1,097,928,121

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.50	$ 14.96	$ 10.88
Income from Investment Operations
Net investment income (loss) E	.05	.03	(.01)
Net realized and unrealized gain (loss)	.47	2.63	4.09
Total from investment operations	.52	2.66	4.08
Distributions from net investment income	(.08)	(.10)	-
Distributions from net realized gain	(.05)	(.02)	-
Total distributions	(.13)	(.12)	-
Redemption fees added to paid in capital E,J	-	-	-
Net asset value, end of period	$ 17.89	$ 17.50	$ 14.96
Total Return B,C,D	2.94%	17.85%	37.50%
Ratios to Average Net Assets F, I
Expenses before reductions	1.41%	1.43%	1.52% A
Expenses net of fee waivers, if any	1.40%	1.43%	1.52% A
Expenses net of all reductions	1.38%	1.41%	1.49% A
Net investment income (loss)	.28%	.21%	(.06)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,153	$ 7,530	$ 993
Portfolio turnover rate G	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46	$ 14.94	$ 10.88
Income from Investment Operations
Net investment income (loss) E	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	.45	2.62	4.07
Total from investment operations	.46	2.61	4.06
Distributions from net investment income	(.04)	(.08)	-
Distributions from net realized gain	(.05)	(.02)	-
Total distributions	(.09)	(.09) K	-
Redemption fees added to paid in capital E,J	-	-	-
Net asset value, end of period	$ 17.83	$ 17.46	$ 14.94
Total Return B,C,D	2.61%	17.53%	37.32%
Ratios to Average Net Assets F, I
Expenses before reductions	1.66%	1.70%	1.73% A
Expenses net of fee waivers, if any	1.65%	1.70%	1.73% A
Expenses net of all reductions	1.63%	1.68%	1.70% A
Net investment income (loss)	.03%	(.05)%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,187	$ 1,120	$ 458
Portfolio turnover rate G	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.09 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.39	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss) E	(.09)	(.09)	(.03)
Net realized and unrealized gain (loss)	.47	2.61	4.04
Total from investment operations	.38	2.52	4.01
Distributions from net investment income	-	(.01)	-
Distributions from net realized gain	-	(.01)	-
Total distributions	-	(.02)	-
Redemption fees added to paid in capital E,J	-	-	-
Net asset value, end of period	$ 17.77	$ 17.39	$ 14.89
Total Return B,C,D	2.19%	16.92%	36.86%
Ratios to Average Net Assets F,I
Expenses before reductions	2.16%	2.19%	2.20% A
Expenses net of fee waivers, if any	2.16%	2.19%	2.20% A
Expenses net of all reductions	2.13%	2.17%	2.17% A
Net investment income (loss)	(.47)%	(.55)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 256	$ 305	$ 224
Portfolio turnover rate G	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.36	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss) E	(.09)	(.09)	(.04)
Net realized and unrealized gain (loss)	.47	2.61	4.05
Total from investment operations	.38	2.52	4.01
Distributions from net investment income	-	(.03)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	-	(.05)	-
Redemption fees added to paid in capital E,J	-	-	-
Net asset value, end of period	$ 17.74	$ 17.36	$ 14.89
Total Return B,C,D	2.19%	16.94%	36.86%
Ratios to Average Net Assets F,I
Expenses before reductions	2.16%	2.19%	2.18% A
Expenses net of fee waivers, if any	2.15%	2.19%	2.18% A
Expenses net of all reductions	2.13%	2.16%	2.15% A
Net investment income (loss)	(.47)%	(.54)%	(.39)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,297	$ 710	$ 335
Portfolio turnover rate G	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Worldwide

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 17.58	$ 14.98	$ 13.40	$ 25.18	$ 21.82
Income from Investment Operations
Net investment income (loss) B	.11	.08	.12	.16	.14
Net realized and unrealized gain (loss)	.48	2.63	1.63	(9.44)	6.05
Total from investment operations	.59	2.71	1.75	(9.28)	6.19
Distributions from net investment income	(.10)	(.10)	(.17)	(.12)	(.17)
Distributions from net realized gain	(.05)	(.02)	-	(2.38)	(2.66)
Total distributions	(.15)	(.11) G	(.17)	(2.50)	(2.83)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 18.02	$ 17.58	$ 14.98	$ 13.40	$ 25.18
Total Return A	3.32%	18.18%	13.39%	(40.66)%	31.87%
Ratios to Average Net Assets C,E
Expenses before reductions	1.08%	1.15%	1.27%	1.21%	1.04%
Expenses net of fee waivers, if any	1.08%	1.15%	1.27%	1.21%	1.04%
Expenses net of all reductions	1.05%	1.12%	1.24%	1.19%	1.02%
Net investment income (loss)	.60%	.50%	.92%	.84%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,114,694	$ 1,087,928	$ 991,996	$ 934,885	$ 1,773,603
Portfolio turnover rate D	203%	166%	224%	264%	128%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.11 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.015 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 17.57	$ 15.00	$ 10.88
Income from Investment Operations
Net investment income (loss) D	.10	.07	.06
Net realized and unrealized gain (loss)	.47	2.63	4.06
Total from investment operations	.57	2.70	4.12
Distributions from net investment income	(.11)	(.11)	-
Distributions from net realized gain	(.05)	(.02)	-
Total distributions	(.16)	(.13)	-
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 17.98	$ 17.57	$ 15.00
Total Return B,C	3.23%	18.08%	37.87%
Ratios to Average Net Assets E,H
Expenses before reductions	1.13%	1.21%	1.17% A
Expenses net of fee waivers, if any	1.13%	1.21%	1.17% A
Expenses net of all reductions	1.10%	1.19%	1.15% A
Net investment income (loss)	.56%	.44%	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,086	$ 335	$ 290
Portfolio turnover rate F	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Institutional class, each of which, along with class B shares has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011 as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 107,207,788
Gross unrealized depreciation	(63,870,262)
Net unrealized appreciation (depreciation) on securities and other investments	$ 43,337,526

Tax Cost	$ 1,106,703,140

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,701,313
Capital loss carryfoward	$ (43,909,944)
Net unrealized appreciation (depreciation)	$ 43,352,876

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 9,114,660	$ 7,413,180

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,331,452,718 and $2,340,625,824, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 27,830	$ 7,097
Class T	.25%	.25%	12,334	6
Class B	.75%	.25%	3,072	2,345
Class C	.75%	.25%	10,828	4,607
			$ 54,064	$ 14,055

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,873
Class T	1,872
Class B*	291
Class C*	512
$ 15,548

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 33,823.30
Class T	7,470.30
Class B	941.31
Class C	3,295.30
Worldwide	2,724,210.23
Institutional Class	3,500.28
	$ 2,773,239

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $92,473 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,661 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $199,692. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $51,129.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $306,388 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 36,687	$ 9,814
Class T	3,024	2,409
Class B	-	75
Class C	-	827
Worldwide	6,199,611	6,404,601
Institutional Class	4,819	2,241
Total	$ 6,244,141	$ 6,419,967
From net realized gain
Class A	$ 20,664	$ 1,404
Class T	3,280	480
Class B	-	191
Class C	-	373
Worldwide	2,844,643	990,471
Institutional Class	1,932	294
Total	$ 2,870,519	$ 993,213

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	446,295	404,777	$ 8,440,354	$ 6,463,954
Reinvestment of distributions	2,409	589	44,007	9,399
Shares redeemed	(143,732)	(41,328)	(2,654,718)	(668,935)
Net increase (decrease)	304,972	364,038	$ 5,829,643	$ 5,804,418
Class T
Shares sold	307,740	57,729	$ 5,853,479	$ 930,150
Reinvestment of distributions	344	156	6,293	2,498
Shares redeemed	(249,620)	(24,377)	(4,835,753)	(385,540)
Net increase (decrease)	58,464	33,508	$ 1,024,019	$ 547,108
Class B
Shares sold	3,768	11,168	$ 71,519	$ 177,092
Reinvestment of distributions	-	16	-	260
Shares redeemed	(6,939)	(8,709)	(128,598)	(138,098)
Net increase (decrease)	(3,171)	2,475	$ (57,079)	$ 39,254

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	41,472	34,028	$ 784,669	$ 543,674
Reinvestment of distributions	-	68	-	1,087
Shares redeemed	(9,227)	(15,747)	(167,760)	(246,126)
Net increase (decrease)	32,245	18,349	$ 616,909	$ 298,635
Worldwide
Shares sold	12,255,493	8,421,228	$ 231,984,939	$ 135,177,567
Reinvestment of distributions	480,262	449,494	8,805,760	7,194,622
Shares redeemed	(12,736,797)	(13,209,138)	(238,335,100)	(210,537,866)
Net increase (decrease)	(1,042)	(4,338,416)	$ 2,455,599	$ (68,165,677)
Institutional Class
Shares sold	162,911	9,920	$ 2,875,496	$ 162,697
Reinvestment of distributions	360	158	6,581	2,535
Shares redeemed	(10,647)	(10,397)	(193,044)	(165,950)
Net increase (decrease)	152,624	(319)	$ 2,689,033	$ (718)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 49% and 64%; Class T designates 74% and 64% of the dividends distributed on December 3, 2010 and December 30, 2010, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/06/10	$0.099	$0.0105
Class A	12/31/10	$0.019	$0.0000
Class T	12/06/10	$0.066	$0.0105
Class T	12/31/10	$0.019	$0.0000
Class B	12/06/10	$0.000	$0.0000
Class B	12/31/10	$0.000	$0.0000
Class C	12/06/10	$0.000	$0.0000
Class C	12/31/10	$0.000	$0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Worldwide Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of the retail class and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Worldwide Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Worldwide Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and the retail class of the fund ranked below its competitive median for 2010 and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b 1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Logo)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AWLD-UANN-1211
1.883445.102

(Fidelity Logo)

Fidelity Advisor®

Worldwide Fund

Institutional Class

Annual Report

October 31, 2011

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Worldwide Fund

Contents

Chairman's Message	4	The Chairman's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion of Fund Performance	6	The Portfolio Managers' review of fundperformance and strategy.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	27	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	37	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	49
Trustees and Officers	50
Distributions	61
Board Approval of Investment Advisory Contracts and Management Fees	62

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Acting Chairman's Photograph)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(Acting Chairman's Signature)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	3.23%	1.61%	6.52%

A The initial offering of Institutional Class took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity® Worldwide Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Worldwide Fund - Institutional Class, on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® World Index performed over the same period. The initial offering of Institutional Class took place on February 19, 2009. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about sovereign debt in Europe, a devastating earthquake/tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth caused markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as better-than-expected U.S. economic data and prospects for a resolution to the European debt debacle prompted buyers to storm back onto the scene in search of bargains. Those gains - along with favorable currency fluctuations overall - helped lift the MSCI® ACWI® (All Country World Index) Index 0.75% for the year. Within the index, Europe and emerging markets declined the most, with many countries in these areas sustaining steep losses. By contrast, the U.S. (+8%), which dominates the index, delivered a positive result, as did Australia (+4%) and Switzerland (+3%). Japan showed resilience in the wake of its natural disasters, falling only 2%.

Comments from William Kennedy, Lead Portfolio Manager of Fidelity Advisor® Worldwide Fund and manager of its non-U.S. equity subportfolio, and Co-Portfolio Manager Stephen DuFour, who manages the fund's U.S. equity subportfolio: For the 12 months ending October 31, 2011, the fund's Institutional Class shares returned 3.23%, compared to 2.12% for the MSCI® World Index. Stock selection aided relative results, particularly in the U.S., but also in Japan and Canada. Standouts included Green Mountain Coffee Roasters, maker of the Keurig® coffee system, whose stock rallied during our ownership, following the launch of a new machine and new brands. Shares of beauty products company Estee Lauder benefited from growing overseas demand, product introductions and improved operations. Card processor MasterCard saw a sizable share price gain, fueled by strong volume growth as more payments worldwide were made with plastic. Conversely, security selection and currency exposure in emerging markets detracted, as did positioning in Europe and Asia Pacific ex Japan. The fund's small cash position also hurt. Individual disappointments included France-based network equipment company Alcatel-Lucent, whose stock declined when the company failed to execute on its turnaround plan. Untimely ownership of commercial roofing supplier Carlisle Companies detracted, as did our lack of exposure to tech giant and index component International Business Machines, which rallied nicely. Some of the stocks mentioned were not in the index, and some were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Worldwide Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.39%
Actual		$ 1,000.00	$ 874.80	$ 6.57
HypotheticalA		$ 1,000.00	$ 1,018.20	$ 7.07
Class T	1.69%
Actual		$ 1,000.00	$ 873.20	$ 7.98
HypotheticalA		$ 1,000.00	$ 1,016.69	$ 8.59
Class B	2.12%
Actual		$ 1,000.00	$ 871.50	$ 10.00
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
Class C	2.14%
Actual		$ 1,000.00	$ 871.70	$ 10.10
HypotheticalA		$ 1,000.00	$ 1,014.42	$ 10.87
Worldwide	1.05%
Actual		$ 1,000.00	$ 876.50	$ 4.97
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Institutional Class	1.11%
Actual		$ 1,000.00	$ 876.20	$ 5.25
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Worldwide Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United States of America	52.8%
United Kingdom	9.8%
Japan	7.0%
France	4.3%
Switzerland	3.2%
Germany	2.7%
Canada	2.1%
Netherlands	1.6%
Australia	1.5%
Other	15.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United States of America	48.4%
United Kingdom	9.9%
Japan	7.4%
France	5.9%
Germany	4.1%
Canada	3.2%
Switzerland	2.4%
Netherlands	2.1%
Australia	1.9%
Other	14.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.6	94.8
Bonds	0.0	0.1
Short-Term Investments and Net Other Assets	3.4	5.1
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Intuit, Inc. (United States of America, Software)	2.7	1.1
Citigroup, Inc. (United States of America, Diversified Financial Services)	2.6	0.0
Edwards Lifesciences Corp. (United States of America, Health Care Equipment & Supplies)	2.2	1.1
Exxon Mobil Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.1	1.8
MasterCard, Inc. Class A (United States of America, IT Services)	2.1	0.5
Prologis, Inc. (United States of America, Real Estate Investment Trusts)	1.8	0.0
Union Pacific Corp. (United States of America, Road & Rail)	1.8	0.0
Apple, Inc. (United States of America, Computers & Peripherals)	1.8	1.3
Perrigo Co. (United States of America, Pharmaceuticals)	1.6	1.2
British American Tobacco PLC	1.6	0.3
	20.3
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.2	14.2
Consumer Discretionary	14.7	14.7
Information Technology	14.3	15.6
Energy	11.4	12.6
Health Care	10.7	12.1
Consumer Staples	9.4	7.2
Industrials	9.2	9.5
Materials	4.3	5.0
Telecommunication Services	3.0	3.0
Utilities	1.4	1.0

Annual Report

Fidelity Worldwide Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
Australia - 1.5%
Australia & New Zealand Banking Group Ltd.	244,941	$ 5,535,316
carsales.com Ltd. (d)	238,660	1,233,872
Commonwealth Bank of Australia	73,520	3,777,086
Fortescue Metals Group Ltd.	218,016	1,095,164
Macquarie Group Ltd.	17,973	462,782
Newcrest Mining Ltd.	92,133	3,256,459
WorleyParsons Ltd.	61,305	1,779,531
TOTAL AUSTRALIA		17,140,210
Austria - 0.0%
Osterreichische Elektrizitatswirtschafts AG	6,500	189,217
Bailiwick of Guernsey - 0.1%
Ashmore Global Opportunities Ltd. (United Kingdom)	49,599	550,379
Bailiwick of Jersey - 0.9%
Experian PLC	176,600	2,301,886
Shire PLC	132,800	4,168,784
Velti PLC (a)	32,500	273,650
Wolseley PLC	106,760	3,087,012
TOTAL BAILIWICK OF JERSEY		9,831,332
Belgium - 0.1%
Anheuser-Busch InBev SA NV	26,911	1,492,596
Bermuda - 0.4%
African Minerals Ltd. (a)	177,200	1,258,868
Cheung Kong Infrastructure Holdings Ltd.	401,000	2,148,044
Li & Fung Ltd.	516,000	994,432
Noble Group Ltd.	529,363	646,120
TOTAL BERMUDA		5,047,464
Brazil - 1.0%
Anhanguera Educacional Participacoes SA	113,300	1,665,982
Arezzo Industria e Comercio SA	51,200	676,823
Itau Unibanco Banco Multiplo SA sponsored ADR	78,300	1,497,096
Qualicorp SA	341,000	3,117,692
Souza Cruz Industria Comerico	199,500	2,446,698
TIM Participacoes SA sponsored ADR	82,378	2,145,123
TOTAL BRAZIL		11,549,414
British Virgin Islands - 0.2%
Arcos Dorados Holdings, Inc.	45,500	1,064,700
Mail.ru Group Ltd. GDR (Reg. S)	43,800	1,508,910
TOTAL BRITISH VIRGIN ISLANDS		2,573,610
Canada - 2.1%
Canadian Natural Resources Ltd.	34,200	1,206,272
InterOil Corp. (a)	10,500	498,855
Keyera Corp.	401,000	18,291,087

	Shares	Value
Open Text Corp. (a)	41,800	$ 2,558,277
Trinidad Drilling Ltd.	206,900	1,618,920
TOTAL CANADA		24,173,411
Cayman Islands - 1.3%
Airtac International Group	156,000	873,143
Belle International Holdings Ltd.	668,000	1,310,100
Biostime International Holdings Ltd.	496,500	885,400
Bosideng International Holdings Ltd.	2,392,000	659,415
China Kanghui Holdings sponsored ADR (a)(d)	105,800	1,657,886
China Mengniu Dairy Co. Ltd.	386,000	1,229,987
China ZhengTong Auto Services Holdings Ltd.	934,000	1,011,347
Ctrip.com International Ltd. sponsored ADR (a)(d)	52,800	1,840,608
Hengdeli Holdings Ltd.	1,388,000	622,264
Microport Scientific Corp.	738,000	417,124
Sands China Ltd. (a)	1,038,800	3,121,789
Shenguan Holdings Group Ltd.	1,912,000	1,027,233
TOTAL CAYMAN ISLANDS		14,656,296
China - 0.7%
Baidu.com, Inc. sponsored ADR (a)	25,000	3,504,500
China Telecom Corp. Ltd. (H Shares)	2,586,000	1,596,615
SINA Corp. (a)(d)	18,600	1,511,994
Zhaojin Mining Industry Co. Ltd. (H Shares)	511,000	912,331
TOTAL CHINA		7,525,440
Curacao - 0.5%
Schlumberger Ltd.	72,000	5,289,840
Cyprus - 0.0%
Aisi Realty Public Ltd. (a)	12,322	13,673
Denmark - 0.9%
Novo Nordisk A/S Series B	54,816	5,820,540
William Demant Holding A/S (a)	51,300	4,093,123
TOTAL DENMARK		9,913,663
Finland - 0.4%
Amer Group PLC (A Shares)	79,900	1,104,630
Nokian Tyres PLC	78,500	2,884,290
TOTAL FINLAND		3,988,920
France - 4.3%
Air Liquide SA	18,600	2,413,176
Arkema SA	26,330	1,801,317
Atos Origin SA	55,730	2,700,909
AXA SA	231,637	3,773,020
BNP Paribas SA	77,588	3,527,237
Club Mediterranee SA (a)	26,800	508,484
Danone	76,600	5,332,139
Iliad SA	38,014	4,449,549
Ipsos SA	3,300	108,372
JC Decaux SA (a)	37,500	1,004,971
Common Stocks - continued
	Shares	Value
France - continued
LVMH Moet Hennessy - Louis Vuitton	33,579	$ 5,588,015
Pernod-Ricard SA	17,814	1,664,064
PPR SA	21,450	3,351,398
Safran SA	51,200	1,677,154
Sanofi-aventis	59,011	4,222,200
Sanofi-aventis sponsored ADR	70,000	2,502,500
Schneider Electric SA	24,592	1,451,502
Societe Generale Series A	55,400	1,617,696
Unibail-Rodamco	6,389	1,277,631
TOTAL FRANCE		48,971,334
Germany - 2.2%
Aareal Bank AG (a)	69,248	1,407,777
Allianz AG	22,281	2,504,084
Bayer AG	46,647	2,988,564
Bayerische Motoren Werke AG (BMW)	42,702	3,490,168
Commerzbank AG (a)	260,100	641,795
Deutsche Bank AG	64,100	2,650,826
Fresenius Medical Care AG & Co. KGaA	52,700	3,839,525
GEA Group AG	52,982	1,463,870
Gerry Weber International AG (Bearer)	19,400	604,072
Kabel Deutschland Holding AG (a)	54,900	3,134,774
Siemens AG	20,658	2,165,703
TOTAL GERMANY		24,891,158
Hong Kong - 0.7%
AIA Group Ltd.	1,010,800	3,090,763
China Unicom (Hong Kong) Ltd.	776,000	1,560,238
I.T Ltd.	798,000	496,991
Techtronic Industries Co. Ltd.	3,575,500	3,093,641
TOTAL HONG KONG		8,241,633
India - 0.8%
Apollo Hospitals Enterprise Ltd.	164,788	1,756,036
Bharti Airtel Ltd.	350,401	2,806,264
Housing Development Finance Corp. Ltd.	166,070	2,337,075
Larsen & Toubro Ltd.	16,958	489,178
Shriram Transport Finance Co. Ltd.	41,265	516,600
The Jammu & Kashmir Bank Ltd.	30,114	519,252
Titan Industries Ltd.	175,420	779,023
TOTAL INDIA		9,203,428
Indonesia - 0.3%
PT Astra International Tbk	82,000	632,282
PT Sarana Menara Nusantara Tbk (a)	913,000	923,098
PT Tower Bersama Infrastructure Tbk	3,992,500	929,188
PT XL Axiata Tbk	1,171,500	655,208
TOTAL INDONESIA		3,139,776
Ireland - 0.6%
Accenture PLC Class A	43,600	2,627,336

	Shares	Value
James Hardie Industries NV CDI (a)	297,856	$ 1,929,373
Kenmare Resources PLC (a)	321,500	209,762
Paddy Power PLC (Ireland)	45,700	2,529,769
TOTAL IRELAND		7,296,240
Israel - 0.3%
Check Point Software Technologies Ltd. (a)	32,400	1,867,212
Israel Chemicals Ltd.	81,400	979,495
TOTAL ISRAEL		2,846,707
Italy - 0.6%
Intesa Sanpaolo SpA	509,546	910,362
Prada SpA	144,900	716,306
Prysmian SpA	104,600	1,585,078
Saipem SpA	84,317	3,780,636
TOTAL ITALY		6,992,382
Japan - 7.0%
ABC-Mart, Inc.	84,500	3,309,601
Aozora Bank Ltd.	566,000	1,431,046
Asics Corp.	200,000	2,651,771
Calbee, Inc. (d)	42,800	1,951,360
Canon, Inc.	94,450	4,288,371
Cosmos Pharmaceutical Corp.	47,300	2,194,224
Credit Saison Co. Ltd.	76,100	1,485,195
DeNA Co. Ltd.	46,400	2,002,954
Denso Corp.	69,500	2,137,626
Digital Garage, Inc. (a)	170	556,650
Don Quijote Co. Ltd.	84,700	3,103,052
Fanuc Corp.	21,200	3,428,272
Honda Motor Co. Ltd.	108,200	3,235,999
Japan Retail Fund Investment Corp.	157	243,063
Japan Tobacco, Inc.	1,306	6,528,435
JS Group Corp.	91,700	1,923,116
JSR Corp.	126,300	2,411,388
Kakaku.com, Inc.	43,300	1,714,683
KDDI Corp.	618	4,527,650
Keyence Corp.	10,400	2,644,131
Misumi Group, Inc.	70,500	1,467,103
Mitsubishi Corp.	136,300	2,803,636
Mitsubishi Estate Co. Ltd.	87,000	1,473,711
Mitsubishi UFJ Financial Group, Inc.	837,800	3,641,492
ORIX Corp.	73,700	6,433,011
Rakuten, Inc.	3,737	4,097,156
So-net M3, Inc.	320	1,447,362
SOFTBANK CORP.	59,800	1,941,095
Start Today Co. Ltd.	165,300	3,497,242
Tokyo Electron Ltd.	19,400	1,031,892
TOTAL JAPAN		79,602,287
Korea (South) - 1.1%
Hyundai Motor Co.	11,637	2,334,815
Kia Motors Corp.	27,270	1,741,809
Common Stocks - continued
	Shares	Value
Korea (South) - continued
LG Household & Health Care Ltd.	3,087	$ 1,389,000
NHN Corp. (a)	3,893	809,131
Orion Corp.	6,624	3,540,417
Samsung Electronics Co. Ltd.	1,927	1,652,691
Shinhan Financial Group Co. Ltd.	22,350	887,039
TOTAL KOREA (SOUTH)		12,354,902
Luxembourg - 0.6%
Brait SA	516,600	1,236,773
Millicom International Cellular SA	11,500	1,263,850
Millicom International Cellular SA (depositary receipt)	27,200	2,997,630
Samsonite International SA	934,200	1,520,025
TOTAL LUXEMBOURG		7,018,278
Mexico - 0.2%
Wal-Mart de Mexico SA de CV Series V	1,042,400	2,692,836
Netherlands - 1.6%
AEGON NV (a)	292,700	1,396,073
ASML Holding NV	60,800	2,549,344
Gemalto NV	106,288	4,849,622
ING Groep NV (Certificaten Van Aandelen) (a)	654,400	5,642,383
Koninklijke Philips Electronics NV	77,500	1,613,528
Randstad Holdings NV	45,325	1,616,744
TOTAL NETHERLANDS		17,667,694
Norway - 0.5%
Aker Solutions ASA	105,900	1,231,594
DnB NOR ASA	367,800	4,290,648
TOTAL NORWAY		5,522,242
Philippines - 0.1%
Alliance Global Group, Inc.	6,500,000	1,616,043
Poland - 0.2%
Eurocash SA	232,100	1,860,945
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	279,659	1,282,610
Singapore - 0.1%
Avago Technologies Ltd.	41,000	1,384,570
South Africa - 0.4%
AngloGold Ashanti Ltd. sponsored ADR	44,700	2,020,887
Sanlam Ltd.	311,800	1,164,884
Shoprite Holdings Ltd.	125,400	1,837,793
TOTAL SOUTH AFRICA		5,023,564
Spain - 0.7%
Banco Bilbao Vizcaya Argentaria SA	135,154	1,216,551
Banco Santander SA:
rights 10/31/11	356,566	61,681
(Spain)	356,566	3,018,362
Inditex SA	17,582	1,600,055

	Shares	Value
Prosegur Compania de Seguridad SA (Reg.)	19,900	$ 992,803
Viscofan Envolturas Celulosicas SA	31,300	1,204,620
TOTAL SPAIN		8,094,072
Sweden - 0.6%
Elekta AB (B Shares)	13,000	520,235
Intrum Justitia AB	14,200	233,597
Meda AB (A Shares)	107,400	1,097,137
Swedbank AB (A Shares)	195,000	2,747,237
Swedish Match Co.	65,600	2,269,997
TOTAL SWEDEN		6,868,203
Switzerland - 3.2%
ACE Ltd.	41,000	2,958,150
Adecco SA (Reg.)	34,229	1,654,210
Compagnie Financiere Richemont SA Series A	16,640	952,835
Kuehne & Nagel International AG	10,620	1,322,735
Nestle SA	164,083	9,517,207
Partners Group Holding	12,748	2,389,660
Schindler Holding AG (participation certificate)	31,036	3,649,838
The Swatch Group AG (Bearer)	5,440	2,303,577
Transocean Ltd. (United States)	47,100	2,691,765
UBS AG (a)	323,960	4,095,441
Zurich Financial Services AG	19,138	4,444,561
TOTAL SWITZERLAND		35,979,979
Taiwan - 0.3%
Catcher Technology Co. Ltd.	317,000	1,766,168
WPG Holding Co. Ltd.	955,930	1,154,290
TOTAL TAIWAN		2,920,458
Turkey - 0.1%
Boyner Buyuk Magazacilik A/S (a)	514,000	863,328
United Arab Emirates - 0.1%
First Gulf Bank PJSC	130,740	553,500
United Kingdom - 9.8%
Aberdeen Asset Management PLC	474,742	1,469,699
Aggreko PLC	30,300	834,231
Anglo American PLC (United Kingdom)	68,818	2,538,288
Ashmore Group PLC	187,900	1,042,524
Aviva PLC	363,200	1,981,831
Barclays PLC	1,257,259	3,898,158
BG Group PLC	291,563	6,360,515
BHP Billiton PLC	261,599	8,239,155
BP PLC	567,469	4,176,690
British American Tobacco PLC:
(United Kingdom)	222,000	10,180,670
sponsored ADR	92,400	8,523,900
British Land Co. PLC	332,855	2,732,693
Burberry Group PLC	106,200	2,290,305
Carphone Warehouse Group PLC	852,279	4,810,929
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Diageo PLC	100,557	$ 2,081,493
GlaxoSmithKline PLC	153,700	3,450,034
HSBC Holdings PLC (United Kingdom)	580,528	5,066,231
Imperial Tobacco Group PLC	85,378	3,122,313
International Personal Finance PLC	517,515	2,282,078
Jazztel PLC (a)	228,700	1,322,961
Legal & General Group PLC	1,800,381	3,199,387
Lloyds Banking Group PLC (a)	2,775,954	1,435,778
Micro Focus International PLC	116,800	637,897
National Grid PLC	273,500	2,719,655
Ocado Group PLC (a)(d)	898,900	1,353,815
Reckitt Benckiser Group PLC	19,141	984,426
Royal Dutch Shell PLC Class B	371,168	13,319,306
Royalblue Group PLC	15,700	410,797
SuperGroup PLC (a)(d)	65,400	656,300
The Weir Group PLC	37,100	1,144,956
Ultra Electronics Holdings PLC	32,400	829,522
Vodafone Group PLC	2,115,200	5,874,342
Vodafone Group PLC sponsored ADR	47,212	1,314,382
Xstrata PLC	81,600	1,372,000
TOTAL UNITED KINGDOM		111,657,261
United States of America - 49.4%
Alexion Pharmaceuticals, Inc. (a)	173,000	11,679,230
Amazon.com, Inc. (a)	17,800	3,800,478
American Express Co.	182,100	9,217,902
Ameriprise Financial, Inc.	83,000	3,874,440
Apple, Inc. (a)	49,600	20,077,088
BB&T Corp.	38,000	886,920
Beam, Inc.	25,000	1,235,750
Biogen Idec, Inc. (a)	76,300	8,878,268
Cabot Oil & Gas Corp.	66,000	5,129,520
Chevron Corp.	143,000	15,022,150
Citigroup, Inc.	917,100	28,971,189
Citrix Systems, Inc. (a)	167,209	12,177,831
Cognizant Technology Solutions Corp. Class A (a)	61,600	4,481,400
Collective Brands, Inc. (a)	181,000	2,644,410
CSX Corp.	344,000	7,640,240
Cummins, Inc.	169,400	16,843,442
Discover Financial Services	384,100	9,049,396
Duke Energy Corp.	88,000	1,796,960
Edwards Lifesciences Corp. (a)	329,000	24,813,180
El Paso Electric Co.	60,750	1,945,823
Elizabeth Arden, Inc. (a)	76,000	2,605,280
EQT Corp.	257,000	16,319,500
Estee Lauder Companies, Inc. Class A	115,000	11,321,750
Exxon Mobil Corp.	309,000	24,129,810
Fifth Third Bancorp	381,000	4,575,810
Fiserv, Inc. (a)	7,000	412,090
Fossil, Inc. (a)	2,900	300,614

	Shares	Value
Freeport-McMoRan Copper & Gold, Inc.	112,000	$ 4,509,120
G-III Apparel Group Ltd. (a)	189,600	5,344,824
Gilead Sciences, Inc. (a)	122,000	5,082,520
Google, Inc. Class A (a)	6,500	3,852,160
Green Mountain Coffee Roasters, Inc. (a)	8,900	578,678
Informatica Corp. (a)	144,100	6,556,550
IntercontinentalExchange, Inc. (a)	13,000	1,688,440
InterMune, Inc. (a)	37,000	943,500
Intuit, Inc.	576,000	30,913,915
iRobot Corp. (a)	177,000	5,993,220
JCPenney Co., Inc.	31,000	994,480
JPMorgan Chase & Co.	105,000	3,649,800
Lincoln National Corp.	367,000	6,991,350
Lorillard, Inc.	8,000	885,280
MasterCard, Inc. Class A	69,100	23,994,284
McDonald's Corp.	118,500	11,002,725
Motorola Solutions, Inc.	20,000	938,200
National Oilwell Varco, Inc.	82,000	5,849,060
Nu Skin Enterprises, Inc. Class A	132,000	6,669,960
ONEOK, Inc.	37,000	2,813,850
Perrigo Co.	207,000	18,687,960
Polypore International, Inc. (a)	139,100	7,295,795
PPL Corp.	145,000	4,258,650
Prestige Brands Holdings, Inc. (a)	296,120	3,132,950
Priceline.com, Inc. (a)	4,000	2,030,880
Prologis, Inc.	681,600	20,284,416
PulteGroup, Inc. (a)	807,000	4,180,260
Ralph Lauren Corp.	14,000	2,223,060
RF Micro Devices, Inc. (a)	991,700	7,279,078
Riverbed Technology, Inc. (a)	28,000	772,240
salesforce.com, Inc. (a)	56,000	7,457,520
Sirius XM Radio, Inc. (a)(d)	3,900,000	6,981,000
Smithfield Foods, Inc. (a)	186,000	4,251,960
Starbucks Corp.	281,000	11,897,540
Target Corp.	81,000	4,434,750
TJX Companies, Inc.	176,000	10,371,680
Torchmark Corp.	57,000	2,333,010
Union Pacific Corp.	202,000	20,113,140
United Technologies Corp.	65,000	5,068,700
UnitedHealth Group, Inc.	273,900	13,144,461
Virgin Media, Inc.	98,000	2,389,240
W.R. Grace & Co. (a)	323,000	13,498,170
Wells Fargo & Co.	246,000	6,373,860
Williams Companies, Inc.	85,000	2,559,350
TOTAL UNITED STATES OF AMERICA		560,102,057
TOTAL COMMON STOCKS (Cost $1,032,697,154)		1,088,582,952
Nonconvertible Preferred Stocks - 0.6%
	Shares	Value
Germany - 0.5%
ProSiebenSat.1 Media AG	2,200	$ 47,191
Volkswagen AG	34,600	6,071,557
TOTAL GERMANY		6,118,748
Italy - 0.1%
Fiat Industrial SpA (a)	118,500	727,141
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $5,541,680)		6,845,889
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 0.12% (b)	41,886,340	41,886,340
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	12,725,485	12,725,485
TOTAL MONEY MARKET FUNDS (Cost $54,611,825)		54,611,825
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $1,092,850,659)	1,150,040,666
NET OTHER ASSETS (LIABILITIES) - (1.4)%	(15,367,874)
NET ASSETS - 100%	$ 1,134,672,792
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 77,687
Fidelity Securities Lending Cash Central Fund	199,692
Total	$ 277,379
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United States of America	$ 560,102,057	$ 560,102,057	$ -	$ -
United Kingdom	111,657,261	49,233,918	62,423,343	-
Japan	79,602,287	-	79,602,287	-
France	48,971,334	44,749,134	4,222,200	-
Switzerland	35,979,979	31,884,538	4,095,441	-
Germany	31,009,906	22,353,852	8,656,054	-
Canada	24,173,411	24,173,411	-	-
Netherlands	17,667,694	9,015,710	8,651,984	-
Australia	17,140,210	-	17,140,210	-
Other	169,124,702	95,926,624	73,198,078	-
Money Market Funds	54,611,825	54,611,825	-	-
Total Investments in Securities:	$ 1,150,040,666	$ 892,051,069	$ 257,989,597	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 34,550
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(34,550)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $43,909,944 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $11,527,651) - See accompanying schedule: Unaffiliated issuers (cost $1,038,238,834)	$ 1,095,428,841
Fidelity Central Funds (cost $54,611,825)	54,611,825
Total Investments (cost $1,092,850,659)		$ 1,150,040,666
Foreign currency held at value (cost $12)		12
Receivable for investments sold		36,476,232
Receivable for fund shares sold		974,697
Dividends receivable		1,205,767
Distributions receivable from Fidelity Central Funds		21,667
Prepaid expenses		4,726
Other receivables		381,445
Total assets		1,189,105,212

Liabilities
Payable for investments purchased	$ 39,330,913
Payable for fund shares redeemed	1,365,409
Accrued management fee	671,958
Distribution and service plan fees payable	4,710
Other affiliated payables	262,119
Other payables and accrued expenses	71,826
Collateral on securities loaned, at value	12,725,485
Total liabilities		54,432,420

Net Assets		$ 1,134,672,792
Net Assets consist of:
Paid in capital		$ 1,132,528,887
Undistributed net investment income		2,700,979
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(57,762,431)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		57,205,357
Net Assets		$ 1,134,672,792

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,153,433 ÷ 735,359 shares)	$ 17.89

Maximum offering price per share (100/94.25 of $17.89)	$ 18.98
Class T: Net Asset Value and redemption price per share ($2,186,869 ÷ 122,631 shares)	$ 17.83

Maximum offering price per share (100/96.50 of $17.83)	$ 18.48
Class B: Net Asset Value and offering price per share ($255,549 ÷ 14,383 shares)A	$ 17.77

Class C: Net Asset Value and offering price per share ($1,296,964 ÷ 73,124 shares)A	$ 17.74

Worldwide: Net Asset Value, offering price and redemption price per share ($1,114,693,586 ÷ 61,871,620 shares)	$ 18.02

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,086,391 ÷ 171,674 shares)	$ 17.98

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Worldwide Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 20,686,068
Interest		17,708
Income from Fidelity Central Funds		277,379
Income before foreign taxes withheld		20,981,155
Less foreign taxes withheld		(1,097,612)
Total income		19,883,543

Expenses
Management fee Basic fee	$ 8,486,454
Performance adjustment	729,662
Transfer agent fees	2,773,239
Distribution and service plan fees	54,064
Accounting and security lending fees	553,421
Custodian fees and expenses	257,965
Independent trustees' compensation	6,658
Registration fees	98,806
Audit	81,560
Legal	5,113
Miscellaneous	11,919
Total expenses before reductions	13,058,861
Expense reductions	(357,517)	12,701,344
Net investment income (loss)		7,182,199
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	120,978,817
Foreign currency transactions	(435,639)
Total net realized gain (loss)		120,543,178
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $556,502)	(94,435,905)
Assets and liabilities in foreign currencies	(21,713)
Total change in net unrealized appreciation (depreciation)		(94,457,618)
Net gain (loss)		26,085,560
Net increase (decrease) in net assets resulting from operations		$ 33,267,759

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,182,199	$ 5,168,785
Net realized gain (loss)	120,543,178	100,330,002
Change in net unrealized appreciation (depreciation)	(94,457,618)	66,991,246
Net increase (decrease) in net assets resulting from operations	33,267,759	172,490,033
Distributions to shareholders from net investment income	(6,244,141)	(6,419,967)
Distributions to shareholders from net realized gain	(2,870,519)	(993,213)
Total distributions	(9,114,660)	(7,413,180)
Share transactions - net increase (decrease)	12,558,124	(61,476,980)
Redemption fees	33,448	31,293
Total increase (decrease) in net assets	36,744,671	103,631,166

Net Assets
Beginning of period	1,097,928,121	994,296,955
End of period (including undistributed net investment income of $2,700,979 and undistributed net investment income of $4,480,160, respectively)	$ 1,134,672,792	$ 1,097,928,121

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.50	$ 14.96	$ 10.88
Income from Investment Operations
Net investment income (loss) E	.05	.03	(.01)
Net realized and unrealized gain (loss)	.47	2.63	4.09
Total from investment operations	.52	2.66	4.08
Distributions from net investment income	(.08)	(.10)	-
Distributions from net realized gain	(.05)	(.02)	-
Total distributions	(.13)	(.12)	-
Redemption fees added to paid in capital E,J	-	-	-
Net asset value, end of period	$ 17.89	$ 17.50	$ 14.96
Total Return B,C,D	2.94%	17.85%	37.50%
Ratios to Average Net Assets F, I
Expenses before reductions	1.41%	1.43%	1.52% A
Expenses net of fee waivers, if any	1.40%	1.43%	1.52% A
Expenses net of all reductions	1.38%	1.41%	1.49% A
Net investment income (loss)	.28%	.21%	(.06)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,153	$ 7,530	$ 993
Portfolio turnover rate G	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.46	$ 14.94	$ 10.88
Income from Investment Operations
Net investment income (loss) E	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	.45	2.62	4.07
Total from investment operations	.46	2.61	4.06
Distributions from net investment income	(.04)	(.08)	-
Distributions from net realized gain	(.05)	(.02)	-
Total distributions	(.09)	(.09) K	-
Redemption fees added to paid in capital E,J	-	-	-
Net asset value, end of period	$ 17.83	$ 17.46	$ 14.94
Total Return B,C,D	2.61%	17.53%	37.32%
Ratios to Average Net Assets F, I
Expenses before reductions	1.66%	1.70%	1.73% A
Expenses net of fee waivers, if any	1.65%	1.70%	1.73% A
Expenses net of all reductions	1.63%	1.68%	1.70% A
Net investment income (loss)	.03%	(.05)%	(.08)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,187	$ 1,120	$ 458
Portfolio turnover rate G	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.09 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.39	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss) E	(.09)	(.09)	(.03)
Net realized and unrealized gain (loss)	.47	2.61	4.04
Total from investment operations	.38	2.52	4.01
Distributions from net investment income	-	(.01)	-
Distributions from net realized gain	-	(.01)	-
Total distributions	-	(.02)	-
Redemption fees added to paid in capital E,J	-	-	-
Net asset value, end of period	$ 17.77	$ 17.39	$ 14.89
Total Return B,C,D	2.19%	16.92%	36.86%
Ratios to Average Net Assets F,I
Expenses before reductions	2.16%	2.19%	2.20% A
Expenses net of fee waivers, if any	2.16%	2.19%	2.20% A
Expenses net of all reductions	2.13%	2.17%	2.17% A
Net investment income (loss)	(.47)%	(.55)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 256	$ 305	$ 224
Portfolio turnover rate G	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 17.36	$ 14.89	$ 10.88
Income from Investment Operations
Net investment income (loss) E	(.09)	(.09)	(.04)
Net realized and unrealized gain (loss)	.47	2.61	4.05
Total from investment operations	.38	2.52	4.01
Distributions from net investment income	-	(.03)	-
Distributions from net realized gain	-	(.02)	-
Total distributions	-	(.05)	-
Redemption fees added to paid in capital E,J	-	-	-
Net asset value, end of period	$ 17.74	$ 17.36	$ 14.89
Total Return B,C,D	2.19%	16.94%	36.86%
Ratios to Average Net Assets F,I
Expenses before reductions	2.16%	2.19%	2.18% A
Expenses net of fee waivers, if any	2.15%	2.19%	2.18% A
Expenses net of all reductions	2.13%	2.16%	2.15% A
Net investment income (loss)	(.47)%	(.54)%	(.39)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,297	$ 710	$ 335
Portfolio turnover rate G	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Worldwide

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 17.58	$ 14.98	$ 13.40	$ 25.18	$ 21.82
Income from Investment Operations
Net investment income (loss) B	.11	.08	.12	.16	.14
Net realized and unrealized gain (loss)	.48	2.63	1.63	(9.44)	6.05
Total from investment operations	.59	2.71	1.75	(9.28)	6.19
Distributions from net investment income	(.10)	(.10)	(.17)	(.12)	(.17)
Distributions from net realized gain	(.05)	(.02)	-	(2.38)	(2.66)
Total distributions	(.15)	(.11) G	(.17)	(2.50)	(2.83)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 18.02	$ 17.58	$ 14.98	$ 13.40	$ 25.18
Total Return A	3.32%	18.18%	13.39%	(40.66)%	31.87%
Ratios to Average Net Assets C,E
Expenses before reductions	1.08%	1.15%	1.27%	1.21%	1.04%
Expenses net of fee waivers, if any	1.08%	1.15%	1.27%	1.21%	1.04%
Expenses net of all reductions	1.05%	1.12%	1.24%	1.19%	1.02%
Net investment income (loss)	.60%	.50%	.92%	.84%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,114,694	$ 1,087,928	$ 991,996	$ 934,885	$ 1,773,603
Portfolio turnover rate D	203%	166%	224%	264%	128%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.11 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.015 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 17.57	$ 15.00	$ 10.88
Income from Investment Operations
Net investment income (loss) D	.10	.07	.06
Net realized and unrealized gain (loss)	.47	2.63	4.06
Total from investment operations	.57	2.70	4.12
Distributions from net investment income	(.11)	(.11)	-
Distributions from net realized gain	(.05)	(.02)	-
Total distributions	(.16)	(.13)	-
Redemption fees added to paid in capital D,I	-	-	-
Net asset value, end of period	$ 17.98	$ 17.57	$ 15.00
Total Return B,C	3.23%	18.08%	37.87%
Ratios to Average Net Assets E,H
Expenses before reductions	1.13%	1.21%	1.17% A
Expenses net of fee waivers, if any	1.13%	1.21%	1.17% A
Expenses net of all reductions	1.10%	1.19%	1.15% A
Net investment income (loss)	.56%	.44%	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,086	$ 335	$ 290
Portfolio turnover rate F	203%	166%	224%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 19, 2009 (commencement of sale of shares) to October 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Worldwide and Institutional class, each of which, along with class B shares has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011 as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 107,207,788
Gross unrealized depreciation	(63,870,262)
Net unrealized appreciation (depreciation) on securities and other investments	$ 43,337,526

Tax Cost	$ 1,106,703,140

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,701,313
Capital loss carryfoward	$ (43,909,944)
Net unrealized appreciation (depreciation)	$ 43,352,876

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 9,114,660	$ 7,413,180

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,331,452,718 and $2,340,625,824, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 27,830	$ 7,097
Class T	.25%	.25%	12,334	6
Class B	.75%	.25%	3,072	2,345
Class C	.75%	.25%	10,828	4,607
			$ 54,064	$ 14,055

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,873
Class T	1,872
Class B*	291
Class C*	512
$ 15,548

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 33,823.30
Class T	7,470.30
Class B	941.31
Class C	3,295.30
Worldwide	2,724,210.23
Institutional Class	3,500.28
	$ 2,773,239

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $92,473 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,661 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $199,692. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $51,129.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $306,388 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 36,687	$ 9,814
Class T	3,024	2,409
Class B	-	75
Class C	-	827
Worldwide	6,199,611	6,404,601
Institutional Class	4,819	2,241
Total	$ 6,244,141	$ 6,419,967
From net realized gain
Class A	$ 20,664	$ 1,404
Class T	3,280	480
Class B	-	191
Class C	-	373
Worldwide	2,844,643	990,471
Institutional Class	1,932	294
Total	$ 2,870,519	$ 993,213

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	446,295	404,777	$ 8,440,354	$ 6,463,954
Reinvestment of distributions	2,409	589	44,007	9,399
Shares redeemed	(143,732)	(41,328)	(2,654,718)	(668,935)
Net increase (decrease)	304,972	364,038	$ 5,829,643	$ 5,804,418
Class T
Shares sold	307,740	57,729	$ 5,853,479	$ 930,150
Reinvestment of distributions	344	156	6,293	2,498
Shares redeemed	(249,620)	(24,377)	(4,835,753)	(385,540)
Net increase (decrease)	58,464	33,508	$ 1,024,019	$ 547,108
Class B
Shares sold	3,768	11,168	$ 71,519	$ 177,092
Reinvestment of distributions	-	16	-	260
Shares redeemed	(6,939)	(8,709)	(128,598)	(138,098)
Net increase (decrease)	(3,171)	2,475	$ (57,079)	$ 39,254

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class C
Shares sold	41,472	34,028	$ 784,669	$ 543,674
Reinvestment of distributions	-	68	-	1,087
Shares redeemed	(9,227)	(15,747)	(167,760)	(246,126)
Net increase (decrease)	32,245	18,349	$ 616,909	$ 298,635
Worldwide
Shares sold	12,255,493	8,421,228	$ 231,984,939	$ 135,177,567
Reinvestment of distributions	480,262	449,494	8,805,760	7,194,622
Shares redeemed	(12,736,797)	(13,209,138)	(238,335,100)	(210,537,866)
Net increase (decrease)	(1,042)	(4,338,416)	$ 2,455,599	$ (68,165,677)
Institutional Class
Shares sold	162,911	9,920	$ 2,875,496	$ 162,697
Reinvestment of distributions	360	158	6,581	2,535
Shares redeemed	(10,647)	(10,397)	(193,044)	(165,950)
Net increase (decrease)	152,624	(319)	$ 2,689,033	$ (718)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 38% and 64% of the dividends distributed on December 3, 2010 and December 30, 2010, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/06/10	$0.127	$0.0105
	12/31/10	$0.019	$0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Worldwide Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of the retail class and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Worldwide Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Worldwide Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and the retail class of the fund ranked below its competitive median for 2010 and the total expense ratio of each of Class T and Institutional Class ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b 1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

(Fidelity Logo)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AWLDI-UANN-1211
1.883436.102

Item 2. Code of Ethics

As of the end of the period, October 31, 2011, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Diversified International Fund, Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity International Capital Appreciation Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Total International Equity Fund, and Fidelity Worldwide Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$90,000	$-	$6,800	$3,100
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$50,000	$-	$5,900	$300
Fidelity International Capital Appreciation Fund	$49,000	$-	$6,800	$300
Fidelity International Small Cap Fund	$120,000	$-	$6,800	$300
Fidelity International Small Cap Opportunities Fund	$49,000	$-	$5,700	$300
Fidelity International Value Fund	$47,000	$-	$5,700	$300
Fidelity Series Emerging Markets Fund	$39,000	$-	$6,800	$600
Fidelity Series International Small Cap Fund	$43,000	$-	$5,700	$400
Fidelity Series International Value Fund	$43,000	$-	$5,700	$800
Fidelity Total International Equity Fund	$59,000	$-	$6,600	$300
Fidelity Worldwide Fund	$50,000	$-	$5,700	$400

October 31, 2010 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$89,000	$-	$6,600	$-
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$49,000	$-	$5,800	$-
Fidelity International Capital Appreciation Fund	$48,000	$-	$6,600	$-
Fidelity International Small Cap Fund	$118,000	$-	$6,600	$-
Fidelity International Small Cap Opportunities Fund	$48,000	$-	$5,600	$-
Fidelity International Value Fund	$46,000	$-	$5,600	$-
Fidelity Series Emerging Markets Fund	$31,000	$-	$6,600	$-
Fidelity Series International Small Cap Fund	$33,000	$-	$5,600	$-
Fidelity Series International Value Fund	$33,000	$-	$5,600	$-
Fidelity Total International Equity Fund	$58,000	$-	$6,400	$-
Fidelity Worldwide Fund	$49,000	$-	$5,700	$-

A Amounts may reflect rounding.

B Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund commenced operations on December 3, 2009.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Global Commodity Stock Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Overseas Fund and Fidelity Series International Growth Fund (the "Funds"):

Services Billed by PwC

October 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Global Commodity Stock Fund	$41,000	$-	$2,700	$2,000
Fidelity International Discovery Fund	$80,000	$-	$11,500	$6,300
Fidelity International Growth Fund	$54,000	$-	$5,100	$1,700
Fidelity Overseas Fund	$68,000	$-	$18,800	$4,100
Fidelity Series International Growth Fund	$46,000	$-	$5,100	$4,300

October 31, 2010 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Global Commodity Stock Fund	$35,000	$-	$2,600	$1,800
Fidelity International Discovery Fund	$80,000	$-	$9,700	$6,300
Fidelity International Growth Fund	$51,000	$-	$4,900	$1,700
Fidelity Overseas Fund	$71,000	$-	$27,700	$4,900
Fidelity Series International Growth Fund	$36,000	$-	$4,900	$2,300

A Amounts may reflect rounding.

B Fidelity Series International Growth Fund commenced operations on December 3, 2009.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2011A	October 31, 2010A
Audit-Related Fees	$440,000	$720,000
Tax Fees	$-	$-
All Other Fees	$430,000	$790,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2011A	October 31, 2010A
Audit-Related Fees	$3,835,000	$2,150,000
Tax Fees	$-	$-
All Other Fees	$-	$510,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2011 A	October 31, 2010 A
PwC	$5,895,000	$5,265,000
Deloitte Entities	$1,035,000	$1,665,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 30, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 30, 2011